UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-23124

Franklin Templeton ETF Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA    94403-1906

(Address of principal executive offices)    (Zip code)

Alison E. Baur, One Franklin Parkway, San Mateo, CA    94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 03/31/22

The Registrant is filing this amendment (the “Amendment”) to its Form N-CSR for the period ended March 31, 2022, as originally filed with the U.S. Securities and Exchange Commission on May 27, 2022 (Accession Number 0001193125-22-162279) (the “Original Filing”), and as amended on June 21, 2022 (Accession Number 0001193125-22-176706) (the “Amended Filing”), for the sole purpose of amending Item 1 “Reports to Shareholders” to correct the name in the auditor’s opinion letter under the heading “Report of Independent Registered Public Accounting Firm” to include “PricewaterhouseCoopers LLP”. Except for the correction described above and the inclusion of new certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, this Amendment does not amend, update or modify any other items or disclosures found in the Original Filing or the Amended Filing. In addition, this amendment does not reflect events or transactions occurring after the filing of the Original Filing or the Amended Filing. As a result, such information continues to speak as of the date of the Original Filing.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

FRANKLIN TEMPLETON

ETF TRUST

March 31, 2022

Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ U.S. Equity ETF
Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF
Franklin LibertyQ Global Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Franklin LibertyQ International Equity Hedged ETF

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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ANNUAL REPORT

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a +7.28% total return for the 12 months ended March 31, 2022.1 Global equities benefited from ongoing COVID-19 vaccination programs, easing restrictions in certain regions and continued economic recovery. However, the Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, the spread of the Delta and Omicron variants of COVID-19 and higher inflation in an environment of persistent supply-chain disruptions hindered global equities at certain points during the 12-month period. Russia’s invasion of Ukraine late in the period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to rise from historically low levels.

U.S. equities, as measured by the Standard & Poor’s® 500 Index, posted a +15.65% total return for the 12 months under review.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels. U.S. gross domestic product (GDP) growth was robust during most of the period, as strong consumer spending, helped by higher wages and strong household balance sheets, and business investment in growing inventories supported the economy. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure meant it anticipated making further increases to the federal funds target rate.

GDP growth resumed in the eurozone in 2021’s second quarter, following a brief recession, but quarter-over-quarter growth slowed in the fourth quarter of 2021 as the spread of the Omicron variant disrupted labor markets and led to renewed restrictions. The European Central Bank struck a less accommodative tone at its March 2022 meeting as it set a schedule to wind down its asset purchases and established preconditions for possible interest-rate increases later in 2022. Stocks of companies with exposure to Russia, particularly banks, endured further declines late in the period. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a +3.53% total return for the 12 months under review.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -11.56% total return for the 12-month period.1 While many Asian countries experienced improving economic conditions, Japan’s quarterly GDP contracted in 2021’s third quarter before returning to growth in the fourth quarter. Although China’s economy continued to grow, it was pressured by COVID-19 restrictions and government measures to limit real estate speculation. Unexpected regulatory changes by the Chinese government, which negatively impacted education- and technology-related businesses, and investor concerns about the solvency of several large Chinese property developers further pressured Asian stocks during the 12-month period.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -11.37% total return for the 12 months under review.1 Rising interest rates and elevated inflation dampened investor enthusiasm in global emerging market equities. Interest-rate increases to curb inflation by several central banks, including those of Brazil and Mexico, as well as the international sanctions on Russia, raised investor concerns about a slowdown in economic growth.

The foregoing information reflects our analysis and opinions as of March 31, 2022. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin LibertyQ Emerging Markets ETF

This annual report for Franklin LibertyQ Emerging Markets ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ Emerging Markets (EM) Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index includes stocks from emerging market countries that have favorable exposure to four investment-style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI EM Index over the long term by selecting equity securities from the MSCI EM Index that have exposure to these investment-style factors.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.55% based on market price and -4.21% based on net asset value (NAV). In comparison, the LibertyQ EM Index-NR posted a -3.41% cumulative total return for the same period, while the MSCI EM Index-NR posted a -11.37% cumulative total return.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

3/31/22

% of Total Net Assets
Asia	66.7%
Middle East & Africa	15.3%
Latin America & Caribbean	12.4%
Europe	3.5%
Short-Term Investments & Other Net Assets	2.1%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ EM Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	15.3%
Metals & Mining	11.0%
Oil, Gas & Consumable Fuels	8.6%
Diversified Telecommunication Services	5.9%
IT Services	5.5%
Insurance	4.8%
Wireless Telecommunication Services	3.7%
Technology Hardware, Storage & Peripherals	3.5%
Chemicals	3.4%
Food Products	3.3%

1. The LibertyQ EM Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI EM Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI EM Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of global emerging markets.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 46.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Vale SA Metals & Mining, Brazil	2.1%
Petroleo Brasileiro SA Oil, Gas & Consumable Fuels, Brazil	1.6%
Grupo Mexico SAB de CV, B Metals & Mining, Mexico	1.5%
China Shenhua Energy Co. Ltd., A, H Oil, Gas & Consumable Fuels, China	1.4%
Emirates Telecommunications Group Co. PJSC Diversified Telecommunication Services, United Arab Emirates	1.4%
Perusahaan Perseroan (Persero) PT TelekomunikasiIndonesia Tbk, B Diversified Telecommunication Services, Indonesia	1.3%
Wal-Mart de Mexico SAB de CV Food & Staples Retailing, Mexico	1.3%
Impala Platinum Holdings Ltd. Metals & Mining, South Africa	1.2%
Industrial and Commercial Bank of China Ltd., H Banks, China	1.2%
China Construction Bank Corp., A, H Banks, China	1.2%

Top 10 Countries

3/31/22

% of Total Net Assets
China	25.8%
Taiwan	13.8%
India	13.7%
Brazil	9.1%
South Korea	8.1%
South Africa	7.0%
Saudi Arabia	4.5%
Mexico	3.6%
Indonesia	2.2%
United Arab Emirates	1.9%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that hindered the Fund’s absolute return included Russian companies Tatneft, MMC Norilsk Nickel and LUKOIL. International trading of Russian securities was severely restricted following Russia’s invasion of Ukraine in February 2022, preventing the Fund from selling out of its positions in Russian companies. As a result, the Fund fair valued all Russian securities to zero, which had a significant negative impact on Fund returns for the period. Individual holdings that lifted the Fund’s absolute return included Vale, Emirates Telecommunication Group (doing business as Etisalat) and Al-Rajhi Bank.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, value and low volatility contributed to the Fund’s relative performance for the reporting period, while quality and momentum detracted.

Thank you for your participation in Franklin LibertyQ Emerging Markets ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-4.21%	-5.55%	-4.21%	-5.55%
5-Year	+17.36%	+15.38%	+3.25%	+2.90%
Since Inception (6/1/16)	+34.44%	+32.85%	+5.21%	+4.99%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16–3/31/22

See page 7 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.223913

Total Annual Operating Expenses7

0.45%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Fund is designed for the aggressive portion of a well-diversified portfolio. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ EM Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI EM Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Net Returns (NR) include income net of tax withholding when dividends are paid.

6. Source: Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of global emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional provider information.

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FRANKLIN LIBERTYQ EMERGING MARKETS ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$950.50	$2.19	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin LibertyQ Global Dividend ETF

This annual report for Franklin LibertyQ Global Dividend ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ Global Dividend Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index includes stocks from developed and emerging market countries with high and persistent dividend income that have favorable exposure to a quality investment-style factor, subject to a maximum 2% per company weighting. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI All Country World Index (ACWI) ex REITs Index over the long term by applying dividend persistence and yield screens and the quality factor selection process.

Performance Overview

For the 12-month period, the Fund posted cumulative total returns of +11.96% based on market price and +12.14% based on net asset value (NAV). In comparison, the LibertyQ Global Dividend Index-NR posted a +12.14% cumulative total return for the same period, while the MSCI ACWI ex REITs Index-NR posted a +7.03% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 11.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

3/31/22

% of Total Net Assets
North America	51.0%
Europe	20.2%
Asia	13.3%
Australia & New Zealand	9.6%
Middle East & Africa	5.0%
Short-Term Investments & Other Net Assets	0.8%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of derivatives, unsettled trades or other factors.

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ Global Dividend Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	11.7%
Pharmaceuticals	10.5%
Insurance	10.1%
Metals & Mining	5.7%
Tobacco	5.0%
Diversified Telecommunication Services	4.9%
IT Services	4.6%
Biotechnology	4.0%
Household Products	3.8%
Semiconductors & Semiconductor Equipment	3.8%

1. The LibertyQ Global Dividend Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI ACWI ex REITs Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI ACWI ex REITs Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding REIT securities.

2. Source: FactSet.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 56.

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FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Rio Tinto PLC Materials	2.6%
Altria Group Inc. Food, Beverage & Tobacco	2.3%
Amgen Inc. Pharmaceuticals, Biotechnology & Life Sciences	2.3%
Zurich Insurance Group AG Insurance	2.3%
Commonwealth Bank of Australia Banks	2.2%
The Coca-Cola Co. Food, Beverage & Tobacco	2.2%
International Business Machines Corp. Software & Services	2.2%
Al-Rajhi Bank Banks	2.2%
KDDI Corp. Telecommunication Services	2.1%
The Bank of Nova Scotia Banks	2.1%

Top 10 Countries

3/31/22

% of Total Net Assets
United States	42.8%
Australia	9.3%
Japan	8.6%
Canada	8.2%
Switzerland	8.1%
United Kingdom	5.7%
Saudi Arabia	3.0%
Taiwan	2.9%
Germany	2.7%
Finland	1.6%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included Rio Tinto, Al-Rajhi Bank and Nucor. Individual holdings that hindered the Fund’s absolute return included Kone, 3M and Tatneft. International trading of Russian securities was severely restricted following Russia’s invasion of Ukraine in February 2022, preventing the Fund from selling out of its positions in Russian companies. As a result, the Fund fair valued all Russian securities to zero, which hindered Fund returns for the period.

The Fund’s research-based selection process focuses on stocks with exposure to a quality investment style factor. The quality factor was a marginal detractor from the Fund’s relative performance for the reporting period. Other factors, to which the Fund does not actively seek exposure, had a larger effect on relative performance than quality. The value and low volatility factors contributed to the Fund’s relative return, while momentum detracted.

Thank you for your participation in Franklin LibertyQ Global Dividend ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+12.14%	+11.96%	+12.14%	+11.96%
5-Year	+56.48%	+55.36%	+9.37%	+9.21%
Since Inception (6/1/16)	+71.81%	+71.49%	+9.73%	+9.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

franklintempleton.com	Annual Report	11

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16–3/31/22

See page 13 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.004981

Total Annual Operating Expenses6

0.45%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Companies that have historically paid regular dividends to shareholders may decrease or eliminate dividend payments in the future. A decrease in dividend payments by an issuer may result in a decrease in the value of the issuer’s stock and less available income for the Fund. There can be no assurance that the Fund’s quality factor stock selection process and dividend screens of the Underlying Index will enhance performance. Exposure to investment factors and the use of dividend screens may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ Global Dividend Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI ACWI ex REITs Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI ACWI ex REITs Index is a free float-adjusted, market capitalization-weighted index designed to measure the equity market performance of developed and emerging markets, excluding REIT securities. Net Returns (NR) include income net of tax withholding when dividends are paid.

6. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional provider information.

franklintempleton.com	Annual Report	13

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,069.80	$2.32	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

14	Annual Report	franklintempleton.com

Franklin LibertyQ Global Equity ETF

This annual report for Franklin LibertyQ Global Equity ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ Global Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index includes stocks from developed and emerging market countries that have favorable exposure to four investment-style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI All Country World Index (ACWI) over the long term by selecting equity securities from the MSCI ACWI that have exposure to these investment-style factors.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +8.52% based on market price and +9.00% based on net asset value (NAV). In comparison, the LibertyQ Global Equity Index-NR posted a +9.04% cumulative total return for the same period, while the MSCI ACWI-NR posted a +7.28% cumulative total return.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition*

3/31/22

% of Total Net Assets
North America	58.1%
Asia	16.1%
Europe	15.4%
Australia & New Zealand	5.4%
Latin America & Caribbean	1.8%
Middle East & Africa	1.7%
Short-Term Investments & Other Net Assets	1.6%

*Figures are stated as a percentage of total and may not equal 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ Global Equity Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Pharmaceuticals	10.1%
Semiconductors & Semiconductor Equipment	7.8%
Metals & Mining	7.0%
Biotechnology	5.4%
Software	4.4%
IT Services	4.2%
Diversified Telecommunication Services	3.9%
Food & Staples Retailing	3.9%
Banks	3.8%
Tobacco	3.3%

1. The LibertyQ Global Equity Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI ACWI using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI ACWI is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 61.

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FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
BHP Group Ltd. Metals & Mining, Australia	1.7%
AbbVie Inc. Biotechnology, United States	1.4%
Apple Inc. Technology Hardware, Storage & Peripherals, United States	1.1%
Eli Lilly & Co. Pharmaceuticals, United States	1.1%
Johnson & Johnson Pharmaceuticals, United States	1.1%
Novartis AG Pharmaceuticals, Switzerland	1.1%
Cisco Systems Inc. Communications Equipment, United States	1.1%
Bristol-Myers Squibb Co. Pharmaceuticals, United States	1.1%
The Procter & Gamble Co. Household Products, United States	1.1%
Walmart Inc. Food & Staples Retailing, United States	1.1%

Top 10 Countries

3/31/22

% of Total Net Assets
United States	54.8%
Japan	6.1%
Australia	5.3%
United Kingdom	4.6%
Canada	4.1%
Switzerland	4.1%
China	3.1%
Taiwan	2.2%
India	1.9%
Denmark	1.6%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included BHP Group, Novo Nordisk and AbbVie. Individual holdings that hindered the Fund’s absolute return included Gazprom, Intel and LUKOIL. International trading of Russian securities was severely restricted following Russia’s invasion of Ukraine in February 2022, preventing the Fund from selling out of its positions in Russian companies. As a result, the Fund fair valued all Russian securities to zero, which hindered Fund returns for the period.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, value and low volatility contributed to the Fund’s relative performance for the reporting period, while momentum detracted. The quality factor detracted modestly from the Fund’s relative return.

Thank you for your participation in Franklin LibertyQ Global Equity ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16	Annual Report	franklintempleton.com

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+9.00%	+8.52%	+9.00%	+8.52%
5-Year	+69.30%	+68.06%	+11.10%	+10.94%
Since Inception (6/1/16)	+86.15%	+85.71%	+11.25%	+11.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 19 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16–3/31/22

See page 19 for Performance Summary footnotes.

18	Annual Report	franklintempleton.com

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.002606

Total Annual Operating Expenses7

0.35%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ Global Equity Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI ACWI Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Net Returns (NR) include income net of tax withholding when dividends are paid.

6. Source: Morningstar. The MSCI ACWI Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. Net Returns (NR) include income net of tax withholding when dividends are paid.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional provider information.

franklintempleton.com	Annual Report	19

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,037.50	$1.78	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

20	Annual Report	franklintempleton.com

Franklin LibertyQ International Equity Hedged ETF

This annual report for Franklin LibertyQ International Equity Hedged ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ International Equity Hedged Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index and in depositary receipts representing such securities. The Underlying Index includes stocks from developed market countries in Europe, Australasia and the Far East (EAFE) that have favorable exposure to four investment-style factors: quality, value, momentum and low volatility, subject to a maximum 2% per company weighting. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the MSCI EAFE Index over the long term by selecting equity securities from the MSCI EAFE Index that have exposure to these investment-style factors. The Underlying Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the Underlying Index.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +9.56% based on market price and +11.13% based on net asset value (NAV). In comparison, the LibertyQ International Equity Hedged Index-NR posted a +11.48% cumulative total return for the same period, while the MSCI EAFE 100% Hedged to USD Index-NR posted a +7.08% cumulative total return.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Geographic Composition

3/31/22

% of Total Net Assets
Europe	49.9%
Asia	29.1%
Australia & New Zealand	18.8%
Middle East & Africa	0.6%
North America	0.6%
Short-Term Investments & Other Net Assets	1.0%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ International Equity Hedged Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Metals & Mining	14.4%
Pharmaceuticals	13.0%
Diversified Telecommunication Services	4.4%
Tobacco	4.2%
Automobiles	3.9%
Semiconductors & Semiconductor Equipment	3.6%
Food & Staples Retailing	3.5%
Chemicals	3.3%
Trading Companies & Distributors	2.7%
Machinery	2.7%

1. The LibertyQ International Equity Hedged Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI EAFE Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index. Net Returns (NR) include income net of tax withholding when dividends are paid.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 78.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
BHP Group Ltd. Metals & Mining, Australia	5.8%
Rio Tinto PLC Metals & Mining, Australia	2.8%
British American Tobacco PLC Tobacco, United Kingdom	2.5%
Novartis AG Pharmaceuticals, Switzerland	2.2%
GlaxoSmithKline PLC Pharmaceuticals, United Kingdom	2.2%
Sanofi Pharmaceuticals, France	2.1%
Nestle SA Food Products, Switzerland	2.0%
Toyota Motor Corp. Automobiles, Japan	2.0%
Tokyo Electron Ltd. Semiconductors & Semiconductor Equipment, Japan	2.0%
Novo Nordisk AS, B Pharmaceuticals, Denmark	2.0%

Top 10 Countries

3/31/22

% of Total Net Assets
Japan	26.5%
Australia	18.3%
United Kingdom	15.8%
Switzerland	9.8%
France	4.4%
Denmark	4.3%
Netherlands	4.1%
Spain	2.8%
Sweden	2.7%
Germany	2.3%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included BHP Group, Novo Nordisk and Rio Tinto. Individual holdings that hindered the Fund’s absolute return included Deutsche Post, KAO and Industria de Diseno Textil (doing business as Inditex). The Fund’s use of currency forward contracts—designed to offset the Fund’s exposure to the component currencies and replicate the hedge impact incorporated in the calculations of the Underlying Index—also contributed to the Fund’s absolute performance. However, one cannot expect the same result in future periods.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, value, quality and low volatility contributed to the Fund’s relative performance for the reporting period, while momentum detracted marginally.

Thank you for your participation in Franklin LibertyQ International Equity Hedged ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/3/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+11.13%	+9.56%	+11.13%	+9.56%
5-Year	+46.50%	+44.51%	+7.94%	+7.64%
Since Inception (6/1/16)	+58.66%	+57.86%	+8.24%	+8.15%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

6/1/16–3/31/22

See page 25 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.796814

Total Annual Operating Expenses7

0.40%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund will attempt to hedge the currency exposure of non-U.S. dollar denominated securities held in its portfolio by investing in foreign currency forward contracts. Foreign currency forward contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Fund to establish a fixed rate of exchange for a future point in time. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Currency management strategies could result in losses to the Fund if currencies do not perform as the investment manager expects. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transaction costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ International Equity Hedged Index is a systematic, rules-based proprietary index that is owned and calculated by MSCI Inc. (MSCI). It is based on the MSCI EAFE Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Net Returns (NR) include income net of tax withholding when dividends are paid.

6. Source: Morningstar. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Net Returns (NR) include income net of tax withholding when dividends are paid.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional provider information.

franklintempleton.com	Annual Report	25

FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,051.30	$2.05	$1,022.94	$2.02	0.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

26	Annual Report	franklintempleton.com

Franklin LibertyQ U.S. Equity ETF

This annual report for Franklin LibertyQ U.S. Equity ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Large Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 1000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 1000® Index that have favorable exposure to three investment style factors: quality, value and momentum.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +14.23% based on market price and +14.19% based on net asset value (NAV). In comparison, the LibertyQ U.S. Large Cap Equity Index posted a +14.32% cumulative total return for the same period, while the Russell 1000® Index posted a +13.27% cumulative total return.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Information Technology	33.1%
Health Care	18.7%
Consumer Discretionary	12.1%
Consumer Staples	7.7%
Industrials	7.6%
Energy	6.1%
Communication Services	4.7%
Financials	4.6%
Real Estate	2.7%
Materials	1.5%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Large Cap Equity Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

1. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. The LibertyQ U.S. Large Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell 1000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 86.

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FRANKLIN LIBERTYQ U.S. EQUITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Apple Inc. Information Technology	7.3%
Microsoft Corp. Information Technology	6.0%
Amazon.com Inc. Consumer Discretionary	2.3%
Alphabet Inc., A Information Technology	2.0%
Tesla Inc. Consumer Discretionary	1.9%
Alphabet Inc., C Information Technology	1.9%
Exxon Mobil Corp. Energy	1.7%
Chevron Corp. Energy	1.7%
The Procter & Gamble Co. Consumer Staples	1.7%
NVIDIA Corp. Information Technology	1.7%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included NVIDIA, Apple and Costco Wholesale. Individual holdings that hindered the Fund’s absolute return included Home Depot, Zoom Video Communications and Intel.

The Fund’s research-based selection process focuses on three investment factors: value, quality, and momentum. Prior to March 18, 2022, the Fund also focused on the low volatility factor. Of the four target-style factors, quality and low volatility contributed to the Fund’s relative performance for the reporting period, while value was a modest contributor. The momentum factor had no significant impact on the Fund’s relative return.

Thank you for your participation in Franklin LibertyQ U.S. Equity ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

28	Annual Report	franklintempleton.com

FRANKLIN LIBERTYQ U.S. EQUITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+14.19%	+14.23%	+14.19%	+14.23%
3-Year	+51.86%	+51.99%	+14.94%	+14.98%
Since Inception (4/26/17)	+93.57%	+93.74%	+14.34%	+14.36%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. EQUITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17–3/31/22

See page 31 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. EQUITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.840538

Total Annual Operating Expenses7

0.15%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. To the extent the Fund concentrates in a specific industry or group of industries, the Fund will carry much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries; there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ U.S. Large Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell 1000 Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy.

6. Source: Morningstar. Russell 1000 Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTYQ U.S. EQUITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,073.70	$0.78	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

32	Annual Report	franklintempleton.com

Franklin LibertyQ U.S. Mid Cap Equity ETF

This annual report for Franklin LibertyQ U.S. Mid Cap Equity ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Mid Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell Midcap® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell Midcap® Index that have favorable exposure to four investment style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +11.24% based on market price and +11.18% based on net asset value (NAV). In comparison, the LibertyQ U.S. Mid Cap Equity Index posted a +11.49% cumulative total return for the same period, while the Russell Midcap® Index posted a +6.92% cumulative total return for the same period.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 35.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Information Technology	19.6%
Industrials	16.8%
Consumer Discretionary	14.4%
Health Care	11.0%
Financials	9.7%
Real Estate	7.6%
Consumer Staples	7.3%
Utilities	5.2%
Materials	5.0%
Communication Services	3.0%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Mid Cap Equity Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

1. The LibertyQ U.S. Mid Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell). It is based on the Russell Midcap® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represents a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 92.

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FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
The Kroger Co. Consumer Staples	1.4%
Consolidated Edison Inc. Utilities	1.3%
The Hershey Co. Consumer Staples	1.3%
Paychex Inc. Information Technology	1.2%
AutoZone Inc. Consumer Discretionary	1.2%
Arista Networks Inc. Information Technology	1.2%
O’Reilly Automotive Inc. Consumer Discretionary	1.1%
AvalonBay Communities Inc. Real Estate	1.1%
Cerner Corp. Health Care	1.1%
Tractor Supply Co. Consumer Discretionary	1.1%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included Fortinet, Kroger and Arista Networks. Individual holdings that hindered the Fund’s absolute return included Clorox, Boston Beer and Match Group.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, low volatility contributed to the Fund’s relative performance for the reporting period, with modest contribution from the momentum factor. In contrast, quality detracted modestly. The value factor had no significant impact on the Fund’s relative return.

Thank you for your participation in Franklin LibertyQ U.S. Mid Cap Equity ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+11.18%	+11.24%	+11.18%	+11.24%
3-Year	+53.83%	+54.03%	+15.44%	+15.49%
Since Inception (4/26/17)	+87.84%	+88.25%	+13.64%	+13.70%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17–3/31/22

See page 37 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.511592

Total Annual Operating Expenses7

0.30%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, mid-size company securities have been more volatile in price than larger company securities, especially over the short term. Mid-size companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ U.S. Mid Cap Equity Index is a systematic, rules-based proprietary index maintained and calculated by FTSE Russell (Russell) based on the Russell Midcap Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy.

6. Source: Morningstar. Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represents a modest amount of the Russell 1000 Index’s total market capitalization.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,032.40	$1.52	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

38	Annual Report	franklintempleton.com

Franklin LibertyQ U.S. Small Cap Equity ETF

This annual report for Franklin LibertyQ U.S. Small Cap Equity ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Small Cap Equity Index (the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the Underlying Index. The Underlying Index seeks to achieve a lower level of risk and higher risk-adjusted performance than the Russell 2000® Index over the long term by applying a multi-factor selection process, which is designed to select equity securities from the Russell 2000® Index that have favorable exposure to four investment style factors: quality, value, momentum and low volatility, subject to a maximum 1% per company weighting.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -0.09% based on market price and +0.02% based on net asset value (NAV). In comparison, the LibertyQ U.S. Small Cap Equity Index posted a +0.30% cumulative total return for the same period, while the Russell 2000® Index posted a -5.79% cumulative total return.2,3 You can find more of the Fund’s performance data in the Performance Summary beginning on page 41.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Industrials	20.0%
Consumer Discretionary	18.4%
Information Technology	15.6%
Financials	9.9%
Health Care	9.5%
Consumer Staples	6.6%
Real Estate	6.4%
Utilities	5.5%
Communication Services	3.6%
Materials	3.1%

Investment Strategy

The Fund, using a passive or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the LibertyQ U.S. Small Cap Equity Index. The investment manager seeks to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. The Fund’s portfolio is reconstituted semiannually following the semiannual reconstitution of the Underlying Index.

1. The LibertyQ U.S. Small Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell). It is based on the Russell 2000® Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy. Russell 2000® Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: FactSet.

3. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions (after the deduction of certain withholding taxes). They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 98.

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FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
BJ’s Wholesale Club Holdings Inc. Consumer Staples	1.0%
Tetra Tech Inc. Industrials	1.0%
Macy’s Inc. Consumer Discretionary	0.9%
Texas Roadhouse Inc., A Consumer Discretionary	0.9%
Lattice Semiconductor Corp. Information Technology	0.9%
Exponent Inc. Industrials	0.8%
SAIA Inc. Industrials	0.8%
Qualys Inc. Information Technology	0.8%
AMN Healthcare Services Inc. Health Care	0.7%
Novanta Inc. Information Technology	0.7%

Manager’s Discussion

For the fiscal year ended March 31, 2022, individual holdings that lifted the Fund’s absolute return included Stamps.com, Macy’s and Mimecast. Individual holdings that hindered the Fund’s absolute return included Sleep Number, Stitch Fix and Rent-A-Center.

The Fund’s research-based selection process focuses on four investment factors: value, quality, momentum and low volatility. Of the four target-style factors, value and quality contributed to the Fund’s relative performance for the reporting period. In addition, low volatility was a modest contributor. The momentum factor had no significant impact on the Fund’s relative return.

Thank you for your participation in Franklin LibertyQ U.S. Small Cap Equity ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40	Annual Report	franklintempleton.com

FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (4/28/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	+0.02%	-0.09%	+0.02%	-0.09%
3-Year	+35.88%	+35.96%	+10.76%	+10.78%
Since Inception (4/26/17)	+51.78%	+51.99%	+8.83%	+8.87%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

4/26/17–3/31/22

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.394926

Total Annual Operating Expenses7

0.35%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Smaller, mid-sized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger company stocks, especially over the short term. Smaller companies may be more susceptible to particular events or economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets. There can be no assurance that the Fund’s multi-factor stock selection process will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods. Performance of the Fund may vary significantly from the performance of an index, as a result of transactions costs, expenses and other factors. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Effective December 1, 2017, the Fund adopted a unified fee structure whereby Management has agreed to reimburse the Fund’s acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Fund, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding: (i) payments under the Fund’s Rule 12b-1 plan (if any); (ii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments); (iii) taxes; (iv) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges); (v) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto); and (vi) other non-routine or extraordinary expenses.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Source: FactSet. The LibertyQ U.S. Small Cap Equity Index is a systematic, rules-based proprietary index that is maintained and calculated by FTSE Russell (Russell) based on the Russell 2000 Index using a methodology developed with Franklin Templeton to reflect Franklin Templeton’s desired investment strategy.

6. Source: Morningstar. Russell 2000 Index is market capitalization weighted and measures performance of the approximately 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$965.60	$1.72	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin LibertyQ Emerging Markets ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.78	$22.20		$29.70	$33.41	$29.29

Income from investment operations[a]:

Net investment income[b]	1.32	0.84		1.24	1.14	0.83

Net realized and unrealized gains (losses)	(2.55)	8.55		(6.96)	(3.76)	4.15

Total from investment operations	(1.23)	9.39		(5.72)	(2.62)	4.98

Less distributions from net investment income	(1.22)	(0.81)		(1.78)	(1.09)	(0.86)

Net asset value, end of year	$28.33	$30.78		$22.20	$29.70	$33.41

Total return[c]	(4.21)%	42.57%		(20.55)%	(7.70)%	17.20%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.45%	0.45%		0.49%	0.55%	0.69%	[e]

Expenses net of waiver and payments by affiliates	0.45%	0.45%		0.49%	0.55%	0.54%	[e]

Net investment income	4.28%	3.15%		4.26%	3.75%	2.61%

Supplemental data

Net assets, end of year (000’s)	$17,000	$24,627		$57,711	$344,484	$400,908

Portfolio turnover rate[f]	34.27% [g]	40.22%	[g]	44.11% [g]	52.42%	32.87%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

eEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	34.27%	36.91%	41.78%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	45

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ Emerging Markets ETF

		Industry	Shares	Value
	Common Stocks 97.1%
	Brazil 6.8%
	Ambev SA	Beverages	57,000	$184,724
	B3 SA – Brasil Bolsa Balcao	Capital Markets	41,400	136,869
	Banco Bradesco SA	Banks	9,600	36,909
	Banco do Brasil SA	Banks	6,400	46,734
	BB Seguridade Participacoes SA	Insurance	13,200	71,001
	Engie Brasil Energia SA	Independent Power and Renewable Electricity Producers	2,800	25,478
	Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	16,200	120,138
	Telefonica Brasil SA	Diversified Telecommunication Services	8,409	95,009
	TIM SA	Wireless Telecommunication Services	12,000	34,824
	Vale SA	Metals & Mining	17,472	351,503
	Vibra Energia SA	Specialty Retail	10,800	53,137

				1,156,326

	Chile 0.3%
	Cencosud SA	Food & Staples Retailing	9,450	18,613
	Compania Cervecerias Unidas SA	Beverages	2,028	15,177
	Enel Chile SA	Electric Utilities	440,766	13,163

				46,953

	China 25.8%
	360 DigiTech Inc.	Consumer Finance	1,002	15,421
b	A-Living Services Co. Ltd., 144A	Commercial Services & Supplies	7,000	9,796
	Agile Group Holdings Ltd.	Real Estate Management & Development	12,000	6,083
	Agricultural Bank of China Ltd., A	Banks	61,800	29,984
	Agricultural Bank of China Ltd., H	Banks	444,000	170,651
	Anhui Conch Cement Co. Ltd., A	Construction Materials	4,200	26,127
	Anhui Conch Cement Co. Ltd., H	Construction Materials	24,180	124,429
	Anhui Gujing Distillery Co. Ltd., B	Beverages	600	7,756
	Apeloa Pharmaceutical Co. Ltd., A	Pharmaceuticals	1,000	4,924
	Bank of Beijing Co. Ltd., A	Banks	19,800	14,285
	Bank of Changsha Co. Ltd., A	Banks	1,600	1,928
	Bank of Chengdu Co. Ltd., A	Banks	2,400	5,679
	Bank of China Ltd., A	Banks	10,600	5,460
	Bank of China Ltd., H	Banks	492,000	197,896
	Bank of Communications Co. Ltd., A	Banks	38,400	30,911
	Bank of Communications Co. Ltd., H	Banks	156,400	112,236
	Bank of Jiangsu Co. Ltd., A	Banks	9,000	9,995
	Bank of Nanjing Co. Ltd., A	Banks	8,200	13,783
	Bank of Shanghai Co. Ltd., A	Banks	6,000	6,276
	Baoshan Iron & Steel Co. Ltd., A	Metals & Mining	18,600	19,778
	Beijing Enterprises Holdings Ltd.	Gas Utilities	6,000	19,039
	By-health Co. Ltd., A	Personal Products	1,000	3,354
	China Cinda Asset Management Co. Ltd., H	Capital Markets	132,000	22,586
	China CITIC Bank Corp. Ltd., H	Banks	162,000	82,123
	China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	16,000	12,034
	China Communications Services Corp. Ltd., H	Construction & Engineering	24,000	10,879
	China Conch Venture Holdings Ltd.	Construction & Engineering	24,000	70,179
	China Construction Bank Corp., A	Banks	600	595
	China Construction Bank Corp., H	Banks	270,000	203,067
	China Everbright Bank Co. Ltd., A	Banks	35,800	18,610
	China Everbright Bank Co. Ltd., H	Banks	54,000	20,479
b,c	China Feihe Ltd., 144A, Reg S	Food Products	48,000	47,562
	China Hongqiao Group Ltd.	Metals & Mining	33,000	44,076
	China Jinmao Holdings Group Ltd.	Real Estate Management & Development	36,000	10,711
	China Life Insurance Co. Ltd., H	Insurance	54,000	83,020
	China Medical System Holdings Ltd.	Pharmaceuticals	24,000	37,817

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	18,000	$32,638
	China Minsheng Banking Corp. Ltd., A	Banks	32,800	19,738
	China Minsheng Banking Corp. Ltd., H	Banks	96,000	36,162
	China National Building Material Co. Ltd., H	Construction Materials	57,000	70,892
	China Overseas Property Holdings Ltd.	Real Estate Management & Development	18,800	22,374
	China Pacific Insurance Group Co. Ltd., A	Insurance	4,800	17,331
	China Pacific Insurance Group Co. Ltd., H	Insurance	33,600	82,033
	China Petroleum & Chemical Corp., A	Oil, Gas & Consumable Fuels	14,200	9,663
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	288,000	144,526
	China Railway Group Ltd., H	Construction & Engineering	48,000	26,907
	China Resources Cement Holdings Ltd.	Construction Materials	48,000	40,023
	China Resources Power Holdings Co. Ltd.	Independent Power and Renewable Electricity Producers	22,600	42,537
	China Shenhua Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	6,600	30,951
	China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	66,090	211,822
	China State Construction Engineering Corp. Ltd., A	Construction & Engineering	16,800	14,397
	China Taiping Insurance Holdings Co. Ltd.	Insurance	21,600	26,450
	China Yangtze Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	17,400	60,302
a	Chongqing Brewery Co. Ltd., A	Beverages	600	10,135
	Chongqing Rural Commercial Bank Co. Ltd., A	Banks	4,200	2,633
	CITIC Ltd.	Industrial Conglomerates	40,000	44,488
a	COSCO SHIPPING Holdings Co. Ltd., A	Marine	4,800	11,720
a	COSCO SHIPPING Holdings Co. Ltd., H	Marine	27,000	47,095
	CSPC Pharmaceutical Group Ltd.	Pharmaceuticals	60,000	69,336
	Daan Gene Co. Ltd.	Biotechnology	1,460	4,289
b	Dali Foods Group Co. Ltd., 144A	Food Products	30,000	15,744
	Dongfeng Motor Group Co. Ltd., H	Automobiles	42,000	31,588
	Focus Media Information Technology Co. Ltd.	Media	12,400	11,935
	Foshan Haitian Flavouring & Food Co. Ltd.	Food Products	3,000	41,313
a	Fujian Sunner Development Co. Ltd.	Food Products	1,000	3,122
	G-bits Network Technology Xiamen Co. Ltd., A	Entertainment	100	5,679
	Greendland Holdings Corp. Ltd., A	Real Estate Management & Development	5,840	4,959
	Guangzhou R&F Properties Co. Ltd., H	Real Estate Management & Development	21,600	7,668
	Guangzhou Shiyuan Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	600	6,060
	Haitian International Holdings Ltd.	Machinery	8,000	20,788
	Haitong Securities Co. Ltd., H	Capital Markets	20,800	15,883
	Hangzhou Robam Appliances Co. Ltd., A	Household Durables	600	2,759
	Heilongjiang Agriculture Co. Ltd., A	Food Products	1,600	3,816
	Henan Shuanghui Investment & Development Co. Ltd.	Food Products	3,000	13,733
	Hengan International Group Co. Ltd.	Personal Products	9,000	41,602
	Hithink RoyalFlush Information Network Co. Ltd., A	Capital Markets	600	9,055
	Huaxia Bank Co. Ltd., A	Banks	10,800	9,459
	Huaxin Cement Co. Ltd., A	Construction Materials	1,600	4,980
	Hunan Valin Steel Co. Ltd., A	Metals & Mining	6,400	5,545
	Industrial and Commercial Bank of China Ltd.	Banks	17,400	13,074
	Industrial and Commercial Bank of China Ltd., H	Banks	312,000	191,629
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., A	Chemicals	7,600	5,495

franklintempleton.com	Annual Report	47

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Inner Mongolia Yili Industrial Group Co. Ltd., A	Food Products	4,200	$24,407
a	Inner Mongolia Yuan Xing Energy Co. Ltd., A	Chemicals	1,600	2,468
	Intco Medical Technology Co. Ltd.	Health Care Equipment & Supplies	600	4,370
	Jafron Biomedical Co. Ltd., A	Health Care Equipment & Supplies	670	4,791
	Jiangsu Expressway Co. Ltd., H	Transportation Infrastructure	21,000	21,988
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., A	Health Care Equipment & Supplies	400	1,754
	Jiangsu Zhongtian Technology Co. Ltd., A	Electrical Equipment	1,800	4,820
	Jiangxi Zhengbang Technology Co. Ltd., A	Food Products	1,800	2,186
	Jinke Properties Group Co. Ltd., A	Real Estate Management & Development	1,800	1,392
	Juewei Food Co. Ltd., A	Food Products	400	2,655
	Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	9,000	43,785
	Kingfa Sci & Tech Co. Ltd., A	Chemicals	1,800	2,762
	Kunlun Tech Co. Ltd.	Entertainment	1,000	2,653
	Kweichow Moutai Co. Ltd., A	Beverages	660	178,721
	Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products	18,000	9,401
	Maxscend Microelectronics Co. Ltd., A	Electronic Equipment, Instruments & Components	200	6,614
	Muyuan Foods Co. Ltd.	Food Products	4,220	37,799
	New China Life Insurance Co. Ltd., A	Insurance	1,000	5,565
	New China Life Insurance Co. Ltd., H	Insurance	10,600	29,642
	Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	24,000	20,962
	Ningxia Baofeng Energy Group Co. Ltd., A	Chemicals	4,000	9,363
	Ovctek China Inc., A	Health Care Equipment & Supplies	689	3,965
	Perfect World Co. Ltd.	Entertainment	1,600	3,241
	PetroChina Co. Ltd., A	Oil, Gas & Consumable Fuels	9,000	7,826
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	240,000	124,422
	PICC Property and Casualty Co. Ltd., H	Insurance	84,000	86,023
b	Postal Savings Bank of China Co. Ltd., 144A	Banks	108,000	87,571
	RiseSun Real Estate Development Co. Ltd.	Real Estate Management & Development	4,000	2,810
	Seazen Group Ltd.	Real Estate Management & Development	28,000	15,088
	Seazen Holdings Co. Ltd., A	Real Estate Management & Development	1,600	8,108
	Shaanxi Coal Industry Co. Ltd.	Oil, Gas & Consumable Fuels	9,600	24,877
	Shandong Buchang Pharmaceuticals Co. Ltd., A	Pharmaceuticals	600	2,247
	Shandong Hualu Hengsheng Chemical Co. Ltd., A	Chemicals	1,800	9,235
	Shandong Sun Paper Industry JSC Ltd., A	Paper & Forest Products	1,800	3,232
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	8,200	15,811
	Shanghai Pudong Development Bank Co. Ltd., A	Banks	19,800	24,952
	Shanxi Lu’an Environmental Energy Development Co. Ltd., A	Oil, Gas & Consumable Fuels	2,400	6,276
	Shanxi Taigang Stainless Steel Co. Ltd., A	Metals & Mining	2,800	2,955
	Shengyi Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	1,600	4,063
	Shenzhen International Holdings Ltd.	Transportation Infrastructure	14,000	14,802
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A	Health Care Equipment & Supplies	973	47,093
a	Shenzhen Salubris Pharmaceuticals Co. Ltd.	Pharmaceuticals	600	2,077
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., A	Pharmaceuticals	600	3,166
	Shimao Group Holdings Ltd.	Real Estate Management & Development	9,000	5,080
	Sichuan Chuantou Energy Co Ltd., A	Independent Power and Renewable Electricity Producers	2,400	4,060

48	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
a	Sichuan Hebang Biotechnology Co. Ltd., A	Chemicals	4,000	$2,212
	Sichuan Swellfun Co. Ltd., A	Beverages	400	5,190
	Sinotruk Hong Kong Ltd.	Machinery	6,000	9,194
b	Smoore International Holdings Ltd., 144A	Tobacco	15,000	36,009
	Sunac China Holdings Ltd.	Real Estate Management & Development	18,000	10,527
	The People’s Insurance Co. Group of China Ltd., H	Insurance	114,000	37,411
	Toly Bread Co. Ltd., A	Food Products	920	2,916
	Tongkun Group Co. Ltd., A	Chemicals	1,800	4,956
a	Topchoice Medical Investment Corp., A	Health Care Providers & Services	400	9,016
	Uni-President China Holdings Ltd.	Food Products	12,000	10,466
a	Vipshop Holdings Ltd., ADR	Internet & Direct Marketing Retail	5,130	46,170
	Want Want China Holdings Ltd.	Food Products	60,000	55,469
	Weihai Guangwei Composites Co. Ltd., A	Chemicals	400	3,715
	Wuhu Sanqi Interactive Entertainment NetworkTechnology Group Co. Ltd.	Entertainment	1,800	6,649
	Xiamen C & D Inc., A	Trading Companies & Distributors	2,400	4,809
	Yanzhou Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	1,800	10,871
	Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	24,000	71,252
	Yealink Network Technology Corp. Ltd.	Communications Equipment	600	7,349
	Yihai International Holding Ltd.	Food Products	5,600	16,089
	Yintai Gold Co. Ltd., A	Metals & Mining	1,200	1,760
	Yuexiu Property Co. Ltd.	Real Estate Management & Development	22,800	22,679
	Zhejiang NHU Co. Ltd.	Pharmaceuticals	1,880	9,382
	Zhejiang Semir Garment Co. Ltd.	Textiles, Apparel & Luxury Goods	1,800	1,928
	Zhejiang Supor Co. Ltd.	Household Durables	600	4,729
	Zhejiang Weixing New Building Materials Co. Ltd., A	Building Products	1,600	5,157
	Zhuzhou Kibing Group Co. Ltd., A	Building Products	1,200	2,508
	Zoomlion Heavy Industry Science and Technology Co. Ltd., A	Machinery	3,000	3,138
	Zoomlion Heavy Industry Science and Technology Co. Ltd., H	Machinery	9,600	6,117

				4,378,603

	Czech Republic 0.4%
	CEZ AS	Electric Utilities	1,698	71,625

	Egypt 0.1%
	Eastern Co. SAE	Tobacco	22,302	14,652

	Greece 0.5%
	Hellenic Telecommunications Organization SA	Diversified Telecommunication Services	3,234	59,013
	JUMBO SA	Specialty Retail	1,362	20,458

				79,471

	Hong Kong 0.1%
	Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	14,500	23,885

	Hungary 0.4%
	MOL Hungarian Oil & Gas PLC	Oil, Gas & Consumable Fuels	3,388	30,076
	Richter Gedeon Nyrt	Pharmaceuticals	1,470	31,265

				61,341

	India 13.7%
	Adani Total Gas Ltd	Gas Utilities	2,946	83,580
	Ambuja Cements Ltd.	Construction Materials	7,704	30,425
	Asian Paints Ltd.	Chemicals	4,170	169,494
	Bajaj Auto Ltd.	Automobiles	1,008	48,594
	Bharat Electronics Ltd.	Aerospace & Defense	8,256	22,968

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	6,636	$31,470
	Bharti Infratel Ltd.	Diversified Telecommunication Services	7,434	21,784
	Britannia Industries Ltd.	Food Products	1,536	64,995
	Coal India Ltd.	Oil, Gas & Consumable Fuels	28,104	67,891
	Colgate-Palmolive (India) Ltd.	Personal Products	2,016	41,032
	Dabur India Ltd.	Personal Products	7,926	56,086
	GAIL India Ltd.	Gas Utilities	23,694	48,670
	HCL Technologies Ltd.	IT Services	11,976	183,927
b	HDFC Asset Management Co. Ltd., 144A	Capital Markets	858	24,300
	Hero Motocorp Ltd.	Automobiles	1,740	52,680
	Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	11,664	41,461
	Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	24,078	37,797
	Indraprastha Gas Ltd.	Gas Utilities	3,376	16,625
	Infosys Ltd.	IT Services	7,536	189,641
	ITC Ltd.	Tobacco	49,890	165,027
b,c	Larsen & Toubro Infotech Ltd.,, 144A, Reg S	IT Services	642	52,151
	Marico Ltd.	Personal Products	8,472	56,316
	Mindtree Ltd.	IT Services	522	29,642
	Mphasis Ltd.	IT Services	600	26,738
	Nestle India Ltd.	Food Products	552	126,613
	Page Industries Ltd.	Textiles, Apparel & Luxury Goods	84	47,877
	Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	10,800	27,615
	Pidilite Industries Ltd.	Chemicals	2,016	65,297
	Tata Consultancy Services Ltd.	IT Services	3,858	190,415
	Tech Mahindra Ltd.	IT Services	8,376	165,746
	Vedanta Ltd.	Metals & Mining	8,560	45,565
	Wipro Ltd.	IT Services	13,278	103,718

				2,336,140

	Indonesia 2.2%
	Adaro Energy Tbk PT	Oil, Gas & Consumable Fuels	202,600	37,946
	Gudang Garam Tbk PT	Tobacco	7,600	16,721
	Indofood Sukses Makmur Tbk PT	Food Products	52,800	21,874
	Perusahaan Perseroan (Persero) PT TelekomunikasiIndonesia Tbk, B	Diversified Telecommunication Services	708,000	225,771
	Unilever Indonesia Tbk PT	Household Products	138,600	35,319
	United Tractors Tbk PT	Oil, Gas & Consumable Fuels	25,800	45,897

				383,528

	Kuwait 0.3%
	Mobile Telecommunications Co. KSCP	Wireless Telecommunication Services	26,064	53,878

	Malaysia 1.8%
	Digi.com Bhd.	Wireless Telecommunication Services	51,600	47,860
	Hartalega Holdings Bhd.	Health Care Equipment & Supplies	36,600	42,217
	Inari Amertron Bhd	Electronic Equipment, Instruments & Components	20,400	14,895
	MISC Bhd.	Marine	14,400	25,172
	Nestle (Malaysia) Bhd.	Food Products	1,200	38,128
	Petronas Gas Bhd.	Gas Utilities	12,000	47,546
	Sime Darby Bhd.	Industrial Conglomerates	30,600	17,466
	Top Glove Corp. Bhd.	Health Care Equipment & Supplies	115,200	52,603
	Westports Holdings Bhd.	Transportation Infrastructure	16,000	15,221

				301,108

	Mexico 3.6%
	Arca Continental SAB de CV	Beverages	3,090	20,957
	Coca-Cola Femsa SAB de CV	Beverages	4,122	22,640
	Fibra Uno Administracion SA de CV	Equity Real Estate Investment Trusts (REITs)	39,030	45,602

50	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Mexico (continued)
	Grupo Mexico SAB de CV, B	Metals & Mining	43,332	$258,575
	Kimberly-Clark de Mexico SAB de CV, A	Household Products	24,690	34,642
	Megacable Holdings SAB de CV	Media	4,782	14,371
	Wal-Mart de Mexico SAB de CV	Food & Staples Retailing	52,026	213,718

				610,505

	Philippines 0.5%
	Globe Telecom Inc.	Wireless Telecommunication Services	450	22,089
	Manila Electric Co.	Electric Utilities	3,400	24,548
	PLDT Inc.	Wireless Telecommunication Services	1,040	37,182

				83,819

	Poland 1.0%
	CD Projekt SA	Entertainment	552	23,014
	Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	3,864	70,488
	Polskie Gornictwo Naftowe i Gazownictwo SA	Oil, Gas & Consumable Fuels	23,382	34,821
	Powszechny Zaklad Ubezpieczen SA	Insurance	4,872	39,575

				167,898

	Qatar 1.5%
	Industries Qatar QSC	Industrial Conglomerates	23,784	124,088
	Masraf Al Rayan QSC	Banks	46,410	65,886
	Qatar Electricity & Water Co. QSC	Multi-Utilities	6,720	33,768
	Qatar Fuel QSC	Oil, Gas & Consumable Fuels	6,328	31,069

				254,811

	Russia 0.0%†
d	Alrosa PJSC	Metals & Mining	54,971	—
d	Gazprom PJSC	Oil, Gas & Consumable Fuels	44,709	—
d	Inter RAO UES PJSC	Electric Utilities	811,741	—
d	LUKOIL PJSC	Oil, Gas & Consumable Fuels	2,268	—
d	MMC Norilsk Nickel PJSC	Metals & Mining	693	—
d	Mobile TeleSystems PJSC, ADR	Wireless Telecommunication Services	9,527	—
d	Moscow Exchange MICEX	Capital Markets	21,224	—
d	NLMK PJSC	Metals & Mining	35,119	—
c,d	PhosAgro PJSC, GDR, Reg S	Chemicals	3,241	—
d	Polymetal International PLC	Metals & Mining	7,294	—
d	Polyus Gold OJSC	Metals & Mining	756	—
d	Rosneft PJSC	Oil, Gas & Consumable Fuels	20,055	—
d	Severstal PAO	Metals & Mining	6,090	—
d	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	132,846	—
d	Tatneft PAO	Oil, Gas & Consumable Fuels	29,792	—
d	TCS Group Holding PLC, GDR	Banks	1,778	—
a,d	United Co. RUSAL International PJSC	Metals & Mining	24,749	—

				—

	Saudi Arabia 4.5%
	Abdullah Al Othaim Markets Co.	Food & Staples Retailing	564	17,590
	Advanced Petrochemical Co.	Chemicals	2,123	39,896
	Al-Rajhi Bank	Banks	4,704	201,376
	Bupa Arabia for Cooperative Insurance Co.	Insurance	790	37,694
	Dr Sulaiman Al Habib Medical Services Group Co.	Health Care Providers & Services	552	28,016
	Jarir Marketing Co.	Specialty Retail	1,098	57,659
	Saudi Arabian Fertilizer Co.	Chemicals	3,282	159,048
	Saudi Telecom Co.	Diversified Telecommunication Services	5,880	168,963
	Yanbu National Petrochemical Co.	Chemicals	3,390	60,453

				770,695

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Africa 7.0%
	African Rainbow Minerals Ltd.	Metals & Mining	2,034	$39,831
	Anglo American Platinum Ltd.	Metals & Mining	642	88,157
	AngloGold Ashanti Ltd.	Metals & Mining	6,204	148,811
	Clicks Group Ltd.	Food & Staples Retailing	3,282	69,413
	Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	4,836	73,315
	Gold Fields Ltd.	Metals & Mining	9,486	148,043
	Harmony Gold Mining Co. Ltd.	Metals & Mining	3,750	18,960
	Impala Platinum Holdings Ltd.	Metals & Mining	13,314	205,033
	Kumba Iron Ore Ltd.	Metals & Mining	1,572	70,504
	Mr. Price Group Ltd.	Specialty Retail	3,816	56,541
	Sibanye Stillwater Ltd.	Metals & Mining	32,106	131,390
	Tiger Brands Ltd.	Food Products	2,364	26,192
	Vodacom Group Ltd.	Wireless Telecommunication Services	10,530	115,299

				1,191,489

	South Korea 7.9%
	Coway Co. Ltd.	Household Durables	780	44,082
	F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	24	14,752
	GS Holdings Corp.	Oil, Gas & Consumable Fuels	334	12,097
	Hana Financial Group Inc.	Banks	4,488	179,957
	Industrial Bank of Korea	Banks	4,404	39,424
	KB Financial Group Inc.	Banks	3,840	194,210
	Korea Zinc Co. Ltd.	Metals & Mining	102	49,231
	KT&G Corp.	Tobacco	1,860	123,841
	Kumho Petrochemical Co. Ltd.	Chemicals	288	36,830
a	Pearl Abyss Corp.	Entertainment	384	31,523
	POSCO	Metals & Mining	522	126,188
	S-1 Corp.	Commercial Services & Supplies	246	14,471
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,610	149,875
	SD Biosensor Inc.	Health Care Equipment & Supplies	400	18,415
	Seegene Inc.	Biotechnology	570	24,031
	Shinhan Financial Group Co. Ltd.	Banks	5,766	197,425
	Woori Financial Group Inc.	Banks	7,146	90,501

				1,346,853

	Taiwan 13.8%
	Acer Inc.	Technology Hardware, Storage & Peripherals	30,000	31,360
	Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	4,835	62,354
	Asia Cement Corp.	Construction Materials	30,000	50,887
	Asustek Computer Inc.	Technology Hardware, Storage & Peripherals	10,020	130,620
	AU Optronics Corp.	Electronic Equipment, Instruments & Components	54,000	37,412
	Cathay Financial Holding Co. Ltd.	Insurance	54,000	121,564
	Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	43,680	193,615
	Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	42,000	39,286
	Eclat Textile Co. Ltd.	Textiles, Apparel & Luxury Goods	2,400	39,998
	eMemory Technology Inc.	Semiconductors & Semiconductor Equipment	526	33,963
	Evergreen Marine Corp. Taiwan Ltd.	Marine	19,500	91,880
	Fubon Financial Holding Co. Ltd.	Insurance	66,477	177,495
	Innolux Corp.	Electronic Equipment, Instruments & Components	66,000	38,700
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	1,380	90,791
	Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	30,000	71,305
	Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	9,000	40,836
	momo.com Inc.	Internet & Direct Marketing Retail	300	9,853
	Nien Made Enterprise Co. Ltd.	Household Durables	2,260	26,543
	Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	9,900	147,369
	Ruentex Development Co. Ltd.	Real Estate Management & Development	15,500	42,900
	Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	18,000	47,306
	Taiwan Cement Corp.	Construction Materials	66,201	115,297

52	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Taiwan (continued)
	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	22,060	$80,844
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	8,220	171,277
	United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	78,000	147,008
	Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	13,500	58,662
	Wan Hai Lines Ltd.	Marine	7,200	39,830
	Wiwynn Corp.	Technology Hardware, Storage & Peripherals	1,120	39,872
	WPG Holdings Ltd.	Electronic Equipment, Instruments & Components	18,000	35,181
a	Yang Ming Marine Transport Corp.	Marine	15,000	65,180
	Yuanta Financial Holding Co. Ltd.	Diversified Financial Services	66,000	60,814

				2,340,002

	Thailand 1.7%
	Advanced Info Service PCL, NVDR	Wireless Telecommunication Services	19,000	133,143
	Bumrungrad Hospital PCL	Health Care Providers & Services	400	1,883
	Bumrungrad Hospital PCL, NVDR	Health Care Providers & Services	5,400	25,416
	Carabao Group PCL, NVDR	Beverages	3,400	11,044
	Intouch Holdings PCL, NVDR	Wireless Telecommunication Services	28,600	66,877
	Krung Thai Bank PCL, NVDR	Banks	36,600	15,190
	Osotspa PCL, NVDR	Beverages	13,600	15,338
	Sri Trang Gloves Thailand PCL, NVDR	Health Care Equipment & Supplies	17,400	13,213
	Thai Union Group PCL, NVDR	Food Products	19,800	11,255

				293,359

	Turkey 1.3%
	Aselsan Elektronik Sanayi Ve Ticaret A/S	Aerospace & Defense	8,730	14,368
	BIM Birlesik Magazalar A/S	Food & Staples Retailing	7,914	45,673
	Eregli Demir ve Celik Fabrikalari TAS	Metals & Mining	27,084	59,900
	Ford Otomotiv Sanayi AS	Automobiles	1,428	29,080
	Turkcell Iletisim Hizmetleri A/S	Wireless Telecommunication Services	20,754	31,893
	Turkiye Garanti Bankasi AS	Banks	15,558	12,941
	Turkiye Is Bankasi A/S, C	Banks	25,384	15,281
	Turkiye Sise ve Cam Fabrikalari AS	Industrial Conglomerates	9,918	10,285

				219,421

	United Arab Emirates 1.9%
	Abu Dhabi National Oil Co. for Distribution PJSC	Specialty Retail	29,634	33,885
	Dubai Islamic Bank PJSC	Banks	29,160	48,983
	Emirates Telecommunications Group Co. PJSC	Diversified Telecommunication Services	23,712	238,602

				321,470

	Total Common Stocks (Cost $15,848,681)			16,507,832

	Preferred Stocks 2.5%
	Brazil 2.3%
e	Banco Bradesco SA, 4.514%, pfd.	Banks	32,400	151,502
e	Cia Energetica de Minas Gerais, 8.271%, pfd.	Electric Utilities	12,000	38,409
e	Gerdau SA, 10.191%, pfd.	Metals & Mining	7,800	50,572
e	Petroleo Brasileiro SA, 16.900%, pfd.	Oil, Gas & Consumable Fuels	21,000	147,824

				388,307

	Russia 0.0%†
d,e	Surgutneftegas PJSC, pfd.	Oil, Gas & Consumable Fuels	162,582	—

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Emerging Markets ETF (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	South Korea 0.2%
e	LG Household & Health Care Ltd., 2.377%, pfd.	Personal Products	28	$11,712
e	Samsung Electronics Co. Ltd., 1.721%, pfd.	Technology Hardware, Storage & Peripherals	474	24,638

				36,350

	Total Preferred Stocks (Cost $413,688)			424,657

	Total Investments before Short Term Investments (Cost $16,262,369)			16,932,489

	Total Investments (Cost $16,262,369) 99.6%			16,932,489
	Other Assets, less Liabilities 0.4%			67,019

	Net Assets 100.0%			$16,999,508

†Rounds to less than 0.1% of net assets.

aNon income producing

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $273,133, representing 1.6% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $99,713, representing 0.6% of net assets.

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eVariable rate security. The rate shown represents the yield at period end.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MSCI Emerging Markets Index	Long	2	$112,550	6/17/22	$2,836

*As of year end

See Note 8 regarding other derivative information.

See Abbreviations on page 131.

54	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin LibertyQ Global Dividend ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$33.29		$23.32		$28.20	$28.22	$27.31

Income from investment operations[a]:

Net investment income[b]	1.03		0.92		1.04	0.95	0.86

Net realized and unrealized gains (losses)	2.98		9.95		(4.90)	(0.02)	1.03

Total from investment operations	4.01		10.87		(3.86)	0.93	1.89

Less distributions from net investment income	(1.01)		(0.90)		(1.02)	(0.95)	(0.98)

Net asset value, end of year	$36.29		$33.29		$23.32	$28.20	$28.22

Total return[c]	12.14%		47.20%		(14.34)%	3.51%	6.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.45%		0.45%		0.45%	0.45%	0.75%	[e]

Expenses net of waiver and payments by affiliates	0.45%		0.45%		0.45%	0.45%	0.45%	[e]

Net investment income	2.92%		3.21%		3.60%	3.43%	3.05%

Supplemental data

Net assets, end of year (000’s)	$30,851		$26,632		$18,653	$16,920	$16,933

Portfolio turnover rate[f]	28.73%	[g]	42.38%	[g]	19.79% [g]	25.75%	43.32%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

eEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	27.86%	42.38%	19.79%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	55

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ Global Dividend ETF

		Industry	Shares	Value
	Common Stocks 99.2%
	Australia 9.3%
	Australian Stock Exchange Ltd.	Capital Markets	4,097	$251,669
	Commonwealth Bank of Australia	Banks	8,517	676,488
	Macquarie Group Ltd.	Capital Markets	4,029	615,009
	Rio Tinto Ltd.	Metals & Mining	3,876	346,691
	Rio Tinto PLC	Metals & Mining	10,098	808,502
	Sonic Healthcare Ltd.	Health Care Providers & Services	6,018	160,342

				2,858,701

	Belgium 0.1%
	Proximus SADP	Diversified Telecommunication Services	2,125	39,840

	Canada 8.2%
	IGM Financial Inc.	Capital Markets	1,700	60,117
	Royal Bank of Canada	Banks	5,780	636,931
	Sun Life Financial Inc.	Insurance	7,446	416,101
	TELUS Corp.	Diversified Telecommunication Services	4,148	108,461
	The Bank of Nova Scotia	Banks	9,214	660,962
	The Toronto-Dominion Bank	Banks	8,262	656,105

				2,538,677

	China 1.3%
	China Medical System Holdings Ltd.	Pharmaceuticals	17,000	26,787
	China Merchants Bank Co. Ltd., A	Banks	11,900	87,730
	China Vanke Co. Ltd., A	Real Estate Management & Development	8,500	25,642
	China Vanke Co. Ltd., H	Real Estate Management & Development	22,100	50,062
	Logan Group Co. Ltd.	Real Estate Management & Development	17,000	4,841
a,b	Longfor Group Holdings Ltd., 144A, Reg S	Real Estate Management & Development	26,560	136,676
	SITC International Holdings Co. Ltd.	Marine	17,000	60,238

				391,976

	Finland 1.6%
	Elisa OYJ	Diversified Telecommunication Services	2,125	129,143
	Kone OYJ, B	Machinery	5,984	316,859
	Orion OYJ	Pharmaceuticals	1,122	51,371

				497,373

	Germany 2.7%
	Allianz SE	Insurance	2,584	622,600
	Hannover Rueck SE	Insurance	782	134,299
	LEG Immobilien AG	Real Estate Management & Development	582	66,861

				823,760

	Hong Kong 0.1%
	Sino Land Co. Ltd.	Real Estate Management & Development	34,000	44,110

	Ireland 1.2%
	Seagate Technology Holdings PLC	Technology Hardware, Storage & Peripherals	4,250	382,075

	Japan 8.6%
	Daito Trust Construction Co. Ltd.	Real Estate Management & Development	1,806	193,285
	Japan Tobacco Inc.	Tobacco	12,530	215,500
	KDDI Corp.	Wireless Telecommunication Services	20,181	665,911
	Lawson Inc.	Food & Staples Retailing	531	20,452
	Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	14,556	425,137
	Nomura Real Estate Holdings Inc.	Real Estate Management & Development	1,200	28,998
	ORIX Corp.	Diversified Financial Services	16,887	340,523
	Sekisui House Ltd.	Household Durables	6,350	124,044
	Sompo Holdings Inc.	Insurance	3,290	145,858
	T&D Holdings Inc.	Insurance	5,300	72,966

56	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Dividend ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Tokio Marine Holdings Inc.	Insurance	7,293	$428,297

				2,660,971

	Malaysia 0.1%
	Petronas Gas Bhd.	Gas Utilities	10,200	40,414

	New Zealand 0.4%
	Spark New Zealand Ltd.	Diversified Telecommunication Services	34,918	111,235

	Norway 0.4%
	Gjensidige Forsikring ASA	Insurance	2,074	51,874
	Orkla ASA	Food Products	8,891	79,677

				131,551

	Philippines 0.1%
	Globe Telecom Inc.	Wireless Telecommunication Services	315	15,462

	Qatar 0.7%
	Masraf Al Rayan QSC	Banks	55,709	79,087
	Qatar International Islamic Bank QSC	Banks	8,844	26,908
	Qatar Islamic Bank SAQ	Banks	16,558	108,394

				214,389

	Russia 0.0%†
c	Polymetal International PLC	Metals & Mining	4,860	—
c	Tatneft PAO	Oil, Gas & Consumable Fuels	15,990	—

				—

	Saudi Arabia 3.0%
	Al-Rajhi Bank	Banks	15,606	668,086
	Jarir Marketing Co.	Specialty Retail	1,275	66,953
	Saudi Telecom Co.	Diversified Telecommunication Services	6,834	196,376

				931,415

	Singapore 0.2%
	Venture Corp. Ltd.	Electronic Equipment, Instruments & Components	4,143	53,787

	South Africa 0.2%
	Mr. Price Group Ltd.	Specialty Retail	4,475	66,305

	Spain 0.3%
	Red Electrica Corp. SA	Electric Utilities	4,658	96,450

	Switzerland 8.1%
	EMS-Chemie Holding AG	Chemicals	110	107,759
	Novartis AG	Pharmaceuticals	7,378	651,413
	Roche Holding AG, Bearer	Pharmaceuticals	46	20,244
	Roche Holding AG, Non-Voting	Pharmaceuticals	1,462	582,179
	SGS SA	Professional Services	93	260,329
	Swisscom AG	Diversified Telecommunication Services	289	174,295
	Zurich Insurance Group AG	Insurance	1,411	700,402

				2,496,621

	Taiwan 2.9%
	Chailease Holding Co. Ltd.	Diversified Financial Services	20,020	177,131
	Nien Made Enterprise Co. Ltd.	Household Durables	1,400	16,443
	Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	3,718	55,864
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	27,370	570,298
	Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	14,870	64,615

				884,351

franklintempleton.com	Annual Report	57

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Dividend ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
Turkey 0.1%
Ford Otomotiv Sanayi AS	Automobiles	1,445	$29,427

United Arab Emirates 1.1%
Emirates Telecommunications Group Co. PJSC	Diversified Telecommunication Services	33,218	334,256

United Kingdom 5.7%
GlaxoSmithKline PLC	Pharmaceuticals	29,580	641,527
Legal & General Group PLC	Insurance	81,005	290,102
Schroders PLC	Capital Markets	1,717	73,043
Smiths Group PLC	Industrial Conglomerates	4,437	84,855
St. James’s Place Capital PLC	Capital Markets	6,664	127,094
Unilever PLC	Personal Products	11,713	532,827

			1,749,448

United States 42.8%
3M Co.	Industrial Conglomerates	3,383	503,661
Altria Group Inc.	Tobacco	13,702	715,929
Amgen Inc.	Biotechnology	2,958	715,304
Cisco Systems Inc.	Communications Equipment	11,254	627,523
Cummins Inc.	Machinery	2,244	460,267
Eaton Corp. PLC	Electrical Equipment	3,485	528,884
Emerson Electric Co.	Electrical Equipment	6,375	625,069
Fidelity National Financial Inc.	Insurance	5,270	257,387
Garmin Ltd.	Household Durables	3,009	356,897
Gilead Sciences Inc.	Biotechnology	8,891	528,570
International Business Machines Corp.	IT Services	5,168	671,943
Johnson & Johnson	Pharmaceuticals	3,723	659,827
Kimberly-Clark Corp.	Household Products	4,539	559,023
LyondellBasell Industries NV, A	Chemicals	3,077	316,377
Merck & Co. Inc.	Pharmaceuticals	7,259	595,601
Nucor Corp.	Metals & Mining	4,046	601,438
Packaging Corp. of America	Containers & Packaging	1,309	204,348
Paychex Inc.	IT Services	4,811	656,557
Philip Morris International Inc.	Tobacco	6,596	619,628
QUALCOMM Inc.	Semiconductors & Semiconductor Equipment	3,230	493,609
Target Corp.	Multiline Retail	2,397	508,691
The Coca-Cola Co.	Beverages	10,880	674,560
The Procter & Gamble Co.	Household Products	4,097	626,022
United Parcel Service Inc., B	Air Freight & Logistics	2,907	623,435
Western Union Co.	IT Services	4,182	78,371

			13,208,921

Total Common Stocks (Cost $26,082,580)			30,601,515

Total Investments (Cost $26,082,580) 99.2%			30,601,515
Other Assets, less Liabilities 0.8%			249,186

Net Assets 100.0%			$30,850,701

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $136,676, representing 0.4% of net assets.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the value of this security was $136,676, representing 0.4% of net assets.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

58	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Dividend ETF (continued)

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MSCI ALL Country World Index	Long	5	$185,750	6/17/22	$10,033

*As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 131.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	59

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin LibertyQ Global Equity ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$37.65		$26.77		$30.90	$30.14	$27.18

Income from investment operations[a]:

Net investment income[b]	1.05		0.81		0.90	0.89	0.74

Net realized and unrealized gains (losses)	2.34		10.97		(4.00)	0.67	3.01

Total from investment operations	3.39		11.78		(3.10)	1.56	3.75

Less distributions from net investment income	(1.00)		(0.90)		(1.03)	(0.80)	(0.79)

Net asset value, end of year	$40.04		$37.65		$26.77	$30.90	$30.14

Total return[c]	9.00%		44.55%		(10.53)%	5.44%	13.91%

Ratios to average net assets[d]

Total expenses	0.35%		0.35%		0.35%	0.35%	0.90%	[e]

Total expenses before waiver and payments by affiliates	0.35%		0.34%		0.34%	0.34%	0.35%	[e]

Net investment income	2.63%		2.45%		2.86%	2.99%	2.53%

Supplemental data

Net assets, end of year (000’s)	$16,014		$15,059		$16,059	$24,721	$18,082

Portfolio turnover rate[f]	24.13%	[g]	31.70%	[g]	27.85% [g]	34.99%	35.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

eEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.13%	31.70%	27.85%

60	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ Global Equity ETF

		Industry	Shares	Value
	Common Stocks and Other Equity Interests 98.9%
	Australia 5.3%
	Aurizon Holdings Ltd.	Road & Rail	2,122	$5,880
	Australian Stock Exchange Ltd.	Capital Markets	114	7,003
	BHP Group Ltd.	Metals & Mining	7,144	277,628
	BlueScope Steel Ltd.	Metals & Mining	306	4,793
	Brambles Ltd.	Commercial Services & Supplies	1,642	12,220
	Coles Group Ltd.	Food & Staples Retailing	1,436	19,313
	CSL Ltd.	Biotechnology	504	101,489
	Dexus	Equity Real Estate Investment Trusts (REITs)	626	5,147
	Endeavour Group Ltd.	Food & Staples Retailing	1,378	7,544
	Evolution Mining Ltd.	Metals & Mining	1,942	6,417
	Fortescue Metals Group Ltd.	Metals & Mining	3,408	52,874
	Medibank Private Ltd.	Insurance	3,386	7,832
	Newcrest Mining Ltd.	Metals & Mining	852	17,108
	Rio Tinto Ltd.	Metals & Mining	608	54,383
	Rio Tinto PLC	Metals & Mining	1,832	146,680
	Sonic Healthcare Ltd.	Health Care Providers & Services	508	13,535
	Telstra Corp. Ltd.	Diversified Telecommunication Services	5,042	14,994
	Washington H. Soul Pattinson & Co. Ltd.	Oil, Gas & Consumable Fuels	148	3,181
	Wesfarmers Ltd.	Multiline Retail	1,356	51,332
	Woolworths Group Ltd.	Food & Staples Retailing	1,408	39,396

				848,749

	Austria 0.0%†
	OMV AG	Oil, Gas & Consumable Fuels	144	6,952

	Belgium 0.0%†
	Colruyt SA	Food & Staples Retailing	67	2,795
	Proximus SADP	Diversified Telecommunication Services	200	3,750

				6,545

	Brazil 1.2%
	Ambev SA	Beverages	4,700	15,232
	B3 SA – Brasil Bolsa Balcao	Capital Markets	3,200	10,579
	Banco Bradesco SA	Banks	800	3,076
	Banco do Brasil SA	Banks	500	3,651
	BB Seguridade Participacoes SA	Insurance	1,000	5,379
	Engie Brasil Energia SA	Independent Power and Renewable Electricity Producers	200	1,820
	Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	2,400	17,798
	Telefonica Brasil SA	Diversified Telecommunication Services	600	6,779
	TIM SA	Wireless Telecommunication Services	800	2,322
	Vale SA	Metals & Mining	5,966	120,024
	Vibra Energia SA	Specialty Retail	800	3,936

				190,596

	Canada 4.1%
	Agnico Eagle Mines Ltd.	Metals & Mining	393	24,070
	Algonquin Power & Utilities Corp.	Multi-Utilities	598	9,283
	Alimentation Couche-Tard Inc.	Food & Staples Retailing	772	34,810
	Barrick Gold Corp.	Metals & Mining	906	22,239
	BCE Inc.	Diversified Telecommunication Services	112	6,214
	Canadian Apartment Properties REIT	Equity Real Estate Investment Trusts (REITs)	88	3,780
	Canadian National Railway Co.	Road & Rail	744	99,891
	CCL Industries Inc., B	Containers & Packaging	114	5,147
a	CGI Inc.	IT Services	216	17,222
	Constellation Software Inc.	Software	24	41,062
	Dollarama Inc.	Multiline Retail	304	17,256
	Empire Co. Ltd., A	Food & Staples Retailing	168	5,964
	Fairfax Financial Holdings Ltd.	Insurance	22	12,013

franklintempleton.com	Annual Report	61

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Canada (continued)
	Franco-Nevada Corp.	Metals & Mining	202	$32,173
b	Hydro One Ltd., 144A	Electric Utilities	314	8,467
	IGM Financial Inc.	Capital Markets	82	2,900
	Keyera Corp.	Oil, Gas & Consumable Fuels	204	5,176
	Kinross Gold Corp.	Metals & Mining	702	4,125
	Loblaw Cos. Ltd.	Food & Staples Retailing	102	9,161
	Magna International Inc.	Auto Components	316	20,305
	Metro Inc., A	Food & Staples Retailing	256	14,749
	Nutrien Ltd.	Chemicals	300	31,036
	Power Corp. of Canada	Insurance	592	18,342
	Quebecor Inc., B	Media	180	4,294
	RioCan Real Estate Investment Trust	Equity Real Estate Investment Trusts (REITs)	194	3,919
	Rogers Communications Inc., B	Wireless Telecommunication Services	356	20,168
	Shaw Communications Inc.	Media	460	14,289
	TC Energy Corp.	Oil, Gas & Consumable Fuels	718	40,532
	TELUS Corp.	Diversified Telecommunication Services	452	11,819
	The Bank of Nova Scotia	Banks	928	66,570
	Thomson Reuters Corp.	Professional Services	96	10,432
	Tourmaline Oil Corp.	Oil, Gas & Consumable Fuels	190	8,762
	West Fraser Timber Co. Ltd.	Paper & Forest Products	92	7,576
	Wheaton Precious Metals Corp.	Metals & Mining	448	21,323
	WSP Global Inc.	Construction & Engineering	62	8,235

				663,304

	Chile 0.1%
	Antofagasta PLC	Metals & Mining	302	6,652
	Cencosud SA	Food & Staples Retailing	772	1,521
	Compania Cervecerias Unidas SA	Beverages	200	1,497

				9,670

	China 3.1%
	360 DigiTech Inc.	Consumer Finance	76	1,170
	Agricultural Bank of China Ltd., A	Banks	4,800	2,329
	Agricultural Bank of China Ltd., H	Banks	34,000	13,068
	Anhui Conch Cement Co. Ltd., A	Construction Materials	300	1,866
	Anhui Conch Cement Co. Ltd., H	Construction Materials	1,670	8,594
	Anhui Gujing Distillery Co. Ltd., B	Beverages	100	1,293
	Apeloa Pharmaceutical Co. Ltd., A	Pharmaceuticals	100	492
	Bank of Beijing Co. Ltd., A	Banks	1,400	1,010
	Bank of Chengdu Co. Ltd., A	Banks	200	473
	Bank of China Ltd., A	Banks	3,200	1,648
	Bank of China Ltd., H	Banks	108,000	43,440
	Bank of Communications Co. Ltd., A	Banks	2,800	2,254
	Bank of Communications Co. Ltd., H	Banks	12,000	8,611
	Bank of Jiangsu Co. Ltd., A	Banks	1,000	1,111
	Bank of Nanjing Co. Ltd., A	Banks	600	1,008
	Bank of Shanghai Co. Ltd., A	Banks	900	941
	Baoshan Iron & Steel Co. Ltd., A	Metals & Mining	1,200	1,276
	Beijing Enterprises Holdings Ltd.	Gas Utilities	500	1,587
	China Cinda Asset Management Co. Ltd., H	Capital Markets	12,000	2,053
	China CITIC Bank Corp. Ltd., H	Banks	12,000	6,083
	China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,000	752
	China Communications Services Corp. Ltd., H	Construction & Engineering	2,000	907
	China Conch Venture Holdings Ltd.	Construction & Engineering	2,000	5,848
	China Construction Bank Corp., A	Banks	600	594
	China Construction Bank Corp., H	Banks	117,000	87,996
	China Everbright Bank Co. Ltd., A	Banks	2,400	1,248
	China Everbright Bank Co. Ltd., H	Banks	4,000	1,517

62	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
b,c	China Feihe Ltd., 144A, Reg S	Food Products	4,000	$3,964
	China Hongqiao Group Ltd.	Metals & Mining	2,500	3,339
	China Jinmao Holdings Group Ltd.	Real Estate Management & Development	4,000	1,190
	China Life Insurance Co. Ltd., H	Insurance	4,000	6,150
	China Medical System Holdings Ltd.	Pharmaceuticals	2,000	3,151
	China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	2,000	3,626
	China Minsheng Banking Corp. Ltd., A	Banks	2,400	1,444
	China Minsheng Banking Corp. Ltd., H	Banks	8,000	3,013
	China National Building Material Co. Ltd., H	Construction Materials	4,000	4,975
	China Overseas Land & Investment Ltd.	Real Estate Management & Development	2,000	5,989
	China Overseas Property Holdings Ltd.	Real Estate Management & Development	1,000	1,190
	China Pacific Insurance Group Co. Ltd., A	Insurance	400	1,444
	China Pacific Insurance Group Co. Ltd., H	Insurance	2,600	6,348
	China Petroleum & Chemical Corp., A	Oil, Gas & Consumable Fuels	1,800	1,225
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	22,000	11,040
	China Railway Group Ltd., H	Construction & Engineering	4,000	2,242
	China Resources Cement Holdings Ltd.	Construction Materials	4,000	3,335
	China Resources Power Holdings Co. Ltd.	Independent Power and Renewable Electricity Producers	2,000	3,764
	China Shenhua Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	600	2,814
	China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	5,000	16,025
	China State Construction Engineering Corp. Ltd., A	Construction & Engineering	1,400	1,200
	China Taiping Insurance Holdings Co. Ltd.	Insurance	1,600	1,959
	China Yangtze Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	1,200	4,159
	Chongqing Rural Commercial Bank Co. Ltd., A	Banks	400	251
	Chow Tai Fook Jewellery Co. Ltd.	Specialty Retail	1,000	1,821
	CITIC Ltd.	Industrial Conglomerates	3,000	3,337
a	COSCO SHIPPING Holdings Co. Ltd., A	Marine	400	977
a	COSCO SHIPPING Holdings Co. Ltd., H	Marine	2,000	3,489
	CSPC Pharmaceutical Group Ltd.	Pharmaceuticals	6,000	6,934
	Daan Gene Co. Ltd.	Biotechnology	200	588
b	Dali Foods Group Co. Ltd., 144A	Food Products	3,000	1,574
	Dongfeng Motor Group Co. Ltd., H	Automobiles	4,000	3,008
	Focus Media Information Technology Co. Ltd.	Media	860	828
	Foshan Haitian Flavouring & Food Co. Ltd.	Food Products	212	2,919
	Greendland Holdings Corp. Ltd., A	Real Estate Management & Development	630	535
	Guangzhou R&F Properties Co. Ltd., H	Real Estate Management & Development	1,600	568
	Haitian International Holdings Ltd.	Machinery	1,000	2,598
	Haitong Securities Co. Ltd., H	Capital Markets	1,600	1,222
	Hangzhou Robam Appliances Co. Ltd., A	Household Durables	100	460
	Heilongjiang Agriculture Co. Ltd., A	Food Products	200	477
	Hello Group Inc., ADR	Interactive Media & Services	122	705
	Henan Shuanghui Investment & Development Co. Ltd.	Food Products	200	916
	Hengan International Group Co. Ltd.	Personal Products	500	2,311
	Huaxia Bank Co. Ltd., A	Banks	600	525
	Huaxin Cement Co. Ltd., A	Construction Materials	200	623
	Hunan Valin Steel Co. Ltd., A	Metals & Mining	400	347
	Industrial and Commercial Bank of China Ltd.	Banks	4,100	3,081
	Industrial and Commercial Bank of China Ltd., H	Banks	70,000	42,994
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., A	Chemicals	600	434
	Inner Mongolia Yili Industrial Group Co. Ltd., A	Food Products	300	1,743

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Intco Medical Technology Co. Ltd.	Health Care Equipment & Supplies	100	$728
	Jiangsu Expressway Co. Ltd., H	Transportation Infrastructure	2,000	2,094
	Jiangsu Zhongtian Technology Co. Ltd., A	Electrical Equipment	100	268
	Jiangxi Zhengbang Technology Co. Ltd., A	Food Products	200	243
	Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	1,000	4,865
	Kweichow Moutai Co. Ltd., A	Beverages	67	18,143
	Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products	2,000	1,044
	Muyuan Foods Co. Ltd.	Food Products	278	2,490
	New China Life Insurance Co. Ltd., A	Insurance	100	557
	New China Life Insurance Co. Ltd., H	Insurance	800	2,237
	Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	2,000	1,747
	Ningxia Baofeng Energy Group Co. Ltd., A	Chemicals	200	468
	Ovctek China Inc., A	Health Care Equipment & Supplies	100	575
	Perfect World Co. Ltd.	Entertainment	100	203
	PetroChina Co. Ltd., A	Oil, Gas & Consumable Fuels	700	609
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	18,000	9,332
	PICC Property and Casualty Co. Ltd., H	Insurance	6,000	6,144
b	Postal Savings Bank of China Co. Ltd., 144A	Banks	9,000	7,298
	RiseSun Real Estate Development Co. Ltd.	Real Estate Management & Development	300	211
a	Seazen Group Ltd.	Real Estate Management & Development	2,000	1,078
	Seazen Holdings Co. Ltd., A	Real Estate Management & Development	100	507
	Shaanxi Coal Industry Co. Ltd.	Oil, Gas & Consumable Fuels	800	2,073
	Shandong Buchang Pharmaceuticals Co. Ltd., A	Pharmaceuticals	200	749
	Shandong Hualu Hengsheng Chemical Co. Ltd., A	Chemicals	160	821
	Shandong Sun Paper Industry JSC Ltd., A	Paper & Forest Products	200	359
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	800	1,542
	Shanghai Pudong Development Bank Co. Ltd., A	Banks	2,000	2,520
	Shanxi Lu’an Environmental Energy Development Co. Ltd., A	Oil, Gas & Consumable Fuels	200	523
	Shanxi Taigang Stainless Steel Co. Ltd., A	Metals & Mining	400	422
	Shenzhen International Holdings Ltd.	Transportation Infrastructure	1,000	1,057
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A	Health Care Equipment & Supplies	100	4,840
a	Shenzhen Salubris Pharmaceuticals Co. Ltd.	Pharmaceuticals	200	692
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., A	Pharmaceuticals	200	1,055
	Sichuan Chuantou Energy Co Ltd., A	Independent Power and Renewable Electricity Producers	200	338
	Sinotruk Hong Kong Ltd.	Machinery	1,000	1,532
	SITC International Holdings Co. Ltd.	Marine	1,000	3,543
	Sunac China Holdings Ltd.	Real Estate Management & Development	1,000	585
	The People’s Insurance Co. Group of China Ltd., H	Insurance	10,000	3,282
	Tongkun Group Co. Ltd., A	Chemicals	200	551
	Uni-President China Holdings Ltd.	Food Products	1,000	872
a	Vipshop Holdings Ltd., ADR	Internet & Direct Marketing Retail	388	3,492
	Want Want China Holdings Ltd.	Food Products	5,000	4,622
	Wuhu Sanqi Interactive Entertainment NetworkTechnology Group Co. Ltd.	Entertainment	200	739
	Yanzhou Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	200	1,208
	Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	2,000	5,938
	Yealink Network Technology Corp. Ltd.	Communications Equipment	100	1,225
	Yuexiu Property Co. Ltd.	Real Estate Management & Development	1,600	1,592

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Zhejiang Expressway Co. Ltd., H	Transportation Infrastructure	2,000	$1,680
	Zhejiang NHU Co. Ltd.	Pharmaceuticals	140	699
	Zhejiang Weixing New Building Materials Co. Ltd., A	Building Products	200	645
	Zhuzhou Kibing Group Co. Ltd., A	Building Products	200	418
	Zoomlion Heavy Industry Science and Technology Co. Ltd., H	Machinery	800	510

				488,985

	Czech Republic 0.0%†
	CEZ AS	Electric Utilities	130	5,484

	Denmark 1.6%
	AP Moller-Maersk A/S, A	Marine	2	5,968
	AP Moller-Maersk A/S, B	Marine	5	15,235
	Coloplast AS, B	Health Care Equipment & Supplies	176	26,971
a	Genmab A/S	Biotechnology	52	19,173
	Novo Nordisk AS, B	Pharmaceuticals	1,428	159,966
	Novozymes AS	Chemicals	206	14,267
	Pandora AS	Textiles, Apparel & Luxury Goods	132	12,787

				254,367

	Egypt 0.0%†
	Eastern Co. SAE	Tobacco	1,624	1,067

	Finland 0.2%
	Elisa OYJ	Diversified Telecommunication Services	166	10,088
	Kone OYJ, B	Machinery	340	18,004
	Orion OYJ	Pharmaceuticals	136	6,227

				34,319

	France 0.6%
	Biomerieux	Health Care Equipment & Supplies	36	3,875
	Hermes International	Textiles, Apparel & Luxury Goods	35	50,295
	Ipsen SA	Pharmaceuticals	36	4,538
a	Klepierre SA	Equity Real Estate Investment Trusts (REITs)	192	5,165
b	La Francaise des Jeux SAEM, 144A	Hotels, Restaurants & Leisure	52	2,081
	Orange SA	Diversified Telecommunication Services	1,654	19,699
	Sartorius Stedim Biotech	Life Sciences Tools & Services	24	9,947

				95,600

	Germany 0.2%
b	Covestro AG, 144A	Chemicals	110	5,611
	E.ON SE	Multi-Utilities	1,242	14,568
a	HelloFresh SE	Internet & Direct Marketing Retail	152	6,927

				27,106

	Greece 0.0%†
	Hellenic Telecommunications Organization SA	Diversified Telecommunication Services	254	4,635
	JUMBO SA	Specialty Retail	112	1,682

				6,317

	Hong Kong 0.6%
	CK Asset Holdings Ltd.	Real Estate Management & Development	2,500	17,142
	CK Infrastructure Holdings Ltd.	Electric Utilities	500	3,349
	CLP Holdings Ltd.	Electric Utilities	1,500	14,624
	Guangdong Investment Ltd.	Water Utilities	2,000	2,738
	Henderson Land Development Co. Ltd.	Real Estate Management & Development	1,000	4,163
	HKT Trust and HKT Ltd.	Diversified Telecommunication Services	4,000	5,496
	Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	1,000	1,647

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
	Power Assets Holdings Ltd.	Electric Utilities	1,500	$9,778
	Sino Land Co. Ltd.	Real Estate Management & Development	4,000	5,189
	Sun Hung Kai Properties Ltd.	Real Estate Management & Development	1,500	17,928
b	WH Group Ltd., 144A	Food Products	8,000	5,057
	Xinyi Glass Holdings Ltd.	Building Products	2,000	4,852

				91,963

	Hungary 0.0%†
	MOL Hungarian Oil & Gas PLC	Oil, Gas & Consumable Fuels	262	2,326
	Richter Gedeon Nyrt	Pharmaceuticals	116	2,467

				4,793

	India 1.9%
	Adani Total Gas Ltd	Gas Utilities	220	6,242
	Ambuja Cements Ltd.	Construction Materials	614	2,425
	Asian Paints Ltd.	Chemicals	360	14,633
	Bajaj Auto Ltd.	Automobiles	72	3,471
	Bharat Electronics Ltd.	Aerospace & Defense	680	1,892
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	526	2,494
	Britannia Industries Ltd.	Food Products	124	5,247
	Coal India Ltd.	Oil, Gas & Consumable Fuels	2,024	4,889
	Colgate-Palmolive (India) Ltd.	Personal Products	164	3,338
	Dabur India Ltd.	Personal Products	620	4,387
	GAIL India Ltd.	Gas Utilities	1,904	3,911
	HCL Technologies Ltd.	IT Services	1,172	18,000
b	HDFC Asset Management Co. Ltd., 144A	Capital Markets	60	1,699
	Hero Motocorp Ltd.	Automobiles	134	4,057
	Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	924	3,284
	Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels	1,898	2,979
	Indraprastha Gas Ltd.	Gas Utilities	232	1,142
	Infosys Ltd.	IT Services	20	503
	Infosys Ltd., ADR	IT Services	3,736	92,989
	ITC Ltd.	Tobacco	3,838	12,695
b	Larsen & Toubro Infotech Ltd.,, 144A, Reg S	IT Services	50	4,062
	Marico Ltd.	Personal Products	664	4,414
	Mindtree Ltd.	IT Services	42	2,385
	Mphasis Ltd.	IT Services	48	2,139
	Nestle India Ltd.	Food Products	42	9,634
	Page Industries Ltd.	Textiles, Apparel & Luxury Goods	6	3,420
	Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	758	1,938
	Pidilite Industries Ltd.	Chemicals	148	4,794
	Tata Consultancy Services Ltd.	IT Services	1,136	56,068
	Tech Mahindra Ltd.	IT Services	628	12,427
	Vedanta Ltd.	Metals & Mining	690	3,673
	Wipro Ltd.	IT Services	1,018	7,952

				303,183

	Indonesia 0.2%
	Adaro Energy Tbk PT	Oil, Gas & Consumable Fuels	18,400	3,446
	Gudang Garam Tbk PT	Tobacco	600	1,320
	Indofood Sukses Makmur Tbk PT	Food Products	5,600	2,320
	Kalbe Farma Tbk PT	Pharmaceuticals	25,200	2,825
	Perusahaan Perseroan (Persero) PT TelekomunikasiIndonesia Tbk, B	Diversified Telecommunication Services	62,400	19,899
	Unilever Indonesia Tbk PT	Household Products	10,600	2,701
	United Tractors Tbk PT	Oil, Gas & Consumable Fuels	2,000	3,558

				36,069

66	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Ireland 0.2%
	Seagate Technology Holdings PLC	Technology Hardware, Storage & Peripherals	308	$27,689

	Israel 0.2%
a	Check Point Software Technologies Ltd.	Software	130	17,974
	ICL Group Ltd.	Chemicals	694	8,314

				26,288

	Italy 0.4%
	DiaSorin SpA	Health Care Equipment & Supplies	32	5,052
	Ferrari NV	Automobiles	124	27,414
	Moncler SpA	Textiles, Apparel & Luxury Goods	208	11,743
	Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	120	6,094
	Snam SpA	Gas Utilities	2,036	11,852
	Telecom Italia SpA	Diversified Telecommunication Services	8,186	3,038

				65,193

	Japan 6.1%
	Aisin Seiki Co. Ltd.	Auto Components	100	3,456
	Ajinomoto Co. Inc.	Food Products	200	5,726
	Astellas Pharma Inc.	Pharmaceuticals	2,000	31,489
	Benefit One Inc.	Professional Services	100	2,134
	Bridgestone Corp.	Auto Components	600	23,520
	Brother Industries Ltd.	Technology Hardware, Storage & Peripherals	200	3,686
	Capcom Co. Ltd.	Entertainment	200	4,891
	Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals	720	24,303
	Daito Trust Construction Co. Ltd.	Real Estate Management & Development	100	10,702
	Daiwa House Industry Co. Ltd.	Real Estate Management & Development	300	7,912
	FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals	200	12,362
	Honda Motor Co. Ltd.	Automobiles	900	25,856
	Hoya Corp.	Health Care Equipment & Supplies	430	49,705
	Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels	100	2,781
	Iida Group Holdings Co. Ltd.	Household Durables	200	3,485
	Isuzu Motors Ltd.	Automobiles	300	3,925
	ITOCHU Corp.	Trading Companies & Distributors	1,400	47,799
	Japan Post Bank Co. Ltd.	Banks	400	3,246
	Japan Post Holdings Co. Ltd.	Insurance	1,700	12,583
	Japan Post Insurance Co. Ltd.	Insurance	100	1,760
	Japan Tobacco Inc.	Tobacco	1,500	25,798
	Kajima Corp.	Construction & Engineering	400	4,914
	Kakaku.com Inc.	Interactive Media & Services	200	4,543
	KAO Corp.	Personal Products	500	20,700
	KDDI Corp.	Wireless Telecommunication Services	2,100	69,293
	Koei Tecmo Holdings Co. Ltd.	Entertainment	100	3,308
	Meiji Holdings Co. Ltd.	Food Products	100	5,446
	Mitsubishi Gas Chemical Co. Inc.	Chemicals	200	3,429
	Mitsui & Co. Ltd.	Trading Companies & Distributors	800	21,935
	Mitsui Chemicals Inc.	Chemicals	100	2,546
	Mizuho Financial Group Inc.	Banks	1,800	23,239
	Monotaro Co. Ltd.	Trading Companies & Distributors	200	4,340
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	500	33,438
	Nihon M&A Center Inc.	Professional Services	200	2,846
	Nintendo Co. Ltd.	Entertainment	144	73,166
	Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	1,700	49,652
	Nippon Yusen KK	Marine	100	8,865
	Nitori Holdings Co. Ltd.	Specialty Retail	70	8,858
	Nitto Denko Corp.	Chemicals	100	7,267
	Nomura Research Institute Ltd.	IT Services	300	9,936
	Obayashi Corp.	Construction & Engineering	700	5,191

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
	OBIC Co. Ltd.	IT Services	60	$9,106
	Ono Pharmaceutical Co. Ltd.	Pharmaceuticals	400	10,104
	Oracle Corp. Japan	Software	50	3,502
	Sekisui House Ltd.	Household Durables	700	13,674
	Seven & i Holdings Co. Ltd.	Food & Staples Retailing	600	28,736
	SG Holdings Co. Ltd.	Air Freight & Logistics	300	5,715
	SHIMANO Inc.	Leisure Products	70	16,238
	Shionogi & Co. Ltd.	Pharmaceuticals	300	18,612
	Shoei Co. Ltd.	Real Estate Management & Development	400	3,628
	Softbank Corp.	Wireless Telecommunication Services	3,300	38,825
	Sumitomo Mitsui Financial Group Inc.	Banks	1,200	38,627
	Taisei Corp.	Construction & Engineering	200	5,825
	Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	164	85,462
	Tosoh Corp.	Chemicals	300	4,484
	Toyo Suisan Kaisha Ltd.	Food Products	100	3,600
	USS Co. Ltd.	Specialty Retail	200	3,393
	Welcia Holdings Co. Ltd.	Food & Staples Retailing	100	2,476
	Yamaha Motor Co. Ltd.	Automobiles	200	4,541
	Zozo Inc.	Internet & Direct Marketing Retail	200	5,413

				971,992

	Kuwait 0.0%†
	Mobile Telecommunications Co. KSCP	Wireless Telecommunication Services	2,018	4,171

	Malaysia 0.2%
	Digi.com Bhd.	Wireless Telecommunication Services	3,800	3,524
	Fraser & Neave Holdings Bhd.	Beverages	400	1,998
	Hartalega Holdings Bhd.	Health Care Equipment & Supplies	2,200	2,538
	Inari Amertron Bhd	Electronic Equipment, Instruments & Components	1,700	1,241
	MISC Bhd.	Marine	1,100	1,923
	Nestle (Malaysia) Bhd.	Food Products	140	4,448
	Petronas Gas Bhd.	Gas Utilities	1,200	4,755
	RHB Bank Bhd	Banks	1,600	2,268
	Sime Darby Bhd.	Industrial Conglomerates	3,200	1,826
	Top Glove Corp. Bhd.	Health Care Equipment & Supplies	8,400	3,836
	Westports Holdings Bhd.	Transportation Infrastructure	1,000	951

				29,308

	Mexico 0.4%
	Arca Continental SAB de CV	Beverages	364	2,469
	Coca-Cola Femsa SAB de CV	Beverages	332	1,824
	Fibra Uno Administracion SA de CV	Equity Real Estate Investment Trusts (REITs)	3,118	3,643
	Grupo Mexico SAB de CV, B	Metals & Mining	3,266	19,489
	Kimberly-Clark de Mexico SAB de CV, A	Household Products	1,869	2,622
	Megacable Holdings SAB de CV	Media	388	1,166
	Wal-Mart de Mexico SAB de CV	Food & Staples Retailing	5,812	23,875

				55,088

	Netherlands 1.4%
a,b	Adyen NV, 144A	IT Services	16	32,204
	ASML Holding NV	Semiconductors & Semiconductor Equipment	188	127,599
	Koninklijke Ahold Delhaize NV	Food & Staples Retailing	1,200	38,874
	Koninklijke KPN NV	Diversified Telecommunication Services	2,736	9,568
	NN Group NV	Insurance	310	15,818
	Randstad NV	Professional Services	88	5,350

				229,413

68	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	New Zealand 0.1%
	Fisher & Paykel Healthcare Corp. Ltd.	Health Care Equipment & Supplies	742	$12,567
	Spark New Zealand Ltd.	Diversified Telecommunication Services	2,332	7,429

				19,996

	Norway 0.2%
	Orkla ASA	Food Products	836	7,492
	Telenor ASA	Diversified Telecommunication Services	834	12,089
	Yara International ASA	Chemicals	172	8,695

				28,276

	Philippines 0.0%†
	Globe Telecom Inc.	Wireless Telecommunication Services	30	1,472
	Manila Electric Co.	Electric Utilities	240	1,733
	PLDT Inc.	Wireless Telecommunication Services	70	2,503

				5,708

	Poland 0.1%
	CD Projekt SA	Entertainment	44	1,834
	Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	300	5,473
	Polskie Gornictwo Naftowe i Gazownictwo SA	Oil, Gas & Consumable Fuels	1,846	2,749
	Powszechny Zaklad Ubezpieczen SA	Insurance	382	3,103

				13,159

	Portugal 0.0%†
	Jeronimo Martins SGPS SA	Food & Staples Retailing	278	6,721

	Qatar 0.1%
	Industries Qatar QSC	Industrial Conglomerates	1,778	9,276
	Masraf Al Rayan QSC	Banks	3,596	5,105
	Qatar Electricity & Water Co. QSC	Multi-Utilities	490	2,462
	Qatar Fuel QSC	Oil, Gas & Consumable Fuels	450	2,210

				19,053

	Russia 0.0%†
d	Alrosa PJSC	Metals & Mining	3,584	—
d	Gazprom PJSC	Oil, Gas & Consumable Fuels	15,428	—
d	Inter RAO UES PJSC	Electric Utilities	53,546	—
d	LUKOIL PJSC	Oil, Gas & Consumable Fuels	516	—
d	MMC Norilsk Nickel PJSC	Metals & Mining	100	—
d	Mobile TeleSystems PJSC, ADR	Wireless Telecommunication Services	618	—
d	NLMK PJSC	Metals & Mining	2,272	—
c,d	PhosAgro PJSC, GDR, Reg S	Chemicals	220	—
d	Polymetal International PLC	Metals & Mining	470	—
d	Polyus Gold OJSC	Metals & Mining	50	—
d	Rosneft PJSC	Oil, Gas & Consumable Fuels	1,154	—
d	Severstal PAO	Metals & Mining	392	—
d	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	8,286	—
d	Tatneft PAO	Oil, Gas & Consumable Fuels	1,974	—
d	TCS Group Holding PLC, GDR	Banks	118	—
a,d	United Co. RUSAL International PJSC	Metals & Mining	1,714	—

				0

	Saudi Arabia 0.6%
	Abdullah Al Othaim Markets Co.	Food & Staples Retailing	40	1,248
	Advanced Petrochemical Co.	Chemicals	154	2,894
	Al-Rajhi Bank	Banks	1,160	49,659
	Bupa Arabia for Cooperative Insurance Co.	Insurance	52	2,481
	Dr Sulaiman Al Habib Medical Services Group Co.	Health Care Providers & Services	42	2,132
	Jarir Marketing Co.	Specialty Retail	81	4,253

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

	Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)
Saudi Arabia (continued)
Saudi Arabian Fertilizer Co.	Chemicals	250	$12,115
Saudi Telecom Co.	Diversified Telecommunication Services	650	18,678
Yanbu National Petrochemical Co.	Chemicals	274	4,886

			98,346

Singapore 0.2%
Singapore Exchange Ltd.	Capital Markets	1,100	8,103
Singapore Technologies Engineering Ltd.	Aerospace & Defense	1,300	3,958
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	8,400	16,386
Venture Corp. Ltd.	Electronic Equipment, Instruments & Components	300	3,895

			32,342

South Africa 0.5%
African Rainbow Minerals Ltd.	Metals & Mining	158	3,094
Anglo American Platinum Ltd.	Metals & Mining	50	6,866
AngloGold Ashanti Ltd.	Metals & Mining	470	11,274
Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels	379	5,746
Gold Fields Ltd.	Metals & Mining	726	11,330
Impala Platinum Holdings Ltd.	Metals & Mining	1,046	16,108
Kumba Iron Ore Ltd.	Metals & Mining	114	5,113
Mr. Price Group Ltd.	Specialty Retail	278	4,119
Sibanye Stillwater Ltd.	Metals & Mining	2,438	9,977
Tiger Brands Ltd.	Food Products	167	1,850
Vodacom Group Ltd.	Wireless Telecommunication Services	792	8,672

			84,149

South Korea 1.4%
Coway Co. Ltd.	Household Durables	62	3,504
F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	2	1,229
GS Holdings Corp.	Oil, Gas & Consumable Fuels	26	942
Hana Financial Group Inc.	Banks	336	13,473
Industrial Bank of Korea	Banks	310	2,775
KB Financial Group Inc.	Banks	394	19,927
Korea Zinc Co. Ltd.	Metals & Mining	8	3,861
KT&G Corp.	Tobacco	144	9,588
Kumho Petrochemical Co. Ltd.	Chemicals	22	2,813
POSCO	Metals & Mining	40	9,670
S-1 Corp.	Commercial Services & Supplies	20	1,177
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,356	135,289
SD Biosensor Inc.	Health Care Equipment & Supplies	36	1,657
Seegene Inc.	Biotechnology	48	2,024
Shinhan Financial Group Co. Ltd.	Banks	452	15,476
Woori Financial Group Inc.	Banks	528	6,687

			230,092

Spain 1.1%
Banco Bilbao Vizcaya Argentaria SA	Banks	4,916	28,498
Banco Santander SA	Banks	15,228	52,525
CaixaBank SA	Banks	4,036	13,818
Enagas SA	Gas Utilities	260	5,829
Endesa SA	Electric Utilities	350	7,701
Industria de Diseno Textil SA	Specialty Retail	1,084	23,857
Red Electrica Corp. SA	Electric Utilities	482	9,980
Telefonica SA	Diversified Telecommunication Services	5,460	26,660

			168,868

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Sweden 0.4%
	Boliden AB	Metals & Mining	312	$16,006
	Electrolux AB	Household Durables	128	1,965
	Epiroc AB, A	Machinery	596	12,931
	Epiroc AB, B	Machinery	360	6,588
	Husqvarna AB, B	Household Durables	312	3,303
	Sagax AB, B	Real Estate Management & Development	100	3,080
	Swedish Match AB	Tobacco	1,482	11,272
	Tele2 AB, B	Wireless Telecommunication Services	298	4,550

				59,695

	Switzerland 4.1%
	EMS-Chemie Holding AG	Chemicals	9	8,817
	Geberit AG	Building Products	44	27,359
	Kuehne + Nagel International AG	Marine	58	16,582
	Logitech International SA	Technology Hardware, Storage & Peripherals	212	15,942
	Nestle SA	Food Products	1,232	160,920
	Novartis AG	Pharmaceuticals	2,004	176,935
	Partners Group Holding AG	Capital Markets	31	38,857
	Roche Holding AG, Bearer	Pharmaceuticals	13	5,721
	Roche Holding AG, Non-Voting	Pharmaceuticals	396	157,690
	SGS SA	Professional Services	6	16,795
	Swisscom AG	Diversified Telecommunication Services	28	16,887
b	VAT Group AG, 144A	Machinery	15	5,777

				648,282

	Taiwan 2.2%
	Acer Inc.	Technology Hardware, Storage & Peripherals	2,000	2,091
	Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	373	4,810
	Asia Cement Corp.	Construction Materials	2,000	3,392
	Asustek Computer Inc.	Technology Hardware, Storage & Peripherals	660	8,604
	AU Optronics Corp.	Electronic Equipment, Instruments & Components	4,000	2,771
	Cathay Financial Holding Co. Ltd.	Insurance	4,000	9,005
	China Development Financial Holding Corp.	Insurance	13,000	8,712
	Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	4,000	17,730
	Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	3,000	2,806
	eMemory Technology Inc.	Semiconductors & Semiconductor Equipment	40	2,583
	Evergreen Marine Corp. Taiwan Ltd.	Marine	2,000	9,424
	Fubon Financial Holding Co. Ltd.	Insurance	6,552	17,494
	Innolux Corp.	Electronic Equipment, Instruments & Components	5,000	2,932
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	120	7,895
	Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	3,000	7,131
	Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	1,000	4,537
	momo.com Inc.	Internet & Direct Marketing Retail	20	657
	Nien Made Enterprise Co. Ltd.	Household Durables	190	2,231
	Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	670	9,973
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	2,000	6,164
	Ruentex Development Co. Ltd.	Real Estate Management & Development	1,400	3,875
	Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	1,000	2,628
	Taiwan Cement Corp.	Construction Materials	5,000	8,708
	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	2,000	7,329
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	7,390	153,983
	United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	11,000	20,732
	Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	1,000	4,345
	Wan Hai Lines Ltd.	Marine	680	3,762
	Wiwynn Corp.	Technology Hardware, Storage & Peripherals	80	2,848
	WPG Holdings Ltd.	Electronic Equipment, Instruments & Components	2,000	3,909
a	Yang Ming Marine Transport Corp.	Marine	1,000	4,345
	Yuanta Financial Holding Co. Ltd.	Diversified Financial Services	5,000	4,607

				352,013

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Thailand 0.2%
	Advanced Info Service PCL, NVDR	Wireless Telecommunication Services	1,300	$9,110
	Bumrungrad Hospital PCL, NVDR	Health Care Providers & Services	500	2,353
	Carabao Group PCL, NVDR	Beverages	200	650
	Intouch Holdings PCL, NVDR	Wireless Telecommunication Services	2,100	4,911
	Krung Thai Bank PCL, NVDR	Banks	2,600	1,079
	Osotspa PCL, NVDR	Beverages	1,000	1,128
	Sri Trang Gloves Thailand PCL, NVDR	Health Care Equipment & Supplies	1,400	1,063
	Thai Union Group PCL, NVDR	Food Products	2,400	1,364
	The Siam Cement PCL, NVDR	Construction Materials	800	9,215

				30,873

	Turkey 0.1%
	Aselsan Elektronik Sanayi Ve Ticaret A/S	Aerospace & Defense	666	1,096
	BIM Birlesik Magazalar A/S	Food & Staples Retailing	594	3,428
	Eregli Demir ve Celik Fabrikalari TAS	Metals & Mining	2,050	4,534
	Ford Otomotiv Sanayi AS	Automobiles	103	2,097
	Turkcell Iletisim Hizmetleri A/S	Wireless Telecommunication Services	1,520	2,336
	Turkiye Garanti Bankasi AS	Banks	1,238	1,030
	Turkiye Is Bankasi A/S, C	Banks	1,710	1,029
	Turkiye Sise ve Cam Fabrikalari AS	Industrial Conglomerates	828	859

				16,409

	United Arab Emirates 0.2%
	Abu Dhabi National Oil Co. for Distribution PJSC	Specialty Retail	2,330	2,664
	Dubai Islamic Bank PJSC	Banks	2,252	3,783
	Emirates Telecommunications Group Co. PJSC	Diversified Telecommunication Services	2,928	29,463

				35,910

	United Kingdom 4.6%
	Admiral Group PLC	Insurance	308	10,394
	Anglo American PLC	Metals & Mining	1,584	82,849
b	Auto Trader Group PLC, 144A	Interactive Media & Services	1,060	8,832
	BAE Systems PLC	Aerospace & Defense	2,874	27,147
	Barratt Developments PLC	Household Durables	580	3,989
	Berkeley Group Holdings PLC	Household Durables	110	5,417
	British American Tobacco PLC	Tobacco	2,684	112,890
	Croda International PLC	Chemicals	134	13,903
	Ferguson PLC	Trading Companies & Distributors	204	27,880
	GlaxoSmithKline PLC	Pharmaceuticals	6,168	133,771
	Hargreaves Lansdown PLC	Capital Markets	487	6,463
	Hikma Pharmaceuticals PLC	Pharmaceuticals	168	4,559
	Imperial Brands PLC	Tobacco	1,526	32,358
	Intertek Group PLC	Professional Services	168	11,555
	Kingfisher PLC	Specialty Retail	2,228	7,492
	Land Securities Group PLC	Equity Real Estate Investment Trusts (REITs)	706	7,303
	Mondi PLC	Paper & Forest Products	508	9,976
	Next PLC	Multiline Retail	68	5,401
	Persimmon PLC	Household Durables	428	12,121
	RELX PLC	Professional Services	2,100	65,889
	Spirax-Sarco Engineering PLC	Machinery	66	10,893
	Unilever PLC	Personal Products	2,896	131,740

				732,822

	United States 54.8%
	3M Co.	Industrial Conglomerates	592	88,137
	A O Smith Corp.	Building Products	138	8,817
	AbbVie Inc.	Biotechnology	1,396	226,306
a	ABIOMED Inc.	Health Care Equipment & Supplies	44	14,575

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
	Accenture PLC, A	IT Services	444	$149,730
a	Adobe Inc.	Software	244	111,171
	Air Products and Chemicals Inc.	Chemicals	212	52,981
a	Alphabet Inc., A	Interactive Media & Services	28	77,878
a	Alphabet Inc., C	Interactive Media & Services	27	75,411
	Altria Group Inc.	Tobacco	2,936	153,406
	American Tower Corp.	Equity Real Estate Investment Trusts (REITs)	484	121,591
	AmerisourceBergen Corp.	Health Care Providers & Services	88	13,614
	Amgen Inc.	Biotechnology	668	161,536
	Annaly Capital Management Inc.	Mortgage Real Estate Investment Trusts (REITs)	762	5,364
	Apple Inc.	Technology Hardware, Storage & Peripherals	1,044	182,293
	Applied Materials Inc.	Semiconductors & Semiconductor Equipment	988	130,218
a	Arista Networks Inc.	Communications Equipment	222	30,854
	AT&T Inc.	Diversified Telecommunication Services	6,712	158,605
	Best Buy Co. Inc.	Specialty Retail	276	25,088
a	Bio-Rad Laboratories Inc., A	Life Sciences Tools & Services	20	11,265
a	Biogen Inc.	Biotechnology	188	39,593
	Blackstone Inc.	Capital Markets	360	45,698
	BorgWarner Inc.	Auto Components	214	8,325
	Bristol-Myers Squibb Co.	Pharmaceuticals	2,336	170,598
	C.H. Robinson Worldwide Inc.	Air Freight & Logistics	138	14,864
a	Cadence Design Systems Inc.	Software	312	51,312
	Campbell Soup Co.	Food Products	208	9,271
	Cardinal Health Inc.	Health Care Providers & Services	158	8,959
	Cboe Global Markets Inc.	Capital Markets	58	6,636
	Celanese Corp.	Chemicals	114	16,287
	Cerner Corp.	Health Care Technology	280	26,197
	Church & Dwight Co. Inc.	Household Products	240	23,851
	Cisco Systems Inc.	Communications Equipment	3,064	170,849
	Citrix Systems Inc.	Software	128	12,915
	Clorox Co.	Household Products	166	23,079
	Cognizant Technology Solutions Corp., A	IT Services	560	50,215
a	Coinbase Global Inc., A	Capital Markets	20	3,797
	Colgate-Palmolive Co.	Household Products	968	73,403
	Conagra Brands Inc.	Food Products	444	14,905
a	Copart Inc.	Commercial Services & Supplies	224	28,105
	Costco Wholesale Corp.	Food & Staples Retailing	232	133,597
	Coterra Energy Inc., A	Oil, Gas & Consumable Fuels	472	12,730
	Cummins Inc.	Machinery	156	31,997
	D.R. Horton Inc.	Household Durables	368	27,420
	Dollar General Corp.	Multiline Retail	232	51,650
	Dominos Pizza Inc.	Hotels, Restaurants & Leisure	34	13,838
	eBay Inc.	Internet & Direct Marketing Retail	636	36,417
	Electronic Arts Inc.	Entertainment	288	36,435
	Eli Lilly & Co.	Pharmaceuticals	628	179,840
	EOG Resources Inc.	Oil, Gas & Consumable Fuels	308	36,723
a	EPAM Systems Inc.	IT Services	30	8,898
	Expeditors International of Washington Inc.	Air Freight & Logistics	186	19,188
	Extra Space Storage Inc.	Equity Real Estate Investment Trusts (REITs)	144	29,606
a	F5 Networks Inc.	Communications Equipment	60	12,537
	FactSet Research Systems Inc.	Capital Markets	44	19,103
	Fastenal Co.	Trading Companies & Distributors	716	42,530
a	Fortinet Inc.	Software	136	46,477
d	Fox Corp., A	Media	346	13,650
	Fox Corp., B	Media	162	5,877
	Garmin Ltd.	Household Durables	176	20,875
	General Mills Inc.	Food Products	684	46,321
	Gilead Sciences Inc.	Biotechnology	1,516	90,126

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
d	Hewlett Packard Enterprise Co.	Technology Hardware, Storage & Peripherals	1,158	$19,350
	Hormel Foods Corp.	Food Products	328	16,905
	HP Inc.	Technology Hardware, Storage & Peripherals	1,248	45,302
	Huntington Ingalls Industries Inc.	Aerospace & Defense	32	6,382
a	IDEXX Laboratories Inc.	Health Care Equipment & Supplies	90	49,235
	Illinois Tool Works Inc.	Machinery	316	66,170
	Intel Corp.	Semiconductors & Semiconductor Equipment	3,296	163,350
	International Business Machines Corp.	IT Services	968	125,859
	International Paper Co.	Containers & Packaging	194	8,953
	Intuit Inc.	Software	260	125,018
	Iron Mountain Inc.	Equity Real Estate Investment Trusts (REITs)	288	15,958
	Jack Henry & Associates Inc.	IT Services	80	15,764
a	Jazz Pharmaceuticals PLC	Pharmaceuticals	58	9,029
	JB Hunt Transport Services Inc.	Road & Rail	86	17,268
	Johnson & Johnson	Pharmaceuticals	1,008	178,648
	Kellogg Co.	Food Products	268	17,283
	Kimberly-Clark Corp.	Household Products	448	55,176
	KLA Corp.	Semiconductors & Semiconductor Equipment	164	60,034
	Knight-Swift Transportation Holdings Inc.	Road & Rail	86	4,340
	Kraft Heinz Co.	Food Products	506	19,931
	Lam Research Corp.	Semiconductors & Semiconductor Equipment	144	77,416
	Lennar Corp., A	Household Durables	228	18,507
	Lockheed Martin Corp.	Aerospace & Defense	296	130,654
	LyondellBasell Industries NV, A	Chemicals	312	32,080
	MarketAxess Holdings Inc.	Capital Markets	40	13,608
	Merck & Co. Inc.	Pharmaceuticals	1,972	161,803
a	Meta Platforms Inc., A	Interactive Media & Services	484	107,622
a	Mettler-Toledo International Inc.	Life Sciences Tools & Services	27	37,076
	Micron Technology Inc.	Semiconductors & Semiconductor Equipment	640	49,850
	Microsoft Corp.	Software	480	147,989
a	Moderna Inc.	Biotechnology	348	59,947
	Monolithic Power Systems	Semiconductors & Semiconductor Equipment	40	19,427
a	Monster Beverage Corp.	Beverages	428	34,197
	Moody’s Corp.	Capital Markets	196	66,132
	NetApp Inc.	Technology Hardware, Storage & Peripherals	254	21,082
	Newmont Corp.	Metals & Mining	416	33,051
	NRG Energy Inc.	Electric Utilities	234	8,976
	Nucor Corp.	Metals & Mining	372	55,298
a	NVR Inc.	Household Durables	4	17,869
a	O’Reilly Automotive Inc.	Specialty Retail	84	57,537
	Old Dominion Freight Line Inc.	Road & Rail	116	34,647
	Omnicom Group Inc.	Media	218	18,504
	Oracle Corp.	Software	1,736	143,619
	PACCAR Inc.	Machinery	328	28,887
	Packaging Corp. of America	Containers & Packaging	102	15,923
	Paychex Inc.	IT Services	340	46,400
	PepsiCo Inc.	Beverages	1,000	167,380
	Pfizer Inc.	Pharmaceuticals	3,180	164,629
	Philip Morris International Inc.	Tobacco	1,772	166,462
	Pool Corp.	Distributors	38	16,068
	Public Storage	Equity Real Estate Investment Trusts (REITs)	232	90,545
	PulteGroup Inc.	Household Durables	288	12,067
	QUALCOMM Inc.	Semiconductors & Semiconductor Equipment	884	135,093
	Quest Diagnostics Inc.	Health Care Providers & Services	108	14,781
a	Regeneron Pharmaceuticals Inc.	Biotechnology	128	89,398
	Robert Half International Inc.	Professional Services	136	15,528
	Rollins Inc.	Commercial Services & Supplies	232	8,132
	S&P Global Inc.	Capital Markets	328	134,539

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United States (continued)
	Sealed Air Corp.	Containers & Packaging	128	$8,571
	SEI Investments Co.	Capital Markets	108	6,503
	Simon Property Group Inc.	Equity Real Estate Investment Trusts (REITs)	360	47,362
	Skyworks Solutions Inc.	Semiconductors & Semiconductor Equipment	204	27,189
	Snap-on Inc.	Machinery	60	12,329
	Steel Dynamics Inc.	Metals & Mining	252	21,024
	Stellantis NV	Automobiles	1,574	25,919
	T. Rowe Price Group Inc.	Capital Markets	240	36,286
a	Take-Two Interactive Software Inc.	Entertainment	106	16,296
	Target Corp.	Multiline Retail	588	124,785
	Teradyne Inc.	Semiconductors & Semiconductor Equipment	160	18,917
	Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	848	155,591
	The Cooper Cos Inc.	Health Care Equipment & Supplies	40	16,704
	The Hershey Co.	Food Products	170	36,827
	The Home Depot Inc.	Specialty Retail	404	120,929
	The J.M. Smucker Co.	Food Products	118	15,978
	The Kroger Co.	Food & Staples Retailing	804	46,125
	The Procter & Gamble Co.	Household Products	1,116	170,525
	The Progressive Corp.	Insurance	588	67,026
	Tractor Supply Co.	Specialty Retail	122	28,471
	Tyson Foods Inc.	Food Products	326	29,219
	United Parcel Service Inc., B	Air Freight & Logistics	788	168,995
a	Veeva Systems Inc.	Health Care Technology	122	25,920
	Verizon Communications Inc.	Diversified Telecommunication Services	3,196	162,804
a	Vertex Pharmaceuticals Inc.	Biotechnology	284	74,116
	ViacomCBS Inc., B	Media	564	21,325
	W.W. Grainger Inc.	Trading Companies & Distributors	46	23,726
	Walgreens Boots Alliance Inc.	Food & Staples Retailing	780	34,921
	Walmart Inc.	Food & Staples Retailing	1,144	170,365
a	Waters Corp.	Life Sciences Tools & Services	56	17,382
	West Pharmaceutical Services Inc.	Health Care Equipment & Supplies	76	31,214
	Western Union Co.	IT Services	502	9,407
	Whirlpool Corp.	Household Durables	60	10,367

				8,769,330

	Total Common Stocks and Other Equity Interests (Cost $12,866,560)			15,836,255

	Preferred Stocks 0.5%
	Brazil 0.3%
e	Banco Bradesco SA, 4.514%, pfd.	Banks	2,600	12,157
e	Cia Energetica de Minas Gerais, 8.271%, pfd.	Electric Utilities	1,000	3,201
e	Gerdau SA, 10.191%, pfd.	Metals & Mining	600	3,890
e	Petroleo Brasileiro SA, 16.900%, pfd.	Oil, Gas & Consumable Fuels	3,000	21,118

				40,366

	Germany 0.1%
e	Bayerische Motoren Werke AG, 2.731%, pfd.	Automobiles	32	2,503
e	Fuchs Petrolub SE, 3.020%, pfd.	Chemicals	74	2,699
e	Porsche Automobil Holding SE, 2.514%, pfd.	Automobiles	188	18,387

				23,589

	Russia 0.0%†
d,e	Surgutneftegas PJSC, pfd.	Oil, Gas & Consumable Fuels	10,688	—

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ Global Equity ETF (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	South Korea 0.1%
e	LG Household & Health Care Ltd., 2.377%, pfd.	Personal Products	2	$836
e	Samsung Electronics Co. Ltd., 1.721%, pfd.	Technology Hardware, Storage & Peripherals	420	21,831

				22,667

	Total Preferred Stocks (Cost $67,171)			86,622

	Total Investments (Cost $12,933,731) 99.4%			15,922,877
	Other Assets, less Liabilities 0.6%			91,158

	Net Assets 100.0%			$16,014,035

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $86,626, representing 0.5% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $3,964, representing 0.0% of net assets.
dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eVariable rate security. The rate shown represents the yield at period end

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Mini Bovespa Index	Long	1	$37,150	6/17/22	$414

*As of period end.

See Abbreviations on page 131.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin LibertyQ International Equity Hedged ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.52	$22.55	$24.70	$24.25	$24.70

Income from investment operations[a]:

Net investment income[b]	1.00	0.73	0.89	0.93	0.77

Net realized and unrealized gains (losses)	1.93	5.27	(2.61)	0.79	0.10

Total from investment operations	2.93	6.00	(1.72)	1.72	0.87

Less distributions from:

Net investment income and net foreign currency gains	(0.80)	(0.91)	(0.19)	(0.30)	(1.32)

Net realized gains	—	(1.12)	(0.24)	(0.97)	—

Total Distributions	(0.80)	(2.03)	(0.43)	(1.27)	(1.32)

Net asset value, end of year	$28.65	$26.52	$22.55	$24.70	$24.25

Total return[c]	11.13%	27.54%	(7.12)%	7.53%	3.47%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.40%	0.40%	0.40%	0.40%	1.42%	[e]

Expenses net of waiver and payments by affiliates	0.40%	0.40%	0.40%	0.40%	0.40%	[e]

Net investment income	3.54%	2.97%	3.44%	3.75%	3.07%

Supplemental data

Net assets, end of year (000’s)	$17,192	$13,260	$9,021	$7,410	$9,702

Portfolio turnover rate[f]	30.20% [g]	42.33% [g]	26.82% [g]	39.24%	32.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

eEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	30.20%	41.62%	26.82%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	77

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ International Equity Hedged ETF

		Industry	Shares	Value
	Common Stocks and Other Equity Interests 98.5%
	Australia 18.3%
	Aurizon Holdings Ltd.	Road & Rail	8,994	$24,922
	Australian Stock Exchange Ltd.	Capital Markets	450	27,643
	BHP Group Ltd.	Metals & Mining	25,698	998,667
	BlueScope Steel Ltd.	Metals & Mining	1,188	18,610
	Brambles Ltd.	Commercial Services & Supplies	6,954	51,751
	Coles Group Ltd.	Food & Staples Retailing	6,204	83,441
	CSL Ltd.	Biotechnology	1,548	311,716
	Dexus	Equity Real Estate Investment Trusts (REITs)	2,472	20,327
	Domino’s Pizza Enterprises Ltd.	Hotels, Restaurants & Leisure	132	8,708
	Endeavour Group Ltd.	Food & Staples Retailing	5,388	29,496
	Evolution Mining Ltd.	Metals & Mining	7,998	26,427
	Fortescue Metals Group Ltd.	Metals & Mining	14,346	222,573
	Medibank Private Ltd.	Insurance	13,896	32,140
	Newcrest Mining Ltd.	Metals & Mining	3,426	68,795
	Rio Tinto Ltd.	Metals & Mining	2,574	230,233
	Rio Tinto PLC	Metals & Mining	5,958	477,030
	Sonic Healthcare Ltd.	Health Care Providers & Services	2,124	56,591
	Telstra Corp. Ltd.	Diversified Telecommunication Services	20,904	62,164
	Washington H. Soul Pattinson & Co. Ltd.	Oil, Gas & Consumable Fuels	576	12,380
	Wesfarmers Ltd.	Multiline Retail	5,736	217,138
	Woolworths Group Ltd.	Food & Staples Retailing	5,814	162,678

				3,143,430

	Austria 0.2%
	OMV AG	Oil, Gas & Consumable Fuels	582	28,098

	Belgium 0.1%
	Colruyt SA	Food & Staples Retailing	270	11,266
	Proximus SADP	Diversified Telecommunication Services	798	14,961

				26,227

	Chile 0.1%
	Antofagasta PLC	Metals & Mining	1,164	25,640

	China 0.1%
a	Chow Tai Fook Jewellery Co. Ltd.	Specialty Retail	4,800	8,740
	SITC International Holdings Co. Ltd.	Marine	5,000	17,717

				26,457

	Denmark 4.3%
	AP Moller-Maersk A/S, A	Marine	7	20,889
	AP Moller-Maersk A/S, B	Marine	21	63,986
	Coloplast AS, B	Health Care Equipment & Supplies	720	110,337
a	Genmab A/S	Biotechnology	246	90,704
	Novo Nordisk AS, B	Pharmaceuticals	3,060	342,784
	Novozymes AS	Chemicals	924	63,993
	Pandora AS	Textiles, Apparel & Luxury Goods	546	52,890

				745,583

	Finland 0.9%
	Elisa OYJ	Diversified Telecommunication Services	696	42,298
	Kone OYJ, B	Machinery	1,518	80,380
	Orion OYJ	Pharmaceuticals	564	25,823

				148,501

	France 4.4%
	Biomerieux	Health Care Equipment & Supplies	150	16,146
	Hermes International	Textiles, Apparel & Luxury Goods	143	205,489
	Ipsen SA	Pharmaceuticals	156	19,666

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Franklin LibertyQ International Equity Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
a	Klepierre SA	Equity Real Estate Investment Trusts (REITs)	798	$21,469
b	La Francaise des Jeux SAEM, 144A	Hotels, Restaurants & Leisure	306	12,244
	Orange SA	Diversified Telecommunication Services	6,696	79,748
	Sanofi	Pharmaceuticals	3,504	360,671
	Sartorius Stedim Biotech	Life Sciences Tools & Services	102	42,275

				757,708

	Germany 1.7%
b	Covestro AG, 144A	Chemicals	426	21,728
	Deutsche Post AG	Air Freight & Logistics	3,078	149,147
	E.ON SE	Multi-Utilities	5,100	59,821
a	HelloFresh SE	Internet & Direct Marketing Retail	624	28,438
	Knorr-Bremse AG	Machinery	258	19,991
	Lanxess AG	Chemicals	252	11,185

				290,310

	Hong Kong 2.0%
	CK Asset Holdings Ltd.	Real Estate Management & Development	9,200	63,085
	CK Infrastructure Holdings Ltd.	Electric Utilities	2,900	19,422
	CLP Holdings Ltd.	Electric Utilities	5,000	48,746
	Henderson Land Development Co. Ltd.	Real Estate Management & Development	5,000	20,814
	HKT Trust and HKT Ltd.	Diversified Telecommunication Services	16,600	22,808
	Power Assets Holdings Ltd.	Electric Utilities	7,000	45,630
	Sino Land Co. Ltd.	Real Estate Management & Development	15,400	19,979
	Sun Hung Kai Properties Ltd.	Real Estate Management & Development	5,100	60,955
b	WH Group Ltd., 144A	Food Products	33,000	20,858
	Xinyi Glass Holdings Ltd.	Building Products	8,800	21,350

				343,647

	Ireland 0.2%
	James Hardie Industries PLC, CDI	Construction Materials	978	29,818

	Israel 0.6%
a	Check Point Software Technologies Ltd.	Software	546	75,490
	ICL Group Ltd.	Chemicals	2,832	33,926

				109,416

	Italy 1.6%
	DiaSorin SpA	Health Care Equipment & Supplies	132	20,841
	Ferrari NV	Automobiles	522	115,406
	Moncler SpA	Textiles, Apparel & Luxury Goods	864	48,778
	Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	498	25,289
	Snam SpA	Gas Utilities	8,274	48,166
	Telecom Italia SpA	Diversified Telecommunication Services	32,628	12,107

				270,587

	Japan 26.5%
	Aisin Seiki Co. Ltd.	Auto Components	300	10,369
	Astellas Pharma Inc.	Pharmaceuticals	7,980	125,642
	Benefit One Inc.	Professional Services	200	4,268
	Bridgestone Corp.	Auto Components	2,580	101,138
	Brother Industries Ltd.	Technology Hardware, Storage & Peripherals	960	17,693
	Capcom Co. Ltd.	Entertainment	708	17,313
	Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals	3,100	104,640
	Daito Trust Construction Co. Ltd.	Real Estate Management & Development	410	43,880
	Daiwa House Industry Co. Ltd.	Real Estate Management & Development	1,300	34,285
	FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals	800	49,447
	Hoya Corp.	Health Care Equipment & Supplies	1,800	208,066
	Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels	500	13,903

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ International Equity Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Japan (continued)
	Iida Group Holdings Co. Ltd.	Household Durables	700	$12,198
	ITOCHU Corp.	Trading Companies & Distributors	5,680	193,927
	Japan Post Bank Co. Ltd.	Banks	1,800	14,608
	Japan Post Holdings Co. Ltd.	Insurance	6,900	51,073
	Japan Tobacco Inc.	Tobacco	6,320	108,696
	Kajima Corp.	Construction & Engineering	2,080	25,551
	Kakaku.com Inc.	Interactive Media & Services	720	16,355
	KAO Corp.	Personal Products	1,920	79,489
	KDDI Corp.	Wireless Telecommunication Services	8,580	283,114
	Koei Tecmo Holdings Co. Ltd.	Entertainment	216	7,145
	Meiji Holdings Co. Ltd.	Food Products	460	25,051
	Mitsubishi Gas Chemical Co. Inc.	Chemicals	600	10,287
	Mitsui & Co. Ltd.	Trading Companies & Distributors	3,400	93,225
	Mitsui Chemicals Inc.	Chemicals	400	10,183
	Mizuho Financial Group Inc.	Banks	7,400	95,537
	Monotaro Co. Ltd.	Trading Companies & Distributors	1,040	22,569
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	2,100	140,438
	Nihon M&A Center Inc.	Professional Services	1,160	16,505
	Nintendo Co. Ltd.	Entertainment	588	298,760
	Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services	7,020	205,033
	Nippon Yusen KK	Marine	500	44,326
	Nitori Holdings Co. Ltd.	Specialty Retail	328	41,508
	Nitto Denko Corp.	Chemicals	530	38,514
	Nomura Research Institute Ltd.	IT Services	1,320	43,719
	OBIC Co. Ltd.	IT Services	270	40,976
	Ono Pharmaceutical Co. Ltd.	Pharmaceuticals	1,460	36,880
	Oracle Corp. Japan	Software	165	11,555
	ORIX Corp.	Diversified Financial Services	4,840	97,598
	Resona Holdings Inc.	Banks	6,000	25,908
	SCSK Corp.	IT Services	520	9,001
	Sekisui House Ltd.	Household Durables	2,900	56,650
	Seven & i Holdings Co. Ltd.	Food & Staples Retailing	2,200	105,364
	SG Holdings Co. Ltd.	Air Freight & Logistics	1,300	24,763
	SHIMANO Inc.	Leisure Products	285	66,111
	Shin-Etsu Chemical Co. Ltd.	Chemicals	1,380	213,637
	Shionogi & Co. Ltd.	Pharmaceuticals	1,200	74,447
	Shoei Co. Ltd.	Real Estate Management & Development	1,604	14,550
	Softbank Corp.	Wireless Telecommunication Services	14,260	167,772
	Sumitomo Mitsui Financial Group Inc.	Banks	4,700	151,291
	Sysmex Corp.	Health Care Equipment & Supplies	580	42,639
	Taisei Corp.	Construction & Engineering	780	22,717
	Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	660	343,934
	Tosoh Corp.	Chemicals	1,300	19,429
	Toyo Suisan Kaisha Ltd.	Food Products	380	13,682
	Toyota Motor Corp.	Automobiles	18,800	344,247
	Tsuruha Holdings Inc.	Food & Staples Retailing	130	8,311
	USS Co. Ltd.	Specialty Retail	1,000	16,964
	Welcia Holdings Co. Ltd.	Food & Staples Retailing	400	9,903
	Yamaha Motor Co. Ltd.	Automobiles	600	13,624
	Zozo Inc.	Internet & Direct Marketing Retail	700	18,945

				4,559,353

	Netherlands 4.1%
a,b	Adyen NV, 144A	IT Services	66	132,844
	ASML Holding NV	Semiconductors & Semiconductor Equipment	402	272,844
	Koninklijke Ahold Delhaize NV	Food & Staples Retailing	4,968	160,937
	Koninklijke KPN NV	Diversified Telecommunication Services	12,630	44,168
	NN Group NV	Insurance	1,284	65,518

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Franklin LibertyQ International Equity Hedged ETF (continued)

	Industry	Shares	Value
Common Stocks and Other Equity Interests (continued)
Netherlands (continued)
Randstad NV	Professional Services	366	$22,251

			698,562

New Zealand 0.5%
Fisher & Paykel Healthcare Corp. Ltd.	Health Care Equipment & Supplies	3,174	53,757
Spark New Zealand Ltd.	Diversified Telecommunication Services	10,110	32,207

			85,964

Norway 0.7%
Orkla ASA	Food Products	3,372	30,218
Telenor ASA	Diversified Telecommunication Services	3,522	51,054
Yara International ASA	Chemicals	696	35,182

			116,454

Portugal 0.1%
Jeronimo Martins SGPS SA	Food & Staples Retailing	1,110	26,837

Singapore 0.4%
Singapore Exchange Ltd.	Capital Markets	4,620	34,035
Singapore Technologies Engineering Ltd.	Aerospace & Defense	6,000	18,266
Venture Corp. Ltd.	Electronic Equipment, Instruments & Components	1,300	16,877

			69,178

Spain 2.8%
Banco Bilbao Vizcaya Argentaria SA	Banks	20,028	116,101
CaixaBank SA	Banks	16,062	54,990
Enagas SA	Gas Utilities	1,068	23,944
Endesa SA	Electric Utilities	1,452	31,948
Industria de Diseno Textil SA	Specialty Retail	4,512	99,301
Red Electrica Corp. SA	Electric Utilities	2,046	42,365
Telefonica SA	Diversified Telecommunication Services	22,482	109,777

			478,426

Sweden 2.7%
Atlas Copco AB	Machinery	1,656	76,320
Atlas Copco AB, A	Machinery	2,604	137,389
Boliden AB	Metals & Mining	1,284	65,871
Electrolux AB	Household Durables	510	7,831
Epiroc AB, A	Machinery	2,664	57,800
Epiroc AB, B	Machinery	1,548	28,329
Husqvarna AB, B	Household Durables	1,236	13,085
Sagax AB, B	Real Estate Management & Development	390	12,010
Swedish Match AB	Tobacco	5,814	44,219
Tele2 AB, B	Wireless Telecommunication Services	1,194	18,232

			461,086

Switzerland 9.8%
EMS-Chemie Holding AG	Chemicals	38	37,226
Geberit AG	Building Products	186	115,652
Kuehne + Nagel International AG	Marine	234	66,901
Logitech International SA	Technology Hardware, Storage & Peripherals	876	65,873
Nestle SA	Food Products	2,640	344,828
Novartis AG	Pharmaceuticals	4,296	379,299
Partners Group Holding AG	Capital Markets	128	160,443
Roche Holding AG, Bearer	Pharmaceuticals	30	13,203
Roche Holding AG, Non-Voting	Pharmaceuticals	852	339,272
SGS SA	Professional Services	25	69,981
Swisscom AG	Diversified Telecommunication Services	120	72,372

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ International Equity Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
b	VAT Group AG, 144A	Machinery	60	$23,107

				1,688,157

	United Kingdom 15.8%
	Admiral Group PLC	Insurance	1,248	42,115
	Anglo American PLC	Metals & Mining	6,462	337,988
b	Auto Trader Group PLC, 144A	Interactive Media & Services	4,512	37,593
	BAE Systems PLC	Aerospace & Defense	13,950	131,767
	Barratt Developments PLC	Household Durables	2,304	15,847
	Berkeley Group Holdings PLC	Household Durables	459	22,602
	British American Tobacco PLC	Tobacco	10,158	427,250
	Bunzl PLC	Trading Companies & Distributors	1,170	45,721
	Croda International PLC	Chemicals	552	57,271
	Ferguson PLC	Trading Companies & Distributors	852	116,441
	GlaxoSmithKline PLC	Pharmaceuticals	17,232	373,725
	Halma PLC	Electronic Equipment, Instruments & Components	1,362	45,011
	Hargreaves Lansdown PLC	Capital Markets	2,040	27,075
	Hikma Pharmaceuticals PLC	Pharmaceuticals	702	19,050
	Imperial Brands PLC	Tobacco	6,306	133,717
	Intertek Group PLC	Professional Services	702	48,285
	Kingfisher PLC	Specialty Retail	8,994	30,244
	Land Securities Group PLC	Equity Real Estate Investment Trusts (REITs)	2,940	30,410
	Mondi PLC	Paper & Forest Products	2,076	40,768
	Next PLC	Multiline Retail	594	47,176
	Persimmon PLC	Household Durables	1,752	49,619
	RELX PLC	Professional Services	8,676	272,216
	Spirax-Sarco Engineering PLC	Machinery	288	47,532
	Unilever PLC	Personal Products	6,816	310,062

				2,709,485

	United States 0.6%
	Stellantis NV	Automobiles	6,426	105,818

	Total Common Stocks and Other Equity Interests (Cost $14,982,284)			16,944,742

	Preferred Stocks 0.6%
	Germany 0.6%
c	Bayerische Motoren Werke AG, 2.731%, pfd.	Automobiles	132	10,325
c	Fuchs Petrolub SE, 3.020%, pfd.	Chemicals	306	11,161
c	Porsche Automobil Holding SE, 2.514%, pfd.	Automobiles	768	75,112

	Total Preferred Stocks (Cost $83,557)			96,598

	Total Investments (Cost $15,065,841) 99.1%			17,041,340
	Other Assets, less Liabilities 0.9%			150,958

	Net Assets 100.0%			$17,192,298

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $248,374, representing 1.4% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ International Equity Hedged ETF (continued)

At March 31, 2022, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	DBAB	Buy	3,269,400	$2,453,031	4/04/22	$2,124	$—
Australian Dollar	DBAB	Sell	3,269,400	2,374,336	4/04/22	—	(80,819)
Danish Krone	BOFA	Buy	4,571,400	683,783	4/04/22	10	—
Danish Krone	BOFA	Sell	4,571,400	690,938	4/04/22	7,144	—
Euro	BOFA	Buy	2,629,400	2,925,560	4/04/22	43	—
Euro	BOFA	Sell	2,629,400	2,957,019	4/04/22	31,416	—
Great British Pound	BOFA	Buy	798,499	1,051,329	4/04/22	16	—
Great British Pound	HSBK	Buy	798,499	1,051,328	4/04/22	16	—
Great British Pound	UBSW	Buy	798,499	1,051,333	4/04/22	11	—
Great British Pound	BOFA	Sell	798,499	1,071,468	4/04/22	20,124	—
Great British Pound	HSBK	Sell	798,499	1,071,582	4/04/22	20,238	—
Great British Pound	UBSW	Sell	798,499	1,071,666	4/04/22	20,321	—
Hong Kong Dollar	MSCO	Buy	2,861,600	365,383	4/04/22	18	—
Hong Kong Dollar	MSCO	Sell	2,861,600	366,215	4/04/22	814	—
Israeli Shekel	BOFA	Buy	96,700	30,301	4/04/22	1	—
Israeli Shekel	BOFA	Sell	96,700	30,177	4/04/22	—	(125)
Japanese Yen	BOFA	Buy	523,457,000	4,312,661	4/04/22	64	—
Japanese Yen	BOFA	Sell	523,457,000	4,548,054	4/04/22	235,329	—
New Zealand Dollar	BOFA	Buy	132,200	91,953	4/04/22	—	(1)
New Zealand Dollar	BOFA	Sell	132,200	89,403	4/04/22	—	(2,549)
Norwegian Krone	BOFA	Buy	1,022,000	116,878	4/04/22	2	—
Norwegian Krone	BOFA	Sell	1,022,000	116,132	4/04/22	—	(748)
Singapore Dollar	BOFA	Buy	88,500	65,392	4/04/22	1	—
Singapore Dollar	BOFA	Sell	88,500	65,178	4/04/22	—	(215)
Swedish Krona	BOFA	Buy	4,103,800	440,344	4/04/22	7	—
Swedish Krona	BOFA	Sell	4,103,800	435,149	4/04/22	—	(5,202)
Swiss Franc	MSCO	Buy	1,512,600	1,643,643	4/04/22	41	—
Swiss Franc	MSCO	Sell	1,512,600	1,650,995	4/04/22	7,312	—
Australian Dollar	DBAB	Sell	3,600,200	2,702,094	5/03/22	—	(2,404)
Danish Krone	BOFA	Sell	5,073,100	759,404	5/03/22	—	(78)
Euro	BOFA	Sell	2,716,800	3,025,331	5/03/22	—	(110)
Israeli Shekel	BOFA	Sell	109,400	34,292	5/03/22	—	(5)
New Zealand Dollar	BOFA	Sell	127,600	88,706	5/03/22	—	(7)
Norwegian Krone	BOFA	Sell	1,073,600	122,721	5/03/22	—	(13)
Swedish Krona	BOFA	Sell	4,368,800	469,001	5/03/22	—	(31)
Swiss Franc	MSCO	Sell	1,584,100	1,722,998	5/03/22	—	(75)
Great British Pound	BOFA	Sell	830,629	1,093,399	5/04/22	—	(44)
Great British Pound	HSBK	Sell	830,629	1,093,419	5/04/22	—	(25)
Great British Pound	UBSW	Sell	830,629	1,093,429	5/04/22	—	(15)
Hong Kong Dollar	MSCO	Sell	2,953,600	377,226	5/04/22	—	(23)
Singapore Dollar	BOFA	Sell	94,900	70,109	5/05/22	—	(4)
Japanese Yen	BOFA	Sell	561,029,400	4,624,804	5/06/22	—	(166)

Total Forward Exchange Contracts						$345,052	$(92,659)

Net unrealized appreciation (depreciation)							$252,393

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ International Equity Hedged ETF (continued)

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MSCI EAFE	Long	1	$107,220	6/17/22	$7,068

*As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 131.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin LibertyQ U.S. Equity ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance
(for a share outstanding throughout the year)

Net asset value, beginning of year	$40.04		$27.61		$31.41	$28.51	$25.44

Income from investment operations[b]:

Net investment income[c]	0.77		0.72		0.76	0.66	0.53

Net realized and unrealized gains (losses)	4.89		12.49		(3.89)	2.71	2.98

Total from investment operations	5.66		13.21		(3.13)	3.37	3.51

Less distributions from net investment income	(0.84)		(0.78)		(0.67)	(0.47)	(0.44)

Net asset value, end of year	$44.86		$40.04		$27.61	$31.41	$28.51

Total return[d]	14.19%		48.22%		(10.27)%	11.97%	13.84%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.15%		0.15%		0.18%	0.25%	0.32%	[f]

Total expenses before waiver and payments by affiliates	0.15%		0.15%		0.18%	0.25%	0.25%	[f]

Net investment income	1.77%		2.06%		2.32%	2.20%	2.10%

Supplemental data

Net assets, end of year (000’s)	$966,737		$1,353,407		$1,311,583	$1,008,255	$108,326

Portfolio turnover rate[g]	68.37%	[h]	25.05%	[h]	19.44% [h]	18.04%	20.80%

aFor the period April 26, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	68.37%	25.05%	19.44%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	85

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ U.S. Equity ETF

		Shares	Value
	Common Stocks 99.8%
	Communication Services 4.7%
a	Alphabet Inc., A	7,101	$19,750,366
	Lumen Technologies Inc.	90,079	1,015,190
a	Meta Platforms Inc., A	37,066	8,241,996
	Nexstar Media Group Inc., A	5,172	974,819
	Omnicom Group Inc.	14,654	1,243,832
	The Interpublic Group of Cos. Inc.	26,722	947,295
	Verizon Communications Inc.	243,946	12,426,609
	World Wrestling Entertainment Inc., A	15,516	968,819

			45,568,926

	Consumer Discretionary 12.1%
	Advance Auto Parts Inc.	4,741	981,197
a	Amazon.com Inc.	6,838	22,291,538
a	AutoNation Inc.	8,189	815,461
a	AutoZone Inc.	1,544	3,156,832
	Best Buy Co. Inc.	15,085	1,371,227
a	Capri Holdings Ltd.	13,792	708,771
	Carter’s Inc.	9,482	872,249
	Choice Hotels International Inc.	6,465	916,478
	D.R. Horton Inc.	19,395	1,445,122
	Dick’s Sporting Goods Inc.	9,051	905,281
a	Dollar Tree Inc.	12,499	2,001,715
	Dominos Pizza Inc.	2,155	877,107
	Foot Locker Inc.	29,308	869,275
	Ford Motor Co.	289,632	4,897,677
	Genuine Parts Co.	8,189	1,031,978
	H&R Block Inc.	37,497	976,422
	Harley-Davidson Inc.	22,412	883,033
	Lennar Corp., A	15,085	1,224,449
	Lowe’s Cos Inc.	45,686	9,237,252
a	Mattel Inc.	37,497	832,808
	McDonald’s Corp.	46,979	11,616,967
a	NVR Inc.	191	853,249
a	O’Reilly Automotive Inc.	4,765	3,263,834
	Penske Automotive Group Inc.	9,482	888,653
	Pool Corp.	2,319	980,589
	PulteGroup Inc.	18,964	794,592
	Ralph Lauren Corp.	6,896	782,282
	Service Corp. International/US	15,516	1,021,263
	Tapestry Inc.	22,843	848,617
a	Tesla Inc.	16,925	18,238,380
	The Home Depot Inc.	50,427	15,094,314
	Toll Brothers Inc.	17,240	810,625
	Tractor Supply Co.	7,327	1,709,902
	Whirlpool Corp.	4,741	819,150
	Williams-Sonoma Inc.	6,465	937,425
	Yum! Brands Inc.	18,102	2,145,630

			117,101,344

	Consumer Staples 7.7%
	Altria Group Inc.	132,748	6,936,083
	Archer-Daniels-Midland Co.	37,928	3,423,381
	Bunge Ltd.	9,051	1,002,941
	Costco Wholesale Corp.	27,419	15,789,231
	General Mills Inc.	35,773	2,422,548
	Philip Morris International Inc.	99,992	9,393,249
	The Coca-Cola Co.	221,534	13,735,108
	The Hershey Co.	9,051	1,960,718

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Franklin LibertyQ U.S. Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Staples (continued)
	The Procter & Gamble Co.	108,612	$16,595,914
	Tyson Foods Inc.	18,102	1,622,482
	Walgreens Boots Alliance Inc.	41,807	1,871,699

			74,753,354

	Energy 6.1%
	APA Corp.	26,291	1,086,607
	Chevron Corp.	103,009	16,772,956
	ConocoPhillips	92,665	9,266,500
	Continental Resources Inc.	16,809	1,030,896
	Coterra Energy Inc., A	49,565	1,336,768
	Devon Energy Corp.	44,824	2,650,443
	Diamondback Energy Inc.	11,637	1,595,200
	EOG Resources Inc.	40,083	4,779,096
	Exxon Mobil Corp.	203,863	16,837,045
	Pioneer Natural Resources Co.	13,792	3,448,414

			58,803,925

	Financials 4.6%
	American Express Co.	37,066	6,931,342
	Assured Guaranty Ltd.	15,085	960,311
a	Berkshire Hathaway Inc., B	41,376	14,602,004
	Blackstone Inc.	49,996	6,346,492
	Brown & Brown Inc.	14,223	1,027,896
	Capital One Financial Corp.	25,429	3,338,574
	FactSet Research Systems Inc.	2,299	998,111
	First Horizon Corp.	39,652	931,426
	JPMorgan Chase & Co.	36,635	4,994,083
	Old Republic International Corp.	35,342	914,298
	Synchrony Financial	32,756	1,140,236
	Unum Group	33,618	1,059,303
	Virtu Financial Inc., A	26,722	994,593

			44,238,669

	Health Care 18.7%
	AbbVie Inc.	97,837	15,860,356
	AmerisourceBergen Corp.	9,051	1,400,280
	Amgen Inc.	34,049	8,233,729
	Anthem Inc.	17,394	8,544,281
	Baxter International Inc.	29,308	2,272,542
	Becton Dickinson and Co.	16,809	4,471,194
	Bristol-Myers Squibb Co.	146,109	10,670,340
	Cardinal Health Inc.	17,240	977,508
a	Centene Corp.	37,928	3,193,158
	Cerner Corp.	21,550	2,016,218
	Chemed Corp.	1,954	989,799
	Cigna Corp.	20,688	4,957,052
	CVS Health Corp.	85,769	8,680,681
a	Edwards Lifesciences Corp.	37,928	4,464,884
	Eli Lilly & Co.	53,013	15,181,333
	HCA Healthcare Inc.	15,516	3,888,620
a	Henry Schein Inc.	10,775	939,472
a	ICU Medical Inc.	3,879	863,621
	Johnson & Johnson	61,202	10,846,831
	McKesson Corp.	9,913	3,034,667
	Merck & Co. Inc.	176,279	14,463,692
a	Moderna Inc.	19,826	3,415,227
a	Molina Healthcare Inc.	3,448	1,150,218

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Franklin LibertyQ U.S. Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	Organon & Co.	24,998	$873,180
	PerkinElmer Inc.	7,327	1,278,268
	Pfizer Inc.	308,596	15,976,015
	Premier Inc., A	25,860	920,357
	Quest Diagnostics Inc.	7,327	1,002,773
a	Regeneron Pharmaceuticals Inc.	7,139	4,986,020
	STERIS PLC	5,603	1,354,637
	UnitedHealth Group Inc.	25,306	12,905,301
a	Vertex Pharmaceuticals Inc.	15,947	4,161,689
	West Pharmaceutical Services Inc.	4,299	1,765,642
	Zoetis Inc.	27,584	5,202,067

			180,941,652

	Industrials 7.6%
	A O Smith Corp.	13,792	881,171
	Acuity Brands Inc.	5,172	979,060
	Allison Transmission Holdings Inc.	23,274	913,737
a	Builders FirstSource Inc.	12,930	834,502
	Carlisle Companies Inc.	3,879	953,924
	Crane Co.	9,051	980,042
	Curtiss-Wright Corp.	6,465	970,784
	General Dynamics Corp.	18,102	4,365,840
	Huntington Ingalls Industries Inc.	4,741	945,545
	JB Hunt Transport Services Inc.	5,603	1,125,026
	Knight-Swift Transportation Holdings Inc.	17,240	869,930
	L3Harris Technologies Inc.	12,499	3,105,627
	Leidos Holdings Inc.	9,051	977,689
	Lockheed Martin Corp.	19,302	8,519,903
	Northrop Grumman Corp.	11,206	5,011,547
	Old Dominion Freight Line Inc.	6,896	2,059,697
	Owens Corning	9,913	907,040
	PACCAR Inc.	21,119	1,859,950
	Raytheon Technologies Corp.	91,372	9,052,224
	Robert Half International Inc.	8,189	935,020
	Ryder System Inc.	11,637	923,163
	Schneider National Inc., B	35,773	912,212
	Union Pacific Corp.	39,221	10,715,569
	United Parcel Service Inc., B	53,875	11,554,033
	W.W. Grainger Inc.	2,944	1,518,486
	Watsco Inc.	3,448	1,050,399

			72,922,120

	Information Technology 33.1%
	Accenture PLC, A	37,928	12,790,459
a	Advanced Micro Devices Inc.	107,319	11,734,259
a	Alphabet Inc., C	6,495	18,140,470
	Amdocs Ltd.	11,637	956,678
	Amphenol Corp., A	33,187	2,500,640
	Apple Inc.	404,278	70,590,982
	Applied Materials Inc.	54,737	7,214,337
a	Arista Networks Inc.	17,671	2,455,916
a	Arrow Electronics Inc.	7,758	920,332
a	Aspen Technology Inc.	6,034	997,843
	Avnet Inc.	21,981	892,209
	Broadcom Inc.	23,705	14,926,564
a	CACI International Inc., A	3,448	1,038,744
	CDK Global Inc.	20,688	1,007,092
a	Ciena Corp.	13,792	836,209

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
a	Cirrus Logic Inc.	10,775	$913,612
	Cisco Systems Inc.	249,549	13,914,852
	Cognizant Technology Solutions Corp., A	34,480	3,091,822
	Corning Inc.	46,979	1,733,995
a	Dell Technologies Inc., C	18,964	951,803
	Entegris Inc.	7,758	1,018,315
a	Fortinet Inc.	9,482	3,240,379
a	GoDaddy Inc., A	11,206	937,942
	Hewlett Packard Enterprise Co.	91,372	1,526,826
	HP Inc.	80,597	2,925,671
	Intel Corp.	240,498	11,919,081
	International Business Machines Corp.	53,013	6,892,750
	Jabil Inc.	15,947	984,408
	Juniper Networks Inc.	27,584	1,025,021
	KLA Corp.	9,913	3,628,753
	Lam Research Corp.	8,300	4,462,163
	Micron Technology Inc.	69,391	5,404,865
	Microsoft Corp.	188,347	58,069,264
	NetApp Inc.	14,223	1,180,509
	NortonLifeLock Inc.	32,325	857,259
	NVIDIA Corp.	60,771	16,581,975
a	ON Semiconductor Corp.	27,584	1,727,034
a	Palo Alto Networks Inc.	6,220	3,872,012
	Paychex Inc.	21,119	2,882,110
	QUALCOMM Inc.	75,856	11,592,314
	Science Applications International Corp.	10,775	993,132
	Texas Instruments Inc.	59,909	10,992,103

			320,322,704

	Materials 1.5%
	CF Industries Holdings Inc.	12,930	1,332,566
a	Cleveland-Cliffs Inc.	41,807	1,346,604
	Huntsman Corp.	23,274	873,008
	Louisiana-Pacific Corp.	12,930	803,212
	LyondellBasell Industries NV, A	14,654	1,506,724
	Mosaic Co.	21,981	1,461,737
	Nucor Corp.	15,516	2,306,453
	Packaging Corp. of America	6,465	1,009,251
	Reliance Steel & Aluminum Co.	4,741	869,262
	Sealed Air Corp.	13,792	923,512
	Steel Dynamics Inc.	13,361	1,114,708
	United States Steel Corp.	34,480	1,301,275

			14,848,312

	Real Estate 2.7%
	Camden Property Trust	6,034	1,002,851
	Cousins Properties Inc.	24,136	972,440
	Extra Space Storage Inc.	7,327	1,506,431
	Kilroy Realty Corp.	12,930	988,111
	Kimco Realty Corp.	39,652	979,404
	Life Storage Inc.	7,327	1,028,931
	Medical Properties Trust Inc.	45,686	965,802
	Mid-America Apartment Communities Inc.	6,465	1,354,094
	Omega Healthcare Investors Inc.	33,187	1,034,107
	Prologis Inc.	42,238	6,820,592
	Public Storage	10,775	4,205,267
	Rexford Industrial Realty Inc.	13,361	996,597
	SL Green Realty Corp.	11,637	944,692

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Franklin LibertyQ U.S. Equity ETF (continued)

	Shares	Value
Common Stocks (continued)
Real Estate (continued)
VICI Properties Inc.	37,066	$1,054,898
Weyerhaeuser Co.	42,669	1,617,155
WP Carey Inc.	12,068	975,577

		26,446,949

Utilities 1.0%
Consolidated Edison Inc.	21,550	2,040,354
Exelon Corp.	66,805	3,181,922
National Fuel Gas Co.	15,085	1,036,340
NiSource Inc.	32,325	1,027,935
NRG Energy Inc.	24,567	942,390
OGE Energy Corp.	24,998	1,019,418

		9,248,359

Total Investments (Cost $874,581,749) 99.8%		965,196,314
Other Assets, less Liabilities 0.2%		1,541,074

Net Assets 100.0%		$966,737,388

aNon-income producing.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
S&P 500 E-Mini	Long	5	$1,132,688	6/17/22	$70,591

*As of period end.

See Abbreviations on page 131.

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Financial Highlights

Franklin LibertyQ U.S. Mid Cap Equity ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$40.84		$24.94		$30.32	$27.70	$25.51

Income from investment operations[b]:

Net investment income[c]	0.54		0.45		0.50	0.47	0.38

Net realized and unrealized gains (losses)	4.03		15.86		(5.41)	2.53	2.18

Total from investment operations	4.57		16.31		(4.91)	3.00	2.56

Less distributions from net investment income	(0.51)		(0.41)		(0.47)	(0.38)	(0.37)

Net asset value, end of year	$44.90		$40.84		$24.94	$30.32	$27.70

Total return[d]	11.18%		65.69%		(16.50)%	10.92%	10.09%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.30%		0.30%		0.30%	0.30%	0.99%	[f]

Expenses net of waiver and payments by affiliates	0.30%		0.30%		0.30%	0.30%	0.30%	[f]

Net investment income	1.21%		1.30%		1.60%	1.65%	1.58%

Supplemental data

Net assets, end of year (000’s)	$62,855		$36,759		$13,718	$10,612	$2,770

Portfolio turnover rate[g]	22.76%	[h]	25.02%	[h]	24.20% [h]	23.49%	36.21%

aFor the period April 26, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	22.76%	25.02%	24.20%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin LibertyQ U.S. Mid Cap Equity ETF

		Shares	Value
	Common Stocks 99.9%
	Communication Services 3.0%
	Lumen Technologies Inc.	25,508	$287,475
a	Match Group Inc.	5,012	545,005
	Omnicom Group Inc.	5,824	494,341
a	Playtika Holding Corp.	1,932	37,345
a,b	Skillz Inc.	4,200	12,600
	ViacomCBS Inc., A	168	6,789
	ViacomCBS Inc., B	10,948	413,944
	World Wrestling Entertainment Inc., A	1,064	66,436

			1,863,935

	Consumer Discretionary 14.4%
	Advance Auto Parts Inc.	1,316	272,359
a	AutoNation Inc.	756	75,283
a	AutoZone Inc.	358	731,960
	Bath & Body Works Inc.	5,544	265,003
	Best Buy Co. Inc.	6,132	557,399
	Brunswick Corp.	1,260	101,921
	Carter’s Inc.	1,232	113,332
	Columbia Sportswear Co.	756	68,441
	Dick’s Sporting Goods Inc.	1,820	182,036
a	Dollar Tree Inc.	3,892	623,304
	Dominos Pizza Inc.	420	170,944
a	Etsy Inc.	2,184	271,428
	Foot Locker Inc.	2,604	77,235
	Garmin Ltd.	3,612	428,419
	Gentex Corp.	5,264	153,551
	Genuine Parts Co.	3,500	441,070
	H&R Block Inc.	5,544	144,366
	Hanesbrands Inc.	9,296	138,417
	Hasbro Inc.	2,912	238,551
a	Leslie’s Inc.	2,408	46,619
	LKQ Corp.	5,096	231,409
a	Mattel Inc.	6,104	135,570
	Newell Brands Inc.	6,496	139,079
a	O’Reilly Automotive Inc.	1,022	700,029
a	Ollie’s Bargain Outlet Holdings Inc.	1,456	62,550
	Penske Automotive Group Inc.	840	78,725
	Polaris Inc.	1,232	129,754
	Pool Corp.	1,178	498,117
	Qurate Retail Inc., A	7,532	35,852
a	RH	278	90,653
	Tapestry Inc.	7,168	266,291
	Tempur Sealy International Inc.	5,040	140,717
	Tractor Supply Co.	2,912	679,573
a	Victoria’s Secret & Co.	1,960	100,666
	Whirlpool Corp.	1,484	256,406
	Williams-Sonoma Inc.	2,268	328,860
a	YETI Holdings Inc.	1,484	89,010

			9,064,899

	Consumer Staples 7.3%
	Albertsons Cos Inc.	3,556	118,237
a	Boston Beer Inc., A	203	78,859
	Bunge Ltd.	2,380	263,728
	Campbell Soup Co.	4,732	210,905
	Casey’s General Stores Inc.	588	116,524
	Church & Dwight Co. Inc.	6,440	640,007
	Clorox Co.	3,220	447,677

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Mid Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Staples (continued)
	Flowers Foods Inc.	6,076	$156,214
a	Herbalife Nutrition Ltd.	2,436	73,957
	Kellogg Co.	6,552	422,538
	The Hershey Co.	3,668	794,599
	The J.M. Smucker Co.	2,772	375,357
	The Kroger Co.	15,708	901,168

			4,599,770

	Energy 0.3%
	Antero Midstream Corp.	5,796	63,003
	Texas Pacific Land Corp.	92	124,394

			187,397

	Financials 9.7%
	Affiliated Managers Group Inc.	1,148	161,811
	Ally Financial Inc.	8,232	357,927
	Brown & Brown Inc.	6,356	459,348
	Cboe Global Markets Inc.	1,148	131,354
	Cincinnati Financial Corp.	4,620	628,135
	CNA Financial Corp.	700	34,034
a	Credit Acceptance Corp.	264	145,298
	Discover Financial Services	5,908	651,002
	Erie Indemnity Co., A	588	103,564
	Evercore Inc.	1,008	112,211
	FactSet Research Systems Inc.	1,120	486,248
	First American Financial Corp.	2,604	168,791
	Globe Life Inc.	2,352	236,611
	Hanover Insurance Group Inc.	728	108,851
	Janus Henderson Group PLC	2,912	101,978
	MarketAxess Holdings Inc.	859	292,232
	Mercury General Corp.	700	38,500
	MSCI Inc.	1,037	521,487
	Nasdaq Inc.	2,996	533,887
	Prosperity Bancshares Inc.	2,128	147,641
	SEI Investments Co.	3,388	203,991
	Synchrony Financial	13,076	455,176

			6,080,077

	Health Care 11.0%
a	ABIOMED Inc.	980	324,615
a	Amedisys Inc.	728	125,427
	Bio-Techne Corp.	794	343,834
	Cardinal Health Inc.	6,636	376,261
	Cerner Corp.	7,280	681,117
	Chemed Corp.	336	170,201
	Encompass Health Corp.	2,996	213,046
a	Hologic Inc.	4,144	318,342
a	IDEXX Laboratories Inc.	1,073	586,995
a	Incyte Corp.	3,332	264,627
a	Masimo Corp.	1,260	183,380
a	Mettler-Toledo International Inc.	431	591,845
a	Molina Healthcare Inc.	1,316	439,004
a	Neurocrine Biosciences Inc.	1,596	149,625
	Organon & Co.	3,304	115,409
a	Quidel Corp.	980	110,211
	ResMed Inc.	2,548	617,915
	Royalty Pharma PLC	6,076	236,721
a	United Therapeutics Corp.	924	165,775

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Mid Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	Universal Health Services Inc., B	1,988	$288,161
a	Waters Corp.	1,904	590,983

			6,893,494

	Industrials 16.8%
	A O Smith Corp.	2,632	168,158
	Allegion PLC	2,520	276,646
	Allison Transmission Holdings Inc.	2,716	106,630
a	Builders FirstSource Inc.	2,100	135,534
	C.H. Robinson Worldwide Inc.	3,528	380,001
	Carrier Global Corp.	12,068	553,559
	Cintas Corp.	1,540	655,101
	Curtiss-Wright Corp.	840	126,134
	Donaldson Co. Inc.	3,248	168,669
	Dover Corp.	3,668	575,509
	Expeditors International of Washington Inc.	4,704	485,265
	Fastenal Co.	11,032	655,301
	Fortune Brands Home & Security Inc.	2,240	166,387
	Graco Inc.	4,620	322,106
	Landstar System Inc.	980	147,813
	Lennox International Inc.	868	223,822
	Lincoln Electric Holdings Inc.	1,456	200,651
	ManpowerGroup Inc.	1,428	134,118
	MSA Safety Inc.	784	104,037
	MSC Industrial Direct Co. Inc., A	1,260	107,365
	Nordson Corp.	1,400	317,912
	Old Dominion Freight Line Inc.	1,848	551,961
	Otis Worldwide Corp.	8,120	624,834
	Robert Half International Inc.	3,444	393,236
	Rockwell Automation Inc.	1,932	541,018
	Rollins Inc.	7,000	245,350
	Ryder System Inc.	868	68,858
	Schneider National Inc., B	1,540	39,270
	Snap-on Inc.	1,568	322,193
	Toro Co.	2,604	222,616
	Trane Technologies PLC	3,472	530,174
	W.W. Grainger Inc.	1,288	664,338
	Watsco Inc.	1,064	324,137

			10,538,703

	Information Technology 19.6%
a	Akamai Technologies Inc.	2,996	357,692
	Amdocs Ltd.	3,332	273,924
a	Arista Networks Inc.	5,264	731,591
a	Aspen Technology Inc.	1,904	314,865
	Bentley Systems Inc., B	2,380	105,148
	Booz Allen Hamilton Holding Corp.	4,564	400,902
a	Cadence Design Systems Inc.	3,528	580,215
	CDW Corp.	3,444	616,097
	Citrix Systems Inc.	3,864	389,878
	Dolby Laboratories Inc., A	1,288	100,747
a	F5 Networks Inc.	1,708	356,887
a	Fair Isaac Corp.	756	352,644
a	Fortinet Inc.	1,960	669,810
a	Gartner Inc.	924	274,853
	Hewlett Packard Enterprise Co.	22,344	373,368
	HP Inc.	18,508	671,840
	Juniper Networks Inc.	7,924	294,456

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Mid Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
a	Manhattan Associates Inc.	1,596	$221,381
	Monolithic Power Systems	1,099	533,762
	Motorola Solutions Inc.	2,576	623,907
	National Instruments Corp.	3,276	132,973
	NetApp Inc.	7,196	597,268
	NortonLifeLock Inc.	8,988	238,362
	Paychex Inc.	5,488	748,947
a	Paycom Software Inc.	1,090	377,554
a	Synopsys Inc.	1,904	634,546
	Teradyne Inc.	3,276	387,322
	Ubiquiti Inc.	196	57,067
a	VeriSign Inc.	2,464	548,141
	Vontier Corp.	3,640	92,420
	Western Union Co.	12,152	227,729
	Xerox Holdings Corp.	2,380	48,005

			12,334,301

	Materials 5.0%
	AptarGroup Inc.	1,232	144,760
	Avery Dennison Corp.	2,296	399,435
a	Cleveland-Cliffs Inc.	4,956	159,633
	Element Solutions Inc.	4,116	90,140
	International Paper Co.	6,384	294,622
	Louisiana-Pacific Corp.	1,932	120,016
	LyondellBasell Industries NV, A	2,940	302,291
	NewMarket Corp.	140	45,413
	Nucor Corp.	3,276	486,977
	Reliance Steel & Aluminum Co.	1,484	272,091
	RPM International Inc.	2,968	241,714
	Scotts Miracle-Gro Co., A	924	113,615
	Sealed Air Corp.	1,708	114,368
	Sonoco Products Co.	2,240	140,134
	Steel Dynamics Inc.	2,240	186,883
a	Sylvamo Corp.	616	20,501

			3,132,593

	Real Estate 7.6%
	AvalonBay Communities Inc.	2,744	681,527
	Camden Property Trust	2,296	381,595
	CubeSmart	5,012	260,774
	Duke Realty Corp.	8,596	499,084
	Extra Space Storage Inc.	2,576	529,626
	First Industrial Realty Trust Inc.	2,828	175,081
	Healthcare Trust of America Inc., A	3,640	114,078
	Highwoods Properties Inc.	2,604	119,107
	Kimco Realty Corp.	8,988	222,004
	Life Storage Inc.	1,456	204,466
	National Retail Properties Inc.	4,732	212,656
	Realty Income Corp.	9,604	665,557
	STORE Capital Corp.	5,152	150,593
	Ventas Inc.	9,184	567,204

			4,783,352

	Utilities 5.2%
	Ameren Corp.	6,076	569,686
	American Water Works Co. Inc.	3,864	639,608
	Consolidated Edison Inc.	8,400	795,312
	FirstEnergy Corp.	10,864	498,223

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Mid Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Utilities (continued)
	National Fuel Gas Co.	1,540	$105,798
	NRG Energy Inc.	2,800	107,408
	PPL Corp.	19,600	559,776

			3,275,811

	Total Investments before Short-Term Investments (Cost $55,300,717)		62,754,332

	Short-Term Investments 0.0%†
	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	Money Market Funds 0.0%†
c,d	Institutional Fiduciary Trust Portfolio, 0.01%	10,850	10,850

	Total Short-Term Investments (Cost $10,850)		10,850

	Total Investments (Cost $ 55,311,567) 99.9%		62,765,182
	Other Assets, less Liabilities 0.1%		89,998

	Net Assets 100.0%		$62,855,180

See Abbreviations on page 131.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2022.

cSee Note 3(c) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

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Financial Highlights

Franklin LibertyQ U.S. Small Cap Equity ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$36.53	$20.48		$27.66	$26.66	$25.36

Income from investment operations[b]:

Net investment income[c]	0.38	0.28		0.39	0.47	0.33

Net realized and unrealized gains (losses)	(0.36)	16.15		(7.15)	0.87	1.27

Total from investment operations	0.02	16.43		(6.76)	1.34	1.60

Less distributions from net investment income	(0.39)	(0.38)		(0.42)	(0.34)	(0.30)

Net asset value, end of year	$36.16	$36.53		$20.48	$27.66	$26.66

Total return[d]	0.02%	80.74%		(24.83)%	5.05%	6.34%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.35%	0.35%		0.35%	0.35%	1.15%	[f]

Expenses net of waiver and payments by affiliates	0.35%	0.35%		0.35%	0.35%	0.35%	[f]

Net investment income	1.00%	0.99%		1.41%	1.69%	1.40%

Supplemental data

Net assets, end of year (000’s)	$16,273	$14,613		$13,310	$17,979	$2,666

Portfolio turnover rate[g]	27.64% [h]	34.77%	[h]	23.83% [h]	22.17%	23.99%

aFor the period April 26, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fEffective December 1, 2017, the Fund replaced the prior fee structure with a unified management fee. See Note 3(a).

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	27.64%	34.77%	23.83%

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Schedule of Investments, March 31, 2022

Franklin LibertyQ U.S. Small Cap Equity ETF

		Shares	Value
	Common Stocks 99.8%
	Communication Services 3.6%
a	AMC Networks Inc., A	648	$26,328
a	CarGurus Inc.	2,223	94,389
	Cogent Communications Holdings Inc.	963	63,895
	Entravision Communications Corp., A	1,026	6,577
a	EverQuote Inc., A	270	4,369
a	IDT Corp., B	423	14,420
	John Wiley & Sons Inc., A	738	39,136
a	Liberty Latin America Ltd.	3,159	30,295
a	Liberty Latin America Ltd., A	900	8,730
a	Media Alpha Inc.	360	5,958
	Scholastic Corp.	567	22,839
a	TechTarget Inc.	504	40,965
	TEGNA Inc.	4,545	101,808
	Telephone and Data Systems Inc.	1,737	32,794
a	Thryv Holdings Inc.	126	3,543
a	TrueCar Inc.	2,304	9,101
a	United States Cellular Corp.	252	7,618
a	WideOpenWest Inc.	1,134	19,777
a	Yelp Inc.	1,647	56,179

			588,721

	Consumer Discretionary 18.4%
a	1-800-FLOWERS.Com Inc.	693	8,843
a	1stdibs.com Inc.	90	719
a	Abercrombie & Fitch Co., A	1,548	49,520
	Academy Sports & Outdoors Inc.	1,098	43,261
	Acushnet Holdings Corp.	810	32,611
a	America’s Car-Mart Inc.	144	11,601
	American Eagle Outfitters Inc.	3,258	54,734
a	American Public Education Inc.	360	7,646
a	Asbury Automotive Group Inc.	495	79,299
	Bassett Furniture Industries Inc.	180	2,981
b	Big 5 Sporting Goods Corp.	378	6,483
	Big Lots Inc.	1,053	36,434
	Bloomin’ Brands Inc.	2,115	46,403
	Buckle Inc.	927	30,628
b	Camping World Holdings Inc., A	405	11,320
a	Carparts.com Inc.	783	5,246
	Cato Corp., A	189	2,771
a	Century Casinos Inc.	261	3,119
a	Citi Trends Inc.	252	7,717
	Cracker Barrel Old Country Store Inc.	630	74,800
a	Crocs Inc.	1,062	81,137
	Dillard’s Inc., A	153	41,064
a	Dorman Products Inc.	540	51,316
a	Duluth Holdings Inc.	234	2,862
	Escalade Inc.	198	2,614
	Ethan Allen Interiors Inc.	639	16,659
a,b	F45 Training Holdings Inc.	198	2,119
a	Fiesta Restaurant Group Inc.	360	2,691
	Franchise Group Inc.	432	17,898
a	Funko Inc., A	387	6,676
a	Genesco Inc.	315	20,037
a	GoPro Inc., A	1,260	10,748
a	Green Brick Partners Inc.	486	9,603
	Group 1 Automotive Inc.	378	63,440
	Hamilton Beach Brands Holding Co., A	189	2,198
	Haverty Furniture Cos. Inc.	477	13,079

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Discretionary (continued)
a	Helen of Troy Ltd.	522	$102,228
	Hibbett Sports Inc.	369	16,361
	Hooker Furniture Corp.	268	5,076
	Installed Building Products Inc.	432	36,500
a	iRobot Corp.	585	37,089
b	JOANN Inc.	243	2,773
	Johnson Outdoors Inc., A	126	9,794
a	Kirkland’s Inc.	225	2,090
	Kontoor Brands Inc.	1,332	55,078
	La-Z-Boy Inc.	990	26,106
a,b	Lazydays Holdings Inc.	135	2,724
	LCI Industries	513	53,255
a	LGI Homes Inc.	432	42,198
	Lifetime Brands Inc.	252	3,236
a	Liquidity Services Inc.	504	8,628
a	Lumber Liquidators Holdings Inc.	477	6,688
	Macy’s Inc.	6,147	149,741
a	Malibu Boats Inc., A	369	21,406
	Marine Products Corp.	208	2,402
a	MarineMax Inc.	423	17,030
a	MasterCraft Boat Holdings Inc.	180	4,430
	Monro Inc.	657	29,131
	Movado Group Inc.	450	17,572
	Murphy USA Inc.	558	111,578
	Nathan’s Famous Inc.	45	2,438
a	National Vision Holdings Inc.	1,658	72,239
a	Nautilus Inc.	576	2,373
a	ONE Group Hospitality Inc.	216	2,270
	OneWater Marine Inc., A	207	7,131
	Oxford Industries Inc.	423	38,281
	Papa John’s International Inc.	666	70,116
a	Perdoceo Education Corp.	1,638	18,804
	PetMed Express Inc.	468	12,074
a,b	Portillo’s Inc., A	252	6,189
a	Purple Innovation Inc.	792	4,633
	Rent-A-Center Inc.	1,701	42,848
a	Revolve Group Inc.	585	31,409
	Rocky Brands Inc.	144	5,989
a	Sally Beauty Holdings Inc.	2,727	42,623
	Shoe Carnival Inc.	432	12,597
	Shutterstock Inc.	585	54,452
	Signet Jewelers Ltd.	1,170	85,059
a	Sleep Number Corp.	540	27,383
	Smith & Wesson Brands Inc.	1,098	16,613
	Sonic Automotive Inc.	558	23,721
a	Sonos Inc.	2,421	68,321
a	Sportsman’s Warehouse Holdings Inc.	1,215	12,988
	Standard Motor Products Inc.	504	21,743
	Steven Madden Ltd.	1,863	71,986
a	Stitch Fix Inc., A	1,458	14,682
	Strategic Education Inc.	513	34,053
a	Stride Inc.	846	30,735
	Sturm Ruger & Co. Inc.	441	30,702
	Superior Group of Cos. Inc.	288	5,141
	Texas Roadhouse Inc., A	1,701	142,425
a	The Cheesecake Factory Inc.	1,125	44,764
a	The Container Store Group Inc.	684	5,588

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Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Consumer Discretionary (continued)
a	The Lovesac Co.	234	$12,650
a	The ODP Corp.	1,053	48,259
	Tilly’s Inc., A	486	4,549
a	Tupperware Brands Corp.	1,215	23,632
a	Turtle Beach Corp.	270	5,748
a	Udemy Inc.	135	1,682
a	Vera Bradley Inc.	594	4,556
a	Vista Outdoor Inc.	1,107	39,509
	Weber Inc., A	171	1,681
	Wingstop Inc.	657	77,099
	Winmark Corp.	81	17,820
	Wolverine World Wide Inc.	1,647	37,156
a	XPEL Inc.	369	19,413
a	Zumiez Inc.	432	16,507

			2,996,022

	Consumer Staples 6.6%
b	B&G Foods Inc., A	1,260	33,995
a	BellRing Brands Inc.	753	17,379
a	BJ’s Wholesale Club Holdings Inc.	2,340	158,207
a	Celsius Holdings Inc.	810	44,696
a	Central Garden & Pet Co.	225	9,891
a	Central Garden & Pet Co., A	909	37,069
	Coca-Cola Consolidated Inc.	115	57,138
	Edgewell Personal Care Co.	522	19,142
	Energizer Holdings Inc.	666	20,486
	Ingles Markets Inc., A	387	34,462
	Inter Parfums Inc.	432	38,038
	John B. Sanfilippo & Son Inc.	207	17,272
	Lancaster Colony Corp.	432	64,433
	Medifast Inc.	315	53,796
	National Beverage Corp.	594	25,839
	Natural Grocers by Vitamin Cottage Inc.	248	4,861
a	Natures Sunshine Products Inc.	252	4,239
	Nu Skin Enterprises Inc., A	963	46,108
	Oil-Dri Corp. of America	99	2,836
	PriceSmart Inc.	522	41,170
	SpartanNash Co.	963	31,769
a	Sprouts Farmers Market Inc.	1,971	63,033
	Tootsie Roll Industries Inc.	324	11,343
a	United Natural Foods Inc.	873	36,099
	Universal Corp.	558	32,403
a	USANA Health Sciences Inc.	279	22,167
	Vector Group Ltd.	3,438	41,393
	Village Super Market Inc., A	243	5,953
	WD-40 Co.	378	69,261
	Weis Markets Inc.	396	28,282

			1,072,760

	Energy 1.1%
a	CONSOL Energy Inc.	765	28,787
	DHT Holdings Inc.	2,619	15,190
	Equitrans Midstream Corp.	5,994	50,590
	SFL Corp. Ltd.	1,179	12,002
a	Southwestern Energy Co.	9,684	69,434

			176,003

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Financials 9.9%
	1st Source Corp.	324	$14,985
	A-Mark Precious Metals Inc.	153	11,833
	Allegiance Bancshares Inc.	279	12,466
	American National Group Inc.	135	25,527
	Arrow Financial Corp.	315	10,212
	Associated Banc-Corp	2,259	51,415
	Banco Latinoamericano de Comercio Exterior SA	630	9,815
	Blackstone Mortgage Trust Inc., A	2,205	70,097
	Brookline Bancorp Inc.	1,116	17,655
	Cadence Bank	2,610	76,369
	Central Pacific Financial Corp.	504	14,062
	Citizens & Northern Corp.	297	7,241
	City Holding Co.	225	17,707
	Community Trust Bancorp Inc.	306	12,607
	CVB Financial Corp.	1,206	27,991
	Diamond Hill Investment Group Inc.	63	11,800
	Donegal Group Inc.	351	4,707
a	Donnelley Financial Solutions Inc.	558	18,559
b	Enact Holdings Inc.	180	4,005
a	Enova International Inc.	549	20,845
	Enterprise Bancorp Inc.	180	7,222
	Essent Group Ltd.	2,295	94,577
a	EZCORP Inc., A	1,044	6,306
	Farmers National Banc Corp.	432	7,370
	Federated Hermes Inc., B	2,133	72,650
	Financial Institutions Inc.	306	9,220
	First Bancorp Inc.	171	5,144
	First Community Bankshares Inc.	243	6,855
	First Merchants Corp.	828	34,445
	First of Long Island Corp.	351	6,830
a	Genworth Financial Inc., A	11,583	43,784
	German American Bancorp Inc.	468	17,779
	Guaranty Bancshares Inc.	126	4,410
	Hanmi Financial Corp.	567	13,954
	Heritage Financial Corp.	729	18,269
	Heritage Insurance Holdings Inc.	504	3,599
	Hope Bancorp Inc.	2,061	33,141
	Houlihan Lokey Inc.	1,134	99,565
	Invesco Mortgage Capital Inc.	4,068	9,275
	Investors Title Co.	27	5,487
	Kinsale Capital Group Inc.	414	94,400
	Lakeland Bancorp Inc.	720	12,024
	MFA Financial Inc.	7,542	30,394
	National Western Life Group Inc., A	72	15,149
	NBT Bancorp Inc.	882	31,867
	Nelnet Inc., A	369	31,361
	Northfield Bancorp Inc.	1,134	16,284
	Northwest Bancshares Inc.	2,583	34,896
	Peoples Bancorp Inc.	602	18,849
	ProAssurance Corp.	1,017	27,337
	Pzena Investment Management Inc., A	396	3,176
	RLI Corp.	747	82,641
	Safety Insurance Group Inc.	234	21,259
a	Selectquote Inc.	1,998	5,574
	Southern Missouri Bancorp Inc.	179	8,941
	StepStone Group Inc.	666	22,018
	Stewart Information Services Corp.	531	32,184

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Financials (continued)
	The Hingham Institution for Savings	27	$9,266
	Tompkins Financial Corp.	333	26,064
	TPG RE Finance Trust Inc.	981	11,586
	TrustCo Bank Corp.	432	13,794
	UMB Financial Corp.	657	63,834
	United Insurance Holdings Corp.	268	887
	West Bancorp Inc.	360	9,796
	Westamerica BanCorp	549	33,214
a	World Acceptance Corp.	72	13,812

			1,610,387

	Health Care 9.5%
a	AMN Healthcare Services Inc.	1,152	120,188
a	AtriCure Inc.	981	64,422
	Atrion Corp.	31	22,103
a	Bioventus Inc., A	333	4,695
a	Blueprint Medicines Corp.	972	62,091
a	Brooklyn ImmunoTherapeutics Inc.	405	830
a	Cardiovascular Systems Inc.	855	19,323
a	Catalyst Pharmaceuticals Inc.	2,160	17,906
a	Community Health Systems Inc.	2,781	33,011
a	Computer Programs and Systems Inc.	207	7,131
	CONMED Corp.	612	90,913
a	Convey Health Solutions Holdings Inc.	198	1,295
a	Corcept Therapeutics Inc.	2,250	50,670
a	CorVel Corp.	189	31,835
a	Cross Country Healthcare Inc.	819	17,748
a	Eagle Pharmaceuticals Inc.	248	12,274
a	Emergent BioSolutions Inc.	864	35,476
a	Enanta Pharmaceuticals Inc.	405	28,828
a	Fulgent Genetics Inc.	369	23,029
a	Hanger Inc.	972	17,817
a	Inari Medical Inc.	513	46,498
a,b	InfuSystem Holdings Inc.	324	3,175
a	Innoviva Inc.	1,071	20,724
	iRadimed Corp.	129	5,784
a	Ironwood Pharmaceuticals Inc.	3,186	40,080
	LeMaitre Vascular Inc.	387	17,984
a	LHC Group Inc.	594	100,148
a	MaxCyte Inc.	954	6,668
a	Mednax Inc.	1,530	35,924
a	Meridian Bioscience Inc.	1,035	26,869
a	Merit Medical Systems Inc.	1,044	69,447
a	MiMedx Group Inc.	1,089	5,129
	National Healthcare Corp.	315	22,122
	National Research Corp., A	306	12,133
a	Neogen Corp.	2,223	68,557
a	NeuroPace Inc.	72	591
a,b	Omeros Corp.	963	5,788
a	Organogenesis Holdings Inc.	639	4,869
a	Orthofix International N.V.	378	12,361
	Owens & Minor Inc.	1,368	60,219
a	Paragon 28 Inc.	90	1,507
	Patterson Cos. Inc.	1,926	62,345
	Phibro Animal Health Corp.	531	10,593
a	Prestige Consumer Healthcare Inc.	1,071	56,699
a	Retractable Technologies Inc.	180	855
a	Sharps Compliance Corp.	238	1,404

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Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
a	SIGA Technologies Inc.	873	$6,190
	Simulations Plus Inc.	297	15,141
a	STAAR Surgical Co.	999	79,830
a	Supernus Pharmaceuticals Inc.	1,035	33,451
a	Surmodics Inc.	281	12,738
a	Tactile Systems Technology Inc.	486	9,798
a	The Joint Corp.	333	11,785
a	Treace Medical Concepts Inc.	333	6,297
	Utah Medical Products Inc.	81	7,279
a	Viemed Healthcare Inc.	774	3,855
b	Zynex Inc.	366	2,280

			1,548,702

	Industrials 20.0%
	ABM Industries Inc.	1,332	61,325
	Acco Brands Corp.	1,890	15,120
a	Air Transport Services Group Inc.	1,089	36,427
	Alamo Group Inc.	189	27,176
	Allied Motion Technologies Inc.	270	8,057
	Applied Industrial Technologies Inc.	882	90,546
a	Atkore Inc.	459	45,184
a	Atlas Air Worldwide Holdings Inc.	531	45,862
a	Atlas Technical Consultants Inc.	252	3,034
a	BlueLinx Holdings Inc.	144	10,351
	Boise Cascade Co.	765	53,145
	Brady Corp., A	1,260	58,300
a	Casella Waste Systems Inc., A	972	85,196
a	Cimpress PLC	360	22,892
	Comfort Systems USA Inc.	648	57,679
	CompX International Inc.	40	941
	Costamare Inc.	1,107	18,874
	Covenant Logistics Group Inc.	327	7,040
	CRA International Inc.	135	11,375
	CSW Industrials Inc.	279	32,808
a	Daseke Inc.	387	3,897
	Deluxe Corp.	1,071	32,387
a	DXP Enterprises Inc.	279	7,558
a	Energy Recovery Inc.	630	12,688
	Ennis Inc.	558	10,306
	Exponent Inc.	1,269	137,115
	Federal Signal Corp.	927	31,286
	Forward Air Corp.	603	58,961
a	Franklin Covey Co.	270	12,209
	Franklin Electric Co. Inc.	999	82,957
	Global Industrial Co.	306	9,862
a	GMS Inc.	873	43,449
	GrafTech International Ltd.	2,673	25,714
	Griffon Corp.	684	13,701
	H&E Equipment Services Inc.	657	28,593
	Healthcare Services Group Inc.	1,665	30,919
	Heartland Express Inc.	1,107	15,576
	Heidrick & Struggles International Inc.	558	22,086
	Helios Technologies Inc.	306	24,557
a	Heritage-Crystal Clean Inc.	423	12,525
	Herman Miller Inc.	1,674	57,853
	Hillenbrand Inc.	1,422	62,810
	HireQuest Inc.	54	1,032
	HNI Corp.	1,107	41,014

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Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Industrials (continued)
	Hyster-Yale Materials Handling Inc.	189	$6,277
a	IBEX Ltd.	108	1,722
	ICF International Inc.	405	38,127
a	IES Holdings Inc.	144	5,789
	Insperity Inc.	783	78,629
	Interface Inc.	1,125	15,266
	John Bean Technologies Corp.	567	67,173
	Kadant Inc.	243	47,188
a	Karat Packaging Inc.	54	1,072
	Kelly Services Inc., A	738	16,007
	Kforce Inc.	558	41,275
	Kimball International Inc., B	864	7,301
	Korn Ferry	1,494	97,020
a	Lawson Products Inc.	99	3,815
	Luxfer Holdings PLC	531	8,921
	Marten Transport Ltd.	1,197	21,259
	Matson Inc.	657	79,247
	Matthews International Corp., A	441	14,271
	McGrath RentCorp	495	42,065
	Miller Industries Inc.	216	6,083
	Mueller Industries Inc.	558	30,227
	Mueller Water Products Inc., A	2,286	29,535
	National Presto Industries Inc.	117	9,003
	NL Industries Inc.	99	712
a	NV5 Global Inc.	198	26,393
	Omega Flex Inc.	81	10,519
a	P.A.M. Transportation Services Inc.	162	5,630
	Preformed Line Products Co.	70	4,439
a	Radiant Logistics Inc.	837	5,332
	Rush Enterprises Inc., A	648	32,990
	Rush Enterprises Inc., B	162	7,833
a	SAIA Inc.	531	129,468
	Simpson Manufacturing Co. Inc.	990	107,950
	Standex International Corp.	243	24,281
	Steelcase Inc., A	1,908	22,801
	Tennant Co.	405	31,914
	Tetra Tech Inc.	945	155,868
a	Titan Machinery Inc.	297	8,393
a	Transcat Inc.	144	11,684
	Triton International Ltd.	1,179	82,742
a	TrueBlue Inc.	522	15,081
	UFP Industries Inc.	1,233	95,138
	UniFirst Corp.	297	54,731
	Universal Logistics Holdings Inc.	198	3,990
a	US Xpress Enterprises Inc., A	684	2,654
a	Vectrus Inc.	207	7,423
a	Veritiv Corp.	270	36,069
a	Vicor Corp.	432	30,478
	Watts Water Technologies Inc., A	657	91,711
	Werner Enterprises Inc.	1,737	71,217
	Zurn Water Solutions Corp.	1,224	43,330

			3,258,430

	Information Technology 15.6%
	A10 Networks Inc.	1,575	21,971
	ADTRAN Inc.	702	12,952
a	Alarm.com Holdings Inc.	1,188	78,954
a	Altair Engineering Inc.	954	61,438

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Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Information Technology (continued)
	American Software Inc., A	648	$13,504
a	Appfolio Inc.	369	41,774
a	Aviat Networks Inc.	180	5,539
a	Avid Technology Inc.	810	28,245
	Badger Meter Inc.	684	68,202
a	BigCommerce Holdings Inc., Series 1	720	15,775
a	Blackbaud Inc.	765	45,801
a	Brightcove Inc.	684	5,335
a	Calix Inc.	1,125	48,274
a	Cambium Networks Corp.	198	4,681
a	CEVA Inc.	450	18,293
a	ChannelAdvisor Corp.	657	10,886
a	Clearfield Inc.	216	14,088
a	CommVault Systems Inc.	999	66,284
a	Consensus Cloud Solutions Inc.	378	22,729
a	Couchbase Inc.	108	1,881
	CSG Systems International Inc.	765	48,631
a	Daktronics Inc.	693	2,661
a	eGain Corp.	369	4,273
a	Envestnet Inc.	864	64,316
a	ePlus Inc.	531	29,768
	EVERTEC Inc.	1,188	48,625
a	ExlService Holdings Inc.	315	45,130
a	Extreme Networks Inc.	1,260	15,385
a	FARO Technologies Inc.	270	14,018
	Hackett Group Inc.	540	12,452
a	Insight Enterprises Inc.	702	75,339
a	International Money Express Inc.	540	11,129
a	J2 Global Inc.	981	94,941
	Kulicke & Soffa Industries Inc.	1,125	63,023
a	Lattice Semiconductor Corp.	2,304	140,429
	ManTech International Corp., A	612	52,748
	MAXIMUS Inc.	1,233	92,413
	Methode Electronics Inc.	783	33,865
a,b	MicroStrategy Inc.	180	87,538
a	Mimecast Ltd.	1,323	105,258
a	Napco Security Technologies Inc.	614	12,599
a	NETGEAR Inc.	414	10,218
a	NetScout Systems Inc.	1,080	34,646
a	Novanta Inc.	837	119,097
	NVE Corp.	129	7,027
a	ON24 Inc.	315	4,142
a	OneSpan Inc.	522	7,538
a	OSI Systems Inc.	333	28,345
a	PagerDuty Inc.	1,179	40,310
	PC Connection Inc.	216	11,316
	Power Integrations Inc.	1,280	118,630
	Progress Software Corp.	1,008	47,467
a	Qualys Inc.	864	123,042
a	Quantum Corp.	819	1,859
a	Rapid7 Inc.	576	64,074
a	Rimini Street Inc.	1,026	5,951
a	Smith Micro Software Inc.	810	3,054
a	SPS Commerce Inc.	882	115,718
	TTEC Holdings Inc.	270	22,280
	Vishay Intertechnology Inc.	2,529	49,568
a	Workiva Inc.	738	87,084

			2,542,513

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Materials 3.1%
	Balchem Corp.	531	$72,588
	Commercial Metals Co.	1,728	71,919
	Compass Minerals International Inc.	558	35,037
	Greif Inc., A	612	39,817
	Greif Inc., B	135	8,608
	Kronos Worldwide Inc.	360	5,587
	Myers Industries Inc.	783	16,913
	Olympic Steel Inc.	144	5,538
	Quaker Chemical Corp.	252	43,548
	Ryerson Holding Corp.	171	5,988
	Schnitzer Steel Industries Inc., A	423	21,971
	Schweitzer-Mauduit International Inc.	675	18,562
	Sensient Technologies Corp.	918	77,066
	Stepan Co.	405	40,018
	SunCoke Energy Inc.	1,206	10,745
	Tredegar Corp.	405	4,856
	Worthington Industries Inc.	558	28,687

			507,448

	Professional Services 0.1%
	Resources Connection Inc.	873	14,963

	Real Estate 6.4%
	American Assets Trust Inc.	936	35,465
	American Finance Trust Inc.	1,890	14,950
	Brandywine Realty Trust	2,592	36,651
	Broadstone Net Lease Inc.	2,682	58,414
	CareTrust REIT Inc.	1,458	28,139
	Community Healthcare Trust Inc.	360	15,196
	Corporate Office Properties Trust	1,800	51,372
	Douglas Elliman Inc.	1,719	12,549
	Franklin Street Properties Corp.	2,515	14,838
a,b	GEO Group Inc.	1,917	12,671
	Gladstone Commercial Corp.	549	12,089
	Healthcare Realty Trust Inc.	2,817	77,411
	Lexington Realty Trust	6,516	102,301
	Marcus & Millichap Inc.	468	24,654
	National Storage Affiliates Trust	1,287	80,772
	Phillips Edison & Co. Inc.	189	6,500
	Physicians Realty Trust	3,690	64,723
	Piedmont Office Realty Trust Inc., A	2,709	46,649
	PotlatchDeltic Corp.	990	52,203
	Preferred Apartment Communities Inc., A	1,089	27,160
	PS Business Parks Inc.	441	74,123
	RE/MAX Holdings Inc., A	486	13,477
	Retail Value Inc.	180	551
	Tanger Factory Outlet Centers Inc.	2,025	34,810
	Terreno Realty Corp.	1,125	83,306
	The RMR Group Inc., A	297	9,237
	Washington Real Estate Investment Trust	1,323	33,736
	Whitestone REIT	999	13,237

			1,037,184

	Utilities 5.5%
	American States Water Co.	909	80,919
	Artesian Resources Corp., A	162	7,865
	Avista Corp.	1,692	76,394
	Black Hills Corp.	1,368	105,363

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SCHEDULE OF INVESTMENTS

Franklin LibertyQ U.S. Small Cap Equity ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Utilities (continued)
	California Water Service Group	1,242	$73,626
	Clearway Energy Inc., A	702	23,391
	Clearway Energy Inc., C	1,629	59,475
	Global Water Resources Inc.	278	4,626
	MGE Energy Inc.	819	65,348
	Northwest Natural Holding Co.	450	23,274
	NorthWestern Corp.	1,044	63,152
	Otter Tail Corp.	648	40,500
	PNM Resources Inc.	1,944	92,670
	SJW Group	558	38,826
a	Southwest Gas Holdings Inc.	1,359	106,396
	Unitil Corp.	324	16,161
	Via Renewables Inc.	327	2,694
	York Water Co.	270	12,142

			892,822

	Rights 0.0%†
	Information Technology 0.0%†
a	Quantum Corp.	819	7

	Total Investments before Short-Term Investments (Cost $15,066,080)		16,245,962

	Short-Term Investments (Cost $113,498) 0.7%
	Investments from Cash Collateral Received for Loaned Securities 0.7%
	Money Market Funds 0.7%
c,d	Institutional Fiduciary Trust Portfolio, 0.01%	113,498	113,498

	Total Short-Term Investments		113,498

	Total Investments (Cost $15,179,578) 100.5%		16,359,460
	Other Assets, less Liabilities (0.5)%		(86,570)

	Net Assets 100.0%		$16,272,890

See Abbreviations on page 131.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at March 31, 2022.

cThe rate shown is the annualized seven-day effective yield at period end.

dSee Note 3(c) regarding investments in affiliated management investment companies.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$16,262,369	$26,082,580	$12,933,731	$15,065,841
Value – Unaffiliated issuers	$16,932,489	$30,601,515	$15,922,877	$17,041,340
Cash	—	18,859	—	—
Foreign currency, at value (cost $28,462, $38,923, 12,905 and $101,721)	36,480	26,694	38,192	102,020
Receivables:
Dividends and interest	97,221	202,306	61,622	148,074
Investment securities sold	30,023	—	2,491	—
Deposits with brokers for:
Futures contracts	7,348	13,481	2,696	5,915
Unrealized appreciation on OTC forward exchange contracts	—	—	—	345,052
Other assets	—	—	15	—

Total assets	17,103,561	30,862,855	16,027,893	17,642,401

Liabilities:
Payables:
Investment securities purchased	—	—	—	308,878
Management fees	6,989	11,114	4,634	5,649
Variation margin on futures contracts	4,845	1,040	178	1,744
Funds advanced by custodian	10,082	—	5,571	41,173
Deferred tax	82,137	—	3,475	—
Unrealized depreciation on OTC forward exchange contracts	—	—	—	92,659

Total liabilities	104,053	12,154	13,858	450,103

Net assets, at value	$16,999,508	$30,850,701	$16,014,035	$17,192,298

Net assets consist of:
Paid-in capital	$46,176,534	$26,701,555	$12,986,976	$15,123,405
Total distributable earnings (loss)	(29,177,026)	4,149,146	3,027,059	2,068,893

Net assets, at value	$16,999,508	$30,850,701	$16,014,035	$17,192,298

Shares outstanding	600,000	850,000	400,000	600,000

Net asset value per share	$28.33	$36.29	$40.04	$28.65

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$874,581,749	$55,300,717	$15,066,080
Cost – Non-controlled affiliates (Note 3c)	—	10,850	113,498
Value – Unaffiliated issuers+	$965,196,314	$62,754,332	$16,245,962
Value – Non-controlled affiliates (Note 3c)	—	10,850	113,498
Cash	660,345	46,749	14,240
Receivables:
Dividends	957,930	69,547	17,490
Investment securities sold	660	—	—
Futures contracts	60,000	—	—

Total assets	966,875,249	62,881,478	16,391,190

Liabilities:
Payables:
Management fees	121,527	15,448	4,802
Variation margin on futures contracts	16,334	—	—
Payable upon return of securities loaned	—	10,850	113,498

Total liabilities	137,861	26,298	118,300

Net assets, at value	$966,737,388	$62,855,180	$16,272,890

Net assets consist of:
Paid-in capital	$927,826,390	$56,084,846	$16,676,552
Total distributable earnings (loss)	38,910,998	6,770,334	(403,662)

Net assets, at value	$966,737,388	$62,855,180	$16,272,890

Shares outstanding	21,550,000	1,400,000	450,000

Net asset value per share	$44.86	$44.90	$36.16

+Includes securities loaned	—	9,889	110,957

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2022

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,121,114	$948,431	$477,099	$608,536
Non-cash dividends	$—	$—	$—	$39,663
Interest:
Unaffiliated issuers	—	182	151	—
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	13	7	25	—

Total investment income	1,121,127	948,620	477,275	648,199

Expenses:
Management fees (Note 3a)	106,698	126,614	56,185	65,854
Other	—	55	—	—

Total expenses	106,698	126,669	56,185	65,854
Expenses waived/paid by affiliates (Note 3c)	(8)	—	(465)	—

Net expenses	106,690	126,669	55,720	65,854

Net investment income	1,014,437	821,951	421,555	582,345

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,571,760	974,550	733,173	157,738
In-kind redemptions	177,452	458,877	—	—
Foreign currency transactions	(11,814)	(5,971)	(2,042)	(4,758)
Forwards exchange contracts	—	—	—	1,052,440
Futures contracts	(22,512)	1,698	1,457	(11,657)

Net realized gain (loss)	1,714,886	1,429,154	732,588	1,193,763

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,570,006)	1,229,082	202,932	(40,786)
Translation of other assets and liabilities denominated in foreign currencies	2,134	1,094	1,096	1,578
Futures contracts	2,663	10,716	755	7,068
Forward exchange contracts	—	—	—	(85,308)
Change in deferred taxes on unrealized appreciation	(21,378)	—	(3,235)	—

Net change in unrealized appreciation (depreciation)	(3,586,587)	1,240,892	201,548	(117,448)

Net realized and unrealized gain (loss)	(1,871,701)	2,670,046	934,136	1,076,315

Net increase (decrease) in net assets resulting from operations	$(857,264)	$3,491,997	$1,355,691	$1,658,660

[a]Foreign taxes withheld on dividends	$147,247	$51,491	$24,012	$39,039

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$21,768,531	$756,812	$241,373
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	9,986	239	1,206
Non-Controlled affiliates (Note 3c)	—	11	—

Total investment income	21,778,517	757,062	242,579

Expenses:
Management fees (Note 3a)	1,704,940	150,257	62,874

Total expenses	1,704,940	150,257	62,874
Expenses waived/paid by affiliates (Note 3c)	(614)	(98)	(287)

Net expenses	1,704,326	150,159	62,587

Net investment income	20,074,191	606,903	179,992

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	40,364,929	(98,223)	12,476
In-kind redemptions	213,337,193	4,401,356	1,200,075
Futures contracts	118,014	—	—

Net realized gain (loss)	253,820,136	4,303,133	1,212,551

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(111,389,103)	(533,996)	(1,328,181)
Futures contracts	55,081	—	—

Net change in unrealized appreciation (depreciation)	(111,334,022)	(533,996)	(1,328,181)

Net realized and unrealized gain (loss)	142,486,114	3,769,137	(115,630)

Net increase (decrease) in net assets resulting from operations	$162,560,305	$4,376,040	$64,362

[a]Foreign taxes withheld on dividends	$15	$35	$32

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin LibertyQ Emerging Markets ETF		Franklin LibertyQ Global Dividend ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,014,437	$792,672	$821,951	$739,346
Net realized gain (loss)	1,714,886	(7,009,559)	1,429,154	(889,558)
Net change in unrealized appreciation (depreciation)	(3,586,587)	15,802,995	1,240,892	8,845,282

Net increase (decrease) in net assets resulting from operations	(857,264)	9,586,108	3,491,997	8,695,070

Distributions to shareholders	(972,933)	(652,807)	(803,985)	(716,542)

Capital share transactions: (Note 2)	(5,797,086)	(42,017,238)	1,530,803	—

Net increase (decrease) in net assets	(7,627,283)	(33,083,937)	4,218,815	7,978,528
Net assets:
Beginning of year	24,626,791	57,710,728	26,631,886	18,653,358

End of year	$16,999,508	$24,626,791	$30,850,701	$26,631,886

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin LibertyQ Global Equity ETF		Franklin LibertyQ International Equity Hedged ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$421,555	$332,509	$582,345	$303,092
Net realized gain (loss)	732,588	(403,151)	1,193,763	(1,457,748)
Net change in unrealized appreciation (depreciation)	201,548	5,088,079	(117,448)	3,621,768

Net increase (decrease) in net assets resulting from operations	1,355,691	5,017,437	1,658,660	2,467,112

Distributions to shareholders	(401,042)	(359,864)	(478,088)	(813,573)

Capital share transactions: (Note 2)	—	(5,657,628)	2,752,200	2,584,649

Net increase (decrease) in net assets	954,649	(1,000,055)	3,932,772	4,238,188
Net assets:
Beginning of year	15,059,386	16,059,441	13,259,526	9,021,338

End of year	$16,014,035	$15,059,386	$17,192,298	$13,259,526

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin LibertyQ U.S. Equity ETF		Franklin LibertyQ U.S. Mid Cap Equity ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$20,074,191	$28,048,990	$606,903	$326,764
Net realized gain (loss)	253,820,136	77,407,315	4,303,133	161,368
Net change in unrealized appreciation (depreciation)	(111,334,022)	419,757,126	(533,996)	10,818,121

Net increase (decrease) in net assets resulting from operations	162,560,305	525,213,431	4,376,040	11,306,253

Distributions to shareholders	(21,142,944)	(29,458,618)	(586,728)	(316,682)

Capital share transactions: (Note 2)	(528,086,490)	(453,931,621)	22,306,734	12,051,367

Net increase (decrease) in net assets	(386,669,129)	41,823,192	26,096,046	23,040,938
Net assets:
Beginning of year	1,353,406,517	1,311,583,325	36,759,134	13,718,196

End of year	$966,737,388	$1,353,406,517	$62,855,180	$36,759,134

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin LibertyQ U.S. Small Cap Equity ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$179,992	$134,659
Net realized gain (loss)	1,212,551	255,383
Net change in unrealized appreciation (depreciation)	(1,328,181)	7,366,599

Net increase (decrease) in net assets resulting from operations	64,362	7,756,641

Distributions to shareholders	(184,173)	(167,502)

Capital share transactions: (Note 2)	1,779,654	(6,285,768)

Net increase (decrease) in net assets	1,659,843	1,303,371
Net assets:
Beginning of year	14,613,047	13,309,676

End of year	$16,272,890	$14,613,047

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	115

FRANKLIN TEMPLETON ETF TRUST

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of forty-five separate funds, seven of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Each of the Funds are an exchange traded fund (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of each Fund’s corresponding underlying index.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange trade funds and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time on March 31, 2022. At March 31, 2022, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differ-

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

ences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional

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1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. These securities received as collateral are held in segregated accounts with the Funds’ custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2022, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

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1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Funds or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

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2. Shares of Beneficial Interest (continued)

At March 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin LibertyQ Emerging Markets ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	—	$12,197	—	$34,086
Shares redeemed	(200,000)	(5,809,283)	(1,800,000)	(42,051,324)

Net increase (decrease)	(200,000)	$(5,797,086)	(1,800,000)	$(42,017,238)

	Franklin LibertyQ Global Dividend ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	100,000	$3,403,231	—	$—
Shares redeemed	(50,000)	(1,872,428)	—	—

Net increase (decrease)	50,000	$1,530,803	—	$—

	Franklin LibertyQ Global Equity ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares redeemed	—	$—	(200,000)	$(5,657,628)

Net increase (decrease)	—	$—	(200,000)	$(5,657,628)

	Franklin LibertyQ International Equity Hedged ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,752,200	100,000	$2,584,649

Net increase (decrease)	100,000	$2,752,200	100,000	$2,584,649

	Franklin LibertyQ U.S. Equity ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	7,250,000	$315,466,656	11,400,000	$412,925,317
Shares redeemed	(19,500,000)	(843,553,146)	(25,100,000)	(866,856,938)

Net increase (decrease)	(12,250,000)	$(528,086,490)	(13,700,000)	$(453,931,621)

	Franklin LibertyQ U.S. Mid Cap Equity ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	800,000	$35,769,669	400,000	$13,938,821
Shares redeemed	(300,000)	(13,462,935)	(50,000)	(1,887,454)

Net increase (decrease)	500,000	$22,306,734	350,000	$12,051,367

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2. Shares of Beneficial Interest (continued)

	Franklin LibertyQ U.S. Small Cap Equity ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	150,000	$5,610,619	100,000	$2,973,184
Shares redeemed	(100,000)	(3,830,965)	(350,000)	(9,258,952)

Net increase (decrease)	50,000	$1,779,654	(250,000)	$(6,285,768)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC (Distributors)	Principal underwriter

a. Management Fees

The Funds pay a unified management fee to Advisers whereby Advisers has agreed to reimburse the Funds’ acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Funds, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Funds’ Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. The fees are based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate
Franklin LibertyQ Emerging Markets ETF	0.45%
Franklin LibertyQ Global Dividend ETF	0.45%
Franklin LibertyQ Global Equity ETF	0.35%
Franklin LibertyQ International Equity Hedged ETF	0.40%
Franklin LibertyQ U.S. Equity ETF	0.15%
Franklin LibertyQ U.S. Mid Cap Equity ETF	0.30%
Franklin LibertyQ U.S. Small Cap Equity ETF	0.35%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Funds

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3. Transactions with Affiliates (continued)

c. Investments in Affiliated Management Investment Companies (continued)

do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2022, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income
Franklin LibertyQ U.S. Mid Cap Equity ETF								Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$6,075	$6,204,978	$(6,200,203)	$—	$—	$10,850	10,850	$11

Franklin LibertyQ U.S. Small Cap Equity ETF								Income from securities loaned
Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$206,840	$9,529,348	$(9,622,690)	$—	$—	$113,498	113,498	$—

d. Other Affiliated Transactions

At March 31, 2022, the shares of Franklin LibertyQ U.S. Equity ETF were owned by the following entities:

	Shares	Percentage of Outstanding Shares[a]

Franklin LibertyQ U.S. Equity ETF
Franklin Moderate Allocation Fund	1,291,717	6.0%
Franklin Growth Allocation Fund	1,604,251	7.4%
Franklin 529 Portfolios	6,897,827	32.0%

	9,793,795	45.4%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2022, the capital loss carryforwards were as follows:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Capital loss carryforwards not subject to expiration:
Short term	$16,928,227	$99,040	$44,445	$26,833
Long term	12,605,720	417,975	—	268,225

Total capital loss carryforwards	$29,533,947	$517,015	$44,445	$295,058

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4. Income Taxes (continued)

	Franklin LibertyQ U.S Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Capital loss carryforwards not subject to expiration:
Short term	$40,847,511	$384,287	$605,954
Long term	12,219,026	315,556	956,591

Total capital loss carryforwards	$53,066,537	$699,843	$1,562,545

The tax character of distributions paid during the years ended March 31, 2022 and 2021, were as follows:

	Franklin LibertyQ Emerging Markets ETF

	2022	2021
Distributions paid from ordinary income	$972,933	$652,807

	Franklin LibertyQ Global Dividend ETF

	2022	2021
Distributions paid from ordinary income	$803,985	$716,542

	Franklin LibertyQ Global Equity ETF

	2022	2021
Distributions paid from ordinary income	$401,042	$359,864

	Franklin LibertyQ International Equity Hedged ETF

	2022	2021
Distributions paid from:
Ordinary income	$478,088	$583,704
Long-term Capital Gain	$—	$229,869

	$478,088	$813,573

	Franklin LibertyQ U.S. Equity ETF

	2022	2021
Distributions paid from ordinary income	$21,142,944	$29,458,618

	Franklin LibertyQ U.S. Mid Cap Equity ETF

	2022	2021
Distributions paid from ordinary income	$586,728	$316,682

	Franklin LibertyQ U.S. Small Cap Equity ETF

	2022	2021
Distributions paid from ordinary income	$184,173	$167,502

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4. Income Taxes (continued)

At March 31, 2022, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Cost of investments	$16,679,650	$26,217,992	$12,981,031	$15,251,950

Unrealized appreciation	$3,623,703	$5,328,563	$3,694,990	$2,479,551
Unrealized depreciation	(3,370,864)	(945,040)	(753,144)	(690,161)

Net unrealized appreciation (depreciation)	$252,839	$4,383,523	$2,941,846	$1,789,390

Distributable earnings – undistributed ordinary income	$106,439	$281,424	$129,549	$573,411

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Cost of investments	$874,846,596	$55,355,794	$15,200,577

Unrealized appreciation	$104,460,225	$9,036,054	$2,396,211
Unrealized depreciation	(14,110,507)	(1,626,666)	(1,237,328)

Net unrealized appreciation (depreciation)	$90,349,718	$7,409,388	$1,158,883

Distributable earnings – undistributed ordinary income	$1,627,817	$60,789	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2022, were as follows:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Purchases	$7,968,741	$8,047,803	$3,840,458	$5,898,254
Sales	$11,513,842	$8,004,503	$3,857,425	$4,909,478

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Equity ETF
Purchases	$768,441,316	$11,468,226	$4,985,156
Sales	$768,655,008	$11,370,983	$4,912,461

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5. Investment Transactions (continued)

In-kind transactions associated with creation and redemptions for the year ended March 31, 2022, were as follows:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Cost of Securities Received	$—	$3,067,064	$—	$2,722,375
Value of Securities Delivered[a]	$2,348,427	$1,711,227	$—	$—

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Cost of Securities Received	$308,708,189	$35,620,648	$5,602,158
Value of Securities Delivered[a]	$835,522,079	$13,413,335	$3,852,188

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

At March 31, 2022, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Securities lending transactions[a]:
Equity investments[b]	$10,850	$113,498

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Funds have exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Funds could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Funds may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively

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6. Concentration of Risk (continued)

affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Funds, even beyond any direct exposure the Funds may have to Russian issuers or issuers in other countries affected by the invasion.

Beginning on February 28, 2022, the Moscow Exchange, where Russian equity securities are traded, closed for an extended holiday. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Equity ETF and Franklin LibertyQ Global Dividend ETF had little or no value at March 31, 2022.

7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

8. Other Derivative Information

At March 31, 2022, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin LibertyQ Emerging Markets ETF

Equity contracts	Variation margin on futures contracts	$2,836	[a]	Variation margin on futures contracts	$—

Franklin LibertyQ Global Dividend ETF

Equity contracts	Variation margin on futures contracts	$10,033	[a]	Variation margin on futures contracts	$—

Franklin LibertyQ Global Equity ETF

Equity contracts	Variation margin on futures contracts	$414	[a]	Variation margin on futures contracts	$—

Franklin LibertyQ International Equity Hedged ETF

Equity contracts	Variation margin on futures contracts	$7,068	[a]	Variation margin on futures contracts	$—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	345,052		Unrealized depreciation on OTC forward exchange contracts	92,659

		$352,120			$92,659

Franklin LibertyQ U.S. Equity ETF

Equity contracts	Variation margin on futures contracts	$70,591	[a]	Variation margin on futures contracts	$—

Totals		$435,994			$92,659

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2022, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin LibertyQ Emerging Markets ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contract	Futures contracts	$(22,512)	Futures contracts	$2,663

Franklin LibertyQ Global Dividend ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contract	Futures contracts	$1,698	Futures contracts	$10,716

Franklin LibertyQ Global Equity ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contract	Futures contracts	$1,457	Futures contracts	$755

Franklin LibertyQ International Equity Hedged ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contract	Futures contracts	$(11,657)	Futures contracts	$7,068

Foreign exchange contracts	Forward exchange contract	1,052,440	Forward exchange contract	(85,308)

Totals		$1,040,783		$(78,240)

Franklin LibertyQ U.S. Equity ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contract	Futures contracts	$118,014	Futures contracts	$55,081

For the year ended March 31, 2022, the average month end notional amount of futures contracts and average month end contract value for forward exchange contracts were as follows:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Futures contracts	$111,829	$105,452	$36,939	$113,392
Forward exchange contracts	$—	$—	$—	$48,558,284

	Franklin LibertyQ U.S. Equity ETF
Futures contracts	$1,493,634
Forward exchange contracts	$—

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8. Other Derivative Information (continued)

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

At March 31, 2022, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Franklin LibertyQ International Equity Hedged ETF
Foreign exchange contracts	$345,052	$92,659

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At March 31, 2022, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Franklin LibertyQ International Equity Hedged ETF
Counterparty
BOFA	$294,157	$(9,298)	$—	$—	$284,859
DBAB	2,124	(2,124)	—	—	—
HSBK	20,254	(25)	—	—	20,229
MSCO	8,185	(98)	—	—	8,087
UBS AG	20,332	(15)	—	—	20,317

Total	$345,052	$(11,560)	$—	$—	$333,492

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At March 31, 2022, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Franklin LibertyQ International Equity Hedged ETF
Counterparty
BOFA	$9,298	$(9,298)	$—	$—	$—
DBAB	83,223	(2,124)	—	—	81,099
HSBK	25	(25)	—	—	—

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Franklin LibertyQ International Equity Hedged ETF (continued)
Counterparty (continued)
MSCO	$98	$(98)	$—	$—	$—
UBS AG	15	(15)	—	—	—

Total	$92,659	$(11,560)	$—	$—	$81,099

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2022, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin LibertyQ Emerging Markets ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$16,932,489	$—	$—	[c]	$16,932,489

Other Financial Instruments:
Futures Contracts	$2,836	$—	$—		$2,836

Franklin LibertyQ Global Dividend ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$30,601,515	$—	$—	[c]	$30,601,515

Other Financial Instruments:
Futures Contracts	$10,033	$—	$—		$10,033

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FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin LibertyQ Global Equity ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$15,922,877	$—	$—	[c]	$15,922,877

Other Financial Instruments:
Futures Contracts	$414	$—	$—		$414

Franklin LibertyQ International Equity Hedged ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$17,041,340	$—	$—		$17,041,340
Other Financial Instruments:
Forward Exchange Contracts	—	345,052	—		345,052
Futures Contracts	7,068	—	—		7,068

Total Other Financial Instruments	$7,068	$345,052	$—		$352,120

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$92,659	$—		$92,659

Franklin LibertyQ U.S. Equity ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$965,196,314	$—	$—		$965,196,314

Other Financial Instruments:
Futures Contracts	$70,591	$—	$—		$70,591

Franklin LibertyQ U.S. Mid Cap Equity ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$62,754,332	$—	$—		$62,754,332
Short-Term Investments	10,850	—	—		10,850

Total Investments in Securities	$62,765,182	$—	$—		$62,765,182

Franklin LibertyQ U.S. Small Cap Equity ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$16,245,962	$—	$—		$16,245,962
Short-Term Investments	113,498	—	—		113,498

Total Investments in Securities	$16,359,460	$—	$—		$16,359,460

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at March 31, 2022.

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At March 31, 2022, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer into Level 3	Transfer Out of Level 3	Net Accretion (Amortization)	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin LibertyQ Emerging Markets ETF

Assets:
Investments in Securities:
Equity Investments:	$—	$428,575	$(857,418)	$2,435,812	$—	$—	$152,975	$(2,159,944)	$—	$(2,159,944)

Franklin LibertyQ Global Equity ETF

Assets:
Investments in Securities:
Equity Investments:	$—	$34,620	$(32,066)	$214,999	$—	$—	$(3,427)	$(214,126)	$—	$(214,126)

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
GDR	Global Depositary Receipt
IDR	International Depository Receipt
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

Counterparty
BOFA	Bank of America Corp.
DBAB	Deutsche Bank AG
HSBK	HSBC Bank PLC
IDR	International Depository Receipt
MSCO	Morgan Stanley
UBSW	UBS AG

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FRANKLIN TEMPLETON ETF TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF, Franklin LibertyQ Global Equity ETF, Franklin LibertyQ International Equity Hedged ETF, Franklin LibertyQ U.S. Equity ETF, Franklin LibertyQ U.S. Mid Cap Equity ETF and Franklin LibertyQ U.S. Small Cap Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin LibertyQ Emerging Markets ETF, Franklin LibertyQ Global Dividend ETF, Franklin LibertyQ Global Equity ETF, Franklin LibertyQ International Equity Hedged ETF, Franklin LibertyQ U.S. Equity ETF, Franklin LibertyQ U.S. Mid Cap Equity ETF and Franklin LibertyQ U.S. Small Cap Equity ETF (seven of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2022:

	Pursuant to:	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$174,238	$—
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$816,009	$803,985	$401,042	$478,088

	Pursuant to:	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$20,021,595	$586,728	$184,173
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$20,593,692	$586,728	$184,173

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2022:

	Franklin LibertyQ Emerging Markets ETF	Franklin LibertyQ Global Dividend ETF	Franklin LibertyQ Global Equity ETF	Franklin LibertyQ International Equity Hedged ETF
Foreign Taxes Paid	$198,578	$51,491	$—	$35,394
Foreign Source Income	$1,109,307	$756,418	$—	$635,381

	Franklin LibertyQ U.S. Equity ETF	Franklin LibertyQ U.S. Mid Cap Equity ETF	Franklin LibertyQ U.S. Small Cap Equity ETF
Foreign Taxes Paid	$—	$—	$—
Foreign Source Income	$—	$—	$—

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FRANKLIN TEMPLETON ETF TRUST

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	61	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	61	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	61	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director – Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since September 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

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FRANKLIN TEMPLETON ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat as its audit committee financial expert. The Board believes that Mr. Bhagat qualifies as such an expert in view of his extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2016. As a result of such background and experience, the Board believes that Mr. Bhagat has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on the Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services
Franklin Advisory Services, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2022 Franklin Templeton Investments. All rights reserved.		ETF A 06/22

ANNUAL REPORT

FRANKLIN TEMPLETON

ETF TRUST

March 31, 2022

Franklin Disruptive Commerce ETF
Franklin Exponential Data ETF
Franklin Genomic Advancements ETF
Franklin Intelligent Machines ETF
Franklin Dynamic Municipal Bond ETF Formerly, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF
Franklin Liberty Federal Tax-Free Bond ETF
Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF
Franklin Liberty Investment Grade Corporate ETF
Franklin Liberty Senior Loan ETF
Franklin Liberty Systematic Style Premia ETF
Franklin Liberty U.S. Core Bond ETF
Franklin Liberty U.S. Low Volatility ETF
Franklin Liberty U.S. Treasury Bond ETF
Franklin Liberty Ultra Short Bond ETF

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Disruptive Commerce ETF

This annual report for Franklin Disruptive Commerce ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of disruptive commerce. These companies include those that are focused on, or that the investment manager believes will benefit from, electronic commerce, auctions, the sharing economy, electronic payment capabilities, drop shipping, direct marketing, significant decreases in transport and delivery costs and other activities or developments, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -36.61% based on market price and -36.59% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 4.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to

Portfolio Composition

3/31/22

% of Total Net Assets
Internet & Direct Marketing Retail	22.5%
IT Services	17.6%
Software	10.6%
Hotels, Restaurants & Leisure	6.8%
Interactive Media & Services	6.6%
Trading Companies & Distributors	5.5%
Food & Staples Retailing	4.9%
Specialty Retail	4.6%
Entertainment	4.2%
Equity Real Estate Investment Trusts (REITs)	3.4%
Commercial Services & Supplies	2.1%
Other	8.8%
Short-Term Investments & Other Net Assets	2.4%

increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 100.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Internet & Direct Marketing Retail	11.7%
Shopify Inc., A IT Services	4.9%
Adyen NV, ADR IT Services	4.4%
ZoomInfo Technologies Inc., A Interactive Media & Services	4.1%
Costco Wholesale Corp. Food & Staples Retailing	3.8%
Airbnb Inc. Hotels, Restaurants & Leisure	3.6%
Prologis Inc. Equity Real Estate Investment Trusts (REITs)	3.4%
Mastercard Inc., A IT Services	3.1%
Fastenal Co. Trading Companies & Distributors	2.8%
Sea Ltd., ADR Entertainment	2.7%

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation or that are enabling the further development of the disruptive commerce themes in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in commerce relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in commerce. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to concentrate our investments in consumer discretionary-related industries.

Manager’s Discussion

During the reporting period the information technology (IT), consumer discretionary and communication services sectors detracted from absolute performance. In IT, a host of internet commerce-enabling and payment platform companies were among the notable detractors, including Shopify, Block and Adyen. In consumer discretionary, detractors included online game platform and metaverse-based game creator ROBLOX, unique and creative goods global marketplace Etsy and online used car retailer Carvana. In communication services, Singapore-based consumer internet entertainment company Sea, media streaming service Netflix (not held at period-end) and online dating services company Match Group Holdings hurt results.

Turning to contributors, the consumer staples and materials sectors contributed to absolute performance. In consumer staples, contributors included discount retailers Costco Wholesale and Walmart. In materials, Packaging Corp. of America helped performance. Elsewhere, cybersecurity provider Crowdstrike Holdings and business intelligence data provider Zoominfo Technologies also aided results.

Thank you for your participation in Franklin Disruptive Commerce ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-36.59%	-36.61%	-36.59%	-36.61%
Since Inception (2/25/20)	+24.82%	+24.94%	+11.16%	+11.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 6 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 6 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.295433	$0.022502	$0.317935

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in consumer discretionary related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within consumer discretionary related industries could be affected by, among other things, overall economic conditions, interest rates, disposable income, fluctuating consumer confidence and consumer demand. Many of these companies compete aggressively on price, potentially affecting their long run profitability. Companies within consumer discretionary related industries may have extensive online operations, which could make these companies particularly vulnerable to cyber security risk. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$631.70	$2.03	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	7

Franklin Exponential Data ETF

This annual report for Franklin Exponential Data ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of exponential data. These companies include those that are focused on, or that the investment manager believes will benefit from, the use of large data sets and/or growth of data, including systems, services, hardware, software and other digital and physical infrastructure related to data products or services, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.40% based on market price and net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a

Portfolio Composition

3/31/22

% of Total Net Assets
Software	46.2
IT Services	21.7
Interactive Media & Services	10.7
Equity Real Estate Investment Trusts (REITs)	7.6
Capital Markets	5.9
Communications Equipment	2.1
Wireless Telecommunication Services	2.0
Other	4.4
Short-Term Investments & Other Net Assets	(0.6)

bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 104.

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FRANKLIN EXPONENTIAL DATA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Alphabet Inc., A Interactive Media & Services	6.8%
Datadog Inc., A Software	5.8%
Microsoft Corp. Software	5.0%
MongoDB Inc. IT Services	4.9%
Fortinet Inc. Software	4.5%
Cloudflare Inc., A IT Services	4.3%
Zscaler Inc. Software	4.2%
Snowflake Inc., A IT Services	4.0%
ZoomInfo Technologies Inc., A Interactive Media & Services	3.8%
Palo Alto Networks Inc. Software	3.8%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on innovations in or that are enabling the further development of the exponential data theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from innovations in data products or services or the commercialization of data relative to the broad equities market, and we seek to identify the primary beneficiaries of new trends or developments in exponential data. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to concentrate our investments in information technology-related industries.

Manager’s Discussion

During the reporting period, the real estate sector contributed to absolute results. Within the sector, contributors included data center and communications infrastructure REITs SBA Communications, Equinix and Crown Castle International. Elsewhere, cybersecurity companies Fortinet and Palo Alto Networks also helped results.

Turning to detractors, the communication services, health care and information technology (IT) sectors hurt absolute performance. In communication services, detractors included social media company Pinterest (not held at period-end), digital entertainment company Roku (not held at period-end) and social media company Twitter (not held at period-end). In health care, chemical simulation software company Schrodinger (not held at period-end) and biosimulation software provider Certara hurt returns. In IT, detractors included online telecommunications company Twilio, software development platform provider Gitlab and collaboration and workflow tool provider Monday.com.

Thank you for your participation in Franklin Exponential Data ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	9

FRANKLIN EXPONENTIAL DATA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (1/14/21), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-2.40%	-2.40%	-2.40%	-2.40%
Since Inception (1/12/21)	-8.88%	-8.76%	-7.38%	-7.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/12/21–3/31/22

See page 12 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in information technology related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a Fund that invests in a wider variety of industries. Companies operating within information technology related industries may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. These companies typically face intense competition and potentially rapid product obsolescence. They may also have limited product lines, markets, financial resources or personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Technology companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of technology companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on these companies. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN EXPONENTIAL DATA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$838.70	$2.29	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	13

Franklin Genomic Advancements ETF

This annual report for Franklin Genomic Advancements ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of genomic advancements. These companies include those that are focused on, that the investment manager believes will benefit from, extending and enhancing the quality of human and animal life through technological or scientific advancements in such areas as genetic engineering, gene therapy, genome analysis and other uses, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -14.64% based on market price and -14.26% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions.

Portfolio Composition

3/31/22

% of Total Net Assets
Life Sciences Tools & Services	55.7%
Biotechnology	16.7%
Pharmaceuticals	12.5%
Health Care Equipment & Supplies	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Equity Real Estate Investment Trusts (REITs)	2.5%
Other	3.5%
Short-Term Investments & Other Net Assets	3.1%

Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 107.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Thermo Fisher Scientific Inc. Life Sciences Tools & Services	6.3%
Repligen Corp. Life Sciences Tools & Services	5.7%
Danaher Corp. Life Sciences Tools & Services	4.1%
AstraZeneca PLC, ADR Pharmaceuticals	4.0%
Intellia Therapeutics Inc. Biotechnology	4.0%
Catalent Inc. Pharmaceuticals	4.0%
Bruker Corp. Life Sciences Tools & Services	3.6%
Agilent Technologies Inc. Life Sciences Tools & Services	3.5%
Lonza Group AG Life Sciences Tools & Services	3.3%
Avantor Inc. Life Sciences Tools & Services	3.3%

March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation or are enabling the further development of the genomic advancements theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from advancements in genomics relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in genomics. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets.

Although we search for investments across a large number of sectors, we expect to concentrate our investments in health care-related industries.

Manager’s Discussion

During the reporting period, the health care sector, which makes up a vast majority of the Fund’s portfolio, detracted from absolute performance. Within the sector, detractors included Natera (not held at period-end), a diagnostic company that develops and commercializes molecular testing services, Sartorius, a pharmaceutical and laboratory equipment supplier, and Guardant Health (not held at period-end), a cancer screening company. Repligen, which develops materials used in the manufacture of biological drugs, and Pacific Biosciences of California (not held at period-end), a gene sequencing equipment developer, also hurt results.

Turning to contributors, the information technology sector helped absolute returns due to the contribution of chipmaker NVIDIA. Elsewhere, contributors included therapeutics and vaccine developer Moderna, immunotherapy developer BioNTech and pharmaceuticals and biotechnology manufacturer Lonza Group.

Thank you for your participation in Franklin Genomic Advancements ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	15

FRANKLIN GENOMIC ADVANCEMENTS ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-14.26%	-14.64%	-14.26%	-14.64%
Since Inception (2/25/20)	+48.55%	+48.22%	+20.78%	+20.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 18 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.118083

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in health care related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within health care related industries face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. The field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN GENOMIC ADVANCEMENTS ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$709.60	$2.13	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	19

Franklin Intelligent Machines ETF

This annual report for Franklin Intelligent Machines ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of intelligent machines. These companies include those that are focused on, or that the investment manager believes will benefit from, the ongoing technology-driven transformation of products, software, systems and machinery as well as product design, manufacture, logistics, distribution and maintenance, including through developments in artificial intelligence, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +6.80% based on market price and +7.27% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets

Portfolio Composition

3/31/22

% of Total Net Assets
Semiconductors & Semiconductor Equipment	32.5%
Software	16.4%
Health Care Equipment & Supplies	13.3%
Electronic Equipment, Instruments & Components	9.7%
Automobiles	9.1%
Technology Hardware, Storage & Peripherals	6.4%
Aerospace & Defense	2.6%
Other	7.5%
Short-Term Investments & Other Net Assets	2.5%

contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 110.

20	Annual Report	franklintempleton.com

FRANKLIN INTELLIGENT MACHINES ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Tesla Inc. Automobiles	8.8%
NVIDIA Corp. Semiconductors & Semiconductor Equipment	6.9%
Apple Inc. Technology Hardware, Storage & Peripherals	6.4%
Intuitive Surgical Inc. Health Care Equipment & Supplies	5.7%
ASML Holding NV Semiconductors & Semiconductor Equipment	3.8%
Synopsys Inc. Software	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR Semiconductors & Semiconductor Equipment	3.0%
DexCom Inc. Health Care Equipment & Supplies	2.9%
The Descartes Systems Group Inc. Software	2.9%
Axon Enterprise Inc. Aerospace & Defense	2.6%

March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation in or are enabling the further development of the intelligent machines theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in intelligent products, design, manufacturing and/or predictive maintenance relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in physical applications of these innovations. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to have significant investments in particular sectors, including technology.

Manager’s Discussion

During the reporting period, sectors that contributed to the Fund’s absolute performance included information technology (IT), health care and consumer discretionary. In IT, contributors included semiconductor manufacturer NVIDIA, consumer technology firm Apple and semiconductor-design software company Synopsys. In health care, contributors included Intuitive Surgical, a robotic surgical tools manufacturer, DexCom, a blood sugar monitoring device company, and Inspire Medical Systems, a developer of implantable neurostimulation systems to treat obstructive sleep apnea. In consumer discretionary, electric vehicle maker Tesla helped returns.

Turning to detractors, the industrials and materials sectors detracted from absolute performance. In industrials, detractors included custom manufacturer Proto Labs (not held at period-end), autonomous freight network company Tusimple Holdings (not held at period-end) and unmanned aerial vehicle company Aerovironment (not held at period-end). In materials, chemicals company SK IE Technology (not held at period-end) hurt results. Elsewhere, electric vehicle maker and auto technology company Rivian Automotive (not held at period-end) also hurt performance.

Thank you for your participation in Franklin Intelligent Machines ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	21

FRANKLIN INTELLIGENT MACHINES ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+7.27%	+6.80%	+7.27%	+6.80%
Since Inception (2/25/20)	+85.55%	+84.87%	+34.30%	+34.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 24 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.031956	$0.062060	$0.094016

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. The Fund has significant exposure to the technology sector. Companies operating within the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTELLIGENT MACHINES ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$957.10	$2.44	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	25

Franklin Dynamic Municipal Bond ETF

Formerly, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF

This annual report for Franklin Dynamic Municipal Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income that is exempt from federal income taxes, including the federal alternative minimum tax, by normally investing at least 80% of its net assets in municipal securities that pay interest free from such taxes.1 The Fund seeks to maintain a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years, and may invest in municipal securities in any rating category by U.S. nationally recognized rating services (or comparable unrated or short-term rated securities), including securities rated below investment grade and securities of issuers that are, or are about to be, involved in reorganizations, financial restructuring, or bankruptcy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.66% based on market price and -3.70% based on net asset value (NAV). In comparison, the Bloomberg 1-15 Year Municipal Bond Index, which is a subset of the Bloomberg Municipal Bond Index, posted a -4.21% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

3/31/22

% of Total Investments
Special Tax	24.55%
Industrial Development Revenue and Pollution Control	16.98%
Health Care	11.20%
Education	7.51%
Local	7.24%
Transportation	6.69%
Cash	5.41%
Utilities	5.21%
Lease	4.92%
Housing	4.32%
State	3.26%
Other	2.15%
Refunded	0.57%

Municipal Bond Market Overview

During the 12 months ending March 31, 2022, COVID-19 variants continued to be a significant driver of market forces. With each successive wave of infections, health authorities resisted returning to high levels of social distancing restrictions, allowing economic activity to improve. U.S. consumer inflation emerged as a large concern as pent-up demand for goods was met with stretched global supply chains. U.S. Treasury (UST) yields rose across the maturity curve as the U.S. Federal Reserve began removing accommodative monetary policies enacted to combat the COVID-19 induced economic slowdown.

Strong demand for municipal bonds (munis) drove valuations higher with the ratio of 30-year munis versus UST yields reaching an all-time best in June 2021. As market volatility increased, fund flows turned negative and muni performance suffered. We believe high levels of inflation in the U.S. will have a mixed impact on muni fundamentals. While higher prices should lead to more revenue from sales taxes, wages

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 113.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

are typically an issuer’s largest operating expense, which could force some issuers to give employees raises to keep pace with increasing costs of living.

For the 12-month period, U.S. fixed income sectors underperformed relative to equities, as measured by the Standard & Poor’s 500 Index, which posted a +15.65% total return for the period.2 In comparison, investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a -4.47% total return.2 USTs, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return, and investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.2

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically use a buy-and-hold strategy. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal. When selecting securities for the Fund’s portfolio, the investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the reporting period, the portfolio management team invested across the entire quality spectrum, including below investment-grade bonds, to achieve our objective of maximizing income for our investors. As credit spreads fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Dynamic Municipal Bond ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	27

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-3.70%	-3.66%	-3.70%	-3.66%
3-Year	+6.50%	+6.62%	+2.12%	+2.16%
Since Inception (8/31/17)	+10.10%	+10.14%	+2.12%	+2.13%

Distribution Rate[5]	30-Day Standardized Yield[6]		Taxable Equivalent 30-Day Standardized Yield[7]
	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
2.16%	2.47%	2.08%	4.17%	3.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17–3/31/22

See page 30 for Performance Summary footnotes.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.558100

Total Annual Operating Expenses9

With Waiver	Without Waiver
0.30%	1.01%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest in lower-rated bonds which include higher risk of default and loss of principal. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The Fund has a fee waiver and/or expense reimbursement contractually guaranteed through 7/31/22. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Taxable equivalent yield assumes the 2022 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. Source: Morningstar. Bloomberg 1-15 Year Municipal Bond Index is a subset of the Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade municipal bonds with maturities of one year or more.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$939.70	$1.45	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	31

Franklin Liberty Federal Tax-Free Bond ETF

This annual report for Franklin Liberty Federal Tax-Free Bond ETF covers the fiscal year ended March 31, 2022. Effective May 3, 2022, the Fund was renamed the Franklin Municipal Green Bond ETF, and under normal market conditions, the Fund will invest at least 80% of its net assets in municipal green bonds that promote environmental sustainability.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income that is exempt from federal income taxes, including the federal alternative minimum tax, by normally investing at least 80% of its net assets in municipal securities that pay interest free from such taxes.1 The Fund seeks to maintain a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five to 15 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.44% based on market price and net asset value (NAV). In comparison, the Bloomberg Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade bonds with maturities of one year or more, posted a -4.47% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 34.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

3/31/22

% of Total Investments
Utilities	17.90%
Lease	13.52%
Special Tax	11.63%
Transportation	11.50%
Industrial Development Revenue and Pollution Control	9.86%
Health Care	8.45%
Education	8.26%
Local	7.32%
Housing	6.96%
Other	1.94%
State	1.57%
Cash	0.57%
Refunded	0.53%

Municipal Bond Market Overview

During the 12 months ending March 31, 2022, COVID-19 variants continued to be a significant driver of market forces. With each successive wave of infections, health authorities resisted returning to high levels of social distancing restrictions, allowing economic activity to improve. U.S. consumer inflation emerged as a large concern as pent-up demand for goods was met with stretched global supply chains. U.S. Treasury (UST) yields rose across the maturity curve as the

U.S. Federal Reserve began removing accommodative monetary policies enacted to combat the COVID-19 induced economic slowdown.

Strong demand for municipal bonds (munis) drove valuations higher with the ratio of 30-year munis versus UST yields reaching an all-time best in June 2021. As market volatility increased, fund flows turned negative and muni performance suffered. We believe high levels of inflation in the U.S. will have a mixed impact on muni fundamentals. While higher prices should lead to more revenue from sales taxes, wages

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 126.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

are typically an issuer’s largest operating expense, which could force some issuers to give employees raises to keep pace with increasing costs of living.

For the 12-month period, U.S. fixed income sectors underperformed relative to equities, as measured by the Standard & Poor’s 500 Index, which posted a +15.65% total return for the period.2 In comparison, investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a -4.47% total return.2 USTs, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return, and investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.2

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically use a buy-and-hold strategy. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the reporting period, the portfolio management team invested across the investment-grade quality spectrum to achieve our objective of maximizing income for our investors. As credit spreads within investment grade fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Liberty Federal Tax-Free Bond ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	33

FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-5.44%	-5.44%	-5.44%	-5.44%
3-Year	+5.33%	+5.32%	+1.74%	+1.74%
Since Inception (8/31/17)	+10.42%	+10.45%	+2.19%	+2.19%

	30-Day Standardized Yield[6]		Taxable Equivalent 30-Day Standardized Yield[7]
Distribution Rate[5]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
1.82%	2.11%	1.75%	3.56%	2.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 36 for Performance Summary footnotes.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17–3/31/22

See page 36 for Performance Summary footnotes.

franklintempleton.com	Annual Report	35

FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.436859

Total Annual Operating Expenses9

With Waiver	Without Waiver
0.30%	0.78%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The Fund has a fee waiver and/or expense reimbursement contractually guaranteed through 7/31/22. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Taxable equivalent yield assumes the 2022 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. Source: Morningstar. The Bloomberg Municipal Bond Index is a market value-weighted index of tax-exempt, investment-grade municipal bond with maturities of one year or more.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$932.30	$1.45	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty High Yield Corporate ETF

This annual report for Franklin Liberty High Yield Corporate ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund’s principal goal. The Fund normally invests at least 80% of its net assets in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities, including bonds, notes, debentures, convertible securities, bank loans and corporate loans, and senior and subordinated debt securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -1.27% based on market price and -0.69% based on net asset value (NAV). In comparison, the ICE BofA U.S. High Yield Constrained Index, which tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market, posted a -0.30% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 41.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting

Portfolio Composition

3/31/22

% of Total Net Assets
Corporate Bonds & Notes	94.4%
Senior Floating Rate Interests	2.3%
Short-Term Investments & Other Net Assets	3.3%

investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 133.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Energy	20.8%
Materials	12.7%
Media & Entertainment	11.4%
Commercial & Professional Services	6.8%
Consumer Services	5.7%
Diversified Financials	5.3%
Utilities	4.5%
Pharmaceuticals, Biotechnology & Life Sciences	4.4%
Capital Goods	4.1%
Health Care Equipment & Services	3.6%

Investment Strategy

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody’s or Standard & Poor’s (or deemed comparable by the Fund’s investment manager). The Fund may invest in fixed or floating rate corporate loans and corporate debt securities, including covenant life loans. The Fund may also invest in defaulted debt securities. The Fund may invest in debt securities of any maturity or duration.

The Fund may invest in debt securities of U.S. and foreign issuers, including those in developing or emerging markets. The Fund may enter into certain derivative transactions, principally currency and cross currency forwards; and swap agreements, including interest rate and credit default swaps (including credit default index swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities but consider sectors when choosing investments. In selecting securities, we do not rely principally on the ratings assigned by rating agencies, but perform our own independent investment analysis to evaluate the creditworthiness of the issuer. We consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the investment manager has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment goals.

Manager’s Discussion

While “reflation,” meaning a return to growth, was the key driver for markets in the first quarter of 2021, “inflation” and commensurate risks of higher commodity prices took center stage over the summer and into the fall. For the high-yield (HY) market in particular, in the period leading up to the end of 2021, the sector enjoyed a favorable environment for leveraged credit. For most of last year, investor’s reach for yield remained strong and market participants focused on the positives. U.S. HY spreads ended 2021 close to the lows of the year despite a scare in the closing weeks from the Omicron variant and the U.S. Federal Reserve’s (Fed’s) hawkish pivot.

Since then, a broader risk-off tone has set in as markets have priced in more Fed tightening and the Russia-Ukraine conflict sends shock waves through the existing world order, prompting U.S. HY spreads to steadily widen to levels last seen toward the end of 2020. However, HY credit

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Federal Farm Credit Discount Notes, 4/01/22	3.0%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/2026 Airlines	1.4%
Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26 Pharmaceuticals, Biotechnology & Life Sciences	1.2%
CSC Holdings LLC, senior note, 144A, 7.50%, 4/01/2028 Media & Entertainment	1.2%
Martin Midstream Partners LP, senior note, second lien, 144A, 11.50%, 2/28/25 Energry	1.2%
EnLink Midstream Partners LP, senior note, 4.15%, 6/01/25 Energry	1.1%
TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26 Capital Goods	1.0%
Cheniere Energy Inc., senior secured, 144A, 4.625%, 10/15/28 Energy	1.0%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A, senior bond, 144A, 4.50%, 8/15/2030 Media & Entertainment	1.0%
Carnival Corp., senior note, 144A, senior note, 144A, 5.75%, 3/01/2027 Consumer Services	0.9%

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

fundamentals are entering this turbulent period in solid shape, in our view, given the default rate has been hovering near historic lows, and wide-open capital markets the past two years have allowed many issuers to build up liquidity buffers and push out maturities.

Although input cost inflation pressures and shortages could present some headwinds to the fundamental picture, we believe the majority of HY sectors are still not likely to be negatively impacted to a significant degree. The potential impacts to HY corporate bonds from the Russia-Ukraine conflict are harder to quantify, however. As sanctions are levied, the impact to HY bonds would largely depend on the type of sanctions imposed, any unintended consequences, and the resulting response from Russia.

Based on benchmark index data, HY spreads generally widened during the 12-month period under review. Most segments of the HY market posted negative absolute returns for the performance period under review. CCC rated bonds returned 0.8%, compared to returns of 0.1% and -1.0% for B and BB rated segments, respectively. From an industry standpoint, energy stood out as a key performer, followed by metals and minerals.

The Fund’s yield-curve positioning detracted from performance during the 12-month period under review. Conversely, the Fund’s ratings quality contributed to results.

The Fund’s industry allocation contributed to relative performance for the period, led by overweight positions in the energy industry and underweight positions in the media cable and wired segments. Conversely, overweighted positions in the chemicals, health care and utilities industries hindered results.

The Fund’s security selection was a headwind to performance, particularly in the gaming, automotive and technology segments. Conversely, selection in the energy, chemicals and health care industries contributed to results.

The Fund held mostly cash bonds during the period under review. The Fund had no exposure to derivatives at the end of the review period.

Thank you for your participation in Franklin Liberty High Yield Corporate ETF. We look forward to serving your future investment needs.

Glenn I. Voyles, CFA

Patricia O’Connor, CFA

Jonathan G. Belk, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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CFA® is a trademark owned by CFA Institute.

FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-0.69%	-1.27%	-0.69%	-1.27%
3-Year	+15.22%	+14.58%	+4.84%	+4.64%
Since Inception (5/30/18)	+23.37%	+23.06%	+5.63%	+5.56%

Distribution Rate[4]	30-Day Standardized Yield[5]
4.89%	5.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gain	Total
$1.184398	$0.074951	$1.259349

Total Annual Operating Expenses7

0.40%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The high-yield corporate debt securities and instruments in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated corporate debt securities and instruments involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$959.40	$1.95	$1,022.94	$2.02	0.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty International Aggregate Bond ETF

This annual report for Franklin Liberty International Aggregate Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return, consistent with prudent investing, consisting of a combination of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.30% based on market price and -3.35% based on net asset value (NAV). In comparison, the Fund’s benchmark, the Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD), which measures global investment-grade debt from 24 local currency markets, posted a -3.56% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 48.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global aggregate bond markets posted significantly negative returns over the 12-month review period. In April 2021, the U.S. Federal Reserve (Fed) Chair Jay Powell stated that the rollout of vaccinations, in tandem with unprecedented fiscal support, had improved economic activity and employment. U.S. economic data released in May 2021 were largely positive, although strong inflation data led to significant speculation as to whether the Fed might begin to reassess its policies. Even so, the central bank made no changes to its stimulus measures in its June 2021 meeting, while admitting that rising inflation had become a matter for concern. The

Geographic Composition

3/31/22

% of Total Net Assets
Europe	43.9%
Asia	30.5%
North America	10.4%
Supranationals	2.2%
Australia & New Zealand	2.1%
Middle East & Africa	1.1%
Latin America & Caribbean	0.1%
Short-Term Investments & Other Net Assets	9.7%

Fed also kept its policies unchanged in July 2021, stating that the U.S. economy had made progress toward reaching its goals of maximum employment and price stability. However, concerns remained about rising inflation, with data continuing to surprise on the upside. At its September 2021 meeting, the Fed indicated that it might begin tapering asset purchases earlier than previously expected, a decision that came after the Federal Open Market Committee revised U.S. growth and inflation projections upward for 2022. As strong economic data and concerns about high levels of inflation continued, the Fed announced in November 2021 that it would begin to taper its monetary support. Indeed, in December 2021, the Fed announced it would accelerate its tapering, doubling the monthly reduction rate of asset purchases from January 2022 onward.

Into the new year, the Fed moved decisively to dampen the threat from inflation by indicating its intention to raise interest rates at its meeting in March 2022. February was dominated by geopolitics, with President Putin’s decision to invade Ukraine leading to economic sanctions by Western countries on affiliates of the Russian government. U.S. inflation reached 7% during January, validating the Fed’s intention to implement multiple rates rises during 2022. In March the Fed raised interest rates and further strengthened its rhetoric on inflation, signaling potential multiple increases during 2022. Against this backdrop, benchmark U.S. Treasury yields followed a downward trajectory for the first half of the review period until rising in October 2021. U.S Treasury yields then dropped sharply at the end of November, amid worries about

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 141.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Portfolio Composition

3/31/22

% of Total Net Assets
Foreign Government and Agency Securities	81.6%
Corporate Bonds & Notes	5.8%
Short-Term Investments & Other Net Assets	12.6%

the economic impact of the Omicron variant. However, affected by the Fed’s hawkish language, benchmark U.S. Treasury yields rose significantly over the first quarter of 2022, in late March hitting levels last seen in May 2019.

In Europe, the European Central Bank (ECB) decided at the start of the period to keep its monetary policy unchanged, although figures showed that the region had fallen into a ‘double-dip’ recession. In May 2021, however, there were encouraging signs that the region was bouncing back. Fears that rising inflation could threaten an economic recovery were downplayed by ECB President Christine Lagarde, while several ECB policymakers emphasized that it was too soon to rein in the central bank’s expansionary monetary policies. Indeed, the central bank maintained its policies at its June 2021 meeting, notwithstanding further strong economic data. The ECB subsequently raised both its growth and inflation forecasts for 2021, although it stipulated that it expected the latter to remain below its target for the foreseeable future.

The central bank announced in July 2021 that it would shift its inflation target from ‘below but close to 2%’ to a definitive 2%. Economic data remained upbeat, with the eurozone economy moving out of recession in the second three months of the year. In September 2021, the ECB announced that it would begin moderating its emergency bond purchases over the fourth quarter. Nonetheless, concerns remained about high levels of inflation. Though the ECB kept interest rates unchanged at its October 2021 meeting, it announced that it would begin to taper its asset purchases. Rising energy prices and supply chain tensions helped push up annualized eurozone inflation in November 2021 to 5%, its highest reading on record. The ECB then committed to an increased pace of asset purchase tapering at its December 2021 meeting but stated that continued accommodation would be required to stabilize inflation at 2% over the medium term.

Figures released early in January 2022 showed that eurozone inflation had risen to a record high of 5% in December 2021, putting pressure on the ECB to reduce its monetary stimulus more quickly than planned. The February 2022 meeting of the central bank marked a hawkish shift in rhetoric, with Lagarde’s initial refusal to rule out interest-rate increases later in the year triggering a selloff in eurozone government bonds. In March 2022, the ECB announced a more aggressive schedule for asset purchase tapering and indicated a willingness to raise interest rates. In this environment, benchmark yields on German Bunds at first followed an erratic, albeit upward overall, path until they fell significantly in November 2021. They then rebounded in December, and indeed in January 2022 moved into positive territory for the first time since 2019, although falling back in February 2022 as the conflict in Ukraine escalated. Nevertheless, in March 2022, they rose sharply, reaching their highest reading since early 2018, to end the 12-month period up considerably.

Investment Strategy

The Fund invests predominantly in fixed and floating-rate bonds issued by governments, government agencies and governmental-related or corporate issuers located outside the U.S. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Fund’s assets are invested in issuers located in at least three countries (excluding the U.S.). The Fund may invest without limit in developing or emerging markets.

The Fund may invest in debt securities of any maturity or duration, and the average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic and political conditions.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

When choosing investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

We seek to hedge substantially all of the Fund’s foreign currency exposure using currency related derivatives, including currency and cross currency forwards and currency futures contracts. We expect to maintain extensive positions in

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a significant component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including interest rate/bond futures contracts and interest rate swap agreements. These derivative instruments may be used for hedging purposes. Derivatives that provide exposure to bonds may be used to satisfy the Fund’s 80% policy.

Manager’s Discussion

During the reporting period, the Fund’s security selection and sector allocation contributed to relative returns. In government bonds, overweight exposure to German Bunds and selection in Italian sovereign debt bolstered relative results. In the corporate space, selection in investment-grade industrial issues added relative value.

The Fund’s duration and yield-curve positioning further helped relative results, mostly due to duration stances on U.K., Polish, Japanese and eurozone bonds. However, duration positioning in Chinese bonds hindered relative performance.

The Fund’s currency positioning also added to relative performance, largely owing to an underweight allocation to the British pound, which depreciated against the U.S. dollar.

In contrast, the Fund’s local market allocation detracted slightly from relative returns, namely exposures to the Chinese, Polish, eurozone and U.K. markets. However, an overweight allocation to the outperforming U.S. market and underweight position in the underperforming Russian market helped relative performance.

In terms of derivatives use, currency forwards are used in the Fund to hedge foreign-currency-denominated holdings back into the portfolio’s base currency, the U.S. dollar. Therefore, the use of the forwards is generally risk-reducing, both on an absolute basis and relative to the benchmark. However, for the period under review, derivatives use added 475 basis points to the Fund’s relative performance, as the U.S. dollar rose against most other major currencies.

Thank you for your participation in Franklin Liberty International Aggregate Bond ETF. We look forward to serving your future investment needs.

John Beck

Sonal Desai, Ph.D.

David Zahn, CFA

Patrick Klein, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-3.35%	-3.30%	-3.35%	-3.30%
3-Year	+1.29%	+1.50%	+0.43%	+0.50%
Since Inception (5/30/18)	+1.30%	+1.62%	+0.34%	+0.42%

Distribution Rate[4]	30-Day Standardized Yield[5]
1.80%	0.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 50 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 50 for Performance Summary footnotes.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.424879	$0.128014	$0.000051	$0.552944

Total Annual Operating Expenses6

0.25%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates and a rise in interest rates may cause the Fund’s share price to decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks including counterparty risk, and as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the December 2021 dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD) measures global investment-grade debt from 24 local currency markets. This multicurrency benchmark is 100% hedged to the U.S. dollar and includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$961.90	$1.22	$1,023.68	$1.26	0.25%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Investment Grade Corporate ETF

This annual report for Franklin Liberty Investment Grade Corporate ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade corporate debt securities and investments.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.49% based on market price and -4.30% based on net asset value (NAV).1 In comparison, the Bloomberg U.S. Corporate Investment Grade Index, which measures the performance of the investment grade, fixed-rate, taxable corporate bond market, posted a -4.20% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 55.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

During the 12 months under review, COVID-19 and its variants remained a significant driver of the U.S. economy. The Delta variant of the disease spread throughout the summer months reaching portions of the country that had yet to see high infection rates despite increasing vaccination levels. Many health authorities moved to reintroduce some social distancing requirements stalling the return to economic activity. Just as this strain of the disease seemed to lessen, the more contagious, milder Omicron variant pushed case rates to all-time highs in January 2022. However, state and local governments resisted returning to lockdowns which, in turn, helped the economic recovery.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	24.6%
Electric Utilities	8.5%
Oil, Gas & Consumable Fuels	5.8%
Health Care Providers & Services	4.4%
Diversified Telecommunication Services	3.7%
Capital Markets	3.6%
Specialty Retail	2.8%
Hotels, Restaurants & Leisure	2.7%
Media	2.6%
Diversified Financial Services	2.5%

The U.S. economy grew by 5.7% in 2021 and by another annualized rate of 6.9% in the first quarter 2022 as strong fiscal support bolstered consumer spending. Although not uniform across the period, U.S. employment improved markedly over the previous 12 months, averaging 556,000 monthly new job creations. The unemployment rate dropped to 3.8% by February 2022, just 0.3 percentage points above pre-COVID levels. Industrial production recovered throughout the period with November 2021 levels exceeding February 2020 amounts, but, more recently, the pace of growth has slowed.

Although initially labeled as transitory, U.S. consumer inflation increased rapidly through the end of 2021 and into 2022 and has become more persistent. With historically high levels of savings from pandemic recovery funds, pent-up demand for consumer goods met constrained supply growth due to fast rising commodity prices and stretched global supply chains. Additionally, the February 2022 Russian invasion of Ukraine put pressure on world energy and food commodity prices. In March 2022, the year-over-year gain in the U.S. Consumer Price Index reached 7.9%, the highest since 1982, eroding real incomes as wages were not able to keep up with prices of basic goods such as energy, food, and shelter.

Throughout most of the 12 months under review, the U.S. Federal Reserve (Fed) maintained their extraordinarily loose monetary policies which included an effective lower-bound

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 146.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

federal funds rate and monthly purchases of assets. As U.S. inflation began to show no signs of retreating, the Fed turned hawkish ending all new asset purchases and raising short-term rates by 25 basis points at its March 2022 meeting. Median Fed projections show at least another six rate hikes in 2022 with more to come next year. Also, the Fed pledged to “normalize” its ample balance sheet by reducing its holdings of both U.S. Treasuries (UST) and agency mortgage-backed securities. This change in outlook and increased inflation put strong upward pressure on UST yields across the maturity spectrum, led by intermediate rates reaching levels last seen in 2019.

Throughout the summer months, investment-grade corporate bond spreads remained tight on a historical basis before increasing modestly towards the end of the year. Since then, spreads widened significantly after the start of the Russian/Ukraine war, but we have seen some rebound as higher all-in yields became more attractive to investors. Company earnings remained strong in the 12 months under review, which supported the sector. However, there are concerns that increased costs, specifically wage costs, could put pressure on corporate profits as we move forward.

Investment Strategy

The Fund invests primarily in U.S. dollar-denominated corporate debt securities issued by U.S. and foreign companies. The Fund may invest in debt securities of any maturity or duration.

The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund may also invest a portion of its assets in convertible securities, preferred securities (including preferred stock) and U.S. Treasury securities, and generally expects to invest a portion of its assets in cash, cash equivalents and high-quality money market securities, including short-term U.S. government securities, commercial paper, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest up to 40% of its net assets in foreign securities, including those in developing markets, and up to 15% of its net assets in non-U.S. dollar-denominated securities. The Fund may enter into certain derivative transactions to seek to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a

Top 10 Holdings

3/31/22

Issue/Issuer	% of Total Net Assets
Bank of America Corp., senior unsecured note, sub. bond, 4.183%, 11/25/2027	2.3%
JPMorgan Chase & Co., senior bond, FRN thereafter, 4.25%, 10/01/2027	2.0%
Federal Farm Credit Discount Notes , 0.101%, 4/01/2022	2.0%
Morgan Stanley, senior unsecured note, Series GMTN, to 1/22/24 FRN thereafter, senior note, 1.794%, 2/13/2032	1.9%
Las Vegas Sands Corp., Senior unsecured, 3.90%, 8/08/2029	1.7%
Citigroup Inc., senior bond, FRN thereafter, 3.668%, 7/24/2028	1.7%
AT&T Inc., Senior unsecured, 3.55%, 9/15/2055	1.6%
Verizon Communications Inc., senior bond, 3.40%, 3/22/2041	1.6%
Imperial Brands Finance PLC, senior bond, senior note, 144A, 4.25%, 7/21/2025	1.6%
Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/2025	1.4%

bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The Fund’s portfolio is constructed by taking into account our desired duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company and industry level.

Manager’s Discussion

Investment-grade corporate bond absolute performance was negative over the 12 months under review, curbed by fast rising UST yields and modestly widening corporate bond spreads. The Fund performed slightly worse than the benchmark for the reporting period.

Duration and yield curve positioning was a strong contributor to relative performance. On average over the 12 months, we maintained a duration slightly lower than the benchmark (especially in bonds with 20 or more years to maturity). This lifted returns as UST yields rose. Our overweight allocation to bonds in the energy sector and in banking, overall, was accretive to relative performance as well.

The Fund’s overweight allocation to BBB-rated bonds and its underweight allocation to A-rated bonds contributed to its outperformance, relative to the benchmark. Among BBB-rated bonds, for example, those of airline Delta and energy utility Vistra Energy boosted returns.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

Security selection detracted from results, led by companies within the insurance, consumer cyclical, and capital goods segments.

The Fund primarily held cash bonds during the period. The Fund also used interest-rate futures contracts to manage duration exposure. The use of futures had a small impact on total Fund returns.

Thank you for your participation in Franklin Liberty Investment Grade Corporate ETF. We look forward to serving your future investment needs.

Marc Kremer, CFA

Shawn Lyons, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/5/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-4.30%	-4.49%	-4.30%	-4.49%
5-Year	+16.50%	+16.30%	+3.10%	+3.07%
Since Inception (10/3/16)	+14.37%	+14.31%	+2.48%	+2.47%

Distribution Rate[4]	30-Day Standardized Yield[5]
2.80%	3.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 57 for Performance Summary footnotes.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/03/16–3/31/22

See page 57 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gains	Total
$0.661062	$0.051443	$0.712505

Total Annual Operating Expenses7

0.35%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Corporate Investment Grade Index measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$923.60	$1.68	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Senior Loan ETF

This annual report for Franklin Liberty Senior Loan ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income. A secondary goal is preservation of capital. The Fund invests at least 80% of its net assets in senior loans and investments that provide exposure to senior loans. Senior loans include loans referred to as leveraged loans, bank loans and/or floating rate loans.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.67% based on market price and +2.76% based on net asset value (NAV). In comparison, the Fund’s benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index, which reflects the performance of the largest facilities in the leveraged loan market, posted a +2.30% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 62.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
Senior Floating Rate Interests	92.3%
Short-Term Investments & Other Net Assets	4.9%
Corporate Bonds & Notes	2.1%
Asset-Backed Securities	0.7%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 153.

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FRANKLIN LIBERTY SENIOR LOAN ETF

Top 10 Sector/Industries

3/31/22

% of Total Net Assets
Software	14.5%
Media	8.3%
Health Care Providers & Services	8.3%
Commercial Services & Supplies	4.9%
Pharmaceuticals	4.6%
Airlines	4.6%
Diversified Financial Services	3.8%
Specialty Retail	3.5%
Chemicals	3.5%
Containers & Packaging	2.9%

Investment Strategy

The Fund invests predominantly in income-producing senior floating interest-rate corporate loans made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (LIBOR) or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Senior loans generally have credit ratings below investment grade and may be subject to restrictions on resale. Under normal market conditions, the Fund invests at least 75% of its net assets in senior loans that are rated B- or higher at the time of purchase by a nationally recognized statistical rating organization (NRSRO) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Under normal market conditions, the Fund may invest up to 25% of its net assets in senior loans that are rated below B- by an NRSRO or, if unrated, are determined to be of comparable quality by the investment manager.

Manager’s Discussion

Expectations of a rising rate environment over the one-year period ended March 31, 2022, contributed to favorable technical conditions for the loan market, accelerating inflows from retail investors and supporting loan valuations. Robust collateralized-loan-obligation (CLO) issuance also contributed to demand, reaching record volumes in 2021. However, new issuance to finance mergers and acquisitions and leveraged buyouts significantly increased, which limited spread compression and moderated price gains in the asset class, compared to the prior period. While volatility increased toward the end of the period due to uncertainties surrounding the future impact of the ongoing geopolitical conflict in Ukraine and the renewal of COVID lockdowns in China, fundamental conditions in the loan market continued to improve as the default rate declined further and credit rating upgrades outpaced downgrades.

During the period, the Fund outperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index. The portfolio’s overweight in B-rated loans (as well as its underweight in higher rated loans and lower rated loans) contributed to outperformance, as the upper tier of the benchmark (including BB-rated loans) returned 2.01%, while the middle tier (B-rated loans) returned 3.19% and the lower tier (CCC-rated loans) returned -19.00% during the year. As of period-end, the Fund had 11.1% of its portfolio in upper tier loans and 80.1% in middle tier loans, compared to the benchmark, which had 37.5% in the upper tier and 60.1% in the middle tier. The Fund had 1% in lower tier loans, while the benchmark weighting was 2.5%.

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Federal Home Loan Bank Discount Notes , 0.101%, 4/01/2022 U.S. Government & Agency Securities	5.1%
Peraton Corp., Term Loan B1, 4.50%, 4.50%, 2/01/2028 Aerospace & Defense	1.4%
Verscend Holding Corp., 2021 Term Loan B, 4.46%, 4.457%, 8/27/2025 IT Services	1.3%
Vertical US Newco Inc., (thyssenkrupp Elevator), Term Loan B, 4.02%, 4.015%, 7/30/2027 Machinery	1.3%
eResearchTechnology Inc., 2020 1st Lien Term Loan, 5.50%, 5.50%, 2/04/2027 Pharmaceuticals, Biotechnology & Life Sciences	1.2%
Great Outdoors Group LLC, 2021 Term Loan B1, 4.50%, 4.50%, 3/06/2028 Retail REITs	1.2%
Greeneden U.S. Holdings II LLC, Initial Dollar Term Loan, 4.75%, 12/01/27 Technology Hardware, Storage & Peripherals	1.2%
Polaris Newco LLC, USD Term Loan B, 4.50%, 6/02/28 Software	1.2%
Radiate Holdco LLC, 2021 Term Loan B, 4.00%, 9/25/26 Media	1.1%
Athenahealth Inc., 2022 Term Loan B, 4.00%, 2/15/29 Software	1.1%

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Among individual investments, the top contributors to performance included investments that continued to gain from the ongoing economic recovery. The term loan of Clear Channel Outdoor (a provider of out-of-home display advertising) traded higher as the company reported improvements in their core billboard business and a resumption in travel led to expectations of increased advertising demand. Additionally, our investments in American Airlines (a global airline operator) traded higher following expectations of a further recovery in air travel. The top detractors from performance included issuers facing operational challenges due to secular issues and pandemic related disruptions. Diamond Sports (an operator of regional sports networks) detracted from performance after continued financial underperformance and uncertainty around the company’s ability to renew distributor contracts. The term loan of Klockner Pentaplast (a packaging manufacturer) declined after the company reported weak results due to continued raw materials price increases.

Thank you for your participation in Franklin Liberty Senior Loan ETF. We look forward to serving your future investment needs.

Reema Agarwal, CFA

Justin Ma, CFA

Margaret Chiu, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY SENIOR LOAN ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+2.76%	+2.67%	+2.76%	+2.67%
3-Year	+10.48%	+10.20%	+3.38%	+3.29%
Since Inception (5/30/18)	+13.17%	+13.06%	+3.28%	+3.25%

Distribution Rate[4]	30-Day Standardized Yield[5]
3.07%	4.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 64 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 64 for Performance Summary footnotes.

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FRANKLIN LIBERTY SENIOR LOAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.808326

Total Annual Operating Expenses7

0.45%

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The senior loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, senior loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on senior loans varies with changes in prevailing interest rates. Therefore, while senior loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The S&P/LSTA U.S. Leveraged Loan 100 Index reflects the performance of the largest facilities in the leveraged loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,004.30	$2.25	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Systematic Style Premia ETF

This annual report for Franklin Liberty Systematic Style Premia ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide absolute return. The Fund seeks to achieve its investment goal by allocating its assets across two underlying alternative investment strategies, which represent top-down and bottom-up approaches to capturing factor-based risk premia. The strategies consist of a top-down risk premia strategy and a bottom-up long/short equity strategy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +9.06% based on market price and +10.09% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.06% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 69.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
Common Stocks	63.2%
Other Net Assets	36.8%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar,

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 161.

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Top 10 Sector/Industries

3/31/22

% of Total Net Assets
Software	6.1%
Semiconductors & Semiconductor Equipment	4%
Interactive Media & Services	3.2%
Specialty Retail	3.1%
Oil, Gas & Consumable Fuels	3.0%
Biotechnology	2.6%
IT Services	2.6%
Banks	2.4%
Pharmaceuticals	2.3%
Food & Staples Retailing	2.0%

Investment Strategy

The Fund’s top-down risk premia strategy focuses on value, momentum and carry factors in taking both long and short positions across equity, fixed income, commodity and currency asset classes.

The Fund’s bottom-up long/short equity strategy focuses on quality, value and momentum factors in determining whether to hold long or short positions in individual equity securities. Long/short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund). Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price.

Under normal market conditions, the top-down risk premia strategy invests primarily in equity, interest rate/bond and commodity index futures; equity and commodity-linked total return swaps; and currency forwards. Under normal market conditions, the bottom-up long/short equity strategy invests primarily in equity securities and equity total return swaps, with equity total return swaps being used to obtain short exposures.

Under normal market conditions, we seek to allocate assets between the two factor-based risk premia alternative investment strategies described above according to each strategy’s estimated risk, as measured by historical returns-based risk models. The allocation to each strategy is driven by the estimated risk contribution of each individual strategy to the Fund’s overall investment strategy, which the investment manager seeks to keep within certain pre-determined bounds.

Top 10 Long Positions

3/31/22

Company Sector/Industry/Country	% of Total Net Assets
FLSP Holdings Corp. Diversified Financials	7.6%
Microsoft Corp. Software & Services	2.5%
Alphabet Inc., C Software & Services	2.1%
AbbVie Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.1%
Meta Platforms Inc., A Software & Services	1.1%
Shell PLC Energy	1.0%
Intel Corp. Semiconductors & Semiconductor Equipment	1.0%
Accenture PLC, A Software & Services	1.0%
McDonald’s Corp. Consumer Services	1.0%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	1.0%

Through the two strategies, we invest the Fund’s assets based on a systematic investment process for securities selection and asset allocation by utilizing quantitative models. By employing these two approaches, we seek to provide positive absolute return over time while maintaining a relatively low correlation with traditional markets. The exposure to individual factors may vary based on the market opportunity of the individual factors.

The Fund may use derivatives for both hedging and non-hedging (investment) purposes. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures on equity, interest rate/bond and commodity indices; (ii) swaps, including equity and commodity-linked total return swaps; and (iii) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain long or short exposure to certain instruments, markets or factors in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions are expected to represent a material component of the Fund’s investment returns.

Manager’s Discussion

During the 12 months ended March 31, 2022, the Fund’s equities and commodities strategies drove positive performance. The long/short single equities strategy accounted for

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

Top 10 Short Holdings

3/31/22

Company Sector/Industry/Country	% of Total Net Assets
Phoenix Group Holdings PLC Insurance, United Kingdom	-0.1%
Pan American Silver Corp. Materials, Canada	-0.1%
SKF AB, B Capital Goods, Sweden	-0.1%
Admiral Group PLC Insurance, United Kingdom	-0.1%
Just Eat Takeaway.com NV Retailing, United Kingdom	-0.1%
Ritchie Bros Auctioneers Inc. Commercial & Professional Services, Netherlands	-0.1%
Orkla ASA Food, Beverage & Tobacco, United States	-0.1%
Kinnevik AB, B Diversified Financials, Sweden	-0.1%
HEICO Corp Capital Goods, United States	-0.1%
Pan Pacific International Holdings Corp. Retailing, Japan	-0.0%	*

*Rounds to more than -0.1%.

the majority of contribution, while the commodities strategies accounted for more than a third. The equity indices macro strategy was also a significant contributor.

Within our long/short single stock equities component, all three of our factors—quality, value and momentum—contributed to performance at different times. Quality and momentum factors were strong contributors to performance in the last three quarters of 2021, while value bolstered performance in the first quarter of 2022. Our portfolio was long lower-volatility stocks and short higher-volatility stocks on aggregate, and this positioning also contributed to returns over the year, particularly during the first quarter of 2022, when overall market volatility was elevated. In capital terms, the portfolio was net long, and this also aided performance, alongside the lower-volatility positioning. Our equity index macro strategies also had a positive impact, based on our long positioning in South Africa, Canada, France and Australia, together with our short positions in Japan, Germany and Spain.

Commodities strategies were notable drivers of gains during the period as the global commodities complex posted its biggest quarterly gain in three decades. Crude oil futures, gasoline futures, heating oil futures and gasoil futures accounted for the majority of gains. Our commodity time series momentum strategy was the single-largest factor driver of our performance within the asset class.

Conversely, the Fund’s fixed income positioning weighed on returns overall during the period. Our fixed income macro strategies had a negative impact, as long positions in Australian bond futures and French OAT bond futures detracted more from performance than the positive contribution from short positions in German bund futures and Canadian bond futures.

The Fund’s foreign currency macro strategies had negative results during the period, driven largely by long positions in the Russian ruble, Polish zloty and Czech koruna, as well as short positions in the Israeli shekel, owing to our foreign currency carry and value factors. In contrast, short positioning in the euro, Japanese yen and Canadian dollar helped offset the losses.

Thank you for your participation in Franklin Liberty Systematic Style Premia ETF. We look forward to serving your future investment needs.

Chandra Seethamraju, Ph.D.

Lead Portfolio Manager

Sundaram Chettiappan, CFA

Vaneet Chadha, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (12/20/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+10.09%	+9.06%	+10.09%	+9.06%
Since Inception (12/18/19)	-6.87%	-7.20%	-3.07%	-3.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12/18/19–3/31/22

See page 71 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.258156

Total Annual Operating Expenses5

0.65%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed and could experience losses if the manager’s judgment about particular investments, or its evaluation of the risks, potential returns and correlation properties of the various risk premia in which the Fund invests, prove to be incorrect. The manager’s allocation of Fund assets among different strategies, asset classes and investments may not prove beneficial or produce the desired results. Trading models used by the manager for securities selection and asset allocation may become outdated and the historical patterns upon which the models are based may weaken or disappear. There can be no assurance that the factor-based risk premia investment strategies utilized by the manager will enhance Fund performance, reduce volatility or reduce potential loss. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Investing in derivatives and the use of foreign currency techniques involve special risks and may not achieve the anticipated benefits and/or may result in losses to the Fund. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument. The Fund may realize losses when a counterparty fails to perform as promised. Currency management strategies could result in losses to the Fund if currencies do not perform as the manager expects. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Liquidity risk exists when securities or other investments become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks or adverse developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries or sectors or investments. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,044.20	$3.36	$1,021.64	$3.33	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Core Bond ETF

This annual report for Franklin Liberty U.S. Core Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks total return. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.91% based on market price and -4.72% based on net asset value (NAV). In comparison, the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, posted a -4.15% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 76.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
U.S. Government & Agency Securities	41.2%
Quasi-Sovereign and Corporate Bonds	26.0%
Mortgage-Backed Securities	18.4%
Municipal Bonds	4.3%
Foreign Government and Agency Securities	3.3%
Asset-Backed Securities	2.7%
Short-Term Investments & Other Net Assets	4.1%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 177.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note, 2.125%, 2/29/2024	6.6%
U.S. Treasury Note, 0.375%, 11/30/2025	5.6%
U.S. Treasury Note, 0.375%, 1/31/2026	3.8%
U.S. Treasury Note, 0.50%, 3/31/2025	3.2%
U.S. Treasury Note, 1.25%, 12/31/2026	2.1%
U.S. Treasury Note, 1.50%, 3/31/2023	2.0%
U.S. Treasury Bond, 2.25%, 8/15/2046	1.6%
U.S. Treasury Note, 0.875%,6/30/2026	1.5%
U.S. Treasury Note, 0.25%, 6/30/2025	1.5%
Federal National Mortgage Association, 2.00%, 7/1/2051	1.5%

investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

Investment Strategy

The Fund invests predominantly in investment-grade debt securities and, under normal market conditions, is generally expected to have sector, credit and duration exposures comparable to its benchmark index. However, we make investment decisions based upon our own fundamental analysis, which affects the Fund’s sector, credit and duration exposures so that they may vary from the benchmark index. The Fund’s investments in mortgage-backed securities include securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac).

In addition, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

For purposes of pursuing its investment goal, the Fund may enter into various interest-rate and credit-related derivatives, principally U.S. Treasury futures, interest-rate swaps and credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates, durations or credit risks. The Fund may enter into certain derivative transactions to seek to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

During the 12-month period under review, the Fund posted a return of -4.72% based on net asset value, underperforming the Bloomberg U.S. Aggregate Bond Index return of -4.15%. Duration positioning was a contributor to returns over the year. Throughout the period, we maintained a duration less than that of the benchmark, especially in longer-maturity bonds. Although this detracted from returns in calendar year 2021, more recently, U.S. Treasury (UST) yields have risen dramatically, leading our underweight positioning to contribute to results. Sector allocations weighed modestly on performance over the period, led by overweight holdings of taxable and tax-exempt municipal bonds (muni) and sovereign emerging market securities. In contrast, underweight exposure to agency mortgage-backed securities (MBS) and overweight positioning in corporate credit bonds boosted returns. Relative exposures in asset-backed securities, commercial MBS (CMBS), and agency notes did not have a meaningful impact on 12-month performance returns. Security selection was a detractor from our results, with selection in emerging market bonds being a particular drag on performance. Additionally, security selection in MBS and munis weighed on returns for the period. This was partially offset by positive performance contributions from our security selection in investment-grade corporate bonds.

Thank you for your participation in Franklin Liberty U.S. Core Bond ETF. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Patrick Klein, Ph.D.

Tina Chou

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Portfolio Management Team

FRM® is a trademark owned by Global Association of Risk Professionals (GARP).

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/19/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-4.72%	-4.91%	-4.72%	-4.91%
Since Inception (9/17/19)	+0.29%	+0.24%	+0.11%	+0.09%

Distribution Rate[4]	30-Day Standardized Yield[5]
2.16%	2.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 78 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/17/19–3/31/22

See page 78 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gains	Total
$0.504065	$0.051358	$0.555423

Total Annual Operating Expenses7

0.15%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$936.20	$0.72	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Low Volatility ETF

This annual report for Franklin Liberty U.S. Low Volatility ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with an emphasis on lower volatility. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. investments, and primarily equity securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +13.98% based on market price and net asset value (NAV). In comparison, the Russell 1000® Index, which measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, posted a +13.27% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 83.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Information Technology	26.9%
Health Care	13.5%
Financials	11.7%
Consumer Discretionary	11.4%
Industrials	8.7%
Communication Services	8.6%
Consumer Staples	5.8%
Energy	3.9%
Real Estate	3.4%
Utilities	2.7%

volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 187.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Apple Inc. Information Technology	1.6%
Automatic Data Processing Inc. Information Technology	1.6%
Fidelity National Information Services Inc. Information Technology	1.6%
Synopsys Inc. Information Technology	1.6%
Accenture PLC, A Information Technology	1.5%
Microsoft Corp. Information Technology	1.5%
Mastercard Inc., A Information Technology	1.5%
Texas Instruments Inc. Information Technology	1.5%
Oracle Corp. Information Technology	1.5%
Visa Inc., A Information Technology	1.5%

0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

The Fund invests primarily in equity securities (principally common stocks) of U.S. companies.2 The Fund seeks capital appreciation, while providing a lower level of volatility than the broader equity market as measured by the Russell 1000® Index, meaning the Fund seeks returns that fluctuate less than the returns of the Russell 1000® Index. We apply a fundamentally driven “bottom-up” research process to create a starting universe of eligible securities across a large number of sectors derived from the holdings of a number of Franklin Templeton equity funds. We screen that universe on a quarterly basis in order to identify those securities with the lowest realized volatility relative to their corresponding sectors, while we also incorporate fundamental views of individual stocks. The Fund’s sector weightings generally are based on the current sector weightings within the Russell 1000® Index. Individual securities in the Fund’s portfolio are generally weighted equally within each sector. The investment manager may, from time to time, make adjustments to the Fund’s portfolio as a result of corporate actions, changes to the volatility profile of the Fund’s holdings, or for risk management related purposes.

Manager’s Discussion

The Fund fared better than its benchmark, the Russell 1000® Index, for the one-year period ended March 31, 2022. Leading contributors included the industrials, health care, consumer discretionary and communication services sectors.

Stock selection in the industrials sector, the road and rail industry in particular, had a positive impact on relative results. Stock selection in the health care sector was also beneficial. Overweight positions in pharmaceuticals firm Pfizer and AbbVie, from the biotechnology industry, were top contributors. An underweight in the entertainment industry and overweight in the insurance industry contributed to relative performance in the communication services and financials sectors, respectively.

Several individual contributors helped advance the Fund’s results. Although real estate was not a top contributor at the sector level, the Fund’s overweight investment in self-storage company Public Storage added to returns. Better-than-expected subscriber growth for its streaming services and solid revenue growth at its parks, experiences and consumer products division boosted shares of the entertainment and media conglomerate Walt Disney from the communication services sector. In the information technology (IT) sector, electronic design automation company Synopsys reported strength across all product groups and geographies, prompting management to raise its outlook for the year.

In contrast, stock selection in the IT sector detracted from relative performance. Within the sector, underweighting in Apple and Microsoft undermined relative returns as shares of both companies sharply appreciated over the period. Meanwhile, overweight positions in real estate data provider Black Knight and payment services provider Fidelity National Information Services, also in the IT sector, pressured performance. From the communication services sector, shares of cable operator Liberty Broadband declined.

Thank you for your participation in Franklin Liberty U.S. Low Volatility ETF. We look forward to serving your future investment needs.

2. “U.S. companies” are those that (i) are organized under the laws of, or have a principal office in, or for whose securities the principal trading market is, the U.S.; (ii) derive 50% or more of their total revenue or profit from either goods or services produced, or sales made, in the U.S.; or (iii) have 50% or more of their assets in the U.S.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Todd Brighton, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/22/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+13.98%	+13.98%	+13.98%	+13.98%
5-Year	+98.36%	+98.54%	+14.68%	+14.70%
Since Inception (9/20/16)	+115.02%	+115.37%	+14.86%	+14.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 85 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/20/16–3/31/22

See page 85 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.712390

Total Annual Operating Expenses5

0.29%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. There can be no guarantee that the Fund’s volatility strategy will be successful, and achieving the Fund’s volatility strategy does not mean the Fund will achieve a positive or competitive return. The volatility strategy can also be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt this strategy. Smaller and midsize-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 1000 Index is market capitalization weighted and measures performance of the approximately 1,000 largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,059.30	$1.49	$1,023.49	$1.46	0.29%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Treasury Bond ETF

This annual report for Franklin Liberty U.S. Treasury Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.55% based on market price and -3.35% based on net asset value (NAV). In comparison, the Bloomberg U.S. Treasury Index, which measures the performance of U.S. Treasury bills, posted a -3.67% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 89.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job

Portfolio Composition

3/31/22

% of Total Net Assets
U.S. Government & Agency Securities	96.5%
Mortgage-Backed Securities	1.5%
Short-Term Investments & Other Net Assets	2.0%

market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

Investment Strategy

The Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury, including Treasury bonds, bills and notes and investments that provide exposure to direct obligations of the U.S. Treasury. The Fund may also invest in securities issued or guaranteed by the U.S. government, its

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 191.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Top 10 Holdings

3/31/22

% of Total Net Assets
U.S. Treasury Note, 0.125%, 5/31/22	8.8%
U.S. Treasury Note, 1.875%, 7/31/26	7.7%
U.S. Treasury Note, 0.50%, 6/30/27	6.9%
U.S. Treasury Note, 1.50%, 11/30/24	5.0%
U.S. Treasury Note, 1.25%, 4/30/28	4.2%
U.S. Treasury Note, 2.50%, 5/15/24	3.5%
U.S. Treasury Note, 2.25%, 11/15/24	3.3%
U.S. Treasury Note, 2.125%, 3/31/24	3.2%
U.S. Treasury Note, 2.125%, 11/30/24	3.2%
U.S. Treasury Note, 1.50%, 9/30/24	3.1%

agencies, or instrumentalities, including government sponsored entities and mortgage-backed securities (MBS). In addition, the Fund may purchase or sell MBS on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

To pursue its investment goal, the Fund may enter into certain interest rate-related derivative transactions, principally interest rate/bond futures contracts and interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates or durations. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

We generally buy and hold high quality fixed income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. Treasury securities. We may utilize quantitative models to identify investment opportunities as part of the portfolio construction process for the Fund. Quantitative models are proprietary systems that rely on mathematical computations to identify investment opportunities. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the investment manager has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment goal.

Manager’s Discussion

During the 12-month period, yield-curve positioning was the primary contributor to the Fund’s performance relative to its benchmark, coming mainly during the first quarter of 2022 as yields rose sharply and the Fund was underweight duration on the 5- and 10-year portions of the yield curve. Over the period, yields for Treasuries with maturities less than five years rose more than yields for Treasuries with maturities greater than five years. Our off-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was also a contributor to performance relative to the benchmark, due to strong inflation accruals. Conversely, our allocation to agency fixed-rate mortgage-backed securities detracted from results as rate volatility weighed on the sector.

Thank you for your participation in Franklin Liberty U.S. Treasury Bond ETF. We look forward to serving your future investment needs.

Warren Keyser

Patrick Klein, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/11/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-3.35%	-3.55%	-3.35%	-3.55%
Since Inception (6/9/20)	-6.60%	-6.60%	-3.70%	-3.70%

Distribution Rate[4]	30-Day Standardized Yield[5]
1.19%	1.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 91 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

6/9/20–3/31/22

See page 91 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.380854

Total Annual Operating Expenses7

0.09%

All investments involve risks, including possible loss of principal. Interest-rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$949.50	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Ultra Short Bond ETF

This annual report for Franklin Liberty Ultra Short Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -0.82% based on market price and -0.78% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.06% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 95.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	21.7%
Pharmaceuticals	10.8%
Consumer Finance	8.1%
Energy Equipment & Services	5.5%
Chemicals	4.9%
Biotechnology	4.1%
Road & Rail	4.1%
Internet & Direct Marketing Retail	4.1%
Automobiles	4.1%
Insurance	4.0%

2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 194.

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Top 10 Holdings

3/31/22

Issue/Issuer	% of Total Net Assets
DuPont de Nemours Inc., senior note, FRN thereafter, 1.616%, 11/15/2023	4.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., senior note, 144A, 2.7%, 3/14/2023	4.1%
M&T Bank Corp., senior note, FRN thereafter, 0.947%, 7/26/2023	4.1%
AstraZeneca PLC, senior note, 1.134%, 8/17/2023	4.1%
Citigroup Inc., senior note, FRN thereafter, 1.953%, 9/01/2023	4.1%
eBay Inc., senior note, 1.169%, 1/30/2023	4.1%
Hyundai Capital America, senior note, 144A, 2.375%, 2/10/2023	4.1%
AmerisourceBergen Corp., senior note, 0.737%, 3/15/2023	4.0%
Microchip Technology Inc., senior secured note, 144A, 0.983%, 9/01/2024	3.9%
Biogen Inc., senior note, 3.625%, 9/15/2022	2.7%

Investment Strategy

The Fund targets securities with an estimated average portfolio duration of one year or less. The Fund invests predominantly in U.S. dollar denominated, investment-grade debt securities and investments. The Fund generally expects to invest a substantial portion of its assets in cash, cash equivalents and high-quality money market securities, including commercial paper, certificates of deposit, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. The Fund may also invest in mortgage dollar rolls, asset-backed securities and U.S. dollar denominated foreign securities, including emerging market securities.

The Fund may enter into certain interest rate-related derivatives to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

The Fund underperformed its benchmark for the 12-month period ended March 31, 2022. Short-term investment-grade (IG) corporate spreads widened modestly during the period under review, underperforming similar maturity U.S. Treasuries. In addition, the short end of the U.S. Treasury yield curve steepened with two-year yields up 2.18%, while 3-month U.S. Treasury bill rates rose 0.29%.

The Fund’s longer duration positioning compared to its benchmark, the ICE BofA U.S. 3-month Treasury Bill Index, was the primary detractor to relative performance. The Fund’s overweight allocation to IG corporate debt also detracted from performance. However, the Fund’s IG corporate bonds did provide positive performance versus the benchmark basket of U.S. Treasury bills.

The Fund’s sector allocation within the IG corporate bond segment did modestly contribute to returns. Our allocations to banking, health care, automotive and media aided results, while our positioning in aerospace and electric utilities detracted slightly from performance. Positive contributors from individual positions included Goldman Sachs Group, Thermo Fisher Scientific and Kinder Morgan Energy Partners, while detractors included Wells Fargo, Morgan Stanley and Bristol-Myers Squibb.

While the Fund has the ability to invest in derivative securities, it held no derivatives during the period under review.

Thank you for your participation in Franklin Liberty Ultra Short Bond ETF. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Shawn Lyons, CFA

Thomas Runkel, CFA

Kent Burns, CFA

Johnson Ng, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (7/16/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-0.78%	-0.82%	-0.78%	-0.82%
Since Inception (7/14/20)	+0.12%	+0.08%	+0.07%	+0.04%

Distribution Rate[4]	30-Day Standardized Yield[5]
0.54%	1.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 97 for Performance Summary footnotes.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/14/20–3/31/22)

See page 97 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.136180

Total Annual Operating Expenses7

0.15%

All investments involve risk, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund is not a money market fund and does not seek to maintain a stable net value of $1.00 per share. Interest rate movements, unanticipated changes in mortgage prepayment rates and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in opposite direction of interest rates. Therefore, as the price of bonds in the Fund adjust to rise in interest rates, the Fund’s share price may decline. By focusing its investments in financials related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wide variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies and such industries. The Fund’s investment in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities involves special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$989.50	$0.74	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Financial Highlights

Franklin Disruptive Commerce ETF

	Year Ended March 31,

	2022	2021		2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$49.21	$21.32		$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.19)	(0.21)		(0.01)

Net realized and unrealized gains (losses)	(17.73)	28.10		(3.67)

Total from investment operations	(17.92)	27.89		(3.68)

Net realized gains	(0.32)	—		—

Net asset value, end of year	$30.97	$49.21		$21.32

Total return[d]	(36.59)%	130.82%		(14.72)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.62%	0.87%		12.59%

Expenses net of waiver and payments by affiliates	0.50%	0.50%		0.50%

Net investment loss	(0.40)%	(0.44)%		(0.32)%

Supplemental data

Net assets, end of year (000’s)	$18,584	$41,827		$2,132

Portfolio turnover rate[f]	89.85% [g]	45.81%	[g]	0.94% [g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	89.79%	45.81%	0.94%

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Schedule of Investments, March 31, 2022

Franklin Disruptive Commerce ETF

		Country	Shares	Value
	Common Stocks 97.6%
	Air Freight & Logistics 0.5%
	United Parcel Service Inc., B	United States	448	$96,078

	Commercial Services & Supplies 2.1%
a	Copart Inc.	United States	3,068	384,942

	Consumer Finance 0.4%
a	LendingClub Corp.	United States	2,719	42,906
a	Upstart Holdings Inc.	United States	338	36,872

				79,778

	Containers & Packaging 1.5%
	Packaging Corp. of America	United States	1,734	270,695

	Entertainment 4.2%
a	ROBLOX Corp., A	United States	5,877	271,752
a	Sea Ltd., ADR	Taiwan	4,230	506,712

				778,464

	Equity Real Estate Investment Trusts (REITs) 3.4%
	Prologis Inc.	United States	3,906	630,741

	Food & Staples Retailing 4.9%
	Costco Wholesale Corp.	United States	1,213	698,506
	Walmart Inc.	United States	1,427	212,509

				911,015

	Food Products 0.2%
a	Freshpet Inc.	United States	407	41,775

	Health Care Equipment & Supplies 0.3%
a	Figs Inc., A	United States	2,888	62,150

	Hotels, Restaurants & Leisure 6.8%
a	Airbnb Inc.	United States	3,871	664,883
a	Booking Holdings Inc.	United States	169	396,888
	Dominos Pizza Inc.	United States	238	96,868
a	Expedia Group Inc.	United States	516	100,966

				1,259,605

	Household Durables 1.9%
	Sony Group Corp., Sponsored ADR	Japan	1,002	102,915
a	The Lovesac Co.	United States	4,584	247,811

				350,726

	Interactive Media & Services 6.6%
a	Adevinta ASA	France	4,877	45,100
a	IAC/InterActiveCorp	United States	2,236	224,226
a	Match Group Inc.	United States	1,442	156,803
a,b	Trustpilot Group PLC, 144A	United Kingdom	14,135	27,153
a	ZoomInfo Technologies Inc., A	United States	12,842	767,181

				1,220,463

	Internet & Direct Marketing Retail 22.5%
a	Amazon.com Inc.	United States	667	2,174,387
a	Chewy Inc., A	United States	985	40,168
a,b	Delivery Hero SE, 144A	Germany	577	25,590
a	DoorDash Inc., A	United States	446	52,267
	eBay Inc.	United States	4,169	238,717
a	Etsy Inc.	United States	3,432	426,529
a	Fiverr International Ltd.	United States	458	34,840
a	Global-e Online Ltd.	Israel	2,244	75,802
a	Liquidity Services Inc.	United States	11,397	195,117

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SCHEDULE OF INVESTMENTS

Franklin Disruptive Commerce ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Internet & Direct Marketing Retail (continued)
a	MercadoLibre Inc.	Argentina	231	$274,770
a	Overstock.com Inc.	United States	397	17,470
a	Revolve Group Inc.	United States	5,581	299,644
	Shutterstock Inc.	United States	1,922	178,900
a,b	Zalando SE, 144A	Germany	795	40,689
	Zozo Inc.	Japan	3,976	107,610

				4,182,500

	IT Services 17.6%
a	Adyen NV, ADR	Netherlands	41,082	812,191
a	Dlocal Ltd.	Uruguay	5,486	171,492
	Jack Henry & Associates Inc.	United States	986	194,291
	Mastercard Inc., A	United States	1,597	570,736
a	Shift4 Payments Inc., A	United States	612	37,901
a	Shopify Inc., A	Canada	1,338	904,435
a	Square Inc., A	United States	443	60,071
a	Toast Inc., A	United States	2,285	49,653
a	Twilio Inc., A	United States	374	61,639
	Visa Inc., A	United States	1,848	409,831

				3,272,240

	Professional Services 0.7%
	TransUnion	United States	1,282	132,482

	Road & Rail 1.8%
	Old Dominion Freight Line Inc.	United States	429	128,134
a	XPO Logistics Inc.	United States	2,868	208,790

				336,924

	Software 10.6%
a	Avalara Inc.	United States	4,069	404,906
a	Bill.com Holdings Inc.	United States	1,487	337,237
a	Coupa Software Inc.	United States	305	30,997
a	Crowdstrike Holdings Inc., A	United States	845	191,883
a	Descartes Systems Group Inc.	Canada	3,212	235,311
a	Lightspeed Commerce Inc.	Canada	2,613	79,767
a	Manhattan Associates Inc.	United States	1,889	262,023
a	Sprout Social Inc., A	United States	2,530	202,704
a	Unity Software Inc.	United States	2,280	226,199

				1,971,027

	Specialty Retail 4.6%
a	Carvana Co.	United States	521	62,150
a	Petco Health & Wellness Co. Inc.	United States	9,462	185,171
	Tractor Supply Co.	United States	1,980	462,073
a	Warby Parker Inc., A	United States	4,456	150,657

				860,051

	Textiles, Apparel & Luxury Goods 1.5%
	NIKE Inc., B	United States	1,514	203,724
a	On Holding AG, A	Switzerland	2,838	71,631

				275,355

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SCHEDULE OF INVESTMENTS

Franklin Disruptive Commerce ETF (continued)

	Country	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 5.5%
Fastenal Co.	United States	8,895	$528,363
W.W. Grainger Inc.	United States	969	499,801

			1,028,164

Total Investments (Cost $20,302,379) 97.6%			18,145,175
Other Assets, less Liabilities 2.4%			438,604

Net Assets 100.0%			$18,583,779

See Abbreviations on page 240.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $93,432, representing 0.5% of net assets.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Exponential Data ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.34	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.05)	(—)[d]

Net realized and unrealized gains (losses)	(0.51)	(1.66)

Total from investment operations	(0.56)	(1.66)

Net asset value, end of year	$22.78	$23.34

Total return[e]	(2.40)%	(6.64)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.73%	5.95%

Expenses net of waiver and payments by affiliates	0.38%	0.25%

Net investment income (loss)	(0.20)%	(0.07)%

Supplemental data

Net assets, end of year (000’s)	$3,417	$2,334

Portfolio turnover rate[g]	49.72% [h]	23.20% [h]

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	49.72%	23.20%

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Schedule of Investments, March 31, 2022

Franklin Exponential Data ETF

		Country	Shares	Value
	Common Stocks 100.6%
	Capital Markets 5.9%
	FactSet Research Systems Inc.	United States	75	$32,561
	Moody’s Corp.	United States	100	33,741
	MSCI Inc.	United States	133	66,883
	S&P Global Inc.	United States	164	67,270

				200,455

	Communications Equipment 2.1%
a	Arista Networks Inc.	United States	516	71,714

	Electronic Equipment, Instruments & Components 1.9%
a	Keysight Technologies Inc.	United States	416	65,715

	Equity Real Estate Investment Trusts (REITs) 7.6%
	Crown Castle International Corp.	United States	490	90,454
	Equinix Inc.	United States	112	83,061
	SBA Communications Corp.	United States	247	84,993

				258,508

	Health Care Equipment & Supplies 1.2%
a	DexCom Inc.	United States	79	40,416

	Health Care Technology 0.2%
a	Certara Inc.	United States	391	8,399

	Interactive Media & Services 10.7%
a	Alphabet Inc., A	United States	84	233,634
a	ZoomInfo Technologies Inc., A	United States	2,195	131,129

				364,763

	IT Services 21.7%
	Accenture PLC, A	United States	106	35,746
a	Cloudflare Inc., A	United States	1,222	146,274
a	Gartner Inc.	United States	225	66,929
a	MongoDB Inc.	United States	381	169,008
a	Okta Inc.	United States	371	56,006
a	Perficient Inc.	United States	302	33,247
a	Snowflake Inc., A	United States	601	137,707
a	TaskUS Inc., A	Philippines	279	10,730
a	Thoughtworks Holding Inc.	United States	699	14,546
a	Twilio Inc., A	United States	426	70,209

				740,402

	Professional Services 1.1%
	TransUnion	United States	378	39,063

	Software 46.2%
a	Asana Inc., A	United States	944	37,732
a	Confluent Inc., A	United States	2,733	112,053
a	Crowdstrike Holdings Inc., A	United States	561	127,392
a	CS Disco Inc.	United States	268	9,104
a	Datadog Inc., A	United States	1,303	197,365
a	Digital Turbine Inc.	United States	220	9,638
a	Fair Isaac Corp.	United States	135	62,972
a	Fortinet Inc.	United States	451	154,125
a	Gitlab Inc., A	United States	1,161	63,216
a	HubSpot Inc.	United States	68	32,296
	Microsoft Corp.	United States	553	170,495
a	Monday.com Ltd.	United States	110	17,388
a	Palantir Technologies Inc., A	United States	1,053	14,458
a	Palo Alto Networks Inc.	United States	208	129,482
a	Qualtrics International Inc., A	United States	595	16,987

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SCHEDULE OF INVESTMENTS

Franklin Exponential Data ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Software (continued)
a	salesforce.com Inc.	United States	159	$33,759
a	SentinelOne Inc., A	United States	696	26,963
a	ServiceNow Inc.	United States	119	66,270
a	Sprinklr Inc., A	United States	412	4,903
a	Sprout Social Inc., A	United States	215	17,226
a	Tenable Holdings Inc.	United States	337	19,475
a	The Trade Desk Inc., A	United States	541	37,464
	Trend Micro Inc.	Japan	705	41,589
a	Varonis Systems Inc.	United States	648	30,806
a	Zscaler Inc.	United States	601	145,009

				1,578,167

	Wireless Telecommunication Services 2.0%
a	T-Mobile US Inc.	United States	529	67,897

	Total Investments before Short Term Investments (Cost $3,245,418)			3,435,499

	Short Term Investments (Cost $591) 0.0%†
	Money Market Funds 0.0%†
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	United States	591	591

	Total Investments (Cost $3,246,009) 100.6%			3,436,090
	Other Assets, less Liabilities (0.6)%			(18,964)

	Net Assets 100.0%			$3,417,126

See Abbreviations on page 240.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

cSee Note 3(d) regarding investments in affiliated management investment companies.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Genomic Advancements ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.26	$22.58	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.15)	(0.18)	(0.01)

Net realized and unrealized gains (losses)	(5.99)	20.92	(2.41)

Total from investment operations	(6.14)	20.74	(2.42)

Less distributions from:

Net investment income	(0.12)	(0.01)	—

Net realized gains	—	(0.05)	—

Total Distributions	(0.12)	(0.06)	—

Net asset value, end of year	$37.00	$43.26	$22.58

Total return[d]	(14.26)%	91.81%	(9.68)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	1.84%	12.22%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%

Net investment loss	(0.32)%	(0.45)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$14,799	$15,140	$2,258

Portfolio turnover rate[f]	61.43% [g]	46.58% [g]	2.20% [g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	59.54%	44.75%	2.20%

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Schedule of Investments, March 31, 2022

Franklin Genomic Advancements ETF

		Country	Shares	Value
	Common Stocks 94.2%
	Biotechnology 16.7%
a	Avid Bioservices Inc.	United States	10,426	$212,378
a	Beam Therapeutics Inc.	United States	2,267	129,899
a	BioNTech SE, ADR	Germany	1,831	312,295
a	Dynavax Technologies Corp.	United States	6,659	72,184
a	Editas Medicine Inc.	United States	1,052	20,009
a	Intellia Therapeutics Inc.	United States	8,132	590,952
a	Krystal Biotech Inc.	United States	1,757	116,911
a	Ligand Pharmaceuticals Inc.	United States	780	87,742
a	Moderna Inc.	United States	1,270	218,770
a	Regeneron Pharmaceuticals Inc.	United States	644	449,782
a	Taysha Gene Therapies Inc.	United States	201	1,311
a	Veracyte Inc.	United States	915	25,227
a	Vertex Pharmaceuticals Inc.	United States	894	233,307

				2,470,767

	Chemicals 1.6%
	Corteva Inc.	United States	2,087	119,961
	FMC Corp.	United States	898	118,150

				238,111

	Equity Real Estate Investment Trusts (REITs) 2.5%
	Alexandria Real Estate Equities Inc.	United States	1,830	368,287

	Health Care Equipment & Supplies 0.5%
a	CryoPort Inc.	United States	1,921	67,062

	Health Care Providers & Services 1.2%
a	Fulgent Genetics Inc.	United States	1,145	71,459
a	Laboratory Corp. of America Holdings	United States	275	72,507
	UnitedHealth Group Inc.	United States	72	36,718

				180,684

	Health Care Technology 0.7%
a	Doximity Inc., A	United States	651	33,910
a	Veeva Systems Inc.	United States	326	69,262

				103,172

	Life Sciences Tools & Services 55.6%
	Agilent Technologies Inc.	United States	3,936	520,851
a	Avantor Inc.	United States	14,312	484,032
a	Bio-Rad Laboratories Inc., A	United States	832	468,607
	Bio-Techne Corp.	United States	417	180,578
	Bruker Corp.	United States	8,241	529,896
a	Charles River Laboratories International Inc.	United States	1,503	426,807
a	Codex DNA Inc.	United States	6,801	36,521
	Danaher Corp.	United States	2,082	610,713
a	Evotec SE	Germany	6,041	184,170
a	ICON PLC	Ireland	1,531	372,370
a	Illumina Inc.	United States	747	261,002
a	IQVIA Holdings Inc.	United States	1,620	374,560
	Lonza Group AG	Switzerland	668	487,943
a	Maravai LifeSciences Holdings Inc., A	United States	1,045	36,857
a	Medpace Holdings Inc.	United States	2,763	451,999
a	NanoString Technologies Inc.	United States	132	4,587
a	Olink Holding AB, ADR	Sweden	640	11,303
a	Oxford Nanopore Technologies PLC	United Kingdom	11,687	61,243
	PerkinElmer Inc.	United States	1,602	279,485
a	QIAGEN NV	Netherlands	3,942	193,158
a	Repligen Corp.	United States	4,488	844,148

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SCHEDULE OF INVESTMENTS

Franklin Genomic Advancements ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
a,b	Samsung Biologics Co. Ltd., 144A	South Korea	699	$476,938
	Thermo Fisher Scientific Inc.	United States	1,586	936,771

				8,234,539

	Pharmaceuticals 12.5%
	AstraZeneca PLC, ADR	United Kingdom	8,910	591,089
	Bristol-Myers Squibb Co.	United States	5,514	402,688
a	Catalent Inc.	United States	5,290	586,661
	Eli Lilly & Co.	United States	142	40,665
	GlaxoSmithKline PLC, ADR	United Kingdom	5,256	228,951

				1,850,054

	Semiconductors & Semiconductor Equipment 2.9%
	Brooks Automation Inc.	United States	1,976	163,771
	NVIDIA Corp.	United States	984	268,494

				432,265

	Preferred Stocks 2.6%
	Health Care Equipment & Supplies 2.6%
c	Sartorius AG, 0.314%, pfd.	Germany	870	388,848

	Rights 0.1%
	Life Sciences Tools & Services 0.1%
a	Samsung Biologics Co. Ltd., rts.	South Korea	52	8,066

	Total Investments (Cost $17,138,284) 96.9%			14,341,855
	Other Assets, less Liabilities 3.1%			456,822

	Net Assets 100.0%			$14,798,677

See Abbreviations on page 240.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $476,938, representing 3.2% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

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Financial Highlights

Franklin Intelligent Machines ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.24	$20.67	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.10)	(0.06)	—

Net realized and unrealized gains (losses)	3.25	22.63	(4.33)

Total from investment operations	3.15	22.57	(4.33)

Less distributions from:

Net investment income	—	(0.00)[d]	—

Net realized gains	(0.09)	—	—

Total distributions	(0.09)	—	—

Net asset value, end of year	$46.30	$43.24	$20.67

Total return[e]	7.27%	109.21%	(17.32)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.77%	2.19%	12.91%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%

Net investment income (loss)	(0.21)%	(0.17)%	0.20%

Supplemental data

Net assets, end of year (000’s)	$11,574	$10,809	$2,067

Portfolio turnover rate[g]	35.98% [h]	75.25% [h]	—% [h]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	35.98%	75.25%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Intelligent Machines ETF

		Country	Shares	Value
	Common Stocks 97.5%
	Aerospace & Defense 2.6%
a	Axon Enterprise Inc.	United States	2,181	$300,389

	Auto Components 0.5%
a	Aptiv PLC	United States	517	61,890

	Automobiles 9.1%
a	Lucid Group Inc.	United States	1,113	28,270
a	Tesla Inc.	United States	947	1,020,487

				1,048,757

	Construction & Engineering 0.7%
	Quanta Services Inc.	United States	408	53,697
	Valmont Industries Inc.	United States	125	29,825

				83,522

	Electrical Equipment 1.6%
	Eaton Corp. PLC	United States	401	60,856
	Rockwell Automation Inc.	United States	402	112,572
a	Sunrun Inc.	United States	282	8,564

				181,992

	Electronic Equipment, Instruments & Components 9.7%
	Amphenol Corp., A	United States	3,312	249,559
	Cognex Corp.	United States	300	23,145
	Keyence Corp.	Japan	440	207,539
a	Keysight Technologies Inc.	United States	738	116,582
	Samsung SDI Co. Ltd.	South Korea	419	206,034
	TE Connectivity Ltd.	United States	418	54,750
a	Zebra Technologies Corp., A	United States	640	264,768

				1,122,377

	Health Care Equipment & Supplies 13.3%
a	Align Technology Inc.	United States	119	51,884
a	DexCom Inc.	United States	667	341,237
a	IDEXX Laboratories Inc.	United States	390	213,354
a	Insulet Corp.	United States	574	152,908
a	Intuitive Surgical Inc.	United States	2,184	658,869
	ResMed Inc.	United States	232	56,262
	Stryker Corp.	United States	228	60,956

				1,535,470

	Health Care Technology 1.4%
a	Inspire Medical Systems Inc.	United States	618	158,634

	Household Durables 0.4%
	Panasonic Corp.	Japan	5,246	51,369

	Industrial Conglomerates 1.9%
	Honeywell International Inc.	United States	276	53,704
	Roper Technologies Inc.	United States	250	118,057
	Siemens AG	Germany	376	52,571

				224,332

	IT Services 1.0%
a	Endava PLC, ADR	United Kingdom	416	55,341
a	Globant SA	United States	218	57,131

				112,472

	Semiconductors & Semiconductor Equipment 32.5%
a	Advanced Micro Devices Inc.	United States	1,064	116,338

110	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Intelligent Machines ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Analog Devices Inc.	United States	724	$119,590
	Applied Materials Inc.	United States	1,876	247,257
	ASM International NV	Netherlands	317	117,135
	ASML Holding NV	Netherlands	657	438,830
	Brooks Automation Inc.	United States	1,181	97,881
a	Enphase Energy Inc.	United States	815	164,451
	Entegris Inc.	United States	1,972	258,845
	Infineon Technologies AG	Germany	2,910	100,324
	KLA Corp.	United States	440	161,066
	Lam Research Corp.	United States	216	116,124
	Marvell Technology Inc.	United States	1,520	108,999
	Microchip Technology Inc.	United States	763	57,332
	NVIDIA Corp.	United States	2,938	801,663
	NXP Semiconductors NV	China	285	52,748
a	SiTime Corp.	United States	580	143,735
a	SolarEdge Technologies Inc.	United States	232	74,790
	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	Taiwan	3,299	343,954
	Teradyne Inc.	United States	1,102	130,289
	Texas Instruments Inc.	United States	619	113,574

				3,764,925

	Software 16.4%
a	Altair Engineering Inc.	United States	1,688	108,707
a	ANSYS Inc.	United States	352	111,813
a	Asana Inc., A	United States	1,164	46,525
a	Atlassian Corp. PLC	United States	462	135,750
a	Autodesk Inc.	United States	297	63,662
	Bentley Systems Inc., B	United States	293	12,945
a	Cadence Design Systems Inc.	United States	1,600	263,136
	Constellation Software Inc.	Canada	70	119,763
	Dassault Systemes SE	France	4,671	232,392
a	PTC Inc.	United States	506	54,506
a	Synopsys Inc.	United States	1,229	409,589
a	The Descartes Systems Group Inc.	Canada	4,604	337,380

				1,896,168

	Technology Hardware, Storage & Peripherals 6.4%
	Apple Inc.	United States	4,258	743,489

	Total Investments (Cost $9,187,863) 97.5%			11,285,786
	Other Assets, less Liabilities 2.5%			288,030

	Net Assets 100.0%			$11,573,816

See Abbreviations on page 240.

aNon-income producing.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Dynamic Municipal Bond ETFa

	Year Ended March 31,

	2022	2021		2020	2019	2018[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.32	$24.72		$24.97	$24.40	$25.00

Income from investment operations[c]:

Net investment income[d]	0.61	0.59		0.58	0.63	0.22

Net realized and unrealized gains (losses)	(1.56)	1.59		(0.17)	0.57	(0.60)

Total from investment operations	(0.95)	2.18		0.41	1.20	(0.38)

Less distributions from net investment income	(0.56)	(0.58)		(0.66)	(0.63)	(0.22)

Net asset value, end of year	$24.81	$26.32		$24.72	$24.97	$24.40

Total return[e]	(3.70)%	8.84%		1.61%	4.99%	(1.53)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.75%	1.01%		1.46%	2.15%	1.71%

Expenses net of waiver and payments by affiliates	0.30%	0.30%		0.30%	0.30%	0.30%

Net investment income	2.32%	2.29%		2.29%	2.57%	1.55%

Supplemental data

Net assets, end of year (000’s)	$76,908	$42,112		$12,362	$7,490	$7,319

Portfolio turnover rate[g]	27.62% [h]	14.05%	[h]	35.28% [h]	35.63%	17.49%

aEffective January 31, 2022, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF was renamed Franklin Dynamic Municipal Bond ETF.

bFor the period August 31, 2017 (commencement of operations) to March 31, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	27.62%	14.05%	35.28%

112	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Dynamic Municipal Bond ETF

	Principal Amount*	Value

Municipal Bonds 96.4%
Alabama 2.4%
Black Belt Energy Gas District, Refunding, VRDN, 4.00%, 6/01/51	1,000,000	$1,085,066
County of Mobile, Gomesa Projects, 4.00%, 11/01/45	100,000	91,149
Homewood Educational Building Authority, Samford University, Refunding, Series 2019A, 4.00%, 12/01/33	100,000	107,001
Southeast Energy Authority, Cooperative District, Series 2021A, VRDN, 4.00%, 11/01/51	500,000	526,891

		1,810,107

Alaska 0.3%
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Refunding, 4.00%, 4/01/32	100,000	107,755
Borough of Matanuska-Susitna, State of Alaska Department of Administration, Refunding, 4.00%, 9/01/30	150,000	156,245

		264,000

Arizona 1.4%
Arizona Health Facilities Authority, Banner Health Obligated Group, Series 2015C, Daily, VRDN, 0.34%, 1/01/46	100,000	100,000
City of Phoenix Civic Improvement Corp., Wastewater Revenue, Series 2018A, 5.00%, 7/01/25	100,000	109,281
Glendale Industrial Development Authority, 4.00%, 5/15/31	160,000	166,209
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing II LLC, 5.00%, 7/01/31	100,000	111,960
La Paz County Industrial Development Authority,
5.00%, 2/15/28	100,000	107,213
5.00%, 2/15/31	100,000	112,197
Maricopa County Union High School District No 210-Phoenix, Series 2020C, 5.00%, 7/01/31	170,000	200,506
Tempe Industrial Development Authority, Tempe Life Care Village Obligated Group, Refunding, 4.00%, 12/01/31	200,000	205,647

		1,113,013

Arkansas 0.3%
Arkansas Development Finance Authority, Baptist Health Obligated Group, 4.00%, 12/01/34	100,000	107,022
Baptist Memorial Health Care Obligated Group, Refunding, 5.00%, 9/01/32	100,000	115,300

		222,322

California 13.5%
California Municipal Finance Authority, Biola University, Inc., Refunding, 5.00%, 10/01/29	100,000	111,368
Series 2020B, 4.00%, 9/01/30	50,000	52,316
AMT, Sereis 2018A, 3.50%, 12/31/35	100,000	99,643
Series 2021A, 4.00%, 9/01/30	205,000	213,426
Caritas Corp., Refunding, Series 2021B, 3.00%, 8/15/31	200,000	181,594
Series 2021C, 4.00%, 9/01/31	295,000	301,986
Republic Services, Inc., AMT, VRDN, .375%, 7/01/51	2,000,000	1,994,578
California Pollution Control Financing Authority,
[a] CalPlant I LLC, AMT, 7.50%, 7/01/32	250,000	150,000
Rialto Bioenergy Facility LLC, AMT, 6.75%, 12/01/28	110,000	89,071
California School Finance Authority, Summit Public Schools Obligated Group, 5.00%, 6/01/27	100,000	109,960
Classical Academy Obligated Group, Series 2020A, 3.00%, 10/01/30	215,000	212,824
California Statewide Communities Development Authority, California Baptist University, Refunding, Series 2017A, 3.00%, 11/01/22	50,000	50,278
Community Facilities District No 2015-01, 5.00%, 9/01/27	75,000	79,981
Community Facilities District No 2018, 4.00%, 9/01/30	150,000	156,277
Community Facilities District No 2016-02, 4.00%, 9/01/30	130,000	134,958
Community Facilities District No 2015, 4.00%, 9/01/29	110,000	115,831
Special Assessment, Series 2020B, 4.00%, 9/02/30	125,000	129,904
4.00%, 9/01/31	200,000	206,181

franklintempleton.com	Annual Report	113

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
California (continued)
Special Assessment, Series 2021A, 4.00%, 9/02/31	150,000	$152,953
Special Assessment, 4.00%, 9/02/28	250,000	257,469
Special Assessment, 4.00%, 9/02/31	100,000	101,297
Southern California Edison Co, Refunding, 1.75%, 9/01/29	600,000	543,737
Chino Community Facilities District, 4.00%, 9/01/30	150,000	157,508
Chula Vista Community Facilities District, 4.00%, 9/01/31	100,000	104,433
City of Calimesa, Community Facilities District No 2018-1, 4.00%, 9/01/33	150,000	156,574
City of Fontana, Community Facilities District No 85, 4.00%, 9/01/30	150,000	157,733
City of Gardena, 2.066%, 4/01/26	1,000,000	967,130
City of Ontario, Community Facilities District No 45, 4.00%, 9/01/31	150,000	157,209
City of Palm Desert, Community Facilities District No 2021-1, Refunding, 3.00%, 9/01/31	100,000	93,649
City of Rancho Cordova, Community Facilities District No 2014-1, 4.00%, 9/01/28	215,000	224,821
City of Sacramento, Greenbriar Community Facilities District No 2018-03, 4.00%, 9/01/31	200,000	207,974
Corona-Norco Unified School District, Corona-Norco Unified School District Community Facilities District No 17-1, 4.00%, 9/01/34	105,000	109,465
County of Orange, Village of Esencia, No 2017-1, Series 2018A, 5.00%, 8/15/28	100,000	113,156
CSCDA Community Improvement Authority, 2.875%, 8/01/41	250,000	227,898
Elsinore Valley Municipal Water District, Community Facilities District No 2020, Series 2021A, 4.00%, 9/01/27	100,000	100,791
Irvine Unified School District, Series 2020A, 5.00%, 9/01/32	250,000	291,287
Jurupa Community Services District, 4.00%, 9/01/28	145,000	152,310
Marina Redevelopment Agency Successor Agency, Series 2020A, 4.00%, 9/01/32	135,000	140,232
Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/25	100,000	108,280
Poway Unified School District, 5.00%, 9/01/32	250,000	294,570
River Islands Public Financing Authority, Series 2021A-2, 4.00%, 9/01/30	200,000	205,177
Riverside Unified School District, 4.00%, 9/01/30	245,000	257,447
Romoland School District, Series 2020A, 4.00%, 9/01/33	140,000	145,512
Sacramento Municipal Utility District, Electric System Revenue, 5.00%, 8/15/30	250,000	302,976
Sierra View Local Health Care District, Tulare County, Refunding, 5.00%, 7/01/30	100,000	117,739
Three Rivers Levee Improvement Authority, Refunding, 4.00%, 9/01/31	100,000	104,717

		10,344,220

Colorado 2.2%
Colorado Educational & Cultural Facilities Authority, Golden View Classical Academy, Refunding, 4.00%, 1/01/32	200,000	213,425
Colorado Health Facilities Authority,
Christian Living Neighborhoods Obligated Group, Refunding, 4.00%, 1/01/29	100,000	102,854
Boulder Community Health Obligated Group, Refunding, 5.00%, 10/01/32	150,000	176,331
Series 2019A-1, 5.00%, 8/01/33	160,000	182,312
Grand County School District No 2 East Grand, 5.00%, 12/01/31	350,000	427,858
Regional Transportation District,
Refunding, 5.00%, 1/15/32	250,000	285,070
Sales Tax Revenue, Refunding, Series 2013A, 5.00%, 11/01/27	100,000	115,184
Southglenn Metropolitan District, Refunding, 5.00%, 12/01/30	100,000	102,257
Southlands Metropolitan District No 1, Refunding, Series 2017A-1, 3.50%, 12/01/27	100,000	100,232

		1,705,523

Connecticut 2.2%
Connecticut Housing Finance Authority, Refunding, Series 2016A-1, 2.875%, 11/15/30	150,000	150,008
Connecticut State Health & Educational Facilities Authority,
Series 2020A, 5.00%, 1/01/30	150,000	161,554
Series 2017I-1, 5.00%, 7/01/29	135,000	151,611
State of Connecticut, Social Bond, Sereis 2021B, 3.00%, 6/01/32	1,000,000	1,006,638
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, 4.00%, 4/01/31	200,000	199,401

		1,669,212

Delaware 0.1%
County of Kent, CHF-Dover LLC, 5.00%, 7/01/29	100,000	107,844

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Florida 15.6%
Artisan Lakes East Community Development District, Special Assessment, Series 2021-2, 2.30%, 5/01/26	195,000	$184,880
Astonia Community Development District, Assessment Area One Project, Special Assessment, 3.375%, 5/01/30	145,000	142,081
Avalon Groves Community Development District, Assessment Area 3, Special Assessment, 2.375%, 5/01/26	150,000	145,010
Avalon Park West Community Development District, Special Assessment, Refunding, 3.25%, 5/01/30	100,000	95,785
Avenir Community Development District, Assessment Area 2, Special Assessment, Series 2021A, 2.75%, 5/01/31	90,000	84,245
Babcock Ranch Community Independent Special District,
Assessment Area 2C, Special Assessment, 3.00%, 5/01/30	50,000	48,597
Assessment Area 3B, Special Assessment, 3.00%, 5/01/30	145,000	139,642
Bannon Lakes Community Development District, Special Assessment, 3.00%, 5/01/31	200,000	189,062
Belmond Reserve Community Development District, Special Assessment, Series 2020, 3.25%, 5/01/30	100,000	96,956
Berry Bay Community Development District, Assessment Area 1, Special Assessment, 3.125%, 5/01/31	100,000	94,673
Capital Projects Finance Authority, University Project, Series 2020A-1, 5.00%, 10/01/32	105,000	117,630
Capital Trust Agency, Inc.,
Liza Jackson Preparatory School, Inc., 4.00%, 8/01/30	100,000	103,636
Lutz Preparatory School, Inc., Refunding, 4.00%, 6/01/31	200,000	208,579
Educational Growth Fund LLC, 3.375%, 7/01/31	100,000	96,407
WFCS Holdings II LLC, Series 2021A, 3.30%, 1/01/31	150,000	133,685
3.00%, 7/01/31	125,000	116,613
Celebration Community Development District, Assessment Area One Project, Special Assessment, 2.25%, 5/01/26	105,000	99,484
CFM Community Development District, Special Assessment, 2.40%, 5/01/26	100,000	96,468
Coral Keys Homes Community Development District, Special Assessment, 3.125%, 5/01/30	165,000	158,844
Cordoba Ranch Community Development District, Special Assessment, Refunding, 3.00%, 5/01/31	100,000	93,044
Cordova Palms Community Development District, Special Assessment, 2.80%, 5/01/31	100,000	92,165
County of Osceola, Refunding, Series 2020A-2, zero cpn., 10/01/32	150,000	103,084
Crestview II Community Development District, Special Assessment, Refunding, 4.00%, 5/01/31	126,000	131,258
Cypress Bluff Community Development District, Special Assessment, Series 2020A, 3.125%, 5/01/30	60,000	57,530
DW Bayview Community Development District, Special Assessment, 3.00%, 5/01/32	100,000	92,083
East Bonita Beach Road Community Development District, Special Assessment, 3.00%, 5/01/32	100,000	91,261
East Nassau Stewardship District, Special Assessment, 2.40%, 5/01/26	100,000	96,630
Edgewater East Community Development District, Special Assessment, 3.10%, 5/01/31	100,000	95,857
Enbrook Community Development District, Special Assessment, 3.00%, 5/01/30	100,000	96,166
Entrada Community Development District, Special Assessment, 2.125%, 5/01/26	100,000	96,796
Epperson North Community Development District, Assessment Area 2, Special Assessment, 3.00%, 5/01/31	95,000	87,543
Florida Development Finance Corp, Brightline Trains Florida LLC, AMT, 6.75%, 12/01/56	250,000	242,738
Florida Development Finance Corp.,
Brightline Trains Florida LLC, AMT, VRDN, 6.375%, 1/01/49	175,000	175,435
Glenridge on Palmer Ranch Obligated Group, Refunding, 5.00%, 6/01/31	100,000	108,561
4.00%, 6/01/31	100,000	104,124
Shands Jacksonville Medical Center Obligated Group, Refunding, 5.00%, 2/01/38	1,000,000	1,126,978
Forest Lake Community Development District, Assessment Area 1 Project, Special Assessment, 3.25%, 5/01/30	145,000	141,532
Grand Oaks Community Development District, Special Assessment, 4.00%, 5/01/30	150,000	151,546
Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 3.25%, 5/01/30	100,000	96,495
Herons Glen Recreation District, Special Assessment, Refunding, 3.00%, 5/01/32	100,000	100,682

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Florida (continued)
	Hills of Minneola Community Development District,
	South Parcel Assessment Area, Special Assessment, 3.50%, 5/01/31	100,000	$97,447
	South Parcel Assessment Area, Special Assessment, 2.375%, 5/01/26	75,000	71,127
	Holly Hill Road East Community Development District, Assessment Area 3 Project, Special Assessment, 4.00%, 11/01/25	85,000	85,960
	Indigo Community Development District, 2021 Assessment Area, Phase A1, Special Assessment, 2.70%, 5/01/31	100,000	92,276
	Kindred Community Development District II,
	Special Assessment, 3.00%, 5/01/30	155,000	150,331
	Special Assessment, 2.20%, 5/01/26	70,000	67,683
	Kingman Gate Community Development District,
	Special Assessment, 3.125%, 6/15/30	110,000	108,206
	Special Assessment, 2.50%, 6/15/26	100,000	97,615
	Lakes of Sarasota Community Development District,
	Special Assessment, Series 2021A-1, 3.40%, 5/01/31	135,000	126,076
	Special Assessment, Series 2021B-1, 3.00%, 5/01/26	115,000	110,577
	Lakewood Ranch Stewardship District,
	Special Assessment, 3.125%, 5/01/30	60,000	58,194
	Special Assessment, 3.20%, 5/01/30	175,000	170,645
	Northeast Sector Project, Special Assessment, Refunding, 3.20%, 5/01/30	100,000	97,285
	Star Farms at Lakewood Ranch Proj-Phase 1/2, Special Assessment, 2.70%, 5/01/31	100,000	92,558
	Laurel Road Community Development District, Special Assessment, Series 2021A-1, 2.60%, 5/01/26	100,000	96,019
	Magnolia Park Community Development District, Special Assessment, Refunding, 4.00%, 5/01/31	47,000	48,958
	Meadow View at Twin Creeks Community Development District, Phase 4, Special Assessment, 3.00%, 5/01/31	75,000	68,496
	Miami Health Facilities Authority, Miami Jewish Health Systems Obligated Group, Refunding, 5.00%, 7/01/28	150,000	146,611
	Mirada Community Development District, Assessment Area Four, Special Assessment, 3.25%, 5/01/32	200,000	186,867
	Mirada II Community Development District, Special Assessment, 3.125%, 5/01/31	100,000	94,232
	North AR-1 Pasco Community Development District, Assessment Area Two, Special Assessment, Series 2021A, 3.25%, 5/01/31	100,000	91,942
	Old Hickory Community Development District, Special Assessment, 3.00%, 6/15/30	100,000	96,322
b	Orange County Health Facilities Authority, Presbyterian Retirement Communities Inc Obligated Group, Refunding , Series 2023A, 5.00%, 8/01/32	500,000	544,301
	Parkview at Long Lake Ranch Community Development District, Special Assessment, 3.125%, 5/01/30	100,000	96,661
	Parrish Plantation Community Development District, Special Assessment, 3.125%, 5/01/31	100,000	94,379
	Pine Ridge Plantation Community Development District, Subordinate Lien, Special Assessment, Refunding, Series 2020A-2, 3.30%, 5/01/30	150,000	145,434
	Preserve at South Branch Community Development District, Special Assessment, Series 2021, 3.00%, 5/01/31	100,000	94,422
	Reunion East Community Development District, Special Assessment, 2.85%, 5/01/31	100,000	91,511
	River Hall Community Development District,
	Assessment Area 3, Special Assessment, Series 2020A, 3.25%, 5/01/31	100,000	95,601
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/22	65,000	65,036
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/23	35,000	35,188
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/24	30,000	30,168
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/25	40,000	40,034
	Rivers Edge II Community Development District, Special Assessment, 3.00%, 5/01/31	100,000	91,570
	Rivers Edge III Community Development District, Special Assessment, 2.40%, 5/01/26	100,000	96,630
	Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 3.00%, 6/15/30	80,000	77,058
	Sanctuary Cove Community Development District, Special Assessment, 2.125%, 5/01/26	135,000	126,973

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Florida (continued)
Sandmine Road Community Development District,
Assessment Area One, Special Assessment, 3.125%, 5/01/30	100,000	$96,934
Assessment Area Two, Special Assessment, 2.30%, 11/01/26	50,000	47,362
Sandridge Community Development District, Special Assessment, Series 2021A1, 2.875%, 5/01/26	140,000	136,645
Sarasota National Community Development District, Special Assessment, Refunding, 3.50%, 5/01/31	100,000	100,370
Sawyers Landing Community Development District, Special Assessment, 3.75%, 5/01/31	150,000	148,743
Shingle Creek at Bronson Community Development District, Special Assessment, 3.10%, 6/15/31	100,000	94,205
Six Mile Creek Community Development District, Assessment Area 2, Phase 3, Special Assessment, 3.10%, 5/01/31	75,000	68,327
Stillwater Community Development District, 2021 Project, Special Assessment, 3.00%, 6/15/31	100,000	94,732
Summer Woods Community Development District, Assessment Area Three Project, Special Assessment, 3.15%, 5/01/31	75,000	68,865
Tamarindo Community Development District, Special Assessment, 3.00%, 5/01/31	100,000	92,176
Timber Creek Southwest Community Development District, Special Assessment, Series 2020, 3.00%, 6/15/30	150,000	143,642
Tohoqua Community Development District,
Special Assessment, 2.875%, 5/01/31	100,000	93,209
Special Assessment, 2.50%, 5/01/26	140,000	135,969
Tradition Community Development District No 9, Special Assessment, 2.70%, 5/01/31	100,000	92,569
Trevesta Community Development District, Special Assessment, 3.25%, 5/01/30	100,000	96,407
V-Dana Community Development District,
Assessment Area One, Special Assessment, 3.50%, 5/01/31	150,000	147,223
Assessment Area One-2021 Project, Special Assessment, Series 2021P, 3.125%, 5/01/31	100,000	94,717
Veranda Community Development District II, Special Assessment, Refunding, 3.10%, 5/01/31	100,000	94,741
Viera Stewardship District, Village 2, Special Assessment, Series 2021, 2.80%, 5/01/31	130,000	119,909
Village Community Development District No 13, Limited Offering, Special Assessment, 3.00%, 5/01/29	100,000	99,018
West Villages Improvement District, Unit of Development No 7, Special Assessment, 3.125%, 5/01/31	100,000	95,339
Windward Community Development District, Special Assessment, Series 2020A-1, 3.65%, 5/01/30	100,000	98,397

		11,973,677

Georgia 5.0%
Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association, Inc., Series 2005B, Daily, VRDN, 0.37%, 7/01/35	100,000	100,000
Development Authority of Rockdale County, AHPC Terraces at Fieldstone LLC, Series 2021B-S, 4.50%, 12/01/36	100,000	87,905
George L Smith II Congress Center Authority, Signia Hotel Management LLC, 3.625%, 1/01/31	350,000	335,672
Main Street Natural Gas, Inc.,
Series 2021C, VRDN, 4.00%, 5/01/52	500,000	527,867
Series 2022A, VRDN, 4.00%, 9/01/52	1,000,000	1,061,772
Series 2019A, 5.00%, 5/15/29	100,000	110,803
Gas Supply Revenue, Sereis 2022C, VRDN, 4.00%, 8/01/52	1,500,000	1,539,368
Municipal Electric Authority of Georgia, Refunding, Series 2019A, 5.00%, 1/01/33	100,000	114,271

		3,877,658

Guam 0.2%
Guam Government Waterworks Authority, Refunding, 5.00%, 7/01/30	125,000	138,219

Illinois 5.0%
Chicago Park District, Refunding, Series 2020F-2, 5.00%, 1/01/31	100,000	115,526
City of Berwyn, Refunding, Series 2022B, 4.00%, 12/01/41	1,000,000	1,079,616
City of Chicago, zero cpn., 1/01/31	525,000	389,700

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority,
[a] 2018 Blue Island LLC, 4.25%, 12/01/28	100,000	$200
Lifespace Communities, Inc. Obligated Group, Refunding, Series 2015A, 5.00%, 5/15/24	245,000	256,908
Refunding, 4.00%, 10/01/31	180,000	182,559
Metropolitan Pier & Exposition Authority,
McCormick Project, Refunding, zero cpn., 6/15/28	100,000	80,878
McCormick Project, zero cpn., 12/15/32	85,000	56,820
Railsplitter Tobacco Settlement Authority, 5.00%, 6/01/27	100,000	109,250
Southwestern Illinois Development Authority, Madison County Community Unit School District No 7 Edwardsville, Refunding, zero cpn., 12/01/24	245,000	227,804
State of Illinois,
Series 2017C, 5.00%, 11/01/29	200,000	220,282
Series 2020B, 5.00%, 10/01/31	150,000	169,101
Refunding, Series 2016B, 5.00%, 10/01/31	100,000	110,229
5.50%, 5/01/30	175,000	203,488
Series 2021B, 3.00%, 12/01/41	500,000	424,495
Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	125,000	115,747
Village of Villa Park, Garden Station Redevelopment Area, zero cpn, 12/31/38	100,000	76,612

		3,819,215

Indiana 0.6%
City of Goshen, Green Oaks of Goshen LLC, 4.75%, 8/01/24	130,000	125,621
City of Jeffersonville, Vivera Senior Living of Columbus LLC, Series 2020A, 4.75%, 11/01/30	100,000	94,857
Indiana Finance Authority, Ohio Valley Electric Corp., Series 2012C, 3.00%, 11/01/30	150,000	140,545
Indiana Housing & Community Development Authority, Vita of Marion LLC, Series 2021A, 5.00%, 4/01/31	100,000	95,703

		456,726

Kansas 0.2%
City of Manhattan, Meadowlark Hills Retirement Community Obligated Group, Refunding, Series 2021A, 4.00%, 6/01/28	170,000	175,141

Kentucky 2.9%
City of Berea, Berea College, Series 2003B, Daily, VRDN, 0.38%, 6/01/29	300,000	300,000
County of Owen, Refunding, VRDN, 2.45%, 6/01/39	100,000	99,692
Kentucky Public Energy Authority, Kentucky Public Energy Authority, Series 2022A2, Daily, VRDN, 1.381%, 8/01/52	625,000	617,232
Louisville/Jefferson County Metropolitan Sewer District, Green Bond, Refunding, Series 2022A, 4.00%, 5/15/34	1,000,000	1,128,646
Louisville/Jefferson County Metropolitan Government, Refunding, 4.00%, 5/01/29	100,000	101,504

		2,247,074

Louisiana 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority,
3.90%, 11/01/44	190,000	171,686
5.00%, 7/01/29	100,000	99,992
Patriot Services Group Obligated Group, 5.25%, 10/01/32	145,000	136,551
Port New Orleans Board of Commissioners, AMT, Series 2020E, 5.00%, 4/01/34	100,000	114,067

		522,296

Maryland 0.8%
City of Baltimore, Refunding, 3.25%, 6/01/31	100,000	96,604
County of Frederick, Oakdale-Lake Linganore Development District, 3.25%, 7/01/29	140,000	138,772
Maryland Economic Development Corp., Ports America Chesapeake LLC, Refunding, Series 2017A, 5.00%, 6/01/27	100,000	112,252

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority,
Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	145,000	$154,335
Refunding, 5.00%, 6/01/30	100,000	112,977

		614,940

Massachusetts 0.4%
Massachusetts Development Finance Agency,
Foxborough Regional Charter School, Refunding, 5.00%, 7/01/27	100,000	105,552
Wellforce Obligated Group, Refunding, Series 2020C, 5.00%, 10/01/30	200,000	237,592

		343,144

Michigan 0.9%
Grand Rapids Economic Development Corp., Refunding, 4.00%, 11/01/27	100,000	104,053
Kalamazoo Economic Development Corp., Refunding, 5.00%, 8/15/31	115,000	120,693
Michigan Finance Authority,
Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/27	190,000	197,133
Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/32	285,000	296,593

		718,472

Minnesota 0.9%
City of Eagan, Series 2018A, 4.00%, 2/01/26	100,000	107,416
County of Mille Lacs, Series 2018A, 3.00%, 2/01/24	135,000	137,406
Duluth Economic Development Authority, Refunding, 4.00%, 7/01/31	125,000	126,169
Housing & Redevelopment Authority of The City of St Paul Minnesota, Episcopal Homes Obligated Group, Refunding, 4.00%, 11/01/33	135,000	129,547
Northern Municipal Power Agency, Refunding, 5.00%, 1/01/36	100,000	110,779
St Louis Park Independent School District No 283, Series 2018A, 5.00%, 2/01/25	100,000	108,436

		719,753

Mississippi 0.5%
Mississippi Development Bank, Magnolia Regional Health Center, Refunding, 5.00%, 10/01/31	150,000	171,671
Mississippi Home Corp.,
Patriot Services Group Obligated Group, 3.50%, 6/01/33	100,000	88,065
Patriot Services Group Pascagoula Portfolio II Obligated Group, 3.65%, 6/01/33	100,000	89,352

		349,088

Missouri 1.8%
Cape Girardeau County Industrial Development Authority, SoutheastHEALTH Obligated Group, 5.00%, 3/01/29	130,000	144,080
City of Maryland Heights, Westport Plaza Redevelopment, 3.625%, 11/01/31	90,000	86,364
Missouri Development Finance Board, City of Independence, Refunding, 5.00%, 3/01/30	930,000	1,040,023
St Louis County Industrial Development Authority, Refunding, 5.00%, 9/01/27	100,000	108,509

		1,378,976

Montana 0.1%
Cascade County High School District A Great Falls, 5.00%, 7/01/25	100,000	108,952

Nevada 1.2%
City of Carson City, 5.00%, 9/01/28	115,000	128,494
City of Las Vegas,
Special Improvement District No 611, Special Assessment, 3.50%, 6/01/31	160,000	158,181
Special Assessment, 4.00%, 12/01/22	95,000	95,836
Special Assessment, 2.50%, 6/01/29	200,000	185,340
Tahoe-Douglas Visitors Authority, 5.00%, 7/01/31	250,000	272,601
Washoe County School District, Series 2017C, 5.00%, 10/01/26	100,000	112,243

		952,695

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
New Hampshire 0.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Obligated Group, Refunding, Series 2017A, 5.00%, 7/01/27	100,000	$114,466

New Jersey 2.8%
New Jersey Economic Development Authority,
AMT, Refunding, VRDN, 2.20%, 10/01/39	100,000	96,792
5.00%, 7/01/32	100,000	105,023
5.00%, 6/15/31	200,000	228,924
New Jersey Educational Facilities Authority, Seton Hall University, Series 2016C, 5.00%, 7/01/29	240,000	258,862
New Jersey Transportation Trust Fund Authority,
Refunding, 5.00%, 12/15/28	100,000	113,025
Transportation Program Bonds, Sereis 2022BB, 5.00%, 6/15/34	1,000,000	1,145,716
Pinelands Regional School District, 3.00%, 8/01/27	100,000	101,629
State of New Jersey, Series 2020A, 4.00%, 6/01/31	100,000	109,177

		2,159,148

New York 3.8%
Metropolitan Transportation Authority,
Green Bond, Series 2017C-1, 5.00%, 11/15/28	270,000	302,148
Green Bond, Series 2017C-1, 5.00%, 11/15/30	730,000	810,099
New York State Dormitory Authority, St Joseph’s College, 5.00%, 7/01/30	65,000	73,390
New York Transportation Development Corp.,
Laguardia Gateway Partners LLC, Term B, AMT, 5.00%, 7/01/30	100,000	105,762
AMT, 5.25%, 8/01/31	95,000	103,612
Delta Air Lines, Inc., AMT, 4.00%, 10/01/30	125,000	129,775
AMT, Refunding, 5.00%, 12/01/30	100,000	111,953
Refunding, 5.00%, 12/01/30	100,000	113,640
AMT, 2.25%, 8/01/26	150,000	144,816
State of New York Mortgage Agency, AMT, Series 2018-212, 2.95%, 4/01/25	1,000,000	1,010,074

		2,905,269

North Carolina 1.4%
Charlotte-Mecklenburg Hospital Authority,
Atrium Health Obligated Group, Series 2018G, Daily, VRDN, .34%, 1/15/48	500,000	500,000
Atrium Health Obligated Group, Refunding, Series 2007B, Daily, VRDN, .34%, 1/15/38	500,000	500,000
North Carolina Medical Care Commission, 5.00%, 10/01/27	100,000	107,515

		1,107,515

North Dakota 0.1%
County of Grand Forks, Red River Biorefinery LLC, AMT, 6.625%, 12/15/31	125,000	79,391

Ohio 1.6%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Refunding, 4.00%, 11/15/33	150,000	160,134
County of Franklin,
Nationwide Children’s Hospital, Inc., 5.00%, 11/01/28	100,000	114,505
Trinity Health Corp Obligated Group, Series 2019A, 5.00%, 12/01/31	100,000	116,378
Wesley Communities Obligated Group, Refunding, 5.00%, 11/15/30	100,000	107,448
[b] Ohio Living Obligated Group, Refunding, 4.00%, 7/01/33	200,000	204,420
County of Hamilton, UC Health Obligated Group, 5.00%, 9/15/33	100,000	116,452
Franklin County Convention Facilities Authority, 5.00%, 12/01/30	100,000	108,357
Ohio Air Quality Development Authority, AMT, 3.75%, 1/15/28	100,000	104,655
State of Ohio, Refunding, 5.00%, 11/15/33	200,000	229,670

		1,262,019

Oregon 1.0%
Medford Hospital Facilities Authority, Asante Health System Obligated Group, Series 2020A, 5.00%, 8/15/33	200,000	234,467

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority, PeaceHealth Obligated Group, Refunding, Series 2018B, Daily, VRDN, 0.35%, 8/01/34	500,000	$500,000

		734,467

Pennsylvania 2.1%
Allegheny County Higher Education Building Authority, Robert Morris University, 5.00%, 10/15/26	100,000	106,821
Allentown Neighborhood Improvement Zone Development Authority, 5.00%, 5/01/28	100,000	110,315
Bucks County Industrial Development Authority, Grand View Hospital/Sellersville PA Obligated Group, 5.00%, 7/01/32	150,000	173,150
Franklin County Industrial Development Authority, 5.00%, 12/01/28	100,000	107,891
Luzerne County Industrial Development Authority, Pennsylvania-American Water Co., AMT, Refunding, VRDN, 2.45%, 12/01/39	100,000	100,728
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Series 2017A, 3.375%, 11/15/33	125,000	128,708
Philadelphia Authority for Industrial Development,
MaST Community Charter School II, 5.00%, 8/01/30	150,000	164,811
Philadelphia Electrical & Technology Charter High School, 4.00%, 6/01/31	100,000	103,130
Redevelopment Authority of the City of Philadelphia, Social Bond, Series 2021A, 2.799%, 9/01/33	500,000	471,518
Westmoreland County Industrial Development Authority, Excela Health Obligated Group, Refunding, Series 2020A, 5.00%, 7/01/30	100,000	118,064

		1,585,136

Puerto Rico 3.5%
Commonwealth of Puerto Rico,
Series 2021A1, 5.25%, 7/01/23	10,754	11,019
Series 2021A1, 5.375%, 7/01/25	10,723	11,323
Series 2021A1, 5.625%, 7/01/27	10,626	11,618
Series 2021A1, 5.625%, 7/01/29	10,454	11,679
Series 2021A1, 5.75%, 7/01/31	10,154	11,591
Series 2021A1, 4.00%, 7/01/33	9,628	9,424
Series 2021A1, 4.00%, 7/01/35	8,655	8,378
Series 2021A1, 4.00%, 7/01/37	7,428	7,156
Series 2021A1, 4.00%, 7/01/41	10,099	9,628
Series 2021A1, 4.00%, 7/01/46	110,503	104,422
Series 2021A, zero cpn., 7/01/24	4,953	4,523
Series 2021A, zero cpn., 7/01/33	12,391	7,175
VRDN, zero cpn, 11/01/43	48,075	25,900
GDB Debt Recovery Authority of Puerto Rico, 7.50%, 8/20/40	375,890	353,337
Puerto Rico Electric Power Authority,
Refunding, Series 2007VV, 5.25%, 7/01/27	170,000	177,007
Refunding, Series 2007VV, 5.25%, 7/01/32	175,000	180,898
Puerto Rico Highway & Transportation Authority,
Refunding, Series 2007CC, 5.25%, 7/01/32	200,000	209,576
Series 2007CC, 5.50%, 7/01/28	155,000	165,212
Refunding, Series 2007CC, 5.50%, 7/01/29	250,000	266,593
Puerto Rico Infrastructure Financing Authority,
F, zero cpn, 7/01/27	100,000	99,843
F, zero cpn, 7/01/29	320,000	228,228
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series 2018A-1, zero cpn., 7/01/31	1,009,000	748,103

		2,662,633

South Carolina 0.5%
County of Richland, Village at Sandhill Improvement District, Special Assessment, Refunding, 3.00%, 11/01/26	100,000	95,170
Patriots Energy Group, Refunding, 4.00%, 6/01/33	100,000	107,587

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority,
AHPC Vista Towers 2021 LLC, 3.65%, 12/01/36	100,000	$87,223
Orchard Pk and Willowbrook Apartment, 3.65%, 12/01/36	100,000	87,318

		377,298

Tennessee 1.9%
City of Lawrenceburg, Refunding, 2.50%, 6/01/27	100,000	100,390
Metropolitan Government of Nashville & Davidson County, Refunding, 4.00%, 7/01/29	100,000	108,856
Metropolitan Nashville Airport Authority, Subordinate, AMT, Series 2019B, 5.00%, 7/01/30	100,000	115,491
Tennessee Energy Acquisition Corp., Series 2021A, VRDN, 5.00%, 5/01/52	1,000,000	1,144,966

		1,469,703

Texas 12.9%
Arlington Higher Education Finance Corp., Riverwalk Education Foundation, Inc., 4.00%, 8/15/33	100,000	109,008
City of Cedar Park, Refunding, 5.00%, 2/15/24	100,000	105,646
City of Celina,
Special Assessment, 3.625%, 9/01/30	125,000	119,776
Special Assessment, Refunding, 4.00%, 9/01/30	190,000	194,389
Wells North Public Improvement District, Special Assessment, 3.25%, 9/01/30	180,000	172,065
Edgewood Creek Public Improvement District, Special Assessment, 3.75%, 9/01/31	180,000	169,996
The Parks at Wilson Creek Public Improvement District, Special Assessment, 3.25%, 9/01/31	110,000	101,774
Sutton Fields II Public Improvement District, Special Assessment, 2.875%, 9/01/27	100,000	95,288
City of Crandall, Special Assessment, 4.75%, 9/15/31	100,000	94,617
City of Fate,
Williamsburg East Public Improvement District, Special Assessment, 3.375%, 8/15/30	145,000	138,956
Monterra Public Improvement District, Special Assessment, 2.75%, 8/15/26	97,000	93,353
City of Garland, Refunding, 5.00%, 2/15/27	100,000	113,357
City of Horseshoe Bay, Escondido Public Improvement District, Special Assessment, Refunding, 3.00%, 10/01/30	140,000	134,049
City of Kyle,
[b] Plum Creek North Public Improvement District, Special Assessment, 4.375%, 9/01/32	215,000	216,040
Creeks Public Improvement District, Special Assessment, 2.75%, 9/01/26	100,000	94,743
City of Lago Vista,
Tessera on Lake Travis Public Improvement District, Special Assessment, Refunding, 5.00%, 9/01/30	140,000	139,488
Special Assessment, Refunding, 3.125%, 9/01/30	130,000	124,411
City of Leander, Oak Creek Public Improvement District, Special Assessment, Refunding, 3.25%, 9/01/32	100,000	98,004
City of Liberty Hill, Summerlyn West Public Improvement District, Special Assessment, 3.125%, 9/01/30	75,000	71,566
City of Oak Point, Special Assessment, 3.25%, 9/01/30	155,000	148,478
City of Princeton,
Special Assessment, 3.25%, 9/01/30	100,000	96,030
Winchester Public Improvement District, Special Assessment, 2.875%, 9/01/31	100,000	94,286
City of Royse City, Creekshaw Public Improvement District, Special Assessment, 3.125%, 9/15/25	150,000	148,220
City of Tomball, Raburn Reserve Public Improvement District, Special Assessment, 3.375%, 9/15/30	100,000	95,521
County of Hays, La Cima Public Improvement District, Special Assessment, 3.25%, 9/15/30	150,000	142,622
County of Medina, Woodlands Public Improvement District IA#1 Project, Special Assessment, 3.50%, 9/01/26	100,000	95,738
Ector County Hospital District, Refunding, 5.00%, 9/15/31	100,000	111,271
Hidalgo County Regional Mobility Authority, Senior Lien, Series 2022A, 5.00%, 12/01/33	350,000	393,306
La Joya Independent School District, 5.00%, 2/15/26	1,415,000	1,561,606
Lower Colorado River Authority, Refunding, 5.00%, 5/15/32	1,000,000	1,203,916

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp.,
5.00%, 4/01/29	100,000	$113,155
4.00%, 1/01/29	100,000	95,100
CHF-Collegiate Housing College Station I LLC, 5.00%, 4/01/29	100,000	102,861
5.00%, 4/01/31	30,000	33,299
4.00%, 4/01/22	80,000	80,000
North Parkway Municipal Management District No 1,
Special Assessment, 4.25%, 9/15/31	152,000	152,973
Legacy Hills Public Improvement District, Special Assessment, 3.625%, 9/15/31	50,000	48,383
Port Freeport,
AMT, Series 2019A, 5.00%, 6/01/31	100,000	113,595
AMT, 5.00%, 6/01/32	855,000	972,185
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding, 5.00%, 12/15/30	1,400,000	1,568,886
Viridian Municipal Management District,
Viridian Public Improvement District, Special Assessment, 2.375%, 12/01/25	53,000	50,965
Special Assessment, 2.875%, 12/01/30	100,000	92,325

		9,901,247

Utah 0.6%
City of Provo, Refunding, 4.00%, 1/01/23	100,000	101,947
Military Installation Development Authority, Series 2021A-2, 4.00%, 6/01/36	250,000	225,378
Utah State Building Ownership Authority, Master Lease Program, 2.50%, 5/15/27	100,000	100,559

		427,884

Vermont 0.1%
Vermont Public Power Supply Authority, Refunding, Series 2017A, 5.00%, 7/01/28	100,000	111,809

Virginia 1.3%
Peninsula Town Center Community Development Authority, Special Assessment, Refunding, 4.50%, 9/01/28	100,000	100,952
Virginia Small Business Financing Authority,
National Senior Campuses, Inc.Obligated Group, Refunding, 5.00%, 1/01/33	100,000	111,200
[b] Elizabeth River Crossings OpCo LLC, AMT, Refunding, 4.00%, 7/01/32	750,000	787,592

		999,744

Washington 1.3%
City of Seattle, 4.00%, 7/01/28	100,000	109,005
Skagit County Public Hospital District No 1, Refunding, 5.00%, 12/01/29	100,000	110,858
Spokane County School District No 356 Central Valley, 5.00%, 12/01/26	100,000	113,202
University of Washington, Series 2016A, 5.00%, 12/01/26	100,000	113,012
Washington Health Care Facilities Authority, 3.00%, 12/01/34	125,000	125,779
Washington State Housing Finance Commission,
Presbyterian Retirement Communities Northwest Obligated Group, Series 2019A, 5.00%, 1/01/34	100,000	103,805
Spokane United Methodist Homes Obligated Group, 5.00%, 1/01/32	100,000	101,883
eliseo Obligated Group, Series 2021A, 4.00%, 1/01/31	100,000	98,472
Madison at Rivers Edge Apartments LLC, 3.65%, 1/01/37	100,000	87,268

		963,284

Wisconsin 2.2%
City of Brookfield, Refunding, 3.00%, 12/01/25	115,000	119,073
Public Finance Authority,
Refunding, 4.00%, 3/01/27	55,000	56,304
Refunding, 5.00%, 10/01/29	100,000	109,396
Friends Homes Obligated Group, Refunding, 4.00%, 9/01/29	100,000	105,305
Refunding, 5.00%, 10/01/24	100,000	104,449
Refunding, 5.00%, 1/01/30	250,000	292,790
VRDN, 3.50%, 12/01/50	100,000	89,334
Signature Preparatory, 5.00%, 6/15/31	120,000	123,721

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Wisconsin (continued)
Refunding, 4.00%, 7/01/31	100,000	$93,723
Affordable Housing Preservation Corp., 5.25%, 12/01/22	100,000	99,338
Ocean Academy Charter School, 4.00%, 10/15/31	100,000	97,216
Wisconsin Center District, Series 2020C, zero cpn., 12/15/30	365,000	271,634
Wisconsin Health & Educational Facilities Authority, St John’s Communities, Inc. Obligated Group, Series 2018A, 4.00%, 9/15/27	100,000	103,144

		1,665,427

Total Investments (Cost $77,838,921) 96.4%		74,158,707
Other Assets, less Liabilities 3.6%		2,749,714

Net Assets 100.0%		$76,908,421

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 11 regarding defaulted securities.

bSecurity purchased on a when-issued basis.

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Financial Highlights

Franklin Liberty Federal Tax-Free Bond ETF

	Year Ended March 31,

	2022	2021		2020		2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.86	$26.07		$25.20		$24.34	$25.00

Income from investment operations[b]:

Net investment income[c]	0.36	0.40		0.46		0.67	0.30

Net realized and unrealized gains (losses)	(1.79)	0.94		1.02		0.85	(0.66)

Total from investment operations	(1.43)	1.34		1.48		1.52	(0.36)

Less distributions from net investment income	(0.44)	(0.55)		(0.61)		(0.66)	(0.30)

Net asset value, end of year	$24.99	$26.86		$26.07		$25.20	$24.34

Total return[d]	(5.44)%	5.16%		5.92%		6.38%	(1.45)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	0.78%		1.00%		2.05%	1.71%

Expenses net of waiver and payments by affiliates	0.30%	0.30%		0.30%		0.30%	0.30%

Net investment income	1.34%	1.50%		1.77%		2.74%	2.11%

Supplemental data

Net assets, end of year (000’s)	$104,939	$126,221		$28,674		$8,820	$7,302

Portfolio turnover rate[f]	48.41% [g]	11.86%	[g]	17.21%	[g]	21.21%	5.00%

aFor the period August 31, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	48.41%	11.86%	17.21%

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Schedule of Investments, March 31, 2022

Franklin Liberty Federal Tax-Free Bond ETF

	Principal Amount*	Value
Municipal Bonds 98.5%
Alabama 1.5%
Black Belt Energy Gas District,
Refunding, 4.00%, 12/01/23	435,000	$447,778
Refunding, 4.00%, 12/01/24	475,000	494,867
City of Huntsville, Series 2019A, 5.00%, 5/01/37	250,000	292,917
County of Mobile, Gomesa Projects, 4.00%, 11/01/45	400,000	364,597

		1,600,159

Alaska 0.2%
Borough of Matanuska-Susitna, State of Alaska Department of Administration, Refunding, 4.00%, 9/01/30	150,000	156,245

Arizona 1.0%
City of Phoenix Civic Improvement Corp., Wastewater Revenue, Series 2018A, 5.00%, 7/01/25	100,000	109,281
Glendale Industrial Development Authority, 4.00%, 5/15/31	400,000	415,523
Maricopa County Union High School District No 210-Phoenix, Series 2020C, 4.00%, 7/01/36	455,000	500,262

		1,025,066

California 20.9%
Alameda Corridor Transportation Authority, Subordinate Lien, Refunding, Series 2016A, 5.00%, 10/01/22	925,000	940,948
California Community Choice Financing Authority,
Green Bond, Series 2021B-1, VRDN, 4.00%, 2/01/52	3,850,000	4,168,315
Green Bond, VRDN, 4.00%, 10/01/52	2,500,000	2,644,139
California Infrastructure & Economic Development Bank, California Science Center Foundation, 4.00%, 5/01/46	1,000,000	1,056,827
California Municipal Finance Authority,
CHF-Davis II LLC, 4.00%, 5/15/40	1,000,000	1,042,129
Northbay Healthcare Group Obligated Group, Refunding, 5.00%, 11/01/26	790,000	868,344
City of Los Angeles, Department of Airports Customer Facility Charge Revenue, 4.058%, 5/15/37	1,000,000	998,582
Clovis Unified School District, Refunding, zero cpn., 8/01/35	200,000	127,975
Konocti Unified School District, Series 2004C, zero cpn., 8/01/28	150,000	122,179
Los Angeles County Metropolitan Transportation Authority, 4.00%, 6/01/35	2,785,000	3,051,572
Peninsula Corridor Joint Powers Board/CA, Series 2022A, 5.00%, 6/01/38	1,000,000	1,195,013
Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/37	100,000	110,115
San Diego Association of Governments, Green Bond, 5.00%, 11/15/24	2,000,000	2,095,620
San Diego County Regional Airport Authority, Subordinate Bond, AMT, Series 2021B, 4.00%, 7/01/46	2,000,000	2,053,989
Sierra View Local Health Care District, Refunding, 4.00%, 7/01/26	500,000	533,003
South Tahoe Joint Powers Financing Authority, Project Area 1, Refunding, Series 2017A, 5.00%, 10/01/30	100,000	111,846
Three Rivers Levee Improvement Authority,
Community Facilities District No 2006-1, Refunding, 4.00%, 9/01/27	250,000	260,790
Refunding, 4.00%, 9/01/29	250,000	262,074
Refunding, 4.00%, 9/01/31	200,000	209,435
University of California, Limited Project, Series 2017M, 5.00%, 5/15/34	100,000	112,992

		21,965,887

Colorado 2.9%
Board of Governors of Colorado State University System, Refunding, Series 2017A, 4.00%, 3/01/35	115,000	123,361
City of Westminster, Refunding, 5.00%, 12/01/30	200,000	241,741
Denver Convention Center Hotel Authority, Senior, Refunding, 5.00%, 12/01/23	880,000	918,339
Regional Transportation District, Refunding, 5.00%, 1/15/32	250,000	285,070
Sterling Ranch Community Authority Board, Refunding, Series 2020A, 3.375%, 12/01/30	25,000	25,167
University of Colorado, Refunding, VRDN, 2.00%, 6/01/51	1,500,000	1,486,001

		3,079,679

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SCHEDULE OF INVESTMENTS

Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Connecticut 1.3%
Connecticut State Health & Educational Facilities Authority, Refunding Series 2014B, VRDN, 1.80%, 7/01/49	225,000	$224,214
Hartford County Metropolitan District, Clean Water Project Revenue, Refunding, Series 2021A, 4.00%, 2/01/39	745,000	819,630
State of Connecticut, Series 2015A, 5.00%, 8/01/31	320,000	346,007

		1,389,851

Delaware 0.3%
University of Delaware, 5.00%, 11/01/37	250,000	292,739

District of Columbia 2.1%
District of Columbia Water & Sewer Authority,
Sub Series 2019A, 4.00%, 10/01/49	475,000	509,151
Sub Series 2022B, 5.00%, 10/01/34	500,000	612,641
Washington Metropolitan Area Transit Authority, Green Bond, Series 2021A, 4.00%, 7/15/34	1,000,000	1,109,394

		2,231,186

Florida 0.8%
City of Gainesville, Utilities System Revenue, Series 2017A, 5.00%, 10/01/36	250,000	283,633
City of Pompano Beach, John Knox Village of Florida, Inc. Obligated Group, 3.50%, 9/01/30	250,000	247,300
County of Sarasota, 5.00%, 10/01/34	250,000	298,316

		829,249

Georgia 1.5%
City of Atlanta, Department of Aviation, Series 2019A, 5.00%, 7/01/34	175,000	202,418
Cobb County Kennestone Hospital Authority, WellStar Health System Obligated Group, 3.00%, 4/01/37	910,000	882,996
Main Street Natural Gas, Inc.,
Series 2018A, VRDN, 4.00%, 4/01/48	100,000	102,751
Series 2018B, Monthly, VRDN, .904%, 4/01/48	425,000	424,236

		1,612,401

Hawaii 0.3%
State of Hawaii, Refunding, Series 2016B, 5.00%, 1/01/29	255,000	284,578

Illinois 6.2%
Chicago Transit Authority Capital Grant Receipts, Section 5307, Refunding, 5.00%, 6/01/28	1,000,000	1,152,835
Illinois Finance Authority,
Refunding, Monthly, VRDN, .657%, 11/01/34	285,000	284,690
State of Illinois Water Revolving Fund – Clean Water Program, 4.00%, 7/01/38	1,000,000	1,096,215
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Series 2021B, 5.00%, 12/01/33	1,500,000	1,792,852
Northern Illinois University,
Refunding, 5.00%, 10/01/25	325,000	353,879
Refunding, 5.00%, 10/01/26	295,000	327,109
State of Illinois,
Series 2019B, 4.00%, 11/01/38	200,000	203,332
5.50%, 5/01/30	100,000	116,279
5.50%, 5/01/39	250,000	282,770
Refunding, 5.00%, 2/01/28	700,000	765,057
Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	150,000	138,896

		6,513,914

Indiana 2.6%
East Allen Multi School Building Corp., East Allen County Schools, 5.00%, 1/15/38	250,000	280,126
Indianapolis Local Public Improvement Bond Bank,
5.00%, 1/15/27	610,000	689,389
5.00%, 7/15/27	450,000	512,818
Refunding, 5.00%, 1/01/52	1,000,000	1,193,208

		2,675,541

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Iowa 0.1%
Iowa Tobacco Settlement Authority, Refunding, Class A, Series 2021B-1, 0.375%, 6/01/30	140,000	$139,704

Kentucky 2.5%
Kentucky Municipal Power Agency, Prairie State Project, Refunding, 5.00%, 9/01/34	285,000	314,392
Louisville/Jefferson County Metropolitan Sewer District, Green Bond, Refunding , Series 2022A, 4.00%, 5/15/34	2,000,000	2,257,293

		2,571,685

Louisiana 4.3%
City of New Orleans, Series 2020B, 5.00%, 6/01/30	800,000	938,951
Louisiana Local Government Environmental Facilities & Community Development Authority,
Parish of St Bernard LA, 4.00%, 11/01/45	1,000,000	891,673
Parish of St Chareles LA, 4.50%, 11/01/47	1,000,000	937,844
Parish of St John LA, 3.90%, 11/01/44	500,000	451,805
State of Louisiana, Series 2017B, 4.00%, 10/01/34	240,000	257,058
Terrebonne Levee & Conservation District, Series 2020B, 4.00%, 6/01/39	1,000,000	1,055,142

		4,532,473

Maine 0.2%
Maine Municipal Bond Bank, Series 2017C, 5.00%, 11/01/31	135,000	154,353

Maryland 0.9%
County of Prince George’s, Series 2017A, 3.00%, 9/15/32	100,000	102,663
Maryland Community Development Administration, Series 2021C, 0.375%, 7/01/23	500,000	490,538
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	365,000	388,499

		981,700

Massachusetts 4.5%
Massachusetts Clean Energy Cooperative Corp., Green Bond, 2.135%, 7/01/29	1,295,000	1,215,391
Massachusetts Development Finance Agency,
Springfield College, Green Bond, 5.00%, 6/01/26	420,000	454,287
Springfield College, Green Bond, 5.00%, 6/01/27	440,000	482,058
Beth Israel Lahey Health Obligated Group, Refunding, Series 2016I, 5.00%, 7/01/34	490,000	539,302
Massachusetts Housing Finance Agency, Sustainability Bond, Series 2021B-1, 2.60%, 12/01/41	2,000,000	1,749,314
Town of Braintree, 4.00%, 6/01/32	250,000	275,528

		4,715,880

Michigan 0.1%
Michigan Finance Authority, Tobacco Settlement Revenue, Refunding, Class 2, Series 2020B-1, 1.25%, 6/01/30	115,000	110,093

Minnesota 0.8%
City of Center City, Refunding, 4.00%, 11/01/34	125,000	133,674
Minnesota Higher Education Facilities Authority, Macalester College, 3.00%, 3/01/35	500,000	504,964
Northern Municipal Power Agency, Refunding, 5.00%, 1/01/36	100,000	110,779
Southern Minnesota Municipal Power Agency, Series 2017A, 5.00%, 1/01/31	100,000	113,299

		862,716

Mississippi 0.6%
Mississippi Development Bank, County of Jackson Project, 3.625%, 11/01/36	400,000	364,878
Mississippi Home Corp., Patriot Services Group Obligated Group, 5.20%, 6/01/36	280,000	258,149

		623,027

Missouri 0.9%
Health & Educational Facilities Authority of the State of Missouri, St Luke’s Episcopal-Presbyterian Hospitals Obligated Group, 4.00%, 12/01/35	755,000	808,232
Park Hill School District of Platte County, 3.00%, 3/01/33	100,000	101,863

		910,095

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
New Hampshire 0.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Obligated Group, Refunding, Series 2017A, 5.00%, 7/01/27	100,000	$114,466

New Jersey 4.1%
New Jersey Economic Development Authority,
Refunding, Series 2019A, VRDN, 5.25%, 4/01/28	1,000,000	1,135,292
State of New Jersey Department of the Treasury, Refunding, Weekly, VRDN, 2.11%, 3/01/28	1,000,000	1,008,892
New Jersey Transportation Trust Fund Authority,
Series 2006C, zero cpn.,12/15/29	870,000	687,260
5.00%, 6/15/34	1,000,000	1,113,575
Newark Board of Education, Sustainability Bonds, 5.00%, 7/15/25	250,000	272,462
Pinelands Regional School District, 3.00%, 8/01/27	100,000	101,629

		4,319,110

New Mexico 0.1%
City of Santa, Wastewater Utility System Revenue, 4.00%, 6/01/35	100,000	108,657

New York 10.0%
City of New York,
Series 2017B-1, 4.00%, 10/01/36	100,000	106,896
Subseries 2018F-1, 5.00%, 4/01/37	500,000	563,177
Long Island Power Authority, Series 2019A, 5.00%, 9/01/28	300,000	350,427
Metropolitan Transportation Authority,
Climate Bond Certified, 5.00%, 11/15/32	500,000	562,214
Green Bond, Series 2021A-1, 4.00%, 11/15/45	1,000,000	1,024,060
Refunding, Series 2017B, 5.00%, 11/15/28	100,000	113,371
Refunding, Subseries 2012G-4, Monthly, VRDN, 0.704%, 11/01/30	995,000	992,747
New York Liberty Development Corp., 7 World Trade Center II LLC, Refunding, 3.00%, 9/15/43	1,000,000	935,089
New York Liberty Development corp., Green Bonds- 4 World Trade, Refunding, 2.50%, 11/15/36	1,900,000	1,644,689
New York State Dormitory Authority,
Refunding, 3.00%, 10/01/33	100,000	100,617
Rochester Institute of Technology, 5.00%, 7/01/39	300,000	344,984
New York State Housing Finance Agency, Sustainability Bonds, Series 2022A, VRDN, 2.50%, 11/01/60	1,500,000	1,487,301
New York State Urban Development Corp., State of New York Personal Income Tax Revenue, Series 2013C, 5.00%, 3/15/31	630,000	648,671
New York Transportation Development Corp.,
AMT, Refunding, 5.00%, 12/01/30	100,000	111,953
Refunding, 5.00%, 12/01/34	500,000	560,432
Western Nassau County Water Authority, Green Bonds, Series 2021A, 4.00%, 4/01/40	900,000	989,322

		10,535,950

North Carolina 0.2%
City of Winston-Salem, 4.00%, 6/01/33	100,000	108,012
University of North Carolina at Charlotte, 4.00%, 10/01/34	100,000	108,266

		216,278

Ohio 3.7%
County of Franklin, Sales Tax Revenue, 5.00%, 6/01/43	450,000	518,166
Northeast Ohio Regional Sewer District, Refunding, 4.00%, 11/15/34	100,000	109,242
Ohio State University, 5.00%, 12/01/23	3,000,000	3,160,366
Ohio Water Development Authority, Refunding, 4.00%, 12/01/30	100,000	113,489

		3,901,263

Oregon 2.6%
Clackamas County, School District No 7J Lake Oswego, 5.00%, 6/01/29	310,000	352,976

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Oregon (continued)
	County of Washington, 5.00%, 3/01/25	175,000	$190,056
	Port of Portland OR Airport Revenue, AMT, Series 2021-27A, 4.00%, 7/01/50	2,000,000	2,060,496
	Portland Community College District, 5.00%, 6/15/25	100,000	109,358

			2,712,886

	Pennsylvania 2.7%
	Delaware Valley Regional Finance Authority, Series 1998A, 5.50%, 8/01/28	810,000	950,239
	Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Series 2017A, 3.375%, 11/15/33	125,000	128,708
	School District of Philadelphia, Green Bond, Series 2019B, 5.00%, 9/01/29	1,500,000	1,746,562

			2,825,509

	Puerto Rico 0.8%
	Puerto Rico Highway & Transportation Authority,
	Refunding, Series 2007N, 5.25%, 7/01/36	200,000	210,258
	Series 2007CC, 5.50%, 7/01/28	550,000	586,234

			796,492

	South Carolina 0.6%
	City of Columbia, Stormwater System Revenue, Special Assessment, 5.00%, 2/01/39	520,000	592,908

	South Dakota 0.9%
	County of Lincoln, Augustana College Association, 4.00%, 8/01/41	900,000	903,721

	Tennessee 1.8%
	Chattanooga Health Educational & Housing Facility Board, Series 2019A-1, 5.00%, 8/01/25	250,000	271,235
	City of Kingsport, Series 2017B, 3.00%, 3/01/35	130,000	130,459
	Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. of Tennessee Project, VRDN, 0.58%, 8/01/31	1,200,000	1,146,433
	Tennessee Housing Development Agency, Refunding, 1.95%, 1/01/26	250,000	246,225
	Tennessee State School Bond Authority, Higher Educational Facility 2nd Program, 5.00%, 11/01/37	100,000	114,322

			1,908,674

	Texas 1.2%
	Central Texas Regional Mobility Authority, Refunding, Series 2020B, 5.00%, 1/01/33	400,000	461,996
	City of Fort Worth, 5.00%, 2/15/32	295,000	339,685
	City of Round Rock, Utility System Revenue, Refunding, 2.75%, 8/01/29	100,000	100,584
	Pflugerville Independent School District, Series 2019A, 5.00%, 2/15/29	100,000	115,915
	Texas A&M University, Refunding, Series 2017C, 5.00%, 5/15/33	100,000	113,104
	Texas Water Development Board, State Water Implementation Revenue Fund, Series 2017A, 4.00%, 10/15/33	115,000	124,812

			1,256,096

	Utah 1.4%
	City of Provo, Refunding, 4.00%, 1/01/23	100,000	101,947
	Utah Infrastructure Agency, 4.00%, 10/15/30	500,000	533,170
	Utah State Building Ownership Authority, Master Lease Program, 2.50%, 5/15/27	100,000	100,559
	Utah Transit Authority, Refunding, Series 2015A, 5.00%, 6/15/29	500,000	545,674
	Utah Water Finance Agency, Central Valley Water Reclamation Facility, Series 2019B, 5.00%, 3/01/38	200,000	231,901

			1,513,251

	Vermont 0.6%
a	City of Burlington, Electric System Revenue, Series 2022A, 5.00%, 7/01/31	500,000	595,907

	Virginia 2.8%
	Charles City County Economic Development Authority, Waste Management, Inc., AMT, 1.45%, 4/01/27	1,100,000	1,028,326
	Fairfax County Economic Development Authority, County of Fairfax, 4.00%, 10/01/37	1,630,000	1,820,608

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority, 5.00%, 9/01/32	100,000	$117,150

		2,966,084

Washington 3.0%
Central Puget Sound Regional Transit Authority, Green Bond, Refunding, Series 2021S-1, 5.00%, 11/01/22	1,080,000	1,103,442
City of Seattle, Drainage & Wastewater Revenue, 4.00%, 4/01/31	125,000	133,393
Spokane County School District No 356 Central Valley,
5.00%, 12/01/26	100,000	113,202
5.00%, 12/01/28	310,000	358,328
Washington Health Care Facilities Authority,
Refunding, Series 2017B, 5.00%, 8/15/29	125,000	143,573
5.00%, 12/01/32	250,000	293,073
Washington State Housing Finance Commission, Series 2021A-1, 3.50%, 12/20/35	988,203	977,118

		3,122,129

Wisconsin 4.5%
Public Finance Authority,
RED River Valley Alliance LLC, AMT, 4.00%, 3/31/56	2,500,000	2,450,936
VRDN, 3.50%, 12/01/50	200,000	178,667
University of Wisconsin Hospitals & Clinics, Obligated Group, Green Bond, 4.00%, 4/01/46	2,000,000	2,131,323

		4,760,926

Wyoming 0.9%
County of Laramie, Cheyenne Regional Medical Center, Refunding, 3.00%, 5/01/42	1,000,000	911,234

Total Investments (Cost $109,291,453) 98.5%		103,319,762
Other Assets, less Liabilities 1.5%		1,618,780

Net Assets 100.0%		$104,938,542

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity purchased on a when-issued basis. See Note 1(d).

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Financial Highlights

Franklin Liberty High Yield Corporate ETF

	Year Ended March 31,

	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.16	$22.67	$25.45	$25.00

Income from investment operations[b]:

Net investment income[c]	1.20	1.23	1.33	1.21

Net realized and unrealized gains (losses)	(1.34)	3.73	(2.51)	0.49

Total from investment operations	(0.14)	4.96	(1.18)	1.70

Less distributions from:

Net investment income	(1.18)	(1.47)	(1.56)	(1.23)

Net realized gains	(0.08)	—	(0.04)	(0.02)

Total Distributions	(1.26)	(1.47)	(1.60)	(1.25)

Net asset value, end of year	$24.76	$26.16	$22.67	$25.45

Total return[d]	(0.69)%	22.28%	(5.12)%	7.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.47%	0.64%	0.86%	1.54%

Expenses net of waiver and payments by affiliates	0.40%	0.40%	0.40%	0.40%

Net investment income	4.62%	4.84%	5.29%	5.80%

Supplemental data

Net assets, end of year (000’s)	$334,286	$346,586	$130,362	$10,181

Portfolio turnover rate[f]	43.83% [g]	53.18% [g]	129.98% [g]	23.57%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	43.83%	53.18%	129.98%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty High Yield Corporate ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 94.4%
	Airlines 2.2%
	American Airlines Inc./AAdvantage Loyalty IP Ltd.,
	[a] senior secured note, 144A, 5.75%, 4/20/29	United States	700,000	$698,338
	[a] senior secured note, 144A, 5.50%, 4/20/26	United States	4,600,000	4,640,963
	United Airlines Inc.,
	[a] senior secured note, 144A, 4.375%, 4/15/26	United States	1,300,000	1,280,500
	[a] senior secured note, 144A, 4.625%, 4/15/29	United States	800,000	761,780

				7,381,581

	Automobiles & Components 3.4%
a	Allison Transmission Inc., senior bond, 144A, 3.75%, 1/30/31	United States	500,000	454,325
	Dana Inc., senior note, 5.625%, 6/15/28	United States	1,700,000	1,719,950
a	Dornoch Debt Merger Sub Inc., senior note, 144A, 6.625%, 10/15/29	United States	2,300,000	2,002,656
a	Jaguar Land Rover Automotive PLC, 144A, 5.50%, 7/15/29	United Kingdom	3,000,000	2,645,625
a	Real Hero Merger Sub 2 Inc., senior note, 144A, 6.25%, 2/01/29	United States	2,000,000	1,826,220
	The Goodyear Tire & Rubber Co.,
	[a] 144A, 5.00%, 7/15/29	United States	2,100,000	1,958,764
	senior bond, 4.875%, 3/15/27	United States	700,000	680,890

				11,288,430

	Capital Goods 4.1%
a	ATS Automation Tooling Systems Inc., senior note, 144A, 4.125%, 12/15/28	Canada	3,000,000	2,823,600
a	Cornerstone Building Brands Inc., senior note, 144A, 6.125%, 1/15/29	United States	1,100,000	1,022,769
	Standard Industries Inc.,
	[a] senior unsecured note, 144A, 4.75%, 1/15/28	United States	200,000	191,604
	[a] senior unsecured note, 144A, 4.375%, 7/15/30	United States	300,000	275,160
a	Stericycle Inc., Senior note, 144A, 3.875%, 1/15/29	United States	1,700,000	1,582,964
a	The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	2,700,000	2,818,381
a	TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	3,400,000	3,494,758
a	Vertiv Group Corp., senior secured note, 144A, 4.125%, 11/15/28	United States	1,600,000	1,462,080

				13,671,316

	Commercial & Professional Services 6.8%
a	Ahern Rentals Inc., secured note, senior lien, 144A, 7.375%, 5/15/23	United States	2,400,000	2,238,000
a	APX Group Inc., 144A, 5.75%, 7/15/29	United States	1,200,000	1,097,250
a	Gartner Inc., 144A, 3.625%, 6/15/29	United States	1,000,000	938,890
	Grand Canyon University, unsecured note, 5.125%, 10/01/28	United States	2,800,000	2,743,160
a	H&E Equipment Services Inc., senior note, 144A, 3.875%, 12/15/28	United States	1,900,000	1,783,616
a	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	2,200,000	2,233,506
a	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	2,100,000	1,900,059
a	NESCO Holdings II Inc., second lien, 144A, 5.50%, 4/15/29	United States	1,600,000	1,573,984
a	Nielsen Finance LLC/Nielsen Finance Co., 144A, 4.50%, 7/15/29	United States	1,800,000	1,799,460
a	Prime Security Services Borrower LLC/Prime Finance Inc., senior secured note, first lien, 144A, 3.375%, 8/31/27	United States	2,200,000	2,015,629
a	PROG Holdings Inc., 144A, 6.00%, 11/15/29	United States	2,900,000	2,695,593
a	Ritchie Bros Holdings Inc., 144A, 4.75%, 12/15/31	United States	700,000	683,634
a	ZipRecruiter Inc., Sr. Unsecured, 144A, 5.00%, 1/15/30	United States	900,000	879,894

				22,582,675

	Consumer Durables & Apparel 1.2%
a	Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 4.625%, 4/01/30	United States	2,300,000	2,007,877
a	Kontoor Brands Inc., 144A, 4.125%, 11/15/29	United States	1,000,000	916,135
a	Williams Scotsman International Inc., senior secured note, 144A, 4.625%, 8/15/28	United States	1,200,000	1,171,368

				4,095,380

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Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Consumer Services 5.7%
a,b	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	800,000	$240
	Carnival Corp.,
	[a] senior note, 144A, 7.625%, 3/01/26	United States	3,000,000	3,023,100
	[a] senior note, 144A, 5.75%, 3/01/27	United States	3,200,000	3,056,000
a	NCL Corp. Ltd., senior note, 144A, 5.875%, 3/15/26	United States	3,000,000	2,853,990
	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
	[a] 144A, 5.625%, 9/01/29	United States	2,200,000	1,895,256
	[a] 144A, 5.875%, 9/01/31	United States	1,200,000	1,026,690
a	Royal Caribbean Cruises Ltd., senior note, 144A, 5.50%, 8/31/26	United States	2,300,000	2,238,394
a	Station Casinos LLC, 144A, 4.50%, 2/15/28	United States	1,200,000	1,140,252
a	Studio City Finance Ltd., senior note, 144A, 5.00%, 1/15/29	United States	2,200,000	1,678,094
a	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	2,100,000	2,102,940

				19,014,956

	Diversified Financials 5.3%
a	American Finance Trust Inc./American Finance Operating Partner LP, 144A, 4.50%, 9/30/28	United States	2,100,000	1,894,315
a	Apollo Commercial Real Estate Finance Inc., senior secured note, 144A, 4.625%, 6/15/29	United States	2,900,000	2,637,390
a	Global Net Lease Inc./Global Net Lease Operating Partnership LP, senior note, 144A, 3.75%, 12/15/27	United States	3,000,000	2,765,209
a	Jane Street Group/JSG Finance Inc., senior secured note, 144A, 4.50%, 11/15/29	United States	600,000	569,283
a	Jefferson Capital Holdings LLC, 144A, 6.00%, 8/15/26	United States	2,600,000	2,484,898
a	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 144A, 4.75%, 6/15/29	United States	1,800,000	1,699,938
a	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., senior note, 144A, 3.875%, 2/15/29	United States	1,500,000	1,476,608
a	Oxford Finance LLC / Oxford Finance Co-Issuer II Inc., 144A, 6.375%, 2/01/27	United States	900,000	918,459
a	PRA Group Inc., 144A, 5.00%, 10/01/29	United States	1,700,000	1,614,346
a	XHR LP, senior secured note, 144A, 4.875%, 6/01/29	United States	1,800,000	1,750,752

				17,811,198

	Energy 20.8%
	Antero Resources Corp.,
	[a] Senior note, 144A, 8.375%, 7/15/26	United States	2,010,000	2,218,487
	[a] senior note, 144A, 7.625%, 2/01/29	United States	1,101,000	1,192,234
a	Atlantica Sustainable Infrastructure PLC, 144A, 4.125%, 6/15/28	United Kingdom	500,000	482,840
a	Calumet Specialty Products Partners LP / Calumet Finance Corp., senior note,144A, 8.125%, 1/15/27	United States	2,300,000	2,141,691
	Cheniere Energy Inc., senior secured, 4.625%, 10/15/28	United States	3,200,000	3,214,800
	Cheniere Energy Partners LP,
	senior note, 4.00%, 3/01/31	United States	1,300,000	1,262,228
	senior note, 4.50%, 10/01/29	United States	2,000,000	2,012,370
a	Chesapeake Energy Corp., 144A, 6.75%, 4/15/29	United States	1,800,000	1,909,098
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
	senior note, 5.75%, 4/01/25	United States	700,000	704,207
	[a] senior note, 144A, 5.625%, 5/01/27	United States	2,800,000	2,780,176
a	CrownRock LP/CrownRock Finance Inc., senior unsecured note, 144A, 5.00%, 5/01/29	United States	900,000	901,913
a	CSI Compressco LP/CSI Compressco Finance Inc., senior secured note, first lien, 144A, 7.50%, 4/01/25	United States	1,600,000	1,581,776
a	DT Midstream Inc., 144A, 4.125%, 6/15/29	United States	3,000,000	2,880,870
	EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	1,300,000	1,298,986
	EnLink Midstream Partners LP, senior note, 4.15%, 6/01/25	United States	3,600,000	3,593,520
a	Harbour Energy PLC, 144A, 5.50%, 10/15/26	United Kingdom	3,000,000	2,966,325

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Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Energy (continued)
	Hilcorp Energy I LP/Hilcorp Finance Co.,
	[a] senior bond, 144A, 6.00%, 2/01/31	United States	2,600,000	$2,616,250
	[a] senior note, 144A, 5.75%, 2/01/29	United States	2,200,000	2,205,720
a	Martin Midstream Partners LP, senior note, second lien, 144A, 11.50%, 2/28/25	United States	3,786,248	3,879,693
a	Nabors Industries Inc., 144A, 7.375%, 5/15/27	United States	2,400,000	2,497,056
a	Nabors Industries Ltd., senior note, 144A, 7.25%, 1/15/26	United States	2,300,000	2,303,841
a	Oasis Midstream Partners LP/OMP Finance Corp., senior note, 144A, 8.00%, 4/01/29	United States	2,700,000	2,885,625

	Occidental Petroleum Corp.,
	senior bond, 8.875%, 7/15/30	United States	1,900,000	2,439,020
	senior bond, 6.625%, 9/01/30	United States	700,000	804,125
	senior bond, 6.45%, 9/15/36	United States	1,800,000	2,117,880
	senior note, 6.125%, 1/01/31	United States	900,000	1,013,900
	senior note, 5.55%, 3/15/26	United States	2,400,000	2,546,832
a	PBF Holding Co. LLC / PBF Finance Corp., Sr. Secured, 144A, 9.25%, 5/15/25	United States	400,000	412,544
a	Renewable Energy Group Inc., senior secured note, 144A, 5.875%, 6/01/28	United States	1,000,000	1,075,815
a	SunCoke Energy Inc., senior secured note, 144A, 4.875%, 6/30/29	United States	2,100,000	1,982,400
	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29	United States	1,900,000	1,794,930
	Sunoco LP/Sunoco Finance Corp., senior note, 6.00%, 4/15/27	United States	1,200,000	1,224,642

	Venture Global Calcasieu Pass LLC,
	[a] senior note, 144A, 3.875%, 8/15/29	United States	700,000	681,496
	[a] senior note, 144A, 4.125%, 8/15/31	United States	1,600,000	1,572,496
	Weatherford International Ltd.,
	[a] 144A, 8.625%, 4/30/30	United States	1,900,000	1,931,378
	[a] senior secured, 144A, 6.50%, 9/15/28	United States	2,500,000	2,587,500

				69,714,664

	Food, Beverage & Tobacco 0.6%
a	Primo Water Holdings Inc., 144A, 4.375%, 4/30/29	United States	2,300,000	2,084,709

	Health Care Equipment & Services 3.6%
	Centene Corp.,
	senior bond, 2.50%, 3/01/31	United States	800,000	707,336
	senior note, 4.25%, 12/15/27	United States	2,200,000	2,210,516

	CHS/Community Health Systems Inc.,
	[a] secured note, second lien, 144A, 6.875%, 4/15/29	United States	2,400,000	2,361,312
	[a] senior secured note, 144A, 6.00%, 1/15/29	United States	1,300,000	1,315,860
a	DaVita Inc., senior note, 144A, 4.625%, 6/01/30	United States	2,500,000	2,338,000
	Mozart Debt Merger Sub Inc.,
	[a] senior bond, 144A, 5.25%, 10/01/29	United States	2,300,000	2,141,185
	[a] senior note, 144A, 3.875%, 4/01/29	United States	900,000	833,647

				11,907,856

	Household & Personal Products 1.4%
a	Great Lakes Dredge & Dock Corp., 144A, 5.25%, 6/01/29	United States	1,700,000	1,625,608
a	Spectrum Brands Inc., senior bond, 144A, 5.50%, 7/15/30	United States	1,600,000	1,538,832
a	VM Consolidated Inc., senior note, 144A, 5.50%, 4/15/29	United States	1,800,000	1,693,053

				4,857,493

	Materials 11.5%
a	Arcosa Inc., 144A, 4.375%, 4/15/29	United States	1,600,000	1,520,040
a	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, senior note, 144A, 4.00%, 9/01/29	United States	1,000,000	902,300

	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.,
	[a] senior note, 144A, 5.25%, 8/15/27	United States	1,000,000	925,505
	[a] senior secured note, first lien, 144A, 5.25%, 4/30/25	United States	800,000	800,304

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Materials (continued)
a	Braskem Idesa SAPI, senior secured note, 144A, 6.99%, 2/20/32	Mexico	1,000,000	$981,280
a	Consolidated Energy Finance SA, 144A, 5.625%, 10/15/28	Luxembourg	1,200,000	1,112,370
a	Constellium SE, 144A, 3.75%, 4/15/29	France	2,200,000	1,978,603
a	CVR Partners LP/CVR Nitrogen Finance Corp., senior secured note, 144A, 6.125%, 6/15/28	United States	2,400,000	2,403,240
a	Diamond BC B.V., senior bond, 144A, 4.625%, 10/01/29	Netherlands	400,000	359,764
a	Eco Material Technologies Inc., Sr. Secured, 144A, 7.875%, 1/31/27	United States	1,300,000	1,294,813
a	Element Solutions Inc., senior note, 144A, 3.875%, 9/01/28	United States	2,200,000	2,058,254
a	Gates Global LLC/Gates Corp., senior note, 144A, 6.25%, 1/15/26	United States	1,900,000	1,905,187
a	Glatfelter Corp., 144A, 4.75%, 11/15/29	United States	800,000	679,512
a	Ingevity Corp., senior note, 144A, 3.875%, 11/01/28	United States	2,100,000	1,901,896
a	Kobe US Midco 2 Inc., senior unsecured note, PIK, 144A, 9.25%, 11/01/26	United States	500,000	487,628
a	LSF11 A5 HoldCo. LLC, Senior Unsecured, 144A, 6.625%, 10/15/29	United States	2,000,000	1,863,150
	Mauser Packaging Solutions Holding Co.,
	[a] senior note, 144A, 7.25%, 4/15/25	United States	2,000,000	1,984,600
	[a] senior note, 144A, 8.50%, 4/15/24	United States	1,400,000	1,428,399
a	Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	1,650,000	1,717,873
a	Novelis Corp., senior bond, 144A, 4.75%, 1/30/30	United States	1,500,000	1,459,095
a	OI European Group B.V., 144A, 4.75%, 2/15/30	Netherlands	1,700,000	1,582,725
a	Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%, 8/15/23	United States	629,000	643,687
a	PMHC II Inc., Sr. Unsecured, 144A, 9.00%, 2/15/30	United States	1,400,000	1,233,806
a	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior secured note, 4.00% 144A, 4.00%, 10/15/27	United States	2,500,000	2,325,500
a	Roller Bearing Co. of America Inc., Sr. Secured, 144A, 4.375%, 10/15/29	United States	2,200,000	2,054,250
a	Trivium Packaging Finance BV, senior secured note, 144A, 5.50%, 8/15/26	Netherlands	1,500,000	1,495,800
	Unifrax Escrow Issuer Corp.,
	[a] senior bond, 144A, 5.25%, 5.25%, 9/30/28	United States	700,000	651,161
	[a] senior note, 144A, 7.50%, 9/30/29	United States	700,000	623,862

				38,374,604

	Media & Entertainment 10.8%
a	Banijay Entertainment SASU, senior note, 144A, 5.375%, 3/01/25	France	1,900,000	1,862,019
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	[a] senior bond, 144A, 4.25%, 2/01/31	United States	1,100,000	999,675
	[a] senior bond, 144A, 5.375%, 6/01/29	United States	800,000	801,404
	[a] senior bond, 144A, 4.50%, 8/15/30	United States	3,400,000	3,195,991
a	Clear Channel International BV, senior secured note, first lien, 144A, 6.625%, 8/01/25	United States	1,700,000	1,731,875
a	Clear Channel Outdoor Holdings Inc., 144A, 7.50%, 6/01/29	United States	1,100,000	1,098,933
a	Clear Channel Worldwide Holdings Inc., senior secured note, first lien, 144A, 5.125%, 8/15/27	United States	1,100,000	1,090,100
a	Cogent Communications Group Inc., senior secured note, 144A, 3.50%, 5/01/26	United States	1,000,000	951,365
a	CSC Holdings LLC, senior note, 144A, 7.50%, 4/01/28	United States	4,000,000	3,937,440
	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	[a] first lien, 144A, 5.375%, 8/15/26	United States	1,000,000	388,740
	[a] senior note, 144A, 6.625%, 8/15/27	United States	1,200,000	250,140
a	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., Sr. Secured, 144A, 5.875%, 8/15/27	United States	2,100,000	2,068,657
a	DISH DBS Corp., senior secured note, 144A, 5.75%, 12/01/28	United States	2,000,000	1,896,250
a	Everi Holding Inc. Co., 144A, 5.00%, 7/15/29	United States	2,100,000	1,992,008
a	Match Group Holdings II LLC, senior bond, 144A, 3.625%, 10/01/31	United States	500,000	448,000
a	Motion Bondco DAC, 144A, 6.625%, 11/15/27	United Kingdom	600,000	566,634

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Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Media & Entertainment (continued)
	Netflix Inc.,
	senior bond, 5.75%, 3/01/24	United States	600,000	$630,690
	senior unsecured, 6.375%, 5/15/29	United States	1,800,000	2,038,482
	senior unsecured note, 5.875%, 11/15/28	United States	1,400,000	1,546,720
a	Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., senior note, 144A, 6.00%, 2/15/28	United States	2,000,000	1,759,713
	Sinclair Television Group Inc.,
	[a] senior bond, 144A, 5.50%, 3/01/30	United States	800,000	693,904
	[a] senior bond, 144A, 5.125%, 2/15/27	United States	700,000	636,724
a	Sirius XM Radio Inc., 144A, 4.00%, 7/15/28	United States	1,600,000	1,522,168
	Univision Communications Inc.,
	[a] senior note, 144A, 6.625%, 6/01/27	United States	1,600,000	1,677,864
	[a] senior secured note, 144A, 4.50%, 5/01/29	United States	1,400,000	1,334,480
a	Virgin Media Secured Finance PLC, senior secured bond, 144A, 4.50%, 8/15/30	United Kingdom	1,000,000	933,790

				36,053,766

	Pharmaceuticals, Biotechnology & Life Sciences 4.4%
a	Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	3,900,000	3,998,397
a	Bausch Health Cos. Inc., senior secured note, 144A, 4.875%, 6/01/28	Canada	2,100,000	2,013,595
a	Jazz Securities DAC, senior secured note, 144A, 4.375%, 1/15/29	United Kingdom	2,600,000	2,522,247
	Organon & Co./Organon Foreign Debt Co-Issuer BV,
	[a] senior secured note, 144A, 4.125%, 4/30/28	United States	1,600,000	1,526,400
	[a] senior unsecured note, 144A, 5.125%, 4/30/31	United States	600,000	579,810
a	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	2,200,000	2,056,604
	Teva Pharmaceutical Finance Netherlands III B.V. 4.75%, 5/09/27	Israel	1,300,000	1,249,560
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	1,000,000	907,200

				14,853,813

	Retailing 2.8%
a	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co. Inc., 144A, 6.75%, 1/15/30	United States	1,200,000	1,105,482
	Lithia Motors Inc.,
	[a] senior note, 144A, 4.625%, 12/15/27	United States	1,800,000	1,788,831
	[a] senior unsecured note, 144A, 3.875%, 6/01/29	United States	500,000	473,365
	Macy’s Retail Holdings LLC,
	[a] 144A, 5.875%, 3/15/30	United States	1,200,000	1,185,204
	[a] 144A, 6.125%, 3/15/32	United States	1,200,000	1,186,596
	Magic Mergeco Inc.,
	[a] senior secured note, 144A, 5.25%, 5/01/28	United States	1,200,000	1,103,256
	[a] senior unsecured note, 144A, 7.875%, 5/01/29	United States	1,000,000	857,495
a	Papa John’s International Inc., 144A, 3.875%, 9/15/29	United States	700,000	643,272
a	The Gap Inc., 144A, 3.625%, 10/01/29	United States	1,100,000	982,272

				9,325,773

	Software & Services 1.3%
	Gartner Inc.,
	[a] senior bond, 144A, 3.75%, 10/01/30	United States	1,200,000	1,128,390
	[a] senior note, 144A, 4.50%, 7/01/28	United States	1,000,000	997,400
a	Rocket Software Inc., senior note, 144A, 6.50%, 2/15/29	United States	2,600,000	2,364,583

				4,490,373

	Technology Hardware & Equipment 0.8%
a	CommScope Inc., senior secured note, 144A, 7.125%, 7/01/28	United States	2,000,000	1,809,000
a	Condor Merger Sub Inc., 144A, 7.375%, 2/15/30	United States	800,000	768,500

				2,577,500

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Telecommunication Services 2.6%
a	Altice France Holding SA, senior note, 144A, 10.50%, 5/15/27	Luxembourg	1,600,000	$1,676,320
a	Altice France SA, senior note, first lien, 144A, 8.125%, 2/01/27	France	1,600,000	1,651,504
a	CommScope Technologies LLC, 144A, 5.00%, 3/15/27	United States	1,400,000	1,218,924
	Iliad Holding SASU,
	[a] senior secured note, 144A, 6.50%, 10/15/26	France	1,300,000	1,305,213
	[a] senior secured note, 144A, 7.00%, 10/15/28	France	1,100,000	1,103,438
	T-Mobile USA Inc., senior bond, 2.875%, 2/15/31	United States	1,900,000	1,714,750

				8,670,149

	Transportation 0.6%
a	First Student Bidco Inc. / First Transit Parent Inc., Sr. Secured, 144A, 4.00%, 7/31/29	United States	2,000,000	1,867,970

	Utilities 4.5%
	Calpine Corp.,
	[a] first lien, 144A, Senior Secured, 4.50%, 2/15/28	United States	1,300,000	1,270,360
	[a] senior note, 144A, 5.125%, 3/15/28	United States	2,000,000	1,908,830
a	Clearway Energy Operating LLC, senior bond, 144A, 3.75%, 1/15/32	United States	800,000	737,560
a	InterGen NV, senior secured note, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,474,103
a	Leeward Renewable Energy Operations LLC, 144A, 4.25%, 7/01/29	United States	2,300,000	2,160,148
a	Sensata Technologies B.V., senior note, 144A, 4.00%, 4/15/29	Netherlands	1,900,000	1,812,049
	Talen Energy Supply LLC,
	senior note, 6.50%, 6/01/25	United States	1,000,000	253,245
	[a] senior note, 144A, 7.625%, 6/01/28	United States	2,200,000	2,041,930
a	TTM Technologies Inc., senior note, 144A, 4.00%, 3/01/29	United States	1,400,000	1,297,891
a	Vistra Operations Co. LLC, senior note, 144A, 5.50%, 9/01/26	United States	2,100,000	2,113,755

				15,069,871

	Total Corporate Bonds & Notes (Cost $331,950,442)			315,694,077

	Senior Floating Rate Interests 2.3%
	Materials 1.2%

	Hexion Holdings Corporation,
	[c] 2022 USD 2nd Lien Term Loan, TBD, zero cpn, 3/02/30	United States	1,186,047	1,141,570
	[c] 2022 USD Term Loan, 5.00%, zero cpn, 3/15/29	United States	1,100,000	1,078,000
c	PMHC II Inc., 2022 Term Loan B, TBD, zero cpn, 2/01/29	United States	1,700,000	1,626,330

				3,845,900

	Media & Entertainment 0.6%
	Diamond Sports Group LLC, 2022 First Priority Term Loan, 9.00%, 5/26/26	United States	275,914	280,648
	Fertitta Entertainment LLC, 2022 Term Loan B, 4.50%, 1/27/29	United States	1,700,000	1,693,736

				1,974,384

	Software & Services 0.5%
	Athenahealth Inc.,
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 2/15/29	United States	246,377	244,221
	2022 Term Loan B, 4.00%, 2/15/29	United States	1,453,623	1,440,904

				1,685,125

	Total Floating Rate Loans (Cost $7,562,934)			7,505,409

	Total Investments before Short Term Investments (Cost $339,513,376)			323,199,486

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Principal Amount*	Value
	Short Term Investments 3.0%
	U.S. Government & Agency Securities (Cost $10,000,000) 3.0%
d	Federal Home Loan Bank Discount Notes, 4/01/22	10,000,000	$10,000,000

	Total Investments (Cost $349,513,376) 99.7%		333,199,486
	Other Assets, less Liabilities 0.3%		1,086,345

	Net Assets 100.0%		$334,285,831

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $275,264,138 representing 82.3% of net assets.

bSee Note 11 regarding defaulted securities.

cA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

dThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31,

	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.02	$24.95	$24.56	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	(0.01)	0.22	0.39

Net realized and unrealized gains (losses)	(0.87)	0.19	0.78	(0.40)

Total from investment operations	(0.82)	0.18	1.00	(0.01)

Less distributions from:

Net investment income	(0.42)	(0.11)	(0.09)	(0.43)

Net realized gains	(0.13)	—	(0.52)	—

Total Distributions	(0.55)	(0.11)	(0.61)	(0.43)

Net asset value, end of year	$23.65	$25.02	$24.95	$24.56

Total return[d]	(3.35)%	0.72%	4.05%	0.00%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.39%	0.58%	3.23%	2.32%

Expenses net of waiver and payments by affiliates	0.25%	0.25%	0.28%	0.35%

Net investment income (loss)	0.21%	(0.03)%	0.87%	1.91%

Supplemental data

Net assets, end of year (000’s)	$193,968	$181,405	$4,989	$4,912

Portfolio turnover rate[f]	24.12% [g]	72.21% [g]	66.78% [g]	50.32%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.12%	72.21%	66.78%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty International Aggregate Bond ETF

		Principal Amount*		Value
	Foreign Government and Agency Securities 81.6%
	Australia 2.1%
a	Government of Australia, senior bond, 149, Reg S, 2.25%, 5/21/28	1,900,000	AUD	$1,386,142
a	New South Wales Treasury Corp., senior bond, Reg S, 3.00%, 5/20/27	1,200,000	AUD	904,004
a,b	Queensland Treasury Corp., senior bond, 144A, Reg S, 3.25%, 8/21/29	1,200,000	AUD	910,924
a	Western Australian Treasury Corp., senior note, 26, Reg S, 3.00%, 10/21/26	1,200,000	AUD	905,811

				4,106,881

	Austria 1.5%
	Government of Austria,
	[a,b] senior bond, 144A, Reg S, 1.50%, 2/20/47	1,200,000	EUR	1,442,955
	[a,b] Sr. Unsecured, 144A, Reg S,, 1.20%, 10/20/25	1,200,000	EUR	1,370,192

				2,813,147

	Belgium 3.2%
a,b	Government of Belgium, unsecured bond, 144A, Reg S, 1.00%, 6/22/31	5,500,000	EUR	6,156,291

	Canada 4.5%
	Government of Canada,
	1.25%, 3/01/25	3,800,000	CAD	2,948,477
	1.25%, 6/01/30	750,000	CAD	549,972
	5.00%, 6/01/37	2,300,000	CAD	2,426,834
	senior bond, 2.00%, 9/01/23	2,400,000	CAD	1,917,005
	senior bond, 2.00%, 12/01/51	1,100,000	CAD	810,163

				8,652,451

	China 11.0%
	Agricultural Development Bank of China, Series 2008, Unsecured, 3.45%, 9/23/25	13,000,000	CNY	2,086,457
	China Development Bank,
	senior note, 2003, 3.23%, 1/10/25	24,000,000	CNY	3,835,737
	senior note, 2004, 3.43%, 1/14/27	25,000,000	CNY	4,028,059
	China Government Bond,
	2.64%, 8/13/22	24,000,000	CNY	3,783,965
	2.85%, 6/04/27	25,000,000	CNY	3,967,946
	Unsecured, 3.03%, 3/11/26	12,000,000	CNY	1,920,479
	The Export-Import Bank of China, Series 2003, Unsecured, 2.17%, 4/07/23	11,000,000	CNY	1,728,838

				21,351,481

	Cyprus 1.1%
a	Government of Cyprus, Reg S, 1.50%, 4/16/27	1,900,000	EUR	2,105,593

	France 4.3%
	French Republic Government Bond OAT,
	[a,c] Reg S, .01%, 11/25/29	2,800,000	EUR	2,923,051
	[a] Reg S, .75%, 5/25/52	2,000,000	EUR	1,862,960
	[a] Reg S, 1.00%, 11/25/25	3,200,000	EUR	3,618,269

				8,404,280

	Germany 16.9%
	Government of Germany,
	[a] Reg S, 4.25%, 7/04/39	2,100,000	EUR	3,711,414
	[a] Reg S, 5.50%, 1/04/31	1,100,000	EUR	1,745,333
	[a,c] senior bond, 180, Reg S, zero cpn, 10/18/24	8,500,000	EUR	9,394,510
	[a,c] senior bond, Reg S, .01%, 8/15/26	14,000,000	EUR	15,295,870
	KFW, senior note, 2.05%, 2/16/26	300,000,000	JPY	2,658,648

				32,805,775

	Indonesia 0.1%
	Indonesia Treasury Bond, senior bond, 8.25%, 5/15/36	3,000,000,000	IDR	227,256

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SCHEDULE OF INVESTMENTS

Franklin Liberty International Aggregate Bond ETF (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Italy 3.1%
	Italy Treasury Bond,
	[a] senior bond, Reg S, 1.25%, 12/01/26	3,700,000	EUR	$4,104,912
	[a,b] senior unsecured bond, Reg S, .05%, 1/15/23	1,800,000	EUR	1,997,323

				6,102,235

	Japan 19.4%
	Development Bank of Japan, senior bond, 2.30%, 3/19/26	1,000,000,000	JPY	8,906,894
	Government of Japan,
	senior bond, 1.00%, 12/20/35	1,300,000,000	JPY	11,534,108
	senior bond, 1.50%, 3/20/33	270,000,000	JPY	2,514,363
	Japan Government Five Year Bond, senior bond, 142, 0.10%, 12/20/24	1,300,000,000	JPY	10,716,898
	Japan Government Thirty Year Bond, senior bond, 0.40%, 12/20/49	550,000,000	JPY	3,970,276

				37,642,539

	Mexico 0.1%
d	Mexican Bonos, senior bond, 8.00%, 11/07/47	3,900,000	MXN	187,106

	Netherlands 1.5%
a,b	Government of the Netherlands, 144A, Reg S, 0.50%, 7/15/26	2,700,000	EUR	3,004,796

	Romania 1.0%
a	Government of Romania, senior bond, Reg S, 2.00%, 1/28/32	2,100,000	EUR	1,937,730

	Slovenia 1.7%
a	Slovenia Government Bond, senior bond, Reg S, 0.875%, 7/15/30	3,000,000	EUR	3,217,849

	Spain 4.1%
	Government of Spain,
	[c] senior note, .01%, 1/31/25	3,600,000	EUR	3,942,781
	[a,b] senior unsecured bond, 144A, Reg S, 1.25%, 10/31/30	3,600,000	EUR	3,998,083

				7,940,864

e	Supranational 2.2%
	Asian Development Bank, senior bond, 339-00-1, 2.35%, 6/21/27	140,000,000	JPY	1,293,960
a	European Investment Bank, senior bond, Reg S, 1.90%, 1/26/26	330,000,000	JPY	2,910,567

				4,204,527

	Sweden 1.2%
	Government of Sweden,
	[a,b] 144A, Reg S, 1.50%, 11/13/23	11,000,000	SEK	1,185,270
	senior bond, .75%, 5/12/28	11,000,000	SEK	1,139,982

				2,325,252

	United Kingdom 2.6%
a	United Kingdom Gilt, Reg S, 1.75%, 9/07/37	1,250,000	GBP	1,627,119
a	United Kingdom Treasury Bond, Reg S, 4.75%, 12/07/30	2,100,000	GBP	3,485,731

				5,112,850

	Total Foreign Government and Agency Securities (Cost $173,413,364)			158,298,903

	Corporate Bonds & Notes 5.8%
	Denmark 0.1%
a	Nykredit Realkredit AS, secured bond, Reg S, 1.00%, 10/01/50	1,067,167	DKK	138,380

	France 0.8%
a	Air Liquide Finance SA, senior note, Reg S, 1.375%, 4/02/30	500,000	EUR	558,875
a	Orange SA, senior note, Reg S, 1.375%, 3/20/28	1,000,000	EUR	1,110,428

				1,669,303

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SCHEDULE OF INVESTMENTS

Franklin Liberty International Aggregate Bond ETF (continued)

		Principal Amount*		Value
	Corporate Bonds & Notes (continued)
	Germany 1.1%
a	Aroundtown SA, senior note, Reg S, 1.625%, 1/31/28	1,000,000	EUR	$1,059,715
a	Deutsche Telekom AG, senior note, Reg S, 0.875%, 3/25/26	500,000	EUR	551,905
a,c	Siemens Financieringsmaatschappij NV, senior note, Reg S, 0.01%, 2/20/26	500,000	EUR	534,303

				2,145,923

	Romania 0.2%
a	Globalworth Real Estate Investments Ltd., senior note, Reg S, 3.00%, 3/29/25	300,000	EUR	337,074

	United Kingdom 0.5%
a	RELX Finance BV, senior note, Reg S, 0.50%, 3/10/28	1,000,000	EUR	1,041,848

	United States 3.1%
	AbbVie Inc., senior note, 1.375%, 5/17/24	500,000	EUR	559,311
	Air Products and Chemicals Inc., senior note, 0.50%, 5/05/28	1,000,000	EUR	1,039,792
	Apple Inc., senior bond, 1.625%, 11/10/26	500,000	EUR	574,470
	AT&T Inc., senior note, 0.25%, 3/04/26	1,000,000	EUR	1,069,829
a	Schlumberger Finance France SAS, senior note, Reg S, 1.00%, 2/18/26	500,000	EUR	550,442
	Stryker Corp., senior note, 0.25%, 12/03/24	1,000,000	EUR	1,086,385
	The Procter & Gamble Co., senior note, 0.50%, 10/25/24	500,000	EUR	553,636
	Verizon Communications Inc., senior note, 0.875%, 4/02/25	500,000	EUR	552,862

				5,986,727

	Total Corporate Bonds & Notes (Cost $11,858,900)			11,319,255

	Total Investments before Short Term Investments (Cost $185,272,264)			169,618,158

	Short Term Investments 2.9%
	U.S. Government & Agency Securities (Cost $5,520,000) 2.9%
c	Federal Home Loan Bank Discount Notes, 4/01/22	5,520,000		5,520,000

	Total Investments (Cost $190,792,264) 90.3%			175,138,158
	Other Assets, less Liabilities 9.7%			18,829,647

	Net Assets 100.0%			$193,967,805

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $87,085,669, representing 44.9% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $18,068,511, representing 9.3% of net assets.

cThe security was issued on a discount basis with no stated coupon rate.

dPrincipal amount is stated in 100 Mexican Peso Units.

eA supranational organization is an entity formed by two or more central governments through international treaties.

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Franklin Liberty International Aggregate Bond ETF (continued)

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	CITI	Sell	1,000,000	$721,816	5/09/22	$—	$(28,372)
Australian Dollar	CITI	Sell	5,265,000	3,767,555	5/09/22	—	(182,183)
Canadian Dollar	CITI	Sell	2,000,000	1,602,299	5/09/22	499	—
Canadian Dollar	CITI	Sell	7,620,000	6,020,822	5/09/22	—	(82,035)
Danish Krone	CITI	Sell	1,141,000	173,917	5/09/22	3,572	—
Euro	CITI	Buy	51,050	18,300,000	5/09/22	1,803	—
Euro	CITI	Sell	15,500,000	17,637,777	5/09/22	422,491	—
Euro	CITI	Sell	64,670,000	73,313,469	5/09/22	1,486,855	—
Great British Pound	CITI	Sell	300,000	408,480	5/09/22	14,045	—
Great British Pound	CITI	Sell	9,245,968	12,525,976	5/09/22	369,525	—
Hungarian Forint	CITI	Buy	22,203,286	70,217	5/09/22	—	(3,612)
Indonesian Rupiah	CITI	Sell	2,825,000,000	195,311	5/09/22	—	(1,105)
Japanese Yen	CITI	Sell	1,000,000,000	8,744,468	5/09/22	504,058	—
Japanese Yen	CITI	Sell	4,499,000,000	39,337,755	5/09/22	2,264,153	—
Mexican Peso	CITI	Sell	7,600,000	363,894	5/09/22	—	(15,341)
Polish Zloty	CITI	Sell	2,300,000	572,432	5/09/22	24,783	—
Polish Zloty	CITI	Sell	5,750,000	1,423,091	5/09/22	53,966	—
South African Rand	CITI	Sell	470,000	30,261	5/09/22	—	(1,741)
Swedish Krona	CITI	Sell	4,000,000	439,036	5/09/22	10,718	—
Swedish Krona	CITI	Sell	19,500,000	2,121,848	5/09/22	33,797	—
Chinese Yuan	CITI	Sell	21,000,000	3,283,893	5/10/22	—	(15,216)
Chinese Yuan	CITI	Sell	112,700,000	17,598,678	5/10/22	—	(106,537)

Total Forward Exchange Contracts						$5,190,265	$(436,142)

Net unrealized appreciation (depreciation)							$4,754,123

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 240.

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Financial Highlights

Franklin Liberty Investment Grade Corporate ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.47	$24.22	$24.09	$23.97	$24.21

Income from investment operations[a]:

Net investment income[b]	0.58	0.60	0.73	0.82	0.80

Net realized and unrealized gains (losses)	(1.63)	1.71	0.27	0.21	(0.22)

Total from investment operations	(1.05)	2.31	1.00	1.03	0.58

Less distributions from:

Net investment income	(0.66)	(0.83)	(0.81)	(0.91)	(0.82)

Net realized gains	(0.05)	(0.23)	(0.06)	—	—

Total Distributions	(0.71)	(1.06)	(0.87)	(0.91)	(0.82)

Net asset value, end of year	$23.71	$25.47	$24.22	$24.09	$23.97

Total return[c]	(4.30)%	9.43%	4.02%	4.46%	2.38%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.42%	0.50%	0.58%	1.07%	1.04%

Expenses net of waiver and payments by affiliates	0.35%	0.35%	0.35%	0.35%	0.37%

Net investment income	2.27%	2.27%	2.86%	3.49%	3.27%

Supplemental data

Net assets, end of year (000’s)	$981,602	$1,018,639	$553,338	$18,065	$39,554

Portfolio turnover rate[e]	36.76% [f]	53.32% [f]	52.17% [f]	22.02%	63.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	36.76%	53.32%	52.17%

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Schedule of Investments, March 31, 2022

Franklin Liberty Investment Grade Corporate ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 95.5%
	Aerospace & Defense 1.8%
a	Huntington Ingalls Industries Inc., 144A, 0.67%, 8/16/23	United States	5,000,000	$4,854,194
	Lockheed Martin Corp., senior note, 4.07%, 12/15/42	United States	4,100,000	4,395,222
	The Boeing Co.,
	senior unsecured note, 3.65%, 3/01/47	United States	7,010,000	5,977,253
	Sr. Unsecured, 5.15%, 5/01/30	United States	2,600,000	2,776,793

				18,003,462

	Air Freight & Logistics 1.0%
	FedEx Corp., senior bond, 4.75%, 11/15/45	United States	8,950,000	9,574,911

	Airlines 2.2%
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/25	United States	13,900,000	13,991,693
	United Airlines, senior bond, 2016-1 Class A, 3.45%, 1/07/30	United States	3,812,779	3,561,347
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	4,320,000	4,269,710

				21,822,750

	Banks 24.6%
a	Banco de Chile, senior unsecured, 144A, 2.99%, 12/09/31	Chile	2,400,000	2,218,212
	Banco Santander SA, sub. note, 2.749%, 12/03/30	Spain	9,300,000	8,198,608
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	8,200,000	7,985,160
	Bank of America Corp.,
	Senior unsecured, 2.676%, 6/19/41	United States	5,000,000	4,237,429
	senior unsecured note, 2.592%, 4/29/31	United States	5,900,000	5,453,251
	sub. bond, 4.183%, 11/25/27	United States	12,300,000	12,555,636
a	BNP Paribas SA, senior note, 144A, FRN thereafter, 4.705%, 1/10/25	France	11,700,000	11,951,528
a	BPCE SA, senior note, 144A, 5.70%, 10/22/23	France	11,300,000	11,693,803
	Citigroup Inc.,
	3.057%, 1/25/33	United States	10,000,000	9,353,971
	senior bond, FRN thereafter, 3.668%, 7/24/28	United States	7,100,000	7,110,068
a	Credit Agricole SA, subordinated, 144A, 4.375%, 3/17/25	France	12,000,000	12,152,696
	Deutsche Bank AG, Senior unsecured, 0.898%, 5/28/24	Germany	5,500,000	5,240,822
	Deutsche Bank AG/New York NY, senior note, FRN thereafter, 2.129%, 11/24/26	Germany	8,000,000	7,425,232
	Goldman Sachs Group Inc. 3.436%, 2/24/43	United States	7,000,000	6,499,866
	HSBC Holdings PLC, senior note, FRN thereafter, 1.645%, 4/18/26	United Kingdom	11,500,000	10,832,462
	JPMorgan Chase & Co.,
	2.963%, 1/25/33	United States	5,000,000	4,718,948
	senior bond, FRN thereafter, 2.522%, 4/22/31	United States	8,000,000	7,425,521
	sub. bond, 4.25%, 10/01/27	United States	7,100,000	7,340,987
	Morgan Stanley,
	senior unsecured note, FRN thereafter, .731%, 4/05/24	United States	5,150,000	5,046,614
	senior unsecured note, Series GMTN, to 1/22/24 FRN thereafter, .791%, 1/22/25	United States	5,000,000	4,802,970
a	National Australia Bank Ltd., sub. note, 144A, 2.332%, 8/21/30	Australia	13,800,000	12,023,838
	NatWest Group PLC, subordinated, 5.125%, 5/28/24	United Kingdom	5,300,000	5,463,621
	Standard Chartered PLC,
	[a] senior note, 144A, FRN thereafter, 1.456%, 1/14/27	United Kingdom	10,000,000	9,105,770
	[a] Sr. Unsecured, 144A, 2.608%, 1/12/28	United Kingdom	5,000,000	4,680,167
	SVB Financial Group,
	[a] senior note, 3.125%, 6/05/30	United States	7,500,000	7,219,209
	[a] Series D, 4.25%, 11/15/26	United States	5,000,000	4,634,375
	The PNC Financial Services Group Inc., Junior Subordinated Note, Series T, to 9/15/26 FRN thereafter, 3.40%, 9/15/26	United States	11,000,000	9,933,000
	Truist Bank, sub. note, 3.30%, 5/15/26	United States	6,400,000	6,454,882
	Truist Financial Corp., sub. bond, 3.875%, 3/19/29	United States	7,000,000	7,141,767
a	UniCredit SpA, Senior unsecured, 144A, 1.982%, 6/03/27	Italy	9,800,000	8,846,651

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Banks (continued)
	Wachovia Corp., Subordinated, 5.50%, 8/01/35	United States	3,700,000	$4,181,429
	Wells Fargo & Co., sub. bond, 4.75%, 12/07/46	United States	8,669,000	9,460,376

				241,388,869

	Beverages 1.6%
	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc. 4.90%, 2/01/46	United States	5,300,000	5,902,840
	Anheuser-Busch InBev Worldwide Inc., senior bond, 5.80%, 1/23/59	Belgium	6,000,000	7,605,909
	Constellation Brands Inc., senior unsecured note, 2.25%, 8/01/31	United States	3,000,000	2,646,604

				16,155,353

	Biotechnology 0.4%
	AbbVie Inc., Senior unsecured, 4.25%, 11/21/49	United States	3,000,000	3,124,553
	Bio-Rad Laboratories Inc. 3.30%, 3/15/27	United States	1,100,000	1,084,198

				4,208,751

	Building Products 1.0%
	MDC Holdings Inc. 2.50%, 1/15/31	United States	10,725,000	9,379,960

	Capital Markets 3.6%
	Brixmor Operating Partnership LP, senior bond, 4.125%, 5/15/29	United States	3,200,000	3,286,318
	Credit Suisse Group AG,
	[a] senior bond,144A, FRN thereafter, 3.869%, 1/12/29	Switzerland	3,900,000	3,811,177
	[a] senior note, 144A, FRN thereafter, 2.997%, 12/14/23	Switzerland	8,400,000	8,402,214
	Morgan Stanley, senior note, 1.794%, 2/13/32	United States	9,900,000	8,525,978
	The Goldman Sachs Group Inc.,
	senior note, FRN thereafter, 2.908%, 6/05/23	United States	3,250,000	3,253,500
	Series V, 4.125%, 11/10/26	United States	4,000,000	3,756,000
	sub. note, 4.25%, 10/21/25	United States	4,175,000	4,281,215

				35,316,402

	Chemicals 0.9%
a	Alpek SAB de CV, 144A, 3.25%, 2/25/31	Mexico	3,200,000	2,922,848
	CF Industries Inc. 5.15%, 3/15/34	United States	5,300,000	5,898,794

				8,821,642

	Computers & Peripherals 0.4%
	Apple Inc., Sr. Unsecured, 2.80%, 2/08/61	United States	4,100,000	3,538,426

	Diversified Financial Services 2.5%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.00%, 10/29/28	Ireland	7,500,000	6,930,959
	Air Lease Corp., senior unsecured note, 0.80%, 8/18/24	United States	7,000,000	6,599,297
	American Express Co. 2.25%, 3/04/25	United States	6,000,000	5,897,931
	Aon PLC 4.60%, 6/14/44	Ireland	5,000,000	5,264,552

				24,692,739

	Diversified Telecommunication Services 3.7%
	AT&T Inc., Senior unsecured, 3.50%, 6/01/41	United States	12,400,000	11,449,105
	T-Mobile USA Inc., senior bond, 2.875%, 2/15/31	United States	11,000,000	9,927,500
	Verizon Communications Inc., senior bond, 3.40%, 3/22/41	United States	16,200,000	15,229,546

				36,606,151

	Electric Utilities 8.5%
a	Comision Federal de Electricidad, 144A, 3.348%, 2/09/31	Mexico	5,000,000	4,397,800
	Commonwealth Edison Co., first mortgage, Secured, 4.00%, 3/01/48	United States	3,500,000	3,734,059
	Dominion Energy Inc., senior unsecured note, Series B, 3.30%, 4/15/41	United States	4,000,000	3,640,850
	DTE Electric Co., Series B, 3.65%, 3/01/52	United States	4,000,000	4,055,420
	Duke Energy Corp., senior bond, 4.80%, 12/15/45	United States	4,115,000	4,419,716

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electric Utilities (continued)
	Duke Energy Progress LLC, senior bond, 2.50%, 8/15/50	United States	6,150,000	$5,019,112
a	EDP Finance BV, senior note, 144A, 1.71%, 1/24/28	Netherlands	8,000,000	7,069,277
a	Enel Finance International NV, senior note, 144A, 3.625%, 5/25/27	Italy	8,000,000	7,966,294
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	10,000,000	10,336,368
	Georgia Power Co.,
	senior bond, 4.30%, 3/15/42	United States	3,745,000	3,796,881
	senior bond, 4.75%, 9/01/40	United States	5,898,000	6,239,191
	Public Service Electric and Gas Co., First Mortgage, 3.15%, 1/01/50	United States	3,150,000	2,936,405
	Virginia Electric and Power Co., senior note, 3.50%, 3/15/27	United States	7,100,000	7,226,298
a	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	12,400,000	12,291,603

				83,129,274

	Electronic Equipment, Instruments & Components 1.6%
	Flex Ltd., senior note, 3.75%, 2/01/26	Singapore	4,500,000	4,505,545
	Jabil Inc., senior note, 3.60%, 1/15/30	United States	5,400,000	5,240,647
	Teledyne FLIR LLC, senior unsecured note, 2.50%, 8/01/30	United States	6,500,000	5,929,882

				15,676,074

	Energy Equipment & Services 1.6%
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., senior bond, 4.08%, 12/15/47	United States	2,590,000	2,627,208
	Energy Transfer LP, Sr. Unsecured, 4.90%, 3/15/35	United States	2,700,000	2,738,939
a	Schlumberger Holdings Corp., senior bond, 144A, 4.30%, 5/01/29	United States	6,750,000	6,968,748
	The Williams Companies Inc., Sr. Unsecured, 3.50%, 10/15/51	United States	3,750,000	3,295,623

				15,630,518

	Entertainment 0.4%
a	Magallanes Inc., 144A, 5.05%, 3/15/42	United States	4,100,000	4,190,625

	Equity Real Estate Investment Trusts (REITs) 2.2%
	Essex Portfolio LP, senior bond, 2.65%, 3/15/32	United States	10,000,000	9,162,980
a	Global Net Lease Inc./Global Net Lease Operating Partnership LP, senior note, 144A, 3.75%, 12/15/27	United States	3,400,000	3,133,903
	Simon Property Group LP, senior note, 3.375%, 12/01/27	United States	9,000,000	8,956,882

				21,253,765

	Food & Staples Retailing 1.7%
a	Bimbo Bakeries USA Inc., 144A, 4.00%, 5/17/51	United States	2,700,000	2,525,021
	JBS Finance Luxembourg Sarl,
	[a] 144A, 2.50%, 1/15/27	United States	4,400,000	4,095,410
	[a] 144A, 3.625%, 1/15/32	Luxembourg	5,200,000	4,769,648
	The Kroger Co., senior bond, 4.45%, 2/01/47	United States	5,000,000	5,329,666

				16,719,745

	Health Care Providers & Services 4.4%
	Cigna Corp., senior bond, 4.90%, 12/15/48	United States	7,500,000	8,440,463
	Cigna Holding Co. 3.05%, 10/15/27	United States	1,100,000	1,092,065
	CVS Health Corp., senior bond, 5.30%, 12/05/43	United States	9,000,000	10,505,923
	HCA Inc., senior secured bond, first lien, 4.50%, 2/15/27	United States	9,490,000	9,815,599
	STERIS Irish FinCo UnLtd Co. 3.75%, 3/15/51	Ireland	6,600,000	6,163,562
	UnitedHealth Group Inc., Senior unsecured, 3.05%, 5/15/41	United States	8,200,000	7,656,148

				43,673,760

	Hotels, Restaurants & Leisure 2.7%
	Las Vegas Sands Corp.,
	Senior unsecured, 3.20%, 8/08/24	United States	12,000,000	11,465,158
	Senior unsecured, 3.90%, 8/08/29	United States	6,000,000	5,509,628

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Hotels, Restaurants & Leisure (continued)
	Marriott International Inc., senior bond, 3.125%, 6/15/26	United States	10,000,000	$9,895,489

				26,870,275

	Household Durables 0.8%
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	7,500,000	7,377,724

	Household Products 2.0%
a	Kimberly-Clark de Mexico SAB de CV, senior bond, 144A, 2.431%, 7/01/31	Mexico	10,375,000	9,415,105
	The Procter & Gamble Co., senior bond, 3.00%, 3/25/30	United States	10,000,000	10,068,313

				19,483,418

	Insurance 2.4%
	Aflac Inc., senior bond, 4.75%, 1/15/49	United States	7,000,000	8,028,454
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	Bermuda	5,800,000	5,331,632
	Berkshire Hathaway Finance Corp. 3.85%, 3/15/52	United States	1,650,000	1,689,354
	MetLife Inc., junior sub. bond, 6.40%, 12/15/66	United States	4,910,000	5,311,638
	The Allstate Corp., senior bond, 4.20%, 12/15/46	United States	3,100,000	3,311,588

				23,672,666

	Interactive Media & Services 1.2%
a	Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	12,000,000	11,713,227

	Internet & Direct Marketing Retail 1.7%
	Alibaba Group Holding Ltd.,
	senior note, 2.125%, 2/09/31	China	3,600,000	3,135,032
	senior note, 3.40%, 12/06/27	China	8,000,000	7,859,170
	Amazon.com Inc., senior bond, 2.70%, 6/03/60	United States	6,400,000	5,304,903

				16,299,105

	IT Services 1.0%
	Fiserv Inc., senior bond, 4.40%, 7/01/49	United States	9,200,000	9,528,511

	Media 2.6%
	AT&T Inc., Sr. Unsecured, 3.55%, 9/15/55	United States	5,100,000	4,515,481
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	senior bond, 2.80%, 4/01/31	United States	8,450,000	7,628,635
	senior secured note, 3.50%, 3/01/42	United States	3,500,000	2,903,522
	Comcast Corp., senior bond, 4.95%, 10/15/58	United States	6,000,000	7,131,037
	Fox Corp., senior bond, 5.476%, 1/25/39	United States	3,000,000	3,404,558

				25,583,233

	Metals & Mining 0.5%
a	Antofagasta PLC, senior note, 144A, 2.375%, 10/14/30	United Kingdom	5,000,000	4,434,975

	Multi-Utilities 1.1%
	Berkshire Hathaway Energy Co.,
	senior bond, 3.80%, 7/15/48	United States	8,600,000	8,532,684
	Sr. Unsecured, 5.15%, 11/15/43	United States	2,000,000	2,284,763

				10,817,447

	Oil, Gas & Consumable Fuels 5.8%
	Aker BP ASA,
	[a] senior bond, 144A, 4.00%, 1/15/31	Norway	3,350,000	3,342,744
	[a] senior note, 144A, 3.75%, 1/15/30	Norway	5,000,000	4,899,581
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	7,700,000	7,798,916
	Chevron Corp., senior bond, 3.078%, 5/11/50	United States	1,200,000	1,136,341
	Devon Energy Corp., Sr. Unsecured, 4.75%, 5/15/42	United States	2,700,000	2,863,052
a	EASTERN GAS TRAN, Senior unsecured, 144A, 3.90%, 11/15/49	United States	8,000,000	7,842,838

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	Energy Transfer LP, Sr. Unsecured, 5.15%, 3/15/45	United States	3,800,000	$3,848,184
	Exxon Mobil Corp.,
	senior bond, 3.567%, 3/06/45	United States	5,000,000	4,865,088
	Sr. Unsecured, 3.452%, 4/15/51	United States	5,000,000	4,872,038
	Phillips 66 3.30%, 3/15/52	United States	3,600,000	3,176,970
	TransCanada PipeLines Ltd.,
	senior bond, 4.25%, 5/15/28	Canada	8,200,000	8,531,700
	senior note, 6.10%, 6/01/40	Canada	3,400,000	4,188,144

				57,365,596

	Paper & Forest Products 0.5%
	Suzano Austria GmbH, senior bond, 3.75%, 1/15/31	Austria	5,000,000	4,716,100

	Pharmaceuticals 2.4%
	AbbVie Inc., Senior unsecured, 4.05%, 11/21/39	United States	5,400,000	5,564,373
	Bristol-Myers Squibb Co.,
	senior bond, 4.125%, 6/15/39	United States	4,459,000	4,804,345
	senior bond, 5.00%, 8/15/45	United States	3,100,000	3,665,696
	Takeda Pharmaceutical Co. Ltd., Senior unsecured, 3.175%, 7/09/50	Japan	10,800,000	9,482,161

				23,516,575

	Real Estate Management & Development 0.3%
	ERP Operating LP, senior bond, 4.50%, 7/01/44	United States	3,000,000	3,272,443

	Road & Rail 0.8%
	Burlington Northern Santa Fe LLC, Sr. Unsecured, 5.75%, 5/01/40	United States	4,800,000	6,002,882
a	SMBC Aviation Capital Finance DAC, 144A, 1.90%, 10/15/26	Ireland	2,000,000	1,790,040

				7,792,922

	Software 0.7%
	Microsoft Corp., senior bond, 2.675%, 6/01/60	United States	3,600,000	3,116,340
	ServiceNow Inc., senior bond, 1.40%, 9/01/30	United States	5,000,000	4,255,199

				7,371,539

	Specialty Retail 2.8%
	AutoZone Inc., senior bond, 1.65%, 1/15/31	United States	4,000,000	3,415,568
a	GSK Consumer Healthcare Capital US LLC, 144A, 3.375%, 3/24/27	United States	5,300,000	5,305,893
	Home Depot Inc. 3.625%, 4/15/52	United States	3,900,000	3,877,624
	Lowe’s Cos Inc. 4.25%, 4/01/52	United States	8,000,000	8,287,446
	Nordstrom Inc.,
	senior unsecured note, 4.25%, 8/01/31	United States	1,600,000	1,461,128
	senior unsecured note, 4.375%, 4/01/30	United States	4,000,000	3,743,800
	Target Corp. 2.95%, 1/15/52	United States	1,000,000	921,515

				27,012,974

	Tobacco 1.5%
	Imperial Brands Finance PLC,
	[a] senior bond, 144A, 3.875%, 7/26/29	United Kingdom	3,400,000	3,339,574
	[a] senior note, 144A, 4.25%, 7/21/25	United Kingdom	11,765,000	11,878,946

				15,218,520

	Wireless Telecommunication Services 0.6%
a	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	5,500,000	5,796,722

	Total Corporate Bonds & Notes (Cost $1,009,528,337)			937,627,149

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SCHEDULE OF INVESTMENTS

Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Discount Notes 0.2%
	U.S. Treasury Note 0.125%, 10/15/23	United States	2,000,000	$1,938,789

	Total Discount Notes (Cost $1,993,555)			1,938,789

	Total Investments before Short Term Investments (Cost $1,011,521,892)			939,565,938

	Short-Term Investments 2.0%
	U.S. Government & Agency Securities (Cost $19,440,000) 2.0%
b	Federal Home Loan Bank Discount Notes, 4/01/22	United States	19,440,000	19,440,000

	Total Short-Term Investments (Cost $19,440,000) 2.0%			19,440,000

	Total Investments (Cost $1,030,961,892) 97.7%			959,005,938
	Other Assets, less Liabilities 2.3%			22,595,889

	Net Assets 100.0%			$981,601,827

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $245,676,349, representing 25.0% of net assets.

bThe security was issued on a discount basis with no stated coupon rate.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Ultra 10 Yr. U.S. Treasury Note	Short	64	$8,670,000	6/21/22	$248,998
U.S. Treasury 5 Yr. Note	Short	83	9,519,063	6/30/22	231,583
U.S. Treasury 10 Yr. Note	Short	119	14,622,125	6/21/22	390,305

Total Futures Contracts					$870,886

*As of year end.

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Financial Highlights

Franklin Liberty Senior Loan ETF

	Year Ended March 31,

	2022	2021		2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.83	$22.85		$24.85	$25.00

Income from investment operations[b]:

Net investment income[c]	0.91	0.70		0.99	0.81

Net realized and unrealized gains (losses)	(0.23)	1.99		(1.90)	(0.21)

Total from investment operations	0.68	2.69		(0.91)	0.60

Less distributions from net investment income	(0.81)	(0.71)		(1.09)	(0.75)

Net asset value, end of year	$24.70	$24.83		$22.85	$24.85

Total return[d]	2.76%	11.91%		(3.92)%	2.44%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%	0.92%		0.97%	1.00%

Expenses net of waiver and payments by affiliates	0.45%	0.45%		0.45%	0.45%

Net investment income	3.72%	2.88%		4.02%	3.90%

Supplemental data

Net assets, end of year (000’s)	$292,722	$201,101		$54,833	$57,165

Portfolio turnover rate[f]	35.67% [g]	45.87%	[g]	51.48% [g]	10.62%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	35.67%	45.87%	51.48%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty Senior Loan ETF

		Country	Principal Amount*	Value
*	Corporate Bonds & Notes 2.1%
	Airlines 0.6%
a	American Airlines Inc./AAdvantage Loyalty IP Ltd., senior secured note, 144A, 5.50%, 4/20/26	United States	1,500,000	$1,513,358
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 10/20/25	United States	250,000	251,649

				1,765,007

	Chemicals 0.3%
a	SCIH Salt Holdings Inc., senior secured note, 144A, 4.875%, 5/01/28	United States	500,000	471,943
a	Unifrax Escrow Issuer Corp., senior bond, 144A, 5.25%, 9/30/28	United States	419,400	390,138

				862,081

	Commercial Services & Supplies 0.1%
a	MPH Acquisition Holdings LLC, senior secured, 144A, 5.50%, 9/01/28	United States	213,000	204,627

	Communications Equipment 0.1%
a	CommScope Inc., senior secured, 144A, 4.75%, 9/01/29	United States	288,500	266,107

	Construction Materials 0.1%
a	Cemex SAB de CV, senior secured note, 144A, 5.20%, 9/17/30	Mexico	375,000	373,699

	Containers & Packaging 0.1%
a	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior secured note, 4.00% 144A, 10/15/27	United States	400,000	372,080

	Diversified Financial Services 0.2%
a	Altice France SA, senior secured note, 144A, 5.125%, 7/15/29	France	500,000	448,800
a	Vmed O2 UK Financing I PLC, senior secured bond, 144A, 4.25%, 1/31/31	United Kingdom	210,000	192,341

				641,141

	Media 0.1%
a	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	1,210,000	470,375
a	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	44,444	44,540

				514,915

	Oil, Gas & Consumable Fuels 0.1%
	Cheniere Energy Inc., senior secured, 4.625%, 10/15/28	United States	150,000	150,694
a	Weatherford International Ltd., senior secured, 144A, 6.50%, 9/15/28	United States	44,600	46,161

				196,855

	Pharmaceuticals 0.3%
a	Endo Luxembourg Finance Co. I Sarl/Endo US Inc., 144A, 6.125%, 4/01/29	United States	925,000	845,177

	Specialty Retail 0.1%
a	Staples Inc., 144A, 7.50%, 4/15/26	United States	161,000	156,524

	Total Corporate Bonds & Notes (Cost $6,879,336)			6,198,213

b	Senior Floating Rate Interests 92.3%
	Aerospace & Defense 3.4%
	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 4.51%, 4/06/26	United States	2,337,092	2,303,006
	Initial Term B-2 Loan (CAD), 4.51%, 4/06/26	United States	1,256,501	1,238,175
	Madison IAQ LLC, Term Loan, 4.52%, 6/21/28	United States	2,335,701	2,305,535
	Peraton Corp., Term Loan B1, 4.50%, 2/01/28	United States	4,155,467	4,134,689

				9,981,405

	Air Freight & Logistics 0.9%
	Kenan Advantage Group Inc., 2021 Term Loan B1, 4.50%, 3/24/26	United States	2,567,590	2,537,908

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Airlines 4.0%
	AAdvantage Loyalty IP Ltd., 2021 Term Loan, 5.50%, 4/20/28	United States	1,024,129	$1,039,491
	Air Canada, 2021 Term Loan B, 4.25%, 8/11/28	Canada	2,165,116	2,147,070
	American Airlines Inc.,
	[c] 2018 Replacement Term Loans, 2.20%, 6/27/25	United States	2,533,130	2,391,439
	[c] 2017 Incremental Term Loan, TBD, zero cpn, 12/15/23	United States	500,000	494,793
	Kestrel Bidco Inc., Term Loan B, 4.00%, 12/11/26	Canada	3,161,063	3,055,041
	SkyMiles IP Ltd., Term Loan B, 4.75%, 10/20/27	United States	136,597	141,420
	United Airlines Inc., 2021 Term Loan B, 4.50%, 4/21/28	United States	2,489,388	2,464,320

				11,733,574

	Auto Components 0.7%
	Clarios Global LP, 2021 USD Term Loan B, 3.359%, 4/30/26	United States	1,955,327	1,933,819

	Auto Parts & Equipment 1.5%
	First Brands Group LLC, 2021 Term Loan, 6.00%, 3/30/27	United States	1,960,054	1,950,254
	Truck Hero Inc., 2021 Term Loan B, 4.00%, 1/31/28	United States	2,387,461	2,319,574

				4,269,828

	Automobile Manufacturers 0.7%
	American Trailer World Corp., Term Loan B, 4.50%, 3/03/28	United States	2,194,472	2,111,839

	Building Products 2.1%
	Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 4.25%, 5/12/28	United States	2,767,016	2,728,222
	Solis IV BV, USD Term Loan B1, 4.00%, 2/26/29	Netherlands	1,800,000	1,766,817
	White Cap Buyer LLC, Term Loan, 4.25%, 10/19/27	United States	1,583,217	1,569,032

				6,064,071

	Casinos & Gaming 1.7%
c	Scientific Games Holdings LP, 2022 USD Term Loan B, TBD, 4/04/29	United States	2,283,425	2,265,889
	Twin River Worldwide Holdings Inc., 2021 Term Loan B, 3.75%, 10/02/28	United States	2,593,500	2,582,763

				4,848,652

	Chemicals 3.2%
	Hexion Holdings Corporation, 2022 USD Term Loan, 5.00%, 3/15/29	United States	1,800,000	1,764,000
	INEOS Styrolution US Holding LLC, 2021 USD Term Loan B, 3.25%, 1/29/26	United States	2,416,258	2,377,900
	LSF11 A5 Holdco LLC, Term Loan, 4.00%, 10/15/28	United States	1,300,000	1,283,913
c	PMHC II Inc., 2022 Term Loan B, TBD, 2/01/29	United States	2,200,000	2,104,663
	SCIH Salt Holdings Inc., 2021 Incremental Term Loan B, 4.75%, 3/16/27	United States	1,802,927	1,776,848

				9,307,324

	Commercial Services & Supplies 4.8%
	Amentum Government Services Holdings LLC, 2022 Term Loan, 4.50%, 2/15/29	United States	2,335,398	2,320,802
	APX Group Inc., 2021 Term Loan B, 4.00%, 7/10/28	United States	1,894,486	1,871,487
	Intrado Corp., Term B Loans, 5.00%, 10/10/24	United States	336,335	308,359
	KUEHG Corp., 2018 Incremental Term Loan, 4.76%, 2/21/25	United States	1,985,584	1,959,216
	PECF USS Intermediate Holding III Corporation, Term Loan B, 4.76%, 12/15/28	United States	2,238,339	2,221,361
	Prime Security Services Borrower LLC, 2021 Term Loan, 3.50%, 9/23/26	United States	2,650,271	2,634,819
	Spin Holdco Inc., 2021 Term Loan, 4.75%, 3/04/28	United States	2,682,244	2,666,406

				13,982,450

	Communications Equipment 0.5%
	CommScope Inc., Initial Term Loans, 3.71%, 4/06/26	United States	1,374,996	1,341,192

	Computer & Electronics Retail 0.7%
	Vision Solutions Inc., 2021 Incremental Term Loan, 4.75%, 4/24/28	United States	2,099,453	2,081,082

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SCHEDULE OF INVESTMENTS

Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Construction & Engineering 0.4%
	Brand Energy & Infrastructure Services Inc., 2017 Term Loan, 5.25%, 6/21/24	United States	1,092,714	$1,046,503

	Construction Materials 0.5%
	Cornerstone Building Brands Inc., 2021 Term Loan B, 3.75%, 4/12/28	United States	1,385,183	1,344,202

	Containers & Packaging 2.8%
	BWAY Holding Company, 2017 Term Loan B, 3.48%, 4/03/24	United States	2,811,539	2,777,857
	Charter NEX US Inc., 2021 Term Loan, 4.50%, 12/01/27	United States	2,074,797	2,066,042
	Klockner-Pentaplast of America Inc., 2021 Term Loan B, 5.55%, 2/12/26	Luxembourg	2,391,716	2,186,937
c	Reynolds Group Holdings Inc., 2021 Term Loan B, TBD, 9/20/28	United States	1,196,992	1,168,564

				8,199,400

	Diversified Banks 0.5%
	Aqgen Island Holdings Inc., Term Loan, 4.51%, 8/02/28	United States	1,502,563	1,493,172

	Diversified Financial Services 3.6%
	Amentum Government Services Holdings LLC, Term Loan B, 3.96%, 1/29/27	United States	1,518,658	1,504,733
	Astra Acquisition Corp., 2021 1st Lien Term Loan, 5.75%, 10/25/28	United States	498,750	485,346
	Asurion LLC,
	Term Loan B-8, 3.71%, 12/23/26	United States	1,089,555	1,067,535
	2021 2nd Lien Term Loan B3, 5.71%, 1/31/28	United States	819,599	804,846
	Replacement B-6 Term Loans, 3.58%, 11/03/23	United States	749,919	746,450
	2021 2nd Lien Term Loan B4, 5.71%, 1/20/29	United States	1,397,666	1,368,406
	Citadel Securities LP, 2021 Term Loan B, 2.93%, 2/02/28	United States	1,435,500	1,429,729
	Edelman Financial Center LLC, 2021 Term Loan B, 4.25%, 4/07/28	United States	2,388,326	2,364,944
	Jane Street Group LLC, 2021 Term Loan, 3.21%, 1/26/28	United States	927,773	917,145

				10,689,134

	Diversified Telecommunication Services 1.2%
	Altice France SA, USD TLB-13 Incremental Term Loans, FRN, 4.51%, 8/14/26	France	2,385,792	2,345,043
	Zayo Group Holdings Inc., Initial Dollar Term Loan, 3.46%, 3/09/27	United States	1,308,194	1,274,946

				3,619,989

	Electronic Equipment & Instruments 1.0%
	Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 5.75%, 7/27/28	United States	1,405,697	1,397,263
	Verifone Systems Inc., 2018 1st Lien Term Loan, 4.50%, 8/20/25	United States	1,660,537	1,639,780

				3,037,043

	Food Products 0.7%
	Shearer’s Foods Inc., 2021 Term Loan, 4.25%, 9/23/27	United States		—
	Triton Water Holdings Inc, Term Loan, 4.51%, 3/31/28	United States	2,023,116	1,977,232

				1,977,232

	Health Care Providers & Services 8.3%
	ADMI Corp.,
	2021 Term Loan B2, 3.88%, 12/23/27	United States	2,664,018	2,622,605
	2021 Incremental Term Loan B3, 4.00%, 12/23/27	United States	312,428	309,468
	CHG Healthcare Services Inc., 2021 Term Loan, 4.51%, 9/29/28	United States	1,810,083	1,796,507
	Gainwell Acquisition Corp., Term Loan B, FRN thereafter, 5.00%, 10/01/27	United States	2,907,439	2,907,439
	Global Medical Response Inc., 2018 New Term Loans, 5.25%, 3/14/25	United States	1,138,962	1,133,876
	Heartland Dental LLC, 2021 Incremental Term Loan, 4.45%, 4/30/25	United States	315,795	313,596
	Icon Luxembourg SARL,
	LUX Term Loan, 3.31%, 7/03/28	Luxembourg	712,087	709,641
	US Term Loan, 3.31%, 7/03/28	United States	177,417	176,807
	Medical Solutions Holdings Inc.,
	2021 First Lien Term Loan, 4.51%, 11/01/28	United States	1,501,231	1,490,910
	2021 Delayed Draw Term Loan, 3.50%, 11/01/28	United States	285,949	283,983

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SCHEDULE OF INVESTMENTS

Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Health Care Providers & Services (continued)
	Medline Borrower LP, USD Term Loan B, 3.75%, 10/23/28	United States	2,554,717	$2,532,197
	National Mentor Holdings Inc.,
	2021 Term Loan, 4.50%, 3/02/28	United States	1,977,031	1,917,987
	2021 Term Loan C, 4.76%, 3/02/28	United States	62,563	60,695
	Phoenix Guarantor Inc.,
	Tranche B-1 Term Loan, 3.71%, 3/05/26	United States	1,025,607	1,015,833
	2021 Term Loan B, 3.95%, 3/05/26	United States	790,882	783,677
	Radiology Partners Inc., 2018 1st Lien Term Loan B, 4.72%, 7/09/25	United States	1,124,138	1,111,694
	Team Health Holdings Inc., 1st Lien Term Loan, 3.75%, 2/06/24	United States	1,314,852	1,254,507
	U.S. Anesthesia Partners Inc., 2021 Term Loan, 4.75%, 10/01/28	United States	1,744,470	1,735,424
	U.S. Radiology Specialists Inc., 2020 Term Loan, 6.31%, 12/15/27	United States	1,288,101	1,285,821
	U.S. Renal Care Inc., 2019 Term Loan B, 5.46%, 6/26/26	United States	1,088,832	1,004,448

				24,447,115

	Health Care Services 0.7%
	MedAssets Software Intermediate Holdings Inc., 2021 Term Loan, 4.50%, 12/18/28	United States	2,118,473	2,100,593

	Home Furnishings 0.7%
	AI Aqua Merger Sub Inc.,
	[c] 2022 Term Loan B, TBD, zero cpn, 7/31/28	United States	426,667	422,801
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 7/31/28	United States	96,970	96,091
	[c] 2021 1st Lien Term Loan B, 4.25%, 7/31/28	United States	1,498,333	1,486,399
	[c] 2021 1st Lien Delayed Draw Term Loan, TBD, zero cpn, 7/31/28	United States	26,667	26,455

				2,031,746

	Hotels Restaurants & Leisure 2.3%
	Caesars Resort Collection LLC,
	Term B-1 Loans, 3.96%, 7/21/25	United States	1,118,066	1,115,829
	Term B Loans, 3.21%, 12/23/24	United States	1,617,792	1,611,499
	Fertitta Entertainment LLC, 2022 Term Loan B, 4.50%, 1/27/29	United States	2,463,357	2,454,280
	Hilton Grand Vacations BWR LLC, 2021 Term Loan B, 3.50%, 8/02/28	United States	1,667,950	1,660,236

				6,841,844

	Insurance 2.1%
	Acrisure LLC,
	2021 First Lien Term Loan B, 4.75%, 2/15/27	United States	244,143	243,534
	Term Loan B, 3.96%, 2/15/27	United States	1,726,223	1,705,370
	Alliant Holdings Intermediate LLC,
	2021 Term Loan B4, 4.00%, 11/06/27	United States	757,843	754,107
	Initial Term Loan, 3.71%, 5/09/25	United States	927,713	918,686
	AssuredPartners Inc.,
	2020 February Refinancing Term Loans, 3.96%, 2/12/27	United States	1,667,289	1,649,366
	2021 Term Loan B, 4.00%, 2/12/27	United States	420,233	416,033
	2022 Term Loan, 4.00%, 2/12/27	United States	568,750	563,242

				6,250,338

	Interactive Media & Services 2.0%
	Arches Buyer Inc., 2021 Term Loan B, 3.75%, 12/06/27	United States	1,394,957	1,374,402
	Hunter Holdco 3 Limited, USD Term Loan B, 5.26%, 8/19/28	United Kingdom	1,895,153	1,890,415
	MH Sub I LLC,
	Initial Term Loans, 3.96%, 9/13/24	United States	1,292,718	1,279,073
	2020 June New Term Loans, 4.75%, 9/13/24	United States	1,334,158	1,321,771

				5,865,661

	IT Services 3.3%
	Deerfield Dakota Holding LLC, Term Loan B, 4.75%, 4/09/27	United States	2,677,850	2,668,089
	Dun and Bradstreet Corp., Term Loan B, 3.70%, 2/06/26	United States	987,046	979,555

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	IT Services (continued)
	Sedgwick Claims Management Services Inc., Initial Term Loans, 3.71%, 12/31/25	United States	2,270,201	$2,250,745
	Verscend Holding Corp., 2021 Term Loan B, 4.46%, 8/27/25	United States	3,702,019	3,697,392

				9,595,781

	Leisure Equipment & Products 0.2%
	Varsity Brands Inc., 2017 Term Loan B, 4.50%, 12/15/24	United States	497,398	478,176

	Machinery 1.3%
	Vertical US Newco Inc., (thyssenkrupp Elevator), Term Loan B, 4.02%, 7/30/27	United States	3,720,485	3,692,600

	Media 8.2%
	AMC Entertainment Holdings Inc., 2019 Term Loan B, 3.35%, 4/22/26	United States	247,449	221,477
	Cengage Learning Inc., 2021 Term Loan B, 5.75%, 7/14/26	United States	3,027,327	3,006,907
	Clear Channel Outdoor Holdings Inc., Term B Loan, 3.80%, 8/21/26	United States	2,939,279	2,894,279
	Crown Finance US Inc., 2018 USD Term Loan, 3.51%, 2/28/25	United States	1,309,522	1,014,113
	CSC Holdings LLC, March 2017 Incremental Term Loans, 2.65%, 7/17/25	United States	2,090,894	2,062,155
	Diamond Sports Group LLC,
	2022 First Priority Term Loan, 9.00%, 5/26/26	United States	461,521	469,439
	2022 2nd Lien Term Loan, 3.545%, 8/24/26	United States	931,770	322,919
	Gray Television Inc., 2021 Term Loan D, 3.23%, 12/01/28	United States	798,000	794,936
	McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 5.26%, 7/28/28	United States	1,498,175	1,484,834
d	Nexstar Broadcasting Inc., Term B-4 Loan, 2.73%, 9/18/26	United States	1,210,393	1,207,258
	Radiate Holdco LLC, 2021 Term Loan B, 4.00%, 9/25/26	United States	3,374,434	3,350,610
	Univision Communications Inc.,
	2022 Term Loan B, 4.00%, 1/31/29	United States	642,391	637,037
	2021 First Lien Term Loan B, 4.00%, 3/15/26	United States	2,565,693	2,555,006
	Virgin Media Bristol LLC, 2020 USD Term Loan Q, 3.65%, 1/31/29	United States	1,770,000	1,761,982
	William Morris Endeavor Entertainment LLC and IMG LLC, Term Loan B, 3.21%, 5/18/25	United States	2,307,944	2,272,852

				24,055,804

	Personal Products 1.8%
	Conair Holdings LLC, Term Loan B, 4.76%, 5/17/28	United States	2,163,873	2,133,038
	Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 4.76%, 10/01/26	Luxembourg	3,136,584	3,120,415

				5,253,453

	Pharmaceuticals 4.3%
	Bausch Health Companies Inc.,
	[c] 2022 Term Loan B, TBD, zero cpn, 1/27/27	Canada	1,031,104	1,022,809
	Initial Term Loans, 3.46%, 6/02/25	United States	1,438,327	1,429,337
	eResearchTechnology Inc., 2020 1st Lien Term Loan, 5.50%, 2/04/27	United States	3,483,191	3,475,580
	Jazz Financing Lux S.a.r.l., USD Term Loan, 4.00%, 5/05/28	United States	2,203,410	2,198,044
	Organon & Co., USD Term Loan, 3.56%, 6/02/28	United States	1,458,702	1,453,232
	Parexel International Corporation, 2021 1st Lien Term Loan, 4.00%, 11/15/28	United States	1,593,548	1,583,876
	Pathway Vet Alliance LLC, 2021 Term Loan, 4.21%, 3/31/27	United States	797,980	791,500
	PetVet Care Centers LLC, 2021 Term Loan B3, 4.25%, 2/14/25	United States	730,401	727,892

				12,682,270

	Precious Metals & Minerals 0.2%
	Lucid Energy Group II Borrower LLC, 2021 Term Loan, 5.00%, 11/24/28	United States	600,000	595,815

	Real Estate Management & Development 0.7%
	Brookfield Property REIT Inc., 1st Lien Term Loan B, 2.96%, 8/27/25	United States	475,468	464,697
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.21%, 8/21/25	United States	1,601,179	1,582,829

				2,047,526

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Retail REITs 1.3%
	Great Outdoors Group LLC, 2021 Term Loan B1, 4.50%, 3/06/28	United States	3,479,987	$3,471,826
	Restoration Hardware Inc., Term Loan B, 3.00%, 10/20/28	United States	411,635	404,946

				3,876,772

	Soft Drinks 0.3%
	Naked Juice LLC,
	Term Loan, 3.75%, 1/24/29	United States	909,154	896,167
	Delayed Draw Term Loan, 3.75%, 1/24/29	United States	52,451	51,702

				947,869

	Software 14.5%
	Aptean Inc., 2019 Term Loan, 4.71%, 4/23/26	United States	698,149	693,039
	Athenahealth Inc.,
	2022 Term Loan B, 4.00%, 2/15/29	United States	3,334,783	3,305,603
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 2/15/29	United States	565,217	560,272
	Cloudera Inc.,
	2021 Term Loan, 4.25%, 10/08/28	United States	1,533,333	1,517,042
	2021 Second Lien Term Loan, 6.50%, 10/08/29	United States	303,306	299,514
	Cornerstone OnDemand Inc., 2021 Term Loan, 4.25%, 10/16/28	United States	1,706,024	1,692,163
	DCert Buyer Inc.,
	2021 2nd Lien Term Loan, 7.457%, 2/19/29	United States	600,000	594,624
	Term Loan B, 4.457%, 10/16/26	United States	2,886,626	2,869,984
	Epicor Software Corporation, Term B Loans, 4.00%, 7/30/27	United States	2,812,137	2,793,422
	Finastra USA Inc., Dollar Term Loan, 4.50%, 6/13/24	United States	2,501,921	2,474,063
	GoTo Group Inc., Initial Term Loans, 5.22%, 8/31/27	United States	2,382,178	2,344,587
	Hyland Software Inc.,
	Term Loan, 4.25%, 7/01/24	United States	3,206,078	3,194,055
	2021 2nd Lien Term Loan, 7.00%, 7/07/25	United States	30,303	30,038
	Idera Inc., 2021 Term Loan, 4.50%, 3/02/28	United States	1,844,330	1,814,821
	Ivanti Software Inc.,
	2021 Term Loan B, 5.00%, 12/01/27	United States	1,594,500	1,575,565
	2021 Add On Term Loan B, 4.75%, 12/01/27	United States	140,004	137,904
	MA Finance Co., Tranche B-4 Term Loans, 5.25%, 6/05/25	United States	401,821	399,143
	McAfee LLC, 2022 USD Term Loan B, 4.50%, 3/01/29	United States	1,354,839	1,347,218
	Mitchell International Inc., 2021 Term Loan B, 4.25%, 10/15/28	United States	1,893,000	1,865,362
	Navicure Inc., 2019 Term Loan B, 4.46%, 10/22/26	United States	2,699,330	2,695,956
	Polaris Newco LLC, USD Term Loan B, 4.50%, 6/02/28	United States	3,402,890	3,382,898
	Quest Software US Holdings Inc., 2022 Term Loan, 4.75%, 2/01/29	United States	1,700,000	1,677,024
	RealPage Inc., 1st Lien Term Loan, 3.75%, 4/24/28	United States		—
	Sovos Compliance LLC,
	2021 Term Loan, 5.00%, 8/11/28	United States	1,659,219	1,659,228
	2021 Delayed Draw Term Loan, 4.50%, 8/11/28	United States	287,250	287,251
	The Ultimate Software Group Inc., 2021 Incremental Term Loans, 3.75%, 5/04/26	United States	2,469,289	2,452,732
	Ultimate Software Group Inc. (The),
	Term Loan B, 4.76%, 5/04/26	United States	299,233	298,485
	2021 2nd Lien Term Loan, 5.75%, 5/03/27	United States	570,096	567,514

				42,529,507

	Specialty Retail 3.4%
	IRB Holding Corp, 2022 Term Loan B, 3.75%, 12/15/27	United States	1,141,274	1,136,281
	Michaels Companies Inc., 2021 Term Loan B, 5.26%, 4/15/28	United States	1,998,910	1,880,085
	PetSmart Inc., 2021 Term Loan B, 4.50%, 2/11/28	United States	1,734,584	1,731,331
	SRS Distribution Inc.,
	2022 Incremental Term Loan, 4.00%, 6/02/28	United States	79,545	78,700
	2021 Term Loan B, 4.00%, 6/02/28	United States	1,679,497	1,661,308
	Staples Inc., 2019 Refinancing Term B-1 Loans, 5.32%, 4/16/26	United States	2,849,336	2,699,148

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Specialty Retail (continued)
	Whatabrands LLC, 2021 Term Loan B, 3.75%, 8/03/28	United States	835,861	$826,897

				10,013,750

	Technology Hardware, Storage & Peripherals 1.2%
	Greeneden U.S. Holdings II LLC, Initial Dollar Term Loan, 4.75%, 12/01/27	United States	3,472,452	3,471,376

	Wireless Telecommunication Services 0.6%
	CCI Buyer Inc., Term Loan, 4.75%, 12/17/27	United States	1,895,970	1,873,853

	Total Floating Rate Loans (Cost $272,836,083)			270,251,668

	Asset-Backed Securities 0.7%
a,e	BlueMountain CLO 2018-3 Ltd., 2018-3A, C, 144A, 2.458%, 2,10/25/2030	United States	1,000,000	984,380
a,e	LCM XVIII LP, 2018A, CR, 144A, 2.104%, 2,04/20/2031	United States	1,000,000	982,112

	Total Asset-Backed Securities (Cost $1,996,875)			1,966,492

	Total Investments before Short Term Investments (Cost $281,659,319)			278,416,373

	Short Term Investments 5.1%
	U.S. Government & Agency Securities (Cost $15,000,000) 5.1%
f	Federal Home Loan Bank Discount Notes,4/01/22	United States	15,000,000	15,000,000

	Total Investments (Cost $296,659,319) 100.2%			293,416,373
	Other Assets, less Liabilities (0.2)%			(694,130)

	Net Assets 100.0%			$292,722,243

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $8,014,011, representing 2.7% of net assets.

bThe coupon rate shown represents the rate at period end.

cA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

dA portion or all of the security purchased on a delayed delivery basis.

eThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

fThe security was issued on a discount basis with no stated coupon rate.

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Consolidated Financial Highlights

Franklin Liberty Systematic Style Premia ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.55	$23.16	$25.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.23	0.11

Net realized and unrealized gains (losses)	1.82	(2.25)	(1.94)

Total from investment operations	1.96	(2.02)	(1.83)

Less distributions from:

Net investment income	(0.26)	(0.05)	(0.01)

Net realized gains	—	(1.54)	—

Total Distributions	(0.26)	(1.59)	(0.01)

Net asset value, end of year	$21.25	$19.55	$23.16

Total return[d]	10.09%	(8.70)%	(7.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.73%	1.14%	1.15%

Expenses net of waiver and payments by affiliates	0.63%	0.65%	0.65%

Net investment income	0.69%	1.08%	1.67%

Supplemental data

Net assets, end of year (000’s)	$55,258	$46,927	$50,948

Portfolio turnover rate[f]	189.89% [g]	171.16% [g]	60.95% [g]

aFor the period December 18, 2019 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	189.89%	171.16%	60.95%

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Consolidated Schedule of Investments, March 31, 2022

Franklin Liberty Systematic Style Premia ETF

		Country	Shares	Value
	Common Stocks 63.16%
	Aerospace & Defense 0.4%
	General Dynamics Corp.	United States	955	$230,327

	Air Freight & Logistics 0.9%
	Deutsche Post AG	Germany	3,908	189,366
	Expeditors International of Washington Inc.	United States	695	71,696
	FedEx Corp.	United States	1,031	238,563

				499,625

	Automobiles 0.3%
	Stellantis NV	United States	7,863	129,482
	Yamaha Motor Co. Ltd.	Japan	1,100	24,977

				154,459

	Banks 2.4%
	Banco Bilbao Vizcaya Argentaria SA	Spain	21,371	123,886
	Bank of Montreal	Canada	2,500	294,444
	Barclays PLC	United Kingdom	65,151	127,213
	BOC Hong Kong (Holdings) Ltd.	Hong Kong	15,000	56,887
	Canadian Imperial Bank of Commerce	Canada	500	60,746
	Hang Seng Bank Ltd.	Hong Kong	1,500	28,960
	Mediobanca Banca di Credito Finanziario SpA	Italy	2,398	24,600
	Mitsubishi UFJ Financial Group Inc.	Japan	46,800	293,158
	Mizuho Financial Group Inc.	Japan	8,400	108,447
	The Bank of Nova Scotia	Canada	2,900	208,030

				1,326,371

	Beverages 0.1%
	Heineken Holding NV	Netherlands	466	36,865

	Biotechnology 2.6%
	AbbVie Inc.	United States	3,614	585,865
	Gilead Sciences Inc.	United States	5,062	300,936
a	Regeneron Pharmaceuticals Inc.	United States	419	292,638
a	Vertex Pharmaceuticals Inc.	United States	1,006	262,536

				1,441,975

	Building Products 0.3%
	AGC Inc.	Japan	800	32,329
	Compagnie de Saint-Gobain	France	2,030	122,579
	Owens Corning	United States	402	36,783

				191,691

	Capital Markets 1.8%
	3i Group PLC	United Kingdom	3,860	70,567
	Ameriprise Financial Inc.	United States	450	135,162
	Goldman Sachs Group Inc.	United States	1,373	453,227
	SBI Holdings Inc.	Japan	1,000	25,541
	SEI Investments Co.	United States	470	28,299
	The Carlyle Group Inc.	United States	660	32,281
	UBS Group AG	Switzerland	14,143	278,864

				1,023,941

	Chemicals 1.9%
	Arkema SA	France	189	22,869
	Asahi Kasei Corp.	Japan	5,000	43,769
	Celanese Corp.	United States	435	62,148
	CF Industries Holdings Inc.	United States	878	90,487
b	Covestro AG, 144A	Germany	776	39,579
	Dow Inc.	United States	3,023	192,626

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Chemicals (continued)
	ICL Group Ltd.	Israel	2,954	$35,388
	LyondellBasell Industries NV, A	United States	1,072	110,223
	Mitsubishi Chemical Holdings Corp.	Japan	5,000	33,660
	Mosaic Co.	United States	1,597	106,201
	Nitto Denko Corp.	Japan	600	43,600
	Nutrien Ltd.	Canada	2,200	227,600
	Sumitomo Chemical Co. Ltd.	Japan	5,900	27,319
	Toray Industries Inc.	Japan	5,400	28,420

				1,063,889

	Commercial Services & Supplies 0.0%†
	Dai Nippon Printing Co. Ltd.	Japan	900	21,340

	Communications Equipment 0.3%
	Juniper Networks Inc.	United States	666	24,749
a	Nokia OYJ	Finland	21,104	117,066

				141,815

	Construction Materials 0.4%
	CRH PLC	Ireland	617	24,955
	HeidelbergCement AG	Germany	584	33,568
a	Holcim Ltd.	Switzerland	2,098	103,253
	James Hardie Industries PLC, CDI	United States	1,630	49,696

				211,472

	Consumer Finance 0.5%
	Ally Financial Inc.	United States	1,465	63,698
	Capital One Financial Corp.	United States	1,676	220,042

				283,740

	Distributors 0.3%
	Genuine Parts Co.	United States	574	72,336
	LKQ Corp.	United States	1,093	49,633
	Pool Corp.	United States	54	22,834

				144,803

	Diversified Financial Services 0.1%
	Investor AB, A	Sweden	1,973	46,661
	Sofina SA	Belgium	61	22,411

				69,072

	Diversified Telecommunication Services 1.6%
a	Liberty Global PLC, C	United Kingdom	1,344	34,823
	Nippon Telegraph & Telephone Corp.	Japan	4,700	137,273
	Orange SA	France	7,946	94,635
	Telefonica SA	Spain	21,067	102,867
	Verizon Communications Inc.	United States	9,777	498,041

				867,639

	Electric Utilities 0.7%
	CLP Holdings Ltd.	Hong Kong	6,500	63,370
	Endesa SA	Spain	1,267	27,877
	Exelon Corp.	United States	3,312	157,750
c	Fortum OYJ, Reg S	Finland	1,719	31,616
	NRG Energy Inc.	United States	985	37,785
	Power Assets Holdings Ltd.	Hong Kong	6,000	39,112
	Red Electrica Corp. SA	Spain	1,791	37,085

				394,595

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Electrical Equipment 1.0%
	ABB Ltd.	Switzerland	5,119	$167,824
	Emerson Electric Co.	United States	2,424	237,673
	Fuji Electric Co. Ltd.	Japan	500	25,376
	Mitsubishi Electric Corp.	Japan	7,300	84,803
a	Sensata Technologies Holding PLC	United States	648	32,951

				548,627

	Electronic Equipment, Instruments & Components 0.6%
a	Arrow Electronics Inc.	United States	281	33,335
	Kyocera Corp.	Japan	1,300	73,711
	Murata Manufacturing Co. Ltd.	Japan	1,000	66,875
	TE Connectivity Ltd.	Switzerland	1,331	174,334

				348,255

	Equity Real Estate Investment Trusts (REITs) 1.8%
	Ascendas REIT	Singapore	11,600	25,114
	Dexus	Australia	4,362	35,868
	Goodman Group	Australia	6,803	116,938
	GPT Group	Australia	7,832	30,466
	Link REIT	Hong Kong	8,700	74,431
	Public Storage	United States	649	253,292
	Scentre Group	Australia	17,202	39,399
	Segro PLC	United Kingdom	4,846	85,850
	Simon Property Group Inc.	United States	1,349	177,475
	Stockland	Australia	9,631	30,882
	Weyerhaeuser Co.	United States	3,097	117,376

				987,091

	Food & Staples Retailing 2.0%
	Carrefour SA	France	2,459	53,749
	Jeronimo Martins SGPS SA	Portugal	1,115	26,958
	Koninklijke Ahold Delhaize NV	Netherlands	4,051	131,232
	Loblaw Cos. Ltd.	Canada	700	62,869
	The Kroger Co.	United States	2,882	165,340
	Walgreens Boots Alliance Inc.	United States	2,947	131,937
	Walmart Inc.	United States	3,688	549,217

				1,121,302

	Food Products 1.0%
	Archer-Daniels-Midland Co.	United States	2,292	206,876
	Bunge Ltd.	United States	578	64,048
	Meiji Holdings Co. Ltd.	Japan	500	27,230
	The Hershey Co.	United States	582	126,078
	Tyson Foods Inc.	United States	1,222	109,528

				533,760

	Gas Utilities 0.2%
	Osaka Gas Co. Ltd.	Japan	1,600	27,577
	Tokyo Gas Co. Ltd.	Japan	1,600	29,423
	UGI Corp.	United States	797	28,868

				85,868

	Health Care Equipment & Supplies 0.4%
a	Edwards Lifesciences Corp.	United States	1,115	131,258
a	Hologic Inc.	United States	1,015	77,972

				209,230

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Health Care Providers & Services 1.5%
	Cigna Corp.	United States	1,345	$322,276
	HCA Healthcare Inc.	United States	1,028	257,637
a	Laboratory Corp. of America Holdings	United States	307	80,944
	McKesson Corp.	United States	610	186,739

				847,596

	Hotels, Restaurants & Leisure 1.5%
	Aristocrat Leisure Ltd.	Australia	2,416	66,585
	Dominos Pizza Inc.	United States	147	59,830
	McDonald’s Corp.	United States	2,263	559,595
	Yum! Brands Inc.	United States	1,216	144,132

				830,142

	Industrial Conglomerates 0.3%
	CK Hutchison Holdings Ltd.	Hong Kong	11,500	84,509
	Jardine Matheson Holdings Ltd.	Hong Kong	900	49,500
	Toshiba Corp.	Japan	1,600	61,298

				195,307

	Insurance 1.6%
	Aflac Inc.	United States	2,506	161,361
	American Financial Group Inc.	United States	290	42,230
	Assicurazioni Generali SpA	Italy	4,298	99,326
	Dai-ichi Life Holdings Inc.	Japan	3,900	80,297
	Fairfax Financial Holdings Ltd.	Canada	100	54,604
	Fidelity National Financial Inc.	United States	1,071	52,308
	MetLife Inc.	United States	2,871	201,774
	NN Group NV	Netherlands	1,065	54,343
	Principal Financial Group Inc.	United States	1,054	77,374
	Sompo Holdings Inc.	Japan	1,200	53,200

				876,817

	Interactive Media & Services 3.2%
a	Alphabet Inc., A	United States	125	347,669
a	Alphabet Inc., C	United States	294	821,139
a	Meta Platforms Inc., A	United States	2,613	581,027

				1,749,835

	Internet & Direct Marketing Retail 0.2%
	eBay Inc.	United States	2,434	139,371

	IT Services 2.6%
	Accenture PLC, A	Ireland	1,678	565,872
a	CGI Inc.	Canada	900	71,759
	Cognizant Technology Solutions Corp., A	United States	2,140	191,894
	Fujitsu Ltd.	Japan	800	121,376
a	Gartner Inc.	United States	340	101,137
	International Business Machines Corp.	United States	1,213	157,714
	NTT Data Corp.	Japan	2,500	49,804
	Paychex Inc.	United States	1,321	180,277

				1,439,833

	Leisure Products 0.1%
	Hasbro Inc.	United States	528	43,254

	Life Sciences Tools & Services 1.1%
	Agilent Technologies Inc.	United States	1,248	165,148
a	IQVIA Holdings Inc.	United States	782	180,806
a	Mettler-Toledo International Inc.	United States	95	130,453

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
	PerkinElmer Inc.	United States	469	$81,822
a	Waters Corp.	United States	248	76,977

				635,206

	Machinery 0.5%
	CNH Industrial NV	United Kingdom	4,047	64,819
	Dover Corp.	United States	417	65,427
	Minebea Mitsumi Inc.	Japan	1,400	31,074
	Snap-on Inc.	United States	218	44,795
	Techtronic Industries Co. Ltd.	Hong Kong	6,000	97,224

				303,339

	Marine 0.2%
	AP Moller-Maersk A/S, A	Denmark	12	35,810
	AP Moller-Maersk A/S, B	Denmark	22	67,033

				102,843

	Media 0.4%
	Dentsu Group Inc.	Japan	800	33,088
	Omnicom Group Inc.	United States	824	69,941
	The Interpublic Group of Cos. Inc.	United States	1,538	54,522
	WPP PLC	United Kingdom	4,729	62,451

				220,002

	Metals & Mining 1.5%
	Anglo American PLC	South Africa	2,465	128,929
	ArcelorMittal SA	Luxembourg	2,618	85,349
	BlueScope Steel Ltd.	Australia	2,009	31,471
	Nippon Steel Corp.	Japan	3,500	62,603
	Nucor Corp.	United States	1,184	176,002
	Rio Tinto PLC	Australia	3,804	304,569
	Steel Dynamics Inc.	United States	810	67,578

				856,501

	Multi-Utilities 0.9%
	DTE Energy Co.	United States	787	104,049
	E.ON SE	Germany	8,758	102,728
	Engie SA	France	7,101	94,290
	Sempra Energy	United States	1,034	173,836

				474,903

	Multiline Retail 0.8%
	Canadian Tire Corp. Ltd., A	Canada	200	30,224
	Target Corp.	United States	1,922	407,887

				438,111

	Oil, Gas & Consumable Fuels 3.0%
	BP PLC	United Kingdom	32,098	158,630
	ConocoPhillips	United States	269	26,900
	ENEOS Holdings Inc.	Japan	12,200	46,036
	Eni SpA	Italy	10,312	152,531
	Imperial Oil Ltd.	Canada	1,000	48,437
	INPEX Corp.	Japan	4,300	51,015
	OMV AG	Austria	590	28,484
	Repsol SA	Spain	5,963	79,112
	Shell PLC	Netherlands	20,673	573,915
	Suncor Energy Inc.	Canada	6,100	198,767

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
	TotalEnergies SE	France	5,454	$279,328

				1,643,155

	Paper & Forest Products 0.1%
	West Fraser Timber Co. Ltd.	Canada	400	32,940

	Personal Products 0.4%
	L’Oreal SA	France	319	129,143
	The Estee Lauder Cos Inc., A	United States	283	77,067

				206,210

	Pharmaceuticals 2.3%
	Bristol-Myers Squibb Co.	United States	6,228	454,831
	Otsuka Holdings Co. Ltd.	Japan	1,600	55,788
	Pfizer Inc.	United States	10,666	552,179
	Roche Holding AG, Bearer	Switzerland	127	55,892
	Roche Holding AG, Non-Voting	Switzerland	319	127,028

				1,245,718

	Professional Services 0.2%
	Adecco Group AG	Switzerland	642	29,308
	Randstad NV	Netherlands	473	28,756
	Robert Half International Inc.	United States	443	50,582

				108,646

	Real Estate Management & Development 0.8%
	Aroundtown SA	Germany	3,975	22,972
a	CBRE Group Inc., A	United States	1,357	124,193
	CK Asset Holdings Ltd.	Hong Kong	8,500	58,285
	Daiwa House Industry Co. Ltd.	Japan	900	23,735
	Henderson Land Development Co. Ltd.	Hong Kong	6,000	24,976
	Hongkong Land Holdings Ltd.	Hong Kong	4,900	24,010
	LEG Immobilien AG	Germany	295	33,890
	New World Development Co. Ltd.	Hong Kong	6,000	24,402
	Sun Hung Kai Properties Ltd.	Hong Kong	5,500	65,735
	Wharf Real Estate Investment Co. Ltd.	Hong Kong	5,000	24,804

				427,002

	Road & Rail 1.5%
	AMERCO	United States	39	23,281
	JB Hunt Transport Services Inc.	United States	345	69,272
	Knight-Swift Transportation Holdings Inc.	United States	634	31,992
	MTR Corp. Ltd.	Hong Kong	6,500	35,150
	Old Dominion Freight Line Inc.	United States	406	121,264
	Union Pacific Corp.	United States	1,984	542,049

				823,008

	Semiconductors & Semiconductor Equipment 4.0%
	Intel Corp.	United States	11,478	568,850
	Micron Technology Inc.	United States	4,749	369,900
a	ON Semiconductor Corp.	United States	1,177	73,692
a	Qorvo Inc.	United States	465	57,706
	QUALCOMM Inc.	United States	3,488	533,036
a	Renesas Electronics Corp.	Japan	5,100	60,171
	Texas Instruments Inc.	United States	3,040	557,779

				2,221,134

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Software 6.1%
a	Cadence Design Systems Inc.	United States	1,168	$192,089
	Constellation Software Inc.	Canada	100	171,090
a	Dropbox Inc., A	United States	1,245	28,946
a	Fair Isaac Corp.	United States	110	51,311
	Intuit Inc.	United States	1,061	510,171
	Microsoft Corp.	United States	4,527	1,395,719
	Open Text Corp.	Canada	1,100	46,684
	Oracle Corp.	United States	1,520	125,750
	SAP SE	Germany	4,197	472,210
	SS&C Technologies Holdings Inc.	United States	911	68,343
a	Synopsys Inc.	United States	650	216,626
	The Sage Group PLC	United Kingdom	4,096	37,816
	Trend Micro Inc.	Japan	500	29,495

				3,346,250

	Specialty Retail 3.1%
	Advance Auto Parts Inc.	United States	258	53,396
a	AutoZone Inc.	United States	85	173,789
	Bath & Body Works Inc.	United States	1,079	51,576
	Best Buy Co. Inc.	United States	895	81,356
	Industria de Diseno Textil SA	Spain	1,501	33,034
	Kingfisher PLC	United Kingdom	8,346	28,065
	Lowe’s Cos Inc.	United States	2,224	449,671
a	O’Reilly Automotive Inc.	United States	273	186,994
	The Home Depot Inc.	United States	1,812	542,386
	Tractor Supply Co.	United States	166	38,740
a	Ulta Beauty Inc.	United States	215	85,617

				1,724,624

	Technology Hardware, Storage & Peripherals 0.5%
	Hewlett Packard Enterprise Co.	United States	5,366	89,666
	HP Inc.	United States	4,962	180,120

				269,786

	Textiles, Apparel & Luxury Goods 0.7%
	Burberry Group PLC	United Kingdom	1,622	35,750
	Gildan Activewear Inc.	Canada	800	30,032
	LVMH Moet Hennessy Louis Vuitton SE	France	388	280,351
	Pandora AS	Denmark	391	37,876

				384,009

	Tobacco 0.2%
	Imperial Brands PLC	United Kingdom	3,559	75,467
	Japan Tobacco Inc.	Japan	1,900	32,678

				108,145

	Trading Companies & Distributors 1.6%
a	AerCap Holdings NV	Ireland	545	27,403
	Ferguson PLC	United States	903	123,411
	ITOCHU Corp.	Japan	4,900	167,296
	Marubeni Corp.	Japan	6,400	75,192
	Mitsubishi Corp.	Japan	5,200	197,118
	Mitsui & Co. Ltd.	Japan	6,500	178,225
	Sumitomo Corp.	Japan	4,600	80,308
	Toyota Tsusho Corp.	Japan	800	33,351

				882,304

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.7%
KDDI Corp.	Japan	6,400	$211,180
Vodafone Group PLC	United Kingdom	108,399	178,176

			389,356

Total Common Stocks (Cost $31,430,864)			34,903,099

Total Investments (Cost $31,430,864) 63.16%			34,903,099
Other Assets, less Liabilities 36.84%			20,355,215

Net Assets 100.0%			$55,258,314

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $39,579, representing 0.1% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the value of this security was $31,616, representing 0.1% of net assets.

At March 31, 2022, the Fund had the following total return equity swap contracts outstanding. See Note 1(c).

Swaps

Description OTC Swap Contracts Short	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation)
MSFTLSSP	1-month USD LIBOR	At Maturity	MSCS	4/21/22	24,824	878

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	MSCO	Buy	2,024,413	$1,485,368	6/15/22	$36,706	$—
Australian Dollar	MSCO	Buy	2,130,395	1,563,130	6/15/22	38,627	—
Australian Dollar	MSCO	Sell	2,130,395	1,565,879	6/15/22	—	(35,879)
Brazilian Real	MSCO	Buy	3,706,831	713,717	6/15/22	50,314	—
Brazilian Real	MSCO	Buy	200,318	38,489	6/15/22	2,800	—
Canadian Dollar	MSCO	Buy	1,784,528	1,392,503	6/15/22	35,942	—
Canadian Dollar	MSCO	Buy	697,060	550,674	6/15/22	7,296	—
Czech Koruna	MSCO	Buy	38,806,504	1,682,884	6/15/22	70,063	—
Czech Koruna	MSCO	Sell	351,211	15,558	6/15/22	—	(307)
Euro	MSCO	Sell	1,016,753	1,127,929	6/15/22	—	(6,412)
Euro	MSCO	Sell	298,372	330,559	6/15/22	—	(2,321)
Great British Pound	MSCO	Buy	1,035,491	1,363,150	6/15/22	—	(158)
Great British Pound	MSCO	Buy	452,157	595,447	6/15/22	—	(284)
Hungarian Forint	MSCO	Buy	714,098,062	2,050,653	6/15/22	91,480	—
Hungarian Forint	MSCO	Sell	471,892,664	1,386,207	6/15/22	—	(29,364)
Hungarian Forint	MSCO	Sell	714,098,062	2,097,697	6/15/22	—	(44,436)
Israeli Shekel	MSCO	Buy	1,322,400	409,658	6/15/22	5,606	—
Israeli Shekel	MSCO	Sell	11,636,234	3,581,702	6/15/22	—	(72,346)
Japanese Yen	MSCO	Sell	57,183,755	494,259	6/15/22	22,257	—
Japanese Yen	MSCO	Sell	213,281,806	1,800,513	6/15/22	40,058	—
Mexican Peso	MSCO	Buy	61,939,237	2,909,894	6/15/22	156,759	—
Mexican Peso	MSCO	Sell	31,585,166	1,507,098	6/15/22	—	(56,704)
New Zealand Dollar	MSCO	Buy	4,018,526	2,746,944	6/15/22	44,792	—

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Franklin Liberty Systematic Style Premia ETF (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
New Zealand Dollar	MSCO	Sell	5,672,608	$3,881,601	6/15/22	$—	$(59,253)
Norwegian Krone	MSCO	Buy	10,898,000	1,224,748	6/15/22	20,995	—
Norwegian Krone	MSCO	Sell	10,898,000	1,216,254	6/15/22	—	(29,489)
South African Rand	MSCO	Buy	11,974,500	793,576	6/15/22	18,511	—
Swedish Krona	MSCO	Buy	3,429,302	364,006	6/15/22	4,612	—
Swedish Krona	MSCO	Buy	15,907,993	1,688,567	6/15/22	21,393	—
Swedish Krona	MSCO	Sell	15,907,993	1,641,722	6/15/22	—	(68,238)
Swiss Franc	MSCO	Buy	696,831	754,511	6/15/22	4,990	—
Swiss Franc	MSCO	Buy	242,473	258,808	6/15/22	5,472	—

Total Forward Exchange Contracts						$678,673	$(405,191)

Net unrealized appreciation (depreciation)							$273,482

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Australian 10 Yr. Bond	Long	92	$8,756,344	6/15/22	$(311,054)
Euro-OAT	Long	39	6,574,528	6/08/22	(320,720)
Euro-BTP	Long	28	4,308,938	6/08/22	(146,467)
EURO STOXX 50 Index	Long	77	3,275,320	6/17/22	2,408
S&P/TSX 60 Index	Long	6	1,265,378	6/16/22	38,771
Mex Bolsa Index	Long	39	1,109,433	6/17/22	53,287
FTSE/MIB Index	Long	8	1,086,214	6/17/22	27,539
FTSE 100 Index	Long	11	1,084,209	6/17/22	30,242
OMXS30 Index	Long	18	402,708	4/13/22	(12,576)
CAC 40 10 Euro	Long	3	222,224	4/14/22	1,503
IBEX 35 Index	Short	3	280,919	4/14/22	(1,316)
Nikkei 225 Mini	Short	3	687,868	6/09/22	(35,360)
DAX Index	Short	2	802,944	6/17/22	3,528
Euro-Bund	Short	8	1,412,265	6/08/22	21,145
S&P 500 E-Mini	Short	8	1,812,300	6/17/22	(71,980)
Canada 10 Yr. Bond	Short	21	2,195,076	6/21/22	95,454
SPI 200 Index	Short	17	2,386,950	6/16/22	(88,294)
SGX Nifty 50	Short	82	2,875,986	4/28/22	(13,478)
U.S. Treasury 10 Yr. Note	Short	66	8,109,750	6/21/22	222,643
Long Gilt, June	Short	61	9,736,670	6/28/22	127,823
Commodity Contracts
NY Harbor ULSD, May	Long	6	846,947	4/29/22	24,077
Soybean Oil, May	Long	20	839,280	5/13/22	29,850
Brent Crude, June	Long	8	837,680	4/29/22	18,356
Soybean, May	Long	10	809,125	5/13/22	6,137
Low Sulphur Gasoil, May	Long	8	806,400	5/12/22	28,786
WTI Crude, May	Long	8	802,240	4/20/22	(1,719)
Gasoline Rbob, May	Long	6	794,027	4/29/22	4,379
Cotton No. 2, May	Long	9	610,605	5/06/22	72,640
Gold 100 Ounce, June	Long	2	390,800	6/28/22	1,535
Silver, May	Long	2	251,330	5/26/22	(3,758)
Live Cattle, October	Long	4	231,080	10/31/22	1,508
Sugar No. 11, October	Long	6	129,965	9/30/22	11,205
Copper, September	Long	1	118,825	9/28/22	5,673

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Franklin Liberty Systematic Style Premia ETF (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts (continued)
Cotton No. 2, December	Long	2	$111,280	12/07/22	$9,004
Cocoa, September	Long	4	107,760	9/15/22	(1,225)
Corn, September	Long	3	104,437	9/14/22	7,479
Lean Hog, August	Long	2	94,760	8/12/22	874
Coffee ‘C’, September	Long	1	84,637	9/20/22	(8,928)
Soybean Meal, December	Long	2	82,300	12/14/22	(852)
Soybean Oil, December	Long	2	76,248	12/14/22	570
Soybean, November	Long	1	71,025	11/14/22	(2,322)
Wheat, May	Long	1	50,300	5/13/22	(3,303)
Wheat, September	Long	1	49,450	9/14/22	10,310
Corn, May	Long	1	37,438	5/13/22	5,135
Cocoa, May	Short	1	26,500	5/13/22	(1,858)
Soybean Meal, May	Short	4	187,000	5/13/22	(8,092)
Platinum, July	Short	4	199,160	7/27/22	5,710
Copper, May	Short	2	237,550	5/26/22	(10,213)
Lean Hog, June	Short	5	241,250	6/14/22	(1,254)
Coffee ‘C’, May	Short	4	339,600	5/18/22	(16,774)
Natural Gas, May	Short	8	451,360	4/27/22	(58,099)
Sugar No. 11, May	Short	35	764,008	4/29/22	(75,195)
Live Cattle, June	Short	28	1,535,800	6/30/22	(22,522)

Total Futures Contracts					$(349,788)

*As of year end.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Morgan Stanley Capital Services LLC as of March 31, 2022 , expiration date 4/22/22:

	Country	Shares	Value
Reference Entity – Short 100.00%
Automobiles & Components 4.28%
Aptiv PLC	United States	(1,226)	$(146,765)
BorgWarner Inc.	United States	(1,069)	(41,584)
Denso Corp.	Japan	(1,900)	(123,040)
Ferrari NV	Italy	(555)	(122,701)
Lear Corp.	United States	(264)	(37,644)
Lucid Group Inc., A	United States	(1,952)	(49,581)
Nissan Motor Co. Ltd.	Japan	(10,000)	(45,133)
Porsche Automobil Holding SE	Germany	(470)	(45,967)
Tesla Inc.	United States	(414)	(446,126)

			(1,058,541)

Banks 1.66%
Danske Bank A/S	Denmark	(3,051)	(51,388)
First Republic Bank	United States	(802)	(130,004)
Huntington Bancshares Inc.	United States	(6,314)	(92,311)
Skandinaviska Enskilda Banken AB, A	Sweden	(7,022)	(77,194)
Swedbank AB	Sweden	(3,971)	(60,080)

			(410,977)

Capital Goods 10.54%
Airbus SE	France	(2,645)	(324,785)
Alfa Laval AB	Sweden	(1,393)	(48,624)
Alstom SA	France	(1,396)	(33,038)

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Capital Goods (continued)
Assa Abloy AB, B	Sweden	(4,384)	$(119,909)
Atlas Copco AB, A	Sweden	(1,661)	(87,636)
Boeing Co.	United States	(1,810)	(346,615)
CAE Inc.	Canada	(1,500)	(39,078)
Epiroc AB, A	Sweden	(2,901)	(62,942)
Epiroc AB, B	Sweden	(1,694)	(31,001)
Ferrovial SA	Spain	(2,130)	(57,187)
Generac Holdings Inc.	United States	(287)	(85,314)
General Electric Co.	United States	(757)	(69,265)
HEICO Corp.	United States	(197)	(30,247)
HEICO Corp., A	United States	(331)	(41,981)
Howmet Aerospace Inc.	United States	(1,227)	(44,098)
Kone Oyj	Finland	(1,540)	(81,545)
Melrose Industries PLC	United Kingdom	(18,968)	(31,180)
MTU Aero Engines AG	Germany	(230)	(53,920)
Nibe Industrier AB	Sweden	(6,255)	(70,508)
Plug Power Inc.	United States	(2,514)	(71,926)
Rolls-Royce Holdings PLC	United Kingdom	(37,945)	(50,510)
Safran SA	France	(1,540)	(183,788)
Siemens Energy AG	Germany	(1,778)	(40,990)
Skanska AB, B	Sweden	(1,492)	(33,844)
SKF AB, B	Sweden	(1,672)	(27,620)
Smiths Group PLC	United Kingdom	(1,753)	(33,525)
Thales SA	France	(454)	(57,561)
TransDigm Group Inc.	United States	(236)	(153,763)
United Rentals Inc.	United States	(325)	(115,443)
Vestas Wind Systems A/S	Denmark	(4,890)	(146,107)
Vinci SA	France	(353)	(36,523)

			(2,610,473)

Commercial & Professional Services 0.82%
CoStar Group Inc.	United States	(1,745)	(116,234)
Rentokil Initial PLC	United Kingdom	(8,148)	(56,430)
Ritchie Bros Auctioneers Inc.	Canada	(500)	(29,558)

			(202,222)

Consumer Durables & Apparel 1.29%
adidas AG	Germany	(842)	(198,519)
Newell Brands Inc.	United States	(1,723)	(36,889)
Peloton Interactive Inc., A	United States	(1,321)	(34,901)
PulteGroup Inc.	United States	(1,183)	(49,568)

			(319,877)

Consumer Services 3.65%
Aramark	United States	(1,037)	(38,991)
Caesars Entertainment Inc.	United States	(991)	(76,664)
Carnival Corp.	United States	(3,738)	(75,582)
Darden Restaurants Inc.	United States	(601)	(79,903)
Evolution AB	Sweden	(790)	(82,065)
Flutter Entertainment PLC	Ireland	(759)	(88,673)
InterContinental Hotels Group PLC	United Kingdom	(816)	(55,761)
Las Vegas Sands Corp.	United States	(1,741)	(67,673)
MGM Resorts International	United States	(1,728)	(72,472)
Restaurant Brands International Inc.	Canada	(1,200)	(70,172)
Royal Caribbean Cruises Ltd.	United States	(1,027)	(86,042)
Sands China Ltd.	Macau	(14,400)	(34,900)
Whitbread PLC	United Kingdom	(900)	(33,855)
Wynn Resorts Ltd.	United States	(502)	(40,029)

			(902,782)

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Diversified Financials 2.32%
AGNC Investment Corp. REIT	United States	(2,379)	$(31,165)
Annaly Capital Management Inc. REIT	United States	(6,532)	(45,985)
Credit Suisse Group AG	Switzerland	(11,827)	(94,333)
EQT AB	Sweden	(1,342)	(53,583)
Euronext NV	Netherlands	(372)	(34,230)
Japan Exchange Group Inc.	Japan	(2,400)	(45,202)
Kinnevik AB, B	Sweden	(1,124)	(29,850)
London Stock Exchange Group PLC	United Kingdom	(1,429)	(149,880)
M&G PLC	United Kingdom	(11,458)	(33,371)
MarketAxess Holdings Inc.	United States	(169)	(57,494)

			(575,093)

Energy 2.22%
Cameco Corp.	Canada	(1,900)	(55,385)
Occidental Petroleum Corp.	United States	(4,343)	(246,422)
TC Energy Corp.	Canada	(4,400)	(248,384)

			(550,191)

Food & Staples Retailing 0.53%
Aeon Co. Ltd.	Japan	(2,900)	(62,348)
HelloFresh SE	Germany	(751)	(34,226)
Ocado Group PLC	United Kingdom	(2,208)	(34,043)

			(130,617)

Food, Beverage & Tobacco 0.93%
Brown-Forman Corp.	United States	(1,386)	(92,890)
Mowi ASA	Norway	(1,954)	(53,185)
Orkla ASA	Norway	(3,306)	(29,627)
Swedish Match AB	Sweden	(7,211)	(54,844)

			(230,546)

Health Care Equipment & Services 4.31%
DaVita Inc.	United States	(299)	(33,820)
Dexcom Inc.	United States	(414)	(211,802)
Fisher & Paykel Healthcare Corp. Ltd.	New Zealand	(2,614)	(44,272)
Fresenius Medical Care AG & Co. KGaA	Germany	(899)	(60,777)
Humana Inc.	United States	(565)	(245,871)
Insulet Corp.	United States	(324)	(86,310)
M3 Inc.	Japan	(2,100)	(77,322)
Masimo Corp.	United States	(235)	(34,202)
Novocure Ltd.	United States	(444)	(36,785)
Olympus Corp.	Japan	(4,900)	(94,427)
Ramsay Health Care Ltd.	Australia	(813)	(39,776)
SARTORIUS AG	Germany	(116)	(51,846)
Teladoc Health Inc.	United States	(691)	(49,842)

			(1,067,052)

Household & Personal Products 2.67%
Clorox Co.	United States	(559)	(77,718)
Essity AB, B	Sweden	(2,693)	(64,208)
Kimberly-Clark Corp.	United States	(1,482)	(182,523)
Reckitt Benckiser Group PLC	United Kingdom	(3,129)	(240,267)
Shiseido Co. Ltd.	Japan	(1,900)	(97,336)

			(662,052)

Insurance 4.17%
Admiral Group PLC	United Kingdom	(869)	(29,325)
Ageas SA/NV	Belgium	(748)	(38,151)
Alleghany Corp.	United States	(60)	(50,820)

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Insurance (continued)
Aviva PLC	United Kingdom	(16,771)	$(99,830)
Insurance Australia Group Ltd.	Australia	(10,616)	(34,918)
Lincoln National Corp.	United States	(749)	(48,955)
Phoenix Group Holdings PLC	United Kingdom	(3,159)	(25,538)
Progressive Corp.	United States	(2,605)	(296,944)
Prudential PLC	United Kingdom	(13,124)	(195,952)
QBE Insurance Group Ltd.	Australia	(6,447)	(55,676)
Tryg A/S	Denmark	(1,574)	(38,671)
Willis Towers Watson PLC	United States	(500)	(118,110)

			(1,032,890)

Materials 7.70%
Agnico Eagle Mines Ltd.	Canada	(2,100)	(128,618)
Air Products and Chemicals Inc.	United States	(993)	(248,161)
Antofagasta PLC	United Kingdom	(1,816)	(40,002)
Boliden AB	Sweden	(1,252)	(64,230)
Chr. Hansen Holding A/S	Denmark	(466)	(34,622)
Croda International PLC	United Kingdom	(605)	(62,770)
Ecolab Inc.	United States	(1,107)	(195,452)
First Quantum Minerals Ltd.	Canada	(2,800)	(97,021)
Freeport-McMoRan Inc.	United States	(6,904)	(343,405)
Givaudan SA	Switzerland	(40)	(166,346)
International Flavors & Fragrances Inc.	United States	(1,152)	(151,292)
Nippon Paint Holdings Co. Ltd.	Japan	(3,800)	(33,875)
Northern Star Resources Ltd.	Australia	(5,177)	(41,753)
Pan American Silver Corp.	Canada	(1,000)	(27,317)
RPM International Inc.	United States	(573)	(46,665)
Svenska Cellulosa AB SCA, B	Sweden	(2,617)	(51,515)
Umicore SA	Belgium	(867)	(37,969)
Wheaton Precious Metals Corp.	Canada	(2,100)	(99,952)
Yara International ASA	Norway	(717)	(36,244)

			(1,907,209)

Media & Entertainment 8.00%
Activision Blizzard Inc.	United States	(749)	(60,002)
AMC Entertainment Holdings Inc., A	United States	(2,417)	(59,555)
Cable One Inc.	United States	(24)	(35,142)
Informa PLC	United Kingdom	(6,488)	(51,408)
Liberty Broadband Corp.	United States	(633)	(85,658)
Match Group Inc.	United States	(743)	(80,794)
Netflix Inc,	United States	(959)	(359,232)
News Corp., A	United States	(1,665)	(36,880)
Nexon Co Ltd.	Japan	(2,000)	(48,313)
Nintendo Co. Ltd.	Japan	(500)	(254,047)
Paramount Global, B	United States	(2,468)	(93,315)
Pearson PLC	United Kingdom	(3,140)	(31,032)
Pinterest Inc., A	United States	(2,589)	(63,715)
Roku Inc.	United States	(542)	(67,896)
Sea Ltd. ADR	Taiwan	(1,400)	(167,706)
Snap Inc.	United States	(5,190)	(186,788)
Take-Two Interactive Software Inc.	United States	(556)	(85,480)
Twitter Inc.	United States	(3,563)	(137,853)
Zoominfo Technologies Inc.	United States	(1,291)	(77,124)

			(1,981,940)

Pharmaceuticals, Biotechnology & Life Sciences 6.11%
Alnylam Pharmaceuticals Inc.	United States	(545)	(88,993)
Argenx SE	Netherlands	(205)	(64,436)
AstraZeneca PLC	United Kingdom	(2,594)	(346,047)
BioMarin Pharmaceutical Inc.	United States	(818)	(63,068)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Chugai Pharmaceutical Co. Ltd.	Japan	(3,000)	$(101,265)
Daiichi Sankyo Co. Ltd.	Japan	(7,700)	(170,019)
Eisai Co. Ltd.	Japan	(1,100)	(51,386)
Elanco Animal Health Inc.	United States	(1,997)	(52,102)
Exact Sciences Corp.	United States	(822)	(57,474)
Incyte Corp.	United States	(857)	(68,063)
Jazz Pharmaceuticals PLC	United States	(300)	(46,701)
Sartorius Stedim Biotech	France	(121)	(50,150)
Seagen Inc.	United States	(617)	(88,879)
Takeda Pharmaceutical Co. Ltd.	Japan	(7,100)	(204,620)
Viatris Inc.	United States	(5,510)	(59,949)

			(1,513,152)

Real Estate 5.19%
Boston Properties Inc. REIT	United States	(665)	(85,652)
Digital Realty Trust Inc.	United States	(1,295)	(183,631)
Equinix Inc.	United States	(407)	(301,839)
Host Hotels & Resorts Inc.	United States	(3,206)	(62,293)
Mitsui Fudosan Co. Ltd.	Japan	(3,900)	(84,185)
Realty Income Corp. REIT	United States	(2,542)	(176,161)
SBA Communications Corp. REIT	United States	(485)	(166,888)
Unibail-Rodamco-Westfield REIT	France	(543)	(41,192)
Ventas Inc. REIT	United States	(1,801)	(111,230)
Vornado Realty Trust REIT	United States	(734)	(33,265)
Zillow Group Inc., C	United States	(783)	(38,594)

			(1,284,930)

Retailing 3.01%
Carvana Co.	United States	(370)	(44,137)
Delivery Hero SE	South Korea	(752)	(33,351)
Doordash Inc.	United States	(556)	(65,158)
Etsy Inc.	United States	(579)	(71,958)
Fast Retailing Co. Ltd.	Japan	(300)	(155,691)
Just Eat Takeaway.com NV	United Kingdom	(859)	(29,395)
MercadoLibre Inc.	Brazil	(205)	(243,844)
Pan Pacific International Holdings Corp.	Japan	(1,900)	(30,744)
Rakuten Group Inc.	Japan	(4,000)	(31,868)
Wayfair Inc.	United States	(361)	(39,992)

			(746,138)

Semiconductors & Semiconductor Equipment 4.57%
Advanced Micro Devices Inc.	United States	(1,618)	(176,912)
ASM International NV	Netherlands	(200)	(73,902)
Enphase Energy Inc.	United States	(620)	(125,104)
Lam Research Corp.	United States	(648)	(348,371)
Lasertec Corp.	Japan	(300)	(51,374)
Marvell Technology Inc.	United States	(3,846)	(275,797)
SolarEdge Technologies Inc.	United States	(250)	(80,592)

			(1,132,052)

Software & Services 18.43%
Adyen NV	Netherlands	(83)	(167,061)
Amadeus IT Group SA	Spain	(2,009)	(132,286)
Avalara Inc.	United States	(413)	(41,098)
Bill.com Holdings Inc.	United States	(373)	(84,593)
Cloudflare Inc., A	United States	(1,224)	(146,513)
Coupa Software Inc.	United States	(365)	(37,095)
Crowdstrike Holdings Inc., A	United States	(908)	(206,189)
Datadog Inc., A	United States	(1,043)	(157,983)
DocuSign Inc.	United States	(899)	(96,301)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Software & Services (continued)
Fidelity National Information Services Inc.	United States	(2,725)	$(273,644)
Fiserv Inc.	United States	(2,655)	(269,217)
FleetCor Technologies Inc.	United States	(348)	(86,673)
GoDaddy Inc., A	United States	(740)	(61,938)
MongoDB Inc.	United States	(290)	(128,641)
Okta Inc., A	United States	(694)	(104,766)
Palantir Technologies Inc.	United States	(7,841)	(107,657)
PayPal Holdings Inc.	United States	(3,278)	(379,101)
RingCentral Inc., A	United States	(361)	(42,313)
Shopify Inc., A	Canada	(500)	(338,445)
Snowflake Inc.	United States	(1,017)	(233,025)
Splunk Inc.	United States	(799)	(118,739)
Square Inc., A	United States	(2,435)	(330,186)
Twilio Inc., A	United States	(795)	(131,024)
Visa Inc., A	United States	(1,585)	(351,505)
Workday Inc., A	United States	(876)	(209,767)
Worldline SA	France	(1,074)	(47,184)
Zendesk Inc.	United States	(554)	(66,641)
Zoom Video Communications Inc., A	United States	(1,009)	(118,285)
Zscaler Inc.	United States	(398)	(96,029)

			(4,563,899)

Technology Hardware & Equipment 0.59%
Logitech International SA	Switzerland	(785)	(59,030)
NetApp Inc.	United States	(1,044)	(86,652)

			(145,682)

Telecommunication Services 2.27%
Cellnex Telecom SA	Spain	(2,287)	(111,226)
Lumen Technologies Inc.	United States	(3,871)	(43,626)
Rogers Communications Inc.	Canada	(1,500)	(84,977)
SoftBank Corp.	Japan	(12,700)	(149,418)
T-Mobile US Inc.	United States	(384)	(49,286)
Tele2 AB, B	Sweden	(2,131)	(32,539)
Telenor ASA	Norway	(3,119)	(45,212)
Telia Co. AB	Sweden	(11,377)	(46,072)

			(562,356)

Transportation 2.30%
Central Japan Railway Co.	Japan	(700)	(92,074)
East Japan Railway Co.	Japan	(1,400)	(82,010)
Kuehne + Nagel International AG	Switzerland	(232)	(66,329)
Lyft Inc., A	United States	(1,247)	(47,885)
Uber Technologies Inc.	United States	(6,820)	(243,338)
West Japan Railway Co.	Japan	(900)	(37,750)

			(569,386)

Utilities 2.43%
APA Group	Australia	(5,363)	(42,972)
EDP Renovaveis SA	Spain	(1,316)	(34,175)
Iberdrola SA	Spain	(25,946)	(286,379)
Northland Power Inc.	Canada	(1,000)	(33,273)
Orsted AS	Denmark	(897)	(113,941)
PPL Corp.	United States	(3,223)	(92,049)

			(602,789)

Total Value of Reference Entity – Morgan Stanley Capital Services LLC			$(24,762,846)

See Abbreviations on page 240.

See Note 12 regarding other derivative information.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.14	$25.44	$25.00

Income from investment operations[b]:

Net investment income[c]	0.45	0.51	0.29

Net realized and unrealized gains (losses)	(1.61)	0.03	0.49

Total from investment operations	(1.16)	0.54	0.78

Less distributions from:

Net investment income	(0.50)	(0.65)	(0.31)

Net realized gains	(0.05)	(0.19)	(0.03)

Total Distributions	(0.55)	(0.84)	(0.34)

Net asset value, end of year	$23.43	$25.14	$25.44

Total return[d]	(4.72)%	2.07%	3.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.16%	0.17%	0.19%

Expenses net of waiver and payments by affiliates	0.15%	0.15%	0.15%

Net investment income	1.80%	1.95%	2.14%

Supplemental data

Net assets, end of year (000’s)	$1,509,961	$1,460,597	$853,532

Portfolio turnover rate[f]	69.88% [g]	90.99% [g]	126.68% [g]

aFor the period September 17, 2019 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	69.88%	90.99%	126.68%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Core Bond ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 26.0%
	Aerospace & Defense 0.3%
	The Boeing Co., Sr. Unsecured note, 3.50%, 3/01/39	United States	5,000,000	$4,319,493

	Air Freight & Logistics 0.1%
	FedEx Corp., senior bond, 4.05%, 2/15/48	United States	2,000,000	1,981,794

	Airlines 1.1%
	American Airlines 2016-3 Class A Pass Through Trust 3.25%, 4/15/30	United States	4,552,817	4,088,166
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/25	United States	7,700,000	7,750,794
	United Airlines 2019-2 Class A Pass Through Trust, Series A, 2.90%, 11/01/29	United States	2,325,209	2,115,340
	United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.875%, 4/15/29	United States	87,507	90,724
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	2,073,600	2,049,461

				16,094,485

	Banks 3.1%
a	Banco de Chile, Sr. Unsecured , 144A, 2.99%, 12/09/31	Chile	1,200,000	1,109,106
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	1,100,000	1,071,180
	Bank of America Corp.,
	Sr. Unsecured , 1.922%, 10/24/31	United States	1,500,000	1,304,695
	Sr. Unsecured note, 2.592%, 4/29/31	United States	3,000,000	2,772,839
	Citigroup Inc.,
	3.057%, 1/25/33	United States	1,800,000	1,683,715
	senior bond, 5.875%, 1/30/42	United States	1,100,000	1,374,406
	sub. bond, 4.45%, 9/29/27	United States	1,500,000	1,549,736
	subordinate, 4.125%, 7/25/28	United States	2,300,000	2,339,400
	HSBC Holdings PLC,
	senior note, 2.013% to 9/22/27, FRN thereafter, 9/22/28	United Kingdom	4,100,000	3,722,274
	senior note, 2.357% to 8/18/30, FRN thereafter, 8/18/31	United Kingdom	1,300,000	1,155,404
	Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	1,200,000	1,219,686
	JPMorgan Chase & Co.,
	senior bond, 2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	2,000,000	1,856,380
	Sr. Unsecured , 1.953%, 2/04/32	United States	2,000,000	1,754,153
	subordinated, 2.956%, to 5/13/30 FRN thereafter, 5/13/31	United States	5,000,000	4,687,158
	Merrill Lynch & Co. Inc., sub. bond, 7.75%, 5/14/38	United States	2,800,000	3,919,001
a	Societe Generale SA, Sr. Unsecured , 144A, 1.792%, 6/09/27	France	2,300,000	2,075,698
	Truist Bank, sub. Bond, 2.25%, 3/11/30	United States	4,300,000	3,946,265
a	UniCredit SpA, Sr. Unsecured , 144A, 1.982%, 6/03/27	Italy	2,100,000	1,895,711
	Wells Fargo & Co., senior bond, 2.879% to 10/30/29, FRN thereafter, 10/30/30	United States	7,700,000	7,326,809

				46,763,616

	Beverages 0.3%
	Anheuser-Busch InBev Worldwide Inc.,
	senior bond, 3.50%, 6/01/30	United States	2,400,000	2,437,055
	senior bond, 5.55%, 1/23/49	United States	1,200,000	1,468,878

				3,905,933

	Biotechnology 0.4%
	AbbVie Inc., senior bond, 4.75%, 3/15/45	United States	5,000,000	5,464,619
	Bio-Rad Laboratories Inc. 3.30%, 3/15/27	United States	500,000	492,817

				5,957,436

	Building Products 0.6%
	Carrier Global Corp., senior note, 3.577%, 4/05/50	United States	2,300,000	2,112,356
	MDC Holdings Inc. 2.50%, 1/15/31	United States	4,000,000	3,498,353

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Building Products (continued)
	NVR Inc., Sr. Unsecured , 3.00%, 5/15/30	United States	4,500,000	$4,206,385

				9,817,094

	Capital Markets 0.7%
	Morgan Stanley,
	senior note, 3.622% to 4/01/30, FRN thereafter, 4/01/31	United States	4,300,000	4,283,167
	sub. bond, 3.95%, 4/23/27	United States	3,600,000	3,664,508
	The Goldman Sachs Group Inc., senior bond, 3.691% to 6/05/27, FRN thereafter, 6/05/28	United States	2,500,000	2,505,803

				10,453,478

	Chemicals 0.7%
	CF Industries Inc. 5.15%, 3/15/34	United States	4,800,000	5,342,304
a	International Flavors & Fragrances Inc., Sr. Unsecured, 144A, 2.30%, 11/01/30	United States	6,500,000	5,812,614

				11,154,918

	Commercial Services & Supplies 0.3%
	Boardwalk Pipelines LP, senior note, 4.80%, 5/03/29	United States	3,950,000	4,089,912

	Containers & Packaging 0.2%
	Bemis Co. Inc., senior note, 2.63%, 6/19/30	United States	3,500,000	3,231,207

	Diversified Consumer Services 0.3%
	Kohl’s Corp., Sr. Unsecured note, 3.375%, 5/01/31	United States	5,000,000	4,834,707

	Diversified Financial Services 0.2%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.40%, 10/29/33	Ireland	3,500,000	3,144,078

	Diversified Telecommunication Services 1.4%
	America Movil SAB de CV, Sr. Unsecured note, 2.875%, 5/07/30	Mexico	3,800,000	3,633,699
	AT&T Inc., Sr. Unsecured , 3.50%, 6/01/41	United States	4,000,000	3,693,260
	France Telecom SA, senior bond, 9.00%, 3/01/31	France	4,300,000	5,982,739
	Verizon Communications Inc.,
	Sr. Unsecured note, 1.75%, 1/20/31	United States	5,000,000	4,366,295
	Sr. Unsecured note, 2.85%, 9/03/41	United States	3,900,000	3,444,350

				21,120,343

	Education Services 0.5%
	Rockefeller University, Series 2020, Unsecured, 3.75%, 7/01/51	United States	7,000,000	7,007,026

	Electric Utilities 2.6%
	Baltimore Gas and Electric Co., senior bond, 3.50%, 8/15/46	United States	1,400,000	1,359,416
a	Comision Federal de Electricidad, 144A, 3.348%, 2/09/31	Mexico	3,800,000	3,342,328
	Duke Energy Corp., senior bond, 3.75%, 9/01/46	United States	6,400,000	6,059,847
a	EDP Finance BV, senior note, 144A, 1.71%, 1/24/28	Netherlands	4,500,000	3,976,469
	Enel Finance International NV,
	[a] 144A, 2.25%, 7/12/31	Italy	3,500,000	3,105,421
	[a] senior bond, 144A, 3.50%, 4/06/28	Netherlands	2,700,000	2,671,168
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	3,000,000	3,100,910
	Georgia Power Co., senior bond, 4.75%, 9/01/40	United States	1,400,000	1,480,988
	MidAmerican Energy Co., secured bond, 3.65%, 8/01/48	United States	1,100,000	1,094,668
a	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, senior bond, 144A, 4.875%, 7/17/49	Indonesia	750,000	725,014
a	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	3,300,000	3,328,091
	The Southern Co., senior bond, 3.70%, 4/30/30	United States	4,000,000	4,016,984
	Virginia Electric and Power Co., senior bond, 3.80%, 9/15/47	United States	5,100,000	5,114,602

				39,375,906

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electronic Equipment, Instruments & Components 0.8%
	Flex Ltd., senior note, 4.875%, 5/12/30	Singapore	6,300,000	$6,593,033
	Teledyne FLIR LLC, Sr. Unsecured note, 2.50%, 8/01/30	United States	6,000,000	5,473,738

				12,066,771

	Energy Equipment & Services 0.9%
	Kinder Morgan Inc. 2.00%, 2/15/31	United States	8,200,000	7,180,338
	MPLX LP, Sr. Unsecured, 2.65%, 8/15/30	United States	5,000,000	4,588,803
a	Schlumberger Holdings Corp., senior note, 144A, 3.90%, 5/17/28	United States	1,950,000	1,972,690

				13,741,831

	Entertainment 0.1%
a	Magallanes Inc., 144A, 4.054%, 3/15/29	United States	900,000	905,504

	Equity Real Estate Investment Trusts (REITs) 0.1%
	Kimco Realty Corp., Sr. Unsecured , 4.25%, 4/01/45	United States	1,000,000	1,001,458

	Food Products 0.8%
a	Bimbo Bakeries USA Inc., 144A, 4.00%, 5/17/51	United States	800,000	748,154
a	Cencosud SA, 144A, 5.15%, 2/12/25	Chile	6,300,000	6,546,739
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	4,100,000	4,049,632

				11,344,525

	Health Care Providers & Services 1.2%
	Anthem Inc., senior bond, 5.10%, 1/15/44	United States	2,000,000	2,313,681
	Centene Corp., Sr. Unsecured , 3.00%, 10/15/30	United States	3,000,000	2,760,030
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	1,117,000	1,170,401
	senior bond, 4.875%, 7/20/35	United States	1,400,000	1,540,009
	HCA Inc., senior secured bond, first lien, 5.50%, 6/15/47	United States	900,000	1,019,485
	Quest Diagnostics Inc., senior bond, 2.80%, 6/30/31	United States	6,800,000	6,369,365
	STERIS Irish FinCo UnLtd Co. 2.70%, 3/15/31	Ireland	3,000,000	2,750,745

				17,923,716

	Hotels, Restaurants & Leisure 0.3%
	Las Vegas Sands Corp., Sr. Unsecured , 3.90%, 8/08/29	United States	4,700,000	4,315,875

	Household Durables 0.4%
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	6,200,000	6,098,918

	Independent Power Producers & Energy Traders 0.4%
a	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	5,550,000	5,617,599

	Insurance 1.2%
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	United States	1,700,000	1,562,720
	AXA SA, Subordinated, 8.60%, 12/15/30	France	3,600,000	4,768,632
	Berkshire Hathaway Finance Corp. 3.85%, 3/15/52	United States	1,200,000	1,228,621
a	Five Corners Funding Trust II, senior note, 144A, 2.85%, 5/15/30	United States	4,000,000	3,798,143
	MetLife Inc., senior bond, 5.875%, 2/06/41	United States	1,100,000	1,365,795
	Radian Group Inc., Sr. Unsecured , 4.875%, 3/15/27	United States	3,700,000	3,723,217
	Reinsurance Group of America Inc., Sr. Unsecured , 3.90%, 5/15/29	United States	2,250,000	2,274,680

				18,721,808

	Internet Software & Services 0.2%
a	Tencent Holdings Ltd., Sr. Unsecured , 144A, 3.925%, 1/19/38	Cayman Islands	4,000,000	3,721,085

	IT Services 0.7%
	Fidelity National Information Services Inc., Sr. Unsecured note, 2.25%, 3/01/31	United States	4,500,000	3,986,259
	Fiserv Inc.,
	senior bond, 2.65%, 6/01/30	United States	4,700,000	4,344,688
	senior bond, 4.40%, 7/01/49	United States	2,400,000	2,485,698

				10,816,645

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Media 0.8%
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	senior bond, 2.80%, 4/01/31	United States	5,000,000	$4,513,985
	senior secured note, 3.50%, 3/01/42	United States	1,500,000	1,244,367
	Comcast Corp., senior bond, 4.25%, 1/15/33	United States	2,000,000	2,164,034
	Fox Corp., senior bond, 5.576%, 1/25/49	United States	3,200,000	3,731,170
	NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	1,100,000	1,187,128

				12,840,684

	Metals & Mining 0.1%
a	Corp. Nacional del Cobre de Chile, Sr. Unsecured , 144A, 4.50%, 8/01/47	Chile	1,160,000	1,183,479

	Oil, Gas & Consumable Fuels 2.0%
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	3,000,000	3,038,538
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	2,200,000	2,323,426
a	Continental Resources Inc., senior bond, 144A, 5.75%, 1/15/31	United States	3,400,000	3,724,088
	Enable Midstream Partners LP, senior note, 3.90%, 5/15/24	United States	2,650,000	2,667,840
	Enterprise Products Operating LLC, senior bond, 4.25%, 2/15/48	United States	1,150,000	1,158,155
	Equinor ASA, senior note, 2.375%, 5/22/30	Norway	3,000,000	2,835,248
a	Lundin Energy Finance B.V., 144A, 3.10%, 7/15/31	Netherlands	4,700,000	4,359,986
	MPLX LP, senior bond, 4.70%, 4/15/48	United States	1,250,000	1,263,098
a	Pertamina Persero PT, senior bond, 144A, 4.70%, 7/30/49	Indonesia	1,000,000	987,866
	Phillips 66 3.30%, 3/15/52	United States	950,000	838,367
	Sabine Pass Liquefaction LLC, senior secured bond, first lien, 4.20%, 3/15/28	United States	4,000,000	4,115,135
a	Sinopec Group Overseas Development 2018 Ltd., 144A, 3.35%, 5/13/50	British Virgin Islands	1,700,000	1,430,431
	The Williams Cos. Inc.,
	senior bond, 3.50%, 11/15/30	United States	1,000,000	990,328
	senior bond, 5.10%, 9/15/45	United States	300,000	325,942

				30,058,448

	Paper & Forest Products 0.2%
	Suzano Austria GmbH 3.125%, 1/15/32	Austria	2,700,000	2,396,493

	Pharmaceuticals 0.9%
	Bristol-Myers Squibb Co., senior bond, 4.125%, 6/15/39	United States	3,200,000	3,447,837
	Royalty Pharma PLC 2.20%, 9/02/30	United Kingdom	5,000,000	4,379,029
	Takeda Pharmaceutical Co. Ltd.,
	senior note, 2.05%, 3/31/30	Japan	2,600,000	2,350,154
	senior note, 5.00%, 11/26/28	Japan	2,500,000	2,713,918

				12,890,938

	Real Estate Investment Trusts (REITs) 0.0%†
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 3.50%, 3/15/31	United States	400,000	372,167

	Road & Rail 0.3%
	Burlington Northern Santa Fe LLC,
	senior bond, 4.15%, 4/01/45	United States	2,300,000	2,444,099
	senior bond, 4.90%, 4/01/44	United States	1,100,000	1,268,363
	CSX Corp., senior bond, 4.25%, 11/01/66	United States	1,000,000	1,045,599

				4,758,061

	Software 0.3%
	ServiceNow Inc., senior bond, 1.40%, 9/01/30	United States	6,000,000	5,106,238

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Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Tobacco 0.8%
	Altria Group Inc., senior note, 3.40%, 5/06/30	United States	6,600,000	$6,359,822
a	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 7/26/26	United Kingdom	6,000,000	5,877,098

				12,236,920

	Wireless Telecommunication Services 0.7%
	T-Mobile USA Inc.,
	senior bond, 3.30%, 2/15/51	United States	2,000,000	1,688,933
	senior note, 3.75%, 4/15/27	United States	5,000,000	5,037,600
	senior secured bond, 3.875%, 4/15/30	United States	1,000,000	1,005,262
	Vodafone Group PLC, senior bond, 6.15%, 2/27/37	United Kingdom	2,300,000	2,761,180

				10,492,975

	Total Corporate Bonds & Notes (Cost $424,288,017)			391,863,564

	U.S. Government & Agency Securities 41.2%
	Federal Home Loan Mortgage Corp., 2.00%, 4/01/52	United States	5,399,000	5,017,612
	2.50%, 9/01/51	United States	5,291,713	5,057,328
	2.50%, 12/01/51	United States	4,068,225	3,896,023
	2.50%, 12/01/51	United States	1,440,602	1,376,948
	2.50%, 4/01/52	United States	14,252,000	13,620,738
	3.50%, 4/01/52	United States	3,388,000	3,398,415
	Federal National Mortgage Association, 2.50%, 2/01/51	United States	5,446,450	5,206,779
	2.50%, 11/01/51	United States	5,444,898	5,204,738
	2.50%, 2/01/52	United States	5,324,238	5,098,959
	2.50%, 2/01/52	United States	5,443,691	5,215,061
	3.00%, 3/01/52	United States	830,259	813,930
	3.00%, 3/01/52	United States	5,321,885	5,218,573
	Government National Mortgage Association, 4.00%, 10/20/51	United States	2,924,074	2,990,313
	4.00%, 1/20/52	United States	5,024,330	5,138,145
	U.S. Treasury Bond, 1.125%, 8/15/40	United States	6,900,000	5,414,613
	1.25%, 5/15/50	United States	18,743,000	14,003,071
	1.375%, 8/15/50	United States	20,400,000	15,723,937
	2.00%, 11/15/41	United States	5,100,000	4,616,297
	2.00%, 2/15/50	United States	11,100,000	10,012,113
	2.25%, 8/15/46	United States	25,354,000	23,739,663
	2.25%, 8/15/49	United States	2,050,000	1,951,824
	2.75%, 8/15/42	United States	4,387,000	4,465,143
	2.75%, 11/15/42	United States	5,924,000	6,022,232
	3.00%, 11/15/44	United States	12,595,000	13,362,016
	3.00%, 2/15/49	United States	7,293,000	8,024,294
	3.50%, 2/15/39	United States	3,175,000	3,640,708
	U.S. Treasury Note, 0.25%, 6/30/25	United States	24,509,000	22,773,744
	0.375%, 11/30/25	United States	91,791,000	84,879,783
	0.375%, 1/31/26	United States	62,772,000	57,847,095
	0.50%, 3/31/25	United States	51,900,000	48,903,586
	0.875%, 6/30/26	United States	24,500,000	22,886,924
	1.25%, 12/31/26	United States	34,100,000	32,223,168
	1.375%, 8/31/23	United States	20,000,000	19,806,641
	1.50%, 3/31/23	United States	30,273,000	30,203,535
	1.50%, 9/30/24	United States	9,050,000	8,838,598
	1.50%, 10/31/24	United States	5,750,000	5,610,967
	1.875%, 9/30/22	United States	6,500,000	6,526,314
	2.125%, 2/29/24	United States	100,665,000	100,324,862
	2.125%, 3/31/24	United States	3,500,000	3,486,055

	Total U.S. Government & Agency Securities (Cost $654,974,415)			622,540,745

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Franklin Liberty U.S. Core Bond ETF (continued)

	Country	Principal Amount*	Value
Municipal Bonds 4.3%
Alabama 0.3%
Southeast Alabama Gas Supply District, Series 2018B, Monthly, VRDN, 1.004%, 6/01/49		5,000,000	$4,999,536

California 2.5%
California Health Facilities Financing Authority,
State of California Personal Income Tax Revenue, 2.934%, 6/01/32		530,000	495,633
State of California Personal Income Tax Revenue, 2.984%, 6/01/33		460,000	426,698
State of California Personal Income Tax Revenue, 3.034%, 6/01/34		345,000	318,076
California State University, Series 2021B-1, 2.719%, 11/01/52		2,195,000	1,853,916
Clovis Unified School District, Refunding, Series 2021B, 3.067%, 8/01/39		12,580,000	11,594,246
Contra Costa Community College District, Refunding, 2.926%, 8/01/38		4,000,000	3,618,866
Foothill-Eastern Transportation Corridor Agency, Refunding, Series 2019A, 4.094%, 1/15/49		275,000	275,050
Gilroy Unified School District, Refunding, 3.364%, 8/01/47		1,145,000	1,146,435
San Bernardino Community College District,
Refunding, 2.686%, 8/01/41		6,140,000	5,349,805
Refunding, 2.856%, 8/01/49		3,575,000	3,019,951
State of California, 4.00%, 3/01/46		2,500,000	2,685,247
Whittier City School District, Refunding, 3.306%, 8/01/43		7,500,000	7,316,046

			38,099,969

Florida 0.0%†
County of Broward, Airport System Revenue, Refunding, Series 2019C, 3.477%, 10/01/43		560,000	528,364

New York 0.3%
Metropolitan Transportation Authority, 4.00%, 11/15/45		1,095,000	1,120,115
Green Bond, Series 2019B, 5.00%, 11/15/52		2,655,000	2,879,660

			3,999,775

Ohio 0.1%
Greenville City School District, Refunding, 3.541%, 1/01/51		1,295,000	1,308,669

Pennsylvania 0.7%
Commonwealth Financing Authority, Series 2021A, 2.991%, 6/01/42		7,800,000	7,074,417
Pennsylvania State University, Series 2020B, 2.888%, 9/01/50		3,500,000	3,154,713

			10,229,130

Texas 0.4%
City of Austin, Electric Utility Revenue, Refunding, 6.262%, 11/15/32		940,000	1,116,207
Texas Water Development Board, Series 2019A, 4.00%, 10/15/44		3,750,000	4,022,310

			5,138,517

Total Municipals (Cost $69,609,852)			64,303,960

Mortgage-Backed Securities 18.4%
Fannie Mae 5.0%
Federal Home Loan Mortgage Corp., 2.00%, 2/01/36	United States	5,359,058	5,214,771
2.00%, 7/01/36	United States	4,950,048	4,814,757
2.00%, 3/01/51	United States	5,594,030	5,209,351
2.50%, 2/01/51	United States	5,444,352	5,205,264
3.00%, 3/01/27	United States	4,392,516	4,439,419
3.00%, 3/01/50	United States	16,959,652	16,666,100
3.00%, 3/01/50	United States	6,627,291	6,514,628
3.50%, 2/01/47	United States	1,694,368	1,726,266
3.50%, 2/01/47	United States	3,142,518	3,200,852
3.50%, 3/01/48	United States	4,216,275	4,275,711
3.50%, 3/01/48	United States	2,004,827	2,031,440

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Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Fannie Mae (continued)
	4.00%, 11/01/45	United States	3,000,227	$3,124,529
	4.00%, 6/01/48	United States	6,208,827	6,433,723
	4.00%, 5/01/50	United States	6,965,966	7,190,567

				76,047,378

	Freddie Mac 11.5%
	Federal National Mortgage Association, 1.50%, 1/01/37	United States	7,732,051	7,344,127
	2.00%, 5/01/36	United States	12,280,881	11,946,358
	2.00%, 7/01/36	United States	10,603,588	10,314,738
	2.00%, 8/01/36	United States	4,006,349	3,897,169
	2.00%, 11/01/36	United States	1,153,611	1,122,081
	2.00%, 12/01/36	United States	3,994,883	3,885,930
	2.00%, 1/01/37	United States	1,584,985	1,542,950
	2.00%, 6/01/51	United States	4,102,199	3,817,381
	2.00%, 7/01/51	United States	23,568,690	21,927,923
	2.00%, 8/01/51	United States	7,996,904	7,448,766
	2.50%, 12/01/35	United States	816,387	808,325
	2.50%, 7/01/36	United States	7,560,931	7,486,265
	2.50%, 7/01/51	United States	7,955,481	7,603,110
	2.50%, 12/01/51	United States	17,354,501	16,585,820
	3.00%, 12/01/32	United States	1,587,663	1,601,369
	3.00%, 4/01/33	United States	2,236,298	2,255,655
	3.00%, 2/01/35	United States	1,824,269	1,841,149
	3.00%, 4/01/50	United States	7,089,536	6,973,310
	3.00%, 9/01/50	United States	5,671,484	5,566,387
	3.00%, 11/01/51	United States	13,478,369	13,203,402
	3.50%, 8/01/49	United States	11,836,317	11,967,980
	4.00%, 9/01/48	United States	6,827,377	7,031,288
	4.50%, 7/01/47	United States	6,492,439	6,829,867
	4.50%, 5/01/48	United States	3,306,315	3,487,936
	4.50%, 12/01/48	United States	4,788,385	5,021,769
	4.50%, 2/01/50	United States	1,938,907	2,026,835

				173,537,890

	Ginnie Mae 1.9%
	Government National Mortgage Association,
	2.00%, 5/20/51	United States	5,486,901	5,242,117
	2.00%, 7/20/51	United States	5,487,662	5,242,765
	2.00%, 12/20/51	United States	2,207,424	2,108,222
	2.50%, 6/20/51	United States	11,897,247	11,558,402
	2.50%, 11/20/51	United States	4,612,047	4,480,692

				28,632,198

	Total Mortgage-Backed Securities (Cost $293,506,279)			278,217,466

	Foreign Government and Agency Securities 3.3%
	Chile 0.1%
	Chile Government International Bond, Sr. Unsecured, 3.5%, 1/25/2050		1,100,000	1,009,734

	Colombia 0.3%
	Colombia Government International Bond,
	senior bond, 5.00%, 6/15/45		3,250,000	2,747,420
	senior bond, 5.625%, 2/26/44		2,000,000	1,817,940

				4,565,360

	India 0.1%
a	Export-Import Bank of India, senior note, 144A, 3.25%, 1/15/2030		1,000,000	948,971

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Franklin Liberty U.S. Core Bond ETF (continued)

		Principal Amount*	Value
	Foreign Government and Agency Securities (continued)
	Indonesia 0.4%
	Indonesia Government International Bond,
	[a] senior bond, 144A, 4.35%, 1/08/27	3,150,000	$3,353,808
	[a] senior note, 144A, 4.125%, 1/15/25	3,500,000	3,617,247

			6,971,055

	Mexico 0.2%
	Mexico Government International Bond, senior bond, 3.6%, 1/30/2025	2,700,000	2,775,870

	Panama 0.4%
	Panama Notas del Tesoro, senior note, 3.75%, 4/17/2026	5,950,000	5,985,700

	Peru 0.4%
	Peruvian Government International Bond, senior bond, 2.783%, 1/23/2031	5,850,000	5,522,400

	Philippines 0.3%
	Philippine Government International Bond, senior bond, 3.95%, 1/20/2040	4,620,000	4,586,146

	Romania 0.1%
a	Romanian Government International Bond, senior bond, 144A, 5.125%, 6/15/2048	2,270,000	2,363,338

	Supranational 0.6%
a	African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/2029	6,100,000	5,793,731
a	Banque Ouest Africaine de Developpement, Sr. Unsecured note, 144A, 5.00%, 7/27/2027	3,800,000	3,841,458

			9,635,189

	Uruguay 0.4%
	Uruguay Government International Bond,
	senior bond, 4.375%, 1/23/31	3,875,000	4,232,236
	senior bond, 4.50%, 8/14/24	1,400,000	1,443,764

			5,676,000

	Total Foreign Government and Agency Securities (Cost $54,700,024)		50,039,763

	Asset-Backed Securities 2.7%
	BANK 2021-BNK33, Series 2021-BN33, Class A5, 2.556%, 5/15/64	2,780,000	2,612,152
	Benchmark Mortgage Trust,
	Series 2021-B31, Class A5, 2.669%, 12/15/54	2,780,000	2,631,119
	Series 2022-B32, Class A5, 3.002%, 1/15/55	5,560,000	5,409,032
a	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class A, 144A, 1.086%, 10/15/36	3,090,000	3,033,192
	BX Commercial Mortgage Trust,
	[a] Series 2019-XL, Class A, 144A, 1.317%, 10/15/36	4,187,872	4,172,426
	[a] 144A, 1.318%, 2/15/39	3,200,000	3,141,217
	[a] Series 2021-VOLT, Class B, 144A, 1.347%, 9/15/36	3,190,000	3,126,774
	Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2, 1.72%, 8/15/24	5,510,000	5,520,213
	Citibank Credit Card Issuance Trust, Series 2017-A7 , Class A7, 0.68%, FRN thereafter, 0.68%, 8/08/24	2,000,000	2,001,910
	Discover Card Execution Note Trust, Series 2019-A3, Class A, 1.89%, 10/15/24	3,220,000	3,227,630
a	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 144A, 1.91%, 10/20/61	6,660,000	6,217,128

	Total Asset-Backed Securities (Cost $41,911,050)		41,092,793

	Total Investments before Short Term Investments (Cost $1,538,989,637)		1,448,058,291

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Principal Amount*	Value
	Short Term Investments 3.2%
	Money Market Funds 3.2%
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	48,548,641	$48,548,641

	Total Short Term Investments		48,548,641

	Total Investments (Cost $1,587,538,278) 99.1%		1,496,606,932
	Other Assets, less Liabilities 0.9%		13,354,376

	Net Assets 100.0%		$1,509,961,308

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $116,274,566 representing 7.7% of net assets.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

At March 31, 2022, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
Over the counter Swap Contracts Contracts to Sell Protection[d,e]
Long: s25995201 CDS USD R F 1.00000 Mexico Government International Bond	1%	Quarterly	6/20/26	5,200,000	$46,281	$14,678	$31,603
Long: s26257921 CDS USD R F 1.00000 Nordstrom Inc.	1%	Quarterly	12/20/26	3,810,000	(357,130)	(307,499)	(49,631)

							$(18,028)

dThe Fund enters contracts to sell protection to create a long credit position.

ePerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded swaps.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
U.S. Treasury 10 Yr. Note	Long	46	$5,652,250	6/21/22	$(169,688)
U.S. Treasury Bond Ultra	Long	21	3,719,625	6/21/22	(114,056)
U.S. Treasury Bond Long	Short	40	6,002,500	6/21/22	152,407
Ultra 10 Yr. U.S. Treasury Note	Short	100	13,546,875	6/21/22	247,319

Total Futures Contracts					$115,982

*As of year end.

See Note 12 regarding other derivative information.

See Abbreviations on page 240.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Low Volatility ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.69	$30.93	$33.61	$30.03	$26.97

Income from investment operations[a]:

Net investment income[b]	0.70	0.67	0.64	0.52	0.45

Net realized and unrealized gains (losses)	5.39	12.73	(2.84)	3.88	3.06

Total from investment operations	6.09	13.40	(2.20)	4.40	3.51

Less distributions from:

Net investment income	(0.71)	(0.64)	(0.48)	(0.47)	(0.45)

Net realized gains	—	—	—	(0.35)	—

Total Distributions	(0.71)	(0.64)	(0.48)	(0.82)	(0.45)

Net asset value, end of year	$49.07	$43.69	$30.93	$33.61	$30.03

Total return[c]	13.98%	43.52%	(6.74)%	14.98%	13.08%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.33%	0.37%	0.57%	1.12%	2.11%

Expenses net of waiver and payments by affiliates	0.29%	0.29%	0.33%	0.50%	0.50%

Net investment income	1.47%	1.71%	1.75%	1.64%	1.56%

Supplemental data

Net assets, end of year (000’s)	$134,935	$139,822	$74,223	$13,443	$6,005

Portfolio turnover rate[e]	21.90% [f]	40.54% [f]	32.61% [f]	46.90%	65.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	21.90%	40.54%	32.61%

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Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Low Volatility ETF

		Shares	Value
	Common Stocks 99.1%
	Communication Services 8.6%
a	Alphabet Inc., A	539	$1,499,148
	AT&T Inc.	63,288	1,495,495
a	Charter Communications Inc., A	2,545	1,388,348
	Comcast Corp., A	31,326	1,466,683
a	Liberty Broadband Corp., C	10,405	1,408,005
	TELUS Corp.	57,314	1,498,188
a	The Walt Disney Co.	10,474	1,436,614
	Verizon Communications Inc.	28,928	1,473,592

			11,666,073

	Consumer Discretionary 11.4%
a	Amazon.com Inc.	443	1,444,158
	Dollar General Corp.	6,225	1,385,872
	McDonald’s Corp.	5,983	1,479,476
	NIKE Inc., B	10,892	1,465,628
a	NVR Inc.	286	1,277,639
a	O’Reilly Automotive Inc.	2,071	1,418,552
	Starbucks Corp.	15,953	1,451,244
	Target Corp.	6,323	1,341,867
	The Home Depot Inc.	4,195	1,255,689
	The TJX Cos. Inc.	22,893	1,386,858
	Tractor Supply Co.	6,121	1,428,458

			15,335,441

	Consumer Staples 5.8%
	Mondelez International Inc., A	24,977	1,568,056
	PepsiCo Inc.	9,437	1,579,565
	The Coca-Cola Co.	25,563	1,584,906
	The Procter & Gamble Co.	10,232	1,563,450
	Walmart Inc.	10,563	1,573,042

			7,869,019

	Energy 3.9%
	Chevron Corp.	10,325	1,681,220
	Exxon Mobil Corp.	21,227	1,753,138
	Kinder Morgan Inc.	96,194	1,819,028

			5,253,386

	Financials 11.7%
	Aflac Inc.	25,042	1,612,454
	Arthur J Gallagher & Co.	9,418	1,644,383
	BlackRock Inc.	2,134	1,630,739
	Intercontinental Exchange Inc.	11,515	1,521,362
	JPMorgan Chase & Co.	11,252	1,533,872
	Nasdaq Inc.	8,795	1,567,269
	S&P Global Inc.	3,845	1,577,142
	The Progressive Corp.	14,173	1,615,580
	The Travelers Cos. Inc.	8,742	1,597,426
	US Bancorp	27,886	1,482,141

			15,782,368

	Health Care 13.5%
	Abbott Laboratories	13,419	1,588,273
	AbbVie Inc.	10,321	1,673,137
	Amgen Inc.	6,955	1,681,858
	Becton Dickinson and Co.	6,270	1,667,820
	Bristol-Myers Squibb Co.	23,137	1,689,695
	Danaher Corp.	5,623	1,649,395

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Low Volatility ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	Johnson & Johnson	9,398	$1,665,607
	Medtronic PLC	14,913	1,654,597
	Merck & Co. Inc.	20,771	1,704,261
	Quest Diagnostics Inc.	11,327	1,550,213
	UnitedHealth Group Inc.	3,246	1,655,363

			18,180,219

	Industrials 8.7%
	3M Co.	7,115	1,059,281
	AMETEK Inc.	7,831	1,042,933
	General Dynamics Corp.	4,584	1,105,569
	Honeywell International Inc.	5,420	1,054,624
	IDEX Corp.	5,303	1,016,744
	Illinois Tool Works Inc.	4,970	1,040,718
	Lockheed Martin Corp.	2,476	1,092,906
	Republic Services Inc.	8,026	1,063,445
	Roper Technologies Inc.	2,252	1,063,462
	Union Pacific Corp.	4,038	1,103,222
	Verisk Analytics Inc.	5,068	1,087,745

			11,730,649

	Information Technology 26.9%
	Accenture PLC, A	6,185	2,085,768
	Amphenol Corp., A	26,113	1,967,615
	Analog Devices Inc.	12,260	2,025,107
a	ANSYS Inc.	6,289	1,997,701
	Apple Inc.	12,220	2,133,734
	Automatic Data Processing Inc.	9,334	2,123,858
a	Black Knight Inc.	33,079	1,918,251
	Cisco Systems Inc.	35,803	1,996,375
	Fidelity National Information Services Inc.	20,913	2,100,083
	International Business Machines Corp.	15,563	2,023,501
	Intuit Inc.	3,329	1,600,716
a	Keysight Technologies Inc.	12,415	1,961,198
	Mastercard Inc., A	5,724	2,045,643
	Microsoft Corp.	6,670	2,056,428
	Oracle Corp.	24,533	2,029,615
a	Synopsys Inc.	6,297	2,098,601
	Texas Instruments Inc.	11,126	2,041,399
	Visa Inc., A	9,145	2,028,087

			36,233,680

	Materials 2.5%
	Air Products and Chemicals Inc.	4,728	1,181,574
	Ecolab Inc.	6,401	1,130,161
	Linde PLC	3,514	1,122,477

			3,434,212

	Real Estate 3.4%
	Crown Castle International Corp.	8,403	1,551,194
	Equinix Inc.	2,006	1,487,690
	Public Storage	4,018	1,568,145

			4,607,029

	Utilities 2.7%
	American Electric Power Co. Inc.	7,384	736,702
	Consolidated Edison Inc.	7,831	741,439
	Dominion Energy Inc.	8,547	726,239

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Low Volatility ETF (continued)

			Shares	Value
	Common Stocks (continued)
	Utilities (continued)
	Duke Energy Corp.		6,612	$738,296
	NextEra Energy Inc.		8,433	714,359

				3,657,035

	Total Investments before Short Term Investments (Cost $115,554,358)			133,749,111

		Country	Principal Amount*
	Short Term Investments 0.5%
	U.S. Government & Agency Securities 0.5%
b	Federal Home Loan Bank Discount Notes, 04/01/2022	United States	660,000	660,000

	Total Short-Term Investments (Cost $660,000)			660,000

	Total Investments (Cost $116,214,358) 99.6%			134,409,111
	Other Assets, less Liabilities 0.4%			526,304

	Net Assets 100.0%			$134,935,415

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.83	$25.00

Income from investment operations[b]:

Net investment income[c]	0.18	0.11

Net realized and unrealized gains (losses)	(0.96)	(0.94)

Total from investment operations	(0.78)	(0.83)

Less distributions from net investment income	(0.38)	(0.34)

Net asset value, end of year	$22.67	$23.83

Total return[d]	(3.35)%	(3.36)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.28%	0.50%

Expenses net of waiver and payments by affiliates	0.09%	0.09%

Net investment income	0.77%	0.54%

Supplemental data

Net assets, end of year (000’s)	$403,543	$418,199

Portfolio turnover rate[f]	13.86% [g]	102.09% [g]

aFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	13.86%	102.09%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Treasury Bond ETF

	Country	Principal Amount*	Value
U.S. Government & Agency Securities 96.5%
U.S. Treasury Bond,
1.125%, 8/15/40	United States	13,770,000	$10,805,685
2.00%, 8/15/51	United States	4,648,000	4,194,820
2.25%, 8/15/46	United States	9,339,000	8,744,368
2.25%, 8/15/49	United States	7,922,000	7,542,611
2.375%, 2/15/42	United States	1,616,000	1,559,188
2.375%, 5/15/51	United States	551,000	540,593
2.50%, 2/15/45	United States	8,932,000	8,708,002
2.75%, 11/15/47	United States	8,790,000	9,128,037
2.875%, 5/15/49	United States	4,980,000	5,360,795
3.00%, 5/15/47	United States	1,800,000	1,945,371
3.375%, 11/15/48	United States	8,760,000	10,266,652
4.375%, 2/15/38	United States	3,650,000	4,620,529
4.50%, 5/15/38	United States	6,080,000	7,807,337
U.S. Treasury Note,
0.125%, 5/31/22	United States	35,400,000	35,384,829
0.50%, 6/30/27	United States	30,620,000	27,679,403
0.625%, 8/15/30	United States	2,450,000	2,128,772
0.75%, 8/31/26	United States	1,795,000	1,663,916
1.125%, 2/29/28	United States	7,358,000	6,824,258
1.25%, 8/31/24	United States	12,670,000	12,313,656
1.25%, 4/30/28	United States	18,200,000	16,957,992
1.375%, 11/15/31	United States	500,000	458,906
1.50%, 9/30/24	United States	12,610,000	12,315,438
1.50%, 11/30/24	United States	20,518,000	19,991,425
1.625%, 8/15/29	United States	8,785,000	8,333,225
1.75%, 7/31/24	United States	7,080,000	6,970,758
1.875%, 7/31/26	United States	31,973,000	31,159,312
1.875%, 2/15/32	United States	820,000	787,584
2.00%, 4/30/24	United States	11,369,000	11,284,177
2.00%, 5/31/24	United States	12,230,000	12,129,198
2.125%, 3/31/24	United States	13,131,000	13,078,681
2.125%, 9/30/24	United States	9,390,000	9,313,339
2.125%, 11/30/24	United States	12,920,000	12,796,352
2.25%, 10/31/24	United States	10,600,000	10,538,305
2.25%, 11/15/24	United States	13,470,000	13,388,970
2.375%, 2/29/24	United States	7,789,000	7,799,193
2.375%, 5/15/27	United States	7,000,000	6,971,562
2.50%, 5/15/24	United States	14,085,000	14,117,737
2.875%, 8/15/28	United States	1,764,000	1,807,824
3.125%, 11/15/28	United States	11,527,000	12,004,290

Total U.S. Government & Agency Securities (Cost $419,648,558)			389,423,090

Mortgage-Backed Securities 1.5%
Fannie Mae 0.5%
Federal National Mortgage Association	United States	2,220,733	2,122,371

Ginnie Mae 1.0%
Government National Mortgage Association	United States	4,081,715	4,044,560

Total Mortgage-Backed Securities (Cost $6,449,862)			6,166,931

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Treasury Bond ETF (continued)

		Country	Principal Amount*	Value
	Short Term Investments 1.2%
	Money Market Funds 1.2%
a,b	Institutional Fiduciary Trust Portfolio, 0.01%	United States	4,633,381	$4,633,381

	Total Short Term Investments (Cost $4,633,381)			4,633,381

	Total Investments (Cost $430,731,801) 99.2%			400,223,402
	Other Assets, less Liabilities 0.8%			3,319,315

	Net Assets 100.0%			$403,542,717

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 3(d) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

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Financial Highlights

Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.88	$25.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.10

Net realized and unrealized gains (losses)	(0.33)	0.13

Total from investment operations	(0.19)	0.23

Less distributions from:

Net investment income	(0.14)	(0.33)

Net realized gains	—	(0.02)

Total Distributions	(0.14)	(0.35)

Net asset value, end of year	$24.55	$24.88

Total return[d]	(0.78)%	0.91%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.71%	4.17%

Expenses net of waiver and payments by affiliates	0.15%	0.15%

Net investment income	0.55%	0.58%

Supplemental data

Net assets, end of year (000’s)	$3,682	$2,488

Portfolio turnover rate[f]	24.71% [g]	10.49% [g]

aFor the period July 14, 2020 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.17%	10.49%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty Ultra Short Bond ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 92.6%
	Aerospace & Defense 2.7%
	The Boeing Co., senior note, 1.167%, 2/04/23	United States	100,000	$99,248

	Automobiles 4.1%
a	Hyundai Capital America, Senior note, 144A, 2.375%, 2/10/23	United States	150,000	149,579

	Banks 21.7%
	Bank of America Corp., senior note, FRN thereafter, 1.259%, 4/24/23	United States	50,000	50,014
	Bank of Montreal, senior note, FRN thereafter, 0.931%, 3/10/23	Canada	50,000	50,069
	Canadian Imperial Bank of Commerce, senior note, FRN thereafter, 1.072%, 3/17/23	Canada	50,000	50,112
	Citigroup Inc., senior note, FRN thereafter, 1.953%, 9/01/23	United States	150,000	150,545
	JPMorgan Chase & Co., senior note, FRN thereafter, 1.158%, 4/25/23	United States	100,000	100,028
	M&T Bank Corp., senior note, FRN thereafter, 0.947%, 7/26/23	United States	150,000	150,687
	Morgan Stanley, senior unsecured note, FRN thereafter, 0.731%, 4/05/24	United States	100,000	97,992
	Sumitomo Mitsui Financial Group Inc., senior note, FRN thereafter, 0.981%, 1/17/23	Japan	50,000	50,138
	The Goldman Sachs Group Inc., senior unsecured note, FRN thereafter, 0.737%, 11/17/23	United States	100,000	99,521

				799,106

	Biotechnology 4.1%
	Abbvie Inc., senior unsecured, 1.13%, 11/21/22	United States	50,000	50,125
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	100,000	100,881

				151,006

	Capital Markets 1.4%
	Goldman Sachs Group Inc., senior note, FRN thereafter, 1.214%, 2/23/23	United States	50,000	50,102

	Chemicals 4.9%
	DuPont de Nemours Inc., senior note, FRN thereafter, 1.616%, 11/15/23	United States	150,000	151,544
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	28,000	28,454

				179,998

	Consumer Finance 8.1%
	Bunge Ltd. Finance Corp. 3.00%, 9/25/22	United States	100,000	100,533
	Capital One Financial Corp., senior note, 2.60%, 5/11/23	United States	50,000	50,175
	General Motors Financial Co. Inc., senior unsecured, 1.70%, 8/18/23	United States	100,000	98,971
	Royalty Pharma PLC 0.75%, 9/02/23	United Kingdom	50,000	48,570

				298,249

	Electric Utilities 1.3%
a	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	50,000	49,563

	Energy Equipment & Services 5.5%
	Energy Transfer LP, senior unsecured, 3.60%, 2/01/23	United States	50,000	50,303
	Kinder Morgan Energy Partners LP 3.95%, 9/01/22	United States	100,000	100,376
a	Schlumberger Finance Canada Ltd., senior note, 144A, 2.65%, 11/20/22	Canada	50,000	50,237

				200,916

	Entertainment 1.4%
a	Magallanes Inc., 144A, 3.428%, 3/15/24	United States	50,000	50,309

	Food Products 4.0%
	BAT Capital Corp., senior note, 2.764%, 8/15/22	United States	50,000	50,150
	Hormel Foods Corp., senior unsecured note, 0.65%, 6/03/24	United States	100,000	96,074

				146,224

	Health Care Equipment & Supplies 2.6%
	Thermo Fisher Scientific Inc., Sr. Unsecured, 0.797%, 10/18/23	United States	100,000	97,607

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SCHEDULE OF INVESTMENTS

Franklin Liberty Ultra Short Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Industrial Conglomerates 1.4%
	General Electric Co., senior unsecured, FRN thereafter, 1.826%, 3/15/23	United States	50,000	$50,123

	Insurance 4.0%
a	Brighthouse Financial Global Funding, Secured, 144A, 1.20%, 12/15/23	United States	100,000	97,155
a	Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	50,000	50,120

				147,275

	Internet & Direct Marketing Retail 4.1%
	eBay Inc., senior note, 1.169%, 1/30/23	United States	150,000	150,306

	Multiline Retail 1.3%
	Walgreens Boots Alliance Inc., Sr. Unsecured, 0.95%, 11/17/23	United States	50,000	48,748

	Oil, Gas & Consumable Fuels 1.4%
a	Kinder Morgan Inc., 144A, 5.625%, 11/15/23	United States	50,000	51,638

	Pharmaceuticals 10.8%
	AmerisourceBergen Corp., senior note, 0.737%, 3/15/23	United States	150,000	147,869
	AstraZeneca PLC, senior note, 1.134%, 8/17/23	United Kingdom	150,000	150,572
a	Bristol-Myers Squibb Co., senior note, 144A, 2.60%, 5/16/22	United States	50,000	50,050
	GlaxoSmithKline Capital PLC, senior note, 0.534%, 10/01/23	United Kingdom	50,000	48,867

				397,358

	Road & Rail 4.1%
a	Penske Truck Leasing Co. LP/PTL Finance Corp., senior note, 144A, 2.70%, 3/14/23	United States	150,000	150,736

	Semiconductors & Semiconductor Equipment 3.8%
a	Microchip Technology Inc., senior secured note, 144A, 0.983%, 9/01/24	United States	150,000	142,145

	Total Corporate Bonds & Notes (Cost $3,452,490)			3,410,236

	Asset-Backed Securities 5.5%
	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, FRN thereafter, 1.067%, 4/22/26	United States	100,000	100,567
	Discover Card Execution Note Trust, Series 2017-A5, Class A5, FRN thereafter, 0.997%, 12/15/26	United States	100,000	100,731

	Total Asset-Backed Securities (Cost $200,922)			201,298

	Total Investments before Short Term Investments (Cost $3,653,412)			3,611,534

	Short Term Investments 2.2%
	Money Market Funds 2.2%
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	United States	81,009	81,009

	Total Short Term Investments (Cost $81,009)			81,009

	Total Investments (Cost $3,734,421) 100.3%			3,692,543
	Other Assets, less Liabilities (0.3)%			(10,562)

	Net Assets 100.0%			$3,681,981

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $841,532, representing 22.9% of net assets.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$20,302,379	$3,245,418	$17,138,284	$9,187,863
Cost – Non-controlled affiliates (Note 3c)	—	591	—	—
Value – Unaffiliated issuers	$18,145,175	$3,435,499	$14,341,855	$11,285,786
Value – Non-controlled affiliates (Note 3c)	—	591	—	—
Cash	471,925	720	487,051	323,522
Foreign currency, at value (cost $-,1,175, 901,-)	—	1,185	898	—
Receivables:
Dividends	3,751	1	10,688	4,143

Total assets	18,620,851	3,437,996	14,840,492	11,613,451

Liabilities:
Payables:
Investment securities purchased	—	1	—	—
Management fees	37,072	20,869	41,815	39,635

Total liabilities	37,072	20,870	41,815	39,635

Net assets, at value	$18,583,779	$3,417,126	$14,798,677	$11,573,816

Net assets consist of:
Paid-in capital	$27,036,587	$3,779,731	$23,648,235	$10,143,738
Total distributable earnings (loss)	(8,452,808)	(362,605)	(8,849,558)	1,430,078

Net assets, at value	$18,583,779	$3,417,126	$14,798,677	$11,573,816

Shares outstanding	600,000	150,000	400,000	250,000

Net asset value per share	$30.97	$22.78	$37.00	$46.30

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$77,838,921	$109,291,453	$349,513,376	$190,792,264
Value – Unaffiliated issuers	$74,158,707	$103,319,762	$333,199,486	$175,138,158
Cash	4,019,399	1,192,357	343,123	3,695,255
Foreign currency, at value (cost $-, -, - and $10,217,103 respectively)	—	—	—	9,637,405
Receivables:
Interest	666,344	1,099,701	5,217,988	851,854
Investment securities sold	—	—	13,477,687	—
Unrealized appreciation on OTC forward exchange contracts	—	—	—	5,190,265

Total assets	78,844,450	105,611,820	352,238,284	194,512,937

Liabilities:
Payables:
Investment securities purchased	1,859,765	599,335	4,163,807	—
Capital shares redeemed	—	—	13,619,052	—
Management fees	25,342	26,432	169,594	107,361
Transfer agent fees	3,000	3,000	—	—
Custodian fees	312	454	—	—
Professional fees	23,109	23,108	—	—
Reports to shareholders	3,164	3,189	—	—
Registration and filing fees	12,930	9,086	—	—
Deferred tax	—	—	—	1,629
Unrealized depreciation on OTC forward exchange contracts	—	—	—	436,142
Accrued expenses and other liabilities	8,407	8,674	—	—

Total liabilities	1,936,029	673,278	17,952,453	545,132

Net assets, at value	$76,908,421	$104,938,542	$334,285,831	$193,967,805

Net assets consist of:
Paid-in capital	$80,746,585	$112,972,912	$350,411,948	$206,925,068
Total distributable earnings (loss)	(3,838,164)	(8,034,370)	(16,126,117)	(12,957,263)

Net assets, at value	$76,908,421	$104,938,542	$334,285,831	$193,967,805

Shares outstanding	3,100,000	4,200,000	13,500,000	8,200,000

Net asset value per share	$24.81	$24.99	$24.76	$23.65

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF[a]	Franklin Liberty U.S. Core Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,030,961,892	$296,659,319	$31,430,864	$1,538,989,637
Cost – Non-controlled affiliates (Note 3c)	—	—	—	48,548,641
Value – Unaffiliated issuers	$959,005,938	$293,416,373	$34,903,099	$1,448,058,291
Value – Non-controlled affiliates (Note 3c)	—	—	—	48,548,641
Cash	12,975,736	14,373,526	16,961,736	—
Foreign currency, at value (cost $-,-,216,873,-)	—	—	215,743	—
Receivables:
Interest	8,110,286	1,161,726	111,759	6,554,254
Investment securities sold	—	2,151,349	—	263,003
Capital shares sold	13,040,604	—	—	58,568,168
Closed swap contracts	—	—	48,850,973	—
Deposits with brokers for:
Futures contracts	434,350	—	2,883,955	248,435
Swap contracts	—	—	1,130,000	290,000
Unrealized appreciation on OTC forward exchange contracts	—	—	678,673	—
Unrealized appreciation on OTC swap contracts	—	—	878	31,603
OTC swap contracts premiums paid	—	—	—	14,678
Other assets	—	—	—	363,049

Total assets	993,566,914	311,102,974	105,736,816	1,562,940,122

Liabilities:
Payables:
Closed swap contracts	—	—	49,647,290	—
Investment securities purchased	11,563,296	18,230,674	19	52,079,764
Management fees	334,339	150,057	128,224	300,806
Transfer agent fees	—	—	2,500	—
Custodian fees	—	—	391	—
Professional fees	—	—	333	—
Variation margin on futures contracts	67,452	—	293,789	54,139
Funds advanced by custodian	—	—	—	186,974
Unrealized depreciation on OTC forward exchange contracts	—	—	405,191	—
Unrealized depreciation on OTC swap contracts	—	—	—	49,631
OTC swap contracts premiums received	—	—	—	307,500
Accrued expenses and other liabilities	—	—	765	—

Total liabilities	11,965,087	18,380,731	50,478,502	52,978,814

Net assets, at value	$981,601,827	$292,722,243	$55,258,314	$1,509,961,308

Net assets consist of:
Paid-in capital	$1,061,903,112	$296,622,413	$64,771,914	$1,638,586,290
Total distributable earnings (loss)	(80,301,285)	(3,900,170)	(9,513,600)	(128,624,982)

Net assets, at value	$981,601,827	$292,722,243	$55,258,314	$1,509,961,308

Shares outstanding	41,400,000	11,850,000	2,600,000	64,450,000

Net asset value per share	$23.71	$24.70	$21.25	$23.43

aConsolidated financial statements. See Notes 14.

198	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$116,214,358	$426,098,420	$3,653,412
Cost – Non-controlled affiliates (Note 3c)	—	4,633,381	81,009
Value – Unaffiliated issuers	$134,409,111	$395,590,021	$3,611,534
Value – Non-controlled affiliates (Note 3c)	—	4,633,381	81,009
Cash	440,892	—	—
Receivables:
Dividends	130,948	1,793,676	10,246
Capital shares sold	—	14,736,278	—

Total assets	134,980,951	416,753,356	3,702,789

Liabilities:
Payables:
Investment securities purchased	—	13,132,642	1
Management fees	45,536	77,997	20,807

Total liabilities	45,536	13,210,639	20,808

Net assets, at value	$134,935,415	$403,542,717	$3,681,981

Net assets consist of:
Paid-in capital	$117,152,676	$445,957,096	$3,742,849
Total distributable earnings (loss)	17,782,739	(42,414,379)	(60,868)

Net assets, at value	$134,935,415	$403,542,717	$3,681,981

Shares outstanding	2,750,000	17,800,000	150,000

Net asset value per share	$49.07	$22.67	$24.55

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2022

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$32,199	$6,525	$36,995	$34,760
Interest:
Unaffiliated issuers	—	—	2,193	—

Total investment income	32,199	6,525	39,188	34,760

Expenses:
Management fees (Note 3a)	168,955	18,218	108,884	60,498
Transfer agent fees	3,000	6,081	3,000	3,000
Custodian fees	2,993	600	1,644	1,397
Reports to shareholders	8,424	2,700	3,290	2,846
Registration and filing fees	4,666	2,181	5,150	4,649
Professional fees	18,180	32,592	17,559	17,516
Trustee fees (Note 3a)	995	39	365	258
Other	3,266	755	3,260	3,230

Total expenses	210,479	63,166	143,152	93,394
Expenses waived/paid by affiliates (Note 3c)	(41,524)	(49,309)	(34,267)	(32,897)

Net expenses	168,955	13,857	108,885	60,497

Net investment income	(136,756)	(7,332)	(69,697)	(25,737)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,203,705)	(487,283)	(5,875,881)	(667,829)
In-kind redemptions	2,675,706	—	4,609,657	—
Foreign currency transactions	(2,249)	(113)	(2,559)	243

Net realized gain (loss)	(3,530,248)	(487,396)	(1,268,783)	(667,586)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,910,995)	292,275	(5,044,121)	1,481,770
Translation of other assets and liabilities denominated in foreign currencies	14	10	(7)	(6)

Net change in unrealized appreciation (depreciation)	(8,910,981)	292,285	(5,044,128)	1,481,764

Net realized and unrealized gain (loss)	(12,441,229)	(195,111)	(6,312,911)	814,178

Net increase (decrease) in net assets resulting from operations	$(12,577,985)	$(202,443)	$(6,382,608)	$788,441

[a]Foreign taxes withheld on dividends	$530	$120	$499	$2,677

200	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Investment income:
Interest: (net of foreign taxes)[a]
Unaffiliated issuers	1,511,671	2,050,094	17,990,115	893,582

Total investment income	1,511,671	2,050,094	17,990,115	893,582

Expenses:
Management fees (Note 3a)	360,353	750,135	1,645,939	664,897
Transfer agent fees	9,000	8,998	3,000	3,000
Custodian fees	1,490	1,988	3,508	51,775
Reports to shareholders	4,735	5,559	1,850	857
Registration and filing fees	12,518	6,276	5,076	—
Professional fees	32,374	42,496	28,519	27,993
Trustee fees (Note 3a)	2,051	5,299	7,692	5,028
Other	9,743	10,122	2,374	2,995

Total expenses	432,264	830,873	1,697,958	756,545
Expenses waived/paid by affiliates (Note 3c)	(259,294)	(455,793)	(264,348)	(269,445)

Net expenses	172,970	375,080	1,433,610	487,100

Net investment income	1,338,701	1,675,014	16,556,505	406,482

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,924)	(859,034)	2,644,036	(1,120,445)
In-kind redemptions	—	445,707	(2,272,357)	—
Foreign currency transactions	—	—	—	179,821
Forwards exchange contracts	—	—	—	11,900,931

Net realized gain (loss)	(4,924)	(413,327)	371,679	10,960,307

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(5,026,347)	(7,422,486)	(21,274,898)	(16,135,738)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(237,072)
Forward exchange contracts	—	—	—	(2,266,963)
Change in deferred taxes on unrealized appreciation	—	—	—	(269)

Net change in unrealized appreciation (depreciation)	(5,026,347)	(7,422,486)	(21,274,898)	(18,640,042)

Net realized and unrealized gain (loss)	(5,031,271)	(7,835,813)	(20,903,219)	(7,679,735)

Net increase (decrease) in net assets resulting from operations	$(3,692,570)	$(6,160,799)	$(4,346,714)	$(7,273,253)

[a]Foreign taxes withheld on interest	$—	$—	$—	$1,936

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	201

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF[a]	Franklin Liberty U.S. Core Bond ETF
Investment income:
Dividends:
Unaffiliated issuers	$—	$—	$733,434	$3,277
Interest: (net of foreign taxes)[b]
Unaffiliated issuers	26,853,734	8,818,437	130	31,234,110

Total investment income	26,853,734	8,818,437	733,564	31,237,387

Expenses:
Management fees (Note 3a)	4,236,857	1,148,520	375,887	2,400,004
Transfer agent fees	3,000	3,000	10,500	3,000
Custodian fees	13,164	32,080	4,331	5,625
Reports to shareholders	4,229	1,083	4,897	8,959
Registration and filing fees	7,835	3,489	4,570	12,401
Professional fees	22,093	30,118	15,003	20,923
Trustees’ fees and expenses	24,675	4,357	1,199	37,252
Other	5,049	1,198	—	6,790

Total expenses	4,316,902	1,223,845	416,387	2,494,954
Expenses waived/paid by affiliates (Note 3c)	(731,501)	(271,462)	(58,166)	(92,076)

Net expenses	3,585,401	952,383	358,221	2,402,878

Net investment income	23,268,333	7,866,054	375,343	28,834,509

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,282,966	(374,967)	2,537,443	(24,376,427)
In-kind redemptions	3,506,071	—	—	—
Foreign currency transactions	—	—	(5,430)	—
Forwards exchange contracts	—	—	(300,831)	—
Futures contracts	1,210,398	—	2,480,525	(700,454)
Swap contracts	—	—	—	112,950

Net realized gain (loss)	5,999,435	(374,967)	4,711,707	(24,963,931)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(70,433,482)	(2,789,129)	39,404	(78,617,679)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(7,692)	—
Futures contracts	436,625	—	(143,048)	(234,420)
Swap contracts	—	—	(868)	(18,028)
Forward exchange contracts	—	—	173,508	—

Net change in unrealized appreciation (depreciation)	(69,996,857)	(2,789,129)	61,304	(78,870,127)

Net realized and unrealized gain (loss)	(63,997,422)	(3,164,096)	4,773,011	(103,834,058)

Net increase (decrease) in net assets resulting from operations	$(40,729,089)	$4,701,958	$5,148,354	$(74,999,549)

aConsolidated financial statements. See Notes 14.

[b]Foreign taxes withheld on interest	$893	$—	$39,838	$447

202	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$2,456,203	$650	$7
Interest:
Unaffiliated issuers	—	3,167,746	22,469
Inflation principal adjustments	—	435,152	—

Total investment income	2,456,203	3,603,548	22,476

Expenses:
Management fees (Note 3a)	404,547	1,147,764	11,010
Transfer agent fees	3,000	3,125	3,468
Custodian fees	1,056	3,056	9,441
Reports to shareholders	8,294	1,907	3,273
Registration and filing fees	5,290	7,714	11,932
Professional fees	25,847	14,692	14,739
Trustee fees (Note 3a)	3,248	10,025	59
Other	2,859	445	766

Total expenses	454,141	1,188,728	54,688
Expenses waived/paid by affiliates (Note 3c)	(49,593)	(808,161)	(49,917)

Net expenses	404,548	380,567	4,771

Net investment income	2,051,655	3,222,981	17,705

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,411,847	(939,252)	1,348
In-kind redemptions	15,037,764	—	—
Foreign currency transactions	(331)	—	—

Net realized gain (loss)	17,449,280	(939,252)	1,348

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,376,857)	(15,335,003)	(51,611)
Translation of other assets and liabilities denominated in foreign currencies	273	—	—

Net change in unrealized appreciation (depreciation)	(1,376,584)	(15,335,003)	(51,611)

Net realized and unrealized gain (loss)	16,072,696	(16,274,255)	(50,263)

Net increase (decrease) in net assets resulting from operations	$18,124,351	$(13,051,274)	$(32,558)

[a]Foreign taxes withheld on dividends	$12,252	$—	$—

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Disruptive Commerce ETF		Franklin Exponential Data ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$(136,756)	$(101,622)	$(7,332)	$(369)
Net realized gain (loss)	(3,530,248)	296,353	(487,396)	(63,877)
Net change in unrealized appreciation (depreciation)	(8,910,981)	7,116,842	292,285	(102,194)

Net increase (decrease) in net assets resulting from operations	(12,577,985)	7,311,573	(202,443)	(166,440)

Distributions to shareholders	(222,554)	—	—	—

Capital share transactions: (Note 2)	(10,442,439)	32,383,211	1,286,009	2,500,000

Net increase (decrease) in net assets	(23,242,978)	39,694,784	1,083,566	2,333,560
Net assets:
Beginning of year	41,826,757	2,131,973	2,333,560	—

End of year	$18,583,779	$41,826,757	$3,417,126	$2,333,560

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

204	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Genomic Advancements ETF		Franklin Intelligent Machines ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$(69,697)	$(28,033)	$(25,737)	$(8,296)
Net realized gain (loss)	(1,268,783)	(90,186)	(667,586)	1,145,627
Net change in unrealized appreciation (depreciation)	(5,044,128)	2,487,194	1,481,764	1,049,747

Net increase (decrease) in net assets resulting from operations	(6,382,608)	2,368,975	788,441	2,187,078

Distributions to shareholders	(64,946)	(10,356)	(23,504)	(432)

Capital share transactions: (Note 2)	6,106,586	10,522,838	—	6,555,405

Net increase (decrease) in net assets	(340,968)	12,881,457	764,937	8,742,051
Net assets:
Beginning of year	15,139,645	2,258,188	10,808,879	2,066,828

End of year	$14,798,677	$15,139,645	$11,573,816	$10,808,879

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	205

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Dynamic Municipal Bond ETF		Franklin Liberty Federal Tax-Free Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,338,701	$589,886	$1,675,014	$995,318
Net realized gain (loss)	(4,924)	(100,405)	(413,327)	(62,096)
Net change in unrealized appreciation (depreciation)	(5,026,347)	1,451,268	(7,422,486)	616,576

Net increase (decrease) in net assets resulting from operations	(3,692,570)	1,940,749	(6,160,799)	1,549,798

Distributions to shareholders	(1,204,849)	(611,513)	(2,038,684)	(1,352,931)

Capital share transactions: (Note 2)	39,693,714	28,420,573	(13,082,950)	97,349,967

Net increase (decrease) in net assets	34,796,295	29,749,809	(21,282,433)	97,546,834
Net assets:
Beginning of year	42,112,126	12,362,317	126,220,975	28,674,141

End of year	$76,908,421	$42,112,126	$104,938,542	$126,220,975

206	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty High Yield Corporate ETF		Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$16,556,505	$9,492,814	$406,482	$(59,641)
Net realized gain (loss)	371,679	259,164	10,960,307	(6,801,787)
Net change in unrealized appreciation (depreciation)	(21,274,898)	23,910,684	(18,640,042)	7,120,781

Net increase (decrease) in net assets resulting from operations	(4,346,714)	33,662,662	(7,273,253)	259,353

Distributions to shareholders	(17,355,367)	(11,465,310)	(4,976,496)	(951,028)

Capital share transactions: (Note 2)	9,401,694	194,026,836	24,812,593	177,107,475

Net increase (decrease) in net assets	(12,300,387)	216,224,188	12,562,844	176,415,800
Net assets:
Beginning of year	346,586,218	130,362,030	181,404,961	4,989,161

End of year	$334,285,831	$346,586,218	$193,967,805	$181,404,961

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	207

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Investment Grade Corporate ETF		Franklin Liberty Senior Loan ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$23,268,333	$21,040,801	$7,866,054	$2,113,893
Net realized gain (loss)	5,999,435	11,641,061	(374,967)	(660,335)
Net change in unrealized appreciation (depreciation)	(69,996,857)	18,598,433	(2,789,129)	4,290,337

Net increase (decrease) in net assets resulting from operations	(40,729,089)	51,280,295	4,701,958	5,743,895

Distributions to shareholders	(28,480,201)	(38,161,818)	(6,696,117)	(2,065,367)

Capital share transactions: (Note 2)	32,171,961	452,182,964	93,615,229	142,589,480

Net increase (decrease) in net assets	(37,037,329)	465,301,441	91,621,070	146,268,008
Net assets:
Beginning of year	1,018,639,156	553,337,715	201,101,173	54,833,165

End of year	$981,601,827	$1,018,639,156	$292,722,243	$201,101,173

208	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Systematic Style Premia ETF[a]		Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$375,343	$544,672	$28,834,509	$30,551,817
Net realized gain (loss)	4,711,707	(15,476,749)	(24,963,931)	12,812,674
Net change in unrealized appreciation (depreciation)	61,304	10,192,871	(78,870,127)	(20,543,019)

Net increase (decrease) in net assets resulting from operations	5,148,354	(4,739,206)	(74,999,549)	22,821,472

Distributions to shareholders	(697,021)	(3,805,981)	(35,701,883)	(51,084,574)

Capital share transactions: (Note 2)	3,879,642	4,524,461	160,065,825	635,328,246

Net increase (decrease) in net assets	8,330,975	(4,020,726)	49,364,393	607,065,144
Net assets:
Beginning of year	46,927,339	50,948,065	1,460,596,915	853,531,771

End of year	$55,258,314	$46,927,339	$1,509,961,308	$1,460,596,915

aConsolidated financial statements. See Notes 14.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	209

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty U.S. Low Volatility ETF		Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$2,051,655	$1,950,473	$3,222,981	$1,690,423
Net realized gain (loss)	17,449,280	6,732,931	(939,252)	(3,618,092)
Net change in unrealized appreciation (depreciation)	(1,376,584)	28,828,473	(15,335,003)	(15,173,396)

Net increase (decrease) in net assets resulting from operations	18,124,351	37,511,877	(13,051,274)	(17,101,065)

Distributions to shareholders	(2,063,975)	(1,913,171)	(6,661,686)	(5,600,354)

Capital share transactions: (Note 2)	(20,946,579)	30,000,322	5,056,701	440,900,395

Net increase (decrease) in net assets	(4,886,203)	65,599,028	(14,656,259)	418,198,976
Net assets:
Beginning of year	139,821,618	74,222,590	418,198,976	—

End of year	$134,935,415	$139,821,618	$403,542,717	$418,198,976

aFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$17,705	$10,284
Net realized gain (loss)	1,348	2,243
Net change in unrealized appreciation (depreciation)	(51,611)	9,733

Net increase (decrease) in net assets resulting from operations	(32,558)	22,260

Distributions to shareholders	(17,586)	(34,619)

Capital share transactions: (Note 2)	1,244,484	2,500,000

Net increase (decrease) in net assets	1,194,340	2,487,641
Net assets:
Beginning of year	2,487,641	—

End of year	$3,681,981	$2,487,641

aFor the period July 14, 2020 (commencement of operations) to March 31, 2021.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of forty-five separate funds, fifteen of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Each of the Funds are an exchange traded fund (ETF) and are actively managed, thus they are not designed to track an index.

On November 19, 2021, the Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF’s Board of Trustees, approved a proposal to change the name of the Fund to Franklin Dynamic Municipal Bond ETF, effective January 31, 2022.

On November 19, 2021 the Franklin Liberty Federal Tax-Free Bond ETF’s Board of Trustees, approved a proposal to change the name of the Fund to Franklin Municipal Green Bond ETF, effective May 3, 2022.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its

U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally,

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1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. The VC monitors price movements for significant events following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the

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1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

The Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

See Note 12 regarding other derivative information.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

e. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As

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1. Organization and Significant Accounting Policies (continued)

e. Senior Floating Rate Interests (continued)

a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

f. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2022, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

h. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

i. Accounting Estimates (continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specific number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Disruptive Commerce ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	—	$157	750,000	$32,383,211
Shares redeemed	(250,000)	(10,442,596)	—	—

Net increase (decrease)	(250,000)	$(10,442,439)	750,000	$32,383,211

	Franklin Exponential Data ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[a]

	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,286,009	100,001	$2,500,025
Shares redeemed	—	—	(1)	(25)

Net increase (decrease)	50,000	$1,286,009	100,000	$2,500,000

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2. Shares of Beneficial Interest (continued)

	Franklin Genomic Advancements ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$22,040,989	250,000	$10,522,838
Shares redeemed	(350,000)	(15,934,403)	—	—

Net increase (decrease)	50,000	$6,106,586	250,000	$10,522,838

	Franklin Intelligent Machines ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	—	$—	200,000	$8,928,972
Shares redeemed	—	—	(50,000)	(2,373,567)

Net increase (decrease)	—	$—	150,000	$6,555,405

	Franklin Dynamic Municipal Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,550,000	$40,942,801	1,100,000	$28,420,573
Shares redeemed	(50,000)	(1,249,087)	—	—

Net increase (decrease)	1,500,000	$39,693,714	1,100,000	$28,420,573

	Franklin Liberty Federal Tax-Free Bond

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,200,000	$32,661,307	3,650,000	$98,699,200
Shares redeemed	(1,700,000)	(45,744,257)	(50,000)	(1,349,233)

Net increase (decrease)	(500,000)	$(13,082,950)	3,600,000	$97,349,967

	Franklin Liberty High Yield Corporate ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	4,500,000	$117,942,112	7,500,000	$194,026,836
Shares redeemed	(4,250,000)	(108,540,418)	—	—

Net increase (decrease)	250,000	$9,401,694	7,500,000	$194,026,836

	Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	2,400,000	$60,490,312	9,000,000	$226,171,307
Shares redeemed	(1,450,000)	(35,677,719)	(1,950,000)	(49,063,832)

Net increase (decrease)	950,000	$24,812,593	7,050,000	$177,107,475

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2. Shares of Beneficial Interest (continued)

	Franklin Liberty Investment Grade Corporate ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	4,300,000	$107,793,585	22,300,000	$585,231,109
Shares redeemed	(2,900,000)	(75,621,624)	(5,150,000)	(133,048,145)

Net increase (decrease)	1,400,000	$32,171,961	17,150,000	$452,182,964

	Franklin Liberty Senior Loan ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	5,300,000	$132,222,340	5,850,000	$146,207,760
Shares redeemed	(1,550,000)	(38,607,111)	(150,000)	(3,618,280)

Net increase (decrease)	3,750,000	$93,615,229	5,700,000	$142,589,480

	Franklin Liberty Systematic Style Premia ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	300,000	$6,039,974	200,000	$4,524,461
Shares sold	(100,000)	(2,160,332)	—	—

Net increase (decrease)	200,000	$3,879,642	200,000	$4,524,461

	Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[a]

	Shares	Amount	Shares	Amount
Shares sold	14,950,000	$373,614,883	37,350,000	$966,046,417
Shares redeemed	(8,600,000)	(213,549,058)	(12,800,000)	(330,718,171)

Net increase (decrease)	6,350,000	$160,065,825	24,550,000	$635,328,246

	Franklin Liberty U.S. Low Volatility ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	850,000	$39,828,368	1,450,000	$55,893,889
Shares redeemed	(1,300,000)	(60,774,947	(650,000)	(25,893,567)

Net increase (decrease)	(450,000)	$(20,946,579)	800,000	$30,000,322

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2. Shares of Beneficial Interest (continued)

	Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[b]

	Shares	Amount	Shares	Amount
Shares sold	1,850,000	$43,376,401	17,950,001	$450,866,696
Shares redeemed	(1,600,000)	(38,319,700)	(400,001)	(9,966,301)

Net increase (decrease)	250,000	$5,056,701	17,550,000	$440,900,395

	Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[c]

	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,244,484	100,001	$2,500,025
Shares redeemed	—	—	(1)	(25)

Net increase (decrease)	50,000	$1,244,484	100,000	$2,500,000

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

bFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

cFor the period July 14, 2020 (commencement of operations) to March 31, 2021

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments (ME) Limited (FTIME)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, LLC (Distributors)	Principal underwriter

a. Management Fees

Effective October 1, 2021, for each Fund except for Franklin Dynamic Municipal Bond ETF and Franklin Liberty Federal Tax-Free Bond (“Unitary Fee Funds”), the Board approved converting to a unitary fee structure as described below.

For the period April 1, 2021 to September 30, 2021, Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF and Franklin Intelligent Machines ETF Funds pay an investment management fee to Advisers of 0.50%, respectively, per year of the average daily net assets of each of the Funds. Effective October 1, 2021, each of the Funds pay Advisers a unified management fee for managing the Funds’ assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Funds’ effective October 1, 2021, Advisers reimburses

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

the Funds for all acquired fund fees and expenses (such as those associated with the Funds’ investment in a Franklin Templeton money fund) and all expenses related to the Funds’ investments in the Subsidiary, and pays all of the ordinary operating expenses of the Funds, except for (i) the Funds’ management fee, (ii) payments under the Funds’ Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. These Funds pay 0.50% per year of the average daily net assets of each of the Funds.

For the period April 1, 2021 to September 30, 2021, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF pay an investment management fee to Advisers of 0.650%, 0.150%, 0.290%, 0.450% and 0.610%, respectively, per year of the average daily net assets of each of the Funds. Effective October 1, 2021 Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF pay Advisers a unified management fee for managing the Funds’ assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Funds’ effective October 1, 2021, Advisers reimburses the Funds for all acquired fund fees and expenses (such as those associated with the Funds’ investment in a Franklin Templeton money fund) and all expenses related to the Funds’ investments in the Subsidiary, and pays all of the ordinary operating expenses of the Funds, except for (i) the Funds’ management fee, (ii) payments under the Funds’ Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. These Funds pay 0.650%, 0.150%, 0.290%, 0.090% and 0.150%, respectively, per year of the average daily net assets of the Funds.

The Franklin Dynamic Municipal Bond ETF and Franklin Liberty Federal Tax-Free Bond Funds pay an investment management fee, calculated daily and paid monthly, to Advisers based on the daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $50 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period April 1, 2021 to September 30, 2021, Franklin Liberty High Yield Corporate ETF and Franklin Liberty Investment Grade Corporate ETF Funds pay an investment management fee, calculated daily and paid monthly, to Advisers based on the daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Effective October 1, 2021, the Franklin Liberty High Yield Corporate ETF Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses based on the daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	Up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Effective October 1, 2021, the Franklin Liberty Investment Grade Corporate ETF Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Fund pays 0.35% per year of the average daily net assets of the Fund.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period April 1, 2021 to September 30, 2021, Franklin Liberty International Aggregate Bond ETF pays an investment management fee, calculated daily and paid monthly, to FTIML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.450%	Up to and including $1 billion
0.400%	Over $1 billion, up to and including $5 billion
0.350%	Over $5 billion, up to and including $10 billion
0.345%	Over $10 billion, up to and including $15 billion
0.340%	Over $15 billion, up to and including $20 billion
0.335%	In excess of $20 billion

Effective October 1, 2021, the Fund pays FTIML a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, FTIML reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Fund pays 0.25% per year of the average daily net assets of the Fund.

For the period April 1, 2021 to September 30, 2021, Franklin Liberty Senior Loan ETF pays an investment management fee, calculated daily and paid monthly, to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $250 million, up to and including $7.5 billion
0.450%	Over $7.5 billion, up to and including $10 billion
0.425%	Over $10 billion, up to and including $12.5 billion
0.400%	Over $12.5 billion, up to and including $15 billion
0.390%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.370%	In excess of $50 billion

Effective October 1, 2021, the Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may

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NOTES TO FINANCIAL STATEMENTS

be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.450%	Up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended March 31, 2022, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Annualized Fee Rate
Franklin Disruptive Commerce ETF	0.50%
Franklin Exponential Data ETF	0.50%
Franklin Geonomic Advancements ETF	0.50%
Franklin Intelligent Machines ETF	0.50%
Franklin Dynamic Municipal Bond ETF	0.625%
Franklin Liberty Federal Tax-Free Bond	0.60%
Franklin Liberty High Yield Corporate ETF	0.46%
Franklin Liberty International Aggregate Bond ETF	0.34%
Franklin Liberty Investment Grade Corporate ETF	0.41%
Franklin Liberty Senior Loan ETF	0.54%
Franklin Liberty Systematic Style Premia ETF	0.65%
Franklin Liberty U.S. Core Bond ETF	0.15%
Franklin Liberty U.S. Low Volatility ETF	0.29%
Franklin Liberty U.S. Treasury Bond ETF	0.27%
Franklin Liberty Ultra Short Bond ETF	0.34%

b. Administrative Fees

Under an agreement with Advisers and FTIML, FT Services provides administrative services to the Funds. The fee is paid by Advisers and FTIML based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Waiver and Expense Reimbursements

Prior to October 1, 2021, Advisers had contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) did not exceed 0.50% for the Franklin Disruptive Commerce ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machine ETF and Franklin Exponential Data ETF Funds until July 31, 2022.

Prior to October 1, 2021, Advisers had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Liberty High Yield Corporate ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF , Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Waiver and Expense Reimbursements (continued)

ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF so that the expenses (including acquired fund fees and expenses) of the Funds did not exceed 0.40%, 0.35%, 0.45%, 0.15%, 0.29%, 0.09% and 0.15%, respectively, based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

Prior to October 1, 2021, FTIML had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Liberty International Aggregate Bond ETF so that the expenses (including acquired fund fees and expenses) of the Fund did not exceed 0.25% based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

For Franklin Liberty Systematic Style Premia ETF, prior to October 1, 2021 the investment manager had contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). Additionally, prior to October 1, 2021 the investment manager had contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) for the Fund did not exceed 0.65% until July 31, 2022.

For the Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by so that the expenses (including acquired fund fees and expenses) of the Funds do not exceed 0.30%, and 0.30%, respectively, based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Advisers additionally waived 0.25% of annual Fund operating expenses for the Franklin Exponential Data ETF for the period from the commencement of its operations until September 30, 2021 due to a scrivener’s error which accrued to the benefit of the Fund. As noted above, Advisers may not recover fees previously waived.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund’s do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2022, investments in affiliated management investment companies were as follows:

	Value at Beginning Year	Purchases	Sales	Realized Gain (Loss)	Net Change In (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin Exponential Data ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$59,857	$734,286	$(793,552)	$—	$—	$591	$591	$—

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3. Transactions with Affiliates (continued)

d. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning Year	Purchases	Sales	Realized Gain (Loss)	Net Change In (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin Liberty U.S. Core Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$21,162,095	$599,950,423	$(572,563,877)	$—	$—	$48,548,641	$48,548,641	$—

Franklin Liberty U.S. Treasury Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$19,594,757	$46,530,374	$(61,491,750)	$—	$—	$4,633,381	$4,633,381	$—

Franklin Liberty Ultra Short Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$22,444	$1,189,681	$(1,131,116)	$—	$—	$81,009	$81,009	$—

e. Other Affiliated Transactions

At March 31, 2022, the shares of the funds were owned by the following investment entities:

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin Exponential Data ETF
Franklin Resources Inc.	30,000	20.0%

Franklin Intelligent Machines ETF
Franklin Resources Inc.	20,000	8.0%

Franklin Liberty High Yield Corporate ETF
Franklin Conservative Allocation Fund	2,179,258	16.1%
Franklin Moderate Allocation Fund	2,148,845	15.9%
Franklin Total Return Fund	2,900,000	21.5%
Franklin 529 Portfolios	3,020,643	22.4%

	10,248,746	75.9%

Franklin Liberty International Aggregate Bond ETF
Franklin Conservative Allocation Fund	1,032,691	12.6%
Franklin Moderate Allocation Fund	971,513	11.8%
Franklin Growth Allocation Fund	450,649	5.5%
Franklin 529 Portfolios	4,997,261	60.9%

	7,452,114	90.8%

Franklin Liberty Investment Grade Corporate ETF
Franklin Total Return Fund	18,335,000	44.3%
Franklin 529 Portfolios	14,057,294	34.0%

	32,392,294	78.3%

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

e. Other Affiliated Transactions (continued)

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin Liberty Senior Loan ETF
Franklin Conservative Allocation Fund	1,223,757	10.3%
Franklin Moderate Allocation Fund	1,206,700	10.2%
Franklin Total Return Fund	1,737,400	14.7%

	4,167,857	35.2%

Franklin Liberty Systematic Style Premia ETF
Franklin Conservative Allocation Fund	281,751	10.8%
Franklin Moderate Allocation Fund	441,748	17.0%
Franklin Growth Allocation Fund	307,382	11.8%
Franklin Managed Income Fund	1,175,000	45.2%
Franklin LifeSmart™ 2020 – 2055 Retirement Target Funds	129,020	5.0%

	2,334,901	89.8%

Franklin Liberty U.S. Core Bond ETF
Franklin Conservative Allocation Fund	9,579,466	14.9%
Franklin Moderate Allocation Fund	9,445,816	14.7%
Franklin 529 Portfolios	29,468,829	45.7%

	48,494,111	75.3%

Franklin Liberty U.S. Low Volatility ETF
Franklin Managed Income Fund	860,000	31.3%

Franklin Liberty U.S. Treasury Bond ETF
Franklin Conservative Allocation Fund	2,074,412	11.7%
Franklin Moderate Allocation Fund	2,045,447	11.5%
Franklin 529 Portfolios	10,824,209	60.8%

	14,944,068	84.0%

Franklin Liberty Ultra Short Bond ETF
Franklin Resources Inc.	33,000	22.0%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2022, the capital loss carryforwards were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Capital loss carryforwards not subject to expiration:
Long term	$129,808	$99,216	$339,406	$44,508
Short term	6,001,047	404,511	5,641,835	623,321

Total capital loss carryforwards	$6,130,855	$503,727	$5,981,241	$667,829

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4. Income Taxes (continued)

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax- Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$77,115	$477,407	$—	$661,680
Short term	165,126	1,277,016	—	621,329

Total capital loss carryforwards	$242,241	$1,754,423	$—	$1,283,009

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$—	$1,148,492	$—	$12,324,674
Short term	—	792,621	12,077,714	16,633,065

Total capital loss carryforwards	$—	$1,941,113	$12,077,714	$28,957,739

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$—	$1,016,578	$2,468
Short term	599,857	6,131,158	14,153

Total capital loss carryforwards	$599,857	$7,147,736	$16,621

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2022, the deferred losses were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Post October capital losses	$—	$—	$—	$—
Late-year ordinary losses	$(8,346)	$(1,550)	$(70,594)	$(3,084)

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield ETF	Franklin Liberty International Aggregate Bond ETF
Post October capital losses	$—	$—	$(683,473)	$—
Late-year ordinary losses	$—	$—	$—	$—

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Post October capital losses	$(1,223,159)	$—	$—	$—
Late-year ordinary losses	$—	$—	$—	$—

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4. Income Taxes (continued)

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Post October capital losses	$—	$—	$—
Late-year ordinary losses	$—	$—	$—

The tax character of distributions paid during the years ended March 31, 2022 and 2021, were as follows:

	Franklin Disruptive Commerce ETF

	2022	2021
Distributions paid from:
Ordinary income	$206,803	$—
Long-Term Capital Gain	15,751	—

Total Distributions paid	$222,554	$—

	Franklin Genomic Advancements ETF

	2022	2021
Distributions paid from ordinary income	$64,946	$10,356

	Franklin Intelligent Machines ETF

	2022	2021
Distributions paid from:
Ordinary income	$7,989	$432
Long-Term Capital Gain	15,515	—

Total Distributions paid	$23,504	$432

	Franklin Dynamic Municipal Bond ETF

	2022	2021
Distributions paid from tax exempt income	$1,204,849	$611,513

	Franklin Liberty Federal Tax-Free Bond ETF

	2022	2021
Distributions paid from tax exempt income	$2,038,684	$1,352,931

	Franklin Liberty High Yield Corporate ETF

	2022	2021
Distributions paid from:
Ordinary income	$16,174,896	$11,465,310
Long-Term Capital Gain	1,180,471	—

Total Distributions paid	$17,355,367	$11,465,310

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4. Income Taxes (continued)

	Franklin Liberty International Aggregate Bond ETF

	2022	2021
Distributions paid from:
Ordinary income	$4,976,042	$951,028
Long-Term Capital Gain	454	—

Total Distributions paid	$4,976,496	$951,028

	Franklin Liberty Investment Grade Corporate ETF

	2022	2021
Distributions paid from:
Ordinary income	$26,432,804	$34,905,788
Long-Term Capital Gain	2,047,397	3,256,030

Total Distributions paid	$28,480,201	$38,161,818

	Franklin Liberty Senior Loan ETF

	2022	2021
Distributions paid from ordinary income	$6,696,117	$2,065,367

	Franklin Liberty Systematic Style Premia ETF

	2022	2021
Distributions paid from ordinary income	$697,021	$3,805,981

	Franklin Liberty U.S. Core Bond ETF

	2022	2021
Distributions paid from:
Ordinary income	$32,245,500	$48,744,964
Long-Term Capital Gain	3,456,383	2,339,610

Total Distributions paid	$35,701,883	$51,084,574

	Franklin Liberty U.S. Low Volatility ETF

	2022	2021
Distributions paid from ordinary income	$2,063,975	$1,913,171

	Franklin Liberty U.S. Treasury Bond ETF

	2022	2021
Distributions paid from ordinary income	$6,661,686	$5,600,354

	Franklin Liberty Ultra Short Bond ETF

	2022	2021
Distributions paid from ordinary income	$17,586	$34,619

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4. Income Taxes (continued)

At March 31, 2022, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Cost of investments	$20,458,775	$3,293,429	$17,139,571	$9,187,863

Unrealized appreciation	$583,526	$457,805	$349,949	$2,315,043
Unrealized depreciation	(2,897,126)	(315,144)	(3,147,665)	(217,120)

Net unrealized appreciation (depreciation)	$(2,313,600)	$142,661	$(2,797,716)	$2,097,923

Distributable earnings – undistributed ordinary income	$—	$—	$—	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Cost of investments	$77,916,334	$109,776,991	$350,632,494	$193,867,770

Unrealized appreciation	$202,797	$547,728	$3,916,236	$6,886,056
Unrealized depreciation	(3,960,424)	(7,004,957)	(21,349,244)	(25,615,668)

Net unrealized appreciation (depreciation)	$(3,757,627)	$(6,457,229)	$(17,433,008)	$(18,729,612)

Distributable earnings – undistributed ordinary income	$—	$—	$1,990,364	$7,635,056

Distributable earnings – undistributed tax exempt income	$161,704	$177,282

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Cost of investments	$1,038,817,266	$296,715,161	$35,170,202	$1,596,332,971

Unrealized appreciation	$8,893,994	$405,603	$4,092,576	$10,456,472
Unrealized depreciation	(88,705,322)	(3,704,391)	(4,359,679)	(110,182,511)

Net unrealized appreciation (depreciation)	$(79,811,328)	$(3,298,788)	$(267,103)	$(99,726,039)

Distributable earnings – undistributed ordinary income	$733,202	$1,339,731	$2,835,434	$58,797

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Cost of investments	$116,214,358	$436,164,401	$3,736,790

Unrealized appreciation	$21,007,063	$3,416,063	$2,950
Unrealized depreciation	(2,812,310)	(39,357,062)	(47,197)

Net unrealized appreciation (depreciation)	$18,194,753	$(35,940,999)	$(44,247)

Distributable earnings – undistributed ordinary income	$187,469	$674,356	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, passive foreign investment company shares and wash sales.

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5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2022, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Purchases	$30,191,020	$1,837,567	$13,144,305	$4,306,639
Sales	$29,677,695	$1,765,953	$13,054,910	$4,386,381

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Purchases	$53,237,192	$88,060,091	$152,552,722	$58,585,832
Sales	$15,693,695	$58,723,684	$151,976,078	$42,716,382

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Purchases	$385,080,364	$161,660,892	$79,683,502	$1,220,494,775
Sales	$367,704,518	$73,129,831	$82,686,050	$1,095,568,102

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Purchases	$30,355,736	$75,602,837	$2,178,280
Sales	$31,160,782	$56,670,487	$780,516

In-kind transactions associated with creation and redemptions for the year ended March 31, 2022, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Cost of Securities Received	$—	$1,268,729	$21,197,239	$—
Value of Securities Delivered[a]	$10,110,332	$—	$15,497,146	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Cost of Securities Received	$—	$—	$113,055,338	$—
Value of Securities Delivered[a]	$—	$38,022,311	$108,170,176	$—

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Cost of Securities Received	$74,100,743	$—	$—	$—
Value of Securities Delivered[a]	$70,145,501	$—	$—	$—

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Cost of Securities Received	$39,371,371	$—	$—
Value of Securities Delivered[a]	$60,100,881	$—	$—

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

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6. Credit Risk

At March 31, 2022, Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty Investment Grade Corporate ETF and Franklin Liberty Senior Loan ETF had 36.59%, 4.89%, 96.68%, 3.53% and 93.06%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Global Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 3, 2023. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the

Funds and other costs incurred by the Funds, pay its/their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the reporting year ended March 31, 2022 the Funds did not use the Global Credit Facility.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as

U.S. securities.

9. Geopolitical Risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fall out and long-term impact form these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

10. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

11. Credit Risk and Defaulted Securities

At March 31, 2022, Franklin Dynamic Municipal Bond ETF had 0.20% of its portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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11. Credit Risk and Defaulted Securities (continued)

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At March 31, 2022, the aggregate long value of distressed company securities for which interest recognition has been discontinued representing 36.59% of the Fund’s net assets. For information as to specific securities, see the accompanying Schedule of Investments

12. Other Derivative Information

At March 31, 2022, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Liberty International Aggregate Bond ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$5,190,265		Unrealized appreciation on OTC forward exchange contracts	$436,142

Franklin Liberty Investment Grade Corporate ETF

Equity contracts	Variation margin on futures contracts	$870,886	[a]	Variation margin on futures contracts	$—

Franklin Liberty Systematic Style ETF

Equity contracts	Swap contracts	$878		Swap contracts	$—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	678,673		Unrealized appreciation on OTC forward exchange contracts	405,191

Equity contracts	Variation margin on futures contracts	867,571	[a]	Variation margin on futures contracts	1,217,359	[a]

Total		$1,547,122			$1,622,550

Franklin Liberty U.S. Core Bond ETF

Interest rate contracts	Swap contracts	$31,603		Swap contracts	$49,631

Equity contracts	Variation margin on futures contracts	399,726	[a]	Variation margin on futures contracts	283,744	[a]

Totals		$431,329			$333,375

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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12. Other Derivative Information (continued)

For the year ended March 31, 2022, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin Liberty International Aggregate Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contract	Forward exchange contracts	$11,900,931	Forward exchange contracts	$(2,266,963)

Franklin Liberty Investment Grade Corporate ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$1,210,398	Futures contracts	$436,625

Franklin Liberty Systematic Style ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Swap contracts	$—	Swap contracts	$(868)

Foreign exchange contracts	Forward exchange contracts	(300,831)	Forward exchange contracts	173,508

Index contracts	Futures contracts	2,480,525	Futures contracts	(143,048)

Toral		$2,179,694		$29,592

Franklin Liberty U.S. Core Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$112,950	Swap contracts	$(18,028)

Index contracts	Futures contracts	$(700,454)	Futures contracts	$(234,420)

Totals		$(587,504)		$(252,448)

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12. Other Derivative Information (continued)

For the year ended March 31, 2022, the average month end notional amount of futures and swaps contracts were as follows:

	Franklin Liberty International Aggregate Bond ETF	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Systematic Style ETF	Franklin Liberty U.S. Core Bond ETF
Equity contracts	$—	$—	$27,765,149	$—
Credit Default contracts	$—	$—	$—	$7,587,273
Futures contracts	$—	$52,136,796	$73,112,996	$53,587,445
Forward exchange contracts	$197,246,032	$—	$71,023,226	$—

See Note 1(c) regarding derivative financial instruments.

At March 31, 2022, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Franklin Liberty International Aggregate Bond ETF
Foreign exchange contracts	$5,190,265	$436,142

Franklin Liberty Systematic Style ETF
Equity contracts	$878	$—
Foreign exchange contracts	$678,673	$405,191

Franklin Liberty U.S. Core Bond ETF
Interest rate contracts	$31,603	$49,631

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At March 31, 2022, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Franklin Liberty International Aggregate Bond ETF
Counterparty
CITI	$5,190,265	$(436,142)	$—	$—	$4,754,123

Franklin Liberty Systematic Style ETF
Counterparty
MSCO	$678,673	$(405,191)	$—	$—	$273,482
MSCS	878	—	—	—	878

Total	$679,551	$(405,191)	$—	$—	$274,360

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12. Other Derivative Information (continued)

At March 31, 2022, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Franklin Liberty International Aggregate Bond ETF
Counterparty
CITI	$436,142	$(436,142)	$—	$—	$—

Franklin Liberty Systematic Style ETF
Counterparty
MSCO	$405,191	$(405,191)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2022, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Disruptive Commerce ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$18,145,175	$—	$—	$18,145,175

Franklin Exponential Data ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$3,435,499	$—	$—	$3,435,499
Short-Term Investments	591	—	—	591

Total Investments in Securities	$3,436,090	$—	$—	$3,436,090

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Genomic Advancements ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$14,341,855	$—	$—	$14,341,855

Franklin Intelligent Machines ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$11,285,786	$—	$—	$11,285,786

Franklin Dynamic Municipal Bond ETF

Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$74,158,707	$—	$74,158,707

Franklin Liberty Federal Tax-Free Bond

Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$103,319,762	$—	$103,319,762

Franklin Liberty High Yield Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$315,693,837	$240	$315,694,077
Floating Rate Loans	—	7,505,409	—	7,505,409
Short-Term Investments	—	10,000,000	—	10,000,000

Total Investments in Securities	$—	$333,199,246	$240	$333,199,486

Franklin Liberty International Aggregate Bond ETF

Assets:
Investments in Securities:[a]
Foreign Government & Agency Securities	$—	$158,298,903	$—	$158,298,903
Corporate Bonds & Notes	—	11,319,255	$—	11,319,255
Short-Term Investments	—	5,520,000	$—	5,520,000

Total Investments in Securities	$—	$175,138,158	$—	$175,138,158

Other Financial Instruments:
Forward Exchange Contracts	$—	$5,190,265	$—	$5,190,265

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$436,142	$—	$436,142

Franklin Liberty Investment Grade Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$937,627,149	$—	$937,627,149
U.S. Government & Agency Securities	—	1,938,789	—	1,938,789
Short-Term Investments	—	19,440,000	—	19,440,000

Total Investments in Securities	$—	$959,005,938	$—	$959,005,938

Other Financial Instruments:
Futures Contracts	$870,886	$—	$—	$870,886

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Liberty Senior Loan ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$6,198,213	$—	$6,198,213
Senior Floating Rate Interests	—	270,251,668	—	270,251,668
Asset-Backed Securities	—	1,966,492	—	1,966,492
Short-Term Investments	—	15,000,000	—	15,000,000

Total Investments in Securities	$—	$293,416,373	$—	$293,416,373

Franklin Liberty Systematic Style Premia ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$34,903,099	$—	$—	$34,903,099

Other Financial Instruments:
Forward Exchange Contracts	$—	$678,673	$—	$678,673
Futures Contracts	867,571	—	—	867,571
Swap Contracts	—	878	—	878

Total Other Financial Instruments	$867,571	$679,551	$—	$1,547,122

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$405,191	$—	$405,191
Futures Contracts	1,217,359	—	—	1,217,359

Total Other Financial Instruments	$1,217,359	$405,191	$—	$1,622,550

Franklin Liberty U.S. Core Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$391,863,564	$—	$391,863,564
U.S. Government & Agency Securities	—	622,540,745	$—	622,540,745
Municipal Bonds	—	64,303,960	$—	64,303,960
Mortgage-Backed Securities	—	278,217,466	$—	278,217,466
Foreign Government & Agency Securities	—	50,039,763	$—	50,039,763
Asset-Backed Securities	—	41,092,793	$—	41,092,793
Short-Term Investments	48,548,641	—	$—	48,548,641

Total Investments in Securities	$48,548,641	$1,448,058,291	$—	$1,496,606,932

Other Financial Instruments:
Swap Contracts	—	31,603	—	31,603
Futures Contracts	399,726	—	—	399,726

Total Other Financial Instruments	$399,726	$31,603	$—	$431,329

Liabilities:
Other Financial Instruments:
Swap Contracts	—	49,631	—	49,631
Futures Contracts	283,744	—	—	283,744

Total Other Financial Instruments	$283,744	$49,631	$—	$333,375

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Liberty U.S. Low Volatility ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$133,749,111	$—	$—	$133,749,111
Short-Term Investments	—	660,000	—	660,000

Total Investments in Securities	$133,749,111	$660,000	$—	$134,409,111

Franklin Liberty U.S. Treasury Bond ETF

Assets:
Investments in Securities:[a]
U.S. Government and Agency Securities	$—	$389,423,090	$—	$389,423,090
Mortgage-Backed Securities	—	6,166,931	—	6,166,931
Short-Term Investments	4,633,381	—	—	4,633,381

Total Investments in Securities	$4,633,381	$395,590,021	$—	$400,223,402

Franklin Liberty Ultra Short Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$3,410,236	$—	$3,410,236
Asset-Backed Securities	—	201,298	—	201,298
Short-Term Investments	81,009	—	—	81,009

Total Investments in Securities	$81,009	$3,611,534	$—	$3,692,543

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common and preferred stocks.

14. Investments in FLSP Holdings Corporation

Franklin Liberty Systematic Style Premia ETF, (the “Fund”), invests in certain financial instruments and commodities/or commodity-linked derivative investments. The FLSP Holdings Corporation is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and/or commodity-linked derivative investments consistent with the investment objective of the Fund. At March 31, 2022, the Franklin Liberty Systematic Style Premia ETF investment(s) FLSP Holdings Corporation is reflected in the Fund’s Consolidated Schedule of Investments. March 31, 2022, the net assets of the FLSP Holdings Corporation were $4,213,669, representing 7.6% of the Fund’s consolidated net assets. The Fund’s investment(s) in the FLSP Holdings Corporation is limited to 25% of consolidated assets.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provides optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contact modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

16. Subsequent Events

The Funds have evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio		Currency
FHLB	Federal Home Loan Bank Rate	AUD	Australian Dollar
NCI	National Median Cost of Funds Index	CAD	Canadian Dollar
PIK	Payment-In-Kind	DKK	Danish Krone
USD	Unified/Union School District	EUR	Euro
CAC	Cotation Assistée en Continu	HUF	Hungary
FRN	Floating Rate Note	IDR	Indonesian Rupiah
TBD	To be determined	JPY	Japanese Yen
REIT	Real Estate Investment Trust	MXN	Mexican Peso
ADR	American Depositary Receipt	USD	United States Dollar
MTA	Metropolitan Transit Authority
CSCDA	California Statewide Communities Development Authority

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF, Franklin Dynamic Municipal Bond ETF, Franklin Municipal Green Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty International Aggregate Bond ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF, Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty International Aggregate Bond ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF (fifteen of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Franklin Templeton ETF Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Franklin Disruptive Commerce ETF Franklin Genomic Advancements ETF Franklin Intelligent Machines ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period February 25, 2020 (commencement of operations) through March 31, 2020
Franklin Exponential Data ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period January 12, 2021 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period January 12, 2021 (commencement of operations) through March 31, 2021
Franklin Dynamic Municipal Bond ETF Franklin Liberty Federal Tax-Free Bond ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020 and 2019, and the period August 31, 2017 (commencement of operations) through March 31, 2018
Franklin Liberty High Yield Corporate ETF Franklin Liberty International Aggregate Bond ETF Franklin Liberty Senior Loan ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021 and 2020, and the period from May 30, 2018 (commencement of operations) through March 31, 2019
Franklin Liberty Investment Grade Corporate ETF Franklin Liberty U.S. Low Volatility ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For each of the five years in the period ended March 31, 2022
Franklin Liberty Systematic Style Premia ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period December 18, 2019 (commencement of operations) through March 31, 2020

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Report of Independent Registered Public Accounting Firm (continued)

Franklin Templeton ETF Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Franklin Liberty U.S. Core Bond ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period September 17, 2019 (commencement of operations) through March 31, 2020
Franklin Liberty U.S. Treasury Bond ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period June 9, 2020 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period June 9, 2020 (commencement of operations) through March 31, 2021
Franklin Liberty Ultra Short Bond ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period July 14, 2020 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period July 14, 2020 (commencement of operations) through March 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2022:

	Pursuant to:	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$15,751	$—	$—	$15,515
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$14,777	$—	$13,435	$7,989
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$20,215	$—	$25,773	$7,989
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$206,803	$—	$—	$7,989

	Pursuant to:	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$—	$—	$1,180,471	$454
Exempt-Interest Dividends	§852(b)(5)(A)	$1,204,849	$2,038,684	$—	$—
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$—	$—
Interest-Related Dividends	§871(k)(1)(C)	$—	$—	$12,999,638	$—
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$—	$—	$1,152,126

	Pursuant to:	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$2,047,397	$—	$—	$3,456,383
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$—	$—
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$—	$—	$671,753	$—
Interest-Related Dividends	§871(k)(1)(C)	$17,896,799	$6,085,446	$—	$26,275,024

	Pursuant to:	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,063,975	$—	$—
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$2,063,975	$—	$—
Interest-Related Dividends	§871(k)(1)(C)	$—	$6,661,686	$17,586

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Tax Information (unaudited) (continued)

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2022:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Foreign Taxes Paid	$—	$—	$—	$—
Foreign Source Income	$—	$—	$—	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Foreign Taxes Paid	$—	$—	$—	$1,954
Foreign Source Income	$—	$—	$—	$2,190,856

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Foreign Taxes Paid	$—	$—	$—	$—
Foreign Source Income	$—	$—	$—	$—

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Foreign Taxes Paid	$—	$—	$—
Foreign Source Income	$—	$—	$—

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	61	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	61	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	61	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director – Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since September 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat as its audit committee financial expert. The Board believes that Mr. Bhagat qualifies as such an expert in view of his extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2016. As a result of such background and experience, the Board believes that Mr. Bhagat has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Senior Loan ETF

Franklin Liberty Systematic Style Premia ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin Liberty Ultra Short Bond ETF

(each a Fund)

At a meeting held on September 8, 2021 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved an amended and restated investment management agreement to adopt a unified management fee (Unified Fee) between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each Fund (except the Franklin Liberty International Aggregate Bond ETF), and an amended and restated investment management agreement to adopt a Unified Fee between Franklin Templeton Investment Management Limited (FTIML) and the Trust, on behalf of the Franklin Liberty International Aggregate Bond ETF (each an Amended Management Agreement) for an initial two-year period effective October 1, 2021. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Amended Management Agreement. Although the Amended Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI and FTIML are each referred to herein as a Manager.

In considering the approval of each Amended Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees, including a number of special meetings during the pandemic to enhance Board oversight of Fund-related matters during this period.

The Board also reviewed and considered all of the factors it deemed relevant in approving each Amended Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; and (ii) the costs of the services to be provided by each Manager and its affiliates from the relationship with each Fund. The Board further reviewed and considered the form of Amended Management Agreement and the terms of each Amended Management Agreement, which were explained at the Meeting, noting that, with the exception of the proposed Unified Fee structure, the form of Amended Management Agreement was substantially the same as the current investment management agreements for the Funds, and that the Unified Fee is consistent with the Unified Fee structure currently in place for passively managed series of the Trust. The Board noted management’s reasons for proposing the approval of each Amended Management Agreement, including that the Unitary Fee would help promote sales of the Funds and that many competitor funds already have implemented a unitary fee structure. The Board noted management’s explanation that it was relying on and had complied with the conditions of prior no-action relief that had been granted to another fund complex and investment adviser confirming that the Securities Exchange Commission would not recommend enforcement action if an investment advisory agreement was amended without a shareholder vote to establish a unified fee.

In approving each Amended Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Amended Management Agreement are fair and reasonable and that such Amended Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by each Manager and its affiliates to each Fund and its shareholders. This information included, among other things, management’s representation that each Amended Management Agreement will not reduce or modify in any way the nature, extent and quality of the services currently provided to each Fund. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by each Manager and its affiliates to each Fund and its shareholders under the Fund’s Amended Management Agreement.

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SHAREHOLDER INFORMATION

Fund Performance

The Board noted that each of the Franklin Exponential Data ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF had less than two years of performance and thus, the performance of these Funds was not a material factor in considering the approval of each Fund’s Amended Management Agreement. The Board further noted its review and consideration of and conclusions made regarding the performance results of each other Fund in connection with the May 2021 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement and at regular Board meetings throughout the year.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed Unified Fee. In particular, the Board noted management’s representation that changing to the Unified Fee would not result in any increase to a Manager’s management fee. The Board also noted management’s representation that each Fund’s net operating expenses under the Unified Fee are expected to be the same as such Fund’s current net operating expenses after expense waivers and reimbursements because, under the Unified Fee, the Manager’s obligation under the current fee waiver and expense reimbursement agreements to cap ordinary expenses at the same rate as the Fund’s management fee would become part of the Amended Management Agreement. The Board considered that pursuant to each Fund’s Amended Management Agreement, the Manager shall (1) reimburse the Fund for all of its acquired fund fees and expenses (if any), and, with respect to Franklin Liberty Systematic Style Premia ETF, reimburse all expenses related to the Fund’s investment in a Cayman Islands-based company that is wholly-owned by the Fund, and (2) pay all of the ordinary operating expenses of the Fund, except for (i) the Fund’s investment management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses (such arrangement, the Unified Fee). The Board concluded that the proposed Unified Fee for each Fund is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s representation that changing to the Unified Fee would not result in any increase to a Manager’s management fee. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with each Manager had not changed as a result of the proposal to approve each Amended Management Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Amended Management Agreement for an initial two-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services
Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2022 Franklin Templeton Investments. All rights reserved.		ETF2 A 06/22

ANNUAL REPORT

FRANKLIN TEMPLETON

ETF TRUST

March 31, 2022

Franklin FTSE Asia ex Japan ETF	Franklin FTSE Japan ETF
Franklin FTSE Australia ETF	Franklin FTSE Japan Hedged ETF
Franklin FTSE Brazil ETF	Franklin FTSE Latin America ETF
Franklin FTSE Canada ETF	Franklin FTSE Mexico ETF
Franklin FTSE China ETF	Franklin FTSE Russia ETF
Franklin FTSE Europe ETF	Franklin FTSE Saudi Arabia ETF
Franklin FTSE Europe Hedged ETF	Franklin FTSE South Africa ETF
Franklin FTSE France ETF	Franklin FTSE South Korea ETF
Franklin FTSE Germany ETF	Franklin FTSE Switzerland ETF
Franklin FTSE Hong Kong ETF	Franklin FTSE Taiwan ETF
Franklin FTSE India ETF	Franklin FTSE United Kingdom ETF
Franklin FTSE Italy ETF

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

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ANNUAL REPORT

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index-NR (net of tax withholding when dividends are paid), posted a +7.28% total return for the 12 months ended March 31, 2022.1 Global equities benefited from ongoing COVID-19 vaccination programs, easing restrictions in certain regions and continued economic recovery. However, the Chinese government’s imposition of additional restrictions on some businesses pressured Asian and global emerging market stocks. Additionally, the spread of the Delta and Omicron variants of COVID-19 and higher inflation in an environment of persistent supply-chain disruptions hindered global equities at certain points during the 12-month period. Russia’s invasion of Ukraine late in the period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to rise from historically low levels.

In the U.S., gross domestic product (GDP) growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels. In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant that it anticipated making further increases to the federal funds target rate.

GDP growth resumed in the eurozone in 2021’s second quarter, following a brief recession, but quarter-over-quarter growth slowed in the fourth quarter of 2021 as the spread of the Omicron variant disrupted labor markets and led to renewed restrictions. The European Central Bank struck a less accommodative tone at its March 2022 meeting as it set a schedule to wind down its asset purchases and established preconditions for possible interest-rate increases later in 2022. Stocks of companies with exposure to Russia, particularly banks, endured further declines late in the period. In this environment, European developed market equities, as measured by the MSCI Europe Index-NR, posted a +3.53% total return for the 12 months under review.1

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index-NR, posted a -11.56% total return for the 12-month period.1 While many Asian countries experienced improving economic conditions, Japan’s quarterly GDP contracted in 2021’s third quarter before returning to growth in the fourth quarter. Although China’s economy continued to grow, it was pressured by COVID-19 restrictions and government measures to limit real estate speculation. Unexpected regulatory changes by the Chinese government, which negatively impacted education- and technology-related businesses, and investor concerns about the solvency of several large Chinese property developers further pressured Asian stocks during the 12-month period.

Global emerging market stocks, as measured by the MSCI Emerging Markets Index-NR, posted a -11.37% total return for the 12 months under review.1 Rising interest rates and elevated inflation dampened investor enthusiasm in global emerging market equities. Interest-rate increases to curb inflation by several central banks, including those of Brazil and Mexico, as well as the international sanctions on Russia, raised investor concerns about a slowdown in economic growth.

The foregoing information reflects our analysis and opinions as of March 31, 2022. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin FTSE Asia ex Japan ETF

This annual report for Franklin FTSE Asia ex Japan ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Asia ex Japan RIC Capped Index (the FTSE Asia ex Japan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Asia ex Japan Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -14.99% based on market price and -13.34% based on net asset value. In comparison, the FTSE Asia ex Japan Capped Index posted a -12.79% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Asia ex Japan Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	11.6%
Semiconductors & Semiconductor Equipment	11.0%
Interactive Media & Services	6.3%
Technology Hardware, Storage & Peripherals	6.0%
Internet & Direct Marketing Retail	5.5%
Insurance	4.5%
Oil, Gas & Consumable Fuels	3.6%
Real Estate Management & Development	3.2%
Electronic Equipment, Instruments & Components	3.2%
Automobiles	3.1%

Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Asia ex Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Asia ex Japan Capped Index is based on the FTSE Asia ex Japan Index and is designed to measure the performance of large- and mid-capitalization stocks from developed and emerging Asian countries, excluding Japan. The Chinese constituents in the FTSE Asia ex Japan Capped Index are represented by H-shares, B-shares, A-shares, N-shares, Red Chips, P-Chips and S-Chips.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 142.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	7.4%
Tencent Holdings Ltd. Interactive Media & Services, China	4.2%
Samsung Electronics Co. Ltd. Interactive Media & Services, China	4.0%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	3.0%
AIA Group Ltd. Insurance, Hong Kong	1.9%
Reliance Industries Ltd. Oil, Gas & Consumable Fuels, India	1.7%
Infosys Ltd. IT Services, India	1.3%
Meituan Dianping, 144A Internet & Direct Marketing Retail, China	1.1%
China Construction Bank Corp., A, H Banks, China	1.0%
Hong Kong Exchanges and Clearing Ltd. Capital Markets, Hong Kong	0.9%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were energy, financials and utilities. Individual holdings that lifted the Fund’s absolute return included Reliance Industries, Infosys and DBS Group Holdings.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, communication services and health care. Individual holdings that hindered the Fund’s absolute return included Alibaba Group Holding, Tencent Holdings and Meituan Dianping.

CFA® is a trademark owned by CFA Institute.

Top 10 Countries

3/31/22

% of Total Net Assets
China	33.1%
Taiwan	18.1%
India	16.0%
South Korea	14.0%
Hong Kong	7.6%
Singapore	3.5%
Thailand	2.6%
Malaysia	1.9%
Indonesia	1.9%
Philippines	0.9%

Thank you for your participation in Franklin FTSE Asia ex Japan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-13.34%	-14.99%	-13.34%	-14.99%
3-Year	+18.04%	+16.22%	+5.68%	+5.14%
Since Inception (2/6/18)	+11.67%	+10.40%	+2.70%	+2.42%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 7 for Performance Summary footnotes.

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FRANKLIN FTSE ASIA EX JAPAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18–3/31/22

See page 7 for Performance Summary footnotes.

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FRANKLIN FTSE ASIA EX JAPAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.620223

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of issuers in Asian countries involve risks that are specific to Asia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Asia ex Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Asia ex Japan Capped Index is based on the FTSE Asia ex Japan Index and is designed to measure the performance of large- and mid-capitalization stocks from developed and emerging Asian countries, excluding Japan. The Chinese constituents in the FTSE Asia ex Japan Capped Index are represented by H-shares, B-shares, N-shares, Red Chips, P-Chips and S-Chips.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE ASIA EX JAPAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$918.30	$0.91	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

8	Annual Report	franklintempleton.com

Franklin FTSE Australia ETF

This annual report for Franklin FTSE Australia ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Australia RIC Capped Index (the FTSE Australia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Australia Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +12.92% based on market price and +13.93% based on net asset value. In comparison, the FTSE Australia Capped Index posted a +13.93% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 11.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Australia Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Metals & Mining	24.3%
Banks	23.3%
Biotechnology	6.5%
Equity Real Estate Investment Trusts (REITs)	6.0%
Capital Markets	4.8%
Food & Staples Retailing	4.1%
Oil, Gas & Consumable Fuels	3.8%
Multiline Retail	3.1%
Transportation Infrastructure	2.6%
Hotels, Restaurants & Leisure	2.6%

Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Australia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Australia Capped Index is based on the FTSE Australia Index and is designed to measure the performance of Australian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 180.

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FRANKLIN FTSE AUSTRALIA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
BHP Group Ltd. Metals & Mining, Australia	13.2%
Commonwealth Bank of Australia Banks, Australia	9.2%
CSL Ltd. Biotechnology, Australia	6.5%
National Australia Bank Ltd. Banks, Australia	5.3%
Westpac Banking Corp. Banks, Australia	4.3%
Australia & New Zealand Banking Group Ltd. Banks, Australia	3.9%
Macquarie Group Ltd. Capital Markets, Australia	3.6%
Wesfarmers Ltd. Multiline Retail, Australia	2.9%
Woolworths Group Ltd. Food & Staples Retailing, Australia	2.3%
Rio Tinto Ltd. Metals & Mining, Australia	2.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were materials, financials and energy. Individual holdings that lifted the Fund’s absolute return included BHP Group, Commonwealth Bank of Australia and National Australia Bank.

For the same period, the sectors that detracted from the Fund’s absolute performance were information technology and health care. Individual holdings that hindered the Fund’s absolute return included Afterpay (not held at period-end), Magellan Financial Group and Xero.

Thank you for your participation in Franklin FTSE Australia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

10	Annual Report	franklintempleton.com

FRANKLIN FTSE AUSTRALIA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+13.93%	+12.92%	+13.93%	+12.92%
3-Year	+44.34%	+42.72%	+13.01%	+12.59%
Since Inception (11/2/17)	+47.04%	+46.04%	+9.14%	+8.97%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 13 for Performance Summary footnotes.

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FRANKLIN FTSE AUSTRALIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 13 for Performance Summary footnotes.

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FRANKLIN FTSE AUSTRALIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.515668

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Australian issuers involve risks that are specific to Australia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Australia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Australia Capped Index is based on the FTSE Australia Index and is designed to measure the performance of Australian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE AUSTRALIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,097.00	$0.47	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

14	Annual Report	franklintempleton.com

Franklin FTSE Brazil ETF

This annual report for Franklin FTSE Brazil ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Brazil RIC Capped Index (the FTSE Brazil Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Brazil Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +22.66% based on market price and +23.03% based on net asset value. In comparison, the FTSE Brazil Capped Index posted a +23.31% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Brazil Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Metals & Mining	20.0%
Oil, Gas & Consumable Fuels	16.2%
Banks	16.1%
Electric Utilities	5.8%
Capital Markets	5.3%
Food Products	3.8%
Health Care Providers & Services	3.2%
Road & Rail	3.1%
Beverages	2.8%
Electrical Equipment	2.2%

Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Brazil Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Brazil Capped Index is based on the FTSE Brazil Index and is designed to measure the performance of Brazilian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 184.

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FRANKLIN FTSE BRAZIL ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Vale SA Metals & Mining, Brazil	16.6%
Petroleo Brasileiro SA Oil, Gas & Consumable Fuels, Brazil	7.9%
Itau Unibanco Holding SA Banks, Brazil	5.6%
Petroleo Brasileiro SA Oil, Gas & Consumable Fuels, Brazil	5.5%
Banco Bradesco SA Banks, Brazil	4.4%
B3 SA - Brasil Bolsa Balcao Capital Markets, Brazil	4.1%
Ambev SA Beverages, Brazil	2.8%
JBS SA Food Products, United States	2.3%
WEG SA Electrical Equipment, Brazil	2.2%
Itausa SA Banks, Brazil	2.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were energy, materials and financials. Individual holdings that lifted the Fund’s absolute return included Petroleo Brasileiro, Vale and Itau Unibanco Holding.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, health care and information technology. Individual holdings that hindered the Fund’s absolute return included Magazine Luiza, Natura & Co. Holding and Via.

Thank you for your participation in Franklin FTSE Brazil ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16	Annual Report	franklintempleton.com

FRANKLIN FTSE BRAZIL ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/7/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+23.03%	+22.66%	+23.03%	+22.66%
3-Year	+5.34%	+6.55%	+1.75%	+2.14%
Since Inception (11/3/17)	+16.17%	+16.21%	+3.46%	+3.47%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 19 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN FTSE BRAZIL ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/3/17–3/31/22

See page 19 for Performance Summary footnotes.

18	Annual Report	franklintempleton.com

FRANKLIN FTSE BRAZIL ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.531507

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sector, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. The Brazilian economy has experienced in the past, and may continue to experience, periods of high inflation rates and political unrest. Investments in securities of Brazilian issuers involve risks that are specific to Brazil, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Brazil Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Brazil Capped Index is based on the FTSE Brazil Index and is designed to measure the performance of Brazilian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	19

FRANKLIN FTSE BRAZIL ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,248.20	$1.06	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

20	Annual Report	franklintempleton.com

Franklin FTSE Canada ETF

This annual report for Franklin FTSE Canada ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Canada RIC Capped Index (the FTSE Canada Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Canada Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +22.42% based on market price and +21.95% based on net asset value. In comparison, the FTSE Canada Capped Index posted a +21.79% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 23.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Canada Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	29.4%
Oil, Gas & Consumable Fuels	17.1%
Road & Rail	8.4%
Metals & Mining	7.6%
Insurance	7.1%
IT Services	5.1%
Capital Markets	4.2%
Food & Staples Retailing	3.9%
Chemicals	3.2%
Commercial Services & Supplies	2.0%

Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Canada Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Canada Capped Index is based on the FTSE Canada Index and is designed to measure the performance of Canadian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 188.

franklintempleton.com	Annual Report	21

FRANKLIN FTSE CANADA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Royal Bank of Canada Banks, Canada	8.5%
The Toronto-Dominion Bank Banks, Canada	7.8%
Enbridge Inc. Oil, Gas & Consumable Fuels, Canada	5.0%
The Bank of Nova Scotia Banks, Canada	4.7%
Canadian National Railway Co. Road & Rail, Canada	4.3%
Bank of Montreal Banks, Canada	4.2%
Shopify Inc., A IT Services, Canada	4.1%
Canadian Pacific Railway Ltd. Road & Rail, Canada	4.1%
Brookfield Asset Management Inc., A Capital Markets, Canada	4.1%
Canadian Natural Resources Ltd. Oil, Gas & Consumable Fuels, Canada	3.9%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were financials, energy and materials. Individual holdings that lifted the Fund’s absolute return included Canadian Natural Resources, Royal Bank of Canada and The Toronto-Dominion Bank.

For the same period, the sectors that detracted most from the Fund’s absolute performance were information technology, health care and consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Shopify, Canopy Growth (not held at period-end) and Magna International.

Thank you for your participation in Franklin FTSE Canada ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

22	Annual Report	franklintempleton.com

FRANKLIN FTSE CANADA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+21.95%	+22.42%	+21.95%	+22.42%
3-Year	+60.56%	+61.42%	+17.10%	+17.31%
Since Inception (11/2/17)	+60.94%	+62.04%	+11.40%	+11.57%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 25 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN FTSE CANADA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 25 for Performance Summary footnotes.

24	Annual Report	franklintempleton.com

FRANKLIN FTSE CANADA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.698467

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Canadian issuers involve risks that are specific to Canada, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Canada Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Canada Capped Index is based on the FTSE Canada Index and is designed to measure the performance of Canadian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	25

FRANKLIN FTSE CANADA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,130.70	$0.48	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

26	Annual Report	franklintempleton.com

Franklin FTSE China ETF

This annual report for Franklin FTSE China ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE China RIC Capped Index (the FTSE China Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE China Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -33.56% based on market price and -31.63% based on net asset value. In comparison, the FTSE China Capped Index posted a -31.53% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 29.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE China Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Internet & Direct Marketing Retail	16.3%
Interactive Media & Services	15.8%
Banks	11.6%
Automobiles	4.7%
Insurance	3.8%
Real Estate Management & Development	3.8%
Beverages	3.1%
Oil, Gas & Consumable Fuels	2.4%
Capital Markets	2.2%
Metals & Mining	2.1%

Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE China Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE China Capped Index is based on the FTSE China Index and is designed to measure the performance of Chinese large- and mid-capitalization stocks, as represented by H-shares, B-shares, A-shares, N-shares, Red Chips, P-Chips and S-Chips.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 191.

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FRANKLIN FTSE CHINA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Tencent Holdings Ltd. Interactive Media & Services, China	12.8%
Alibaba Group Holding Ltd. Internet & Direct Marketing Retail, China	9.1%
Meituan Dianping, 144A Internet & Direct Marketing Retail, China	3.4%
China Construction Bank Corp., H Banks, China	3.1%
Industrial & Commercial Bank of China Ltd., H Banks, China	2.2%
JD.com Inc., A Internet & Direct Marketing Retail, China	2.1%
Ping An Insurance Group Co. of China Ltd., H Insurance, China	1.9%
Baidu Inc., A Interactive Media & Services, China	1.7%
Bank of China Ltd., H Banks, China	1.4%
China Merchants Bank Co. Ltd., H Banks, China	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the only sector that contributed to the Fund’s absolute performance was energy. Individual holdings that lifted the Fund’s absolute return included China Shenhua Energy, Bank of China and Yanzhou Coal Mining.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, communication services and health care. Individual holdings that hindered the Fund’s absolute return included Alibaba Group Holding, Tencent Holdings and Meituan Dianping.

Thank you for your participation in Franklin FTSE China ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE CHINA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-31.63%	-33.56%	-31.63%	-33.56%
3-Year	-6.67%	-8.91%	-2.27%	-3.06%
Since Inception (11/2/17)	-8.55%	-10.04%	-2.01%	-2.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 31 for Performance Summary footnotes.

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FRANKLIN FTSE CHINA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 31 for Performance Summary footnotes.

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FRANKLIN FTSE CHINA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.368561

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. China may be subject to considerable degrees of economic, political and social instability. Investments in securities of Chinese issuers involve risks that are specific to China, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE China Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE China Capped Index is based on the FTSE China Index and is designed to measure the performance of Chinese large- and mid-capitalization stocks, as represented by H-shares, B-shares, N-shares, Red Chips, P-Chips and S-Chips.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE CHINA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$813.70	$0.86	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

32	Annual Report	franklintempleton.com

Franklin FTSE Europe ETF

This annual report for Franklin FTSE Europe ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe RIC Capped Index (the FTSE Developed Europe Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Developed Europe Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.38% based on market price and +3.30% based on net asset value. In comparison, the FTSE Developed Europe Capped Index posted a +3.10% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 35.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Pharmaceuticals	11.3%
Banks	7.1%
Insurance	5.3%
Oil, Gas & Consumable Fuels	5.3%
Food Products	4.5%
Textiles, Apparel & Luxury Goods	4.5%
Chemicals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Machinery	2.9%
Metals & Mining	2.8%

Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Developed Europe Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Index is based on the FTSE Developed Europe Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 213.

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FRANKLIN FTSE EUROPE ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Nestle SA Food Products, Switzerland	3.3%
Roche Holding AG, Non-Voting Pharmaceuticals, Switzerland	2.6%
ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	2.4%
Shell PLC Oil, Gas & Consumable Fuels, Netherlands	2.0%
AstraZeneca PLC Pharmaceuticals, United Kingdom	1.9%
Novartis AG Pharmaceuticals, Switzerland	1.7%
LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	1.7%
Novo Nordisk AS, B Pharmaceuticals, Denmark	1.6%
HSBC Holdings PLC Banks, United Kingdom	1.3%
SAP SE Software, Germany	1.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were health care, energy and financials. Individual holdings that lifted the Fund’s absolute return included Novo Nordisk, Roche Holding and Nestle.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, information technology and industrials. Individual holdings that hindered the Fund’s absolute return included Prosus, Unilever and Koninklijke Philips.

Top 10 Countries

3/31/22

% of Total Net Assets
United Kingdom	19.9%
Switzerland	16.7%
France	16.0%
Germany	12.6%
Netherlands	8.8%
Sweden	5.4%
Denmark	3.9%
Spain	3.7%
Italy	3.4%
Finland	2.0%

Thank you for your participation in Franklin FTSE Europe ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE EUROPE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+3.30%	+2.38%	+3.30%	+2.38%
3-Year	+27.73%	+26.60%	+8.50%	+8.18%
Since Inception (11/2/17)	+22.70%	+21.72%	+4.75%	+4.56%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 37 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 37 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.059355

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in European countries involve risks that are specific to Europe, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Developed Europe Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Index is based on the FTSE Developed Europe Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	37

FRANKLIN FTSE EUROPE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$975.00	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

38	Annual Report	franklintempleton.com

Franklin FTSE Europe Hedged ETF

This annual report for Franklin FTSE Europe Hedged ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe RIC Capped Hedged to USD Index (the FTSE Developed Europe Capped Hedged Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Developed Europe Capped Hedged Index and in depositary receipts representing such securities, including indirectly through Franklin FTSE Europe ETF (Underlying Fund).

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +8.10% based on market price and +8.75% based on net asset value. In comparison, the FTSE Developed Europe Capped Hedged Index posted a +8.59% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 41.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Developed Europe Capped Hedged Index. We seek to achieve, over time, a correlation between the Fund’s

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Pharmaceuticals	11.4%
Banks	7.1%
Insurance	5.4%
Oil, Gas & Consumable Fuels	5.3%
Textiles, Apparel & Luxury Goods	4.5%
Food Products	4.5%
Chemicals	3.6%
Semiconductors & Semiconductor Equipment	3.4%
Machinery	2.9%
Metals & Mining	2.8%

performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. We intend to enter into monthly foreign currency forward contracts and/or currency futures contracts designed to offset the Fund’s exposure to

1. The FTSE Developed Europe Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Hedged Index is based on the FTSE Developed Europe Hedged to USD Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries. The FTSE Developed Europe Capped Hedged Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the FTSE Developed Europe Capped Hedged Index.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 227.

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FRANKLIN FTSE EUROPE HEDGED ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Nestle SA Food Products, Switzerland	3.3%
Roche Holding AG, Non-Voting Pharmaceuticals, Switzerland	2.6%
ASML Holding NV Semiconductors & Semiconductor Equipment, Netherlands	2.4%
Shell PLC Oil, Gas & Consumable Fuels, Netherlands	2.0%
AstraZeneca PLC Pharmaceuticals, United Kingdom	1.9%
Novartis AG Pharmaceuticals, Switzerland	1.7%
LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	1.7%
Novo Nordisk AS, B Pharmaceuticals, Denmark	1.7%
HSBC Holdings PLC Banks, United Kingdom	1.3%
SAP SE Software, Germany	1.2%

the component currencies, in order to replicate the hedge impact incorporated in the calculation of the Underlying Index. The Fund’s exposure to foreign currency forward contracts and currency futures contracts is based on the aggregate exposure of the Fund to the component currencies. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were health care, energy and financials. Individual holdings that lifted the Fund’s absolute return included Novo Nordisk, Roche Holding and Nestle.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, information technology and industrials. Individual holdings that hindered the Fund’s absolute return included Prosus, Unilever and Koninklijke Philips.

Top 10 Countries

3/31/22

% of Total Net Assets
United Kingdom	20.0%
Switzerland	16.8%
France	16.0%
Germany	12.6%
Netherlands	8.8%
Sweden	5.4%
Denmark	4.0%
Spain	3.7%
Italy	3.4%
Finland	2.0%

Thank you for your participation in Franklin FTSE Europe Hedged ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE EUROPE HEDGED ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+8.75%	+8.10%	+8.75%	+8.10%
3-Year	+33.02%	+33.29%	+9.98%	+10.05%
Since Inception (11/2/17)	+35.75%	+35.86%	+7.18%	+7.20%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE HEDGED ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 43 for Performance Summary footnotes.

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FRANKLIN FTSE EUROPE HEDGED ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.870031

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in European countries involve risks that are specific to Europe, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. While the Fund’s currency hedging approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies. The return of the currency-related derivatives will not perfectly offset the actual fluctuations between the currencies and the U.S. dollar. The Fund’s exposure to the currencies may not be hedged at all times. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Developed Europe Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Developed Europe Capped Hedged Index is based on the FTSE Developed Europe Hedged to USD Index and is designed to measure the performance of large- and mid-capitalization stocks from developed European countries. The FTSE Developed Europe Capped Hedged Index incorporates a hedge against non-U.S. currency fluctuations by reflecting the impact of rolling monthly currency forward contracts on the currencies represented in the FTSE Developed Europe Capped Hedged Index.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE EUROPE HEDGED ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,010.30	$0.45	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

44	Annual Report	franklintempleton.com

Franklin FTSE France ETF

This annual report for Franklin FTSE France ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE France RIC Capped Index (the FTSE France Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE France Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.99% based on market price and +4.23% based on net asset value. In comparison, the FTSE France Capped Index posted a +3.92% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 47.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE France Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Textiles, Apparel & Luxury Goods	18.4%
Aerospace & Defense	7.1%
Oil, Gas & Consumable Fuels	6.9%
Electrical Equipment	6.6%
Pharmaceuticals	6.6%
Personal Products	5.6%
Banks	5.5%
Chemicals	5.1%
Construction & Engineering	3.8%
Insurance	3.7%

Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE France Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE France Capped Index is based on the FTSE France Index and is designed to measure the performance of French large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 241.

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FRANKLIN FTSE FRANCE ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
LVMH Moet Hennessy Louis Vuitton SE Textiles, Apparel & Luxury Goods, France	10.2%
TotalEnergies SE Oil, Gas & Consumable Fuels, France	6.9%
Sanofi Pharmaceuticals, France	6.3%
L’Oreal SA Personal Products, France	5.6%
Schneider Electric SE Electrical Equipment, France	5.1%
Air Liquide SA Chemicals, France	4.6%
Airbus SE Aerospace & Defense, France	3.9%
BNP Paribas SA Banks, France	3.5%
AXA SA Insurance, France	3.2%
EssilorLuxottica SA Textiles, Apparel & Luxury Goods, France	3.1%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were industrials, energy and consumer discretionary. Individual holdings that lifted the Fund’s absolute return included LVMH Moet Hennessy Louis Vuitton, TotalEnergies and Schneider Electric.

For the same period, no sectors detracted from the Fund’s absolute performance. Individual holdings that hindered the Fund’s absolute return included Worldline, Alstom and Danone.

Thank you for your participation in Franklin FTSE France ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

46	Annual Report	franklintempleton.com

FRANKLIN FTSE FRANCE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+4.23%	+2.99%	+4.23%	+2.99%
3-Year	+29.19%	+27.33%	+8.91%	+8.39%
Since Inception (11/2/17)	+25.55%	+24.30%	+5.30%	+5.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 49 for Performance Summary footnotes.

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FRANKLIN FTSE FRANCE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 49 for Performance Summary footnotes.

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FRANKLIN FTSE FRANCE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.877814

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of French issuers involve risks that are specific to France, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE France Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE France Capped Index is based on the FTSE France Index and is designed to measure the performance of French large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE FRANCE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$974.30	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

50	Annual Report	franklintempleton.com

Franklin FTSE Germany ETF

This annual report for Franklin FTSE Germany ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Germany RIC Capped Index (the FTSE Germany Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Germany Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -12.75% based on market price and -11.68% based on net asset value. In comparison, the FTSE Germany Capped Index posted a -11.85% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 53.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Germany Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Insurance	10.8%
Automobiles	10.7%
Software	9.5%
Industrial Conglomerates	7.6%
Pharmaceuticals	6.9%
Chemicals	6.7%
Diversified Telecommunication Services	5.2%
Capital Markets	4.4%
Real Estate Management & Development	3.9%
Multi-Utilities	3.8%

Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Germany Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Germany Capped Index is based on the FTSE Germany Index and is designed to measure the performance of German large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 244.

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FRANKLIN FTSE GERMANY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
SAP SE Software, Germany	9.0%
Siemens AG Industrial Conglomerates, Germany	7.6%
Allianz SE Insurance, Germany	7.2%
Bayer AG Pharmaceuticals, Germany	4.9%
Deutsche Telekom AG Diversified Telecommunication Services, Germany	4.6%
Daimler AG Automobiles, Germany	4.3%
BASF SE Chemicals, Germany	3.8%
Deutsche Post AG Air Freight & Logistics, Germany	3.4%
Infineon Technologies AG Semiconductors & Semiconductor Equipment, Germany	3.2%
adidas AG Textiles, Apparel & Luxury Goods, Germany	3.1%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were health care, financials and utilities. Individual holdings that lifted the Fund’s absolute return included Bayer, Rheinmetall and Merck.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, materials and industrials. Individual holdings that hindered the Fund’s absolute return included BASF, Volkswagen and Delivery Hero.

Thank you for your participation in Franklin FTSE Germany ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE GERMANY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-11.68%	-12.75%	-11.68%	-12.75%
3-Year	+17.14%	+15.62%	+5.41%	+4.96%
Since Inception (11/2/17)	-2.70%	-3.87%	-0.62%	-0.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 55 for Performance Summary footnotes.

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FRANKLIN FTSE GERMANY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 55 for Performance Summary footnotes.

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FRANKLIN FTSE GERMANY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.682316

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of German issuers involve risks that are specific to Germany, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Germany Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Germany Capped Index is based on the FTSE Germany Index and is designed to measure the performance of German large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE GERMANY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$877.80	$0.42	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

56	Annual Report	franklintempleton.com

Franklin FTSE Hong Kong ETF

This annual report for Franklin FTSE Hong Kong ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Hong Kong RIC Capped Index (the FTSE Hong Kong Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Hong Kong Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -15.13% based on market price and -14.41% based on net asset value. In comparison, the FTSE Hong Kong Capped Index posted a -14.36% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 59.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Hong Kong Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Insurance	20.5%
Real Estate Management & Development	16.5%
Capital Markets	11.6%
Industrial Conglomerates	6.2%
Banks	5.8%
Electric Utilities	5.5%
Hotels, Restaurants & Leisure	4.8%
Machinery	3.9%
Equity Real Estate Investment Trusts (REITs)	3.6%
Food Products	3.1%

replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Hong Kong Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Hong Kong Capped Index is based on the FTSE Hong Kong Index and is designed to measure the performance of Hong Kong large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 247.

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FRANKLIN FTSE HONG KONG ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
AIA Group Ltd. Insurance, Hong Kong	20.5%
Hong Kong Exchanges and Clearing Ltd. Capital Markets, Hong Kong	11.5%
Techtronic Industries Co. Ltd. Machinery, Hong Kong	3.9%
CK Hutchison Holdings Ltd. Industrial Conglomerates, United Kingdom	3.8%
Link REIT Equity Real Estate Investment Trusts (REITs), Hong Kong	3.5%
Sun Hung Kai Properties Ltd. Real Estate Management & Development, Hong Kong	3.2%
CLP Holdings Ltd. Electric Utilities, Hong Kong	3.1%
Hang Seng Bank Ltd. Banks, Hong Kong	2.7%
BOC Hong Kong (Holdings) Ltd. Banks, China	2.6%
CK Asset Holdings Ltd. Real Estate Management & Development, Hong Kong	2.6%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the only sector that contributed to the Fund’s absolute performance was communication services. Individual holdings that lifted the Fund’s absolute return included BOC Hong Kong (Holdings), CK Asset Holdings and Power Assets Holdings.

For the same period, the sectors that detracted most from the Fund’s absolute performance were financials, consumer discretionary and health care. Individual holdings that hindered the Fund’s absolute return included Hong Kong Exchanges and Clearing, AIA Group and BeiGene.

Thank you for your participation in Franklin FTSE Hong Kong ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE HONG KONG ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-14.41%	-15.13%	-14.41%	-15.13%
3-Year	-4.45%	-4.94%	-1.51%	-1.68%
Since Inception (11/2/17)	+4.02%	+4.01%	+0.90%	+0.90%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 61 for Performance Summary footnotes.

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FRANKLIN FTSE HONG KONG ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 61 for Performance Summary footnotes.

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FRANKLIN FTSE HONG KONG ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.690770

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Hong Kong issuers involve risks that are specific to Hong Kong, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Hong Kong Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Hong Kong Capped Index is based on the FTSE Hong Kong Index and is designed to measure the performance of Hong Kong large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE HONG KONG ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$927.40	$0.43	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

62	Annual Report	franklintempleton.com

Franklin FTSE India ETF

This annual report for Franklin FTSE India ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE India RIC Capped Index (the FTSE India Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE India Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +13.89% based on market price and +15.75% based on net asset value. In comparison, the FTSE India Capped Index posted a +18.30% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 65.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE India Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
IT Services	18.2%
Oil, Gas & Consumable Fuels	13.3%
Banks	6.1%
Thrifts & Mortgage Finance	5.4%
Automobiles	4.5%
Metals & Mining	4.5%
Chemicals	4.4%
Pharmaceuticals	4.0%
Consumer Finance	3.3%
Construction Materials	2.8%

the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE India Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE India Capped Index is based on the FTSE India Index and is designed to measure the performance of Indian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 251.

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FRANKLIN FTSE INDIA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Reliance Industries Ltd. Oil, Gas & Consumable Fuels, India	10.7%
Infosys Ltd. IT Services, India	8.4%
Housing Development Finance Corp. Ltd. Thrifts & Mortgage Finance, India	5.2%
Tata Consultancy Services Ltd. IT Services, India	4.8%
Hindustan Unilever Ltd. Household Products, India	2.3%
Axis Bank Ltd. Banks, India	2.1%
Bharti Airtel Ltd. Wireless Telecommunication Services, India	2.1%
Bajaj Finance Ltd. Consumer Finance, India	2.1%
Asian Paints Ltd. Chemicals, India	1.7%
HCL Technologies Ltd. IT Services, India	1.6%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were information technology, energy and materials. Individual holdings that lifted the Fund’s absolute return included Infosys, Reliance Industries and Bharti Airtel.

For the same period, no sectors detracted from the Fund’s absolute performance. Individual holdings that hindered the Fund’s absolute return included Hindustan Unilever, Housing Development Finance and HDFC Life Insurance.

Thank you for your participation in Franklin FTSE India ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE INDIA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+15.75%	+13.89%	+15.75%	+13.89%
3-Year	+39.70%	+38.52%	+11.79%	+11.47%
Since Inception (2/6/18)	+38.83%	+38.07%	+8.24%	+8.09%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 67 for Performance Summary footnotes.

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FRANKLIN FTSE INDIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18–3/31/22

See page 67 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.720710

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. There are special risks associated with investments in India, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). Investments in securities of Indian issuers involve risks that are specific to India, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE India Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE India Capped Index is based on the FTSE India Index and is designed to measure the performance of Indian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE INDIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$976.60	$0.94	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Italy ETF

This annual report for Franklin FTSE Italy ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Italy RIC Capped Index (the FTSE Italy Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Italy Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.13% based on market price and -3.15% based on net asset value. In comparison, the FTSE Italy Capped Index posted a -3.39% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 71.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Italy Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	17.4%
Electric Utilities	14.5%
Automobiles	13.7%
Insurance	8.6%
Oil, Gas & Consumable Fuels	8.1%
Machinery	5.0%
Gas Utilities	4.1%
IT Services	3.4%
Textiles, Apparel & Luxury Goods	3.1%
Transportation Infrastructure	2.8%

the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Italy Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Italy Capped Index is based on the FTSE Italy Index and is designed to measure the performance of Italian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 256.

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FRANKLIN FTSE ITALY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Enel SpA Electric Utilities, Italy	11.3%
Intesa Sanpaolo SpA Banks, Italy	8.5%
Eni SpA Oil, Gas & Consumable Fuels, Italy	8.1%
Stellantis NV Automobiles, United States	7.4%
Assicurazioni Generali SpA Insurance, Italy	6.8%
Ferrari NV Automobiles, Italy	6.3%
UniCredit SpA Banks, Italy	4.4%
CNH Industrial NV Machinery, United Kingdom	3.5%
Snam SpA Gas Utilities, Italy	3.2%
Terna – Rete Elettrica Nazionale Electric Utilities, Italy	3.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were energy, industrials and health care. Individual holdings that lifted the Fund’s absolute return included Eni, Assicurazioni Generali and CNH Industrial.

For the same period, the sectors that detracted most from the Fund’s absolute performance were utilities, information technology and communication services. Individual holdings that hindered the Fund’s absolute return included Enel, Nexi and Intesa Sanpaolo.

Thank you for your participation in Franklin FTSE Italy ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE ITALY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-3.15%	-4.13%	-3.15%	-4.13%
3-Year	+18.55%	+17.27%	+5.84%	+5.45%
Since Inception (11/2/17)	+10.50%	+9.59%	+2.29%	+2.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 73 for Performance Summary footnotes.

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FRANKLIN FTSE ITALY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 73 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.108353

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Italian issuers involve risks that are specific to Italy, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.
ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Italy Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Italy Capped Index is based on the FTSE Italy Index and is designed to measure the performance of Italian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE ITALY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$944.10	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Japan ETF

This annual report for Franklin FTSE Japan ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Index (the FTSE Japan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Japan Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -8.77% based on market price and -7.21% based on net asset value. In comparison, the FTSE Japan Capped Index posted a -7.11% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 77.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Automobiles	7.8%
Electronic Equipment, Instruments & Components	5.3%
Pharmaceuticals	5.2%
Machinery	5.0%
Banks	5.0%
Trading Companies & Distributors	4.6%
Household Durables	4.6%
Chemicals	4.4%
Semiconductors & Semiconductor Equipment	3.6%
Wireless Telecommunication Services	3.5%

replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Index is based on the FTSE Japan Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 258.

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FRANKLIN FTSE JAPAN ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Toyota Motor Corp. Automobiles, Japan	5.4%
Sony Corp. Household Durables, Japan	3.1%
Keyence Corp. Electronic Equipment, Instruments & Components, Japan	2.1%
Tokyo Electron Ltd. Semiconductors & Semiconductor Equipment, Japan	1.9%
Mitsubishi UFJ Financial Group Inc. Banks, Japan	1.8%
Recruit Holdings Co. Ltd. Professional Services, Japan	1.5%
Shin-Etsu Chemical Co. Ltd. Chemicals, Japan	1.5%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	1.4%
KDDI Corp. Wireless Telecommunication Services, Japan	1.3%
Nintendo Co. Ltd. Entertainment, Japan	1.3%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed to the Fund’s absolute performance were financials and energy. Individual holdings that lifted the Fund’s absolute return included Toyota Motor, Tokyo Electron and Mitsubishi UFJ Financial Group.

For the same period, the sectors that detracted most from the Fund’s absolute performance were health care, industrials and communication services. Individual holdings that hindered the Fund’s absolute return included SoftBank Group, Nidec and Fast Retailing.

Thank you for your participation in Franklin FTSE Japan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE JAPAN ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-7.21%	-8.77%	-7.21%	-8.77%
3-Year	+20.82%	+19.14%	+6.51%	+6.01%
Since Inception (11/2/17)	+14.48%	+13.17%	+3.12%	+2.85%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 79 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 79 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.704939

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Japanese issuers involve risks that are specific to Japan, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Japan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Index is based on the FTSE Japan Index and is designed to measure the performance of Japanese large and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE JAPAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$893.90	$0.42	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Japan Hedged ETF

This annual report for Franklin FTSE Japan Hedged ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan RIC Capped Hedged to USD Index (the FTSE Japan Capped Hedged Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Japan Capped Hedged Index and in depositary receipts representing such securities, including indirectly through Franklin FTSE Japan ETF (Underlying Fund).

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +0.75% based on market price and +1.93% based on net asset value. In comparison, the FTSE Japan Capped Hedged Index posted a +2.01% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 83.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Japan Capped Hedged Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Automobiles	7.9%
Machinery	5.4%
Electronic Equipment, Instruments & Components	5.2%
Pharmaceuticals	5.2%
Banks	5.1%
Trading Companies & Distributors	4.6%
Household Durables	4.6%
Chemicals	4.3%
Wireless Telecommunication Services	3.5%
Semiconductors & Semiconductor Equipment	3.5%

Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. We intend to enter into monthly foreign currency forward contracts and/or currency futures contracts designed to offset the Fund’s exposure to the Japanese yen, in order to replicate the hedge impact incorporated in the calculation of the Underlying Index. The Fund’s exposure to foreign currency forward contracts and currency futures contracts is based on the aggregate exposure of the Fund to the Japanese yen.

1. The FTSE Japan Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Hedged Index is based on the FTSE Japan Hedged to USD Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks. The FTSE Japan Capped Hedged Index incorporates a hedge against fluctuations of the Japanese yen by reflecting the impact of rolling monthly currency forward contracts on the Japanese yen.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 269.

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FRANKLIN FTSE JAPAN HEDGED ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Toyota Motor Corp. Automobiles, Japan	5.4%
Sony Corp. Household Durables, Japan	3.1%
Keyence Corp. Electronic Equipment, Instruments & Components, Japan	2.1%
Tokyo Electron Ltd. Semiconductors & Semiconductor Equipment, Japan	1.9%
Mitsubishi UFJ Financial Group Inc. Banks, Japan	1.9%
Recruit Holdings Co. Ltd. Professional Services, Japan	1.5%
Shin-Etsu Chemical Co. Ltd. Chemicals, Japan	1.5%
SoftBank Group Corp. Wireless Telecommunication Services, Japan	1.5%
KDDI Corp. Wireless Telecommunication Services, Japan	1.3%
Nintendo Co. Ltd. Entertainment, Japan	1.3%

The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed to the Fund’s absolute performance were financials and energy. Individual holdings that lifted the Fund’s absolute return included Toyota Motor, Mitsubishi UFJ Financial Group and Tokyo Electron.

For the same period, the sectors that detracted most from the Fund’s absolute performance were health care, industrials and communication services. Individual holdings that hindered the Fund’s absolute return included SoftBank Group, Nidec and Daiichi Sankyo.

Thank you for your participation in Franklin FTSE Japan Hedged ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE JAPAN HEDGED ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+1.93%	+0.75%	+1.93%	+0.75%
3-Year	+35.40%	+34.41%	+10.63%	+10.36%
Since Inception (11/2/17)	+27.88%	+27.09%	+5.74%	+5.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 85 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN HEDGED ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 85 for Performance Summary footnotes.

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FRANKLIN FTSE JAPAN HEDGED ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.406233

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Japanese issuers involve risks that are specific to Japan, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses on an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as promised. While the Fund’s currency hedging approach is designed to minimize the impact of currency fluctuations on Fund returns, it does not necessarily eliminate the Fund’s exposure to the currencies. The return of currency-related derivatives will not perfectly offset the actual fluctuations between the currencies and the U.S. dollar. The Fund’s exposure to the currencies may not be hedged at all times. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Japan Capped Hedged Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Japan Capped Hedged Index is based on the FTSE Japan Hedged to USD Index and is designed to measure the performance of Japanese large- and mid-capitalization stocks. The FTSE Japan Capped Hedged Index incorporates a hedge against fluctuations of the Japanese yen by reflecting the impact of rolling monthly currency forward contracts on the Japanese yen.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE JAPAN HEDGED ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$972.80	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

86	Annual Report	franklintempleton.com

Franklin FTSE Latin America ETF

This annual report for Franklin FTSE Latin America ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Latin America RIC Capped Index (the FTSE Latin America Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Latin America Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +20.77% based on market price and +21.12% based on net asset value. In comparison, the FTSE Latin America Capped Index posted a +21.20% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 89.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Latin America Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	17.7%
Metals & Mining	16.2%
Oil, Gas & Consumable Fuels	11.9%
Beverages	5.1%
Food & Staples Retailing	4.7%
Electric Utilities	4.6%
Wireless Telecommunication Services	4.4%
Food Products	3.9%
Capital Markets	3.5%
Chemicals	2.5%

replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Latin America Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Latin America Capped Index is based on the FTSE Latin America Index and is designed to measure the performance of Latin American large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 280.

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FRANKLIN FTSE LATIN AMERICA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Vale SA Metals & Mining, Brazil	11.0%
Petroleo Brasileiro SA Oil, Gas & Consumable Fuels, Brazil	8.9%
America Movil SAB de CV, L Wireless Telecommunication Services, Mexico	4.1%
Itau Unibanco Holding SA Banks, Brazil	4.0%
Banco Bradesco SA Banks, Brazil	3.7%
Grupo Financiero Banorte SAB de CV, O Banks, Mexico	2.9%
Wal-Mart de Mexico SAB de CV Food & Staples Retailing, Mexico	2.8%
B3 SA – Brasil Bolsa Balcao Capital Markets, Brazil	2.7%
Grupo Mexico SAB de CV, B Metals & Mining, Mexico	2.5%
Fomento Economico Mexicano SAB de CV Beverages, Mexico	2.0%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were energy, materials and financials. Individual holdings that lifted the Fund’s absolute return included Petroleo Brasileiro, Vale and America Movil.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, health care and real estate. Individual holdings that hindered the Fund’s absolute return included Magazine Luiza, Natura & Co. Holding and Cemex.

Country Composition

3/31/22

	% of Total Net Assets
Brazil	64.4%
Mexico	25.0%
Chile	6.1%
Colombia	2.6%
United States	1.5%
Panama	0.0%	*

*Rounds to less than 0.1%.

Thank you for your participation in Franklin FTSE Latin America ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE LATIN AMERICA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+21.12%	+20.77%	+21.12%	+20.77%
3-Year	+8.70%	+9.19%	+2.82%	+2.98%
Since Inception (10/9/18)	+10.24%	+10.49%	+2.85%	+2.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 91 for Performance Summary footnotes.

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FRANKLIN FTSE LATIN AMERICA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/9/18–3/31/22

See page 91 for Performance Summary footnotes.

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FRANKLIN FTSE LATIN AMERICA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.521500

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of issuers in Latin American countries involve risks that are specific to Latin America, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Latin America Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Latin America Capped Index is based on the FTSE Latin America Index and is designed to measure the performance of Latin American large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE LATIN AMERICA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,219.40	$1.05	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Mexico ETF

This annual report for Franklin FTSE Mexico ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Mexico RIC Capped Index (the FTSE Mexico Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Mexico Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +28.10% based on market price and +28.33% based on net asset value. In comparison, the FTSE Mexico Capped Index posted a +28.31% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 95.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Mexico Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying

Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Mexico Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Mexico Capped Index is based on the FTSE Mexico Index and is designed to measure the performance of Mexican large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 286.

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Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	19.0%
Wireless Telecommunication Services	15.8%
Food & Staples Retailing	11.8%
Metals & Mining	10.9%
Beverages	9.0%
Transportation Infrastructure	8.5%
Food Products	5.1%
Construction Materials	4.0%
Media	3.6%
Equity Real Estate Investment Trusts (REITs)	3.2%

FRANKLIN FTSE MEXICO ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
America Movil SAB de CV, L Wireless Telecommunication Services, Mexico	15.8%
Grupo Financiero Banorte SAB de CV, O Banks, Mexico	11.3%
Wal-Mart de Mexico SAB de CV Food & Staples Retailing, Mexico	11.0%
Grupo Mexico SAB de CV, B Metals & Mining, Mexico	9.8%
Fomento Economico Mexicano SAB de CV Beverages, Mexico	4.2%
Cemex SAB de CV Construction Materials, Mexico	3.2%
Grupo Aeroportuario del Pacifico SAB de CV, B Transportation Infrastructure, Mexico	3.2%
Grupo Bimbo SAB de CV, A Food Products, Mexico	3.1%
Grupo Televisa SAB Media, Mexico	3.0%
Grupo Aeroportuario del Sureste SAB de CV, B Transportation Infrastructure, Mexico	2.8%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were communication services, consumer staples and financials. Individual holdings that lifted the Fund’s absolute return included America Movil, Grupo Financiero Banorte and Wal-Mart de Mexico.

For the same period, no sectors detracted from the Fund’s absolute performance. Individual holdings that hindered the Fund’s absolute return included Cemex, Controladora Vuela Cia de Aviacion and Kimberly-Clark de Mexico.

Thank you for your participation in Franklin FTSE Mexico ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE MEXICO ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/7/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+28.33%	+28.10%	+28.33%	+28.10%
3-Year	+34.67%	+35.78%	+10.43%	+10.73%
Since Inception (11/3/17)	+22.94%	+23.17%	+4.80%	+4.84%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 97 for Performance Summary footnotes.

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FRANKLIN FTSE MEXICO ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/3/17–3/31/22

See page 97 for Performance Summary footnotes.

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FRANKLIN FTSE MEXICO ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.785980

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risk related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in Mexican issuers involve risks that are specific to Mexico, including certain legal, regulatory, political, currency, security and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Mexico Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Mexico Capped Index is based on the FTSE Mexico Index and is designed to measure the performance of Mexican large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,158.20	$1.02	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Russia ETF

This annual report for Franklin FTSE Russia ETF covers the fiscal year ended March 31, 2022. Effective March 1, 2022, the Fund suspended new creations of its shares effective until further notice in light of ongoing issues related to Russia’s invasion of Ukraine. In addition, effective March 4, 2022, NYSE Arca, Inc., the Fund’s primary listing exchange, halted trading of the Fund. Since trading in the Fund’s shares is halted, the Fund no longer has a daily closing price, and a premium/discount to NAV cannot be calculated. Additionally, the value and liquidity of Russian securities and the Russian currency have experienced significant declines, and the Fund is primarily holding cash due to the circumstances related to the conflict. The Russian securities markets did not open for trading on February 28, 2022, and were closed for a period of time before reopening on March 24, 2022, but significant trading limitations have remained. It is impossible to predict when, or if, these circumstances may change. During this time, including while it is primarily holding cash, the Fund will not meet its investment goal and will experience increased tracking error. Further, when the Fund’s shares resume trading on NYSE Arca, Inc., the Fund may experience significant premiums or discounts to the Fund’s net asset value (NAV) and wider bid-ask spreads. Please see below for further discussion of the impact of the Russian/Ukrainian conflict on the Fund as well as related risks.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Russia RIC Capped Index (the FTSE Russia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Russia Capped Index and in depositary receipts representing such securities.

Top 10 Sectors/Industries

3/31/22

This disclosure has not been included as all securities of the Fund are valued at zero as of March 31, 2022. As noted, due to the circumstances surrounding the Russian invasion of Ukraine, the Fund is primarily holding cash. Please refer to Note 6 under Notes to Financial Statements.

Top 10 Holdings

3/31/22

This disclosure has not been included as all securities of the Fund are valued at zero as of March 31, 2022. As noted, due to the circumstances surrounding the Russian invasion of Ukraine, the Fund is primarily holding cash. Please refer to Note 6 under Notes to Financial Statements.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -64.74% based on market price and -100.00% based on net asset value. In comparison, the FTSE Russia Capped Index posted a -31.28% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 101.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Russia Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and

1. The FTSE Russia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Russia Capped Index is based on the FTSE Russia Index and is designed to measure the performance of Russian large- and mid-capitalization stocks. FTSE Russell has temporarily suspended rebalancings/reconstitutions of the FTSE Russia Capped Index, including application of the capping methodology.

2. Source: FactSet. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices. The value of the FTSE Russia Capped Index, on the other hand, is based on securities’ last closing prices on local foreign markets (i.e., the value of the FTSE Russia Capped Index is not based on fair value prices). With regards to the Fund’s returns based on market price, the Fund suspended new creations of its shares effective March 1, 2022, and NYSE Arca, Inc. halted trading of the Fund effective March 4, 2022. Therefore, from March 4, 2022, through March 31, 2022, the Fund did not have a daily closing market price.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 288.

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FRANKLIN FTSE RUSSIA ETF

expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

Manager’s Discussion

For the fiscal year ended March 31, 2022, no sectors or holdings contributed to the Fund’s absolute performance, as all holdings other than cash received a fair valuation of $0.00 following Russia’s invasion of Ukraine during the reporting period.

For the same period prior to the Russian invasion of Ukraine and fair valuation described above, the sectors that detracted most from the Fund’s absolute performance were energy, materials and utilities. Individual holdings that hindered the Fund’s absolute return included Gazprom, LUKOIL and MMC Norilsk Nickel.

Thank you for your participation in Franklin FTSE Russia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-100.00%	-64.74%	-100.00%	-64.74%
3-Year	-100.00%	-53.80%	-100.00%	-22.69%
Since Inception (2/6/18)	-100.00%	-53.30%	-100.00%	-16.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 103 for Performance Summary footnotes.

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FRANKLIN FTSE RUSSIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18–3/31/22

See page 103 for Performance Summary footnotes.

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FRANKLIN FTSE RUSSIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.383319

Total Annual Operating Expenses5,6

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Russian issuers involve significant risks that are specific to Russia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict has increased volatility and uncertainty in the financial markets and adversely affected the Fund. The United States and other countries and certain international organizations have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to Russia’s invasion of Ukraine. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of the Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. These, as well as any other economic consequences to Russia, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on the Russian government, companies or individuals, along with any retaliatory actions or countermeasures that may be taken by Russia (including cyberattacks on other governments, corporations or individuals), may further decrease the value and liquidity of Russian securities.

As a result, the Fund’s ability to price, buy, sell, receive or deliver Russian investments has been impaired. For example, the Fund may be prohibited from investing in or acquiring securities issued by companies subject to such sanctions. In addition, the sanctions may require the Fund to freeze its existing investments in companies operating in or having dealings with Russia, which would prevent the Fund from selling or delivering these investments. Further, any exposure that the Fund may have to Russian counterparties could negatively impact the Fund’s portfolio. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities. The extent and duration of Russia’s military actions and the repercussions of such actions are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events have adversely affected the value and liquidity of the Fund’s holdings and may continue to significantly impact the Fund’s performance and the value of an investment in the Fund. The Fund’s Underlying Index may also remove securities as a result of the actions described above. Unusual market conditions may cause the index provider of the Underlying Index to postpone a scheduled rebalance or reconstitution, which could cause the Underlying Index to vary from its normal or expected composition. Additionally, due to current and potential future sanctions or market closures impacting the ability to trade or transfer Russian securities, the Fund may experience higher transaction costs. During this time, the Fund will not meet its investment goal and will experience increased tracking error. Further, when the Fund’s shares resume trading on NYSE Arca, Inc., the Fund may experience significant premiums or discounts to the Fund’s net asset value (NAV) and wider bid-ask spreads.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices.

3. Assumes reinvestment of distributions based on market price. Regarding the Fund’s returns based on market price, the Fund suspended new creations of its shares effective March 1, 2022, and NYSE Arca, Inc. halted trading of the Fund effective March 4, 2022. Therefore, from March 4, 2022, through March 31, 2022, the Fund did not have a daily closing market price.

4. Source: FactSet. The FTSE Russia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Russia Capped Index is based on the FTSE Russia Index and is designed to measure the performance of Russian large and mid-capitalization stocks. The Fund’s returns based on net asset value include the Fund’s valuation of its Russian securities based on fair value prices. The value of the FTSE Russia Capped Index, on the other hand, is based on securities’ last closing prices on local foreign markets (i.e., the value of the FTSE Russia Capped Index is not based on fair value prices). FTSE Russell has temporarily suspended rebalancings/reconstitutions of the FTSE Russia Capped Index, including application of the capping methodology.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective March 1, 2022, Franklin Advisory Services, LLC (the Fund’s investment manager) has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE RUSSIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2,3]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2,3]
$1,000.00	$0.00	$0.95	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

3. “Effective March 1, 2022, Franklin Advisory Services, LLC (the fund’s investment manager) has implemented a voluntary waiver of its management fee for the Fund. This voluntary waiver may be eliminated by the investment manager at any time”.

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Franklin FTSE Saudi Arabia ETF

This annual report for Franklin FTSE Saudi Arabia ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Saudi Arabia RIC Capped Index (the FTSE Saudi Arabia Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Saudi Arabia Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +37.99% based on market price and +38.99% based on net asset value. In comparison, the FTSE Saudi Arabia Capped Index posted a +39.44% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 107.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Saudi Arabia Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Saudi Arabia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Saudi Arabia Capped Index is based on the FTSE Saudi Arabia Index and is designed to measure the performance of Saudi Arabian large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 290.

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Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	43.9%
Chemicals	18.6%
Oil, Gas & Consumable Fuels	8.6%
Diversified Telecommunication Services	5.7%
Metals & Mining	4.8%
Health Care Providers & Services	2.8%
Food Products	2.2%
Wireless Telecommunication Services	1.9%
Electric Utilities	1.8%
Independent Power and Renewable Electricity Producers	1.7%

FRANKLIN FTSE SAUDI ARABIA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Al-Rajhi Bank Banks, Saudi Arabia	13.8%
Saudi National Bank Banks, Saudi Arabia	11.0%
Saudi Arabian Oil Co., 144A Oil, Gas & Consumable Fuels, Saudi Arabia	8.0%
Saudi Basic Industries Corp. Chemicals, Saudi Arabia	7.9%
Saudi Telecom Co. Diversified Telecommunication Services, Saudi Arabia	5.7%
Saudi Arabian Mining Co. Metals & Mining, Saudi Arabia	4.8%
Riyad Bank Banks, Saudi Arabia	4.7%
Alinma Bank Banks, Saudi Arabia	3.4%
Saudi British Bank Banks, Saudi Arabia	3.2%
Saudi Arabian Fertilizer Co. Chemicals, Saudi Arabia	3.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were financials, materials and energy. Individual holdings that lifted the Fund’s absolute return included Al-Rajhi Bank, Saudi National Bank and Saudi Arabian Mining.

For the same period, the sectors that detracted from the Fund’s absolute performance were consumer staples and information technology. Individual holdings that hindered the Fund’s absolute return included Saudi Telecom, Southern Province Cement and Mobile Telecommunications Co. Saudi Arabia.

Thank you for your participation in Franklin FTSE Saudi Arabia ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SAUDI ARABIA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+38.99%	+37.99%	+38.99%	+37.99%
3-Year	+59.57%	+57.04%	+16.86%	+16.23%
Since Inception (10/9/18)	+80.10%	+80.11%	+18.46%	+18.46%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 109 for Performance Summary footnotes.

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FRANKLIN FTSE SAUDI ARABIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/9/18–3/31/22

See page 109 for Performance Summary footnotes.

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FRANKLIN FTSE SAUDI ARABIA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.683759

Total Annual Operating Expenses5

0.39%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Saudi Arabian issuers involve risks that are specific to Saudi Arabia, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Saudi Arabia Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Saudi Arabia Capped Index is based on the FTSE Saudi Arabia Index and is designed to measure the performance of Saudi Arabian large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SAUDI ARABIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,171.40	$2.11	$1,022.99	$1.97	0.39%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE South Africa ETF

This annual report for Franklin FTSE South Africa ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE/JSE South Africa RIC Capped Index (the FTSE/JSE South Africa Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE/JSE South Africa Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +16.31% based on market price and +16.82% based on net asset value. In comparison, the FTSE/JSE South Africa Capped Index posted a +17.00% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 113.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE/JSE South Africa Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Metals & Mining	21.2%
Banks	14.0%
Diversified Financial Services	9.6%
Wireless Telecommunication Services	9.2%
Food & Staples Retailing	7.6%
Internet & Direct Marketing Retail	7.4%
Insurance	7.0%
Chemicals	4.1%
Specialty Retail	3.4%
Equity Real Estate Investment Trusts (REITs)	2.5%

Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE/JSE South Africa Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE/JSE South Africa Capped Index is based on the FTSE South Africa Index and is designed to measure the performance of South African large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 293.

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Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
FirstRand Ltd. Diversified Financial Services, South Africa	8.0%
Naspers Ltd., N Internet & Direct Marketing Retail, South Africa	7.4%
MTN Group Ltd. Wireless Telecommunication Services, South Africa	7.2%
Standard Bank Group Ltd. Banks, South Africa	5.1%
Gold Fields Ltd. Metals & Mining, South Africa	4.2%
Sasol Ltd. Chemicals, South Africa	4.1%
Capitec Bank Holdings Ltd. Banks, South Africa	4.1%
Impala Platinum Holdings Ltd. Metals & Mining, South Africa	3.8%
Sibanye Stillwater Ltd. Metals & Mining, South Africa	3.5%
AngloGold Ashanti Ltd. Metals & Mining, South Africa	3.1%

FRANKLIN FTSE SOUTH AFRICA ETF

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were financials, communication services and materials. Individual holdings that lifted the Fund’s absolute return included MTN Group, FirstRand and Gold Fields.

For the same period, the only sector that detracted from the Fund’s absolute performance was consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Naspers, Impala Platinum Holdings and Northam Platinum.

Thank you for your participation in Franklin FTSE South Africa ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SOUTH AFRICA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/11/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+16.82%	+16.31%	+16.82%	+16.31%
3-Year	+33.17%	+32.58%	+10.02%	+9.86%
Since Inception (10/10/18)	+45.51%	+45.41%	+11.41%	+11.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 115 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH AFRICA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/10/18–3/31/22

See page 115 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH AFRICA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.724156

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of South African issuers involve risks that are specific to South Africa, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE/JSE South Africa Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE/JSE South Africa Capped Index is based on the FTSE South Africa Index and is designed to measure the performance of South African large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SOUTH AFRICA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,194.30	$1.04	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE South Korea ETF

This annual report for Franklin FTSE South Korea ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE South Korea RIC Capped Index (the FTSE South Korea Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE South Korea Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -18.78% based on market price and -17.15% based on net asset value. In comparison, the FTSE South Korea Capped Index posted a -17.10% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 119.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE South Korea Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE South Korea Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE South Korea Capped Index is based on the FTSE South Korea Index and is designed to measure the performance of South Korean large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 296.

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FRANKLIN FTSE SOUTH KOREA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	19.1%
SK Hynix Inc. Semiconductors & Semiconductor Equipment, South Korea	6.3%
Naver Corp. Interactive Media & Services, South Korea	4.8%
Samsung SDI Co. Ltd. Electronic Equipment, Instruments & Components, South Korea	3.3%
Hyundai Motor Co. Automobiles, South Korea	3.1%
Kakao Corp. Interactive Media & Services, South Korea	3.0%
LG Chem Ltd. Chemicals, South Korea	2.8%
KB Financial Group Inc. Banks, South Korea	2.5%
Shinhan Financial Group Co. Ltd. Banks, South Korea	2.1%
Kia Motors Corp. Automobiles, South Korea	2.0%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the only sector that contributed to the Fund’s absolute performance was financials. Individual holdings that lifted the Fund’s absolute return included Woori Financial Group, LG Innotek and KB Financial Group.

For the same period, the sectors that detracted most from the Fund’s absolute performance were information technology, consumer discretionary and health care. Individual holdings that hindered the Fund’s absolute return included Samsung Electronics, LG Chem and Celltrion.

Thank you for your participation in Franklin FTSE South Korea ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SOUTH KOREA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-17.15%	-18.78%	-17.15%	-18.78%
3-Year	+27.24%	+27.02%	+8.36%	+8.30%
Since Inception (11/2/17)	+7.78%	+6.84%	+1.71%	+1.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 121 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH KOREA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 121 for Performance Summary footnotes.

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FRANKLIN FTSE SOUTH KOREA ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.588976

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of South Korean issuers involve risks that are specific to South Korea, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE South Korea Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE South Korea Capped Index is based on the FTSE South Korea Index and is designed to measure the performance of South Korean large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SOUTH KOREA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$894.90	$0.43	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Switzerland ETF

This annual report for Franklin FTSE Switzerland ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Switzerland RIC Capped Index (the FTSE Switzerland Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Switzerland Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +14.19% based on market price and +14.22% based on net asset value. In comparison, the FTSE Switzerland Capped Index posted a +13.92% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 125.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Switzerland Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Pharmaceuticals	27.7%
Food Products	21.9%
Insurance	8.1%
Capital Markets	7.5%
Chemicals	6.0%
Textiles, Apparel & Luxury Goods	4.6%
Health Care Equipment & Supplies	4.5%
Life Sciences Tools & Services	3.6%
Electrical Equipment	3.3%
Machinery	1.7%

intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Switzerland Capped Index is a free float-adjusted market-capitalization weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Switzerland Capped Index is based on the FTSE Switzerland Index and is designed to measure the performance of Swiss large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 301.

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FRANKLIN FTSE SWITZERLAND ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Nestle SA Food Products, Switzerland	19.8%
Roche Holding AG, Non-Voting Pharmaceuticals, Switzerland	15.9%
Novartis AG Pharmaceuticals, Switzerland	10.6%
Zurich Insurance Group AG Insurance, Switzerland	4.5%
Cie Financiere Richemont SA Textiles, Apparel & Luxury Goods, Switzerland	4.0%
UBS Group AG Capital Markets, Switzerland	3.8%
Lonza Group AG Life Sciences Tools & Services, Switzerland	3.3%
ABB Ltd. Electrical Equipment, Switzerland	3.3%
Sika AG Chemicals, Switzerland	3.1%
Givaudan AG Chemicals, Switzerland	2.3%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were health care, consumer staples and financials. Individual holdings that lifted the fund’s absolute return included Nestle, Roche Holding and Cie Financiere Richemont.

For the same period, the only sector that detracted from the Fund’s absolute performance was information technology. Individual holdings that hindered the Fund’s absolute return included Credit Suisse Group, Logitech International and LafargeHolcim.

Thank you for your participation in Franklin FTSE Switzerland ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE SWITZERLAND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/9/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+14.22%	+14.19%	+14.22%	+14.19%
3-Year	+51.06%	+49.94%	+14.74%	+14.46%
Since Inception (2/6/18)	+57.26%	+56.35%	+11.54%	+11.39%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 127 for Performance Summary footnotes.

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FRANKLIN FTSE SWITZERLAND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/6/18–3/31/22

See page 127 for Performance Summary footnotes.

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FRANKLIN FTSE SWITZERLAND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.674519

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of Swiss issuers involve risks that are specific to Switzerland, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Switzerland Capped Index is a free float-adjusted market-capitalization weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Switzerland Capped Index is based on the FTSE Switzerland Index and is designed to measure the performance of Swiss large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE SWITZERLAND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,054.60	$0.46	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin FTSE Taiwan ETF

This annual report for Franklin FTSE Taiwan ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE Taiwan RIC Capped Index (the FTSE Taiwan Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE Taiwan Capped Index and in depositary receipts representing such securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +5.88% based on market price and +8.72% based on net asset value. In comparison, the FTSE Taiwan Capped Index posted a +9.05% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 131.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE Taiwan Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Semiconductors & Semiconductor Equipment	36.1%
Electronic Equipment, Instruments & Components	13.3%
Banks	11.6%
Technology Hardware, Storage & Peripherals	6.5%
Insurance	5.8%
Chemicals	5.4%
Marine	2.7%
Diversified Financial Services	2.5%
Diversified Telecommunication Services	1.8%
Metals & Mining	1.8%

component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE Taiwan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Taiwan Capped Index is based on the FTSE Taiwan Index and is designed to measure the performance of Taiwanese large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 304.

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FRANKLIN FTSE TAIWAN ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd. Semiconductors & Semiconductor Equipment, Taiwan	20.2%
MediaTek Inc. Semiconductors & Semiconductor Equipment, Taiwan	5.1%
Hon Hai Precision Industry Co. Ltd. Electronic Equipment, Instruments & Components, Taiwan	4.8%
United Microelectronics Corp. Semiconductors & Semiconductor Equipment, Taiwan	2.4%
Delta Electronics Inc. Electronic Equipment, Instruments & Components, Taiwan	2.2%
Fubon Financial Holding Co. Ltd. Insurance, Taiwan	2.0%
CTBC Financial Holding Co. Ltd. Banks, Taiwan	2.0%
Cathay Financial Holding Co. Ltd. Insurance, Taiwan	2.0%
Nan Ya Plastics Corp. Chemicals, Taiwan	2.0%
Formosa Plastics Corp. Chemicals, Taiwan	2.0%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were financials, industrials and materials. Individual holdings that lifted the Fund’s absolute return included Fubon Financial Holding, Evergreen Marine Corp. Taiwan and Unimicron Technology.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer staples, health care and consumer discretionary. Individual holdings that hindered the Fund’s absolute return included Hon Hai Precision Industry, Largan Precision and Novatek Microelectronics.

Thank you for your participation in Franklin FTSE Taiwan ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE TAIWAN ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+8.72%	+5.88%	+8.72%	+5.88%
3-Year	+90.68%	+88.19%	+24.00%	+23.46%
Since Inception (11/2/17)	+86.16%	+83.80%	+15.14%	+14.81%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 133 for Performance Summary footnotes.

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FRANKLIN FTSE TAIWAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 133 for Performance Summary footnotes.

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FRANKLIN FTSE TAIWAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$1.073757

Total Annual Operating Expenses5

0.19%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size, lesser liquidity and lack of established legal, political, business and social frameworks to support securities markets. Investments in securities of Taiwanese issuers involve risks that are specific to Taiwan, including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a Fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE Taiwan Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE Taiwan Capped Index is based on the FTSE Taiwan Index and is designed to measure the performance of Taiwanese large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE TAIWAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,017.00	$0.96	$1,023.98	$0.96	0.19%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

134	Annual Report	franklintempleton.com

Franklin FTSE United Kingdom ETF

This annual report for Franklin FTSE United Kingdom ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the FTSE UK RIC Capped Index (the FTSE UK Capped Index or the Underlying Index).1 Under normal market conditions, the Fund invests at least 80% of its assets in the component securities of the FTSE UK Capped Index and in depositary receipts representing such securities.

Performance Overview

For the 12-month period, the Fund posted cumulative total returns of +9.11% based on market price and +10.27% based on net asset value. In comparison, the FTSE UK Capped Index posted a +10.33% total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 137.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

The Fund, using a “passive” or indexing investment approach, seeks investment results that closely correspond, before fees and expenses, to the performance of the FTSE UK Capped Index. We seek to achieve, over time, a correlation between the Fund’s performance, before fees and expenses, and that of the Underlying Index of 0.95 or better. A figure of 1.00 would indicate perfect correlation. Our

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Pharmaceuticals	12.1%
Oil, Gas & Consumable Fuels	11.4%
Banks	9.3%
Metals & Mining	9.2%
Beverages	4.5%
Personal Products	4.3%
Tobacco	4.3%
Insurance	4.0%
Professional Services	3.9%
Hotels, Restaurants & Leisure	3.5%

intention is to replicate the component securities of the Underlying Index as closely as possible (i.e., invest in all of the component securities in their respective weightings in the Underlying Index). However, under various circumstances, it may not be possible or practicable to replicate the Underlying Index. In these circumstances, we may use a “representative sampling” strategy whereby we would invest in what we believe to be a representative sample of the component securities of the Underlying Index, but may not track the Underlying Index with the same degree of accuracy as would an investment vehicle replicating the entire Underlying Index. Under the representative sampling technique, we will select securities that collectively have an investment profile similar to that of the Underlying Index, including securities that resemble those included in the Underlying Index in terms of risk factors, performance attributes and other characteristics, such as market capitalization and industry weightings. The Fund will concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.

1. The FTSE UK Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE UK Capped Index is based on the FTSE UK Index and is designed to measure the performance of U.K. large- and mid-capitalization stocks.

2. Source: FactSet.

The index is unmanaged and includes reinvestment of any income or distributions (after the deduction of certain withholding taxes). It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 308.

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FRANKLIN FTSE UNITED KINGDOM ETF

Top 10 Holdings

3/31/22

Company Sector/Industry, Country	% of Total Net Assets
Shell PLC Oil, Gas & Consumable Fuels, Netherlands	7.9%
AstraZeneca PLC Pharmaceuticals, United Kingdom	7.7%
HSBC Holdings PLC Banks, United Kingdom	5.3%
Diageo PLC Beverages, United Kingdom	4.3%
Unilever PLC Personal Products, United Kingdom	4.3%
GlaxoSmithKline PLC Pharmaceuticals, United Kingdom	4.0%
British American Tobacco PLC Tobacco, United Kingdom	3.6%
BP PLC Oil, Gas & Consumable Fuels, United Kingdom	3.5%
Rio Tinto PLC Metals & Mining, Australia	3.2%
Glencore PLC Metals & Mining, Switzerland	3.2%

Manager’s Discussion

For the fiscal year ended March 31, 2022, the sectors that contributed most to the Fund’s absolute performance were energy, health care and materials. Individual holdings that lifted the Fund’s absolute return included AstraZeneca, Shell and Glencore.

For the same period, the sectors that detracted most from the Fund’s absolute performance were consumer discretionary, information technology and communication services. Individual holdings that hindered the Fund’s absolute return included Unilever, Flutter Entertainment and Prudential.

Thank you for your participation in Franklin FTSE United Kingdom ETF. We look forward to serving your future investment needs.

Dina Ting, CFA

Hailey Harris

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN FTSE UNITED KINGDOM ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (11/6/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+10.27%	+9.11%	+10.27%	+9.11%
3-Year	+16.52%	+15.66%	+5.23%	+4.97%
Since Inception (11/2/17)	+18.02%	+17.34%	+3.83%	+3.69%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 139 for Performance Summary footnotes.

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FRANKLIN FTSE UNITED KINGDOM ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the period shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

11/2/17–3/31/22

See page 139 for Performance Summary footnotes.

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FRANKLIN FTSE UNITED KINGDOM ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.743002

Total Annual Operating Expenses5

0.09%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in securities of issuers in U.K. countries involve risks that are specific to the U.K., including certain legal, regulatory, political and economic risks. Because the Fund invests its assets primarily in companies in a specific country or region, the Fund may also experience greater volatility than a fund that is more broadly diversified geographically. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s the ability to price, buy, sell, receive or deliver such investments may be impaired. The Fund could determine at any time that certain of the most affected securities have zero value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The FTSE UK Capped Index is a free float-adjusted market capitalization-weighted index maintained and calculated by FTSE Russell with a capping methodology applied quarterly to issuer weights so that no single issuer of a component exceeds 25% of the index weight, and all issuers with weights above 5% do not cumulatively exceed 50% of the index’s weight. The FTSE UK Capped Index is based on the FTSE UK Index and is designed to measure the performance of U.K. large- and mid-capitalization stocks.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN FTSE UNITED KINGDOM ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,049.30	$0.46	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Asia ex Japan ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.60	$18.39		$21.86	$23.63	$23.64

Income from investment operations[b]:

Net investment income[c]	0.55	0.44		0.49	0.51	0.04

Net realized and unrealized gains (losses)	(4.31)	10.21		(3.46)	(1.82)	(0.05)

Total from investment operations	(3.76)	10.65		(2.97)	(1.31)	(0.01)

Less distributions from net investment income	(0.62)	(0.44)		(0.50)	(0.46)	—

Net asset value, end of year	$24.22	$28.60		$18.39	$21.86	$23.63

Total return[d]	(13.34)%	58.16%		(13.88)%	(5.34)%	(0.04)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.19%	0.19%		0.19%	0.19%	0.19%

Expenses net of waiver and payments by affiliates	0.19%	0.19%		0.19%	—%	—%

Net investment income	2.01%	1.78%		2.32%	2.34%	1.06%

Supplemental data

Net assets, end of year (000’s)	$38,751	$34,317		$14,712	$17,488	$9,451

Portfolio turnover rate[f]	10.09% [g]	11.45%	[g]	11.42% [g]	7.11%	0.96%

aFor the period February 6, 2018 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	9.63%	11.45%	11.42%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Asia ex Japan ETF

		Industry	Shares	Value
	Common Stocks and Other Equity Interests 99.5%
	Cambodia 0.0%†
	NagaCorp Ltd.	Hotels, Restaurants & Leisure	8,000	$7,141

	China 33.1%
	360 DigiTech Inc.	Consumer Finance	792	12,189
a	360 Security Technology Inc., A	Software	2,800	4,402
a,b	3SBio Inc., 144A	Biotechnology	7,000	5,721
a	51job Inc., ADR	Professional Services	160	9,368
b	A-Living Services Co. Ltd., 144A	Commercial Services & Supplies	2,000	2,799
	AAC Technologies Holdings Inc.	Electronic Equipment, Instruments & Components	4,000	9,694
	Addsino Co. Ltd., A	Communications Equipment	800	1,371
a	Advanced Micro-Fabrication Equipment Inc. China, A	Semiconductors & Semiconductor Equipment	200	3,669
	AECC Aero-Engine Control Co. Ltd.	Aerospace & Defense	400	1,462
	AECC Aviation Power Co. Ltd., A	Aerospace & Defense	1,200	8,488
	Agile Group Holdings Ltd.	Real Estate Management & Development	8,000	4,055
	Agricultural Bank of China Ltd., A	Banks	38,000	18,437
	Agricultural Bank of China Ltd., H	Banks	177,000	68,030
	Aier Eye Hospital Group Co. Ltd.	Health Care Providers & Services	2,159	10,730
a	Air China Ltd., A	Airlines	2,400	3,444
a	Air China Ltd., H	Airlines	10,000	7,010
	Airtac International Group	Machinery	920	29,894
a,b	Akeso Inc., 144A	Biotechnology	4,000	8,520
a	Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	81,700	1,169,468
a	Alpha Group, A	Leisure Products	400	313
a	Aluminum Corp. of China Ltd., A	Metals & Mining	4,800	4,401
a	Aluminum Corp. of China Ltd., H	Metals & Mining	22,000	12,922
	An Hui Wenergy Co. Ltd.	Independent Power and Renewable Electricity Producers	1,200	743
	Angang Steel Co. Ltd.	Metals & Mining	2,000	1,118
	Angang Steel Co. Ltd., H	Metals & Mining	8,000	3,688
	Angel Yeast Co. Ltd., A	Food Products	400	2,626
	Anhui Anke Biotechnology Group Co. Ltd.	Biotechnology	532	825
	Anhui Conch Cement Co. Ltd., A	Construction Materials	1,600	9,953
	Anhui Conch Cement Co. Ltd., H	Construction Materials	7,160	36,845
	Anhui Expressway Co. Ltd., A	Transportation Infrastructure	400	488
	Anhui Expressway Co. Ltd., H	Transportation Infrastructure	4,000	3,907
	Anhui Gujing Distillery Co. Ltd., A	Beverages	200	5,399
	Anhui Gujing Distillery Co. Ltd., B	Beverages	700	9,049
	Anhui Zhongding Sealing Parts Co. Ltd., A	Auto Components	400	946
	Anker Innovations Technology Co. Ltd., A	Technology Hardware, Storage & Peripherals	100	1,066
	Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	6,400	80,415
	Apeloa Pharmaceutical Co. Ltd., A	Pharmaceuticals	400	1,970
	Autohome Inc., ADR	Interactive Media & Services	349	10,613
	Avary Holding Shenzhen Co. Ltd., A	Electronic Equipment, Instruments & Components	400	1,816
	Avic Capital Co. Ltd., A	Diversified Financial Services	3,600	2,348
	AVIC Electromechanical Systems Co. Ltd.	Aerospace & Defense	1,600	2,727
	AviChina Industry & Technology Co. Ltd., H	Aerospace & Defense	14,000	7,776
	AVICOPTER PLC, A	Aerospace & Defense	400	3,207
b	BAIC Motor Corp. Ltd., 144A	Automobiles	14,000	4,702
a	Baidu Inc., A	Interactive Media & Services	12,800	231,274
	Bank of Beijing Co. Ltd., A	Banks	8,000	5,772
	Bank of Changsha Co. Ltd., A	Banks	1,200	1,446
	Bank of Chengdu Co. Ltd., A	Banks	400	946

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Bank of China Ltd., A	Banks	18,000	$9,272
	Bank of China Ltd., H	Banks	437,000	175,773
	Bank of Communications Co. Ltd., A	Banks	16,000	12,879
	Bank of Communications Co. Ltd., H	Banks	42,000	30,140
	Bank of Guiyang Co. Ltd., A	Banks	1,200	1,202
	Bank of Hangzhou Co. Ltd., A	Banks	2,400	5,327
	Bank of Jiangsu Co. Ltd., A	Banks	2,280	2,532
	Bank of Nanjing Co. Ltd., A	Banks	4,400	7,396
	Bank of Ningbo Co. Ltd., A	Banks	2,780	16,374
	Bank of Qingdao Co. Ltd., A	Banks	400	250
	Bank of Shanghai Co. Ltd., A	Banks	6,080	6,360
a	Bank of Zhengzhou Co. Ltd.	Banks	3,484	1,614
	Baoshan Iron & Steel Co. Ltd., A	Metals & Mining	7,200	7,656
	BBMG Corp., A	Construction Materials	2,400	1,157
	BBMG Corp., H	Construction Materials	16,000	2,595
a	BeiGene Ltd.	Biotechnology	3,800	58,809
	Beijing Capital Co. Ltd., A	Water Utilities	3,200	1,588
	Beijing Capital Development Co. Ltd., A	Real Estate Management & Development	800	832
a	Beijing Capital International Airport Co. Ltd.	Transportation Infrastructure	10,000	5,861
	Beijing Dabeinong Technology Group Co. Ltd.	Food Products	1,200	1,645
	Beijing E-Hualu Information Technology Co. Ltd., A	Software	400	1,328
	Beijing Easpring Material Technology Co. Ltd., A	Chemicals	200	2,369
	Beijing Enlight Media Co. Ltd.	Entertainment	1,200	1,550
	Beijing Enterprises Holdings Ltd.	Gas Utilities	3,000	9,519
a	Beijing Jetsen Technology Co. Ltd., A	Software	1,200	1,112
	Beijing Jingneng Clean Energy Co. Ltd., H	Independent Power and Renewable Electricity Producers	10,000	2,273
	Beijing Kingsoft Office Software Inc., A	Software	141	4,168
	Beijing New Building Materials PLC	Building Products	800	3,820
a	Beijing Orient National Communication Science &Technology Co. Ltd.	Software	400	713
	Beijing Originwater Technology Co. Ltd.	Commercial Services & Supplies	800	756
a	Beijing Sanju Environmental Protection and New Material Co. Ltd.	Chemicals	800	827
	Beijing Shiji Information Technology Co. Ltd.	Software	800	2,508
a	Beijing Shougang Co. Ltd.	Metals & Mining	2,000	1,638
	Beijing Shunxin Agriculture Co. Ltd., A	Beverages	400	1,472
	Beijing Sinnet Technology Co. Ltd., A	IT Services	800	1,671
	Beijing SL Pharmaceutical Co. Ltd.	Biotechnology	400	674
	Beijing Tiantan Biological Products Corp. Ltd., A	Biotechnology	440	1,711
a	Beijing Ultrapower Software Co. Ltd.	IT Services	800	583
	Beijing United Information Technology Co. Ltd., A	Trading Companies & Distributors	100	1,762
	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., A	Biotechnology	100	4,379
	Beijing Yanjing Brewery Co. Ltd.	Beverages	800	916
	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	100	2,024
	Beijing Zhong Ke San Huan High-Tech Co. Ltd.	Electronic Equipment, Instruments & Components	445	873

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Beijing-Shanghai High Speed Railway Co. Ltd.	Road & Rail	11,600	$8,735
	BGI Genomics Co. Ltd., A	Biotechnology	100	1,271
a	Bilibili Inc., Z	Entertainment	1,440	39,791
b	Blue Moon Group Holdings Ltd., 144A	Household Products	4,000	2,860
	Blue Sail Medical Co. Ltd., A	Health Care Equipment & Supplies	400	832
a	Bluefocus Intelligent Communications Group Co. Ltd.	Media	800	1,055
	Bluestar Adisseo Co., A	Chemicals	400	622
	BOC Hong Kong (Holdings) Ltd.	Banks	20,500	77,745
	BOC International China Co. Ltd., A	Capital Markets	400	844
	BOE Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	15,600	10,592
	BOE Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	5,600	2,524
	Boya Bio-pharmaceutical Group Co. Ltd., A	Biotechnology	400	1,855
	Bright Dairy & Food Co. Ltd., A	Food Products	400	721
a	BTG Hotels Group Co. Ltd., A	Hotels, Restaurants & Leisure	400	1,444
b	Budweiser Brewing Co. APAC Ltd., 144A	Beverages	9,600	25,559
	By-health Co. Ltd., A	Personal Products	800	2,683
	BYD Co. Ltd.	Automobiles	800	28,960
	BYD Co. Ltd., H	Automobiles	5,000	143,269
	BYD Electronic International Co. Ltd.	Communications Equipment	4,500	9,079
	C&S Paper Co. Ltd., A	Household Products	400	756
	Caitong Securities Co. Ltd., A	Capital Markets	400	534
	Camel Group Co. Ltd., A	Electrical Equipment	460	816
a,b,c	CanSino Biologics Inc., 144A, Reg S	Pharmaceuticals	400	6,431
a	CanSino Biologics Inc., A	Pharmaceuticals	26	951
	CECEP Solar Energy Co. Ltd.	Independent Power and Renewable Electricity Producers	1,200	1,656
	CECEP Wind-Power Corp	Independent Power and Renewable Electricity Producers	2,000	1,446
a	Central China Securities Co. Ltd., A	Capital Markets	1,200	875
a	Central China Securities Co. Ltd., H	Capital Markets	4,000	715
	CGN Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	3,200	1,376
b	CGN Power Co. Ltd., H, 144A	Independent Power and Renewable Electricity Producers	64,000	16,753
	Changchun High & New Technology Industry Group Inc.	Pharmaceuticals	200	5,288
	Changjiang Securities Co. Ltd.	Capital Markets	2,400	2,355
	Changzhou Xingyu Automotive LightingSystems Co. Ltd., A	Auto Components	100	2,047
	Chaozhou Three-Circle Group Co. Ltd., A	Electronic Equipment, Instruments & Components	800	3,527
	Chengdu Xingrong Environment Co. Ltd., A	Water Utilities	1,600	1,253
a	Chengxin Lithium Group Co. Ltd., A	Paper & Forest Products	400	3,203
	China Baoan Group Co. Ltd.	Industrial Conglomerates	1,200	2,115
	China Cinda Asset Management Co. Ltd., H	Capital Markets	52,000	8,898
	China CITIC Bank Corp. Ltd., A	Banks	4,400	3,528
	China CITIC Bank Corp. Ltd., H	Banks	54,000	27,374
	China Coal Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	2,000	2,549
	China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	12,000	9,025
	China Communications Services Corp. Ltd., H	Construction & Engineering	14,000	6,346
a	China Conch Environment Protection Holdings Ltd.	Commercial Services & Supplies	9,500	11,888
	China Conch Venture Holdings Ltd.	Construction & Engineering	9,500	27,779
	China Construction Bank Corp., A	Banks	4,000	3,963
	China Construction Bank Corp., H	Banks	537,000	403,878

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
a	China COSCO Holdings Co. Ltd., A	Marine	5,200	$12,697
a	China CSSC Holdings Ltd., A	Machinery	1,800	4,900
b,c	China East Education Holdings Ltd., 144A, Reg S	Diversified Consumer Services	2,000	1,167
a	China Eastern Airlines Corp. Ltd., A	Airlines	4,400	3,244
a	China Eastern Airlines Corp. Ltd., H	Airlines	8,000	2,697
a	China Energy Engineering Corp. Ltd.	Construction & Engineering	13,200	5,074
	China Everbright Bank Co. Ltd., A	Banks	17,200	8,941
	China Everbright Bank Co. Ltd., H	Banks	17,000	6,447
d	China Evergrande Group	Real Estate Management & Development	24,000	5,057
b,c	China Feihe Ltd., 144A, Reg S	Food Products	15,000	14,863
	China Galaxy Securities Co. Ltd., A	Capital Markets	800	1,254
	China Galaxy Securities Co. Ltd., H	Capital Markets	21,000	11,772
	China Great Wall Securities Co. Ltd., A	Capital Markets	800	1,200
	China Greatwall Technology Group Co. Ltd.	Technology Hardware, Storage & Peripherals	1,200	2,176
	China Hongqiao Group Ltd.	Metals & Mining	12,500	16,696
	China International Capital Corp. Ltd., A	Capital Markets	400	2,622
b	China International Capital Corp. Ltd., H, 144A	Capital Markets	8,500	18,972
	China International Marine Containers (Group) Co. Ltd., H	Machinery	2,800	4,584
	China International Marine Containers Group Co. Ltd.	Machinery	500	1,094
	China Jinmao Holdings Group Ltd.	Real Estate Management & Development	36,000	10,711
	China Jushi Co. Ltd., A	Construction Materials	1,771	4,252
	China Lesso Group Holdings Ltd.	Building Products	5,000	6,078
	China Life Insurance Co. Ltd., H	Insurance	43,000	66,108
a,b	China Literature Ltd., 144A	Media	2,400	10,006
	China Lodging Group Ltd., ADR	Hotels, Restaurants & Leisure	1,252	41,303
	China Longyuan Power Group Corp.	Independent Power and Renewable Electricity Producers	19,000	43,282
	China Medical System Holdings Ltd.	Pharmaceuticals	7,000	11,030
	China Meheco Co. Ltd., A	Trading Companies & Distributors	400	2,291
	China Meidong Auto Holdings Ltd.	Specialty Retail	2,000	7,661
	China Merchants Bank Co. Ltd., A	Banks	8,400	61,927
	China Merchants Bank Co. Ltd., H	Banks	22,000	172,906
	China Merchants Expressway Network & Technology Holdings Co. Ltd.	Transportation Infrastructure	400	492
	China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	8,000	14,506
	China Merchants Property Operation & Service Co. Ltd., A	Real Estate Management & Development	400	1,112
b	China Merchants Securities Co. Ltd., 144A	Capital Markets	2,400	2,832
	China Merchants Securities Co. Ltd., A	Capital Markets	3,020	6,884
	China Merchants Shekou Industrial Zone Holdings Co. Ltd., A	Real Estate Management & Development	2,800	6,687
	China Minmetals Rare Earth Co. Ltd., A	Metals & Mining	400	1,836
	China Minsheng Banking Corp. Ltd., A	Banks	14,000	8,425
	China Minsheng Banking Corp. Ltd., H	Banks	35,500	13,372
	China Molybdenum Co. Ltd., A	Metals & Mining	4,000	3,283
	China Molybdenum Co. Ltd., H	Metals & Mining	24,000	12,534
	China National Building Material Co. Ltd., H	Construction Materials	22,000	27,362
	China National Chemical Engineering Co. Ltd., A	Construction & Engineering	2,400	3,645
	China National Medicines Corp. Ltd., A	Health Care Providers & Services	400	1,848

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	China National Nuclear Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	6,600	$8,432
a	China Nonferrous Metal Industry’s Foreign Engineeringand Construction Co. Ltd.	Metals & Mining	800	581
	China Northern Rare Earth Group High-Tech Co. Ltd., A	Metals & Mining	1,600	9,762
	China Oilfield Services Ltd., A	Energy Equipment & Services	800	1,719
	China Oilfield Services Ltd., H	Energy Equipment & Services	10,000	10,254
	China Orient Securities Co. Ltd., A	Capital Markets	2,400	4,151
	China Overseas Land & Investment Ltd.	Real Estate Management & Development	22,000	65,876
	China Pacific Insurance Group Co. Ltd., A	Insurance	2,800	10,109
	China Pacific Insurance Group Co. Ltd., H	Insurance	15,200	37,110
	China Petroleum & Chemical Corp., A	Oil, Gas & Consumable Fuels	14,400	9,799
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	148,000	74,270
	China Railway Group Ltd., A	Construction & Engineering	8,800	8,359
	China Railway Group Ltd., H	Construction & Engineering	22,000	12,332
b,c	China Railway Signal & Communication Corp. Ltd., 144A, Reg S	Electronic Equipment, Instruments & Components	8,000	2,544
	China Railway Signal & Communication Corp. Ltd., A	Electronic Equipment, Instruments & Components	2,666	1,869
	China Reinsurance Group Corp., H	Insurance	37,000	3,402
	China Resources Cement Holdings Ltd.	Construction Materials	12,000	10,006
	China Resources Double Crane Pharmaceutical Co. Ltd., A	Pharmaceuticals	400	1,071
	China Resources Microelectronics Ltd., A	Semiconductors & Semiconductor Equipment	392	3,382
b	China Resources Mixc Lifestyle Services Ltd., 144A	Real Estate Management & Development	3,400	16,823
b	China Resources Pharmaceutical Group Ltd., 144A	Pharmaceuticals	10,000	5,210
	China Resources Power Holdings Co. Ltd.	Independent Power and Renewable Electricity Producers	11,300	21,268
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd.	Pharmaceuticals	400	2,858
	China Shenhua Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	2,800	13,131
	China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	19,500	62,498
	China Shipping Container Lines Co. Ltd., A	Trading Companies & Distributors	3,200	1,663
	China Shipping Development Co. Ltd., A	Oil, Gas & Consumable Fuels	2,000	2,016
	China South Publishing & Media Group Co. Ltd., A	Media	800	1,195
a	China Southern Airlines Co. Ltd., A	Airlines	4,400	4,290
a	China Southern Airlines Co. Ltd., H	Airlines	8,000	4,658
	China Southern Power Grid Energy Efficiency&Clean Energy Co. Ltd., A	Commercial Services & Supplies	1,200	1,267
	China State Construction Engineering Corp. Ltd., A	Construction & Engineering	16,800	14,397
	China Suntien Green Energy Corp. Ltd., H	Oil, Gas & Consumable Fuels	10,000	5,657
	China Taiping Insurance Holdings Co. Ltd.	Insurance	8,000	9,796
	China Three Gorges Renewables Group Co. Ltd., A	Independent Power and Renewable Electricity Producers	10,000	9,672
	China Tourism Group Duty Free Corp. Ltd., A	Specialty Retail	800	20,714
b,c	China Tower Corp. Ltd., H, 144A, Reg S	Diversified Telecommunication Services	272,000	30,564

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	China TransInfo Technology Co. Ltd.	IT Services	400	$674
a	China Travel International Investment Hong Kong Ltd.	Hotels, Restaurants & Leisure	16,000	3,044
	China United Network Communications Ltd., A	Wireless Telecommunication Services	11,600	6,524
	China Vanke Co. Ltd., A	Real Estate Management & Development	4,000	12,067
	China Vanke Co. Ltd., H	Real Estate Management & Development	11,200	25,371
	China World Trade Center Co. Ltd., A	Real Estate Management & Development	400	1,021
	China Yangtze Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	9,200	31,884
	China Zhenhua Group Science & Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	200	3,573
	China Zheshang Bank Co. Ltd., A	Banks	2,800	1,464
	Chinalin Securities Co. Ltd., A	Capital Markets	400	914
	Chinese Universe Publishing and Media Group Co. Ltd., A	Media	400	713
a	Chongqing Brewery Co. Ltd., A	Beverages	200	3,378
	Chongqing Changan Automobile Co. Ltd.	Automobiles	2,800	4,997
	Chongqing Changan Automobile Co. Ltd., B	Automobiles	7,260	2,818
	Chongqing Fuling Zhacai Group Co. Ltd., A	Food Products	400	2,048
	Chongqing Rural Commercial Bank Co. Ltd., A	Banks	2,000	1,254
	Chongqing Rural Commercial Bank Co. Ltd., H	Banks	13,000	5,113
	Chongqing Water Group Co. Ltd., A	Water Utilities	400	399
	Chongqing Zhifei Biological Products Co. Ltd.	Biotechnology	600	13,043
	Chow Tai Fook Jewellery Co. Ltd.	Specialty Retail	10,400	18,937
	CIFI Holdings Group Co. Ltd.	Real Estate Management & Development	22,000	12,950
a	CITIC Guoan Information Industry Co. Ltd.	Media	800	286
	Citic Pacific Ltd.	Industrial Conglomerates	28,000	31,141
	Citic Pacific Special Steel Group Co. Ltd., A	Metals & Mining	2,080	6,537
	CITIC Securities Co. Ltd., A	Capital Markets	4,995	16,445
	CITIC Securities Co. Ltd., H	Capital Markets	15,000	34,630
	CMST Development Co. Ltd., A	Air Freight & Logistics	400	337
	CNOOC Energy Technology & Services Ltd.	Energy Equipment & Services	2,800	1,160
	Contemporary Amperex Technology Co. Ltd.	Electrical Equipment	900	72,631
	COSCO SHIPPING Development Co. Ltd., H	Trading Companies & Distributors	24,000	4,873
	COSCO SHIPPING Energy Transportation Co. Ltd., H	Oil, Gas & Consumable Fuels	8,000	3,708
a	COSCO Shipping Holdings Co. Ltd.	Marine	18,950	33,054
	Country Garden Holdings Co. Ltd.	Real Estate Management & Development	45,000	34,649
	Country Garden Services Holdings Co. Ltd.	Commercial Services & Supplies	10,600	45,478
	CRRC Corp. Ltd., A	Machinery	10,400	8,847
	CRRC Corp. Ltd., H	Machinery	24,000	9,623
b	CSC Financial Co. Ltd., 144A	Capital Markets	5,000	4,737
	CSC Financial Co. Ltd., A	Capital Markets	2,000	7,334
	CSG Holding Co. Ltd.	Construction Materials	800	935
	CSG Holding Co. Ltd.	Construction Materials	6,101	2,275

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	CSPC Pharmaceutical Group Ltd.	Pharmaceuticals	48,000	$55,469
	Daan Gene Co. Ltd.	Biotechnology	612	1,798
a	Dada Nexus Ltd., ADR	Internet & Direct Marketing Retail	392	3,579
b	Dali Foods Group Co. Ltd., 144A	Food Products	12,500	6,560
	Daqin Railway Co. Ltd., A	Road & Rail	6,000	6,493
	Datang International Power Generation Co. Ltd., A	Independent Power and Renewable Electricity Producers	3,200	1,200
	Datang International Power Generation Co. Ltd., H	Independent Power and Renewable Electricity Producers	16,000	2,309
	DHC Software Co. Ltd.	IT Services	1,200	1,342
	Dian Diagnostics Group Co. Ltd.	Health Care Providers & Services	400	1,829
a	DiDi Global Inc., ADR	Road & Rail	14,400	36,000
	Digital China Information Service Co. Ltd.	IT Services	400	790
	Do-Fluoride Chemicals Co. Ltd., A	Chemicals	400	2,479
	Dong-E-E-Jiao Co. Ltd., A	Pharmaceuticals	400	2,136
	Dongfang Electric Corp. Ltd., A	Electrical Equipment	1,200	2,563
	Dongfang Electric Corp. Ltd., H	Electrical Equipment	2,000	2,240
	Dongfeng Motor Group Co. Ltd., H	Automobiles	16,000	12,034
	Dongguan Development Holdings Co. Ltd., A	Transportation Infrastructure	400	687
	Dongxing Securities Co. Ltd., A	Capital Markets	1,200	1,845
	East Group Co. Ltd., A	Electrical Equipment	400	491
	East Money Information Co. Ltd.	Capital Markets	4,240	16,925
	Easyhome New Retail Group Co. Ltd., A	Multiline Retail	1,200	843
	Ecovacs Robotics Co. Ltd., A	Household Durables	200	3,423
	ENN Ecological Holdings Co. Ltd., A	Gas Utilities	1,200	3,348
	ENN Energy Holdings Ltd.	Gas Utilities	4,300	64,516
a,b	ESR Cayman Ltd., 144A	Real Estate Management & Development	9,600	29,849
	Eternal Asia Supply Chain Management Ltd., A	Commercial Services & Supplies	1,000	770
	Eve Energy Co. Ltd.	Electrical Equipment	780	9,912
b	Everbright Securities Co. Ltd., 144A	Capital Markets	1,600	1,097
	Everbright Securities Co. Ltd., A	Capital Markets	1,600	3,140
a,b,d	Evergrande Property Services Group Ltd., 144A	Real Estate Management & Development	24,000	7,049
	Fangda Carbon New Material Co. Ltd.	Electrical Equipment	1,660	2,210
	Faw Jiefang Group Co. Ltd.	Automobiles	1,200	1,633
	Fiberhome Telecommunication Technologies Co. Ltd., A	Communications Equipment	400	953
a	FIH Mobile Ltd.	Electronic Equipment, Instruments & Components	20,000	2,758
	Financial Street Holdings Co. Ltd., A	Real Estate Management & Development	1,200	1,159
	First Capital Securities Co. Ltd.	Capital Markets	1,600	1,477
	Flat Glass Group Co Ltd., H	Semiconductors & Semiconductor Equipment	3,000	11,607
	Flat Glass Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	400	2,835
	Focus Media Information Technology Co. Ltd.	Media	6,200	5,967
	Foshan Haitian Flavouring & Food Co. Ltd.	Food Products	1,542	21,235
	Fosun International Ltd.	Industrial Conglomerates	13,000	14,160
	Founder Securities Co. Ltd., A	Capital Markets	3,400	3,610
	Foxconn Industrial Internet Co. Ltd., A	Electronic Equipment, Instruments & Components	5,200	8,314
	Fu Jian Anjoy Foods Co. Ltd., A	Food Products	100	1,738
	Fujian Funeng Co. Ltd., A	Independent Power and Renewable Electricity Producers	400	699
	Fujian Longking Co. Ltd., A	Machinery	400	669
a	Fujian Sunner Development Co. Ltd.	Food Products	400	1,249

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
a	Full Truck Alliance Co. Ltd., Sponsored ADR	Road & Rail	3,256	$21,718
	Fuyao Glass Industry Group Co. Ltd., A	Auto Components	800	4,484
b	Fuyao Group Glass Industries Co. Ltd., 144A	Auto Components	3,600	14,802
	Ganfeng Lithium Co. Ltd.	Metals & Mining	500	9,897
b	Ganfeng Lithium Co. Ltd., H, 144A	Metals & Mining	1,000	14,301
a	GCL System Integration Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	1,600	905
	GD Power Development Co. Ltd., A	Independent Power and Renewable Electricity Producers	6,400	2,541
a	GDS Holdings Ltd., A	IT Services	5,200	26,527
	GEM Co. Ltd.	Metals & Mining	2,000	2,640
	Gemdale Corp., A	Real Estate Management & Development	2,000	4,499
a	Genscript Biotech Corp.	Life Sciences Tools & Services	6,000	19,230
	GF Securities Co. Ltd.	Capital Markets	2,500	6,923
	GF Securities Co. Ltd., H	Capital Markets	9,200	13,063
	Gigadevice Semiconductor Beijing Inc., A	Semiconductors & Semiconductor Equipment	300	6,665
	Ginlong Technologies Co. Ltd., A	Electrical Equipment	100	3,302
	Glarun Technology Co. Ltd., A	Communications Equipment	400	1,006
	GoerTek Inc.	Electronic Equipment, Instruments & Components	1,600	8,670
a	GOME Retail Holdings Ltd.	Specialty Retail	68,000	4,255
	Gongniu Group Co. Ltd., A	Electrical Equipment	100	2,023
a	Grandjoy Holdings Group Co. Ltd., A	Real Estate Management & Development	800	591
	Great Wall Motor Co. Ltd., A	Automobiles	1,200	5,179
	Great Wall Motor Co. Ltd., H	Automobiles	18,000	28,868
	Greattown Holdings Ltd., A	Real Estate Management & Development	400	267
	Greendland Holdings Corp. Ltd., A	Real Estate Management & Development	2,905	2,467
	Greentown China Holdings Ltd.	Real Estate Management & Development	4,500	8,228
	GRG Banking Equipment Co. Ltd.	Technology Hardware, Storage & Peripherals	800	1,340
	Guangdong Baolihua New Energy Stock Co. Ltd.	Independent Power and Renewable Electricity Producers	1,200	915
	Guangdong Electric Power Development Co. Ltd., A	Independent Power and Renewable Electricity Producers	1,200	904
	Guangdong Electric Power Development Co. Ltd., B	Independent Power and Renewable Electricity Producers	3,600	970
a	Guangdong Golden Dragon Development Inc.	Capital Markets	400	943
	Guangdong Haid Group Co. Ltd.	Food Products	800	6,919
a	Guangdong HEC Technology Holding Co. Ltd., A	Metals & Mining	800	925
	Guangdong Kinlong Hardware Products Co. Ltd.	Building Products	100	1,690
a	Guangdong LY Intelligent Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	3,200	2,561
	Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	Household Durables	400	1,051
a	Guanghui Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	2,400	3,100
a	Guangshen Railway Co. Ltd., A	Road & Rail	3,600	1,214
a	Guangshen Railway Co. Ltd., H	Road & Rail	8,000	1,359
	Guangxi Guiguan Electric Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	1,200	1,008
	Guangxi Liugong Machinery Co. Ltd.	Machinery	500	511
	Guangxi Wuzhou Zhongheng Group Co. Ltd., A	Pharmaceuticals	2,000	1,093
	Guangzhou Automobile Group Co. Ltd., A	Automobiles	1,200	2,123
	Guangzhou Automobile Group Co. Ltd., H	Automobiles	18,000	15,032

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., A	Pharmaceuticals	400	$1,976
	Guangzhou Baiyunshan Pharmceutical Holdings Co. Ltd.	Pharmaceuticals	1,200	3,179
	Guangzhou Haige Communications Group Inc. Co.	Communications Equipment	800	1,289
	Guangzhou Kingmed Diagnostics Group Co. Ltd.	Health Care Providers & Services	200	2,314
	Guangzhou R&F Properties Co. Ltd., H	Real Estate Management & Development	9,600	3,408
	Guangzhou Shiyuan Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	100	1,010
	Guangzhou TInc.i Materials Technology Co. Ltd.	Chemicals	410	6,071
	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., A	Capital Markets	800	1,006
	Guangzhou Zhujiang Brewery Co. Ltd.	Beverages	400	485
	Guizhou Panjiang Refined Coal Co. Ltd., A	Oil, Gas & Consumable Fuels	800	1,085
a	Guizhou Xinbang Pharmaceutical Co. Ltd.	Pharmaceuticals	400	409
	Guolian Securities Co. Ltd., A	Capital Markets	800	1,663
	Guosen Securities Co. Ltd.	Capital Markets	1,800	2,818
a	Guosheng Financial Holding Inc.	Electrical Equipment	400	573
a,b	Guotai Junan Securities Co. Ltd., 144A	Capital Markets	4,000	5,404
	Guotai Junan Securities Co. Ltd., A	Capital Markets	3,200	7,919
a	Guoxuan High-Tech Co. Ltd.	Electrical Equipment	800	4,336
	Guoyuan Securities Co. Ltd.	Capital Markets	2,120	2,388
b,c	Haidilao International Holding Ltd., 144A, Reg S	Hotels, Restaurants & Leisure	6,200	12,160
	Haier Smart Home Co. Ltd., A	Household Durables	2,400	8,733
	Haier Smart Home Co. Ltd., H	Household Durables	13,600	44,196
	Haisco Pharmaceutical Group Co. Ltd.	Pharmaceuticals	400	1,005
	Haitian International Holdings Ltd.	Machinery	3,000	7,796
	Haitong Securities Co. Ltd., A	Capital Markets	3,600	5,841
	Haitong Securities Co. Ltd., H	Capital Markets	19,200	14,661
	Han’s Laser Technology Industry Group Co. Ltd., A	Machinery	400	2,417
a	Hang Zhou Great Star Industrial Co. Ltd.	Household Durables	400	1,037
	Hangzhou Binjiang Real Estate Group Co. Ltd.	Real Estate Management & Development	800	865
	Hangzhou Chang Chuan Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	400	2,307
	Hangzhou First Applied Material Co. Ltd., A	Semiconductors & Semiconductor Equipment	160	2,860
	Hangzhou Oxygen Plant Group Co. Ltd.	Machinery	400	1,807
	Hangzhou Robam Appliances Co. Ltd., A	Household Durables	400	1,839
	Hangzhou Shunwang Technology Co. Ltd.	Entertainment	400	820
	Hangzhou Silan Microelectronics Co. Ltd., A	Semiconductors & Semiconductor Equipment	600	4,584
	Hangzhou Tigermed Consulting Co. Ltd.	Life Sciences Tools & Services	300	5,085
b,c	Hangzhou Tigermed Consulting Co. Ltd., H, 144A, Reg S	Life Sciences Tools & Services	700	8,527
b	Hansoh Pharmaceutical Group Co. Ltd., 144A	Pharmaceuticals	6,000	10,052
	Haohua Chemical Science & Technology Co. Ltd., A	Chemicals	400	2,377
	Hefei Meiya Optoelectronic Technology Inc.	Machinery	400	1,687
	Heilongjiang Agriculture Co. Ltd., A	Food Products	800	1,908
	Hello Group Inc., ADR	Interactive Media & Services	928	5,364
	Henan Shuanghui Investment & Development Co. Ltd.	Food Products	1,300	5,951
	Hengan International Group Co. Ltd.	Personal Products	4,000	18,490
	Hengdian Group DMEGC Magnetics Co. Ltd.	Electronic Equipment, Instruments & Components	800	1,705
	Hengli Petrochemical Co. Ltd., A	Chemicals	1,360	4,454
a	HengTen Networks Group Ltd.	Internet & Direct Marketing Retail	16,000	4,331
	Hengtong Optic-electric Co. Ltd., A	Communications Equipment	800	1,634

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Hengyi Petrochemical Co. Ltd., A	Chemicals	1,200	$1,607
	Hesteel Co. Ltd.	Metals & Mining	5,200	1,950
	Hithink RoyalFlush Information Network Co. Ltd., A	Capital Markets	200	3,018
a	Holitech Technology Co. Ltd.	Electronic Equipment, Instruments & Components	800	411
	Hongfa Technology Co. Ltd., A	Electrical Equipment	400	2,976
	Hongta Securities Co. Ltd., A	Capital Markets	400	654
	Hopson Development Holdings Ltd.	Real Estate Management & Development	3,870	7,363
	Hoshine Silicon Industry Co. Ltd., A	Chemicals	200	3,297
a,b	Hua Hong Semiconductor Ltd., 144A	Semiconductors & Semiconductor Equipment	2,000	8,504
	Huadian Power International Corp. Ltd., A	Independent Power and Renewable Electricity Producers	2,000	1,115
	Huadian Power International Corp. Ltd., H	Independent Power and Renewable Electricity Producers	10,000	3,077
	Huadong Medicine Co. Ltd., A	Health Care Providers & Services	800	4,212
	Huafa Industrial Co. Ltd. Zhuhai, A	Real Estate Management & Development	800	911
	Huafon Chemical Co. Ltd.	Chemicals	1,600	2,296
	Huagong Tech Co. Ltd.	Electronic Equipment, Instruments & Components	400	1,271
	Huaibei Mining Holdings Co. Ltd., A	Metals & Mining	800	1,989
	Hualan Biological Engineering Inc.	Biotechnology	800	2,560
	Huaneng Power International Inc., A	Independent Power and Renewable Electricity Producers	3,200	3,483
	Huaneng Power International Inc., H	Independent Power and Renewable Electricity Producers	24,000	10,266
	Huapont Life Sciences Co. Ltd.	Chemicals	1,200	1,159
b	Huatai Securities Co. Ltd., 144A	Capital Markets	9,200	14,168
	Huatai Securities Co. Ltd., A	Capital Markets	3,000	7,032
	Huaxi Securities Co. Ltd.	Capital Markets	800	1,057
	Huaxia Bank Co. Ltd., A	Banks	5,600	4,905
	Huaxin Cement Co. Ltd., A	Construction Materials	400	1,245
a	Huaxin Cement Co. Ltd., H	Construction Materials	1,500	2,601
	Huayu Automotive Systems Co. Ltd.	Auto Components	1,200	3,771
	Hubei Biocause Pharmaceutical Co. Ltd.	Insurance	800	399
	Hubei Energy Group Co. Ltd.	Independent Power and Renewable Electricity Producers	2,400	1,622
	Hubei Xingfa Chemicals Group Co. Ltd., A	Chemicals	400	2,094
	Hubei Xinyangfeng Fertilizer Co. Ltd.	Chemicals	400	1,082
	Huizhou Desay Sv Automotive Co. Ltd.	Household Durables	200	3,989
	Humanwell Healthcare Group Co. Ltd., A	Pharmaceuticals	800	2,174
a	Hunan Gold Corp. Ltd.	Metals & Mining	400	669
	Hunan Valin Steel Co. Ltd., A	Metals & Mining	2,800	2,426
	Hundsun Technologies Inc., A	Software	520	3,642
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia	Oil, Gas & Consumable Fuels	400	1,093
a	HUTCHMED China Ltd.	Biotechnology	3,000	11,530
b	Hygeia Healthcare Holdings Co. Ltd., 144A	Health Care Providers & Services	2,000	7,802
	Hytera Communications Corp. Ltd., A	Communications Equipment	400	337
a	I-Mab, ADR	Biotechnology	144	2,339
	Iflytek Co. Ltd.	Software	900	6,602
	Imeik Technology Development Co. Ltd., A	Biotechnology	100	7,483
	Industrial and Commercial Bank of China Ltd.	Banks	30,400	22,843
	Industrial and Commercial Bank of China Ltd., H	Banks	453,000	278,230
	Industrial Bank Co. Ltd., A	Banks	8,400	27,351
	Industrial Securities Co. Ltd., A	Capital Markets	2,800	3,387

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Ingenic Semiconductor Co. Ltd., A	Semiconductors & Semiconductor Equipment	200	$2,882
	Inmyshow Digital Technology Group Co. Ltd.	Media	800	1,156
a	Inner Mongolia BaoTou Steel Union Co. Ltd., A	Metals & Mining	15,200	5,340
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., A	Chemicals	3,200	2,314
	Inner Mongolia Yili Industrial Group Co. Ltd., A	Food Products	2,500	14,528
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	6,400	6,950
a,b	Innovent Biologics Inc., 144A	Biotechnology	7,500	25,810
	Inspur Electronic Information Industry Co. Ltd.	Technology Hardware, Storage & Peripherals	400	1,711
	Intco Medical Technology Co. Ltd.	Health Care Equipment & Supplies	150	1,093
a,e	Iqiyi Inc., ADR	Entertainment	1,830	8,308
	JA Solar Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	600	7,437
	Jafron Biomedical Co. Ltd., A	Health Care Equipment & Supplies	400	2,860
	Jason Furniture Hangzhou Co. Ltd., A	Household Durables	200	1,932
a,b	JD Health International Inc., 144A	Internet & Direct Marketing Retail	4,200	25,796
a,b	JD Logistics Inc., 144A	Air Freight & Logistics	10,000	24,695
a	JD.com Inc., A	Internet & Direct Marketing Retail	9,052	270,471
	Jiajiayue Group Co. Ltd., A	Food & Staples Retailing	400	807
	Jiangsu Changjiang Electronics Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	800	3,098
	Jiangsu Eastern Shenghong Co. Ltd.	Chemicals	1,600	3,579
	Jiangsu Expressway Co. Ltd., A	Transportation Infrastructure	400	530
	Jiangsu Expressway Co. Ltd., H	Transportation Infrastructure	8,000	8,377
	Jiangsu Hengli Hydraulic Co. Ltd., A	Machinery	496	4,067
	Jiangsu Hengrui Medicine Co. Ltd., A	Pharmaceuticals	2,632	15,266
	Jiangsu King’s Luck Brewery JSC Ltd	Beverages	500	3,316
	Jiangsu Linyang Energy Co. Ltd., A	Electrical Equipment	800	1,088
	Jiangsu Yanghe Brewery JST Co. Ltd., A	Beverages	600	12,819
	Jiangsu Yangnong Chemical Co. Ltd., A	Chemicals	100	1,902
	Jiangsu Yoke Technology Co. Ltd., A	Chemicals	400	3,229
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd.	Health Care Equipment & Supplies	400	1,754
	Jiangsu Zhangjiagang Rural Commercial Bank Co. Ltd.	Banks	400	393
	Jiangsu Zhongnan Construction Group Co. Ltd.	Real Estate Management & Development	2,000	1,380
	Jiangsu Zhongtian Technology Co. Ltd., A	Electrical Equipment	1,200	3,214
	Jiangxi Copper Co. Ltd., A	Metals & Mining	800	2,430
	Jiangxi Copper Co. Ltd., H	Metals & Mining	7,000	11,745
a	Jiangxi Special Electric Motor Co. Ltd., A	Electrical Equipment	800	2,546
	Jiangxi Zhengbang Technology Co. Ltd., A	Food Products	800	972
	Jilin Aodong Pharmaceutical Group Co. Ltd.	Pharmaceuticals	400	1,116
	Jinke Properties Group Co. Ltd.	Real Estate Management & Development	2,800	2,166
	Jinke Smart Services Group Co. Ltd., H	Real Estate Management & Development	1,600	5,782
a,b,c	Jinxin Fertility Group Ltd., 144A, Reg S	Health Care Providers & Services	8,500	6,545
	JiuGui Liquor Co. Ltd., A	Beverages	100	2,330
b	Jiumaojiu International Holdings Ltd., 144A	Hotels, Restaurants & Leisure	4,000	8,581
	Jizhong Energy Resources Co. Ltd., A	Oil, Gas & Consumable Fuels	1,200	1,333

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	JoInc.are Pharmaceutical Group Industry Co. Ltd., A	Pharmaceuticals	800	$1,543
	Joinn Laboratories China Co. Ltd., A	Life Sciences Tools & Services	100	1,813
b	Joinn Laboratories China Co. Ltd., H, 144A	Life Sciences Tools & Services	400	3,700
	Jointo Energy Investment Co. Ltd.	Independent Power and Renewable Electricity Producers	400	258
	Jointown Pharmaceutical Group Co. Ltd., A	Health Care Providers & Services	800	1,674
	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., A	Food Products	400	1,774
	Joyoung Co. Ltd.	Household Durables	400	1,029
	JOYY Inc., ADR	Interactive Media & Services	316	11,607
	Juewei Food Co. Ltd., A	Food Products	100	664
	Juneyao Airlines Co. Ltd., A	Airlines	400	862
	Kaishan Group Co. Ltd., A	Machinery	400	890
a	Kanzhun Ltd., ADR	Interactive Media & Services	1,680	41,849
a	KE Holdings Inc., ADR	Real Estate Management & Development	1,352	16,724
	Keda Industrial Group Co. Ltd.	Machinery	800	2,270
	Kerry Logistics Network Ltd.	Air Freight & Logistics	1,000	2,293
	Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	4,000	19,460
a	Kingdee International Software Group Co. Ltd.	Software	15,000	33,366
	Kingfa Sci & Tech Co. Ltd., A	Chemicals	1,200	1,841
a	Kingsoft Cloud Holdings Ltd., ADR	IT Services	561	3,405
	Kingsoft Corp. Ltd.	Software	5,000	16,217
a,b	Kuaishou Technology, 144A, B	Interactive Media & Services	9,200	87,167
a	Kuang-Chi Technologies Co. Ltd.	Auto Components	800	2,164
	Kunlun Tech Co. Ltd.	Entertainment	400	1,061
	Kweichow Moutai Co. Ltd., A	Beverages	500	135,395
	KWG Group Holdings Ltd.	Real Estate Management & Development	8,000	3,310
	Lakala Payment Co. Ltd., A	IT Services	400	1,491
	Lao Feng Xiang Co. Ltd., B	Textiles, Apparel & Luxury Goods	1,200	4,003
	Laobaixing Pharmacy Chain JSC	Food & Staples Retailing	100	570
	Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products	8,000	4,178
b,d	Legend Holdings Corp., 144A	Technology Hardware, Storage & Peripherals	3,000	3,777
	Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals	42,000	45,693
	Lens Technology Co. Ltd.	Electronic Equipment, Instruments & Components	2,000	3,677
	Leo Group Co. Ltd.	Media	2,400	790
	Lepu Medical Technology Beijing Co. Ltd.	Health Care Equipment & Supplies	800	2,542
	Levima Advanced Materials Corp., A	Chemicals	400	1,618
	Leyard Optoelectronic Co. Ltd.	Electronic Equipment, Instruments & Components	800	899
a	Li Auto Inc., ADR	Automobiles	2,364	61,015
	Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	13,000	112,215
	LianChuang Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	400	936
	Lianhe Chemical Technology Co. Ltd.	Chemicals	400	859
	Liaoning Port Co. Ltd., A	Transportation Infrastructure	7,600	2,059
	Liuzhou Iron & Steel Co. Ltd., A	Metals & Mining	400	315
	Livzon Pharmaceutical Group Inc.	Pharmaceuticals	400	2,426
	Livzon Pharmaceutical Group Inc., H	Pharmaceuticals	900	3,235
	Logan Group Co. Ltd.	Real Estate Management & Development	6,000	1,709
	Lomon Billions Group Co. Ltd.	Chemicals	1,000	3,644
b,c	Longfor Group Holdings Ltd., 144A, Reg S	Real Estate Management & Development	10,660	54,856
	LONGi Green Energy Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	2,180	24,791

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Longshine Technology Group Co. Ltd., A	Software	400	$1,752
	Luenmei Quantum Co. Ltd., A	Water Utilities	800	901
a	Lufax Holding Ltd., ADR	Consumer Finance	3,168	17,646
	Luolai Lifestyle Technology Co. Ltd., A	Textiles, Apparel & Luxury Goods	400	817
	Luxi Chemical Group Co. Ltd., A	Chemicals	800	2,258
	Luxshare Precision Industry Co. Ltd., A	Electronic Equipment, Instruments & Components	2,800	13,982
a,b	Luye Pharma Group Ltd., 144A	Pharmaceuticals	10,500	4,022
	Luzhou Laojiao Co. Ltd., A	Beverages	600	17,569
	Maanshan Iron & Steel Co. Ltd., A	Metals & Mining	2,000	1,248
	Maanshan Iron & Steel Co. Ltd., H	Metals & Mining	4,000	1,609
	Mango Excellent Media Co. Ltd.	Entertainment	640	3,141
	Maxscend Microelectronics Co. Ltd., A	Electronic Equipment, Instruments & Components	100	3,307
a	Meinian Onehealth Healthcare Holdings Co. Ltd.	Health Care Providers & Services	1,720	1,596
a,b	Meituan Dianping, 144A	Internet & Direct Marketing Retail	22,300	443,073
	Metallurgical Corp. of China Ltd.	Construction & Engineering	17,000	4,602
	Metallurgical Corp. of China Ltd., A	Construction & Engineering	6,400	3,781
	Microport Scientific Corp.	Health Care Equipment & Supplies	2,900	6,584
	Ming Yang Smart Energy Group Ltd., A	Electrical Equipment	800	2,794
	Ming Yuan Cloud Group Holdings Ltd.	Software	4,000	5,506
	MINISO Group Holding Ltd., ADR	Multiline Retail	416	3,245
	Minth Group Ltd.	Auto Components	4,000	9,868
a	MMG Ltd.	Metals & Mining	16,000	6,456
	Montage Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	339	3,594
a	Montnets Rongxin Technology Group Co. Ltd.	Software	400	780
	Muyuan Foods Co. Ltd.	Food Products	2,096	18,774
	NanJi E-Commerce Co. Ltd.	Media	800	686
	Nanjing Hanrui Cobalt Co. Ltd., A	Metals & Mining	100	998
	Nanjing Iron & Steel Co. Ltd., A	Metals & Mining	1,600	910
	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	Pharmaceuticals	400	1,977
	Nanjing Securities Co. Ltd., A	Capital Markets	1,200	1,554
	Nanyang Topsec Technologies Group Inc., A	Electrical Equipment	400	713
	Nari Technology Development Co. Ltd., A	Electrical Equipment	2,400	11,905
a	National Silicon Industry Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	712	2,460
	NAURA Technology Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	200	8,632
a	NavInfo Co. Ltd.	Household Durables	800	1,761
	NetEase Inc.	Entertainment	8,700	159,749
	New China Life Insurance Co. Ltd., A	Insurance	800	4,452
	New China Life Insurance Co. Ltd., H	Insurance	5,600	15,660
a	New Hope Liuhe Co. Ltd.	Food Products	2,000	5,350
a	New Oriental Education & Technology Group Inc., ADR	Diversified Consumer Services	7,916	9,103
	Newland Digital Technology Co. Ltd.	Software	400	1,061
	Nexteer Automotive Group Ltd.	Auto Components	5,000	3,192
	Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	9,000	7,861
	Ninestar Corp.	Technology Hardware, Storage & Peripherals	400	2,693
	Ningbo Deye Technology Co. Ltd., A	Machinery	100	3,353
	Ningbo Joyson Electronic Corp.	Auto Components	500	1,113
	Ningbo Orient Wires & Cables Co. Ltd., A	Electrical Equipment	300	2,436
	Ningbo Sanxing Medical Electric Co. Ltd., A	Electrical Equipment	400	691
	Ningbo Shanshan Co. Ltd., A	Chemicals	800	3,519
	Ningbo Tuopu Group Co. Ltd., A	Auto Components	400	3,579
	Ningbo Zhoushan Port Co. Ltd., A	Transportation Infrastructure	3,600	2,229
	Ningxia Baofeng Energy Group Co. Ltd., A	Chemicals	1,200	2,809
a	NIO Inc., ADR	Automobiles	7,468	157,201
b	Nongfu Spring Co. Ltd., H, 144A	Beverages	10,000	53,311

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	North Huajin Chemical Industries Co. Ltd.	Chemicals	400	$394
a	North Industries Group Red Arrow Co. Ltd., A	Machinery	400	1,418
	Northeast Securities Co. Ltd.	Capital Markets	800	975
	NSFOCUS Information Technology Co. Ltd.	Software	400	775
a	Oceanwide Holdings Co. Ltd.	Diversified Financial Services	800	248
a	Offcn Education Technology Co. Ltd., A	Diversified Consumer Services	800	707
	Offshore Oil Engineering Co. Ltd., A	Energy Equipment & Services	2,000	1,348
a	OFILM Group Co. Ltd.	Electronic Equipment, Instruments & Components	1,600	1,795
	Oppein Home Group Inc., A	Household Durables	100	1,843
	ORG Technology Co. Ltd.	Containers & Packaging	800	625
b	Orient Securities Co. Ltd. of China, 144A	Capital Markets	4,000	2,620
	Oriental Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	800	1,157
a	Ourpalm Co. Ltd.	Entertainment	1,600	917
	Ovctek China Inc., A	Health Care Equipment & Supplies	400	2,302
a	Pangang Group Vanadium Titanium & Resources Co. Ltd., A	Metals & Mining	2,800	1,650
	People.cn Co. Ltd.	Media	400	693
	Perfect World Co. Ltd.	Entertainment	400	810
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	118,000	61,174
	Pharmaron Beijing Co. Ltd., A	Life Sciences Tools & Services	100	1,859
b,c	Pharmaron Beijing Co. Ltd., H, 144A, Reg S	Life Sciences Tools & Services	800	9,750
	PICC Property and Casualty Co. Ltd., H	Insurance	38,000	38,915
a	Pinduoduo Inc., ADR	Internet & Direct Marketing Retail	2,144	85,996
	Ping An Bank Co. Ltd., A	Banks	8,000	19,382
a,b,c	Ping An Healthcare and Technology Co. Ltd., 144A, Reg S	Health Care Technology	2,200	5,787
	Ping An Insurance Group Co. of China Ltd., A	Insurance	4,400	33,582
	Ping An Insurance Group Co. of China Ltd., H	Insurance	34,500	245,157
	Pingdingshan Tianan Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	800	2,157
	Poly Developments and Holdings Group Co. Ltd., A	Real Estate Management & Development	4,800	13,384
	Poly Property Services Co. Ltd., H	Real Estate Management & Development	800	5,792
b	Pop Mart International Group Ltd., 144A	Specialty Retail	4,000	17,570
b	Postal Savings Bank of China Co. Ltd., 144A	Banks	54,000	43,785
	Postal Savings Bank of China Co. Ltd., A	Banks	8,400	7,132
	Power Construction Corp. of China Ltd.	Construction & Engineering	4,400	5,053
	Proya Cosmetics Co. Ltd.	Personal Products	100	2,970
	Qingdao Port International Co. Ltd., A	Transportation Infrastructure	400	350
	Qingdao TGOOD Electric Co. Ltd.	Electrical Equipment	400	1,177
	Qinhuangdao Port Co. Ltd., A	Transportation Infrastructure	800	349
	Raytron Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	126	894
a,b	Red Star Macalline Group Corp. Ltd., 144A	Real Estate Management & Development	4,000	1,798
a	Red Star Macalline Group Corp. Ltd., A	Real Estate Management & Development	420	537
a,b	Remegen Co. Ltd., H, 144A	Biotechnology	1,000	5,938
	RiseSun Real Estate Development Co. Ltd.	Real Estate Management & Development	1,200	843
a	RLX Technology Inc., ADR	Tobacco	4,372	7,826
	Rongsheng Petro Chemical Co. Ltd.	Chemicals	1,350	3,041

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	SAIC Motor Corp Ltd	Automobiles	4,000	$10,712
	Sailun Group Co. Ltd., A	Auto Components	1,200	1,864
	Sangfor Technologies Inc.	Software	100	1,757
	Sansteel Minguang Co. Ltd.	Metals & Mining	800	902
	Sany Heavy Industry Co. Ltd., A	Machinery	3,600	9,936
	SDIC Capital Co. Ltd., A	Capital Markets	2,012	2,234
	SDIC Power Holdings Co. Ltd., A	Independent Power and Renewable Electricity Producers	2,800	4,120
	Sealand Securities Co. Ltd.	Capital Markets	1,380	813
	Seazen Group Ltd.	Real Estate Management & Development	10,000	5,389
	Seazen Holdings Co. Ltd., A	Real Estate Management & Development	900	4,561
	SF Holding Co. Ltd.	Air Freight & Logistics	2,000	14,398
	SG Micro Corp., A	Semiconductors & Semiconductor Equipment	100	5,144
	Shaanxi Coal Industry Co. Ltd.	Oil, Gas & Consumable Fuels	2,800	7,256
	Shaanxi International Trust Co. Ltd.	Capital Markets	800	398
	Shandong Chenming Paper Holdings Ltd., A	Paper & Forest Products	800	807
	Shandong Chenming Paper Holdings Ltd., B	Paper & Forest Products	4,000	1,517
	Shandong Chenming Paper Holdings Ltd., H	Paper & Forest Products	3,000	1,191
	Shandong Denghai Seeds Co. Ltd.	Food Products	400	1,504
b	Shandong Gold Mining Co. Ltd., 144A	Metals & Mining	4,000	7,999
	Shandong Gold Mining Co. Ltd., A	Metals & Mining	1,600	5,419
	Shandong Hi-speed Co. Ltd., A	Transportation Infrastructure	1,200	1,021
	Shandong Himile Mechanical Science & Technology Co. Ltd.	Machinery	400	1,218
	Shandong Hualu Hengsheng Chemical Co. Ltd., A	Chemicals	800	4,105
	Shandong Humon Smelting Co. Ltd.	Metals & Mining	400	675
	Shandong Linglong Tyre Co. Ltd., A	Auto Components	400	1,391
	Shandong Nanshan Aluminum Co. Ltd., A	Metals & Mining	5,600	3,590
	Shandong Pharmaceutical Glass Co. Ltd., A	Health Care Equipment & Supplies	400	1,671
	Shandong Publishing & Media Co. Ltd., A	Media	800	815
	Shandong Shida Shenghua Chemical Group Co. Ltd., A	Chemicals	100	2,320
	Shandong Sun Paper Industry JSC Ltd., A	Paper & Forest Products	800	1,437
	Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	13,400	14,356
a	Shanghai 2345 Network Holding Group Co. Ltd.	Software	1,200	431
	Shanghai AJ Group Co. Ltd., A	Diversified Financial Services	400	415
	Shanghai Bailian Group Co. Ltd., B	Food & Staples Retailing	1,600	1,198
	Shanghai Bairun Investment Holding Group Co. Ltd.	Beverages	280	1,589
	Shanghai Baosight Software Co. Ltd., A	Software	400	3,072
	Shanghai Baosight Software Co. Ltd., B	Software	2,240	9,117
	Shanghai Construction Group Co. Ltd., A	Construction & Engineering	2,800	1,438
	Shanghai Dazhong Public Utilities Group Co. Ltd., A	Gas Utilities	800	444
	Shanghai Electric Group Co. Ltd., A	Electrical Equipment	4,400	2,800
	Shanghai Electric Group Co. Ltd., H	Electrical Equipment	16,000	4,209
	Shanghai Electric Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	1,200	1,834
	Shanghai Environment Group Co. Ltd., A	Commercial Services & Supplies	400	669

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Shanghai Fosun Pharmaceutical Group Co. Ltd., A	Pharmaceuticals	800	$6,721
	Shanghai Fosun Pharmaceutical Group Co. Ltd., H	Pharmaceuticals	3,000	14,672
	Shanghai Huayi Group Co. Ltd., B	Chemicals	800	570
a	Shanghai International Airport Co. Ltd., A	Transportation Infrastructure	800	6,200
	Shanghai International Port Group Co. Ltd., A	Transportation Infrastructure	4,000	3,447
	Shanghai Jahwa United Co. Ltd., A	Personal Products	400	2,173
	Shanghai Jinjiang International Hotels Co. Ltd.	Hotels, Restaurants & Leisure	800	1,597
	Shanghai Jinjiang International Hotels Co. Ltd., A	Hotels, Restaurants & Leisure	400	3,134
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., A	Real Estate Management & Development	400	939
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., B	Real Estate Management & Development	2,000	1,874
a,b	Shanghai Junshi Biosciences Co. Ltd., H, 144A	Biotechnology	1,000	7,112
	Shanghai Lingang Holdings Corp. Ltd.	Real Estate Management & Development	920	2,043
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., A	Real Estate Management & Development	800	1,468
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., B	Real Estate Management & Development	6,880	6,440
	Shanghai M&G Stationery Inc., A	Commercial Services & Supplies	400	3,080
	Shanghai Mechanical and Electrical Industry Co. Ltd., A	Machinery	400	820
	Shanghai Mechanical and Electrical Industry Co. Ltd., B	Machinery	1,600	1,976
	Shanghai Pharmaceuticals Holding Co. Ltd., A	Health Care Providers & Services	800	3,089
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	5,000	9,641
	Shanghai Pudong Development Bank Co. Ltd., A	Banks	12,000	15,123
	Shanghai Putailai New Energy Technology Co. Ltd., A	Chemicals	320	7,084
	Shanghai RAAS Blood Products Co. Ltd., A	Biotechnology	2,000	1,887
	Shanghai Shibei Hi-Tech Co. Ltd., B	Real Estate Management & Development	3,600	1,037
	Shanghai Shimao Co. Ltd., A	Real Estate Management & Development	1,600	945
	Shanghai Tunnel Engineering Co. Ltd., A	Construction & Engineering	1,600	1,336
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd.	Trading Companies & Distributors	1,600	1,483
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., A	Specialty Retail	1,600	2,563
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., A	Real Estate Management & Development	800	1,726
a	Shanghai Zhenhua Port Machinery Co. Ltd., B	Machinery	4,400	1,096
a	Shangri-La Asia Ltd.	Hotels, Restaurants & Leisure	4,000	3,146
	Shanxi Lu’an Environmental Energy Development Co. Ltd., A	Oil, Gas & Consumable Fuels	1,200	3,138
a	Shanxi Meijin Energy Co. Ltd., A	Metals & Mining	1,600	3,229
	Shanxi Securities Co. Ltd.	Capital Markets	920	820
	Shanxi Taigang Stainless Steel Co. Ltd., A	Metals & Mining	2,400	2,533
	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., A	Beverages	500	20,077
	Shanxi Xishan Coal & Electricity Power Co. Ltd.	Oil, Gas & Consumable Fuels	1,380	2,700
	Shanying International Holding Co. Ltd., A	Paper & Forest Products	1,200	571
	Shenghe Resources Holding Co. Ltd., A	Metals & Mining	800	2,139
	Shengyi Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	800	2,031
	Shenwan Hongyuan Group Co. Ltd.	Capital Markets	9,600	6,624
b,c	Shenwan Hongyuan Group Co. Ltd., 144A, Reg S	Capital Markets	9,600	2,145
	Shenzhen Accord Pharmaceutical Co. Ltd., B	Health Care Providers & Services	400	908
	Shenzhen Agricultural Products Group Co. Ltd.	Food & Staples Retailing	400	390

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
a	Shenzhen Airport Co. Ltd.	Transportation Infrastructure	800	$873
	Shenzhen Aisidi Co. Ltd.	Electronic Equipment, Instruments & Components	400	542
	Shenzhen Capchem Technology Co. Ltd., A	Chemicals	200	2,569
	Shenzhen Energy Group Co. Ltd.	Independent Power and Renewable Electricity Producers	2,080	2,107
	Shenzhen Everwin Precision Technology Co. Ltd.	Electronic Equipment, Instruments & Components	460	712
	Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	4,000	4,214
	Shenzhen Gas Corporation Ltd., A	Gas Utilities	1,200	1,348
	Shenzhen Goodix Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	100	1,117
b	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., 144A	Pharmaceuticals	500	368
	Shenzhen Huaqiang Industry Co. Ltd.	Real Estate Management & Development	400	795
	Shenzhen Infogem Technologies Co. Ltd., A	Software	400	802
	Shenzhen Inovance Technology Co. Ltd.	Machinery	1,200	10,775
	Shenzhen International Holdings Ltd.	Transportation Infrastructure	5,000	5,286
	Shenzhen Investment Ltd.	Real Estate Management & Development	12,000	2,681
	Shenzhen Jinjia Group Co. Ltd.	Containers & Packaging	400	870
	Shenzhen Kaifa Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	400	715
	Shenzhen Kangtai Biological Products Co. Ltd.	Biotechnology	300	4,407
	Shenzhen Kingdom Sci-Tech Co. Ltd., A	Software	400	846
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A	Health Care Equipment & Supplies	500	24,200
a	Shenzhen MTC Co. Ltd.	Household Durables	2,400	1,380
	Shenzhen Overseas Chinese Town Co. Ltd.	Hotels, Restaurants & Leisure	2,800	3,246
a	Shenzhen Salubris Pharmaceuticals Co. Ltd.	Pharmaceuticals	400	1,384
	Shenzhen SC New Energy Technology Corp., A	Semiconductors & Semiconductor Equipment	100	1,156
	Shenzhen Sunway Communication Co. Ltd.	Communications Equipment	400	1,136
	Shenzhen Transsion Holdings Co. Ltd., A	Technology Hardware, Storage & Peripherals	246	3,705
	Shenzhen Yan Tian Port Holding Co. Ltd., A	Transportation Infrastructure	800	645
	Shenzhen YUTO Packaging Technology Co. Ltd.	Containers & Packaging	400	1,643
	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., A	Metals & Mining	1,200	837
	Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	4,300	57,543
a	Shijiazhuang Changshan BeiMing Technology Co. Ltd.	Textiles, Apparel & Luxury Goods	400	418
	Shijiazhuang Yiling Pharmaceutical Co. Ltd.	Pharmaceuticals	820	4,327
	Shimao Group Holdings Ltd.	Real Estate Management & Development	8,500	4,797
b	Shimao Services Holdings Ltd., 144A	Real Estate Management & Development	4,000	2,145
	Shui On Land Ltd.	Real Estate Management & Development	20,500	3,141
a	Siasun Robot & Automation Co. Ltd.	Machinery	400	575
	Sichuan Chuantou Energy Co Ltd., A	Independent Power and Renewable Electricity Producers	1,600	2,707
a	Sichuan Hebang Biotechnology Co. Ltd., A	Chemicals	4,000	2,212
	Sichuan Kelun Pharmaceutical Co. Ltd.	Pharmaceuticals	400	1,092
a	Sichuan New Energy Power Co. Ltd.	Trading Companies & Distributors	400	1,227

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Sichuan Road & Bridge Co. Ltd., A	Construction & Engineering	2,000	$3,292
	Sichuan Swellfun Co. Ltd., A	Beverages	200	2,595
	Sichuan Yahua Industrial Group Co. Ltd., A	Chemicals	400	1,818
	Sieyuan Electric Co. Ltd.	Electrical Equipment	400	2,067
	Silergy Corp.	Semiconductors & Semiconductor Equipment	360	43,097
	Sino-Ocean Land Holdings Ltd.	Real Estate Management & Development	16,000	3,412
	Sinolink Securities Co. Ltd., A	Capital Markets	1,200	1,815
	Sinoma International Engineering Co.	Construction & Engineering	800	1,207
	Sinoma Science & Technology Co. Ltd.	Chemicals	800	3,060
	Sinopec Engineering Group Co. Ltd.	Construction & Engineering	8,500	4,341
a	Sinopec Oilfield Service Corp.	Energy Equipment & Services	16,000	1,308
a	Sinopec Oilfield Service Corp., A	Energy Equipment & Services	1,200	374
	Sinopec Shanghai Petrochemical Co. Ltd., A	Chemicals	1,600	887
	Sinopec Shanghai Petrochemical Co. Ltd., H	Chemicals	20,000	4,163
	Sinopharm Group Co. Ltd., H	Health Care Providers & Services	7,200	16,438
	Sinotrans Ltd., A	Air Freight & Logistics	2,000	1,260
	Sinotrans Ltd., H	Air Freight & Logistics	12,000	3,754
	Sinotruk Hong Kong Ltd.	Machinery	4,000	6,129
	SITC International Holdings Co. Ltd.	Marine	7,000	24,804
	Skshu Paint Co. Ltd., A	Chemicals	100	1,396
	Skyworth Digital Co. Ltd., A	Communications Equipment	400	890
b	Smoore International Holdings Ltd., 144A	Tobacco	10,000	24,006
	Songcheng Performance Development Co. Ltd.	Hotels, Restaurants & Leisure	1,200	2,497
	SooChow Securities Co. Ltd., A	Capital Markets	2,086	2,461
	Southwest Securities Co. Ltd., A	Capital Markets	2,800	1,919
	StarPower Semiconductor Ltd., A	Semiconductors & Semiconductor Equipment	100	6,090
a	STO Express Co. Ltd.	Air Freight & Logistics	400	468
	Sun Art Retail Group Ltd.	Food & Staples Retailing	8,500	3,093
	Sunac China Holdings Ltd.	Real Estate Management & Development	18,000	10,527
a,b	Sunac Services Holdings Ltd., 144A	Real Estate Management & Development	4,000	2,477
	Sungrow Power Supply Co. Ltd.	Electrical Equipment	600	10,138
a	Suning Universal Co. Ltd.	Real Estate Management & Development	2,000	1,405
a	Suning.com Co. Ltd.	Specialty Retail	3,200	1,739
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	3,700	59,577
	Sunwoda Electronic Co. Ltd., A	Electrical Equipment	800	3,466
	Suofeiya Home Collection Co. Ltd.	Household Durables	400	1,212
	Suzhou Dongshan Precision Manufacturing Co. Ltd., A	Electronic Equipment, Instruments & Components	800	2,354
	Suzhou Gold Mantis Construction Decoration Co. Ltd.	Construction & Engineering	800	689
	Suzhou TA&A Ultra Clean Technology Co. Ltd., A	Chemicals	200	2,256
	Taiji Computer Corp. Ltd.	IT Services	400	1,341
a	TAL Education Group, ADR	Diversified Consumer Services	2,680	8,067
	Tangshan Jidong Cement Co. Ltd.	Construction Materials	1,200	2,263
	TangShan Port Group Co. Ltd., A	Transportation Infrastructure	1,600	751
	Tangshan Sanyou Chemical Industries Co. Ltd., A	Chemicals	800	1,013
	TBEA Co. Ltd., A	Electrical Equipment	1,600	5,137
	TCL Corp.	Household Durables	5,200	4,022
	Tencent Holdings Ltd.	Interactive Media & Services	34,400	1,643,701
a	Tencent Music Entertainment Group, ADR	Entertainment	3,352	16,324
	The People’s Insurance Co. Group of China Ltd., H	Insurance	46,000	15,096
	Thunder Software Technology Co. Ltd.	Software	200	3,125
	Tian Di Science & Technology Co. Ltd., A	Machinery	1,600	1,238

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Tianfeng Securities Co. Ltd., A	Capital Markets	3,840	$2,099
	Tianjin Chase Sun Pharmaceutical Co. Ltd.	Pharmaceuticals	1,200	1,501
	Tianjin Guangyu Development Co. Ltd., A	Real Estate Management & Development	800	2,144
	Tianjin Zhonghuan Semiconductor Co. Ltd.	Semiconductors & Semiconductor Equipment	1,200	8,072
	Tianma Microelectronics Co. Ltd.	Electronic Equipment, Instruments & Components	900	1,482
	Tianshan Aluminum Group Co. Ltd., A	Machinery	800	973
	Tianshui Huatian Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	1,200	1,987
a	Tibet Summit Resources Co. Ltd., A	Metals & Mining	400	1,667
	Tingyi Cayman Islands Holding Corp.	Food Products	10,000	16,855
	Titan Wind Energy Suzhou Co. Ltd., A	Electrical Equipment	800	1,674
a,c	Tongcheng-Elong Holdings Ltd., Reg S	Internet & Direct Marketing Retail	4,800	8,581
	TongFu Microelectronics Co. Ltd., A	Semiconductors & Semiconductor Equipment	400	1,045
	Tongkun Group Co. Ltd., A	Chemicals	800	2,203
	Tongling Nonferrous Metals Group Co. Ltd.	Metals & Mining	4,400	2,578
	Tongwei Co. Ltd., A	Food Products	2,000	13,450
a	Topchoice Medical Investment Corp., A	Health Care Providers & Services	100	2,254
b	Topsports International Holdings Ltd., 144A	Specialty Retail	10,000	8,364
a	Towngas China Co. Ltd.	Gas Utilities	6,000	3,157
	TravelSky Technology Ltd., H	IT Services	5,000	7,215
	Trina Solar Co. Ltd., A	Semiconductors & Semiconductor Equipment	844	7,831
a	Trip.com Group Ltd., ADR	Internet & Direct Marketing Retail	3,060	70,747
	Tsingtao Brewery Co. Ltd., A	Beverages	300	3,734
	Tsingtao Brewery Co. Ltd., H	Beverages	3,200	25,456
a	Tuya Inc., ADR	Software	1,192	3,528
	Uni-President China Holdings Ltd.	Food Products	7,000	6,105
	Unigroup Guoxin Microelectronics Co. Ltd.	Semiconductors & Semiconductor Equipment	300	9,666
	Unisplendour Corp. Ltd.	Electronic Equipment, Instruments & Components	560	1,725
	Universal Scientific Industrial Shanghai Co. Ltd., A	Electronic Equipment, Instruments & Components	400	764
	Valiant Co. Ltd., A	Chemicals	400	1,140
a	Vipshop Holdings Ltd., ADR	Internet & Direct Marketing Retail	2,464	22,176
	Walvax Biotechnology Co. Ltd.	Biotechnology	800	6,915
	Wangsu Science & Technology Co. Ltd.	IT Services	800	752
	Wanhua Chemical Group Co. Ltd., A	Chemicals	1,300	16,565
	Want Want China Holdings Ltd.	Food Products	30,000	27,734
	Wanxiang Qianchao Co. Ltd.	Auto Components	1,600	1,369
a	Weibo Corp., ADR	Interactive Media & Services	404	9,902
	Weichai Power Co. Ltd., A	Machinery	2,800	5,888
	Weichai Power Co. Ltd., H	Machinery	11,000	17,389
	Weifu High-Technology Co. Ltd., B	Auto Components	800	1,559
	Weifu High-Technology Group Co. Ltd., A	Auto Components	400	1,251
	Weihai Guangwei Composites Co. Ltd., A	Chemicals	200	1,858
a	Wens Foodstuffs Group Co. Ltd.	Food Products	800	2,779
	Western Mining Co. Ltd., A	Metals & Mining	800	1,734
	Western Securities Co. Ltd.	Capital Markets	2,000	2,278
	Western Superconducting Technologies Co. Ltd., A	Metals & Mining	135	1,842
	Westone Information Industry Inc.	Electronic Equipment, Instruments & Components	400	2,861
	Will Semiconductor Ltd., A	Semiconductors & Semiconductor Equipment	300	9,140
	Wingtech Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	500	6,403
	Winning Health Technology Group Co. Ltd.	Health Care Technology	800	1,183
	Wolong Electric Group Co. Ltd., A	Electrical Equipment	400	827
	Wuchan Zhongda Group Co. Ltd., A	Distributors	2,000	1,682
	Wuhan Guide Infrared Co. Ltd.	Electronic Equipment, Instruments & Components	816	2,192
	Wuhu Sanqi Interactive Entertainment NetworkTechnology Group Co. Ltd.	Entertainment	400	1,478

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Wuliangye Yibin Co. Ltd., A	Beverages	1,600	$39,082
	WUS Printed Circuit Kunshan Co. Ltd.	Electronic Equipment, Instruments & Components	800	1,669
b	WuXi AppTec Co. Ltd., 144A	Life Sciences Tools & Services	1,940	30,841
	WuXi AppTec Co. Ltd., A	Life Sciences Tools & Services	1,000	17,703
a,b	WuXi Biologics (Cayman) Inc., 144A	Life Sciences Tools & Services	19,000	157,820
	Wuxi Lead Intelligent Equipment Co. Ltd.	Electronic Equipment, Instruments & Components	280	2,578
	Wuxi Shangji Automation Co. Ltd., A	Machinery	100	2,160
	XCMG Construction Machinery Co. Ltd.	Machinery	2,800	2,272
	Xiamen C & D Inc., A	Trading Companies & Distributors	1,200	2,404
	Xiamen Faratronic Co. Ltd., A	Electronic Equipment, Instruments & Components	100	3,166
	Xiamen ITG Group Corp. Ltd., A	Trading Companies & Distributors	800	975
	Xiamen Tungsten Co. Ltd., A	Metals & Mining	400	1,166
	Xiangcai Co. Ltd., A	Real Estate Management & Development	800	1,043
a,b	Xiaomi Corp., B, 144A	Technology Hardware, Storage & Peripherals	76,000	135,281
	Xinhua Winshare Publishing and Media Co. Ltd., H	Distributors	2,000	1,453
	Xinjiang Goldwind Science & Technology Co. Ltd.	Electrical Equipment	1,200	2,482
	Xinjiang Goldwind Science & Technology Co. Ltd., H	Electrical Equipment	4,000	6,037
	Xinjiang Tianshan Cement Co. Ltd., A	Construction Materials	800	1,661
	Xinjiang Zhongtai Chemical Co. Ltd., A	Chemicals	1,200	1,707
	Xinxing Ductile Iron Pipes Co. Ltd.	Metals & Mining	2,000	1,575
	Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	24,000	42,353
a	XPeng Inc., ADR	Automobiles	2,836	78,245
	Xuji Electric Co. Ltd., A	Electrical Equipment	400	1,202
b,c	Yadea Group Holdings Ltd., 144A, Reg S	Automobiles	5,300	8,202
	Yang Quan Coal Industry Group Co. Ltd., A	Oil, Gas & Consumable Fuels	1,200	2,282
	Yango Group Co. Ltd.	Real Estate Management & Development	2,400	1,607
b,c	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., 144A, Reg S	Communications Equipment	1,000	1,379
	Yangzhou Yangjie Electronic Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	200	2,332
	Yangzijiang Shipbuilding Holdings Ltd.	Machinery	12,000	13,566
	Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	1,200	1,707
	Yantai Eddie Precision Machinery Co. Ltd., A	Machinery	440	1,653
	Yantai Jereh Oilfield Services Group Co. Ltd.	Energy Equipment & Services	400	2,656
	Yanzhou Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	400	2,416
	Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	10,000	29,688
a	Yatsen Holding Ltd., ADR	Personal Products	414	284
	Yealink Network Technology Corp. Ltd.	Communications Equipment	300	3,674
	Yifan Pharmaceutical Co. Ltd.	Pharmaceuticals	400	939
	Yifeng Pharmacy Chain Co. Ltd.	Food & Staples Retailing	260	1,638
a	Yihai International Holding Ltd.	Food Products	2,600	7,470
	Yihai Kerry Arawana Holdings Co. Ltd., A	Food Products	800	6,248
	Yintai Gold Co. Ltd.	Metals & Mining	800	1,173
	Yonghui Superstores Co. Ltd., A	Food & Staples Retailing	4,000	2,659
	YongXing Special Materials Technology Co. Ltd., A	Metals & Mining	200	3,737
	Yonyou Network Technology Co. Ltd., A	Software	1,380	4,978
	Youngor Group Co. Ltd., A	Real Estate Management & Development	2,000	2,136
	YTO Express Group Co. Ltd., A	Air Freight & Logistics	1,200	3,261
a	Yuan Longping High-tech Agriculture Co. Ltd.	Food Products	400	1,221
	Yuexiu Property Co. Ltd.	Real Estate Management & Development	7,000	6,963
	Yunda Holding Co. Ltd., A	Air Freight & Logistics	400	1,106
a	Yunnan Aluminium Co. Ltd.	Metals & Mining	1,200	2,586

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Yunnan Baiyao Group Co. Ltd.	Pharmaceuticals	500	$6,444
	Yunnan Botanee Bio-Technology Group Co. Ltd., A	Personal Products	100	2,946
	Yunnan Copper Co. Ltd.	Metals & Mining	800	1,416
	Yunnan Energy New Material Co. Ltd.	Containers & Packaging	300	10,397
	Yunnan Hongxiang Yixintang Pharmaceutical Co. Ltd.	Food & Staples Retailing	200	749
a	Yunnan Tin Co. Ltd.	Metals & Mining	600	1,979
a	Zai Lab Ltd., ADR	Biotechnology	349	15,349
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd.	Pharmaceuticals	300	14,992
	Zhaojin Mining Industry Co. Ltd., H	Metals & Mining	6,000	5,294
	Zhefu Holding Group Co. Ltd.	Electrical Equipment	2,400	2,008
a	Zhejiang Century Huatong Group Co. Ltd., A	Entertainment	3,200	3,161
	Zhejiang China Commodities City Group Co. Ltd., A	Real Estate Management & Development	2,400	1,902
	Zhejiang Chint Electrics Co. Ltd., A	Electrical Equipment	500	3,117
	Zhejiang Crystal-Optech Co. Ltd.	Electronic Equipment, Instruments & Components	580	1,020
	Zhejiang Dahua Technology Co. Ltd.	Electronic Equipment, Instruments & Components	1,200	3,128
	Zhejiang Dingli Machinery Co. Ltd.	Machinery	100	707
	Zhejiang Expressway Co. Ltd., H	Transportation Infrastructure	8,000	6,722
	Zhejiang Hailiang Co. Ltd., A	Metals & Mining	400	663
	Zhejiang Hisoar Pharmaceutical Co. Ltd., A	Pharmaceuticals	400	455
	Zhejiang Huace Film & TV Co. Ltd., A	Entertainment	400	320
	Zhejiang Huahai Pharmaceutical Co. Ltd., A	Pharmaceuticals	800	2,648
	Zhejiang Huayou Cobalt Co. Ltd., A	Metals & Mining	500	7,703
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A	Semiconductors & Semiconductor Equipment	500	4,726
	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., A	Pharmaceuticals	400	3,055
	Zhejiang Juhua Co. Ltd., A	Chemicals	1,200	2,469
	Zhejiang Longsheng Group Co. Ltd., A	Chemicals	1,600	2,747
	Zhejiang Medicine Co. Ltd., A	Pharmaceuticals	400	984
	Zhejiang NHU Co. Ltd.	Pharmaceuticals	1,120	5,589
	Zhejiang Runtu Co. Ltd.	Chemicals	400	543
	Zhejiang Sanhua Intelligent Controls Co. Ltd.	Machinery	800	2,094
	Zhejiang Satellite Petrochemical Co. Ltd.	Chemicals	620	3,848
	Zhejiang Semir Garment Co. Ltd.	Textiles, Apparel & Luxury Goods	400	428
	Zhejiang Supor Co. Ltd.	Household Durables	200	1,576
	Zhejiang Wanfeng Auto Wheel Co. Ltd.	Auto Components	400	269
	Zhejiang Wanliyang Co. Ltd.	Machinery	400	478
	Zhejiang Weiming Environment Protection Co. Ltd., A	Commercial Services & Supplies	400	1,837
	Zhejiang Weixing New Building Materials Co. Ltd., A	Building Products	800	2,578
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., A	Pharmaceuticals	200	1,222
	Zhejiang Yasha Decoration Co. Ltd.	Diversified Consumer Services	400	364
a	Zhejiang Yongtai Technology Co. Ltd., A	Chemicals	400	2,410
	Zhengzhou Coal Mining Machinery Group Co. Ltd., A	Machinery	400	866
	Zheshang Securities Co. Ltd., A	Capital Markets	400	662
a	Zhihu Inc., ADR	Interactive Media & Services	332	803
a,b,c	ZhongAn Online P & C Insurance Co. Ltd., 144A, Reg S	Insurance	4,400	15,001
	Zhongji Innolight Co. Ltd.	Communications Equipment	400	1,992
	Zhongshan Public Utilities Group Co. Ltd., A	Water Utilities	800	1,016
	Zhongsheng Group Holdings Ltd.	Specialty Retail	4,000	28,296

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	China (continued)
	Zhongtai Securities Co. Ltd., A	Capital Markets		1,200	$1,541
	Zhuzhau CRRC Times Electric Co., A	Electrical Equipment		228	1,966
	Zhuzhou CRRC Times Electric Co. Ltd., H	Electrical Equipment		3,000	11,779
	Zhuzhou Hongda Electronics Corp. Ltd., A	Electronic Equipment, Instruments & Components		200	2,114
	Zhuzhou Kibing Group Co. Ltd., A	Building Products		800	1,672
	Zijin Mining Group Co. Ltd., A	Metals & Mining		8,400	15,005
	Zijin Mining Group Co. Ltd., H	Metals & Mining		32,000	49,279
	Zoomlion Heavy Industry Science and Technology Co. Ltd.	Machinery		3,200	3,347
	Zoomlion Heavy Industry Science and Technology Development Co. Ltd., H	Machinery		8,800	5,607
	ZTE Corp.	Communications Equipment		1,600	6,024
	ZTE Corp., H	Communications Equipment		4,400	9,001
	ZTO Express Cayman Inc.	Air Freight & Logistics		720	18,351

					12,817,677

	Hong Kong 7.6%
	AIA Group Ltd.	Insurance		69,600	732,758
a	Alibaba Health Information Technology Ltd.	Health Care Technology		26,000	16,865
a	Alibaba Pictures Group Ltd.	Entertainment		80,000	6,640
	ASM Pacific Technology Ltd.	Semiconductors & Semiconductor Equipment		1,800	18,273
	Beijing Enterprises Water Group Ltd.	Water Utilities		32,000	9,848
	Bosideng International Holdings Ltd.	Textiles, Apparel & Luxury Goods		16,000	7,478
	Cafe de Coral Holdings Ltd.	Hotels, Restaurants & Leisure		2,000	3,345
a	Cathay Pacific Airways Ltd.	Airlines		5,000	4,922
	Champion REIT	Equity Real Estate Investment Trusts (REITs	)	12,000	5,455
	China Everbright Environment Group Ltd.	Commercial Services & Supplies		21,000	12,710
	China Everbright Ltd.	Capital Markets		4,000	3,963
	China Gas Holdings Ltd.	Gas Utilities		16,800	21,538
a	China Mengniu Dairy Co. Ltd.	Food Products		18,000	96,994
	China Power International Development Ltd.	Independent Power and Renewable Electricity Producers		32,000	17,039
	China Resources Beer Holdings Co. Ltd.	Beverages		9,200	56,447
	China Resources Gas Group Ltd.	Gas Utilities		6,000	25,474
	China Resources Land Ltd.	Real Estate Management & Development		16,000	74,572
	China State Construction International Holdings Ltd.	Construction & Engineering		10,000	13,382
	China Traditional Chinese Medicine Co. Ltd.	Pharmaceuticals		14,000	7,329
	CK Asset Holdings Ltd.	Real Estate Management & Development		11,500	78,856
	CK Infrastructure Holdings Ltd.	Electric Utilities		3,300	22,101
	CLP Holdings Ltd.	Electric Utilities		9,500	92,618
	COSCO SHIPPING Ports Ltd.	Transportation Infrastructure		10,000	7,789
	Dah Sing Banking Group Ltd.	Banks		2,400	2,133
	Dah Sing Financial Group	Banks		800	2,605
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing		1,700	4,794
	Far East Horizon Ltd.	Diversified Financial Services		13,000	11,620
	Geely Automobile Holdings Ltd.	Automobiles		31,000	48,926
	Guangdong Investment Ltd.	Water Utilities		16,000	21,902
	Guotai Junan International Holdings Ltd.	Capital Markets		14,000	1,573
	Haitong International Securities Group Ltd.	Capital Markets		16,000	2,881
	Hang Lung Group Ltd.	Real Estate Management & Development		5,000	10,624

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Hong Kong (continued)
	Hang Lung Properties Ltd.	Real Estate Management & Development		12,000	$24,210
	Hang Seng Bank Ltd.	Banks		4,200	81,089
	Henderson Land Development Co. Ltd.	Real Estate Management & Development		8,000	33,302
	Hong Kong and China Gas Co. Ltd.	Gas Utilities		63,000	76,343
	Hong Kong Exchanges and Clearing Ltd.	Capital Markets		7,300	346,199
	Hongkong Land Holdings Ltd.	Real Estate Management & Development		6,800	33,320
	Huabao International Holdings Ltd.	Chemicals		5,000	2,790
	Hutchison Port Holdings Trust	Transportation Infrastructure		30,000	7,350
	Hutchison Telecommunications Hong Kong Holdings Ltd.	Wireless Telecommunication Services		8,000	1,287
	Hysan Development Co. Ltd.	Real Estate Management & Development		4,000	11,696
	Jardine Matheson Holdings Ltd.	Industrial Conglomerates		1,180	64,900
	Jiayuan International Group Ltd.	Real Estate Management & Development		4,000	802
a	Jinmao Property Services Co. Ltd.	Real Estate Management & Development		422	267
	Johnson Electric Holdings Ltd.	Auto Components		2,000	2,768
	Kerry Properties Ltd.	Real Estate Management & Development		3,000	8,485
	Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components		6,000	9,883
	Kunlun Energy Co. Ltd.	Gas Utilities		22,000	19,187
a	Lifestyle International Holdings Ltd.	Multiline Retail		3,000	1,452
	Link REIT	Equity Real Estate Investment Trusts (REITs	)	12,000	102,664
	Man Wah Holdings Ltd.	Household Durables		8,800	9,652
a	Melco International Development Ltd.	Hotels, Restaurants & Leisure		4,000	3,698
	MTR Corp. Ltd.	Road & Rail		8,500	45,966
	New World Development Co. Ltd.	Real Estate Management & Development		8,000	32,536
	NWS Holdings Ltd.	Industrial Conglomerates		8,000	7,355
	Orient Overseas International Ltd.	Marine		500	13,369
	PCCW Ltd.	Diversified Telecommunication Services		23,000	12,981
	Power Assets Holdings Ltd.	Electric Utilities		8,000	52,149
	Shanghai Industrial Holdings Ltd.	Industrial Conglomerates		3,000	4,505
	Shougang Fushan Resources Group Ltd.	Metals & Mining		20,000	7,866
a	Shun Tak Holdings Ltd.	Industrial Conglomerates		10,000	2,196
	Sino Biopharmaceutical Ltd.	Pharmaceuticals		56,000	34,967
	Sino Land Co. Ltd.	Real Estate Management & Development		20,000	25,947
	Sun Hung Kai Properties Ltd.	Real Estate Management & Development		8,000	95,615
	Swire Pacific Ltd., A	Real Estate Management & Development		3,000	18,349
	Swire Pacific Ltd., B	Real Estate Management & Development		7,500	7,566
	Swire Properties Ltd.	Real Estate Management & Development		6,400	15,903
	Techtronic Industries Co. Ltd.	Machinery		7,000	113,428
	The Bank of East Asia Ltd.	Banks		7,400	11,622
	The Wharf Holdings Ltd.	Real Estate Management & Development		8,000	24,415
	United Energy Group Ltd.	Oil, Gas & Consumable Fuels		48,000	5,516
	Vinda International Holdings Ltd.	Household Products		1,000	2,263
	Vitasoy International Holdings Ltd.	Food Products		5,300	10,057
	VTech Holdings Ltd.	Communications Equipment		900	6,551
b	WH Group Ltd., 144A	Food Products		45,494	28,755
	Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development		9,333	46,299
	Xinyi Glass Holdings Ltd.	Building Products		12,000	29,114
a	Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods		4,000	6,456

					2,946,544

	India 16.0%
a	3M India Ltd.	Industrial Conglomerates		16	4,159
	Aarti Industries Ltd.	Chemicals		1,064	13,433
	ABB India Ltd.	Electrical Equipment		308	8,771
	ACC Ltd.	Construction Materials		488	13,855
	Adani Enterprises Ltd.	Trading Companies & Distributors		1,524	40,521
a	Adani Green Energy Ltd.	Independent Power and Renewable Electricity Producers		2,248	56,803

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
	Adani Ports And Special Economic Zone Ltd.	Transportation Infrastructure	4,388	$44,833
a	Adani Power Ltd.	Independent Power and Renewable Electricity Producers	5,116	12,497
	Adani Total Gas Ltd	Gas Utilities	1,608	45,620
a	Adani Transmission Ltd.	Electric Utilities	1,444	45,128
a	Aditya Birla Capital Ltd.	Diversified Financial Services	2,745	3,900
	Alkem Laboratories Ltd.	Pharmaceuticals	148	7,072
	Ambuja Cements Ltd.	Construction Materials	3,908	15,433
	Apollo Hospitals Enterprise Ltd.	Health Care Providers & Services	576	34,329
	Ashok Leyland Ltd.	Machinery	8,080	12,503
	Asian Paints Ltd.	Chemicals	2,592	105,354
	Astral Poly Technik Ltd.	Building Products	500	13,348
a,b	AU Small Finance Bank Ltd., 144A	Banks	872	14,342
	Aurobindo Pharma Ltd.	Pharmaceuticals	1,504	13,270
a,b	Avenue Supermarts Ltd., 144A	Food & Staples Retailing	856	45,224
a	Axis Bank Ltd.	Banks	13,028	130,865
	Bajaj Auto Ltd.	Automobiles	396	19,091
	Bajaj Finance Ltd.	Consumer Finance	1,348	129,151
	Bajaj Finserv Ltd.	Diversified Financial Services	220	49,532
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	160	10,581
	Balkrishna Industries Ltd.	Auto Components	476	13,419
b	Bandhan Bank Ltd, 144A	Banks	4,504	18,272
a	Bank of Baroda	Banks	5,904	8,695
a	Bank of India	Banks	2,744	1,660
	Bata India Ltd.	Textiles, Apparel & Luxury Goods	332	8,594
	Bayer Cropscience Ltd.	Chemicals	80	5,246
	Berger Paints India Ltd.	Chemicals	1,380	12,743
	Bharat Electronics Ltd.	Aerospace & Defense	6,228	17,326
	Bharat Forge Ltd.	Auto Components	1,416	13,092
a	Bharat Heavy Electricals Ltd.	Electrical Equipment	7,456	4,856
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	5,672	26,898
a	Bharti Airtel Ltd.	Wireless Telecommunication Services	13,120	130,715
a	Bharti Infratel Ltd.	Diversified Telecommunication Services	7,192	21,075
a	Biocon Ltd.	Biotechnology	2,520	11,161
	Bosch Ltd.	Auto Components	52	9,908
	Britannia Industries Ltd.	Food Products	692	29,282
	Cadila Healthcare Ltd.	Pharmaceuticals	1,352	6,218
a	Canara Bank Ltd.	Banks	2,128	6,396
	Castrol India Ltd.	Chemicals	2,816	3,752
	Cholamandalam Investment and Finance Co. Ltd.	Consumer Finance	2,284	21,655
	Cipla Ltd.	Pharmaceuticals	2,956	39,714
	Coal India Ltd.	Oil, Gas & Consumable Fuels	11,016	26,611
	Coforge Ltd.	IT Services	140	8,236
	Colgate-Palmolive (India) Ltd.	Personal Products	784	15,957
	Container Corp. of India Ltd.	Road & Rail	1,564	13,873
	Coromandel International Ltd.	Chemicals	632	6,669
	Cummins India Ltd.	Machinery	812	12,016
	Dabur India Ltd.	Personal Products	3,044	21,540
	Dalmia Bharat Ltd.	Construction Materials	496	9,790
	Deepak Nitrite Ltd.	Chemicals	424	12,555
	Divi’s Laboratories Ltd.	Life Sciences Tools & Services	732	42,525
	Dixon Technologies India Ltd.	Household Durables	204	11,600
	DLF Ltd.	Real Estate Management & Development	3,348	16,810
b	Dr Lal PathLabs Ltd., 144A	Health Care Providers & Services	200	6,891
	Dr Reddy’s Laboratories Ltd.	Pharmaceuticals	700	39,681

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
	Eicher Motors Ltd.	Automobiles		768	$24,904
	Emami Ltd.	Personal Products		1,240	7,317
	Embassy Office Parks REIT	Equity Real Estate Investment Trusts (REITs	)	3,053	14,978
	Exide Industries Ltd.	Auto Components		2,508	5,001
	Federal Bank Ltd.	Banks		9,168	11,784
	GAIL India Ltd.	Gas Utilities		10,204	20,960
a,b	General Insurance Corp. of India, 144A	Insurance		592	889
	Gillette India Ltd.	Personal Products		40	2,560
	GlaxoSmithKline Pharmaceuticals Ltd.	Pharmaceuticals		228	5,016
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals		808	4,713
a	GMR Infrastructure Ltd.	Transportation Infrastructure		13,596	6,630
a	GMR Power & Urban Infra Ltd. - Spun Off	Construction & Engineering		1,019	452
a	Godrej Consumer Products Ltd.	Personal Products		2,100	20,710
a	Godrej Industries Ltd.	Industrial Conglomerates		480	2,939
a	Godrej Properties Ltd.	Real Estate Management & Development		504	11,122
	Grasim Industries Ltd.	Construction Materials		2,200	48,311
	Gujarat Gas Ltd.	Gas Utilities		1,176	7,810
	Havell’s India Ltd.	Electrical Equipment		1,364	20,747
	HCL Technologies Ltd.	IT Services		6,236	95,772
b,c	HDFC Asset Management Co. Ltd., 144A, Reg S	Capital Markets		320	9,063
b	HDFC Life Insurance Co. Ltd., 144A	Insurance		5,568	39,547
	Hero Motocorp Ltd.	Automobiles		752	22,767
	Hindalco Industries Ltd.	Metals & Mining		8,108	60,937
	Hindustan Aeronautics Ltd.	Aerospace & Defense		220	4,311
	Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels		3,952	14,048
	Hindustan Unilever Ltd.	Household Products		5,096	137,775
	Hindustan Zinc Ltd.	Metals & Mining		1,380	5,648
	Honeywell Automation India Ltd.	Electronic Equipment, Instruments & Components		13	6,807
	Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance		10,036	316,596
	ICICI Bank Ltd.	Banks		8,948	86,239
b,c	ICICI Lombard General Insurance Co. Ltd., 144A, Reg S	Insurance		1,408	24,682
b,c	ICICI Prudential Life Insurance Co. Ltd., 144A, Reg S	Insurance		2,040	13,485
a	IDFC First Bank Ltd.	Banks		17,076	8,946
	Indiabulls Housing Finance Ltd.	Thrifts & Mortgage Finance		2,068	4,307
	Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels		15,968	25,066
	Indian Railway Catering and Tourism Corp. Ltd.	Commercial Services & Supplies		1,540	15,744
b	Indian Railway Finance Corp. Ltd., 144A	Diversified Financial Services		10,936	3,096
	Indraprastha Gas Ltd.	Gas Utilities		1,948	9,593
	Info Edge India Ltd.	Interactive Media & Services		444	26,423
	Infosys Ltd.	IT Services		20,400	513,359
a,b,c	InterGlobe Aviation Ltd., 144A, Reg S	Airlines		572	15,204
	Ipca Laboratories Ltd.	Pharmaceuticals		792	11,139
	ITC Ltd.	Tobacco		16,980	56,167
	Jindal Steel & Power Ltd.	Metals & Mining		2,244	15,780
	JSW Energy Ltd.	Independent Power and Renewable Electricity Producers		2,124	8,471
	JSW Steel Ltd.	Metals & Mining		5,744	55,537
	Jubilant Foodworks Ltd.	Hotels, Restaurants & Leisure		416	14,474
	Kansai Nerolac Paints Ltd.	Chemicals		772	4,765
a	L&T Finance Holdings Ltd.	Diversified Financial Services		5,140	5,467
b	L&T Technology Services Ltd., 144A	Professional Services		152	10,241
b,c	Larsen & Toubro Infotech Ltd.,, 144A, Reg S	IT Services		256	20,796

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
	Larsen & Toubro Ltd.	Construction & Engineering	3,940	$91,911
b	Laurus Labs Ltd., 144A	Pharmaceuticals	2,064	16,073
	LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	1,808	8,565
	Lupin Ltd.	Pharmaceuticals	1,404	13,842
a	Macrotech Developers Ltd.	Real Estate Management & Development	304	4,518
	Mahindra & Mahindra Financial Services Ltd.	Consumer Finance	3,256	6,839
	Mahindra & Mahindra Ltd.	Automobiles	5,276	56,158
a	Mangalore Refinery and Petrochemicals Ltd.	Oil, Gas & Consumable Fuels	892	490
	Marico Ltd.	Personal Products	3,020	20,075
	Maruti Suzuki India Ltd.	Automobiles	760	75,838
a	Max Financial Services Ltd.	Insurance	1,372	13,650
a	Max Healthcare Institute Ltd.	Health Care Providers & Services	2,128	9,763
	Minda Industries Ltd.	Auto Components	484	5,955
	Mindtree Ltd.	IT Services	240	13,628
	Motherson Sumi Systems Ltd.	Auto Components	8,348	15,363
a	Motherson Sumi Wiring India Ltd.	Auto Components	5,199	4,422
	Mphasis Ltd.	IT Services	516	22,995
	MRF Ltd.	Auto Components	16	13,730
	Muthoot Finance Ltd.	Consumer Finance	576	10,117
	Nestle India Ltd.	Food Products	208	47,709
	NHPC Ltd.	Independent Power and Renewable Electricity Producers	13,216	4,849
b	Nippon Life India Asset Management Ltd., 144A	Capital Markets	904	4,147
	NMDC Ltd.	Metals & Mining	4,180	8,967
	NTPC Ltd.	Independent Power and Renewable Electricity Producers	25,360	45,181
a	Oberoi Realty Ltd.	Real Estate Management & Development	648	8,037
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	21,184	45,821
	Oil India Ltd.	Oil, Gas & Consumable Fuels	1,756	5,525
	Oracle Financial Services Software Ltd.	Software	136	6,439
	Page Industries Ltd.	Textiles, Apparel & Luxury Goods	33	18,809
	Persistent Systems Ltd.	IT Services	280	17,609
	Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	4,420	11,302
	PI Industries Ltd.	Chemicals	416	15,480
	Pidilite Industries Ltd.	Chemicals	880	28,503
	Piramal Enterprises Ltd.	Diversified Financial Services	724	20,895
	Polycab India Ltd.	Electrical Equipment	152	4,743
	Power Finance Corp. Ltd.	Diversified Financial Services	6,560	9,748
	Power Grid Corp. of India Ltd.	Electric Utilities	17,996	51,488
a	Punjab National Bank Ltd.	Banks	6,412	2,966
	Rajesh Exports Ltd.	Textiles, Apparel & Luxury Goods	788	7,187
a,b,c	RBL Bank Ltd., 144A, Reg S	Banks	2,720	4,674
	REC Ltd.	Diversified Financial Services	5,620	9,126
	Relaxo Footwears Ltd.	Textiles, Apparel & Luxury Goods	420	5,910
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	18,820	654,385
	SBI Cards & Payment Services Ltd.	Consumer Finance	1,688	18,973
b	SBI Life Insurance Co. Ltd., 144A	Insurance	2,440	36,111
	Shree Cement Ltd.	Construction Materials	76	24,104
	Shriram Transport Finance Co. Ltd.	Consumer Finance	1,124	16,834
	Siemens Ltd.	Industrial Conglomerates	484	15,126
b	Sona Blw Precision Forgings Ltd., 144A	Auto Components	1,048	9,397
	SRF Ltd.	Chemicals	816	28,853
	State Bank of India	Banks	10,228	66,619
	Steel Authority of India Ltd.	Metals & Mining	5,456	7,096
	Sun Pharmaceutical Industries Ltd.	Pharmaceuticals	6,248	75,425

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	India (continued)
	Sun TV Network Ltd.	Media	500	$3,232
	Tata Communications Ltd.	Diversified Telecommunication Services	680	11,025
	Tata Consultancy Services Ltd.	IT Services	5,928	292,582
	Tata Consumer Products Ltd.	Food Products	3,508	35,990
	Tata Elxsi Ltd.	Software	200	23,333
a	Tata Motors Ltd.	Automobiles	10,584	60,585
a	Tata Motors Ltd., A	Automobiles	2,328	6,344
	Tata Power Co. Ltd.	Electric Utilities	11,612	36,571
	Tata Steel Ltd.	Metals & Mining	4,644	80,114
a	Tata Teleservices Maharashtra Ltd.	Diversified Telecommunication Services	2,920	6,424
	Tech Mahindra Ltd.	IT Services	3,464	68,546
	Titan Co. Ltd.	Textiles, Apparel & Luxury Goods	2,392	80,059
	Torrent Pharmaceuticals Ltd.	Pharmaceuticals	288	10,611
	Torrent Power Ltd.	Electric Utilities	1,188	7,711
	Trent Ltd.	Multiline Retail	1,040	17,506
	Tube Investments of India Ltd.	Auto Components	560	12,007
	TVS Motor Co. Ltd.	Automobiles	1,116	9,214
	UltraTech Cement Ltd.	Construction Materials	656	57,157
a	Union Bank of India Ltd.	Banks	2,568	1,312
	United Breweries Ltd.	Beverages	412	8,099
a	United Spirits Ltd.	Beverages	1,636	19,180
	UPL Ltd.	Chemicals	3,088	31,363
	Varun Beverages Ltd.	Beverages	768	9,540
	Vedanta Ltd.	Metals & Mining	7,108	37,836
a	Vodafone Idea Ltd.	Wireless Telecommunication Services	49,480	6,301
	Voltas Ltd.	Construction & Engineering	1,320	21,695
	Whirlpool of India Ltd.	Household Durables	180	3,736
	Wipro Ltd.	IT Services	7,248	56,616
a	Yes Bank Ltd.	Banks	71,244	11,565
	Zee Entertainment Enterprises Ltd.	Media	4,876	18,555
a	Zomato Ltd.	Internet & Direct Marketing Retail	8,000	8,689

				6,219,609

	Indonesia 1.9%
	Adaro Energy Tbk PT	Oil, Gas & Consumable Fuels	72,400	13,560
	Astra Agro Lestari Tbk PT	Food Products	2,800	2,447
	Astra International Tbk PT	Automobiles	116,000	53,104
	Bank Central Asia Tbk PT	Banks	276,800	153,698
d	Bank Danamon Indonesia Tbk PT	Banks	4,800	815
	Bank Mandiri Persero Tbk PT	Banks	106,400	58,525
	Bank Negara Indonesia Persero Tbk PT	Banks	42,400	24,355
	Bank Rakyat Indonesia Persero Tbk PT	Banks	372,800	120,957
a	Bank Syariah Indonesia Tbk PT	Banks	16,800	1,877
	Bukit Asam Tbk PT	Oil, Gas & Consumable Fuels	23,200	5,314
a	Bumi Serpong Damai Tbk PT	Real Estate Management & Development	50,400	3,579
	Charoen Pokphand Indonesia Tbk PT	Food Products	42,000	16,522
a	Elang Mahkota Teknologi Tbk PT	Media	170,000	28,999
	First Pacific Co. Ltd.	Food Products	12,000	4,857
	Gudang Garam Tbk PT	Tobacco	2,800	6,161
	Hanjaya Mandala Sampoerna Tbk PT	Tobacco	44,400	2,860
	Indah Kiat Pulp & Paper Corp Tbk PT	Paper & Forest Products	14,400	7,921
	Indocement Tunggal Prakarsa Tbk PT	Construction Materials	10,400	7,802
	Indofood CBP Sukses Makmur Tbk PT	Food Products	13,600	6,960
	Indofood Sukses Makmur Tbk PT	Food Products	24,400	10,108
a	Jasa Marga Persero Tbk PT	Transportation Infrastructure	12,800	3,431
	Kalbe Farma Tbk PT	Pharmaceuticals	105,600	11,838

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Indonesia (continued)
	Mayora Indah Tbk PT	Food Products	22,400	$2,745
	Media Nusantara Citra Tbk PT	Media	24,800	1,718
a	Perusahaan Gas Negara Tbk PT	Gas Utilities	63,600	6,222
	Perusahaan Perseroan (Persero) PT TelekomunikasiIndonesia Tbk, B	Diversified Telecommunication Services	266,400	84,951
	PT Barito Pacific Tbk	Chemicals	138,000	8,696
	PT XL Axiata Tbk	Wireless Telecommunication Services	21,600	3,985
	Sarana Menara Nusantara Tbk PT	Diversified Telecommunication Services	141,600	10,549
	Semen Indonesia (Persero) Tbk PT	Construction Materials	18,000	8,334
a	Smartfren Telecom Tbk PT	Wireless Telecommunication Services	581,655	3,118
a	Surya Citra Media Tbk PT	Media	160,000	3,253
	Tower Bersama Infrastructure Tbk PT	Diversified Telecommunication Services	58,000	11,590
	Unilever Indonesia Tbk PT	Household Products	34,000	8,664
	United Tractors Tbk PT	Oil, Gas & Consumable Fuels	9,000	16,010
	Vale Indonesia Tbk PT	Metals & Mining	12,000	5,598

				721,123

	Italy 0.0%†
	Prada SpA	Textiles, Apparel & Luxury Goods	3,000	19,058

	Luxembourg 0.0%†
	L’Occitane International SA	Personal Products	2,500	8,124

	Macau 0.3%
	Galaxy Entertainment Group Ltd.	Hotels, Restaurants & Leisure	12,400	74,418
a	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	4,800	3,058
a	Sands China Ltd.	Hotels, Restaurants & Leisure	13,600	32,961
a	SJM Holdings Ltd.	Hotels, Restaurants & Leisure	10,000	4,967
a	Wynn Macau Ltd.	Hotels, Restaurants & Leisure	8,400	6,157

				121,561

	Malaysia 1.9%
	Alliance Bank Malaysia Bhd.	Banks	6,800	6,081
a	AMMB Holdings Bhd.	Banks	11,000	9,706
	Astro Malaysia Holdings Bhd.	Media	6,800	1,779
	Axiata Group Bhd.	Wireless Telecommunication Services	26,000	23,435
	British American Tobacco Malaysia Bhd.	Tobacco	800	2,367
	CIMB Group Holdings Bhd.	Banks	37,200	47,155
	Dialog Group Bhd.	Energy Equipment & Services	24,800	16,161
	Digi.com Bhd.	Wireless Telecommunication Services	18,000	16,695
	FGV Holdings Bhd.	Food Products	3,600	1,695
	Fraser & Neave Holdings Bhd.	Beverages	600	2,997
	Gamuda Bhd.	Construction & Engineering	12,400	10,204
	Genting Bhd.	Hotels, Restaurants & Leisure	13,600	15,137
	Genting Malaysia Bhd.	Hotels, Restaurants & Leisure	16,600	11,765
	Hartalega Holdings Bhd.	Health Care Equipment & Supplies	9,000	10,381
	Hong Leong Bank Bhd.	Banks	3,600	17,295
	Hong Leong Financial Group Bhd.	Banks	1,200	5,594
	IHH Healthcare Bhd.	Health Care Providers & Services	15,200	22,413
	IJM Corp. Bhd.	Construction & Engineering	19,800	7,864
	IOI Corp. Bhd.	Food Products	18,000	17,637
	Kuala Lumpur Kepong Bhd.	Food Products	2,400	14,384
	Malayan Banking Bhd.	Banks	40,400	85,897
a	Malaysia Airports Holdings Bhd.	Transportation Infrastructure	5,200	8,595
	Maxis Bhd.	Wireless Telecommunication Services	11,600	10,842
	MISC Bhd.	Marine	10,000	17,480
b	MR DIY Group M Bhd., 144A	Specialty Retail	5,800	4,773
	Nestle (Malaysia) Bhd.	Food Products	400	12,710

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Malaysia (continued)
	Petronas Chemicals Group Bhd.	Chemicals	16,400	$37,443
	Petronas Dagangan Bhd.	Oil, Gas & Consumable Fuels	1,600	7,770
	Petronas Gas Bhd.	Gas Utilities	3,300	13,075
	PPB Group Bhd.	Food Products	4,000	16,267
	Press Metal Aluminium Holdings Bhd.	Metals & Mining	18,800	27,721
	Public Bank Bhd.	Banks	81,600	90,629
	QL Resources Bhd.	Food Products	6,500	7,760
	RHB Bank Bhd	Banks	9,200	13,041
	Sime Darby Bhd.	Industrial Conglomerates	21,000	11,986
	Sime Darby Plantation Bhd.	Food Products	20,400	24,113
	Supermax Corp. Bhd	Health Care Equipment & Supplies	10,250	2,877
	Telekom Malaysia Bhd.	Diversified Telecommunication Services	6,800	7,908
	Tenaga Nasional Bhd.	Electric Utilities	18,400	39,384
	Top Glove Corp. Bhd.	Health Care Equipment & Supplies	30,000	13,699
	Westports Holdings Bhd.	Transportation Infrastructure	6,400	6,088
	YTL Corp. Bhd.	Multi-Utilities	23,613	3,313

				724,116

	Pakistan 0.0%†
	Fauji Fertilizer Co. Ltd.	Chemicals	4,000	2,481
	Habib Bank Ltd.	Banks	4,000	2,463
	Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	4,000	1,814
	Pakistan Petroleum Ltd.	Oil, Gas & Consumable Fuels	4,008	1,591

				8,349

	Philippines 0.9%
	Aboitiz Power Corp.	Independent Power and Renewable Electricity Producers	9,200	6,401
	AC Energy Corp.	Independent Power and Renewable Electricity Producers	32,000	5,399
	Alliance Global Group Inc.	Industrial Conglomerates	22,000	5,323
	Ayala Corp.	Industrial Conglomerates	1,880	29,938
	Ayala Land Inc.	Real Estate Management & Development	45,600	30,888
	Bank of the Philippine Islands	Banks	10,160	19,556
	BDO Unibank Inc.	Banks	11,280	28,928
a	Bloomberry Resorts Corp.	Hotels, Restaurants & Leisure	17,200	2,274
a	Converge Information and Communications Technology Solutions Inc.	Diversified Telecommunication Services	11,600	6,770
	DMCI Holdings Inc.	Industrial Conglomerates	20,400	3,560
	Globe Telecom Inc.	Wireless Telecommunication Services	160	7,854
	GT Capital Holdings Inc.	Industrial Conglomerates	520	5,547
	International Container Terminal Services Inc.	Transportation Infrastructure	6,320	27,456
	JG Summit Holdings Inc.	Industrial Conglomerates	17,160	20,329
	Jollibee Foods Corp.	Hotels, Restaurants & Leisure	2,320	10,088
	LT Group Inc.	Industrial Conglomerates	18,000	3,096
	Manila Electric Co.	Electric Utilities	1,520	10,974
	Megaworld Corp.	Real Estate Management & Development	72,000	4,188
	Metro Pacific Investments Corp.	Diversified Financial Services	72,000	5,287
	Metropolitan Bank & Trust Co.	Banks	10,260	11,302
a,b	Monde Nissin Corp., 144A	Food Products	32,400	8,578
	PLDT Inc.	Wireless Telecommunication Services	525	18,770
	Puregold Price Club Inc.	Food & Staples Retailing	6,060	4,187
	San Miguel Corp.	Industrial Conglomerates	2,180	4,634
	San Miguel Pure Foods Co. Inc.	Food Products	3,980	4,749
	Semirara Mining and Power Corp.	Oil, Gas & Consumable Fuels	6,400	3,797
	SM Prime Holdings Inc.	Real Estate Management & Development	52,400	38,329
	Universal Robina Corp.	Food Products	5,160	12,066

				340,268

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Singapore 3.5%
	Ascendas REIT	Equity Real Estate Investment Trusts (REITs	)	19,600	$42,434
	Ascott Residence Trust	Equity Real Estate Investment Trusts (REITs	)	10,400	8,684
b	BOC Aviation Ltd., 144A	Trading Companies & Distributors		1,200	9,493
a	Capitaland Investment Ltd.	Real Estate Management & Development		14,800	43,634
	CapitaLand Mall Trust	Equity Real Estate Investment Trusts (REITs	)	28,000	46,551
	City Developments Ltd.	Real Estate Management & Development		2,800	16,283
	ComfortDelGro Corp. Ltd.	Road & Rail		11,600	12,771
	DBS Group Holdings Ltd.	Banks		10,300	272,693
	Frasers Logistics & Commercial Trust	Equity Real Estate Investment Trusts (REITs	)	16,000	17,261
	Genting Singapore Ltd.	Hotels, Restaurants & Leisure		32,800	19,752
	Golden Agri-Resources Ltd.	Food Products		38,100	8,586
	Jardine Cycle & Carriage Ltd.	Distributors		500	9,247
	Keppel Corp. Ltd.	Industrial Conglomerates		8,500	40,322
	Keppel DC REIT	Equity Real Estate Investment Trusts (REITs	)	7,200	12,130
	Keppel REIT	Equity Real Estate Investment Trusts (REITs	)	12,800	11,539
	Mapletree Commercial Trust	Equity Real Estate Investment Trusts (REITs	)	12,400	17,317
c	Mapletree Greater China Commercial Trust, Reg S	Equity Real Estate Investment Trusts (REITs	)	13,600	12,360
	Mapletree Industrial Trust	Equity Real Estate Investment Trusts (REITs	)	10,800	21,467
	Mapletree Logistics Trust	Equity Real Estate Investment Trusts (REITs	)	18,400	25,152
c	NetLink NBN Trust, Reg S	Diversified Telecommunication Services		17,400	12,536
	Olam Group Ltd.	Food & Staples Retailing		4,500	5,819
	Oversea-Chinese Banking Corp. Ltd.	Banks		20,000	182,953
a	SATS Ltd.	Transportation Infrastructure		3,700	11,865
	SembCorp Industries Ltd.	Multi-Utilities		5,400	10,654
a	SembCorp Marine Ltd.	Machinery		90,000	6,517
a	SIA Engineering Co. Ltd.	Transportation Infrastructure		1,600	3,015
a	Singapore Airlines Ltd.	Airlines		7,200	29,261
	Singapore Exchange Ltd.	Capital Markets		4,800	35,361
	Singapore Post Ltd.	Air Freight & Logistics		8,800	4,227
	Singapore Press Holdings Ltd.	Media		9,400	16,322
	Singapore Technologies Engineering Ltd.	Aerospace & Defense		9,000	27,399
	Singapore Telecommunications Ltd.	Diversified Telecommunication Services		43,200	84,271
	StarHub Ltd.	Wireless Telecommunication Services		3,200	3,050
	Suntec REIT	Equity Real Estate Investment Trusts (REITs	)	12,000	15,517
	United Overseas Bank Ltd.	Banks		7,400	175,083
	UOL Group Ltd.	Real Estate Management & Development		2,900	15,085
	Venture Corp. Ltd.	Electronic Equipment, Instruments & Components		1,500	19,474
	Wilmar International Ltd.	Food Products		12,000	41,763
	Wing Tai Holdings Ltd.	Real Estate Management & Development		2,400	3,174
	Yanlord Land Group Ltd.	Real Estate Management & Development		3,200	2,932

					1,353,954

	South Korea 13.2%
a	Alteogen Inc.	Biotechnology		160	7,472
a	Amorepacific Corp.	Personal Products		180	23,761
	AmorePacific Group	Personal Products		168	6,085
	BGF Retail Co. Ltd.	Food & Staples Retailing		32	4,607
	BNK Financial Group Inc.	Banks		1,628	10,692
	Celltrion Healthcare Co. Ltd.	Health Care Providers & Services		420	22,524
	Celltrion Inc.	Biotechnology		616	87,161
a	Celltrion Pharm Inc.	Pharmaceuticals		109	8,795
	Cheil Worldwide Inc.	Media		408	7,927
	CJ CheilJedang Corp.	Food Products		44	13,414
	CJ Corp.	Industrial Conglomerates		80	5,571
	CJ ENM Co. Ltd.	Internet & Direct Marketing Retail		62	6,721

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
a	CJ Logistics Corp.	Road & Rail	48	$5,128
	Coway Co. Ltd.	Household Durables	320	18,085
	Daelim Industrial Co. Ltd.	Construction & Engineering	72	3,635
a	Daewoo Engineering & Construction Co. Ltd.	Construction & Engineering	976	5,637
a	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	280	5,729
	DB Insurance Co. Ltd.	Insurance	264	15,225
	DGB Financial Group Inc.	Banks	832	6,411
a	DL E&C Co. Ltd.	Construction & Engineering	88	9,620
	Dongsuh Cos. Inc.	Food & Staples Retailing	176	3,979
a	Doosan Bobcat Inc.	Machinery	152	4,872
a	Doosan Heavy Industries and Construction Co. Ltd.	Electrical Equipment	1,986	33,508
a	Doosan Infracore Co. Ltd.	Machinery	740	4,054
	Doosan Solus Co. Ltd.	Electronic Equipment, Instruments & Components	72	4,099
a	E-MART Inc.	Food & Staples Retailing	112	13,029
	Ecopro BM Co. Ltd.	Electrical Equipment	50	16,406
a	F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	18	11,064
	Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	312	8,096
	Green Cross Corp.	Biotechnology	32	5,333
	GS Engineering & Construction Corp.	Construction & Engineering	352	13,475
	GS Holdings Corp.	Oil, Gas & Consumable Fuels	308	11,156
	GS Retail Co. Ltd.	Food & Staples Retailing	216	5,052
	Hana Financial Group Inc.	Banks	1,648	66,080
a	Hanjin Kal Corp.	Airlines	126	6,435
	Hankook Tire & Technology Co. Ltd.	Auto Components	416	11,549
a	Hanmi Pharm Co. Ltd.	Pharmaceuticals	44	9,947
a	Hanmi Science Co. Ltd.	Pharmaceuticals	89	3,279
	Hanon Systems	Auto Components	956	9,307
	Hanssem Co. Ltd.	Household Durables	60	4,218
	Hanwha Aerospace Co. Ltd.	Aerospace & Defense	192	8,269
	Hanwha Corp.	Industrial Conglomerates	160	2,073
	Hanwha Corp.	Industrial Conglomerates	260	6,746
a	Hanwha Life Insurance Co. Ltd.	Insurance	1,644	4,273
a	Hanwha Solutions Corp.	Chemicals	536	15,898
	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	292	3,638
a	Helixmith Co. Ltd.	Biotechnology	157	2,766
a	Hite Jinro Co. Ltd.	Beverages	176	5,438
a	HLB Inc.	Leisure Products	496	12,543
a	HMM Co. Ltd.	Marine	2,412	58,009
	Hotel Shilla Co. Ltd.	Specialty Retail	180	12,059
a	HYBE Co. Ltd.	Entertainment	104	26,557
	Hyundai Department Store Co. Ltd.	Multiline Retail	84	5,246
	Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	408	16,124
	Hyundai Glovis Co. Ltd.	Air Freight & Logistics	104	16,517
a	Hyundai Heavy Industries Co. Ltd.	Machinery	80	7,887
	Hyundai Heavy Industries Holdings Co. Ltd.	Machinery	298	13,227
	Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	349	9,257
a	Hyundai Mipo Dockyard Co. Ltd.	Machinery	117	7,558
	Hyundai Mobis Co. Ltd.	Auto Components	364	64,568
	Hyundai Motor Co.	Automobiles	800	119,137
	Hyundai Steel Co.	Metals & Mining	424	14,535
	Hyundai Wia Corp.	Auto Components	96	5,093
	Iljin Materials Co. Ltd.	Electronic Equipment, Instruments & Components	100	7,970
a	Industrial Bank of Korea	Banks	1,404	12,568

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
a	Kakao Corp.	Interactive Media & Services	1,560	$137,074
a	Kakao Games Corp.	Entertainment	156	10,078
a	KakaoBank Corp.	Banks	776	33,036
a	Kangwon Land Inc.	Hotels, Restaurants & Leisure	596	13,695
	KB Financial Group Inc.	Banks	2,220	112,278
	KCC Corp.	Chemicals	25	7,054
a	KEPCO Plant Service and Engineering Co. Ltd.	Commercial Services & Supplies	132	4,552
	Kia Motors Corp.	Automobiles	1,492	91,092
a	Korea Aerospace Industries Ltd.	Aerospace & Defense	384	13,401
a	Korea Electric Power Corp.	Electric Utilities	1,476	27,583
a	Korea Gas Corp.	Gas Utilities	152	4,966
	Korea Investment Holdings Co. Ltd.	Capital Markets	225	14,554
a	Korea Shipbuilding & Offshore Engineering Co Ltd.	Machinery	244	17,897
	Korea Zinc Co. Ltd.	Metals & Mining	56	27,029
a	Korean Air Lines Co. Ltd.	Airlines	1,000	24,916
a	Krafton Inc.	Entertainment	156	35,459
a	KT&G Corp.	Tobacco	628	41,813
a	Kumho Petrochemical Co. Ltd.	Chemicals	104	13,300
a	L&F Co. Ltd.	Electronic Equipment, Instruments & Components	124	23,101
	LG Chem Ltd.	Chemicals	266	116,754
	LG Corp.	Industrial Conglomerates	508	32,021
a	LG Display Co. Ltd.	Electronic Equipment, Instruments & Components	1,264	21,535
a	LG Electronics Inc.	Household Durables	616	61,242
	LG Household & Health Care Ltd.	Personal Products	50	35,395
	LG Innotek Co. Ltd.	Electronic Equipment, Instruments & Components	80	25,543
	LG Uplus Corp.	Diversified Telecommunication Services	1,204	13,907
	Lotte Chemical Corp.	Chemicals	88	15,211
	Lotte Chilsung Beverage Co. Ltd.	Beverages	16	2,403
	Lotte Corp.	Industrial Conglomerates	152	4,063
	LOTTE Fine Chemical Co. Ltd.	Chemicals	108	7,057
	Lotte Shopping Co. Ltd.	Multiline Retail	64	5,059
	LS Corp.	Electrical Equipment	108	4,705
a	Mando Corp.	Auto Components	196	8,134
a	Medytox Inc.	Biotechnology	29	3,132
	Meritz Financial Group Inc.	Diversified Financial Services	156	5,232
	Mirae Asset Daewoo Co. Ltd.	Capital Markets	708	2,626
	Mirae Asset Daewood Co. Ltd.	Capital Markets	1,900	13,419
	Naver Corp.	Interactive Media & Services	780	219,125
	NCSoft Corp.	Entertainment	95	36,642
b	Netmarble Corp., 144A	Entertainment	100	9,199
a	NH Investment & Securities Co. Ltd.	Capital Markets	776	7,299
a	NHN Corp.	Entertainment	120	3,648
	Nongshim Co. Ltd.	Food Products	20	4,942
a	OCI Co. Ltd.	Chemicals	108	9,356
	Orion Corp.	Food Products	128	9,378
	Ottogi Corp.	Food Products	8	2,947
	Pan Ocean Co. Ltd.	Marine	1,132	6,528
a	Paradise Co. Ltd.	Hotels, Restaurants & Leisure	272	3,714
a	Pearl Abyss Corp.	Entertainment	172	14,120
	POSCO	Metals & Mining	372	89,927
	POSCO Chemical Co. Ltd.	Construction Materials	152	15,112
	Posco International Corp.	Trading Companies & Distributors	296	5,251
	S-1 Corp.	Commercial Services & Supplies	116	6,824
	S-Oil Corp.	Oil, Gas & Consumable Fuels	232	18,509
a,b	Samsung Biologics Co. Ltd., 144A	Life Sciences Tools & Services	77	52,538

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	South Korea (continued)
	Samsung C&T Corp.	Industrial Conglomerates	484	$45,523
	Samsung Card Co. Ltd.	Consumer Finance	176	4,690
	Samsung Electro-Mechanics Co. Ltd.	Electronic Equipment, Instruments & Components	316	43,018
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	27,120	1,557,322
a	Samsung Engineering Co. Ltd.	Construction & Engineering	896	19,368
	Samsung Fire & Marine Insurance Co. Ltd.	Insurance	188	33,969
a	Samsung Heavy Industries Co. Ltd.	Machinery	3,422	16,036
	Samsung Life Insurance Co. Ltd.	Insurance	356	19,356
	Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	301	148,010
	Samsung SDS Co. Ltd.	IT Services	184	21,026
	Samsung Securities Co. Ltd.	Capital Markets	368	12,722
	SD Biosensor Inc.	Health Care Equipment & Supplies	196	9,023
	Seegene Inc.	Biotechnology	168	7,083
a	Shin Poong Pharmaceutical Co. Ltd.	Pharmaceuticals	196	6,258
	Shinhan Financial Group Co. Ltd.	Banks	2,844	97,377
a	Shinsegae Co. Ltd.	Multiline Retail	40	8,465
a,d	SillaJen Inc.	Biotechnology	196	—
a	SK Biopharmaceuticals Co. Ltd.	Pharmaceuticals	144	10,669
a	SK Bioscience Co. Ltd.	Biotechnology	112	14,508
	SK Chemicals Co. Ltd.	Chemicals	80	8,977
	SK Holdings Co. Ltd.	Industrial Conglomerates	208	41,530
a	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	2,964	288,562
a,b	SK IE Technology Co. Ltd., 144A	Chemicals	148	15,447
a	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	308	54,635
	SK Networks Co. Ltd.	Trading Companies & Distributors	832	3,240
a	SK Square Co. Ltd.	Semiconductors & Semiconductor Equipment	564	26,431
	SK Telecom Co. Ltd.	Wireless Telecommunication Services	320	15,022
	SKC Co. Ltd.	Chemicals	108	13,767
	Ssangyong Cement Industrial Co. Ltd.	Construction Materials	656	4,454
	Wemade Co. Ltd.	Entertainment	96	8,198
	Woori Financial Group Inc.	Banks	3,620	45,845
	Yuhan Corp.	Pharmaceuticals	280	13,491

				5,136,491

	Taiwan 18.1%
	Accton Technology Corp.	Communications Equipment	3,200	24,850
	Acer Inc.	Technology Hardware, Storage & Peripherals	17,000	17,770
	Advanced Energy Solution Holding Co. Ltd.	Electrical Equipment	120	5,319
	Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	2,600	33,531
	ASE Industrial Holding Co. Ltd.	Semiconductors & Semiconductor Equipment	20,000	72,248
	Asia Cement Corp.	Construction Materials	14,330	24,307
	ASMedia Technology Inc.	Semiconductors & Semiconductor Equipment	240	16,292
	ASPEED Technology Inc.	Semiconductors & Semiconductor Equipment	200	22,756
	Asustek Computer Inc.	Technology Hardware, Storage & Peripherals	4,000	52,144
	AU Optronics Corp.	Electronic Equipment, Instruments & Components	50,000	34,640
	Capital Securities Corp.	Capital Markets	12,000	6,890
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	4,270	21,535
	Cathay Financial Holding Co. Ltd.	Insurance	48,000	108,057
	Chailease Holding Co. Ltd.	Diversified Financial Services	7,600	67,243
	Chang Hwa Commercial Bank Ltd.	Banks	37,300	24,931
	Cheng Shin Rubber Industry Co. Ltd.	Auto Components	11,000	13,610
	Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	3,000	9,403
a	China Airlines Ltd.	Airlines	16,000	14,882
	China Development Financial Holding Corp.	Insurance	92,000	61,651
d	China Motor Corp.	Automobiles	1,060	2,242
	China Steel Corp.	Metals & Mining	71,000	96,520

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Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
	Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	21,660	$96,010
	Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	24,000	22,449
	CTBC Financial Holding Co. Ltd.	Banks	104,000	106,717
	Delta Electronics Inc.	Electronic Equipment, Instruments & Components	12,000	112,455
	E Ink Holdings Inc.	Electronic Equipment, Instruments & Components	5,000	32,285
	E.Sun Financial Holding Co. Ltd.	Banks	73,000	84,207
	Eclat Textile Co. Ltd.	Textiles, Apparel & Luxury Goods	1,160	19,332
	eMemory Technology Inc.	Semiconductors & Semiconductor Equipment	400	25,828
a	ENNOSTAR Inc.	Semiconductors & Semiconductor Equipment	3,330	8,310
	Eternal Materials Co. Ltd.	Chemicals	6,000	7,612
a	EVA Airways Corp.	Airlines	14,000	15,758
	Evergreen Marine Corp. Taiwan Ltd.	Marine	15,000	70,677
	Far Eastern International Bank	Banks	13,191	5,617
	Far Eastern New Century Corp.	Industrial Conglomerates	23,000	24,404
	Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication Services	9,000	23,088
	Feng Tay Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	2,640	17,645
	First Financial Holding Co. Ltd.	Banks	59,000	58,585
a,b	FIT Hon Teng Ltd., 144A	Electronic Equipment, Instruments & Components	8,000	1,195
	Formosa Chemicals & Fibre Corp.	Chemicals	20,000	55,145
	Formosa Petrochemical Corp.	Oil, Gas & Consumable Fuels	8,000	26,330
	Formosa Plastics Corp.	Chemicals	28,000	104,078
	Formosa Sumco Technology Corp.	Semiconductors & Semiconductor Equipment	400	4,042
	Formosa Taffeta Co. Ltd.	Textiles, Apparel & Luxury Goods	6,000	5,905
	Foxconn Technology Co. Ltd.	Electronic Equipment, Instruments & Components	6,660	14,598
	Fubon Financial Holding Co. Ltd.	Insurance	40,000	106,801
	Genius Electronic Optical Co. Ltd.	Electronic Equipment, Instruments & Components	520	8,267
	Giant Manufacturing Co. Ltd.	Leisure Products	1,730	15,729
	Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment	1,240	29,040
	Hiwin Technologies Corp.	Machinery	1,636	13,704
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	69,000	255,275
	Hotai Motor Co. Ltd.	Specialty Retail	1,880	39,238
a	HTC Corp.	Technology Hardware, Storage & Peripherals	4,000	8,265
	Hua Nan Financial Holdings Co. Ltd.	Banks	56,000	47,593
	Innolux Corp.	Electronic Equipment, Instruments & Components	52,000	30,491
	Inventec Corp.	Technology Hardware, Storage & Peripherals	18,000	15,518
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	600	39,474
	Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	12,000	28,522
	MediaTek Inc.	Semiconductors & Semiconductor Equipment	8,480	267,853
	Mega Financial Holding Co. Ltd.	Banks	63,000	94,330
	Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	4,000	18,149
	momo.com Inc.	Internet & Direct Marketing Retail	280	9,196
	Nan Ya Plastics Corp.	Chemicals	32,000	104,092
	Nan Ya Printed Circuit Board Corp.	Electronic Equipment, Instruments & Components	1,330	24,324
	Nanya Technology Corp.	Semiconductors & Semiconductor Equipment	4,330	10,458
	Nien Made Enterprise Co. Ltd.	Household Durables	880	10,335
	Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	3,300	49,123
a	OBI Pharma Inc.	Biotechnology	1,112	4,308
a	Oneness Biotech Co. Ltd.	Pharmaceuticals	1,600	11,978
	Parade Technologies Ltd.	Semiconductors & Semiconductor Equipment	400	25,269
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	12,000	30,323
	Pou Chen Corp.	Textiles, Apparel & Luxury Goods	15,000	16,517
	Powertech Technology Inc.	Semiconductors & Semiconductor Equipment	4,000	13,263
	President Chain Store Corp.	Food & Staples Retailing	3,000	27,538
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	15,000	46,228
	Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	2,800	42,071
	Ruentex Development Co. Ltd.	Real Estate Management & Development	9,000	24,910

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Taiwan (continued)
	Shin Kong Financial Holding Co. Ltd.	Insurance	73,041	$27,532
	Sino-American Silicon Products Inc.	Semiconductors & Semiconductor Equipment	3,060	18,904
	SinoPac Financial Holdings Co. Ltd.	Banks	60,000	38,532
	Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	8,000	21,025
	Taishin Financial Holding Co. Ltd.	Banks	62,180	44,490
	Taiwan Business Bank	Banks	31,000	13,903
	Taiwan Cement Corp.	Construction Materials	31,000	53,990
	Taiwan Cooperative Financial Holding Co. Ltd.	Banks	56,000	57,756
	Taiwan Fertilizer Co. Ltd.	Chemicals	4,000	10,233
	Taiwan Glass Industry Corp.	Building Products	9,000	7,916
	Taiwan High Speed Rail Corp.	Transportation Infrastructure	12,000	12,083
	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	9,330	34,192
	Taiwan Secom Co. Ltd.	Commercial Services & Supplies	1,330	5,060
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	138,130	2,878,160
	Teco Electric & Machinery Co. Ltd.	Electrical Equipment	11,000	12,343
	The Shanghai Commercial & Savings Bank Ltd.	Banks	19,000	33,290
	Transcend Information Inc.	Technology Hardware, Storage & Peripherals	1,330	3,454
	U-Ming Marine Transport Corp.	Marine	2,000	4,125
	Uni-President Enterprises Corp.	Food Products	28,000	64,108
	Unimicron Technology Corp.	Electronic Equipment, Instruments & Components	7,000	60,835
	United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	67,000	126,276
	Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	5,330	23,161
	Voltronic Power Technology Corp.	Electrical Equipment	300	15,287
	Walsin Lihwa Corp.	Electrical Equipment	18,000	18,470
a	Walsin Technology Corp.	Electronic Equipment, Instruments & Components	2,800	13,877
	Wan Hai Lines Ltd.	Marine	4,400	24,341
	Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	2,560	23,767
	Winbond Electronics Corp.	Semiconductors & Semiconductor Equipment	17,000	18,512
	Wistron Corp.	Technology Hardware, Storage & Peripherals	17,000	17,652
	Wiwynn Corp.	Technology Hardware, Storage & Peripherals	480	17,088
	Yageo Corp.	Electronic Equipment, Instruments & Components	2,660	40,293
a	Yang Ming Marine Transport Corp.	Marine	9,000	39,108
	Yuanta Financial Holding Co. Ltd.	Diversified Financial Services	67,000	61,735
	Yulon Motor Co. Ltd.	Automobiles	3,271	4,647
	Zhen Ding Technology Holding Ltd.	Electronic Equipment, Instruments & Components	4,000	15,008

				7,002,428

	Thailand 2.6%
	Advanced Info Service PCL, NVDR	Wireless Telecommunication Services	6,400	44,848
a	Airports of Thailand Public Co. Ltd., NVDR	Transportation Infrastructure	24,400	48,617
a	Asset World Corp PCL, NVDR	Hotels, Restaurants & Leisure	42,400	6,503
	B Grimm Power PCL, NVDR	Independent Power and Renewable Electricity Producers	4,400	4,665
	Bangkok Bank PCL, fgn.	Banks	3,200	13,185
	Bangkok Bank PCL, NVDR	Banks	1,200	4,944
	Bangkok Dusit Medical Services PCL, NVDR	Health Care Providers & Services	51,600	38,797
	Bangkok Expressway and Metro PCL, NVDR	Transportation Infrastructure	47,200	12,350
	Bangkok Life Assurance PCL, NVDR	Insurance	3,000	3,902
	Banpu PCL, NVDR	Oil, Gas & Consumable Fuels	32,000	10,586
	Berli Jucker PCL, NVDR	Food & Staples Retailing	5,600	6,063

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Thailand (continued)
	BTS Group Holdings PCL, NVDR	Road & Rail	48,000	$13,281
	Bumrungrad Hospital PCL, NVDR	Health Care Providers & Services	2,000	9,413
	Carabao Group PCL, NVDR	Beverages	2,100	6,821
	Central Pattana PCL, NVDR	Real Estate Management & Development	15,600	27,681
	Central Retail Corp. PCL, NVDR	Multiline Retail	16,000	19,128
	Charoen Pokphand Foods PCL, NVDR	Food Products	28,400	20,585
	CP ALL PCL, NVDR	Food & Staples Retailing	34,000	66,466
	Delta Electronics Thailand PCL, NVDR	Electronic Equipment, Instruments & Components	1,600	18,671
	Digital Telecommunications Infrastructure Fund, fgn.	Diversified Financial Services	29,700	12,684
	Electricity Generating PCL, NVDR	Independent Power and Renewable Electricity Producers	1,600	8,180
	Energy Absolute PCL, NVDR	Independent Power and Renewable Electricity Producers	9,700	28,589
	Global Power Synergy PCL, NVDR	Independent Power and Renewable Electricity Producers	4,000	8,692
	Gulf Energy Development PCL, NVDR	Independent Power and Renewable Electricity Producers	24,400	37,609
	Home Product Center PCL, NVDR, NVDR	Specialty Retail	31,600	15,111
	Indorama Ventures PCL, NVDR	Chemicals	10,000	13,985
	Intouch Holdings PCL, NVDR	Wireless Telecommunication Services	8,000	18,707
	IRPC PCL, NVDR	Oil, Gas & Consumable Fuels	62,800	6,724
	Kasikornbank PCL, fgn.	Banks	6,800	33,131
	Kasikornbank PCL, NVDR	Banks	2,200	10,686
	Krung Thai Bank PCL, NVDR	Banks	35,200	14,609
	Krungthai Card PCL, NVDR	Consumer Finance	7,200	13,317
	Land and Houses PCL, NVDR	Real Estate Management & Development	46,000	13,143
a	Minor International PCL, NVDR	Hotels, Restaurants & Leisure	22,800	22,971
	Muangthai Capital PCL, NVDR	Consumer Finance	4,000	6,316
	Osotspa PCL, NVDR	Beverages	7,600	8,571
	PTT Exploration and Production PCL, NVDR	Oil, Gas & Consumable Fuels	8,000	34,647
	PTT Global Chemical PCL, NVDR	Chemicals	12,000	18,316
	PTT Oil & Retail Business PCL, NVDR	Specialty Retail	15,600	11,729
	PTT PCL, NVDR	Oil, Gas & Consumable Fuels	82,000	94,947
	Ratch Group PCL, NVDR	Independent Power and Renewable Electricity Producers	4,400	5,823
	SCG Packaging PCL, NVDR	Containers & Packaging	7,200	13,101
	Siam City Cement PCL, NVDR	Construction Materials	400	1,847
	Siam Commercial Bank PCL, NVDR	Banks	13,600	46,629
	Siam Makro Public Company Ltd., NVDR	Food & Staples Retailing	8,000	9,564
	Sri Trang Gloves Thailand PCL, NVDR	Health Care Equipment & Supplies	5,600	4,253
	Srisawad Corp. PCL, NVDR	Consumer Finance	3,700	6,343
	Thai Oil PCL, NVDR	Oil, Gas & Consumable Fuels	5,600	8,716
	Thai Union Group PCL, NVDR	Food Products	16,400	9,322
	The Siam Cement PCL, NVDR	Construction Materials	4,800	55,290
	TMB Bank PCL, NVDR	Banks	240,000	9,528
	Total Access Communication PCL, NVDR	Wireless Telecommunication Services	3,600	5,332
	True Corporation PCL, NVDR	Diversified Telecommunication Services	62,000	9,603

				994,521

	United Kingdom 0.3%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates	15,500	113,904

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SCHEDULE OF INVESTMENTS

Franklin FTSE Asia ex Japan ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United States 0.1%
b	JS Global Lifestyle Co. Ltd., 144A	Household Durables	4,000	$4,704
a,b	Samsonite International SA, 144A	Textiles, Apparel & Luxury Goods	7,200	16,292

				20,996

	Total Common Stocks and Other Equity Interests (Cost $37,963,155)			38,555,864

	Preferred Stocks 0.8%
	South Korea 0.8%
f	Amorepacific Corp., 1.239%, pfd.	Personal Products	60	3,935
f	CJ CheilJedang Corp., 3.006%, pfd.	Food Products	8	1,109
f	Hyundai Motor Co., 5.889%, pfd.	Automobiles	208	14,861
f	Hyundai Motor Co., 5.858%, pfd.	Automobiles	132	9,388
f	LG Chem Ltd., 4.414%, pfd.	Chemicals	45	10,136
f	LG Electronics Inc., 1.538%, pfd.	Household Durables	108	5,213
f	LG Household & Health Care Ltd., 2.377%, pfd.	Personal Products	12	5,020
f	Samsung Electronics Co. Ltd., 1.721%, pfd.	Technology Hardware, Storage & Peripherals	4,728	245,752
f	Samsung Fire & Marine Insurance Co. Ltd., 7.298%, pfd.	Insurance	16	2,171
f	Samsung SDI Co. Ltd., 0.343%, pfd.	Electronic Equipment, Instruments & Components	8	2,020

	Total Preferred Stocks (Cost $283,157)			299,605

	Rights 0.0%†
	South Korea 0.0%†
a	Samsung Biologics Co. Ltd., rts.	Life Sciences Tools & Services	3	465

	Total Investments before Short Term Investments (Cost $38,246,312)			38,855,934

	Short Term Investments 0.0%†
	Investments from Cash Collateral Received for Loaned Securities 0.0%†
	United States 0.0%†
g,h	Institutional Fiduciary Trust Portfolio, 0.01%	Money Market Funds	6,825	6,825

	Total Investments (Cost $38,253,137) 100.3%			38,862,759
	Other Assets, less Liabilities (0.3)%			(111,708)

	Net Assets 100.0%			$38,751,051

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $1,996,167, representing 5.2% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $301,302, representing 0.8% of net assets.

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eA portion or all of the security is on loan at March 31, 2022.

fVariable rate security. The rate shown represents the yield at period end.

gSee Note 3(c) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

178	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Australia ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$29.12		$17.38		$24.63	$24.67	$25.23

Income from investment operations[b]:

Net investment income[c]	1.48		0.81		1.07	1.29	0.52

Net realized and unrealized gains (losses)	2.47		11.55		(7.18)	(0.37)	(1.03)

Total from investment operations	3.95		12.36		(6.11)	0.92	(0.51)

Less distributions from net investment income	(1.52)		(0.62)		(1.14)	(0.96)	(0.05)

Net asset value, end of year	$31.55		$29.12		$17.38	$24.63	$24.67

Total return[d]	13.93%		71.72%		(26.23)%	4.00%	(2.05)%

Ratios to average net assets[e]

Total expenses	0.09%		0.09%		0.09%	0.09%	0.09%

Net investment income	4.93%		3.25%		4.28%	5.30%	4.96%

Supplemental data

Net assets, end of year (000’s)	$29,968		$23,295		$7,820	$7,389	$2,467

Portfolio turnover rate[f]	15.26%	[g]	6.98%	[g]	8.16% [g]	4.56%	1.63%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	15.26%	6.98%	8.16%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	179

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Australia ETF

		Industry		Shares	Value
	Common Stocks 99.9%
	Australia 96.9%
	Adbri Ltd.	Construction Materials		9,348	$21,270
	AGL Energy Ltd.	Multi-Utilities		13,186	76,444
a	Allkem Ltd.	Metals & Mining		11,685	100,297
	ALS Ltd.	Professional Services		9,652	97,125
	Altium Ltd.	Software		2,223	56,992
	Alumina Ltd.	Metals & Mining		51,471	77,691
a	AMP Ltd.	Diversified Financial Services		66,614	48,273
	Ampol Ltd.	Oil, Gas & Consumable Fuels		4,807	110,605
	Ansell Ltd.	Health Care Equipment & Supplies		2,584	50,006
	Apa Group	Gas Utilities		23,940	191,823
	Appen Ltd.	IT Services		2,280	11,848
	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure		13,547	373,353
	Atlas Arteria Ltd.	Transportation Infrastructure		19,380	95,325
	Aurizon Holdings Ltd.	Road & Rail		35,606	98,664
	Australia & New Zealand Banking Group Ltd.	Banks		57,019	1,181,788
	Australian Stock Exchange Ltd	Capital Markets		3,914	240,428
	Bank of Queensland Ltd.	Banks		13,053	85,083
	Beach Energy Ltd.	Oil, Gas & Consumable Fuels		36,138	42,199
	Bendigo and Adelaide Bank Ltd.	Banks		11,267	87,063
	BHP Group Ltd.	Metals & Mining		101,745	3,953,979
	BlueScope Steel Ltd.	Metals & Mining		9,899	155,066
	Boral Ltd.	Construction Materials		8,208	21,327
	Brambles Ltd.	Commercial Services & Supplies		29,070	216,336
	carsales.com Ltd.	Interactive Media & Services		5,415	85,069
	Challenger Ltd.	Diversified Financial Services		13,680	69,343
	Charter Hall Group	Equity Real Estate Investment Trusts (REITs	)	9,519	118,018
	Cimic Group Ltd.	Construction & Engineering		1,900	31,390
	Cleanaway Waste Management Ltd.	Commercial Services & Supplies		27,778	64,248
	Cochlear Ltd.	Health Care Equipment & Supplies		1,292	218,621
	Coles Group Ltd.	Food & Staples Retailing		25,707	345,747
	Commonwealth Bank of Australia	Banks		34,561	2,745,110
	Computershare Ltd.	IT Services		10,868	201,585
a	Crown Resorts Ltd.	Hotels, Restaurants & Leisure		7,125	68,273
	CSL Ltd.	Biotechnology		9,671	1,947,422
	CSR Ltd.	Construction Materials		9,956	45,980
	Deterra Royalties Ltd.	Metals & Mining		8,607	31,218
	Dexus	Equity Real Estate Investment Trusts (REITs	)	21,812	179,358
	Domain Holdings Australia Ltd.	Interactive Media & Services		4,769	14,361
	Domino’s Pizza Enterprises Ltd.	Hotels, Restaurants & Leisure		1,235	81,474
	Downer EDI Ltd.	Commercial Services & Supplies		14,060	56,910
	Endeavour Group Ltd.	Food & Staples Retailing		25,707	140,731
	Evolution Mining Ltd.	Metals & Mining		34,922	115,389
a	Flight Centre Travel Group Ltd.	Hotels, Restaurants & Leisure		2,850	42,162
	Fortescue Metals Group Ltd.	Metals & Mining		32,186	499,354
	Goodman Group	Equity Real Estate Investment Trusts (REITs	)	37,145	638,494
	GPT Group	Equity Real Estate Investment Trusts (REITs	)	38,817	150,995
	Harvey Norman Holdings Ltd.	Multiline Retail		12,103	48,625
	IDP Education Ltd.	Diversified Consumer Services		3,686	87,414
	IGO Ltd.	Metals & Mining		12,578	132,803
	Iluka Resources Ltd.	Metals & Mining		8,569	72,650
	Incitec Pivot Ltd.	Chemicals		39,102	111,288
	Insurance Australia Group Ltd.	Insurance		49,894	164,109
	IOOF Holdings Ltd.	Capital Markets		13,053	36,268
	JB Hi-Fi Ltd.	Specialty Retail		2,280	92,834
	Lendlease Corp. Ltd.	Real Estate Management & Development		13,908	116,975
a	Lynas Rare Earths Ltd.	Metals & Mining		18,202	147,076
	Macquarie Group Ltd.	Capital Markets		7,030	1,073,098
	Magellan Financial Group Ltd.	Capital Markets		2,812	33,660

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SCHEDULE OF INVESTMENTS

Franklin FTSE Australia ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Australia (continued)
	Medibank Private Ltd.	Insurance		55,803	$129,068
	Metcash Ltd.	Food & Staples Retailing		19,342	65,943
	Mineral Resources Ltd.	Metals & Mining		2,812	111,306
	Mirvac Group	Equity Real Estate Investment Trusts (REITs	)	79,667	148,967
	National Australia Bank Ltd.	Banks		65,645	1,594,729
	Newcrest Mining Ltd.	Metals & Mining		18,050	362,451
a	NEXTDC Ltd.	IT Services		9,082	79,523
	Northern Star Resources Ltd.	Metals & Mining		23,047	185,879
	Nufarm Ltd.	Chemicals		6,498	30,888
	Orica Ltd.	Chemicals		8,189	98,085
	Origin Energy Ltd.	Electric Utilities		35,530	166,224
	Orora Ltd.	Containers & Packaging		17,366	47,078
	OZ Minerals Ltd.	Metals & Mining		6,555	131,282
	Perpetual Ltd.	Capital Markets		1,140	29,749
a	Pilbara Minerals Ltd.	Metals & Mining		53,200	127,842
	Platinum Asset Management Ltd.	Capital Markets		10,716	17,784
	Pro Medicus Ltd.	Health Care Technology		855	31,455
a	Qantas Airways Ltd.	Airlines		15,010	58,726
	QBE Insurance Group Ltd.	Insurance		29,830	257,610
	Qube Logistics Holdings Ltd.	Transportation Infrastructure		29,450	69,221
	Ramsay Health Care Ltd.	Health Care Providers & Services		3,534	172,899
	REA Group Ltd.	Interactive Media & Services		1,026	104,376
	Reece Ltd.	Trading Companies & Distributors		5,339	76,418
	Rio Tinto Ltd.	Metals & Mining		7,524	672,989
	Santos Ltd.	Oil, Gas & Consumable Fuels		62,130	361,121
	Scentre Group	Equity Real Estate Investment Trusts (REITs	)	104,994	240,478
	SEEK Ltd.	Interactive Media & Services		7,068	158,276
	Seven Group Holdings Ltd.	Trading Companies & Distributors		2,869	45,696
	Shopping Centres Australasia Property Group	Equity Real Estate Investment Trusts (REITs	)	22,629	49,620
	Sonic Healthcare Ltd.	Health Care Providers & Services		9,671	257,671
	South32 Ltd.	Metals & Mining		94,468	356,122
a	Star Entertainment Grp Ltd.	Hotels, Restaurants & Leisure		17,537	42,801
	Stockland	Equity Real Estate Investment Trusts (REITs	)	48,298	154,870
	Suncorp-Metway Ltd.	Insurance		25,536	213,240
	Tabcorp Holdings Ltd.	Hotels, Restaurants & Leisure		42,104	168,840
	Telstra Corp. Ltd.	Diversified Telecommunication Services		83,372	247,928
	TPG Telecom Limited	Diversified Telecommunication Services		7,467	33,924
	Transurban Group	Transportation Infrastructure		61,598	626,782
	Treasury Wine Estates Ltd.	Beverages		14,630	127,222
	Vicinity Centres	Equity Real Estate Investment Trusts (REITs	)	76,133	106,626
	Washington H Soul Pattinson & Co. Ltd.	Oil, Gas & Consumable Fuels		5,358	115,155
	Wesfarmers Ltd.	Multiline Retail		22,914	867,418
	Westpac Banking Corp.	Banks		70,889	1,290,394
	Whitehaven Coal Ltd.	Oil, Gas & Consumable Fuels		17,670	55,068
	WiseTech Global Ltd.	Software		3,192	122,440
	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels		19,456	468,996
	Woolworths Group Ltd.	Food & Staples Retailing		24,510	685,799
	Worley Ltd.	Energy Equipment & Services		7,619	73,864

					29,041,880

	New Zealand 0.7%
a	Xero Ltd.	Software		2,527	194,983

	United Kingdom 1.2%
	Amcor PLC, IDR	Containers & Packaging		31,236	359,122

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SCHEDULE OF INVESTMENTS

Franklin FTSE Australia ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
United States 1.1%
James Hardie Industries PLC, CDI	Construction Materials	8,987	$274,001
Sims Ltd.	Metals & Mining	3,325	53,833

			327,834

Total Investments (Cost $24,550,745) 99.9%			29,923,819
Other Assets, less Liabilities 0.1%			44,365

Net Assets 100.0%			$29,968,184

aNon-income producing.

See Abbreviations on page 365

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Brazil ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$20.70		$14.46		$25.72	$27.87	$24.37

Income from investment operations[b]:

Net investment income[c]	1.84		0.46		1.07	0.80	0.50

Net realized and unrealized gains (losses)	2.55		6.31		(11.33)	(2.07)	3.11

Total from investment operations	4.39		6.77		(10.26)	(1.27)	3.61

Less distributions from net investment income	(1.53)		(0.53)		(1.00)	(0.88)	(0.11)

Net asset value, end of year	$23.56		$20.70		$14.46	$25.72	$27.87

Total return[d]	23.03%		46.83%		(41.69)%	(3.98)%	14.86%

Ratios to average net assets[e]

Total expenses	0.19%		0.19%		0.23%	0.19%	0.19%

Net investment income	8.87%		2.43%		4.26%	3.37%	4.53%

Supplemental data

Net assets, end of year (000’s)	$527,820		$107,656		$102,700	$20,579	$44,593

Portfolio turnover rate[f]	17.71%	[g]	21.01%	[g]	36.07% [g]	39.76%	4.79%

aFor the period November 3, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	14.95%	9.31%	17.47%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Brazil ETF

		Industry	Shares	Value
	Common Stocks 73.6%
	Brazil 71.3%
	Ambev SA	Beverages	4,636,820	$15,026,890
	Americanas SA	Internet & Direct Marketing Retail	696,805	4,787,652
	Americanas SA RCP	Internet & Direct Marketing Retail	11,982	80,990
	Armac Locacao Logistica E Servicos SA	Trading Companies & Distributors	67,200	270,670
	Atacadao Distribuicao Comercio Industria Ltd.	Food & Staples Retailing	268,800	1,273,872
	Auren Energia SA	Electric Utilities	295,543	994,484
a	Azul SA	Airlines	291,200	1,465,820
	B3 SA—Brasil Bolsa Balcao	Capital Markets	6,496,000	21,475,849
	Banco Bradesco SA	Banks	1,500,840	5,770,336
	Banco BTG Pactual SA	Capital Markets	1,232,000	6,751,182
	Banco do Brasil SA	Banks	896,004	6,542,859
	Banco Inter SA	Banks	492,800	707,267
	Banco Santander Brasil SA	Banks	380,800	2,955,398
	BB Seguridade Participacoes SA	Insurance	716,800	3,855,556
a	BR Malls Participacoes SA	Real Estate Management & Development	873,600	1,706,038
	Bradespar SA	Metals & Mining	27,030	168,484
a	BRF SA	Food Products	1,142,400	4,469,158
	Caixa Seguridade Participacoes SA	Insurance	470,400	880,029
	CCR SA	Transportation Infrastructure	1,187,200	3,422,730
	Centrais Eletricas Brasileiras SA	Electric Utilities	649,600	5,191,933
	Cia Brasileira de Distribuicao	Food & Staples Retailing	156,877	797,268
	Cia Paranaense de Energia	Electric Utilities	336,000	480,813
	Cia Siderurgica Nacional SA	Metals & Mining	694,400	3,803,750
	Cielo SA	IT Services	1,232,000	806,305
	Companhia de Locacao das Americas	Road & Rail	358,400	2,048,453
	Companhia de Saneamento Basico do Estado de Sao Paulo	Water Utilities	358,400	3,598,368
	Companhia Energetica de Minas Gerais	Electric Utilities	268,862	1,150,257
	Cosan SA	Oil, Gas & Consumable Fuels	1,276,800	6,354,511
	CPFL Energia SA	Electric Utilities	201,600	1,369,045
	CSN Mineracao SA	Metals & Mining	560,000	710,614
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	Household Durables	291,200	1,071,789
	Dexco SA	Paper & Forest Products	317,530	980,932
	EDP—Energias do Brasil SA	Electric Utilities	291,200	1,441,308
a	Embraer SA	Aerospace & Defense	784,000	2,468,174
	Energisa SA	Electric Utilities	268,880	2,761,821
a	Eneva SA	Independent Power and Renewable Electricity Producers	1,052,800	3,274,526
	Engie Brasil Energia SA	Independent Power and Renewable Electricity Producers	179,200	1,630,617
	Equatorial Energia SA	Electric Utilities	963,200	5,515,351
	Getnet Adquirencia e Servicos para Meios de Pagamento SA	IT Services	116,650	89,600
b	GPS Participacoes e Empreendimentos SA, 144A	Commercial Services & Supplies	448,000	1,619,680
	Grendene SA	Textiles, Apparel & Luxury Goods	358,400	753,462
a	GRUPO DE MODA SOMA SA	Textiles, Apparel & Luxury Goods	470,400	1,508,622
a	Grupo Mateus SA	Food & Staples Retailing	436,700	490,741
b,c	Hapvida Participacoes e Investimentos SA, 144A, Reg S	Health Care Providers & Services	4,256,020	10,604,336
	Hypera SA	Pharmaceuticals	425,600	3,466,993
	Itau Unibanco Holding SA	Banks	470,400	2,336,186
	Klabin SA	Containers & Packaging	851,200	4,320,530
	Localiza Rent a Car SA	Road & Rail	627,200	8,064,462
a,b	Locaweb Servicos de Internet SA, 144A	IT Services	448,000	952,199

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SCHEDULE OF INVESTMENTS

Franklin FTSE Brazil ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Brazil (continued)
	Lojas Renner SA	Multiline Retail	1,030,424	$5,963,165
	M Dias Branco SA	Food Products	134,400	696,331
	Magazine Luiza SA	Multiline Retail	3,225,644	4,629,445
	Marfrig Global Foods SA	Food Products	358,400	1,614,024
	Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development	291,200	1,500,137
a	Natura & Co. Holding SA	Personal Products	1,030,416	5,648,699
	Neoenergia SA	Electric Utilities	246,400	892,898
	Odontoprev SA	Health Care Providers & Services	291,200	768,453
a	Petro Rio SA	Oil, Gas & Consumable Fuels	716,800	3,591,580
	Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	3,920,040	29,070,636
	Porto Seguro SA	Insurance	191,400	850,273
	Raia Drogasil SA	Food & Staples Retailing	1,142,443	5,755,550
b	Rede D’Or Sao Luiz SA, 144A	Health Care Providers & Services	502,800	5,279,879
a	Rumo SA	Road & Rail	1,344,060	5,246,754
	Sao Martinho SA	Food Products	169,100	1,578,568
	Sendas Distribuidora SA	Food & Staples Retailing	828,885	2,841,473
	SIMPAR SA	Road & Rail	236,000	583,053
a	Smartfit Escola de Ginastica e Danca SA	Hotels, Restaurants & Leisure	112,000	506,739
	Sul America SA	Insurance	425,641	3,079,481
	Suzano SA	Paper & Forest Products	761,672	8,839,784
	Telefonica Brasil SA	Diversified Telecommunication Services	470,400	5,314,824
	TIM SA	Wireless Telecommunication Services	873,600	2,535,158
	Totvs SA	Software	470,400	3,601,290
	Transmissora Alianca de Energia Eletrica SA	Electric Utilities	224,000	2,080,695
	Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels	940,862	2,801,628
	Usinas Siderurgicas de Minas Gerais SA Usiminas	Metals & Mining	179,200	491,749
	Vale SA	Metals & Mining	4,357,659	87,667,631
	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	Road & Rail	201,600	542,612
a	Via SA	Specialty Retail	1,657,600	1,454,601
	Vibra Energia SA	Specialty Retail	1,209,600	5,951,335
	WEG SA	Electrical Equipment	1,568,000	11,506,047
	YDUQS Participacoes SA	Diversified Consumer Services	313,600	1,381,914

				376,534,316

	United States 2.3%
	JBS SA	Food Products	1,523,200	11,933,782

	Total Common Stocks (Cost $355,507,925)			388,468,098

	Preferred Stocks 25.7%
	Brazil 25.7%
d	Alpargatas SA, 1.669%, pfd.	Textiles, Apparel & Luxury Goods	179,200	983,121
d	Banco Bradesco SA, 4.514%, pfd.	Banks	5,017,661	23,462,458
b,d	Banco Inter SA, 0.376%, pfd., 144A	Banks	851,200	1,286,128
d	Banco Pan SA, 2.115%, pfd.	Banks	358,000	797,824
d	Bradespar SA, 32.252%, pfd.	Metals & Mining	268,884	1,871,796
d	Braskem SA, 17.018%, pfd., A	Chemicals	201,600	1,879,414
d	Centrais Eletricas Brasileiras SA, 5.651%, pfd.	Electric Utilities	291,200	2,298,004
d	Cia de Transmissao de Energia Eletrica Paulista, 7.515%, pfd.	Electric Utilities	201,600	1,121,709

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SCHEDULE OF INVESTMENTS

Franklin FTSE Brazil ETF (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	Brazil (continued)
d	Companhia Energetica de Minas Gerais, 8.271%, pfd.	Electric Utilities	1,030,474	$3,298,332
d	Companhia Paranaense de Energia, 17.328%, pfd.	Electric Utilities	1,411,200	2,245,115
d	Gerdau SA, 10.191%, pfd.	Metals & Mining	1,142,400	7,406,926
d	Itau Unibanco Holding SA, 2.533%, pfd.	Banks	5,084,800	29,404,835
d	Itausa SA, 5.293%, pfd.	Banks	5,062,478	11,452,485
d	Metalurgica Gerdau SA, 17.374%, pfd.	Metals & Mining	761,600	1,964,923
d	Petroleo Brasileiro SA, 16.900%, pfd.	Oil, Gas & Consumable Fuels	5,936,040	41,785,065
d	Raizen SA, 0.309%, pfd.	Oil, Gas & Consumable Fuels	1,254,400	1,855,750
d	Unipar Carbocloro SA, 14.844%, pfd., B	Chemicals	44,800	980,953
d	Usinas Siderurgicas de Minas Gerais SA Usiminas, 10.208%, pfd., A	Metals & Mining	492,800	1,448,756

	Total Preferred Stocks (Cost $125,050,461)			135,543,594

	Total Investments (Cost $480,558,386) 99.3%			524,011,692
	Other Assets, less Liabilities 0.7%			3,807,811

	Net Assets 100.0%			$527,819,503

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $19,742,222, representing 3.7% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the value of this security was $10,604,336, representing 2.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
Bovespa Index	Long	125	$3,166,569	4/13/22	$210,014
Mini Bovespa Index	Long	17	86,141	4/13/22	3,488

Total Futures Contracts					$213,502

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Canada ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.20		$19.50		$24.13	$23.77	$24.80

Income from investment operations[b]:

Net investment income[c]	0.80		0.75		0.69	0.67	0.24

Net realized and unrealized gains (losses)	5.77		10.63		(4.72)	0.33	(1.25)

Total from investment operations	6.57		11.38		(4.03)	1.00	(1.01)

Less distributions from net investment income	(0.70)		(0.68)		(0.60)	(0.64)	(0.02)

Net asset value, end of year	$36.07		$30.20		$19.50	$24.13	$23.77

Total return[d]	21.95%		59.10%		(17.25)%	4.48%	(4.06)%

Ratios to average net assets[e]

Total expenses	0.09%		0.09%		0.09%	0.09%	0.09%

Net investment income	2.37%		2.88%		2.73%	2.79%	2.39%

Supplemental data

Net assets, end of year (000’s)	$43,289		$24,160		$4,876	$4,827	$2,377

Portfolio turnover rate[f]	5.63%	[g]	3.14%	[g]	4.57% [g]	6.95%	1.26%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.63%	3.14%	4.57%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Canada ETF

		Industry	Shares	Value
	Common Stocks 99.9%
	Canada 97.5%
	Agnico Eagle Mines Ltd.	Metals & Mining	10,536	$645,294
	Alimentation Couche-Tard Inc.	Food & Staples Retailing	18,456	832,186
	Bank of Montreal	Banks	15,504	1,826,022
	The Bank of Nova Scotia	Banks	28,272	2,028,078
	Barrick Gold Corp.	Metals & Mining	41,280	1,013,286
	BCE Inc.	Diversified Telecommunication Services	7,032	390,151
	Brookfield Asset Management Inc., A	Capital Markets	31,032	1,756,008
	Canadian Imperial Bank of Commerce	Banks	10,200	1,239,222
	Canadian National Railway Co.	Road & Rail	13,800	1,852,816
	Canadian Natural Resources Ltd.	Oil, Gas & Consumable Fuels	27,048	1,676,302
	Canadian Pacific Railway Ltd.	Road & Rail	21,624	1,786,289
	Canadian Tire Corp. Ltd., A	Multiline Retail	1,320	199,482
	Canadian Utilities Ltd., A	Multi-Utilities	2,808	86,147
	Cenovus Energy Inc.	Oil, Gas & Consumable Fuels	29,352	489,729
a	CGI Inc., A	IT Services	5,064	403,766
	Constellation Software Inc.	Software	444	759,640
	Dollarama Inc.	Multiline Retail	6,576	373,274
	Enbridge Inc.	Oil, Gas & Consumable Fuels	47,160	2,172,898
	Fairfax Financial Holdings Ltd.	Insurance	501	273,565
	Fortis Inc.	Electric Utilities	10,944	541,746
	Franco-Nevada Corp.	Metals & Mining	4,416	703,350
	George Weston Ltd.	Food & Staples Retailing	1,656	204,108
	Great-West Lifeco Inc.	Insurance	6,288	185,461
b	Hydro One Ltd., 144A	Electric Utilities	7,320	197,380
	IGM Financial Inc.	Capital Markets	1,872	66,199
	Imperial Oil Ltd.	Oil, Gas & Consumable Fuels	4,920	238,309
	Intact Financial Corp.	Insurance	3,312	489,806
	Loblaw Cos. Ltd.	Food & Staples Retailing	3,672	329,791
	Magna International Inc.	Auto Components	6,528	419,469
	Manulife Financial Corp.	Insurance	45,288	966,637
	Metro Inc., A	Food & Staples Retailing	5,616	323,548
	National Bank of Canada	Banks	7,848	602,117
	Nutrien Ltd.	Chemicals	13,296	1,375,533
	Pembina Pipeline Corp.	Oil, Gas & Consumable Fuels	12,816	481,940
	Power Corp. of Canada	Insurance	12,648	391,880
	Restaurant Brands International Inc.	Hotels, Restaurants & Leisure	7,056	412,610
	Rogers Communications Inc., B	Wireless Telecommunication Services	8,160	462,273
	Royal Bank of Canada	Banks	33,216	3,660,262
	Saputo Inc.	Food Products	5,616	133,133
	Shaw Communications Inc.	Media	9,984	310,139
a	Shopify Inc., A	IT Services	2,649	1,793,083
	Sun Life Financial Inc.	Insurance	13,656	763,131
	Suncor Energy Inc.	Oil, Gas & Consumable Fuels	33,480	1,090,938
	TC Energy Corp.	Oil, Gas & Consumable Fuels	22,800	1,287,080
	Teck Resources Ltd., B	Metals & Mining	10,800	436,479
	TELUS Corp.	Diversified Telecommunication Services	10,560	276,121
	Thomson Reuters Corp.	Professional Services	3,840	417,280
	The Toronto-Dominion Bank	Banks	42,384	3,365,813
	Wheaton Precious Metals Corp.	Metals & Mining	10,488	499,189

				42,228,960

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SCHEDULE OF INVESTMENTS

Franklin FTSE Canada ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States 2.4%
a	Bausch Health Companies Inc.	Pharmaceuticals	7,320	$167,375
	Waste Connections Inc.	Commercial Services & Supplies	6,096	853,259

				1,020,634

	Total Investments (Cost $35,766,724) 99.9%			43,249,594
	Other Assets, less Liabilities 0.1%			39,217

	Net Assets 100.0%			$43,288,811

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $197,380, representing 0.5% of net assets.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE China ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.78	$22.19		$24.01	$25.99	$24.95

Income from investment operations[b]:

Net investment income (loss)[c]	0.49	0.32		0.45	0.40	(0.01)

Net realized and unrealized gains (losses)	(10.47)	9.56		(1.78)	(1.99)	1.05

Total from investment operations	(9.98)	9.88		(1.33)	(1.59)	1.04

Less distributions from net investment income	(0.37)	(0.29)		(0.49)	(0.39)	—	[d]

Net asset value, end of year	$21.43	$31.78		$22.19	$24.01	$25.99

Total return[e]	(31.63)%	44.67%		(5.64)%	(5.94)%	4.17%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.19%	0.19%		0.19%	0.19%	0.19%

Expenses net of waiver and payments by affiliates	0.19%	0.19%		0.19%	—%	—%

Net investment income (loss)	1.80%	1.06%		1.94%	1.70%	(0.12)%

Supplemental data

Net assets, end of year (000’s)	$111,454	$120,782		$48,807	$43,220	$31,191

Portfolio turnover rate[g]	12.78% [h]	15.97%	[h]	32.47% [h]	7.21%	2.71%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	12.00%	15.31%	32.47%

190	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE China ETF

		Industry	Shares	Value
	Common Stocks 100.0%
	China 95.8%
	360 DigiTech Inc.	Consumer Finance	6,786	$104,437
a	360 Security Technology Inc., A	Software	26,000	40,875
a,b	3SBio Inc., 144A	Biotechnology	52,000	42,496
a	51job Inc., ADR	Professional Services	1,352	79,160
b	A-Living Services Co. Ltd., 144A	Commercial Services & Supplies	19,500	27,290
	Addsino Co. Ltd., A	Communications Equipment	5,200	8,912
a	Advanced Micro-Fabrication Equipment Inc. China, A	Semiconductors & Semiconductor Equipment	2,040	37,422
	AECC Aero-Engine Control Co. Ltd.	Aerospace & Defense	5,200	19,012
	AECC Aviation Power Co. Ltd., A	Aerospace & Defense	10,400	73,559
	Agile Group Holdings Ltd.	Real Estate Management & Development	72,000	36,499
	Agricultural Bank of China Ltd., A	Banks	327,600	158,946
	Agricultural Bank of China Ltd., H	Banks	1,534,000	589,593
	Aier Eye Hospital Group Co. Ltd.	Health Care Providers & Services	17,690	87,919
a	Air China Ltd., A	Airlines	20,800	29,850
a	Air China Ltd., H	Airlines	76,000	53,278
a,b	Akeso Inc., 144A	Biotechnology	26,000	55,377
a	Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	706,732	10,116,283
a	Alpha Group, A	Leisure Products	7,800	6,094
a	Aluminum Corp. of China Ltd., A	Metals & Mining	44,200	40,523
a	Aluminum Corp. of China Ltd., H	Metals & Mining	208,000	122,175
a	Amlogic Shanghai Co. Ltd., A	Semiconductors & Semiconductor Equipment	1,456	25,895
	Angang Steel Co. Ltd.	Metals & Mining	20,800	11,632
	Angang Steel Co. Ltd., H	Metals & Mining	70,000	32,268
	Angel Yeast Co. Ltd., A	Food Products	2,600	17,071
a,b	Angelalign Technology Inc., 144A	Health Care Equipment & Supplies	1,200	20,655
	Anhui Anke Biotechnology Group Co. Ltd.	Biotechnology	6,316	9,800
	Anhui Conch Cement Co. Ltd., A	Construction Materials	13,000	80,870
	Anhui Conch Cement Co. Ltd., H	Construction Materials	61,200	314,932
	Anhui Expressway Co. Ltd., H	Transportation Infrastructure	18,000	17,583
	Anhui Gujing Distillery Co. Ltd., A	Beverages	1,100	29,693
	Anhui Gujing Distillery Co. Ltd., B	Beverages	6,200	80,150
	Anhui Zhongding Sealing Parts Co. Ltd., A	Auto Components	5,200	12,295
	Anta Sports Products Ltd.	Textiles, Apparel & Luxury Goods	57,200	718,707
	Apeloa Pharmaceutical Co. Ltd., A	Pharmaceuticals	5,200	25,606
	Asymchem Laboratories Tianjin Co. Ltd., A	Pharmaceuticals	500	28,906
	Autohome Inc., ADR	Interactive Media & Services	2,938	89,345
	Avary Holding Shenzhen Co. Ltd., A	Electronic Equipment, Instruments & Components	2,600	11,804
	Avic Capital Co. Ltd., A	Diversified Financial Services	33,800	22,043
	AVIC Electromechanical Systems Co. Ltd.	Aerospace & Defense	13,000	22,158
	AviChina Industry & Technology Co. Ltd., H	Aerospace & Defense	130,000	72,209
	AVICOPTER PLC, A	Aerospace & Defense	2,600	20,847
b	BAIC Motor Corp. Ltd., 144A	Automobiles	104,000	34,926
a	Baidu Inc., A	Interactive Media & Services	102,584	1,853,517
a	Baidu Inc., ADR	Interactive Media & Services	938	124,097
	Bank of Beijing Co. Ltd., A	Banks	72,800	52,523
	Bank of Changsha Co. Ltd., A	Banks	13,000	15,666
	Bank of Chengdu Co. Ltd., A	Banks	5,200	12,304
	Bank of China Ltd., A	Banks	156,000	80,358
	Bank of China Ltd., H	Banks	3,796,000	1,526,853
	Bank of Communications Co. Ltd., A	Banks	140,400	113,017
	Bank of Communications Co. Ltd., H	Banks	364,000	261,215
	Bank of Guiyang Co. Ltd., A	Banks	13,000	13,024
	Bank of Hangzhou Co. Ltd., A	Banks	20,800	46,167
	Bank of Jiangsu Co. Ltd., A	Banks	19,000	21,101
	Bank of Nanjing Co. Ltd., A	Banks	36,400	61,182
	Bank of Ningbo Co. Ltd., A	Banks	23,420	137,943
	Bank of Qingdao Co. Ltd., A	Banks	15,600	9,756

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Bank of Shanghai Co. Ltd., A	Banks	49,400	$51,672
	Bank of Suzhou Co. Ltd., A	Banks	5,200	6,062
a	Bank of Zhengzhou Co. Ltd.	Banks	19,880	9,207
	Baoshan Iron & Steel Co. Ltd., A	Metals & Mining	67,600	71,880
	BBMG Corp., A	Construction Materials	33,800	16,293
	BBMG Corp., H	Construction Materials	130,000	21,082
	Beijing Capital Co. Ltd., A	Water Utilities	26,000	12,902
	Beijing Capital Development Co. Ltd., A	Real Estate Management & Development	7,800	8,110
a	Beijing Capital International Airport Co. Ltd.	Transportation Infrastructure	104,000	60,955
	Beijing Dabeinong Technology Group Co. Ltd.	Food Products	13,000	17,816
	Beijing E-Hualu Information Technology Co. Ltd., A	Software	2,600	8,630
	Beijing Easpring Material Technology Co. Ltd., A	Chemicals	2,600	30,800
	Beijing Enlight Media Co. Ltd.	Entertainment	10,400	13,434
	Beijing Enterprises Holdings Ltd.	Gas Utilities	28,000	88,847
a	Beijing Jetsen Technology Co. Ltd., A	Software	7,800	7,225
	Beijing Jingneng Clean Energy Co. Ltd., H	Independent Power and Renewable Electricity Producers	104,000	23,638
	Beijing Kingsoft Office Software Inc., A	Software	1,560	46,116
	Beijing New Building Materials PLC	Building Products	5,200	24,828
a	Beijing Orient National Communication Science &Technology Co. Ltd.	Software	5,200	9,273
	Beijing Originwater Technology Co. Ltd.	Commercial Services & Supplies	10,400	9,830
	Beijing Roborock Technology Co. Ltd., A	Household Durables	200	17,459
a	Beijing Sanju Environmental Protection and New Material Co. Ltd.	Chemicals	9,000	9,300
	Beijing Shiji Information Technology Co. Ltd.	Software	4,200	13,166
	Beijing Shougang Co. Ltd.	Metals & Mining	10,400	8,519
	Beijing Shunxin Agriculture Co. Ltd., A	Beverages	2,600	9,568
	Beijing Sinnet Technology Co. Ltd., A	IT Services	5,400	11,280
	Beijing Tiantan Biological Products Corp. Ltd., A	Biotechnology	5,600	21,772
a	Beijing Ultrapower Software Co. Ltd.	IT Services	7,800	5,689
	Beijing United Information Technology Co. Ltd., A	Trading Companies & Distributors	1,200	21,145
	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd., A	Biotechnology	700	30,655
	Beijing Yanjing Brewery Co. Ltd.	Beverages	10,400	11,910
	Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	800	16,189
	Beijing Zhong Ke San Huan High-Tech Co. Ltd.	Electronic Equipment, Instruments & Components	5,560	10,904
	Beijing-Shanghai High Speed Railway Co. Ltd.	Road & Rail	98,800	74,395
a	Bilibili Inc., ADR	Entertainment	897	22,945
a	Bilibili Inc., Z	Entertainment	11,583	320,066
b	Blue Moon Group Holdings Ltd., 144A	Household Products	39,000	27,888
	Blue Sail Medical Co. Ltd., A	Health Care Equipment & Supplies	2,600	5,406
	Bluefocus Intelligent Communications Group Co. Ltd.	Media	10,400	13,712
	Bluestar Adisseo Co., A	Chemicals	2,600	4,042
	BOC International China Co. Ltd., A	Capital Markets	2,600	5,488
	BOE Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	49,400	22,267
	BOE Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	124,800	84,732
	Boya Bio-pharmaceutical Group Co. Ltd., A	Biotechnology	2,600	12,058

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Bright Dairy & Food Co. Ltd., A	Food Products	5,200	$9,371
a	BTG Hotels Group Co. Ltd., A	Hotels, Restaurants & Leisure	5,200	18,775
	By-health Co. Ltd., A	Personal Products	5,200	17,440
	BYD Co. Ltd.	Automobiles	6,500	235,299
	BYD Co. Ltd., H	Automobiles	41,000	1,174,809
	BYD Electronic International Co. Ltd.	Communications Equipment	41,500	83,727
	C&S Paper Co. Ltd., A	Household Products	5,200	9,830
	Caitong Securities Co. Ltd., A	Capital Markets	5,200	6,946
	Camel Group Co. Ltd., A	Electrical Equipment	5,200	9,224
a,b,c	CanSino Biologics Inc., 144A, Reg S	Pharmaceuticals	3,200	51,444
a	CanSino Biologics Inc., A	Pharmaceuticals	240	8,775
	CECEP Solar Energy Co. Ltd.	Independent Power and Renewable Electricity Producers	10,400	14,351
	CECEP Wind-Power Corp	Independent Power and Renewable Electricity Producers	18,200	13,160
	Central China Securities Co. Ltd., A	Capital Markets	10,400	7,585
	Central China Securities Co. Ltd., H	Capital Markets	52,000	9,296
	CGN Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	28,600	12,299
b	CGN Power Co. Ltd., H, 144A	Independent Power and Renewable Electricity Producers	546,000	142,925
	Changchun High & New Technology Industry Group Inc.	Pharmaceuticals	1,200	31,729
	Changjiang Securities Co. Ltd.	Capital Markets	20,800	20,413
	Changzhou Xingyu Automotive LightingSystems Co. Ltd., A	Auto Components	1,000	20,471
	Chaozhou Three-Circle Group Co. Ltd., A	Electronic Equipment, Instruments & Components	7,800	34,392
	Chengdu Xingrong Environment Co. Ltd., A	Water Utilities	10,400	8,142
a	Chengxin Lithium Group Co. Ltd., A	Paper & Forest Products	2,600	20,819
	China Baoan Group Co. Ltd.	Industrial Conglomerates	7,800	13,749
	China Cinda Asset Management Co. Ltd., H	Capital Markets	442,000	75,629
	China CITIC Bank Corp. Ltd., A	Banks	33,800	27,101
	China CITIC Bank Corp. Ltd., H	Banks	468,000	237,245
	China Coal Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	18,200	23,194
	China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	104,000	78,218
	China Communications Services Corp. Ltd., H	Construction & Engineering	122,000	55,303
a	China Conch Environment Protection Holdings Ltd.	Commercial Services & Supplies	81,620	102,137
	China Conch Venture Holdings Ltd.	Construction & Engineering	81,620	238,667
	China Construction Bank Corp., A	Banks	33,800	33,491
	China Construction Bank Corp., H	Banks	4,628,000	3,480,721
	China CSSC Holdings Ltd., A	Machinery	15,600	42,464
b,c	China East Education Holdings Ltd., 144A, Reg S	Diversified Consumer Services	26,000	15,172
a	China Eastern Airlines Corp. Ltd., A	Airlines	39,000	28,752
a	China Eastern Airlines Corp. Ltd., H	Airlines	52,000	17,529
a	China Energy Engineering Corp. Ltd.	Construction & Engineering	111,800	42,972
	China Everbright Bank Co. Ltd., A	Banks	148,200	77,040
	China Everbright Bank Co. Ltd., H	Banks	156,000	59,162
d	China Evergrande Group	Real Estate Management & Development	182,000	38,346
b,c	China Feihe Ltd., 144A, Reg S	Food Products	130,000	128,815
	China Galaxy Securities Co. Ltd., A	Capital Markets	7,800	12,226
	China Galaxy Securities Co. Ltd., H	Capital Markets	182,000	102,023
	China Great Wall Securities Co. Ltd., A	Capital Markets	7,800	11,697
	China Greatwall Technology Group Co. Ltd.	Technology Hardware, Storage & Peripherals	10,400	18,857
	China Hongqiao Group Ltd.	Metals & Mining	104,000	138,907
	China International Capital Corp. Ltd., A	Capital Markets	2,600	17,042

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
b	China International Capital Corp. Ltd., H, 144A	Capital Markets	72,800	$162,493
	China International Marine Containers (Group) Co. Ltd., H	Machinery	20,800	34,050
	China International Marine Containers Group Co. Ltd.	Machinery	5,500	12,034
	China Jinmao Holdings Group Ltd.	Real Estate Management & Development	312,000	92,826
	China Jushi Co. Ltd., A	Construction Materials	14,287	34,299
	China Lesso Group Holdings Ltd.	Building Products	52,000	63,212
	China Life Insurance Co. Ltd., H	Insurance	364,000	559,614
a,b	China Literature Ltd., 144A	Media	20,800	86,718
	China Lodging Group Ltd., ADR	Hotels, Restaurants & Leisure	10,816	356,820
	China Longyuan Power Group Corp.	Independent Power and Renewable Electricity Producers	156,000	355,369
	China Medical System Holdings Ltd.	Pharmaceuticals	65,000	102,421
	China Meheco Co. Ltd., A	Trading Companies & Distributors	2,600	14,892
	China Meidong Auto Holdings Ltd.	Specialty Retail	22,000	84,276
	China Merchants Bank Co. Ltd., A	Banks	72,800	536,702
	China Merchants Bank Co. Ltd., H	Banks	188,500	1,481,494
	China Merchants Expressway Network & Technology Holdings Co. Ltd.	Transportation Infrastructure	10,400	12,795
	China Merchants Port Holdings Co. Ltd.	Transportation Infrastructure	69,320	125,692
	China Merchants Property Operation & Service Co. Ltd., A	Real Estate Management & Development	2,600	7,229
b	China Merchants Securities Co. Ltd., 144A	Capital Markets	20,800	24,541
	China Merchants Securities Co. Ltd., A	Capital Markets	26,400	60,177
	China Merchants Shekou Industrial Zone Holdings Co. Ltd., A	Real Estate Management & Development	26,000	62,091
	China Minmetals Rare Earth Co. Ltd., A	Metals & Mining	2,600	11,931
	China Minsheng Banking Corp. Ltd., A	Banks	119,600	71,970
	China Minsheng Banking Corp. Ltd., H	Banks	312,000	117,527
	China Molybdenum Co. Ltd., A	Metals & Mining	33,800	27,740
	China Molybdenum Co. Ltd., H	Metals & Mining	195,000	101,840
	China National Building Material Co. Ltd., H	Construction Materials	208,000	258,692
	China National Chemical Engineering Co. Ltd., A	Construction & Engineering	23,400	35,534
	China National Medicines Corp. Ltd., A	Health Care Providers & Services	2,600	12,013
	China National Nuclear Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	52,000	66,432
	China Northern Rare Earth Group High-Tech Co. Ltd., A	Metals & Mining	13,000	79,313
	China Oilfield Services Ltd., A	Energy Equipment & Services	5,200	11,173
	China Oilfield Services Ltd., H	Energy Equipment & Services	104,000	106,637
	China Orient Securities Co. Ltd., A	Capital Markets	20,800	35,977
	China Overseas Land & Investment Ltd.	Real Estate Management & Development	195,000	583,899
	China Pacific Insurance Group Co. Ltd., A	Insurance	23,400	84,486
	China Pacific Insurance Group Co. Ltd., H	Insurance	130,000	317,389
	China Petroleum & Chemical Corp., A	Oil, Gas & Consumable Fuels	122,200	83,159
	China Petroleum & Chemical Corp., H	Oil, Gas & Consumable Fuels	1,248,000	626,279
	China Railway Group Ltd., A	Construction & Engineering	70,200	66,682
	China Railway Group Ltd., H	Construction & Engineering	182,000	102,023
b,c	China Railway Signal & Communication Corp. Ltd., 144A, Reg S	Electronic Equipment, Instruments & Components	78,000	24,800
	China Railway Signal & Communication Corp. Ltd., A	Electronic Equipment, Instruments & Components	22,516	15,784

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SCHEDULE OF INVESTMENTS

Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	China Reinsurance Group Corp., H	Insurance	364,000	$33,465
	China Resources Cement Holdings Ltd.	Construction Materials	114,000	95,056
	China Resources Double Crane Pharmaceutical Co. Ltd., A	Pharmaceuticals	2,600	6,963
	China Resources Microelectronics Ltd., A	Semiconductors & Semiconductor Equipment	3,432	29,611
b	China Resources Mixc Lifestyle Services Ltd., 144A	Real Estate Management & Development	31,200	154,379
b	China Resources Pharmaceutical Group Ltd., 144A	Pharmaceuticals	78,000	40,636
	China Resources Power Holdings Co. Ltd.	Independent Power and Renewable Electricity Producers	97,600	183,699
	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd.	Pharmaceuticals	2,600	18,578
	China Shenhua Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	23,400	109,736
	China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	172,848	553,986
	China Shipping Container Lines Co. Ltd., A	Trading Companies & Distributors	36,400	18,922
	China Shipping Development Co. Ltd., A	Oil, Gas & Consumable Fuels	15,600	15,728
	China South Publishing & Media Group Co. Ltd., A	Media	7,800	11,648
a	China Southern Airlines Co. Ltd., A	Airlines	41,600	40,564
a	China Southern Airlines Co. Ltd., H	Airlines	72,000	41,924
	China State Construction Engineering Corp. Ltd., A	Construction & Engineering	143,000	122,544
	China Suntien Green Energy Corp. Ltd., H	Oil, Gas & Consumable Fuels	78,000	44,122
	China Taiping Insurance Holdings Co. Ltd.	Insurance	72,800	89,148
	China Three Gorges Renewables Group Co. Ltd., A	Independent Power and Renewable Electricity Producers	85,800	82,987
	China Tourism Group Duty Free Corp. Ltd., A	Specialty Retail	6,900	178,660
b,c	China Tower Corp. Ltd., H, 144A, Reg S	Diversified Telecommunication Services	2,340,000	262,941
	China TransInfo Technology Co. Ltd.	IT Services	2,600	4,382
	China United Network Communications Ltd., A	Wireless Telecommunication Services	93,600	52,638
	China Vanke Co. Ltd., A	Real Estate Management & Development	33,800	101,963
	China Vanke Co. Ltd., H	Real Estate Management & Development	93,600	212,026
	China World Trade Center Co. Ltd., A	Real Estate Management & Development	2,600	6,635
	China Yangtze Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	78,000	270,317
	China Zhenhua Group Science & Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	2,600	46,445
	China Zheshang Bank Co. Ltd., A	Banks	26,000	13,598
	Chinalin Securities Co. Ltd., A	Capital Markets	2,600	5,943
	Chinese Universe Publishing and Media Group Co. Ltd., A	Media	5,200	9,265
a	Chongqing Brewery Co. Ltd., A	Beverages	2,600	43,918
	Chongqing Changan Automobile Co. Ltd.	Automobiles	20,880	37,266
	Chongqing Changan Automobile Co. Ltd., B	Automobiles	52,440	20,356
	Chongqing Department Store Co. Ltd., A	Multiline Retail	2,600	10,698
	Chongqing Fuling Zhacai Group Co. Ltd., A	Food Products	2,600	13,315

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Chongqing Rural Commercial Bank Co. Ltd., A	Banks	15,600	$9,781
	Chongqing Rural Commercial Bank Co. Ltd., H	Banks	104,000	40,902
	Chongqing Water Group Co. Ltd., A	Water Utilities	7,800	7,790
	Chongqing Zhifei Biological Products Co. Ltd.	Biotechnology	5,200	113,042
	CIFI Holdings Group Co. Ltd.	Real Estate Management & Development	208,000	122,440
	CITIC Ltd.	Industrial Conglomerates	234,000	260,252
	Citic Pacific Special Steel Group Co. Ltd., A	Metals & Mining	16,480	51,791
	CITIC Securities Co. Ltd., A	Capital Markets	42,200	138,936
	CITIC Securities Co. Ltd., H	Capital Markets	130,200	300,587
	CMST Development Co. Ltd., A	Air Freight & Logistics	7,800	6,574
	CNOOC Energy Technology & Services Ltd.	Energy Equipment & Services	18,200	7,540
	Contemporary Amperex Technology Co. Ltd.	Electrical Equipment	8,300	669,821
	COSCO SHIPPING Development Co. Ltd., H	Trading Companies & Distributors	182,000	36,951
	COSCO SHIPPING Energy Transportation Co. Ltd., H	Oil, Gas & Consumable Fuels	64,000	29,665
a	COSCO SHIPPING Holdings Co. Ltd., A	Marine	43,580	106,408
a	COSCO SHIPPING Holdings Co. Ltd., H	Marine	156,000	272,105
	Country Garden Holdings Co. Ltd.	Real Estate Management & Development	390,000	300,291
	Country Garden Services Holdings Co. Ltd.	Commercial Services & Supplies	92,000	394,719
	CRRC Corp. Ltd., A	Machinery	85,800	72,986
	CRRC Corp. Ltd., H	Machinery	208,000	83,398
b	CSC Financial Co. Ltd., 144A	Capital Markets	39,000	36,951
	CSC Financial Co. Ltd., A	Capital Markets	18,200	66,744
	CSG Holding Co. Ltd.	Construction Materials	54,600	20,358
	CSG Holding Co. Ltd.	Construction Materials	5,200	6,078
	CSPC Pharmaceutical Group Ltd.	Pharmaceuticals	416,000	480,731
	Daan Gene Co. Ltd.	Biotechnology	3,840	11,281
a	Dada Nexus Ltd., ADR	Internet & Direct Marketing Retail	3,380	30,859
b	Dali Foods Group Co. Ltd., 144A	Food Products	104,000	54,580
	Daqin Railway Co. Ltd., A	Road & Rail	52,000	56,275
	DaShenLin Pharmaceutical Group Co. Ltd., A	Food & Staples Retailing	960	4,528
	Datang International Power Generation Co. Ltd., A	Independent Power and Renewable Electricity Producers	23,400	8,773
	Datang International Power Generation Co. Ltd., H	Independent Power and Renewable Electricity Producers	156,000	22,509
	DHC Software Co. Ltd.	IT Services	10,400	11,632
	Dian Diagnostics Group Co. Ltd.	Health Care Providers & Services	2,600	11,886
a	DiDi Global Inc., ADR	Road & Rail	122,200	305,500
	Do-Fluoride Chemicals Co. Ltd., A	Chemicals	2,600	16,117
	Dong-E-E-Jiao Co. Ltd., A	Pharmaceuticals	2,600	13,884
	Dongfang Electric Corp. Ltd., A	Electrical Equipment	10,400	22,215
	Dongfang Electric Corp. Ltd., H	Electrical Equipment	15,600	17,470
	Dongfeng Motor Group Co. Ltd., H	Automobiles	156,000	117,328
	Dongxing Securities Co. Ltd., A	Capital Markets	10,400	15,990
	East Group Co. Ltd., A	Electrical Equipment	5,200	6,389
	East Money Information Co. Ltd.	Capital Markets	36,400	145,300
	Ecovacs Robotics Co. Ltd., A	Household Durables	1,700	29,099
	ENN Ecological Holdings Co. Ltd., A	Gas Utilities	10,400	29,014
	ENN Energy Holdings Ltd.	Gas Utilities	36,900	553,637

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Eternal Asia Supply Chain Management Ltd., A	Commercial Services & Supplies	10,400	$8,011
	Eve Energy Co. Ltd.	Electrical Equipment	6,700	85,142
b	Everbright Securities Co. Ltd., 144A	Capital Markets	15,600	10,697
	Everbright Securities Co. Ltd., A	Capital Markets	13,000	25,516
a,b,d	Evergrande Property Services Group Ltd., 144A	Real Estate Management & Development	221,000	64,905
	Fangda Carbon New Material Co. Ltd.	Electrical Equipment	13,000	17,304
	Faw Jiefang Group Co. Ltd.	Automobiles	10,400	14,155
	Fiberhome Telecommunication Technologies Co. Ltd., A	Communications Equipment	5,200	12,394
	Financial Street Holdings Co. Ltd., A	Real Estate Management & Development	7,800	7,532
	First Capital Securities Co. Ltd.	Capital Markets	15,600	14,401
	Flat Glass Group Co Ltd., H	Semiconductors & Semiconductor Equipment	26,000	100,595
	Flat Glass Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	2,600	18,431
	Focus Media Information Technology Co. Ltd.	Media	52,000	50,050
	Foshan Haitian Flavouring & Food Co. Ltd.	Food Products	13,056	179,795
	Fosun International Ltd.	Industrial Conglomerates	104,000	113,277
	Founder Securities Co. Ltd., A	Capital Markets	28,600	30,366
	Foxconn Industrial Internet Co. Ltd., A	Electronic Equipment, Instruments & Components	44,200	70,672
	Fu Jian Anjoy Foods Co. Ltd., A	Food Products	700	12,163
	Fujian Funeng Co. Ltd., A	Independent Power and Renewable Electricity Producers	5,200	9,084
	Fujian Sunner Development Co. Ltd.	Food Products	5,200	16,235
a,e	Full Truck Alliance Co. Ltd., Sponsored ADR	Road & Rail	28,210	188,161
	Fuyao Glass Industry Group Co. Ltd., A	Auto Components	7,800	43,718
b	Fuyao Group Glass Industries Co. Ltd., 144A	Auto Components	31,200	128,284
	G-bits Network Technology Xiamen Co. Ltd., A	Entertainment	200	11,358
	Ganfeng Lithium Co. Ltd.	Metals & Mining	5,200	102,925
b	Ganfeng Lithium Co. Ltd., H, 144A	Metals & Mining	7,400	105,830
a	GCL System Integration Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	20,800	11,763
	GD Power Development Co. Ltd., A	Independent Power and Renewable Electricity Producers	62,400	24,771
a	GDS Holdings Ltd., A	IT Services	42,496	216,783
a	GDS Holdings Ltd., ADR	IT Services	265	10,401
	GEM Co. Ltd.	Metals & Mining	18,200	24,025
	Gemdale Corp., A	Real Estate Management & Development	15,600	35,092
a	Genscript Biotech Corp.	Life Sciences Tools & Services	52,000	166,662
	GF Securities Co. Ltd.	Capital Markets	20,800	57,602
	GF Securities Co. Ltd., H	Capital Markets	78,000	110,754
	Gigadevice Semiconductor Beijing Inc., A	Semiconductors & Semiconductor Equipment	2,648	58,828
	Ginlong Technologies Co. Ltd., A	Electrical Equipment	900	29,722
	Glarun Technology Co. Ltd., A	Communications Equipment	5,200	13,082
	GoerTek Inc.	Electronic Equipment, Instruments & Components	13,000	70,446
a	GOME Retail Holdings Ltd.	Specialty Retail	598,000	37,416
	Gongniu Group Co. Ltd., A	Electrical Equipment	600	12,138
a	Grandjoy Holdings Group Co. Ltd., A	Real Estate Management & Development	15,600	11,525
	Great Wall Motor Co. Ltd., A	Automobiles	10,400	44,889
	Great Wall Motor Co. Ltd., H	Automobiles	156,000	250,193
	Greendland Holdings Corp. Ltd., A	Real Estate Management & Development	24,390	20,709
	Greentown China Holdings Ltd.	Real Estate Management & Development	39,000	71,313
	GRG Banking Equipment Co. Ltd.	Technology Hardware, Storage & Peripherals	7,800	13,061

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Guangdong Baolihua New Energy Stock Co. Ltd.	Independent Power and Renewable Electricity Producers	7,800	$5,947
	Guangdong Electric Power Development Co. Ltd., A	Independent Power and Renewable Electricity Producers	7,800	5,873
	Guangdong Electric Power Development Co. Ltd., B	Independent Power and Renewable Electricity Producers	41,600	11,208
a	Guangdong Golden Dragon Development Inc.	Capital Markets	2,600	6,127
	Guangdong Haid Group Co. Ltd.	Food Products	6,100	52,754
a	Guangdong HEC Technology Holding Co. Ltd., A	Metals & Mining	10,400	12,025
	Guangdong Kinlong Hardware Products Co. Ltd.	Building Products	700	11,829
a	Guangdong LY Intelligent Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components	26,000	20,806
	Guangdong Xinbao Electrical Appliances Holdings Co. Ltd.	Household Durables	2,600	6,832
a	Guanghui Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	23,400	30,226
a	Guangshen Railway Co. Ltd., A	Road & Rail	13,000	4,382
a	Guangshen Railway Co. Ltd., H	Road & Rail	52,000	8,831
	Guangxi Guiguan Electric Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	13,000	10,915
	Guangxi Liugong Machinery Co. Ltd.	Machinery	5,200	5,316
	Guangzhou Automobile Group Co. Ltd., A	Automobiles	10,400	18,398
	Guangzhou Automobile Group Co. Ltd., H	Automobiles	166,000	138,627
	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., A	Pharmaceuticals	5,200	25,688
	Guangzhou Baiyunshan Pharmceutical Holdings Co. Ltd.	Pharmaceuticals	15,600	41,334
	Guangzhou Haige Communications Group Inc. Co.	Communications Equipment	7,800	12,570
	Guangzhou Kingmed Diagnostics Group Co. Ltd.	Health Care Providers & Services	2,600	30,083
	Guangzhou R&F Properties Co. Ltd., H	Real Estate Management & Development	83,200	29,534
	Guangzhou Shiyuan Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	700	7,070
	Guangzhou TInc.i Materials Technology Co. Ltd.	Chemicals	3,430	50,790
	Guangzhou Wondfo Biotech Co. Ltd., A	Health Care Equipment & Supplies	2,600	19,688
	Guangzhou Yuexiu Financial Holdings Group Co. Ltd., A	Capital Markets	6,810	8,561
	Guangzhou Zhujiang Brewery Co. Ltd.	Beverages	5,200	6,299
a	Guizhou Bailing Group Pharmaceutical Co. Ltd., A	Pharmaceuticals	5,200	8,159
	Guizhou Panjiang Refined Coal Co. Ltd., A	Oil, Gas & Consumable Fuels	5,200	7,053
a	Guizhou Xinbang Pharmaceutical Co. Ltd.	Pharmaceuticals	7,800	7,974
	Guolian Securities Co. Ltd., A	Capital Markets	7,800	16,219
	Guosen Securities Co. Ltd.	Capital Markets	18,200	28,498
a	Guosheng Financial Holding Inc.	Electrical Equipment	7,800	11,169
a,b	Guotai Junan Securities Co. Ltd., 144A	Capital Markets	36,400	49,175
	Guotai Junan Securities Co. Ltd., A	Capital Markets	26,000	64,344
a	Guoxuan High-Tech Co. Ltd.	Electrical Equipment	5,200	28,187
	Guoyuan Securities Co. Ltd.	Capital Markets	15,600	17,571
b,c	Haidilao International Holding Ltd., 144A, Reg S	Hotels, Restaurants & Leisure	52,000	101,989
	Haier Smart Home Co. Ltd., A	Household Durables	20,800	75,689
	Haier Smart Home Co. Ltd., H	Household Durables	114,400	371,770

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Haitian International Holdings Ltd.	Machinery	31,000	$80,554
	Haitong Securities Co. Ltd., A	Capital Markets	33,800	54,842
	Haitong Securities Co. Ltd., H	Capital Markets	166,400	127,062
	Han’s Laser Technology Industry Group Co. Ltd., A	Machinery	2,600	15,711
a	Hang Zhou Great Star Industrial Co. Ltd.	Household Durables	5,200	13,483
	Hangzhou Binjiang Real Estate Group Co. Ltd.	Real Estate Management & Development	7,800	8,429
	Hangzhou Chang Chuan Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	2,600	14,994
	Hangzhou First Applied Material Co. Ltd., A	Semiconductors & Semiconductor Equipment	2,600	46,482
	Hangzhou Oxygen Plant Group Co. Ltd.	Machinery	2,600	11,747
	Hangzhou Robam Appliances Co. Ltd., A	Household Durables	2,600	11,955
	Hangzhou Shunwang Technology Co. Ltd.	Entertainment	2,600	5,333
	Hangzhou Silan Microelectronics Co. Ltd., A	Semiconductors & Semiconductor Equipment	5,200	39,728
	Hangzhou Tigermed Consulting Co. Ltd.	Life Sciences Tools & Services	2,600	44,070
b,c	Hangzhou Tigermed Consulting Co. Ltd., H, 144A, Reg S	Life Sciences Tools & Services	6,300	76,745
b	Hansoh Pharmaceutical Group Co. Ltd., 144A	Pharmaceuticals	52,000	87,116
	Haohua Chemical Science & Technology Co. Ltd., A	Chemicals	2,600	15,453
	Harbin Boshi Automation Co. Ltd.	Machinery	2,600	4,182
	Hefei Meiya Optoelectronic Technology Inc.	Machinery	2,600	10,964
	Heilongjiang Agriculture Co. Ltd., A	Food Products	5,200	12,402
	Hello Group Inc., ADR	Interactive Media & Services	7,254	41,928
	Henan Shuanghui Investment & Development Co. Ltd.	Food Products	10,400	47,609
	Hengan International Group Co. Ltd.	Personal Products	39,000	180,274
	Hengdian Group DMEGC Magnetics Co. Ltd.	Electronic Equipment, Instruments & Components	5,200	11,083
	Hengli Petrochemical Co. Ltd., A	Chemicals	10,400	34,060
a	HengTen Networks Group Ltd.	Internet & Direct Marketing Retail	104,000	28,153
	Hengtong Optic-electric Co. Ltd., A	Communications Equipment	7,800	15,936
	Hengyi Petrochemical Co. Ltd., A	Chemicals	13,000	17,407
	Hesteel Co. Ltd.	Metals & Mining	28,600	10,723
	Hithink RoyalFlush Information Network Co. Ltd., A	Capital Markets	2,600	39,237
a	Holitech Technology Co. Ltd.	Electronic Equipment, Instruments & Components	10,400	5,341
	Hongfa Technology Co. Ltd., A	Electrical Equipment	2,600	19,344
	Hongta Securities Co. Ltd., A	Capital Markets	6,520	10,661
	Hopson Development Holdings Ltd.	Real Estate Management & Development	34,940	66,477
	Hoshine Silicon Industry Co. Ltd., A	Chemicals	2,600	42,862
a,b	Hua Hong Semiconductor Ltd., 144A	Semiconductors & Semiconductor Equipment	26,000	110,555
	Huadian Power International Corp. Ltd., A	Independent Power and Renewable Electricity Producers	23,400	13,049
	Huadian Power International Corp. Ltd., H	Independent Power and Renewable Electricity Producers	104,000	32,004
	Huadong Medicine Co. Ltd., A	Health Care Providers & Services	5,200	27,376
	Huafa Industrial Co. Ltd. Zhuhai, A	Real Estate Management & Development	5,200	5,922
	Huafon Chemical Co. Ltd.	Chemicals	13,000	18,656
	Huagong Tech Co. Ltd.	Electronic Equipment, Instruments & Components	2,600	8,261
	Huaibei Mining Holdings Co. Ltd., A	Metals & Mining	7,800	19,389
	Hualan Biological Engineering Inc.	Biotechnology	5,860	18,748
	Huaneng Power International Inc., A	Independent Power and Renewable Electricity Producers	26,000	28,301
	Huaneng Power International Inc., H	Independent Power and Renewable Electricity Producers	208,000	88,975

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Huapont Life Sciences Co. Ltd.	Chemicals	5,200	$5,021
b	Huatai Securities Co. Ltd., 144A	Capital Markets	78,000	120,116
	Huatai Securities Co. Ltd., A	Capital Markets	26,000	60,944
	Huaxi Securities Co. Ltd.	Capital Markets	7,800	10,309
	Huaxia Bank Co. Ltd., A	Banks	54,600	47,822
	Huaxin Cement Co. Ltd., A	Construction Materials	5,200	16,186
a	Huaxin Cement Co. Ltd., H	Construction Materials	16,800	29,132
	Huayu Automotive Systems Co. Ltd.	Auto Components	10,400	32,684
	Hubei Biocause Pharmaceutical Co. Ltd.	Insurance	7,800	3,895
	Hubei Energy Group Co. Ltd.	Independent Power and Renewable Electricity Producers	23,400	15,814
	Hubei Xingfa Chemicals Group Co. Ltd., A	Chemicals	2,600	13,610
	Hubei Xinyangfeng Fertilizer Co. Ltd.	Chemicals	5,200	14,065
	Huizhou Desay Sv Automotive Co. Ltd.	Household Durables	2,600	51,860
	Humanwell Healthcare Group Co. Ltd., A	Pharmaceuticals	5,200	14,130
	Hunan Valin Steel Co. Ltd., A	Metals & Mining	23,400	20,274
	Hundsun Technologies Inc., A	Software	5,420	37,960
	Huolinhe Opencut Coal Industry Corp. Ltd. of Inner Mongolia	Oil, Gas & Consumable Fuels	5,200	14,204
b	Hygeia Healthcare Holdings Co. Ltd., 144A	Health Care Providers & Services	15,600	60,855
a	I-Mab, ADR	Biotechnology	1,352	21,956
	Iflytek Co. Ltd.	Software	7,800	57,221
	Imeik Technology Development Co. Ltd., A	Biotechnology	600	44,895
	Industrial and Commercial Bank of China Ltd.	Banks	267,800	201,227
	Industrial and Commercial Bank of China Ltd., H	Banks	3,926,000	2,411,326
	Industrial Bank Co. Ltd., A	Banks	72,800	237,044
	Industrial Securities Co. Ltd., A	Capital Markets	23,400	28,310
	Ingenic Semiconductor Co. Ltd., A	Semiconductors & Semiconductor Equipment	1,300	18,732
a	Inner Mongolia BaoTou Steel Union Co. Ltd., A	Metals & Mining	143,000	50,234
	Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd., A	Chemicals	26,000	18,799
	Inner Mongolia Yili Industrial Group Co. Ltd., A	Food Products	23,400	135,982
	Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	49,400	53,648
a,b	Innovent Biologics Inc., 144A	Biotechnology	68,500	235,727
	Inspur Electronic Information Industry Co. Ltd.	Technology Hardware, Storage & Peripherals	5,308	22,702
	Intco Medical Technology Co. Ltd.	Health Care Equipment & Supplies	1,575	11,472
a,e	Iqiyi Inc., ADR	Entertainment	14,144	64,214
	JA Solar Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	5,200	64,450
	Jafron Biomedical Co. Ltd., A	Health Care Equipment & Supplies	2,600	18,590
	Jason Furniture Hangzhou Co. Ltd., A	Household Durables	2,600	25,111
a,b	JD Health International Inc., 144A	Internet & Direct Marketing Retail	36,400	223,567
a,b	JD Logistics Inc., 144A	Air Freight & Logistics	85,800	211,887
a	JD.com Inc., A	Internet & Direct Marketing Retail	76,910	2,298,049
	Jiajiayue Group Co. Ltd., A	Food & Staples Retailing	2,600	5,243
	Jiangsu Changjiang Electronics Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	5,200	20,135
	Jiangsu Eastern Shenghong Co. Ltd.	Chemicals	13,000	29,080
	Jiangsu Expressway Co. Ltd., A	Transportation Infrastructure	7,800	10,333
	Jiangsu Expressway Co. Ltd., H	Transportation Infrastructure	62,000	64,918

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Jiangsu GoodWe Power Supply Technology Co. Ltd., A	Electrical Equipment	260	$14,122
	Jiangsu Hengli Hydraulic Co. Ltd., A	Machinery	3,880	31,813
	Jiangsu Hengrui Medicine Co. Ltd., A	Pharmaceuticals	21,940	127,256
	Jiangsu King’s Luck Brewery JSC Ltd	Beverages	5,200	34,486
	Jiangsu Linyang Energy Co. Ltd., A	Electrical Equipment	7,800	10,604
	Jiangsu Yanghe Brewery JST Co. Ltd., A	Beverages	5,800	123,920
	Jiangsu Yangnong Chemical Co. Ltd., A	Chemicals	900	17,118
	Jiangsu Yoke Technology Co. Ltd., A	Chemicals	2,600	20,986
	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd., A	Health Care Equipment & Supplies	2,600	11,398
	Jiangsu Zhongnan Construction Group Co. Ltd.	Real Estate Management & Development	15,600	10,764
	Jiangsu Zhongtian Technology Co. Ltd., A	Electrical Equipment	13,000	34,814
	Jiangxi Copper Co. Ltd., A	Metals & Mining	7,800	23,690
	Jiangxi Copper Co. Ltd., H	Metals & Mining	52,000	87,249
a	Jiangxi Special Electric Motor Co. Ltd., A	Electrical Equipment	5,200	16,547
	Jiangxi Zhengbang Technology Co. Ltd., A	Food Products	10,400	12,631
	Jilin Aodong Pharmaceutical Group Co. Ltd.	Pharmaceuticals	5,200	14,507
	Jinke Properties Group Co. Ltd., A	Real Estate Management & Development	20,800	16,088
	Jinke Smart Services Group Co. Ltd., H	Real Estate Management & Development	15,600	56,373
a,b,c	Jinxin Fertility Group Ltd., 144A, Reg S	Health Care Providers & Services	71,500	55,053
	JiuGui Liquor Co. Ltd., A	Beverages	900	20,968
b	Jiumaojiu International Holdings Ltd., 144A	Hotels, Restaurants & Leisure	26,000	55,775
	Jizhong Energy Resources Co. Ltd., A	Oil, Gas & Consumable Fuels	10,400	11,550
	JoInc.are Pharmaceutical Group Industry Co. Ltd., A	Pharmaceuticals	7,800	15,039
	Joinn Laboratories China Co. Ltd., A	Life Sciences Tools & Services	1,000	18,130
b	Joinn Laboratories China Co. Ltd., H, 144A	Life Sciences Tools & Services	2,600	24,053
	Jointown Pharmaceutical Group Co. Ltd., A	Health Care Providers & Services	7,800	16,317
	Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd., A	Food Products	2,600	11,529
	Joyoung Co. Ltd.	Household Durables	2,600	6,688
d	JOYY Inc., ADR	Interactive Media & Services	2,548	93,588
	Juneyao Airlines Co. Ltd., A	Airlines	2,600	5,603
	Kaishan Group Co. Ltd., A	Machinery	2,600	5,787
a	Kanzhun Ltd., ADR	Interactive Media & Services	14,560	362,690
a	KE Holdings Inc., ADR	Real Estate Management & Development	11,466	141,834
	Keda Industrial Group Co. Ltd.	Machinery	7,800	22,129
	Kingboard Holdings Ltd.	Electronic Equipment, Instruments & Components	39,000	189,736
a	Kingdee International Software Group Co. Ltd.	Software	130,000	289,169
	Kingfa Sci & Tech Co. Ltd., A	Chemicals	10,400	15,957
a	Kingsoft Cloud Holdings Ltd., ADR	IT Services	4,732	28,723
	Kingsoft Corp. Ltd.	Software	43,400	140,762
a,b	Kuaishou Technology, 144A, B	Interactive Media & Services	78,000	739,025
a	Kuang-Chi Technologies Co. Ltd.	Auto Components	7,800	21,097
	Kunlun Tech Co. Ltd.	Entertainment	5,200	13,794
	Kweichow Moutai Co. Ltd., A	Beverages	4,400	1,191,475
	KWG Group Holdings Ltd.	Real Estate Management & Development	65,000	26,892
	Lakala Payment Co. Ltd., A	IT Services	2,600	9,695
	Lao Feng Xiang Co. Ltd., B	Textiles, Apparel & Luxury Goods	10,400	34,694
b,d	Legend Holdings Corp., 144A	Technology Hardware, Storage & Peripherals	26,000	32,735
	Lens Technology Co. Ltd.	Electronic Equipment, Instruments & Components	18,200	33,458
	Leo Group Co. Ltd.	Media	28,600	9,416
	Lepu Medical Technology Beijing Co. Ltd.	Health Care Equipment & Supplies	5,200	16,522
	Levima Advanced Materials Corp., A	Chemicals	2,600	10,518
	Leyard Optoelectronic Co. Ltd.	Electronic Equipment, Instruments & Components	10,400	11,681
a	Li Auto Inc., ADR	Automobiles	20,436	527,453
	Li Ning Co. Ltd.	Textiles, Apparel & Luxury Goods	113,000	975,407

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	LianChuang Electronic Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	3,260	$7,626
	Lianhe Chemical Technology Co. Ltd.	Chemicals	2,600	5,587
	Liaoning Port Co. Ltd., A	Transportation Infrastructure	59,800	16,203
	Livzon Pharmaceutical Group Inc.	Pharmaceuticals	2,600	15,769
	Livzon Pharmaceutical Group Inc., H	Pharmaceuticals	7,800	28,037
	Logan Group Co. Ltd.	Real Estate Management & Development	52,000	14,807
	Lomon Billions Group Co. Ltd.	Chemicals	7,800	28,420
b,c	Longfor Group Holdings Ltd., 144A, Reg S	Real Estate Management & Development	91,400	470,340
	LONGi Green Energy Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	19,600	222,889
	Longshine Technology Group Co. Ltd., A	Software	2,600	11,390
	Luenmei Quantum Co. Ltd., A	Water Utilities	5,200	5,857
a	Lufax Holding Ltd., ADR	Consumer Finance	27,378	152,495
	Luxi Chemical Group Co. Ltd., A	Chemicals	7,800	22,019
	Luxshare Precision Industry Co. Ltd., A	Electronic Equipment, Instruments & Components	23,499	117,345
a,b	Luye Pharma Group Ltd., 144A	Pharmaceuticals	91,000	34,860
	Luzhou Laojiao Co. Ltd., A	Beverages	5,500	161,047
	Maanshan Iron & Steel Co. Ltd., A	Metals & Mining	13,000	8,110
	Maanshan Iron & Steel Co. Ltd., H	Metals & Mining	52,000	20,916
	Maccura Biotechnology Co. Ltd.	Life Sciences Tools & Services	2,600	10,071
	Mango Excellent Media Co. Ltd.	Entertainment	7,830	38,434
	Maxscend Microelectronics Co. Ltd., A	Electronic Equipment, Instruments & Components	1,020	33,730
a	Meinian Onehealth Healthcare Holdings Co. Ltd.	Health Care Providers & Services	13,000	12,062
a,b	Meituan Dianping, 144A	Internet & Direct Marketing Retail	192,400	3,822,744
	Metallurgical Corp. of China Ltd.	Construction & Engineering	130,000	35,192
	Metallurgical Corp. of China Ltd., A	Construction & Engineering	57,200	33,790
	Ming Yang Smart Energy Group Ltd., A	Electrical Equipment	7,800	27,241
	Ming Yuan Cloud Group Holdings Ltd.	Software	26,000	35,789
	MINISO Group Holding Ltd., ADR	Multiline Retail	3,692	28,798
	Montage Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	4,025	42,671
	Muyuan Foods Co. Ltd.	Food Products	18,760	168,034
	NanJi E-Commerce Co. Ltd.	Media	10,400	8,912
	Nanjing Hanrui Cobalt Co. Ltd., A	Metals & Mining	800	7,982
	Nanjing Iron & Steel Co. Ltd., A	Metals & Mining	20,800	11,828
	Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd.	Pharmaceuticals	3,650	18,043
	Nanjing Securities Co. Ltd., A	Capital Markets	13,000	16,833
	Nanyang Topsec Technologies Group Inc., A	Electrical Equipment	5,200	9,265
	Nari Technology Development Co. Ltd., A	Electrical Equipment	18,200	90,282
a	National Silicon Industry Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	6,162	21,287
	NAURA Technology Group Co. Ltd., A	Semiconductors & Semiconductor Equipment	1,800	77,693
a	NavInfo Co. Ltd.	Household Durables	7,800	17,165
	NetEase Inc.	Entertainment	75,400	1,384,493
	New China Life Insurance Co. Ltd., A	Insurance	7,800	43,410
	New China Life Insurance Co. Ltd., H	Insurance	46,800	130,873
a	New Hope Liuhe Co. Ltd.	Food Products	15,600	41,727
a	New Oriental Education & Technology Group Inc., ADR	Diversified Consumer Services	66,144	76,066
	Newland Digital Technology Co. Ltd.	Software	2,600	6,897
	Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	84,000	73,366
	Ninestar Corp.	Technology Hardware, Storage & Peripherals	5,200	35,010
	Ningbo Joyson Electronic Corp.	Auto Components	5,200	11,574
	Ningbo Orient Wires & Cables Co. Ltd., A	Electrical Equipment	2,600	21,113
	Ningbo Ronbay New Energy Technology Co. Ltd., A	Electrical Equipment	1,586	32,334
	Ningbo Sanxing Medical Electric Co. Ltd., A	Electrical Equipment	5,200	8,978
	Ningbo Shanshan Co. Ltd., A	Chemicals	7,800	34,306
	Ningbo Tuopu Group Co. Ltd., A	Auto Components	2,600	23,264

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Ningbo Zhoushan Port Co. Ltd., A	Transportation Infrastructure	31,200	$19,315
	Ningxia Baofeng Energy Group Co. Ltd., A	Chemicals	10,400	24,345
a	NIO Inc., ADR	Automobiles	64,558	1,358,946
b	Nongfu Spring Co. Ltd., H, 144A	Beverages	83,200	443,548
a	North Industries Group Red Arrow Co. Ltd., A	Machinery	2,600	9,215
	Northeast Securities Co. Ltd.	Capital Markets	7,800	9,510
	NSFOCUS Information Technology Co. Ltd.	Software	2,600	5,038
a	Offcn Education Technology Co. Ltd., A	Diversified Consumer Services	7,800	6,893
	Offshore Oil Engineering Co. Ltd., A	Energy Equipment & Services	13,000	8,765
a	OFILM Group Co. Ltd.	Electronic Equipment, Instruments & Components	10,400	11,665
	Oppein Home Group Inc., A	Household Durables	900	16,588
	ORG Technology Co. Ltd.	Containers & Packaging	7,800	6,094
b	Orient Securities Co. Ltd. of China, 144A	Capital Markets	41,600	27,250
	Oriental Energy Co. Ltd., A	Oil, Gas & Consumable Fuels	5,200	7,520
a	Ourpalm Co. Ltd.	Entertainment	13,000	7,454
	Ovctek China Inc., A	Health Care Equipment & Supplies	3,320	19,105
a	Pangang Group Vanadium Titanium & Resources Co. Ltd., A	Metals & Mining	26,000	15,318
	People.cn Co. Ltd.	Media	5,200	9,011
	Perfect World Co. Ltd.	Entertainment	5,200	10,534
	PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	1,040,000	539,163
	Pharmaron Beijing Co. Ltd., A	Life Sciences Tools & Services	1,000	18,588
b,c	Pharmaron Beijing Co. Ltd., H, 144A, Reg S	Life Sciences Tools & Services	7,800	95,067
	PICC Property and Casualty Co. Ltd., H	Insurance	312,000	319,514
a	Pinduoduo Inc., ADR	Internet & Direct Marketing Retail	18,434	739,388
	Ping An Bank Co. Ltd., A	Banks	67,600	163,779
a,b,c	Ping An Healthcare and Technology Co. Ltd., 144A, Reg S	Health Care Technology	18,200	47,874
	Ping An Insurance Group Co. of China Ltd., A	Insurance	39,000	297,656
	Ping An Insurance Group Co. of China Ltd., H	Insurance	299,000	2,124,697
	Pingdingshan Tianan Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	7,800	21,036
	Poly Developments and Holdings Group Co. Ltd., A	Real Estate Management & Development	41,600	115,991
	Poly Property Services Co. Ltd., H	Real Estate Management & Development	6,200	44,889
b	Pop Mart International Group Ltd., 144A	Specialty Retail	36,400	159,890
b	Postal Savings Bank of China Co. Ltd., 144A	Banks	468,000	379,472
	Postal Savings Bank of China Co. Ltd., A	Banks	72,800	61,813
	Power Construction Corp. of China Ltd.	Construction & Engineering	39,000	44,787
	Proya Cosmetics Co. Ltd.	Personal Products	700	20,789
	Qingdao TGOOD Electric Co. Ltd.	Electrical Equipment	2,600	7,651
	Raytron Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	1,348	9,568
a,b	Red Star Macalline Group Corp. Ltd., 144A	Real Estate Management & Development	32,400	14,563
a	Red Star Macalline Group Corp. Ltd., A	Real Estate Management & Development	5,400	6,899
a,b	Remegen Co. Ltd., H, 144A	Biotechnology	3,500	20,782
	RiseSun Real Estate Development Co. Ltd.	Real Estate Management & Development	13,000	9,133
a	RLX Technology Inc., ADR	Tobacco	35,100	62,829
	Rongsheng Petro Chemical Co. Ltd.	Chemicals	11,300	25,455
	SAIC Motor Corp Ltd	Automobiles	33,800	90,515
	Sailun Group Co. Ltd., A	Auto Components	10,400	16,153
	Sangfor Technologies Inc.	Software	300	5,272
	Sansteel Minguang Co. Ltd.	Metals & Mining	5,200	5,865
	Sany Heavy Industry Co. Ltd., A	Machinery	28,600	78,933
	SDIC Capital Co. Ltd., A	Capital Markets	16,560	18,391
	SDIC Power Holdings Co. Ltd., A	Independent Power and Renewable Electricity Producers	26,000	38,254
	Sealand Securities Co. Ltd.	Capital Markets	21,840	12,867
	Seazen Group Ltd.	Real Estate Management & Development	104,000	56,041
	Seazen Holdings Co. Ltd., A	Real Estate Management & Development	7,800	39,528

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	SF Holding Co. Ltd.	Air Freight & Logistics	18,200	$131,022
	SG Micro Corp., A	Semiconductors & Semiconductor Equipment	850	43,720
	Shaanxi Coal Industry Co. Ltd.	Oil, Gas & Consumable Fuels	26,000	67,374
	Shaanxi International Trust Co. Ltd.	Capital Markets	13,000	6,471
	Shandong Chenming Paper Holdings Ltd., A	Paper & Forest Products	5,200	5,243
	Shandong Chenming Paper Holdings Ltd., B	Paper & Forest Products	31,200	11,832
	Shandong Chenming Paper Holdings Ltd., H	Paper & Forest Products	26,000	10,325
	Shandong Denghai Seeds Co. Ltd.	Food Products	2,600	9,776
b	Shandong Gold Mining Co. Ltd., 144A	Metals & Mining	33,000	65,988
	Shandong Gold Mining Co. Ltd., A	Metals & Mining	13,684	46,346
	Shandong Hi-speed Co. Ltd., A	Transportation Infrastructure	10,400	8,847
	Shandong Himile Mechanical Science & Technology Co. Ltd.	Machinery	2,600	7,917
	Shandong Hualu Hengsheng Chemical Co. Ltd., A	Chemicals	7,880	40,430
	Shandong Linglong Tyre Co. Ltd., A	Auto Components	2,600	9,039
	Shandong Nanshan Aluminum Co. Ltd., A	Metals & Mining	39,000	25,004
	Shandong Pharmaceutical Glass Co. Ltd., A	Health Care Equipment & Supplies	2,600	10,862
	Shandong Sun Paper Industry JSC Ltd., A	Paper & Forest Products	7,800	14,007
	Shandong Weigao Group Medical Polymer Co. Ltd., H	Health Care Equipment & Supplies	119,300	127,809
	Shanghai AJ Group Co. Ltd., A	Diversified Financial Services	5,200	5,398
	Shanghai Bailian Group Co. Ltd., B	Food & Staples Retailing	10,400	7,790
	Shanghai Bairun Investment Holding Group Co. Ltd.	Beverages	2,600	14,757
	Shanghai Baosight Software Co. Ltd., A	Software	3,170	24,344
	Shanghai Baosight Software Co. Ltd., B	Software	19,746	80,366
	Shanghai Construction Group Co. Ltd., A	Construction & Engineering	31,200	16,022
	Shanghai Electric Group Co. Ltd., A	Electrical Equipment	31,200	19,856
	Shanghai Electric Group Co. Ltd., H	Electrical Equipment	156,000	41,035
	Shanghai Electric Power Co. Ltd., A	Independent Power and Renewable Electricity Producers	10,400	15,891
	Shanghai Environment Group Co. Ltd., A	Commercial Services & Supplies	5,200	8,699
	Shanghai Fosun Pharmaceutical Group Co. Ltd., A	Pharmaceuticals	7,800	65,527
	Shanghai Fosun Pharmaceutical Group Co. Ltd., H	Pharmaceuticals	26,000	127,155
	Shanghai Friendess Electronic Technology Corp. Ltd., A	Electronic Equipment, Instruments & Components	300	14,192
	Shanghai Huayi Group Co. Ltd., B	Chemicals	15,600	11,123
a	Shanghai International Airport Co. Ltd., A	Transportation Infrastructure	6,900	53,477
	Shanghai International Port Group Co. Ltd., A	Transportation Infrastructure	36,400	31,365
	Shanghai Jahwa United Co. Ltd., A	Personal Products	2,600	14,122
	Shanghai Jinjiang International Hotels Co. Ltd.	Hotels, Restaurants & Leisure	7,800	15,569
	Shanghai Jinjiang International Hotels Co. Ltd., A	Hotels, Restaurants & Leisure	2,600	20,372
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., A	Real Estate Management & Development	2,600	6,103
	Shanghai Jinqiao Export Processing Zone Development Co. Ltd., B	Real Estate Management & Development	15,600	14,617
a	Shanghai Junshi Biosciences Co. Ltd., A	Biotechnology	569	7,815
a,b	Shanghai Junshi Biosciences Co. Ltd., H, 144A	Biotechnology	10,400	73,969
	Shanghai Lingang Holdings Corp. Ltd.	Real Estate Management & Development	6,000	13,327
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., A	Real Estate Management & Development	5,200	9,543
	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd., B	Real Estate Management & Development	54,600	51,106
	Shanghai M&G Stationery Inc., A	Commercial Services & Supplies	2,600	20,020
	Shanghai Mechanical and Electrical Industry Co. Ltd., A	Machinery	2,600	5,329
	Shanghai Mechanical and Electrical Industry Co. Ltd., B	Machinery	10,400	12,844
	Shanghai Pharmaceuticals Holding Co. Ltd., A	Health Care Providers & Services	7,800	30,116
	Shanghai Pharmaceuticals Holding Co. Ltd., H	Health Care Providers & Services	41,600	80,210
	Shanghai Pudong Development Bank Co. Ltd., A	Banks	101,415	127,805

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Shanghai Putailai New Energy Technology Co. Ltd., A	Chemicals	2,660	$58,889
	Shanghai RAAS Blood Products Co. Ltd., A	Biotechnology	20,800	19,627
	Shanghai Shibei Hi-Tech Co. Ltd., B	Real Estate Management & Development	28,600	8,237
	Shanghai Shimao Co. Ltd., A	Real Estate Management & Development	10,400	6,144
	Shanghai Tunnel Engineering Co. Ltd., A	Construction & Engineering	13,000	10,854
	Shanghai Waigaoqiao Free Trade Zone Group Co. Ltd.	Trading Companies & Distributors	7,800	7,231
	Shanghai Yuyuan Tourist Mart Group Co. Ltd., A	Specialty Retail	15,600	24,992
	Shanghai Zhangjiang High-Tech Park Development Co. Ltd., A	Real Estate Management & Development	5,200	11,222
a	Shanghai Zhenhua Port Machinery Co. Ltd., B	Machinery	57,200	14,243
	Shanxi Lu’an Environmental Energy Development Co. Ltd., A	Oil, Gas & Consumable Fuels	10,400	27,196
a	Shanxi Meijin Energy Co. Ltd., A	Metals & Mining	15,600	31,480
	Shanxi Securities Co. Ltd.	Capital Markets	13,200	11,769
	Shanxi Taigang Stainless Steel Co. Ltd., A	Metals & Mining	20,800	21,953
	Shanxi Xinghuacun Fen Wine Factory Co. Ltd., A	Beverages	4,320	173,464
	Shanxi Xishan Coal & Electricity Power Co. Ltd.	Oil, Gas & Consumable Fuels	13,000	25,434
	Shanying International Holding Co. Ltd., A	Paper & Forest Products	15,600	7,421
	Shenghe Resources Holding Co. Ltd., A	Metals & Mining	5,200	13,901
	Shengyi Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	7,800	19,807
	Shennan Circuits Co. Ltd., A	Electronic Equipment, Instruments & Components	1,100	15,725
	Shenwan Hongyuan Group Co. Ltd.	Capital Markets	80,600	55,612
b,c	Shenwan Hongyuan Group Co. Ltd., 144A, Reg S	Capital Markets	83,200	18,592
	Shenzhen Accord Pharmaceutical Co. Ltd., B	Health Care Providers & Services	2,600	5,900
	Shenzhen Agricultural Products Group Co. Ltd.	Food & Staples Retailing	5,200	5,070
a	Shenzhen Airport Co. Ltd.	Transportation Infrastructure	10,400	11,353
	Shenzhen Capchem Technology Co. Ltd., A	Chemicals	2,600	33,401
a	Shenzhen Dynanonic Co. Ltd., A	Chemicals	300	26,876
	Shenzhen Energy Group Co. Ltd.	Independent Power and Renewable Electricity Producers	15,600	15,801
	Shenzhen Everwin Precision Technology Co. Ltd.	Electronic Equipment, Instruments & Components	5,280	8,168
	Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	24,000	25,283
	Shenzhen Gas Corporation Ltd., A	Gas Utilities	8,500	9,547
	Shenzhen Goodix Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	200	2,234
b	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., 144A	Pharmaceuticals	13,000	9,562
	Shenzhen Hepalink Pharmaceutical Group Co. Ltd., A	Pharmaceuticals	2,600	6,025
	Shenzhen Huaqiang Industry Co. Ltd.	Real Estate Management & Development	2,600	5,165
	Shenzhen Infogem Technologies Co. Ltd., A	Software	2,600	5,214
	Shenzhen Inovance Technology Co. Ltd.	Machinery	8,750	78,567
	Shenzhen International Holdings Ltd.	Transportation Infrastructure	52,000	54,979
	Shenzhen Investment Ltd.	Real Estate Management & Development	104,000	23,240
	Shenzhen Jinjia Group Co. Ltd.	Containers & Packaging	5,200	11,312
	Shenzhen Kaifa Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	5,200	9,289

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Shenzhen Kangtai Biological Products Co. Ltd.	Biotechnology	2,600	$38,193
	Shenzhen Kedali Industry Co. Ltd., A	Auto Components	800	18,651
	Shenzhen Kingdom Sci-Tech Co. Ltd., A	Software	2,600	5,496
	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A	Health Care Equipment & Supplies	4,200	203,281
a	Shenzhen MTC Co. Ltd.	Household Durables	18,200	10,465
a	Shenzhen Neptunus Bioengineering Co. Ltd.	Health Care Providers & Services	10,400	6,307
	Shenzhen Overseas Chinese Town Co. Ltd.	Hotels, Restaurants & Leisure	26,000	30,144
a	Shenzhen Salubris Pharmaceuticals Co. Ltd.	Pharmaceuticals	2,600	8,998
	Shenzhen SC New Energy Technology Corp., A	Semiconductors & Semiconductor Equipment	500	5,781
	Shenzhen Sunway Communication Co. Ltd.	Communications Equipment	2,600	7,385
	Shenzhen Transsion Holdings Co. Ltd., A	Technology Hardware, Storage & Peripherals	2,912	43,858
	Shenzhen Yan Tian Port Holding Co. Ltd., A	Transportation Infrastructure	7,800	6,291
	Shenzhen YUTO Packaging Technology Co. Ltd.	Containers & Packaging	2,600	10,682
	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd., A	Metals & Mining	13,000	9,072
	Shenzhou International Group Holdings Ltd.	Textiles, Apparel & Luxury Goods	36,400	487,106
a	Shijiazhuang Changshan BeiMing Technology Co. Ltd.	Textiles, Apparel & Luxury Goods	5,200	5,431
	Shijiazhuang Yiling Pharmaceutical Co. Ltd., A	Pharmaceuticals	5,880	31,030
	Shimao Group Holdings Ltd.	Real Estate Management & Development	78,000	44,023
b	Shimao Services Holdings Ltd., 144A	Real Estate Management & Development	26,000	13,944
a	Siasun Robot & Automation Co. Ltd.	Machinery	5,200	7,479
	Sichuan Chuantou Energy Co Ltd., A	Independent Power and Renewable Electricity Producers	15,600	26,393
a	Sichuan Hebang Biotechnology Co. Ltd., A	Chemicals	31,200	17,251
	Sichuan Kelun Pharmaceutical Co. Ltd.	Pharmaceuticals	5,200	14,196
a	Sichuan New Energy Power Co. Ltd.	Trading Companies & Distributors	5,200	15,957
	Sichuan Road & Bridge Co. Ltd., A	Construction & Engineering	18,200	29,960
	Sichuan Swellfun Co. Ltd., A	Beverages	2,600	33,736
	Sichuan Yahua Industrial Group Co. Ltd., A	Chemicals	2,600	11,820
	Sieyuan Electric Co. Ltd.	Electrical Equipment	2,600	13,434
	Sino-Ocean Land Holdings Ltd.	Real Estate Management & Development	156,000	33,266
	Sinolink Securities Co. Ltd., A	Capital Markets	10,400	15,728
	Sinoma International Engineering Co.	Construction & Engineering	7,800	11,771
	Sinoma Science & Technology Co. Ltd.	Chemicals	5,200	19,889
	Sinopec Engineering Group Co. Ltd.	Construction & Engineering	78,000	39,840
a	Sinopec Oilfield Service Corp.	Energy Equipment & Services	156,000	12,749
a	Sinopec Oilfield Service Corp., A	Energy Equipment & Services	23,400	7,299
	Sinopec Shanghai Petrochemical Co. Ltd., A	Chemicals	13,000	7,208
	Sinopec Shanghai Petrochemical Co. Ltd., H	Chemicals	156,000	32,469
	Sinopharm Group Co. Ltd., H	Health Care Providers & Services	62,400	142,466
	Sinotrans Ltd., A	Air Freight & Logistics	13,000	8,191
	Sinotrans Ltd., H	Air Freight & Logistics	104,000	32,536
	Sinotruk Hong Kong Ltd.	Machinery	39,000	59,759
	Skshu Paint Co. Ltd., A	Chemicals	980	13,684
b	Smoore International Holdings Ltd., 144A	Tobacco	88,820	213,221

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Songcheng Performance Development Co. Ltd.	Hotels, Restaurants & Leisure	8,460	$17,605
	SooChow Securities Co. Ltd., A	Capital Markets	18,404	21,715
	Southwest Securities Co. Ltd., A	Capital Markets	23,400	16,035
	StarPower Semiconductor Ltd., A	Semiconductors & Semiconductor Equipment	500	30,450
a	STO Express Co. Ltd.	Air Freight & Logistics	5,200	6,086
	Sun Art Retail Group Ltd.	Food & Staples Retailing	78,000	28,386
	Sunac China Holdings Ltd.	Real Estate Management & Development	160,000	93,572
a,b	Sunac Services Holdings Ltd., 144A	Real Estate Management & Development	27,898	17,277
	Sungrow Power Supply Co. Ltd.	Electrical Equipment	5,200	87,861
a	Suning Universal Co. Ltd.	Real Estate Management & Development	13,000	9,133
a	Suning.com Co. Ltd.	Specialty Retail	36,400	19,782
	Sunny Optical Technology Group Co. Ltd.	Electronic Equipment, Instruments & Components	31,200	502,378
	Sunwoda Electronic Co. Ltd., A	Electrical Equipment	5,200	22,526
	Suofeiya Home Collection Co. Ltd.	Household Durables	2,600	7,880
	Suzhou Anjie Technology Co. Ltd., A	Electrical Equipment	2,600	5,058
	Suzhou Dongshan Precision Manufacturing Co. Ltd., A	Electronic Equipment, Instruments & Components	5,200	15,302
	Suzhou Gold Mantis Construction Decoration Co. Ltd.	Construction & Engineering	7,800	6,721
	Suzhou Maxwell Technologies Co. Ltd., A	Electrical Equipment	400	33,155
	Suzhou TA&A Ultra Clean Technology Co. Ltd., A	Chemicals	2,600	29,325
	Taiji Computer Corp. Ltd.	IT Services	2,600	8,720
a	TAL Education Group, ADR	Diversified Consumer Services	21,294	64,095
	Tangshan Jidong Cement Co. Ltd.	Construction Materials	10,400	19,610
	TangShan Port Group Co. Ltd., A	Transportation Infrastructure	18,200	8,544
	Tangshan Sanyou Chemical Industries Co. Ltd., A	Chemicals	8,000	10,132
	TBEA Co. Ltd., A	Electrical Equipment	13,000	41,735
	TCL Corp.	Household Durables	49,400	38,209
	Tencent Holdings Ltd.	Interactive Media & Services	297,800	14,229,481
a	Tencent Music Entertainment Group, ADR	Entertainment	28,782	140,168
	The People’s Insurance Co. Group of China Ltd., H	Insurance	416,000	136,517
	Thunder Software Technology Co. Ltd.	Software	1,200	18,752
	Tian Di Science & Technology Co. Ltd., A	Machinery	13,000	10,055
	Tianfeng Securities Co. Ltd., A	Capital Markets	31,250	17,082
	Tianjin Chase Sun Pharmaceutical Co. Ltd.	Pharmaceuticals	10,400	13,008
	Tianjin Guangyu Development Co. Ltd., A	Real Estate Management & Development	5,200	13,934
	Tianjin Zhonghuan Semiconductor Co. Ltd.	Semiconductors & Semiconductor Equipment	10,400	69,955
	Tianma Microelectronics Co. Ltd.	Electronic Equipment, Instruments & Components	7,800	12,840
	Tianshan Aluminum Group Co. Ltd., A	Machinery	7,800	9,486
	Tianshui Huatian Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	10,400	17,218
	Tibet Summit Resources Co. Ltd., A	Metals & Mining	2,600	10,833
	Titan Wind Energy Suzhou Co. Ltd., A	Electrical Equipment	5,200	10,878
a,c	Tongcheng-Elong Holdings Ltd., Reg S	Internet & Direct Marketing Retail	45,200	80,803
	TongFu Microelectronics Co. Ltd., A	Semiconductors & Semiconductor Equipment	5,200	13,581
	Tongkun Group Co. Ltd., A	Chemicals	7,800	21,478
	Tongling Nonferrous Metals Group Co. Ltd.	Metals & Mining	36,400	21,330
	Tongwei Co. Ltd., A	Food Products	15,600	104,908
a	Topchoice Medical Investment Corp., A	Health Care Providers & Services	1,200	27,047
b	Topsports International Holdings Ltd., 144A	Specialty Retail	78,000	65,237
	TravelSky Technology Ltd., H	IT Services	52,000	75,031
	Trina Solar Co. Ltd., A	Semiconductors & Semiconductor Equipment	7,202	66,823
a	Trip.com Group Ltd., ADR	Internet & Direct Marketing Retail	26,416	610,738
	Tsingtao Brewery Co. Ltd., A	Beverages	2,600	32,360
	Tsingtao Brewery Co. Ltd., H	Beverages	26,400	210,016
a	Tuya Inc., ADR	Software	10,400	30,784

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Unigroup Guoxin Microelectronics Co. Ltd.	Semiconductors & Semiconductor Equipment	2,600	$83,774
	Unisplendour Corp. Ltd.	Electronic Equipment, Instruments & Components	5,200	16,014
	Universal Scientific Industrial Shanghai Co. Ltd., A	Electronic Equipment, Instruments & Components	2,600	4,964
	Valiant Co. Ltd., A	Chemicals	2,600	7,409
a	Vipshop Holdings Ltd., ADR	Internet & Direct Marketing Retail	21,424	192,816
	Visual China Group Co. Ltd., A	Internet & Direct Marketing Retail	2,600	6,635
	Walvax Biotechnology Co. Ltd.	Biotechnology	5,200	44,946
	Wangsu Science & Technology Co. Ltd.	IT Services	7,800	7,335
	Wanhua Chemical Group Co. Ltd., A	Chemicals	11,300	143,989
	Wanxiang Qianchao Co. Ltd.	Auto Components	13,000	11,120
a	Weibo Corp., ADR	Interactive Media & Services	3,432	84,118
	Weichai Power Co. Ltd., A	Machinery	23,400	49,210
	Weichai Power Co. Ltd., H	Machinery	104,000	164,405
	Weifu High-Technology Co. Ltd., B	Auto Components	7,800	15,199
	Weifu High-Technology Group Co. Ltd., A	Auto Components	2,600	8,134
	Weihai Guangwei Composites Co. Ltd., A	Chemicals	2,600	24,148
a	Wens Foodstuffs Group Co. Ltd.	Food Products	5,200	18,062
	Western Mining Co. Ltd., A	Metals & Mining	7,800	16,907
	Western Securities Co. Ltd.	Capital Markets	15,600	17,767
	Western Superconducting Technologies Co. Ltd., A	Metals & Mining	1,488	20,304
	Westone Information Industry Inc.	Electronic Equipment, Instruments & Components	2,600	18,599
	Will Semiconductor Ltd., A	Semiconductors & Semiconductor Equipment	2,600	79,211
	Wingtech Technology Co. Ltd., A	Electronic Equipment, Instruments & Components	5,200	66,596
	Winning Health Technology Group Co. Ltd.	Health Care Technology	8,700	12,869
	Wolong Electric Group Co. Ltd., A	Electrical Equipment	5,200	10,747
	Wuchan Zhongda Group Co. Ltd., A	Distributors	20,800	17,497
	Wuhan Guide Infrared Co. Ltd.	Electronic Equipment, Instruments & Components	9,338	25,080
	Wuhu Sanqi Interactive Entertainment NetworkTechnology Group Co. Ltd.	Entertainment	5,200	19,209
	Wuliangye Yibin Co. Ltd., A	Beverages	13,500	329,754
	WUS Printed Circuit Kunshan Co. Ltd.	Electronic Equipment, Instruments & Components	7,840	16,352
b	WuXi AppTec Co. Ltd., 144A	Life Sciences Tools & Services	16,920	268,986
	WuXi AppTec Co. Ltd., A	Life Sciences Tools & Services	8,660	153,307
a,b	WuXi Biologics (Cayman) Inc., 144A	Life Sciences Tools & Services	162,700	1,351,436
	Wuxi Lead Intelligent Equipment Co. Ltd.	Electronic Equipment, Instruments & Components	1,080	9,942
	Wuxi Shangji Automation Co. Ltd., A	Machinery	900	19,437
	XCMG Construction Machinery Co. Ltd.	Machinery	26,000	21,093
	Xiamen C & D Inc., A	Trading Companies & Distributors	13,000	26,049
	Xiamen Faratronic Co. Ltd., A	Electronic Equipment, Instruments & Components	800	25,329
	Xiamen ITG Group Corp. Ltd., A	Trading Companies & Distributors	5,200	6,340
	Xiamen Tungsten Co. Ltd., A	Metals & Mining	5,200	15,162
	Xiangcai Co. Ltd., A	Real Estate Management & Development	5,200	6,783
a,b	Xiaomi Corp., B, 144A	Technology Hardware, Storage & Peripherals	655,200	1,166,265
	Xinfengming Group Co. Ltd., A	Chemicals	2,600	4,731
	Xinhua Winshare Publishing and Media Co. Ltd., H	Distributors	26,000	18,891
	Xinjiang Goldwind Science & Technology Co. Ltd.	Electrical Equipment	13,000	26,888
	Xinjiang Goldwind Science & Technology Co. Ltd., H	Electrical Equipment	31,200	47,090
	Xinjiang Tianshan Cement Co. Ltd., A	Construction Materials	7,800	16,194
	Xinjiang Zhongtai Chemical Co. Ltd., A	Chemicals	10,400	14,794
	Xinxing Ductile Iron Pipes Co. Ltd.	Metals & Mining	13,000	10,239
	Xinyi Solar Holdings Ltd.	Semiconductors & Semiconductor Equipment	208,000	367,056
a	XPeng Inc., ADR	Automobiles	24,492	675,734
	Xuji Electric Co. Ltd., A	Electrical Equipment	2,600	7,811

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
b,c	Yadea Group Holdings Ltd., 144A, Reg S	Automobiles	52,000	$80,476
	Yang Quan Coal Industry Group Co. Ltd., A	Oil, Gas & Consumable Fuels	7,800	14,831
	Yango Group Co. Ltd.	Real Estate Management & Development	18,200	12,185
b,c	Yangtze Optical Fibre and Cable Joint Stock Ltd. Co., 144A, Reg S	Communications Equipment	13,000	17,928
	Yangzhou Yangjie Electronic Technology Co. Ltd., A	Semiconductors & Semiconductor Equipment	2,600	30,321
	Yangzijiang Shipbuilding Holdings Ltd.	Machinery	104,000	117,575
	Yantai Changyu Pioneer Wine Co. Ltd., A	Beverages	2,600	11,325
	Yantai Changyu Pioneer Wine Co. Ltd., B	Beverages	10,400	14,794
	Yantai Eddie Precision Machinery Co. Ltd., A	Machinery	3,360	12,624
	Yantai Jereh Oilfield Services Group Co. Ltd.	Energy Equipment & Services	2,600	17,263
	Yanzhou Coal Mining Co. Ltd., A	Oil, Gas & Consumable Fuels	5,200	31,406
	Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	94,000	279,069
	Yealink Network Technology Corp. Ltd.	Communications Equipment	3,200	39,193
	Yifan Pharmaceutical Co. Ltd.	Pharmaceuticals	5,200	12,205
	Yifeng Pharmacy Chain Co. Ltd.	Food & Staples Retailing	1,690	10,649
a	Yihai International Holding Ltd.	Food Products	26,000	74,699
	Yihai Kerry Arawana Holdings Co. Ltd., A	Food Products	5,200	40,613
	Yintai Gold Co. Ltd., A	Metals & Mining	10,600	15,546
	Yonghui Superstores Co. Ltd., A	Food & Staples Retailing	28,600	19,012
	Yonyou Network Technology Co. Ltd., A	Software	11,390	41,088
	Youngor Group Co. Ltd., A	Real Estate Management & Development	18,200	19,438
	YTO Express Group Co. Ltd., A	Air Freight & Logistics	10,400	28,260
a	Yuan Longping High-tech Agriculture Co. Ltd.	Food Products	5,200	15,875
	Yuexiu Property Co. Ltd.	Real Estate Management & Development	60,800	60,479
	Yunda Holding Co. Ltd., A	Air Freight & Logistics	5,500	15,214
a	Yunnan Aluminium Co. Ltd.	Metals & Mining	11,990	25,838
	Yunnan Baiyao Group Co. Ltd.	Pharmaceuticals	5,200	67,022
	Yunnan Copper Co. Ltd.	Metals & Mining	5,200	9,207
	Yunnan Energy New Material Co. Ltd.	Containers & Packaging	2,600	90,106
	Yunnan Hongxiang Yixintang Pharmaceutical Co. Ltd.	Food & Staples Retailing	2,600	9,740
a	Yunnan Tin Co. Ltd.	Metals & Mining	5,200	17,153
a	Zai Lab Ltd., ADR	Biotechnology	2,860	125,783
	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd.	Pharmaceuticals	2,600	129,928
	Zhaojin Mining Industry Co. Ltd., H	Metals & Mining	52,000	45,882
	Zhefu Holding Group Co. Ltd.	Electrical Equipment	20,800	17,399
a	Zhejiang Century Huatong Group Co. Ltd., A	Entertainment	23,400	23,112
	Zhejiang China Commodities City Group Co. Ltd., A	Real Estate Management & Development	18,200	14,421
	Zhejiang Chint Electrics Co. Ltd., A	Electrical Equipment	5,200	32,422
	Zhejiang Crystal-Optech Co. Ltd.	Electronic Equipment, Instruments & Components	5,200	9,142
	Zhejiang Dahua Technology Co. Ltd.	Electronic Equipment, Instruments & Components	10,400	27,114
	Zhejiang Dingli Machinery Co. Ltd.	Machinery	2,600	18,386
	Zhejiang Expressway Co. Ltd., H	Transportation Infrastructure	70,000	58,815
	Zhejiang Hailiang Co. Ltd., A	Metals & Mining	5,200	8,617
	Zhejiang HangKe Technology Inc. Co., A	Electrical Equipment	1,196	10,754
	Zhejiang Hisoar Pharmaceutical Co. Ltd., A	Pharmaceuticals	5,200	5,914
	Zhejiang Huace Film & TV Co. Ltd., A	Entertainment	7,800	6,242
	Zhejiang Huahai Pharmaceutical Co. Ltd., A	Pharmaceuticals	5,400	17,872
	Zhejiang Huayou Cobalt Co. Ltd., A	Metals & Mining	5,200	80,112
	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd., A	Semiconductors & Semiconductor Equipment	3,500	33,081
	Zhejiang Jiuzhou Pharmaceutical Co. Ltd., A	Pharmaceuticals	2,600	19,856
	Zhejiang Juhua Co. Ltd., A	Chemicals	10,400	21,396
	Zhejiang Longsheng Group Co. Ltd., A	Chemicals	10,400	17,857

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	China (continued)
	Zhejiang Medicine Co. Ltd., A	Pharmaceuticals	2,600	$6,398
	Zhejiang NHU Co. Ltd.	Pharmaceuticals	8,880	44,315
	Zhejiang Sanhua Intelligent Controls Co. Ltd.	Machinery	7,800	20,421
	Zhejiang Satellite Petrochemical Co. Ltd.	Chemicals	6,640	41,212
	Zhejiang Supor Co. Ltd.	Household Durables	1,400	11,034
	Zhejiang Wanfeng Auto Wheel Co. Ltd.	Auto Components	10,400	6,995
	Zhejiang Wanliyang Co. Ltd.	Machinery	5,200	6,217
	Zhejiang Weiming Environment Protection Co. Ltd., A	Commercial Services & Supplies	2,600	11,943
	Zhejiang Weixing New Building Materials Co. Ltd., A	Building Products	5,200	16,760
	Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd., A	Pharmaceuticals	2,600	15,891
	Zhejiang Yasha Decoration Co. Ltd.	Diversified Consumer Services	5,200	4,726
a	Zhejiang Yongtai Technology Co. Ltd., A	Chemicals	2,600	15,662
	Zhengzhou Coal Mining Machinery Group Co. Ltd., A	Machinery	5,200	11,255
	Zheshang Securities Co. Ltd., A	Capital Markets	5,200	8,609
a	Zhihu Inc., ADR	Interactive Media & Services	2,912	7,047
a,b,c	ZhongAn Online P & C Insurance Co. Ltd., 144A, Reg S	Insurance	36,400	124,100
	Zhongji Innolight Co. Ltd.	Communications Equipment	2,600	12,947
	Zhongshan Public Utilities Group Co. Ltd., A	Water Utilities	5,200	6,602
	Zhongsheng Group Holdings Ltd.	Specialty Retail	32,500	229,908
	Zhongtai Securities Co. Ltd., A	Capital Markets	7,800	10,014
	Zhuzhau CRRC Times Electric Co. Ltd., A	Electrical Equipment	2,002	17,267
	Zhuzhou CRRC Times Electric Co. Ltd., H	Electrical Equipment	26,000	102,089
	Zhuzhou Hongda Electronics Corp. Ltd., A	Electronic Equipment, Instruments & Components	2,600	27,482
	Zhuzhou Kibing Group Co. Ltd., A	Building Products	7,800	16,305
	Zijin Mining Group Co. Ltd., A	Metals & Mining	72,800	130,047
	Zijin Mining Group Co. Ltd., H	Metals & Mining	284,000	437,347
	Zoomlion Heavy Industry Science and Technology Co. Ltd., A	Machinery	26,000	27,196
	Zoomlion Heavy Industry Science and Technology Co. Ltd., H	Machinery	72,800	46,387
	ZTE Corp.	Communications Equipment	13,000	48,944
	ZTE Corp., H	Communications Equipment	36,400	74,460
	ZTO Express Cayman Inc.	Air Freight & Logistics	5,158	131,463
	ZTO Express Cayman Inc., ADR	Air Freight & Logistics	1,290	32,250

				106,785,327

	Hong Kong 4.2%
a	Alibaba Health Information Technology Ltd.	Health Care Technology	232,000	150,492
a	Alibaba Pictures Group Ltd.	Entertainment	780,000	64,739
	Beijing Enterprises Water Group Ltd.	Water Utilities	260,000	80,011
	Bosideng International Holdings Ltd.	Textiles, Apparel & Luxury Goods	104,000	48,604
	China Everbright Environment Group Ltd.	Commercial Services & Supplies	182,000	110,157
	China Everbright Ltd.	Capital Markets	52,000	51,526
	China Gas Holdings Ltd.	Gas Utilities	145,600	186,662
a	China Mengniu Dairy Co. Ltd.	Food Products	153,000	824,450
	China Power International Development Ltd.	Independent Power and Renewable Electricity Producers	260,000	138,443

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Franklin FTSE China ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Hong Kong (continued)
	China Resources Beer Holdings Co. Ltd.	Beverages	79,000	$484,709
	China Resources Gas Group Ltd.	Gas Utilities	42,000	178,321
	China Resources Land Ltd.	Real Estate Management & Development	137,400	640,384
	China State Construction International Holdings Ltd.	Construction & Engineering	76,000	101,703
	China Traditional Chinese Medicine Co. Ltd.	Pharmaceuticals	104,000	54,447
	COSCO SHIPPING Ports Ltd.	Transportation Infrastructure	104,000	81,007
	Far East Horizon Ltd.	Diversified Financial Services	104,000	92,959
	Geely Automobile Holdings Ltd.	Automobiles	272,000	429,287
	Guangdong Investment Ltd.	Water Utilities	150,500	206,012
	Jiayuan International Group Ltd.	Real Estate Management & Development	52,000	10,425
	Kingboard Laminates Holdings Ltd.	Electronic Equipment, Instruments & Components	55,600	91,585
	Kunlun Energy Co. Ltd.	Gas Utilities	208,000	181,403
	Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	26,000	39,043
	Shougang Fushan Resources Group Ltd.	Metals & Mining	156,000	61,353
	Sino Biopharmaceutical Ltd.	Pharmaceuticals	494,000	308,458

				4,616,180

	Singapore 0.0%†
	Yanlord Land Group Ltd.	Real Estate Management & Development	33,800	30,969

	Total Common Stocks (Cost $137,359,778)			111,432,476

	Short Term Investments 0.1%
	Investments from Cash Collateral Received for Loaned Securities 0.1%
	United States 0.1%
f,g	Institutional Fiduciary Trust Portfolio, 0.01%	Money Market Funds	78,125	78,125

	Total Investments (Cost $137,437,903) 100.1%			111,510,601
	Other Assets, less Liabilities (0.1)%			(56,843)

	Net Assets 100.0%			$111,453,758

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $12,892,487, representing 11.6% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $1,652,141, representing 1.5% of net assets.

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eA portion or all of the security is on loan at March 31, 2022 Note 1(d).

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 3(c) regarding investments in affiliated management investment companies.

See Abbreviations on page 365.

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Financial Highlights

Franklin FTSE Europe ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.28		$19.03		$23.24	$24.98	$25.05

Income from investment operations[b]:

Net investment income[c]	0.85		0.60		0.76	0.86	0.24

Net realized and unrealized gains (losses)	0.11		8.14		(4.21)	(1.79)	(0.30)

Total from investment operations	0.96		8.74		(3.45)	(0.93)	(0.06)

Less distributions from net investment income	(1.06)		(0.49)		(0.76)	(0.81)	(0.01)

Net asset value, end of year	$27.18		$27.28		$19.03	$23.24	$24.98

Total return[d]	3.30%		46.23%		(15.44)%	(3.69)%	(0.26)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.09%		0.09%		0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%		0.09%		0.09%	—%	—%

Net investment income	2.96%		2.53%		3.23%	3.61%	2.35%

Supplemental data

Net assets, end of year (000’s)	$184,857		$229,126		$91,356	$74,359	$104,911

Portfolio turnover rate[f]	5.47%	[g]	5.00%	[g]	4.47% [g]	5.81%	0.96%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.47%	4.92%	4.47%

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Schedule of Investments, March 31, 2022

Franklin FTSE Europe ETF

		Industry		Shares	Value
	Common Stocks and Other Equity Interests 98.5%
	Australia 0.8%
	Rio Tinto PLC	Metals & Mining		18,496	$1,480,892

	Austria 0.4%
a	ams AG	Semiconductors & Semiconductor Equipment		4,318	66,934
	Andritz AG	Machinery		1,190	55,584
	Erste Group Bank AG	Banks		5,168	190,273
	OMV AG	Oil, Gas & Consumable Fuels		2,414	116,543
	Raiffeisen Bank International AG	Banks		2,210	31,843
a	Telekom Austria AG	Diversified Telecommunication Services		2,448	19,066
	Verbund AG	Electric Utilities		1,122	119,222
	Voestalpine AG	Metals & Mining		1,938	58,264

					657,729

	Belgium 1.4%
	Ackermans & van Haaren NV	Diversified Financial Services		374	70,409
	Ageas SA/NV	Insurance		3,026	154,338
	Anheuser-Busch InBev SA/NV	Beverages		14,722	888,803
	Colruyt SA	Food & Staples Retailing		884	36,884
	D’ieteren Group	Distributors		408	69,502
	Elia Group SA/NV	Electric Utilities		612	94,106
	Groupe Bruxelles Lambert SA	Diversified Financial Services		1,768	185,150
	KBC Groep NV	Banks		4,726	343,793
	Proximus SADP	Diversified Telecommunication Services		2,414	45,258
	Sofina SA	Diversified Financial Services		272	99,932
	Solvay SA	Chemicals		1,190	118,450
	Telenet Group Holding NV	Media		816	26,530
	UCB SA	Pharmaceuticals		2,074	250,263
	Umicore SA	Chemicals		3,536	154,855
	Warehouses De Pauw CVA	Equity Real Estate Investment Trusts (REITs	)	2,380	103,541

					2,641,814

	Bermuda 0.0%†
	Hiscox Ltd.	Insurance		5,712	73,974

	Chile 0.1%
	Antofagasta PLC	Metals & Mining		5,882	129,566

	Czech Republic 0.0%†
b	Avast PLC, 144A	Software		9,316	69,425

	Denmark 3.9%
	Ambu AS, B	Health Care Equipment & Supplies		2,958	44,246
	AP Moller-Maersk A/S, A	Marine		68	202,921
	AP Moller-Maersk A/S, B	Marine		88	268,133
	Carlsberg AS, B	Beverages		1,632	202,616
	Chr. Hansen Holding AS	Chemicals		1,768	131,357
	Coloplast AS, B	Health Care Equipment & Supplies		2,278	349,093
	Danske Bank AS	Banks		11,254	189,549
	DSV A/S	Air Freight & Logistics		3,298	641,559
a	Genmab A/S	Biotechnology		1,020	376,091
	GN Store Nord AS	Health Care Equipment & Supplies		2,210	109,982
	H. Lundbeck AS	Pharmaceuticals		1,054	24,539
	Novo Nordisk AS, B	Pharmaceuticals		27,132	3,039,355
	Novozymes AS	Chemicals		3,332	230,761
b	Orsted AS, 144A	Electric Utilities		3,230	410,288
	Pandora AS	Textiles, Apparel & Luxury Goods		1,564	151,502
	Rockwool International AS, B	Building Products		102	34,054
	Royal Unibrew A/S	Beverages		884	83,622
	SimCorp A/S	Software		680	50,552

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Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
	Tryg AS	Insurance		5,270	$129,477
	Vestas Wind Systems A/S	Electrical Equipment		17,306	517,082
a	William Demant Holding AS	Health Care Equipment & Supplies		1,802	82,481

					7,269,260

	Finland 2.0%
	Elisa OYJ	Diversified Telecommunication Services		2,448	148,772
c	Fortum OYJ, Reg S	Electric Utilities		7,480	137,573
	Huhtamaki OYJ	Containers & Packaging		1,598	56,150
	Kesko OYJ	Food & Staples Retailing		4,624	128,674
	Kojamo Oyj	Real Estate Management & Development		3,366	81,570
	Kone OYJ, B	Machinery		6,732	356,466
	Metso Outotec Oyj	Machinery		10,438	89,241
	Neste Oil OYJ	Oil, Gas & Consumable Fuels		6,970	321,685
a	Nokia OYJ	Communications Equipment		96,594	535,818
	Nokian Renkaat OYJ	Auto Components		2,312	38,008
	Nordea Bank Abp	Banks		60,758	634,111
	Orion OYJ	Pharmaceuticals		1,734	79,392
	Sampo Oyj, A	Insurance		8,704	429,798
	Stora Enso OYJ, R	Paper & Forest Products		9,860	195,444
	UPM-Kymmene OYJ	Paper & Forest Products		9,112	300,707
	Valmet Oyj	Machinery		2,890	90,711
	Wartsila OYJ ABP	Machinery		8,500	78,554

					3,702,674

	France 16.0%
a	Accor SA	Hotels, Restaurants & Leisure		3,162	102,837
a	Aeroports de Paris SA	Transportation Infrastructure		476	72,028
	Air Liquide SA	Chemicals		7,922	1,400,787
a	Airbus SE	Aerospace & Defense		9,486	1,164,806
b	ALD SA, 144A	Road & Rail		1,360	18,219
	Alstom SA	Machinery		5,066	119,892
b	Amundi SA, 144A	Capital Markets		986	68,238
	Arkema SA	Chemicals		1,122	135,763
	Atos SE	IT Services		1,598	44,041
	AXA SA	Insurance		33,082	977,823
	Biomerieux	Health Care Equipment & Supplies		680	73,194
	BNP Paribas SA	Banks		18,428	1,064,768
	Bollore	Entertainment		17,170	90,821
	Bouygues SA	Construction & Engineering		3,638	128,033
	Bureau Veritas SA	Professional Services		4,862	140,328
	Capgemini SE	IT Services		2,720	612,848
	Carrefour SA	Food & Staples Retailing		10,540	230,383
	Cie Generale des Etablissements Michelin SCA	Auto Components		2,958	404,655
	CNP Assurances	Insurance		2,618	63,502
	Compagnie de Saint-Gobain	Building Products		7,888	476,305
	Covivio	Equity Real Estate Investment Trusts (REITs	)	850	68,227
	Credit Agricole SA	Banks		20,332	246,267
	Danone SA	Food Products		10,302	573,470
	Dassault Aviation SA	Aerospace & Defense		420	67,153
	Dassault Systemes SE	Software		11,424	568,369
	Edenred	IT Services		4,216	210,717
	EDF SA	Electric Utilities		8,885	84,366
	Eiffage SA	Construction & Engineering		1,292	134,037
	Engie SA	Multi-Utilities		28,560	379,230
	EssilorLuxottica SA	Textiles, Apparel & Luxury Goods		5,032	931,090

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Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
	Eurazeo SE	Diversified Financial Services		754	$64,095
	Faurecia SE	Auto Components		2,045	53,812
	Gecina SA	Equity Real Estate Investment Trusts (REITs	)	884	112,423
	Getlink SE	Transportation Infrastructure		7,820	142,217
	Hermes International	Textiles, Apparel & Luxury Goods		528	758,730
	ICADE	Equity Real Estate Investment Trusts (REITs	)	544	35,318
	Ipsen SA	Pharmaceuticals		578	72,865
a	JCDecaux SA	Media		1,292	30,792
	Kering SA	Textiles, Apparel & Luxury Goods		1,258	805,815
a	Klepierre SA	Equity Real Estate Investment Trusts (REITs	)	3,196	85,985
	L’Oreal SA	Personal Products		4,216	1,706,796
b	La Francaise des Jeux SAEM, 144A	Hotels, Restaurants & Leisure		1,496	59,856
	Legrand SA	Electrical Equipment		4,590	441,148
	LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods		4,284	3,095,426
a,b	Neoen SA, 144A	Independent Power and Renewable Electricity Producers		442	18,993
	Orange SA	Diversified Telecommunication Services		32,742	389,951
	Orpea	Health Care Providers & Services		850	37,244
	Pernod Ricard SA	Beverages		3,570	791,652
	Plastic Omnium SA	Auto Components		952	17,477
	Publicis Groupe	Media		3,978	244,588
	Remy Cointreau SA	Beverages		408	84,891
a	Renault SA	Automobiles		3,162	83,997
	Rexel SA	Trading Companies & Distributors		5,202	112,461
	Safran SA	Aerospace & Defense		5,984	714,148
	Sanofi	Pharmaceuticals		18,632	1,917,816
	Sartorius Stedim Biotech	Life Sciences Tools & Services		408	169,101
	Schneider Electric SE	Electrical Equipment		9,010	1,525,401
	SCOR SE	Insurance		2,720	88,341
	SEB SA	Household Durables		510	71,839
	Societe Generale SA	Banks		12,954	352,549
	Sodexo SA	Hotels, Restaurants & Leisure		1,496	122,842
a	SOITEC	Semiconductors & Semiconductor Equipment		374	71,200
	Somfy SA	Electrical Equipment		136	22,123
	Teleperformance	Professional Services		986	379,916
	Thales SA	Aerospace & Defense		1,734	219,848
	TotalEnergies SE	Oil, Gas & Consumable Fuels		40,562	2,077,395
a	Ubisoft Entertainment SA	Entertainment		1,598	71,032
a	Unibail-Rodamco-Westfield	Equity Real Estate Investment Trusts (REITs	)	1,768	134,121
	Valeo	Auto Components		4,148	77,329
	Veolia Environnement SA	Multi-Utilities		10,608	343,349
	Vinci SA	Construction & Engineering		8,568	886,491
	Vivendi SA	Media		12,546	165,278
	Wendel SE	Diversified Financial Services		476	49,043
a,b,c	Worldline SA, 144A, Reg S	IT Services		4,182	183,728

					29,541,619

	Germany 11.9%
	1&1 Drillisch AG	Wireless Telecommunication Services		748	16,895
	Adidas AG	Textiles, Apparel & Luxury Goods		3,128	737,490
	Allianz SE	Insurance		7,004	1,687,575
a,b	Auto1 Group SE, 144A	Specialty Retail		1,496	17,203
	BASF SE	Chemicals		15,606	898,762
	Bayer AG	Pharmaceuticals		16,864	1,165,228
	Bayerische Motoren Werke AG	Automobiles		5,542	484,672
	Bechtle AG	IT Services		1,462	83,287
	Beiersdorf AG	Personal Products		1,700	180,071

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Franklin FTSE Europe ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
	Brenntag SE	Trading Companies & Distributors	2,652	$216,408
	Carl Zeiss Meditec AG	Health Care Equipment & Supplies	646	105,624
a	Commerzbank AG	Banks	17,884	137,838
a	Continental AG	Auto Components	1,904	138,549
	Covestro AG	Chemicals	3,094	157,806
a	CTS Eventim AG & Co. KGaA	Entertainment	986	68,040
	Daimler AG	Automobiles	14,314	1,016,268
a	Daimler Truck Holding AG	Machinery	7,208	202,344
a,b	Delivery Hero SE, 144A	Internet & Direct Marketing Retail	3,128	138,727
a	Deutsche Bank AG	Capital Markets	35,156	450,229
	Deutsche Boerse AG	Capital Markets	3,162	573,467
a	Deutsche Lufthansa AG	Airlines	10,200	83,506
	Deutsche Post AG	Air Freight & Logistics	16,660	807,276
	Deutsche Telekom AG	Diversified Telecommunication Services	57,834	1,089,557
	Deutsche Wohnen SE	Real Estate Management & Development	748	25,301
b	DWS Group GmbH & Co. KGaA, 144A	Capital Markets	612	22,648
	E.ON SE	Multi-Utilities	37,264	437,090
	Evonik Industries AG	Chemicals	3,026	84,778
a	Evotec SE	Life Sciences Tools & Services	2,686	81,887
	Fielmann AG	Specialty Retail	408	22,426
a	Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	612	34,388
	Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	3,502	236,751
	Fresenius SE & Co. KGaA	Health Care Providers & Services	6,936	257,335
	Fuchs Petrolub SE	Chemicals	578	16,567
	GEA Group AG	Machinery	2,822	117,150
	Hannover Rueck SE	Insurance	1,020	175,172
	HeidelbergCement AG	Construction Materials	2,550	146,573
	Hella GmbH & Co. KGaA	Auto Components	374	24,235
a	HelloFresh SE	Internet & Direct Marketing Retail	2,788	127,061
	Henkel AG & Co. KGaA	Household Products	1,734	115,664
	Hochtief AG	Construction & Engineering	340	23,152
	Infineon Technologies AG	Semiconductors & Semiconductor Equipment	22,168	764,252
	KION Group AG	Machinery	1,394	93,062
	Knorr-Bremse AG	Machinery	1,122	86,938
	LANXESS AG	Chemicals	1,428	63,380
	LEG Immobilien SE	Real Estate Management & Development	1,224	140,614
	Merck KGaA	Pharmaceuticals	2,210	466,833
a	METRO AG	Food & Staples Retailing	2,278	20,444
	MTU Aero Engines AG	Aerospace & Defense	918	215,212
	Muenchener Rueckversicherungs-Gesellschaft Aktiengesellschaft in Muenchen	Insurance	2,380	643,490
	Nemetschek AG	Software	918	89,680
	Puma SE	Textiles, Apparel & Luxury Goods	1,700	146,478
	Rational AG	Machinery	68	47,439
	Rheinmetall AG	Industrial Conglomerates	748	159,878
	RWE AG	Multi-Utilities	10,608	466,572
	SAP SE	Software	19,006	2,138,388
	Sartorius AG	Health Care Equipment & Supplies	34	13,051
b,c	Scout24 AG, 144A	Interactive Media & Services	1,292	74,752
	Siemens AG	Industrial Conglomerates	12,818	1,792,157
a	Siemens Energy AG	Electrical Equipment	7,310	168,526
b	Siemens Healthineers AG, 144A	Health Care Equipment & Supplies	4,794	299,987
a	Sixt SE	Road & Rail	238	32,413
	Symrise AG	Chemicals	2,210	267,657
a	Talanx AG	Insurance	884	39,363
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	11,050	30,356

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Franklin FTSE Europe ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
a	thyssenkrupp AG	Metals & Mining	8,058	$69,843
	Traton SE	Machinery	850	15,955
a	TUI AG	Hotels, Restaurants & Leisure	18,707	59,606
	Uniper SE	Independent Power and Renewable Electricity Producers	1,496	38,950
	United Internet AG	Diversified Telecommunication Services	1,870	64,875
	Vantage Towers AG	Diversified Telecommunication Services	1,496	53,415
	Varta AG	Electrical Equipment	238	23,806
	Volkswagen AG	Automobiles	544	136,915
	Vonovia SE	Real Estate Management & Development	13,328	627,432
	Wacker Chemie AG	Chemicals	272	46,834
a,b	Zalando SE, 144A	Internet & Direct Marketing Retail	3,740	191,420

				21,994,973

	Ireland 1.3%
	AIB Group PLC	Banks	13,396	29,855
	CRH PLC	Construction Materials	13,226	534,959
	DCC PLC	Industrial Conglomerates	1,700	132,642
	Experian PLC	Professional Services	15,572	605,040
a	Flutter Entertainment PLC	Hotels, Restaurants & Leisure	2,992	349,820
	Glanbia PLC	Food Products	3,298	38,493
	Kerry Group	Food Products	2,652	298,321
	Kingspan Group PLC	Building Products	2,584	255,998
	Smurfit Kappa Group PLC	Containers & Packaging	4,454	200,150

				2,445,278

	Isle Of Man 0.1%
a	GVC Holdings PLC	Hotels, Restaurants & Leisure	9,962	215,569

	Italy 3.4%
	A2A SpA	Multi-Utilities	26,554	45,928
	Amplifon SpA	Health Care Providers & Services	2,278	102,754
	Assicurazioni Generali SpA	Insurance	22,168	512,297
a	Atlantia SpA	Transportation Infrastructure	8,432	177,317
	Banca Mediolanum SpA	Diversified Financial Services	3,502	30,221
	Buzzi Unicem SpA	Construction Materials	1,836	34,432
	Davide Campari-Milano NV	Beverages	8,500	99,824
	De’ Longhi SpA	Household Durables	1,088	29,949
	DiaSorin SpA	Health Care Equipment & Supplies	374	59,049
	Enel SpA	Electric Utilities	132,430	894,109
	Eni SpA	Oil, Gas & Consumable Fuels	42,330	626,127
	Ferrari NV	Automobiles	2,142	473,561
	FinecoBank Banca Fineco SpA	Banks	10,438	160,562
	Hera SpA	Multi-Utilities	14,178	52,784
b,c	Infrastrutture Wireless Italiane SpA, 144A, Reg S	Diversified Telecommunication Services	6,324	71,525
	Interpump Group SpA	Machinery	1,360	69,154
	Intesa Sanpaolo SpA	Banks	283,526	657,272
	Italgas Reti SpA	Gas Utilities	8,602	55,742
a	Iveco Group NV	Machinery	3,278	21,701
a	Leonardo SpA	Aerospace & Defense	6,902	69,269
	Mediobanca Banca di Credito Finanziario SpA	Banks	11,832	121,380
	Moncler SpA	Textiles, Apparel & Luxury Goods	3,672	207,306
a,b	Nexi SpA, 144A	IT Services	12,682	148,162
b	Pirelli & C SpA, 144A	Auto Components	7,990	43,837
b,c	Poste Italiane SpA, 144A, Reg S	Insurance	7,854	90,184
	Prysmian SpA	Electrical Equipment	4,318	148,745

franklintempleton.com	Annual Report	217

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
	Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	1,632	$82,875
	Reply SpA	IT Services	374	62,420
	Snam SpA	Gas Utilities	37,502	218,314
	Telecom Italia SpA	Diversified Telecommunication Services	182,614	67,762
	Telecom Italia SpA/Milano, di Risp	Diversified Telecommunication Services	104,550	35,829
	Tenaris SA	Energy Equipment & Services	8,024	122,803
	Terna—Rete Elettrica Nazionale	Electric Utilities	23,902	207,065
	UniCredit SpA	Banks	36,652	401,895
	UnipolSai Assicurazioni SpA	Insurance	8,160	24,387

				6,226,541

	Luxembourg 0.4%
	ArcelorMittal SA	Metals & Mining	9,996	325,876
	Aroundtown SA	Real Estate Management & Development	19,040	110,034
	Eurofins Scientific SE	Life Sciences Tools & Services	2,074	207,480
a	RTL Group SA	Media	646	36,226
a	SUSE SA	Software	612	19,897

				699,513

	Mexico 0.0%†
	Fresnillo PLC	Metals & Mining	3,230	31,216

	Netherlands 8.8%
	Aalberts NV	Machinery	1,632	85,672
b	ABN AMRO Bank NV, 144A	Banks	7,106	92,047
a,b	Adyen NV, 144A	IT Services	510	1,026,520
	Aegon NV	Insurance	30,158	161,133
	Akzo Nobel NV	Chemicals	2,924	254,480
a	Argenx SE	Biotechnology	850	267,175
	ASM International NV	Semiconductors & Semiconductor Equipment	816	301,521
	ASML Holding NV	Semiconductors & Semiconductor Equipment	6,562	4,453,739
	ASR Nederland NV	Insurance	2,346	110,232
	BE Semiconductor Industries NV	Semiconductors & Semiconductor Equipment	1,190	103,091
b	CTP NV, 144A	Real Estate Management & Development	782	13,225
b,c	Euronext NV, 144A, Reg S	Capital Markets	1,360	125,142
	EXOR NV	Diversified Financial Services	1,802	139,347
	Heineken Holding NV	Beverages	1,802	142,555
	Heineken NV	Beverages	4,080	393,040
	IMCD Group NV	Trading Companies & Distributors	986	170,321
	ING Groep NV	Banks	64,294	680,386
	JDE Peet’s BV	Food Products	1,394	40,218
	Koninklijke Ahold Delhaize NV	Food & Staples Retailing	16,660	539,698
	Koninklijke DSM NV	Chemicals	2,856	516,381
	Koninklijke KPN NV	Diversified Telecommunication Services	54,026	188,932
	Koninklijke Philips NV	Health Care Equipment & Supplies	14,892	459,475
	Koninklijke Vopak NV	Oil, Gas & Consumable Fuels	1,122	36,665
	NN Group NV	Insurance	5,338	272,378
a	Prosus NV	Internet & Direct Marketing Retail	15,028	812,218
a	QIAGEN NV	Life Sciences Tools & Services	3,774	186,988
	Randstad NV	Professional Services	1,904	115,754
	Shell PLC	Oil, Gas & Consumable Fuels	130,628	3,626,439
b	Signify NV, 144A	Electrical Equipment	2,142	101,123
	Universal Music Group NV	Entertainment	12,818	345,068
	Wolters Kluwer NV	Professional Services	4,386	471,318

				16,232,281

218	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

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Franklin FTSE Europe ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Nigeria 0.0%†
b	Airtel Africa PLC, 144A	Wireless Telecommunication Services	17,068	$31,349

	Norway 1.3%
a	Adevinta ASA, B	Interactive Media & Services	4,522	41,817
	Aker ASA	Diversified Financial Services	408	37,795
	Aker BP ASA	Oil, Gas & Consumable Fuels	2,142	80,987
	DNB Bank ASA	Banks	17,578	402,260
	Equinor ASA	Oil, Gas & Consumable Fuels	16,490	624,598
	Gjensidige Forsikring ASA	Insurance	2,822	70,582
	Leroy Seafood Group ASA	Food Products	4,488	41,636
	Mowi ASA	Food Products	7,310	198,969
a	Nordic Semiconductor ASA	Semiconductors & Semiconductor Equipment	2,652	68,908
	Norsk Hydro ASA	Metals & Mining	22,882	225,313
	Orkla ASA	Food Products	13,056	117,002
	Salmar ASA	Food Products	884	70,607
	Schibsted ASA, A	Media	1,326	33,074
	Schibsted ASA, B	Media	1,700	36,629
	Telenor ASA	Diversified Telecommunication Services	10,880	157,713
	Tomra Systems ASA	Commercial Services & Supplies	1,972	101,780
	Yara International ASA	Chemicals	2,822	142,649

				2,452,319

	Poland 0.5%
a,b	Allegro.eu, 144A	Internet & Direct Marketing Retail	6,698	57,171
	Bank Pekao SA	Banks	2,686	72,770
	CD Projekt SA	Entertainment	1,054	43,943
	Cyfrowy Polsat SA	Media	4,556	30,350
a,b	Dino Polska SA, 144A	Food & Staples Retailing	816	66,674
a	InPost SA	Air Freight & Logistics	3,434	22,008
	KGHM Polska Miedz SA	Metals & Mining	2,346	97,336
	LPP SA	Textiles, Apparel & Luxury Goods	19	52,296
	Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	5,304	96,757
	Polskie Gornictwo Naftowe i Gazownictwo SA	Oil, Gas & Consumable Fuels	30,090	44,811
a	Powszechna Kasa Oszczednosci Bank Polski SA	Banks	14,654	140,096
	Powszechny Zaklad Ubezpieczen SA	Insurance	9,520	77,329
	Santander Bank Polska SA	Banks	510	37,327

				838,868

	Portugal 0.2%
	EDP—Energias de Portugal SA	Electric Utilities	48,348	240,192
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	8,840	113,260
	Jeronimo Martins SGPS SA	Food & Staples Retailing	4,590	110,976

				464,428

	Russia 0.0%†
d	Evraz PLC	Metals & Mining	10,404	—
d	Raspadskaya OJSC	Metals & Mining	4,427	—

				—

	Spain 3.7%
	Acciona SA	Electric Utilities	408	78,762
	ACS Actividades de Construccion y Servicios SA	Construction & Engineering	3,745	102,088
a,b	Aena SME SA, 144A	Transportation Infrastructure	1,224	205,713
a	Amadeus IT Group SA	IT Services	7,310	481,339
	Banco Bilbao Vizcaya Argentaria SA	Banks	113,254	656,523
	Banco Santander SA	Banks	288,218	994,126
	Bankinter SA	Banks	11,764	69,687

franklintempleton.com	Annual Report	219

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
	CaixaBank SA	Banks		75,820	$259,579
b	Cellnex Telecom SA, 144A	Diversified Telecommunication Services		10,268	499,373
a	Corp. ACCIONA Energias Renovables SA	Independent Power and Renewable Electricity Producers		850	31,683
	Corporacion Mapfre SA	Insurance		16,490	34,860
	EDP Renovaveis SA	Independent Power and Renewable Electricity Producers		4,080	105,955
	Enagas SA	Gas Utilities		4,250	95,285
	Endesa SA	Electric Utilities		5,440	119,694
	Ferrovial SA	Construction & Engineering		7,990	214,518
	Fluidra SA	Machinery		1,734	50,742
	Grifols SA	Biotechnology		5,678	104,115
	Iberdrola SA	Electric Utilities		102,170	1,127,700
	Industria de Diseno Textil SA	Specialty Retail		17,748	390,602
	Inmobiliaria Colonial SA	Equity Real Estate Investment Trusts (REITs	)	5,678	52,057
	Merlin Properties Socimi SA	Equity Real Estate Investment Trusts (REITs	)	5,712	67,273
	Naturgy Energy Group SA	Gas Utilities		2,516	76,032
	Red Electrica Corp. SA	Electric Utilities		7,412	153,476
	Repsol SA	Oil, Gas & Consumable Fuels		21,896	290,500
a	Siemens Gamesa Renewable Energy SA	Electrical Equipment		3,876	68,894
	Telefonica SA	Diversified Telecommunication Services		87,489	427,197

					6,757,773

	Sweden 5.4%
	Alfa Laval AB	Machinery		5,440	189,887
	Assa Abloy AB, B	Building Products		15,572	425,918
	Atlas Copco AB	Machinery		6,494	299,287
	Atlas Copco AB, A	Machinery		10,812	570,451
	Beijer Ref AB	Trading Companies & Distributors		4,182	76,914
	Boliden AB	Metals & Mining		4,692	240,707
	Castellum AB	Real Estate Management & Development		4,726	118,310
	Electrolux AB	Household Durables		3,910	60,038
	Elekta AB, B	Health Care Equipment & Supplies		6,222	49,552
	Epiroc AB, A	Machinery		10,676	231,634
	Epiroc AB, B	Machinery		6,494	118,844
	EQT AB	Capital Markets		4,692	187,340
	Ericsson, B	Communications Equipment		51,442	476,366
	Essity AB, B	Household Products		10,472	249,681
b,c	Evolution Gaming Group AB, 144A, Reg S	Hotels, Restaurants & Leisure		2,754	286,086
a	Fastighets AB Balder, B	Real Estate Management & Development		1,700	113,353
	Getinge AB, B	Health Care Equipment & Supplies		3,842	155,421
	Hennes & Mauritz AB, B	Specialty Retail		15,062	203,932
	Hexagon AB, B	Electronic Equipment, Instruments & Components		31,858	453,801
	Holmen AB, B	Paper & Forest Products		1,632	92,358
	Husqvarna AB, A	Household Durables		442	4,695
	Husqvarna AB, B	Household Durables		7,276	77,027
	Industrivarden AB, A	Diversified Financial Services		3,957	114,132
	Industrivarden AB, C	Diversified Financial Services		2,856	80,874
	Indutrade AB	Machinery		4,794	122,584
	Investment AB Latour, B	Industrial Conglomerates		2,414	77,968
	Investor AB, A	Diversified Financial Services		9,112	215,495
	Investor AB, B	Diversified Financial Services		31,178	689,674
a	Kinnevik AB, A	Diversified Financial Services		272	7,413
a	Kinnevik AB, B	Diversified Financial Services		4,114	109,258
	L E Lundbergforetagen AB, B	Diversified Financial Services		1,292	66,628

220	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
	Lifco AB, B	Industrial Conglomerates	3,910	$101,071
	Lundin Energy AB	Oil, Gas & Consumable Fuels	3,230	138,393
	Nibe Industrier AB, B	Building Products	19,924	224,587
	Sagax AB, B	Real Estate Management & Development	2,924	90,047
	Sagax AB, D	Real Estate Management & Development	2,040	7,070
	Samhallsbyggnadsbolaget i Norden AB	Real Estate Management & Development	18,836	85,394
	Sandvik AB	Machinery	18,496	398,920
	Securitas AB, B	Commercial Services & Supplies	5,270	60,196
a,b	Sinch AB, 144A	Software	8,840	61,144
	Skandinaviska Enskilda Banken AB, A	Banks	23,970	263,507
	Skandinaviska Enskilda Banken AB, C	Banks	374	4,414
	Skanska AB, B	Construction & Engineering	6,154	139,596
	SKF AB, B	Machinery	6,562	108,400
	Svenska Cellulosa AB, A	Paper & Forest Products	408	7,985
	Svenska Cellulosa AB, B	Paper & Forest Products	10,166	200,115
	Svenska Handelsbanken AB, A	Banks	25,500	237,778
	Svenska Handelsbanken AB, B	Banks	646	6,887
	Sweco AB, B	Construction & Engineering	3,400	49,982
	Swedbank AB, A	Banks	17,272	261,321
	Swedish Match AB	Tobacco	26,078	198,340
a	Swedish Orphan Biovitrum AB	Biotechnology	3,060	73,221
	Tele2 AB, B	Wireless Telecommunication Services	8,568	130,827
	Telefonaktiebolaget LM Ericsson, A	Communications Equipment	646	6,280
	Telia Co. AB	Diversified Telecommunication Services	44,132	178,718
b	Thule Group AB, 144A	Leisure Products	1,802	72,510
	Trelleborg AB, B	Machinery	4,148	97,475
	Vitrolife AB	Biotechnology	1,122	37,515
	Volvo AB, A	Machinery	3,536	68,676
	Volvo AB, B	Machinery	25,976	492,238

				9,968,235

	Switzerland 16.7%
	ABB Ltd.	Electrical Equipment	27,982	917,378
	Adecco Group AG	Professional Services	2,618	119,513
	Alcon Inc.	Health Care Equipment & Supplies	7,888	631,726
	Baloise Holding AG	Insurance	782	140,297
	Banque Cantonale Vaudoise	Banks	476	41,484
	Barry Callebaut AG	Food Products	68	160,348
	Belimo Holding AG	Building Products	170	90,981
	BKW AG	Electric Utilities	306	38,572
	Chocoladefabriken Lindt & Spruengli AG	Food Products	37	443,075
	Cie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	8,704	1,116,079
a	Clariant AG	Chemicals	3,910	68,364
	Coca-Cola HBC AG	Beverages	3,366	70,887
	Credit Suisse Group AG	Capital Markets	43,894	350,103
	DKSH Holding AG	Professional Services	612	51,707
	Emmi AG	Food Products	34	37,353
	EMS-Chemie Holding AG	Chemicals	136	133,229
a	Flughafen Zurich AG	Transportation Infrastructure	340	61,553
	Geberit AG	Building Products	612	380,534
	Georg Fischer AG	Machinery	68	81,873
	Givaudan AG	Chemicals	159	661,226
a	Glencore PLC	Metals & Mining	223,720	1,472,805
	Helvetia Holding AG	Insurance	612	80,270
a	Holcim Ltd.	Construction Materials	9,350	460,159
	Julius Baer Group Ltd.	Capital Markets	3,536	207,030

franklintempleton.com	Annual Report	221

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
	Kuehne + Nagel International AG	Marine		850	$243,015
	Logitech International SA	Technology Hardware, Storage & Peripherals		2,516	189,196
	Lonza Group AG	Life Sciences Tools & Services		1,258	918,911
	Nestle SA	Food Products		46,988	6,137,417
	Novartis AG	Pharmaceuticals		35,802	3,161,002
	Partners Group Holding AG	Capital Markets		374	468,795
	PSP Swiss Property AG	Real Estate Management & Development		748	98,839
	Roche Holding AG, Bearer	Pharmaceuticals		442	194,523
	Roche Holding AG, Non-Voting	Pharmaceuticals		12,002	4,779,281
	Schindler Holding AG	Machinery		306	65,805
	Schindler Holding AG, PC	Machinery		680	147,047
	SGS SA	Professional Services		102	285,522
	SIG Combibloc Group AG	Containers & Packaging		5,474	139,192
	Sika AG	Chemicals		2,618	874,516
	Sonova Holding AG	Health Care Equipment & Supplies		918	386,652
	STMicroelectronics NV	Semiconductors & Semiconductor Equipment		10,676	470,276
	Straumann Holding AG	Health Care Equipment & Supplies		170	274,605
	Swatch Group AG	Textiles, Apparel & Luxury Goods		476	136,399
	Swatch Group AG	Textiles, Apparel & Luxury Goods		782	42,828
	Swiss Life Holding AG	Insurance		544	351,258
	Swiss Prime Site AG	Real Estate Management & Development		1,292	128,112
	Swiss Re AG	Insurance		4,862	465,569
	Swisscom AG	Diversified Telecommunication Services		442	266,569
	Tecan Group AG	Life Sciences Tools & Services		204	81,578
	Temenos AG	Software		1,054	101,935
	UBS Group AG	Capital Markets		54,094	1,066,597
b,c	VAT Group AG, 144A, Reg S	Machinery		442	170,220
a	Vifor Pharma AG	Pharmaceuticals		884	158,260
	Zurich Insurance Group AG	Insurance		2,550	1,265,786

					30,886,251

	United Kingdom 19.9%
	3i Group PLC	Capital Markets		16,354	298,979
	Abrdn PLC	Capital Markets		36,652	103,706
	Admiral Group PLC	Insurance		3,808	128,504
	Anglo American PLC	Metals & Mining		20,842	1,090,119
	Ashtead Group PLC	Trading Companies & Distributors		7,684	488,961
	Associated British Foods PLC	Food Products		5,984	130,946
	AstraZeneca PLC	Pharmaceuticals		26,452	3,528,777
b	Auto Trader Group PLC, 144A	Interactive Media & Services		15,470	128,892
	AVEVA Group PLC	Software		1,904	61,419
	Aviva PLC	Insurance		63,512	378,060
	B&M European Value Retail SA	Multiline Retail		15,198	106,896
	BAE Systems PLC	Aerospace & Defense		53,720	507,420
	Barclays PLC	Banks		285,362	557,196
	Barratt Developments PLC	Household Durables		16,422	112,954
	Bellway PLC	Household Durables		2,108	67,500
	Berkeley Group Holdings PLC	Household Durables		1,726	84,993
	BP PLC	Oil, Gas & Consumable Fuels		328,508	1,623,502
	British American Tobacco PLC	Tobacco		38,896	1,635,981
	British Land Co. PLC	Equity Real Estate Investment Trusts (REITs	)	15,776	110,172
	BT Group PLC	Diversified Telecommunication Services		118,456	284,168
	Bunzl PLC	Trading Companies & Distributors		5,780	225,872
	Burberry Group PLC	Textiles, Apparel & Luxury Goods		6,868	151,376
a	Centrica PLC	Multi-Utilities		101,558	107,080
	CNH Industrial NV	Machinery		17,000	272,282

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
	Compass Group PLC	Hotels, Restaurants & Leisure		30,498	$662,561
b	ConvaTec Group PLC, 144A	Health Care Equipment & Supplies		27,574	78,274
	Croda International PLC	Chemicals		2,312	239,875
	Dechra Pharmaceuticals PLC	Pharmaceuticals		1,802	96,233
a,b	Deliveroo PLC, 144A	Internet & Direct Marketing Retail		22,032	32,693
	Derwent London PLC	Equity Real Estate Investment Trusts (REITs	)	1,700	71,827
	Diageo PLC	Beverages		39,338	2,001,077
	Direct Line Insurance Group PLC	Insurance		23,460	84,975
	Dr. Martens PLC	Textiles, Apparel & Luxury Goods		9,554	30,039
	DS Smith PLC	Containers & Packaging		21,930	93,004
a	easyJet PLC	Airlines		6,376	46,726
	Electrocomponents PLC	Trading Companies & Distributors		8,024	114,522
	Ferguson PLC	Trading Companies & Distributors		3,808	520,433
	GlaxoSmithKline PLC	Pharmaceuticals		84,626	1,835,357
	Halma PLC	Electronic Equipment, Instruments & Components		6,562	216,860
	Hargreaves Lansdown PLC	Capital Markets		6,494	86,187
	Hikma Pharmaceuticals PLC	Pharmaceuticals		2,890	78,424
	HomeServe PLC	Commercial Services & Supplies		4,658	51,701
	Howden Joinery Group PLC	Trading Companies & Distributors		9,792	98,990
	HSBC Holdings PLC	Banks		349,214	2,415,751
	IMI PLC	Machinery		4,216	75,660
	Imperial Brands PLC	Tobacco		16,116	341,734
a	Informa PLC	Media		25,568	202,591
	InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure		3,128	213,749
	Intermediate Capital Group PLC	Capital Markets		4,760	111,902
a	International Consolidated Airlines Group SA	Airlines		19,451	36,428
	Intertek Group PLC	Professional Services		2,788	191,764
a	ITV PLC	Media		64,498	69,568
	J Sainsbury PLC	Food & Staples Retailing		27,982	93,101
	JD Sports Fashion PLC	Specialty Retail		43,758	85,413
	Johnson Matthey PLC	Chemicals		2,924	72,320
a,b,c	Just Eat Takeaway.com NV, 144A, Reg S	Internet & Direct Marketing Retail		3,094	105,875
	Kingfisher PLC	Specialty Retail		33,762	113,532
	Land Securities Group PLC	Equity Real Estate Investment Trusts (REITs	)	12,240	126,606
	Legal & General Group PLC	Insurance		102,000	365,292
	Lloyds Banking Group PLC	Banks		1,208,972	749,018
	London Stock Exchange Group PLC	Capital Markets		6,188	649,025
	M&G PLC	Diversified Financial Services		44,676	130,116
a	Meggitt PLC	Aerospace & Defense		13,396	134,083
	Melrose Industries PLC	Industrial Conglomerates		74,419	122,333
	Mondi PLC	Paper & Forest Products		8,330	163,583
	National Grid PLC	Multi-Utilities		61,846	954,680
	Natwest Group PLC	Banks		87,346	248,294
	Next PLC	Multiline Retail		2,176	172,819
a	NMC Health PLC	Health Care Providers & Services		1,159	—
a	Ocado Group PLC	Food & Staples Retailing		8,330	128,432
	Pearson PLC	Media		12,886	127,349
	Pennon Group PLC	Water Utilities		4,782	67,684
a,b	Pepco Group NV, 144A	Multiline Retail		1,836	19,725
	Persimmon PLC	Household Durables		5,440	154,067
	Phoenix Group Holdings PLC	Insurance		12,954	104,723
	Prudential PLC	Insurance		46,852	699,539
	Reckitt Benckiser Group PLC	Household Products		10,846	832,832
	RELX PLC	Professional Services		31,722	995,303
	Renishaw PLC	Electronic Equipment, Instruments & Components		578	29,452
	Rentokil Initial PLC	Commercial Services & Supplies		31,892	220,871

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Franklin FTSE Europe ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
	Rightmove PLC	Interactive Media & Services		15,062	$125,493
a	Rolls-Royce Holdings PLC	Aerospace & Defense		143,072	190,448
	Royal Mail PLC	Air Freight & Logistics		15,640	67,749
	Schroders PLC	Capital Markets		1,938	82,444
	Segro PLC	Equity Real Estate Investment Trusts (REITs	)	20,434	361,999
	Severn Trent PLC	Water Utilities		4,318	174,993
	Smith & Nephew PLC	Health Care Equipment & Supplies		15,028	241,397
	Smiths Group PLC	Industrial Conglomerates		6,800	130,046
	Spirax-Sarco Engineering PLC	Machinery		1,258	207,623
	SSE PLC	Electric Utilities		18,326	421,894
	St. James’s Place Capital PLC	Capital Markets		9,078	173,133
	Standard Chartered PLC	Banks		43,180	290,064
	Tate & Lyle PLC	Food Products		8,024	77,355
	Taylor Wimpey PLC	Household Durables		62,186	107,014
	Tesco PLC	Food & Staples Retailing		128,826	468,148
	The Sage Group PLC	Software		17,952	165,739
a	THG PLC	Internet & Direct Marketing Retail		17,476	21,169
	Travis Perkins PLC	Trading Companies & Distributors		3,842	62,575
	Unilever PLC	Personal Products		43,520	1,979,737
	United Utilities Group PLC	Water Utilities		11,730	173,671
	Vodafone Group PLC	Wireless Telecommunication Services		462,808	760,720
	Weir Group PLC	Machinery		4,488	96,969
a	Whitbread PLC	Hotels, Restaurants & Leisure		3,468	130,455
a	Wise PLC, A	IT Services		7,650	49,858
	WPP PLC	Media		19,108	252,340

					36,763,760

	United States 0.3%
	Stellantis NV	Automobiles		34,680	571,083

	Total Common Stocks and Other Equity Interests (Cost $164,971,494)				182,146,390

	Preferred Stocks 0.8%
	Germany 0.7%
e	Bayerische Motoren Werke AG, 2.731%, pfd.	Automobiles		986	77,124
e	Fuchs Petrolub SE, 3.020%, pfd.	Chemicals		1,190	43,402
e	Henkel AG & Co. KGaA, 3.049%, pfd.	Household Products		2,992	202,007
e	Porsche Automobil Holding SE, 2.514%, pfd.	Automobiles		2,618	256,046
e	Sartorius AG, 0.314%, pfd.	Health Care Equipment & Supplies		442	197,553
e	Sixt SE, 0.074%, pfd.	Road & Rail		272	20,580
e	Volkswagen AG, 3.096%, pfd.	Automobiles		3,128	546,418

					1,343,130

	Spain 0.1%
e	Grifols SA, 3.440%, pfd., B	Biotechnology		4,420	53,605

	Total Preferred Stocks (Cost $1,379,395)				1,396,735

	Rights 0.0%†
	France 0.0%†
a	Electricite de France SA, rts., 4/4/22	Electric Utilities		7,579	2,833

	Total Investments (Cost $166,350,889) 99.3%				183,545,958
	Other Assets, less Liabilities 0.7%				1,311,124

	Net Assets 100.0%				$184,857,082

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Franklin FTSE Europe ETF (continued)

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $5,100,950, representing 2.8% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $1,245,085, representing 0.7% of net assets.

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eVariable rate security. The rate shown represents the yield at period end.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
EURO STOXX 50 Index	Long	21	$893,269	6/17/22	$57,220
FTSE 100 Index	Long	3	295,694	6/17/22	14,513

Total Futures Contracts					$71,733

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Europe Hedged ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.72	$19.15	$22.81	$23.88	$25.05

Income from investment operations[b]:

Net investment income[c]	0.76	0.59	0.73	0.79	0.25

Net realized and unrealized gains (losses)	1.51	6.45	(2.92)	0.62	(1.40)

Total from investment operations	2.27	7.04	(2.19)	1.41	(1.15)

Less distributions from:

Net investment income	(0.87)	(0.47)	(1.47)	(0.38)	(0.02)

Net realized gains	—	—	—	(2.10)	— [d]

Total Distributions	(0.87)	(0.47)	(1.47)	(2.48)	(0.02)

Net asset value, end of year	$27.12	$25.72	$19.15	$22.81	$23.88

Total return[e]	8.75%	36.92%	(10.67)%	6.98%	(4.61)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%	0.09%	0.09%	—%

Net investment income	2.77%	2.58%	3.10%	3.28%	2.47%

Supplemental data

Net assets, end of year (000’s)	$21,695	$15,429	$3,831	$4,563	$33,428

Portfolio turnover rate[g]	11.67% [h]	12.87% [h]	14.81% [h]	26.81%	5.33%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	11.67%	12.87%	14.81%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Europe Hedged ETF

		Industry		Shares	Value
	Common Stocks and Other Equity Interests 98.9%
	Australia 0.8%
	Rio Tinto PLC	Metals & Mining		2,188	$175,183

	Austria 0.4%
a	ams AG	Semiconductors & Semiconductor Equipment		480	7,440
	Andritz AG	Machinery		136	6,352
	Erste Group Bank AG	Banks		616	22,680
	OMV AG	Oil, Gas & Consumable Fuels		280	13,518
	Raiffeisen Bank International AG	Banks		256	3,689
a	Telekom Austria AG	Diversified Telecommunication Services		256	1,994
	Verbund AG	Electric Utilities		132	14,026
	Voestalpine AG	Metals & Mining		236	7,095

					76,794

	Belgium 1.4%
	Ackermans & van Haaren NV	Diversified Financial Services		44	8,284
	Ageas SA/NV	Insurance		356	18,158
	Anheuser-Busch InBev SA/NV	Beverages		1,740	105,048
	Colruyt SA	Food & Staples Retailing		97	4,047
	D’ieteren Group	Distributors		48	8,177
	Elia Group SA/NV	Electric Utilities		72	11,071
	Groupe Bruxelles Lambert SA	Diversified Financial Services		208	21,782
	KBC Groep NV	Banks		556	40,446
	Proximus SADP	Diversified Telecommunication Services		268	5,025
	Sofina SA	Diversified Financial Services		30	11,022
	Solvay SA	Chemicals		136	13,537
	Telenet Group Holding NV	Media		88	2,861
	UCB SA	Pharmaceuticals		240	28,960
	Umicore SA	Chemicals		408	17,868
	Warehouses De Pauw CVA	Equity Real Estate Investment Trusts (REITs	)	288	12,529

					308,815

	Bermuda 0.0%†
	Hiscox Ltd.	Insurance		668	8,651

	Chile 0.1%
	Antofagasta PLC	Metals & Mining		692	15,243

	Czech Republic 0.0%†
b	Avast PLC, 144A	Software		1,096	8,168

	Denmark 4.0%
	Ambu AS, B	Health Care Equipment & Supplies		340	5,086
	AP Moller-Maersk A/S, A	Marine		9	26,857
	AP Moller-Maersk A/S, B	Marine		11	33,517
	Carlsberg AS, B	Beverages		192	23,837
	Chr. Hansen Holding AS	Chemicals		204	15,157
	Coloplast AS, B	Health Care Equipment & Supplies		268	41,070
	Danske Bank AS	Banks		1,316	22,165
	DSV AS	Air Freight & Logistics		392	76,256
a	Genmab A/S	Biotechnology		120	44,246
	GN Store Nord AS	Health Care Equipment & Supplies		260	12,939
	H. Lundbeck AS	Pharmaceuticals		116	2,701
	Novo Nordisk AS, B	Pharmaceuticals		3,196	358,019
	Novozymes AS	Chemicals		396	27,425
b	Orsted AS, 144A	Electric Utilities		376	47,761
	Pandora AS	Textiles, Apparel & Luxury Goods		184	17,824
	Rockwool International AS, B	Building Products		12	4,006
	Royal Unibrew A/S	Beverages		100	9,459
	SimCorp A/S	Software		76	5,650

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Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Denmark (continued)
	Tryg AS	Insurance		612	$15,036
	Vestas Wind Systems A/S	Electrical Equipment		2,032	60,714
a	William Demant Holding AS	Health Care Equipment & Supplies		208	9,520

					859,245

	Finland 2.0%
	Elisa OYJ	Diversified Telecommunication Services		288	17,503
c	Fortum OYJ, Reg S	Electric Utilities		860	15,817
	Huhtamaki OYJ	Containers & Packaging		184	6,465
	Kesko OYJ	Food & Staples Retailing		540	15,027
	Kojamo Oyj	Real Estate Management & Development		388	9,403
	Kone OYJ, B	Machinery		796	42,149
	Metso Outotec Oyj	Machinery		1,228	10,499
	Neste Oil OYJ	Oil, Gas & Consumable Fuels		840	38,768
a	Nokia OYJ	Communications Equipment		11,340	62,904
	Nokian Renkaat OYJ	Auto Components		268	4,406
	Nordea Bank Abp	Banks		7,192	75,061
	Orion OYJ	Pharmaceuticals		204	9,340
	Sampo OYJ, A	Insurance		1,020	50,367
	Stora Enso OYJ, R	Paper & Forest Products		1,144	22,676
	UPM-Kymmene OYJ	Paper & Forest Products		1,080	35,641
	Valmet Oyj	Machinery		336	10,546
	Wartsila OYJ ABP	Machinery		956	8,835

					435,407

	France 16.0%
a	Accor SA	Hotels, Restaurants & Leisure		372	12,098
a	Aeroports de Paris SA	Transportation Infrastructure		56	8,474
	Air Liquide SA	Chemicals		936	165,506
a	Airbus SE	Aerospace & Defense		1,120	137,527
b	ALD SA, 144A	Road & Rail		156	2,090
	Alstom SA	Machinery		596	14,105
b	Amundi SA, 144A	Capital Markets		112	7,751
	Arkema SA	Chemicals		132	15,972
	Atos SE	IT Services		188	5,181
	AXA SA	Insurance		3,872	114,447
	Biomerieux	Health Care Equipment & Supplies		84	9,042
	BNP Paribas SA	Banks		2,152	124,342
	Bollore	Entertainment		1,948	10,304
	Bouygues SA	Construction & Engineering		432	15,203
	Bureau Veritas SA	Professional Services		564	16,278
	Capgemini SE	IT Services		324	73,001
	Carrefour SA	Food & Staples Retailing		1,240	27,104
	Cie Generale des Etablissements Michelin SCA	Auto Components		352	48,154
	CNP Assurances	Insurance		296	7,180
	Compagnie de Saint-Gobain	Building Products		940	56,761
	Covivio	Equity Real Estate Investment Trusts (REITs	)	104	8,348
	Credit Agricole SA	Banks		2,420	29,312
	Danone SA	Food Products		1,208	67,244
	Dassault Aviation SA	Aerospace & Defense		45	7,195
	Dassault Systemes SE	Software		1,340	66,668
	Edenred	IT Services		504	25,190
	EDF SA	Electric Utilities		1,101	10,454
	Eiffage SA	Construction & Engineering		148	15,354
	Engie SA	Multi-Utilities		3,348	44,456
	EssilorLuxottica SA	Textiles, Apparel & Luxury Goods		592	109,540

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	France (continued)
	Eurazeo SE	Diversified Financial Services		96	$8,161
	Faurecia SE	Auto Components		232	6,105
	Gecina SA	Equity Real Estate Investment Trusts (REITs	)	104	13,226
	Getlink SE	Transportation Infrastructure		920	16,731
	Hermes International	Textiles, Apparel & Luxury Goods		62	89,093
	ICADE	Equity Real Estate Investment Trusts (REITs	)	68	4,415
	Ipsen SA	Pharmaceuticals		72	9,077
a	JCDecaux SA	Media		140	3,337
	Kering SA	Textiles, Apparel & Luxury Goods		148	94,802
a	Klepierre SA	Equity Real Estate Investment Trusts (REITs	)	372	10,008
	L’Oreal SA	Personal Products		496	200,800
b	La Francaise des Jeux SAEM, 144A	Hotels, Restaurants & Leisure		180	7,202
	Legrand SA	Electrical Equipment		540	51,900
	LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods		502	362,723
a,b	Neoen SA, 144A	Independent Power and Renewable Electricity Producers		48	2,063
	Orange SA	Diversified Telecommunication Services		3,868	46,067
	Orpea	Health Care Providers & Services		96	4,206
	Pernod Ricard SA	Beverages		420	93,135
	Plastic Omnium SA	Auto Components		100	1,836
	Publicis Groupe	Media		464	28,529
	Remy Cointreau SA	Beverages		48	9,987
a	Renault SA	Automobiles		364	9,669
	Rexel SA	Trading Companies & Distributors		616	13,317
	Safran SA	Aerospace & Defense		704	84,017
	Sanofi	Pharmaceuticals		2,188	225,214
	Sartorius Stedim Biotech	Life Sciences Tools & Services		48	19,894
	Schneider Electric SE	Electrical Equipment		1,064	180,136
	SCOR SE	Insurance		312	10,133
	SEB SA	Household Durables		60	8,452
	Societe Generale SA	Banks		1,544	42,021
	Sodexo SA	Hotels, Restaurants & Leisure		172	14,124
a	SOITEC	Semiconductors & Semiconductor Equipment		44	8,376
	Somfy SA	Electrical Equipment		16	2,603
	Teleperformance	Professional Services		116	44,696
	Thales SA	Aerospace & Defense		200	25,357
	TotalEnergies SE	Oil, Gas & Consumable Fuels		4,784	245,014
a	Ubisoft Entertainment SA	Entertainment		188	8,357
a	Unibail-Rodamco-Westfield	Equity Real Estate Investment Trusts (REITs	)	208	15,779
	Valeo	Auto Components		472	8,799
	Veolia Environnement SA	Multi-Utilities		1,260	40,782
	Vinci SA	Construction & Engineering		1,008	104,293
	Vivendi SA	Media		1,432	18,865
	Wendel SE	Diversified Financial Services		52	5,358
a,b,c	Worldline SA, 144A, Reg S	IT Services		492	21,615

					3,474,555

	Germany 11.9%
	1&1 Drillisch AG	Wireless Telecommunication Services		88	1,988
	Adidas AG	Textiles, Apparel & Luxury Goods		368	86,764
	Allianz SE	Insurance		828	199,502
a,b	Auto1 Group SE, 144A	Specialty Retail		176	2,024
	BASF SE	Chemicals		1,844	106,197
	Bayer AG	Pharmaceuticals		1,980	136,809
	Bayerische Motoren Werke AG	Automobiles		648	56,670
	Bechtle AG	IT Services		168	9,571
	Beiersdorf AG	Personal Products		204	21,609

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Franklin FTSE Europe Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
	Brenntag AG	Trading Companies & Distributors	312	$25,460
	Carl Zeiss Meditec AG	Health Care Equipment & Supplies	72	11,772
a	Commerzbank AG	Banks	2,100	16,185
a	Continental AG	Auto Components	220	16,009
b	Covestro AG, 144A	Chemicals	360	18,361
a	CTS Eventim AG & Co. KGaA	Entertainment	120	8,281
	Daimler AG	Automobiles	1,692	120,129
a	Daimler Truck Holding AG	Machinery	840	23,581
a,b	Delivery Hero SE, 144A	Internet & Direct Marketing Retail	376	16,676
a	Deutsche Bank AG	Capital Markets	4,116	52,712
	Deutsche Boerse AG	Capital Markets	368	66,741
a	Deutsche Lufthansa AG	Airlines	1,184	9,693
	Deutsche Post AG	Air Freight & Logistics	1,968	95,361
	Deutsche Telekom AG	Diversified Telecommunication Services	6,808	128,259
	Deutsche Wohnen AG	Real Estate Management & Development	104	3,518
b	DWS Group GmbH & Co. KGaA, 144A	Capital Markets	68	2,516
	E.ON SE	Multi-Utilities	4,364	51,188
	Evonik Industries AG	Chemicals	388	10,870
a	Evotec SE	Life Sciences Tools & Services	308	9,390
	Fielmann AG	Specialty Retail	52	2,858
a	Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	68	3,821
	Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	412	27,853
	Fresenius SE & Co. KGaA	Health Care Providers & Services	820	30,423
	Fuchs Petrolub SE	Chemicals	68	1,949
	GEA Group AG	Machinery	332	13,782
	Hannover Rueck SE	Insurance	120	20,609
	HeidelbergCement AG	Construction Materials	288	16,554
	Hella GmbH & Co. KGaA	Auto Components	48	3,110
a	HelloFresh SE	Internet & Direct Marketing Retail	328	14,948
	Henkel AG & Co. KGaA	Household Products	204	13,608
	Hochtief AG	Construction & Engineering	36	2,451
	Infineon Technologies AG	Semiconductors & Semiconductor Equipment	2,624	90,464
	KION Group AG	Machinery	156	10,414
	Knorr-Bremse AG	Machinery	132	10,228
	Lanxess AG	Chemicals	168	7,456
	LEG Immobilien AG	Real Estate Management & Development	144	16,543
	Merck KGaA	Pharmaceuticals	260	54,922
	METRO AG	Food & Staples Retailing	244	2,190
	MTU Aero Engines AG	Aerospace & Defense	106	24,850
	Muenchener Rueckversicherungs-Gesellschaft Aktiengesellschaft in Muenchen	Insurance	284	76,786
	Nemetschek AG	Software	112	10,941
	Puma SE	Textiles, Apparel & Luxury Goods	204	17,577
	Rational AG	Machinery	7	4,883
	Rheinmetall AG	Industrial Conglomerates	88	18,809
	RWE AG	Multi-Utilities	1,268	55,771
	SAP SE	Software	2,232	251,125
	Sartorius AG	Health Care Equipment & Supplies	4	1,535
b,c	Scout24 AG, 144A, Reg S	Interactive Media & Services	148	8,563
	Siemens AG	Industrial Conglomerates	1,512	211,401
a	Siemens Energy AG	Electrical Equipment	860	19,827
b	Siemens Healthineers AG, 144A	Health Care Equipment & Supplies	564	35,293
	Sixt SE	Road & Rail	28	3,813
	Symrise AG	Chemicals	260	31,489
a	Talanx AG	Insurance	112	4,987
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	1,276	3,505

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Franklin FTSE Europe Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Germany (continued)
a	thyssenkrupp AG	Metals & Mining	964	$8,356
	Traton SE	Machinery	96	1,802
a	TUI AG	Hotels, Restaurants & Leisure	2,142	6,825
	Uniper SE	Independent Power and Renewable Electricity Producers	180	4,687
	United Internet AG	Diversified Telecommunication Services	224	7,771
	Vantage Towers AG	Diversified Telecommunication Services	184	6,570
	Varta AG	Electrical Equipment	28	2,801
	Volkswagen AG	Automobiles	64	16,108
	Vonovia SE	Real Estate Management & Development	1,564	73,627
	Wacker Chemie AG	Chemicals	32	5,510
a,b	Zalando SE, 144A	Internet & Direct Marketing Retail	436	22,315

				2,589,546

	Ireland 1.3%
	AIB Group PLC	Banks	1,568	3,494
	CRH PLC	Construction Materials	1,556	62,936
	DCC PLC	Industrial Conglomerates	200	15,605
	Experian PLC	Professional Services	1,840	71,492
a	Flutter Entertainment PLC	Hotels, Restaurants & Leisure	356	41,623
	Glanbia PLC	Food Products	380	4,435
	Kerry Group	Food Products	308	34,647
	Kingspan Group PLC	Building Products	308	30,514
	Smurfit Kappa Group PLC	Containers & Packaging	524	23,547

				288,293

	Isle Of Man 0.1%
a	GVC Holdings PLC	Hotels, Restaurants & Leisure	1,164	25,188

	Italy 3.4%
	A2A SpA	Multi-Utilities	3,020	5,223
	Amplifon SpA	Health Care Providers & Services	264	11,908
	Assicurazioni Generali SpA	Insurance	2,612	60,363
a	Atlantia SpA	Transportation Infrastructure	996	20,945
	Banca Mediolanum SpA	Diversified Financial Services	512	4,418
	Buzzi Unicem SpA	Construction Materials	184	3,451
	Davide Campari-Milano NV	Beverages	980	11,509
	De’ Longhi SpA	Household Durables	136	3,744
	DiaSorin SpA	Health Care Equipment & Supplies	44	6,947
	Enel SpA	Electric Utilities	15,648	105,648
	Eni SpA	Oil, Gas & Consumable Fuels	4,988	73,780
	Ferrari NV	Automobiles	252	55,713
	FinecoBank Banca Fineco SpA	Banks	1,216	18,705
	Hera SpA	Multi-Utilities	1,536	5,718
b,c	Infrastrutture Wireless Italiane SpA, 144A, Reg S	Diversified Telecommunication Services	692	7,827
	Interpump Group SpA	Machinery	156	7,932
	Intesa Sanpaolo SpA	Banks	33,428	77,493
	Italgas Reti SpA	Gas Utilities	948	6,143
a	Iveco Group NV	Machinery	381	2,522
a	Leonardo SpA	Aerospace & Defense	800	8,029
	Mediobanca Banca di Credito Finanziario SpA	Banks	1,416	14,526
	Moncler SpA	Textiles, Apparel & Luxury Goods	432	24,389
a,b	Nexi SpA, 144A	IT Services	1,480	17,291
b	Pirelli & C SpA, 144A	Auto Components	996	5,465
b,c	Poste Italiane SpA, 144A, Reg S	Insurance	900	10,334
	Prysmian SpA	Electrical Equipment	532	18,326

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Franklin FTSE Europe Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Italy (continued)
	Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	192	$9,750
	Reply SpA	IT Services	44	7,344
	Snam SpA	Gas Utilities	4,464	25,987
	Telecom Italia SpA	Diversified Telecommunication Services	22,224	8,247
	Telecom Italia SpA/Milano, di Risp	Diversified Telecommunication Services	12,428	4,259
	Tenaris SA	Energy Equipment & Services	952	14,570
	Terna—Rete Elettrica Nazionale	Electric Utilities	2,840	24,603
	UniCredit SpA	Banks	4,316	47,326
	UnipolSai Assicurazioni SpA	Insurance	812	2,427

				732,862

	Luxembourg 0.4%
	ArcelorMittal SA	Metals & Mining	1,184	38,599
	Aroundtown SA	Real Estate Management & Development	2,272	13,130
	Eurofins Scientific SE	Life Sciences Tools & Services	248	24,810
a	RTL Group SA	Media	80	4,486
a	SUSE SA	Software	72	2,341

				83,366

	Mexico 0.0%†
	Fresnillo PLC	Metals & Mining	352	3,402

	Netherlands 8.8%
	Aalberts NV	Machinery	188	9,869
b	ABN AMRO Bank NV, 144A	Banks	840	10,881
a,b	Adyen NV, 144A	IT Services	59	118,754
	Aegon NV	Insurance	3,556	19,000
	Akzo Nobel NV	Chemicals	344	29,939
a	Argenx SE	Biotechnology	104	32,690
	ASM International NV	Semiconductors & Semiconductor Equipment	96	35,473
	ASML Holding NV	Semiconductors & Semiconductor Equipment	770	522,612
	ASR Nederland NV	Insurance	260	12,217
	BE Semiconductor Industries NV	Semiconductors & Semiconductor Equipment	144	12,475
b	CTP NV, 144A	Real Estate Management & Development	120	2,029
b,c	Euronext NV, 144A, Reg S	Capital Markets	168	15,459
	EXOR NV	Diversified Financial Services	208	16,084
	Heineken Holding NV	Beverages	212	16,771
	Heineken NV	Beverages	476	45,855
	IMCD Group NV	Trading Companies & Distributors	116	20,038
	ING Groep NV	Banks	7,608	80,511
	JDE Peet’s BV	Food Products	160	4,616
	Koninklijke Ahold Delhaize NV	Food & Staples Retailing	1,964	63,623
	Koninklijke DSM NV	Chemicals	336	60,751
	Koninklijke KPN NV	Diversified Telecommunication Services	6,476	22,647
	Koninklijke Philips NV	Health Care Equipment & Supplies	1,764	54,426
	Koninklijke Vopak NV	Oil, Gas & Consumable Fuels	132	4,314
	NN Group NV	Insurance	636	32,453
a	Prosus NV	Internet & Direct Marketing Retail	1,776	95,987
a	QIAGEN NV	Life Sciences Tools & Services	440	21,800
	Randstad NV	Professional Services	220	13,375
	Shell PLC	Oil, Gas & Consumable Fuels	15,384	427,084
b	Signify NV, 144A	Electrical Equipment	252	11,897
	Universal Music Group NV	Entertainment	1,508	40,596
	Wolters Kluwer NV	Professional Services	520	55,879

				1,910,105

232	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

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Franklin FTSE Europe Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Nigeria 0.0%†
b	Airtel Africa PLC, 144A	Wireless Telecommunication Services	1,996	$3,666

	Norway 1.3%
a	Adevinta ASA	Interactive Media & Services	540	4,994
	Aker ASA	Diversified Financial Services	52	4,817
	Aker BP ASA	Oil, Gas & Consumable Fuels	256	9,679
	DNB Bank ASA	Banks	2,068	47,325
	Equinor ASA	Oil, Gas & Consumable Fuels	1,932	73,179
	Gjensidige Forsikring ASA	Insurance	332	8,304
	Leroy Seafood Group ASA	Food Products	512	4,750
	Mowi ASA	Food Products	892	24,279
a	Nordic Semiconductor ASA	Semiconductors & Semiconductor Equipment	312	8,107
	Norsk Hydro ASA	Metals & Mining	2,668	26,271
	Orkla ASA	Food Products	1,504	13,478
	Salmar ASA	Food Products	108	8,626
	Schibsted ASA, A	Media	148	3,691
	Schibsted ASA, B	Media	188	4,051
	Telenor ASA	Diversified Telecommunication Services	1,264	18,322
	Tomra Systems ASA	Commercial Services & Supplies	240	12,387
	Yara International ASA	Chemicals	328	16,580

				288,840

	Poland 0.5%
a,b	Allegro.eu, 144A	Internet & Direct Marketing Retail	756	6,453
	Bank Pekao SA	Banks	308	8,344
	CD Projekt SA	Entertainment	132	5,503
	Cyfrowy Polsat SA	Media	540	3,597
a,b	Dino Polska SA, 144A	Food & Staples Retailing	100	8,171
a	InPost SA	Air Freight & Logistics	404	2,589
	KGHM Polska Miedz SA	Metals & Mining	280	11,617
	LPP SA	Textiles, Apparel & Luxury Goods	2	5,505
	Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	632	11,529
	Polskie Gornictwo Naftowe i Gazownictwo SA	Oil, Gas & Consumable Fuels	3,388	5,046
a	Powszechna Kasa Oszczednosci Bank Polski SA	Banks	1,700	16,253
	Powszechny Zaklad Ubezpieczen SA	Insurance	1,140	9,260
	Santander Bank Polska SA	Banks	60	4,391

				98,258

	Portugal 0.3%
	EDP—Energias de Portugal SA	Electric Utilities	5,640	28,019
	Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	1,028	13,171
	Jeronimo Martins SGPS SA	Food & Staples Retailing	548	13,250

				54,440

	Russia 0.0%†
d	Evraz PLC	Metals & Mining	1,168	—
d	Raspadskaya OJSC	Metals & Mining	497	—

				—

	Spain 3.7%
	Acciona SA	Electric Utilities	44	8,494
	ACS Actividades de Construccion y Servicios SA	Construction & Engineering	432	11,776
a,b	Aena SME SA, 144A	Transportation Infrastructure	140	23,529
a	Amadeus IT Group SA	IT Services	856	56,365
	Banco Bilbao Vizcaya Argentaria SA	Banks	13,400	77,679
	Banco Santander SA	Banks	33,968	117,163
	Bankinter SA	Banks	1,364	8,080
	CaixaBank SA	Banks	8,936	30,594
b	Cellnex Telecom SA, 144A	Diversified Telecommunication Services	1,224	59,528

franklintempleton.com	Annual Report	233

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Spain (continued)
a	Corp. ACCIONA Energias Renovables SA	Independent Power and Renewable Electricity Producers		96	$3,578
	Corporacion Mapfre SA	Insurance		2,020	4,270
	EDP Renovaveis SA	Independent Power and Renewable Electricity Producers		480	12,465
	Enagas SA	Gas Utilities		504	11,300
	Endesa SA	Electric Utilities		636	13,994
	Ferrovial SA	Construction & Engineering		964	25,882
	Fluidra SA	Machinery		220	6,438
	Grifols SA	Biotechnology		672	12,322
	Iberdrola SA	Electric Utilities		12,076	133,289
	Industria de Diseno Textil SA	Specialty Retail		2,120	46,657
	Inmobiliaria Colonial SA	Equity Real Estate Investment Trusts (REITs	)	716	6,564
	Merlin Properties Socimi SA	Equity Real Estate Investment Trusts (REITs	)	684	8,056
	Naturgy Energy Group SA	Gas Utilities		288	8,703
	Red Electrica Corp. SA	Electric Utilities		880	18,222
	Repsol SA	Oil, Gas & Consumable Fuels		2,632	34,919
a	Siemens Gamesa Renewable Energy SA	Electrical Equipment		436	7,750
	Telefonica SA	Diversified Telecommunication Services		10,260	50,098

					797,715

	Sweden 5.4%
	Alfa Laval AB	Machinery		628	21,921
	Assa Abloy AB, B	Building Products		1,848	50,546
	Atlas Copco AB	Machinery		756	34,842
	Atlas Copco AB, A	Machinery		1,272	67,112
	Beijer Ref AB	Trading Companies & Distributors		500	9,196
	Boliden AB	Metals & Mining		552	28,318
	Castellum AB	Real Estate Management & Development		548	13,719
	Electrolux AB	Household Durables		448	6,879
	Elekta AB, B	Health Care Equipment & Supplies		708	5,639
	Epiroc AB, A	Machinery		1,252	27,164
	Epiroc AB, B	Machinery		764	13,982
	EQT AB	Capital Markets		564	22,519
	Ericsson, B	Communications Equipment		6,056	56,080
	Essity AB, B	Household Products		1,216	28,993
b,c	Evolution Gaming Group AB, 144A, Reg S	Hotels, Restaurants & Leisure		324	33,657
a	Fastighets AB Balder, B	Real Estate Management & Development		200	13,336
	Getinge AB, B	Health Care Equipment & Supplies		444	17,961
	Hennes & Mauritz AB, B	Specialty Retail		1,780	24,100
	Hexagon AB, B	Electronic Equipment, Instruments & Components		3,776	53,787
	Holmen AB, B	Paper & Forest Products		196	11,092
	Husqvarna AB, A	Household Durables		48	510
	Husqvarna AB, B	Household Durables		804	8,512
	Industrivarden AB, A	Diversified Financial Services		452	13,037
	Industrivarden AB, C	Diversified Financial Services		352	9,968
	Indutrade AB	Machinery		568	14,524
	Investment AB Latour, B	Industrial Conglomerates		292	9,431
	Investor AB, A	Diversified Financial Services		1,068	25,258
	Investor AB, B	Diversified Financial Services		3,660	80,961
a	Kinnevik AB, A	Diversified Financial Services		28	763
a	Kinnevik AB, B	Diversified Financial Services		488	12,960
	L E Lundbergforetagen AB, B	Diversified Financial Services		152	7,839
	Lifco AB, B	Industrial Conglomerates		464	11,994
	Lundin Energy AB	Oil, Gas & Consumable Fuels		388	16,624
	Nibe Industrier AB, B	Building Products		2,388	26,918
	Sagax AB, B	Real Estate Management & Development		336	10,347
	Sagax AB, D	Real Estate Management & Development		220	762

234	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Sweden (continued)
	Samhallsbyggnadsbolaget i Norden AB	Real Estate Management & Development	2,212	$10,028
	Samhallsbyggnadsbolaget i Norden AB, D	Real Estate Management & Development	136	402
	Sandvik AB	Machinery	2,172	46,845
	Securitas AB, B	Commercial Services & Supplies	608	6,945
a,b	Sinch AB, 144A	Software	1,096	7,581
	Skandinaviska Enskilda Banken AB, A	Banks	2,908	31,968
	Skandinaviska Enskilda Banken AB, C	Banks	40	472
	Skanska AB, B	Construction & Engineering	728	16,514
	SKF AB, B	Machinery	768	12,687
	Svenska Cellulosa AB, A	Paper & Forest Products	48	939
	Svenska Cellulosa AB, B	Paper & Forest Products	1,184	23,307
	Svenska Handelsbanken AB, A	Banks	2,964	27,638
	Svenska Handelsbanken AB, B	Banks	80	853
	Sweco AB, B	Construction & Engineering	400	5,880
	Swedbank AB, A	Banks	2,036	30,804
	Swedish Match AB	Tobacco	3,080	23,425
a	Swedish Orphan Biovitrum AB	Biotechnology	364	8,710
	Tele2 AB, B	Wireless Telecommunication Services	1,020	15,575
	Telefonaktiebolaget LM Ericsson, A	Communications Equipment	60	583
	Telia Co. AB	Diversified Telecommunication Services	5,132	20,783
b	Thule Group AB, 144A	Leisure Products	208	8,370
	Trelleborg AB, B	Machinery	500	11,750
	Vitrolife AB	Biotechnology	132	4,413
	Volvo AB, A	Machinery	416	8,079
	Volvo AB, B	Machinery	3,040	57,607

				1,173,409

	Switzerland 16.8%
	ABB Ltd.	Electrical Equipment	3,300	108,189
	Adecco Group AG	Professional Services	324	14,791
	Alcon Inc.	Health Care Equipment & Supplies	924	74,000
	Baloise Holding AG	Insurance	92	16,506
	Banque Cantonale Vaudoise	Banks	56	4,880
	Barry Callebaut AG	Food Products	7	16,506
	Belimo Holding AG	Building Products	20	10,704
	BKW AG	Electric Utilities	34	4,286
	Chocoladefabriken Lindt & Spruengli AG	Food Products	4	47,900
	Cie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	1,028	131,816
a	Clariant AG	Chemicals	448	7,833
	Coca-Cola HBC AG	Beverages	384	8,087
	Credit Suisse Group AG	Capital Markets	5,200	41,476
	DKSH Holding AG	Professional Services	68	5,745
	Emmi AG	Food Products	4	4,394
	EMS-Chemie Holding AG	Chemicals	14	13,715
a	Flughafen Zurich AG	Transportation Infrastructure	40	7,242
	Geberit AG	Building Products	70	43,525
	Georg Fischer AG	Machinery	8	9,632
	Givaudan AG	Chemicals	19	79,014
a	Glencore PLC	Metals & Mining	26,408	173,851
	Helvetia Holding AG	Insurance	68	8,919
a	Holcim Ltd.	Construction Materials	1,108	54,530
	Julius Baer Group Ltd.	Capital Markets	424	24,825
	Kuehne + Nagel International AG	Marine	100	28,590
	Logitech International SA	Technology Hardware, Storage & Peripherals	296	22,258
	Lonza Group AG	Life Sciences Tools & Services	149	108,838
	Nestle SA	Food Products	5,540	723,616

franklintempleton.com	Annual Report	235

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	Switzerland (continued)
	Novartis AG	Pharmaceuticals		4,224	$372,942
	Partners Group Holding AG	Capital Markets		45	56,406
	PSP Swiss Property AG	Real Estate Management & Development		88	11,628
	Roche Holding AG, Bearer	Pharmaceuticals		52	22,885
	Roche Holding AG, Non-Voting	Pharmaceuticals		1,416	563,861
	Schindler Holding AG	Machinery		40	8,602
	Schindler Holding AG, PC	Machinery		84	18,165
	SGS SA	Professional Services		12	33,591
	SIG Combibloc Group AG	Containers & Packaging		680	17,291
	Sika AG	Chemicals		308	102,884
	Sonova Holding AG	Health Care Equipment & Supplies		108	45,488
	STMicroelectronics NV	Semiconductors & Semiconductor Equipment		1,276	56,208
	Straumann Holding AG	Health Care Equipment & Supplies		20	32,306
	Swatch Group AG	Textiles, Apparel & Luxury Goods		60	17,193
	Swatch Group AG	Textiles, Apparel & Luxury Goods		84	4,600
	Swiss Life Holding AG	Insurance		63	40,679
	Swiss Prime Site AG	Real Estate Management & Development		152	15,072
	Swiss Re AG	Insurance		584	55,922
	Swisscom AG	Diversified Telecommunication Services		51	30,758
	Tecan Group AG	Life Sciences Tools & Services		26	10,397
	Temenos AG	Software		120	11,606
	UBS Group AG	Capital Markets		6,396	126,113
b,c	VAT Group AG, 144A, Reg S	Machinery		52	20,026
a	Vifor Pharma AG	Pharmaceuticals		104	18,619
	Zurich Insurance Group AG	Insurance		300	148,916

					3,637,826

	United Kingdom 20.0%
	3i Group PLC	Capital Markets		1,928	35,247
	Abrdn PLC	Capital Markets		4,328	12,246
	Admiral Group PLC	Insurance		444	14,983
	Anglo American PLC	Metals & Mining		2,452	128,249
	Ashtead Group PLC	Trading Companies & Distributors		900	57,270
	Associated British Foods PLC	Food Products		692	15,143
	AstraZeneca PLC	Pharmaceuticals		3,116	415,684
b	Auto Trader Group PLC, 144A	Interactive Media & Services		1,864	15,530
	AVEVA Group PLC	Software		240	7,742
	Aviva PLC	Insurance		7,524	44,787
	B&M European Value Retail SA	Multiline Retail		1,860	13,082
	BAE Systems PLC	Aerospace & Defense		6,396	60,414
	Barclays PLC	Banks		33,700	65,802
	Barratt Developments PLC	Household Durables		2,024	13,922
	Bellway PLC	Household Durables		244	7,813
	Berkeley Group Holdings PLC	Household Durables		212	10,440
	BP PLC	Oil, Gas & Consumable Fuels		38,624	190,882
	British American Tobacco PLC	Tobacco		4,596	193,310
	British Land Co. PLC	Equity Real Estate Investment Trusts (REITs	)	1,888	13,185
	BT Group PLC	Diversified Telecommunication Services		14,048	33,700
	Bunzl PLC	Trading Companies & Distributors		672	26,261
	Burberry Group PLC	Textiles, Apparel & Luxury Goods		788	17,368
a	Centrica PLC	Multi-Utilities		11,976	12,627
	CNH Industrial NV	Machinery		1,996	31,969
	Compass Group PLC	Hotels, Restaurants & Leisure		3,588	77,948
b	ConvaTec Group PLC, 144A	Health Care Equipment & Supplies		3,132	8,891
	Croda International PLC	Chemicals		272	28,221
	Dechra Pharmaceuticals PLC	Pharmaceuticals		212	11,322

236	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
a,b	Deliveroo PLC, 144A	Internet & Direct Marketing Retail		2,576	$3,823
	Derwent London PLC	Equity Real Estate Investment Trusts (REITs	)	208	8,788
	Diageo PLC	Beverages		4,624	235,217
	Direct Line Insurance Group PLC	Insurance		2,656	9,620
	Dr. Martens PLC	Textiles, Apparel & Luxury Goods		1,096	3,446
	DS Smith PLC	Containers & Packaging		2,608	11,060
a	easyJet PLC	Airlines		716	5,247
	Electrocomponents PLC	Trading Companies & Distributors		960	13,702
	Ferguson PLC	Trading Companies & Distributors		444	60,681
	GlaxoSmithKline PLC	Pharmaceuticals		9,952	215,838
	Halma PLC	Electronic Equipment, Instruments & Components		756	24,984
	Hargreaves Lansdown PLC	Capital Markets		768	10,193
	Hikma Pharmaceuticals PLC	Pharmaceuticals		336	9,118
	HomeServe PLC	Commercial Services & Supplies		548	6,083
	Howden Joinery Group PLC	Trading Companies & Distributors		1,152	11,646
	HSBC Holdings PLC	Banks		41,148	284,649
	IMI PLC	Machinery		532	9,547
	Imperial Brands PLC	Tobacco		1,904	40,374
a	Informa PLC	Media		3,004	23,803
	InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure		372	25,420
	Intermediate Capital Group PLC	Capital Markets		564	13,259
a	International Consolidated Airlines Group SA	Airlines		2,380	4,457
	Intertek Group PLC	Professional Services		324	22,285
a	ITV PLC	Media		7,556	8,150
	J Sainsbury PLC	Food & Staples Retailing		3,476	11,565
	JD Sports Fashion PLC	Specialty Retail		4,960	9,682
	Johnson Matthey PLC	Chemicals		380	9,399
a,b,c	Just Eat Takeaway.com NV, 144A, Reg S	Internet & Direct Marketing Retail		368	12,593
	Kingfisher PLC	Specialty Retail		4,156	13,976
	Land Securities Group PLC	Equity Real Estate Investment Trusts (REITs	)	1,436	14,853
	Legal & General Group PLC	Insurance		11,960	42,832
	Lloyds Banking Group PLC	Banks		142,612	88,355
	London Stock Exchange Group PLC	Capital Markets		732	76,775
	M&G PLC	Diversified Financial Services		5,272	15,354
a	Meggitt PLC	Aerospace & Defense		1,564	15,654
	Melrose Industries PLC	Industrial Conglomerates		8,812	14,486
	Mondi PLC	Paper & Forest Products		984	19,324
	National Grid PLC	Multi-Utilities		7,276	112,315
	Natwest Group PLC	Banks		10,412	29,598
	Next PLC	Multiline Retail		260	20,649
a	NMC Health PLC	Health Care Providers & Services		60	—
a	Ocado Group PLC	Food & Staples Retailing		972	14,986
	Pearson PLC	Media		1,524	15,061
	Pennon Group PLC	Water Utilities		524	7,417
a,b	Pepco Group NV, 144A	Multiline Retail		216	2,321
	Persimmon PLC	Household Durables		632	17,899
	Phoenix Group Holdings PLC	Insurance		1,468	11,868
	Prudential PLC	Insurance		5,528	82,538
	Reckitt Benckiser Group PLC	Household Products		1,276	97,980
	RELX PLC	Professional Services		3,744	117,471
	Renishaw PLC	Electronic Equipment, Instruments & Components		64	3,261
	Rentokil Initial PLC	Commercial Services & Supplies		3,744	25,929
	Rightmove PLC	Interactive Media & Services		1,704	14,197
a	Rolls-Royce Holdings PLC	Aerospace & Defense		16,764	22,315
	Royal Mail PLC	Air Freight & Logistics		1,824	7,901
	Schroders PLC	Capital Markets		224	9,529

franklintempleton.com	Annual Report	237

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks and Other Equity Interests (continued)
	United Kingdom (continued)
	Segro PLC	Equity Real Estate Investment Trusts (REITs	)	2,416	$42,801
	Severn Trent PLC	Water Utilities		504	20,425
	Smith & Nephew PLC	Health Care Equipment & Supplies		1,784	28,657
	Smiths Group PLC	Industrial Conglomerates		780	14,917
	Spirax-Sarco Engineering PLC	Machinery		148	24,426
	SSE PLC	Electric Utilities		2,152	49,543
	St. James’s Place Capital PLC	Capital Markets		1,080	20,598
	Standard Chartered PLC	Banks		5,104	34,286
	Tate & Lyle PLC	Food Products		968	9,332
	Taylor Wimpey PLC	Household Durables		7,160	12,321
	Tesco PLC	Food & Staples Retailing		15,200	55,236
	The Sage Group PLC	Software		2,084	19,240
a	THG PLC	Internet & Direct Marketing Retail		1,836	2,224
	Travis Perkins PLC	Trading Companies & Distributors		444	7,231
	Unilever PLC	Personal Products		5,144	234,002
	United Utilities Group PLC	Water Utilities		1,380	20,432
	Vodafone Group PLC	Wireless Telecommunication Services		54,412	89,437
	Weir Group PLC	Machinery		512	11,062
a	Whitbread PLC	Hotels, Restaurants & Leisure		400	15,047
a	Wise PLC, A	IT Services		952	6,205
	WPP PLC	Media		2,244	29,634

					4,330,567

	United States 0.3%
	Stellantis NV	Automobiles		4,072	67,055

	Total Common Stocks and Other Equity Interests (Cost $21,006,811)				21,446,599

	Preferred Stocks 0.7%
	Germany 0.7%
e	Bayerische Motoren Werke AG, 2.731%, pfd.	Automobiles		116	9,073
e	Fuchs Petrolub SE, 3.020%, pfd.	Chemicals		136	4,960
e	Henkel AG & Co. KGaA, 3.049%, pfd.	Household Products		352	23,766
e	Porsche Automobil Holding SE, 2.514%, pfd.	Automobiles		312	30,514
e	Sartorius AG, 0.314%, pfd.	Health Care Equipment & Supplies		50	22,348
e	Sixt SE, 0.074%, pfd.	Road & Rail		32	2,421
[e]	Volkswagen AG, 3.096%, pfd.	Automobiles		368	64,284

					157,366

	Spain 0.0%†
e	Grifols SA, 3.440%, pfd., B	Biotechnology		516	6,258

	Total Preferred Stocks (Cost $187,521)				163,624

	Rights 0.0%†
	France 0.0%†
a	Electricite de France SA, rts., 4/4/22	Electric Utilities		1,040	389

	Total Investments (Cost $21,194,332) 99.6%				21,610,612
	Other Assets, less Liabilities 0.4%				84,061

	Net Assets 100.0%				$21,694,673

†Rounds to less than 0.1% of net assets.

aNon-income producing.

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SCHEDULE OF INVESTMENTS

Franklin FTSE Europe Hedged ETF (continued)

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $616,474, representing 2.8% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $145,891, representing 0.7% of net assets.

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eVariable rate security. The rate shown represents the yield at period end.

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Danish Krone	BOFA	Buy	5,370,100	$803,252	4/04/22	$12	$—
Danish Krone	BOFA	Sell	5,370,100	811,656	4/04/22	8,392	—
Euro	BOFA	Buy	3,153,767	3,508,988	4/04/22	51	—
Euro	HSBK	Buy	3,153,767	3,508,985	4/04/22	55	—
Euro	UBSW	Buy	3,153,767	3,509,004	4/04/22	36	—
Euro	BOFA	Sell	3,153,767	3,546,721	4/04/22	37,681	—
Euro	HSBK	Sell	3,153,767	3,546,739	4/04/22	37,699	—
Euro	UBSW	Sell	3,153,767	3,546,893	4/04/22	37,854	—
Great British Pound	DBAB	Buy	4,025,600	5,296,482	4/04/22	3,826	—
Great British Pound	DBAB	Sell	4,025,600	5,402,931	4/04/22	102,623	—
Norwegian Krone	BOFA	Buy	2,310,800	264,269	4/04/22	4	—
Norwegian Krone	BOFA	Sell	2,310,800	262,581	4/04/22	—	(1,692)
Polish Zloty	BOFA	Buy	386,200	92,673	4/04/22	2	—
Polish Zloty	BOFA	Sell	386,200	92,075	4/04/22	—	(600)
Swedish Krona	BOFA	Buy	10,576,200	1,134,842	4/04/22	17	—
Swedish Krona	BOFA	Sell	10,576,200	1,121,453	4/04/22	—	(13,406)
Swiss Franc	MSCO	Buy	2,999,900	3,259,794	4/04/22	82	—
Swiss Franc	MSCO	Sell	2,999,900	3,274,376	4/04/22	14,501	—
Danish Krone	BOFA	Sell	5,816,600	870,700	5/03/22	—	(89)
Euro	BOFA	Sell	3,192,367	3,554,905	5/03/22	—	(130)
Euro	HSBK	Sell	3,192,367	3,554,953	5/03/22	—	(82)
Euro	UBSW	Sell	3,192,367	3,554,969	5/03/22	—	(66)
Norwegian Krone	BOFA	Sell	2,617,100	299,155	5/03/22	—	(33)
Swedish Krona	BOFA	Sell	11,202,900	1,202,656	5/03/22	—	(80)
Swiss Franc	MSCO	Sell	3,164,200	3,441,646	5/03/22	—	(149)
Great British Pound	DBAB	Sell	4,119,800	5,419,366	5/04/22	—	(3,957)
Polish Zloty	BOFA	Sell	424,600	101,577	5/04/22	—	(20)

Total Forward Exchange Contracts						$242,835	$(20,304)

Net unrealized appreciation (depreciation)							$222,531

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE France ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.44		$19.34		$23.86	$25.33	$25.32

Income from investment operations[b]:

Net investment income[c]	0.85		0.40		0.52	0.70	0.08

Net realized and unrealized gains (losses)	0.41		9.10		(4.47)	(1.48)	(0.01)

Total from investment operations	1.26		9.50		(3.95)	(0.78)	0.07

Less distributions from net investment income	(0.88)		(0.40)		(0.57)	(0.69)	(0.06)

Net asset value, end of year	$28.82		$28.44		$19.34	$23.86	$25.33

Total return[d]	4.23%		49.47%		(17.08)%	(3.07)%	0.26%

Ratios to average net assets[e]

Total expenses	0.09%		0.09%		0.09%	0.09%	0.09%

Net investment income	2.77%		1.68%		2.14%	2.90%	0.78%

Supplemental data

Net assets, end of year (000’s)	$10,088		$7,111		$8,702	$2,386	$2,533

Portfolio turnover rate[f]	5.94%	[g]	4.56%	[g]	2.60% [g]	5.80%	1.90%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.94%	4.56%	2.60%

240	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE France ETF

		Industry		Shares	Value
	Common Stocks 99.9%
	France 97.2%
a	Accor SA	Hotels, Restaurants & Leisure		1,057	$34,377
a	Aeroports de Paris SA	Transportation Infrastructure		161	24,363
	Air Liquide SA	Chemicals		2,646	467,872
a	Airbus SE	Aerospace & Defense		3,171	389,374
b	ALD SA, 144A	Road & Rail		462	6,189
	Alstom SA	Machinery		1,680	39,759
b	Amundi SA, 144A	Capital Markets		322	22,285
	Arkema SA	Chemicals		371	44,891
	Atos SE	IT Services		546	15,048
	AXA SA	Insurance		10,976	324,424
	Biomerieux	Health Care Equipment & Supplies		245	26,371
	BNP Paribas SA	Banks		6,104	352,689
	Bollore	Entertainment		5,740	30,362
	Bouygues SA	Construction & Engineering		1,225	43,112
	Bureau Veritas SA	Professional Services		1,631	47,074
	Capgemini SE	IT Services		910	205,034
	Carrefour SA	Food & Staples Retailing		3,521	76,962
	Cie de L’Odet SE	Air Freight & Logistics		2	2,470
	Cie Generale des Etablissements Michelin SCA	Auto Components		1,001	136,937
	CNP Assurances	Insurance		854	20,714
	Compagnie de Saint-Gobain	Building Products		2,660	160,620
	Covivio	Equity Real Estate Investment Trusts (REITs	)	287	23,037
	Credit Agricole SA	Banks		6,895	83,514
	Danone SA	Food Products		3,430	190,934
	Dassault Aviation SA	Aerospace & Defense		133	21,265
	Dassault Systemes SE	Software		3,794	188,760
	Edenred	IT Services		1,414	70,672
	EDF SA	Electric Utilities		3,052	28,980
	Eiffage SA	Construction & Engineering		420	43,572
	Engie SA	Multi-Utilities		9,471	125,759
	EssilorLuxottica SA	Textiles, Apparel & Luxury Goods		1,680	310,857
	Eurazeo SE	Diversified Financial Services		273	23,207
	Faurecia SE	Auto Components		665	17,499
	Gecina SA	Equity Real Estate Investment Trusts (REITs	)	294	37,390
	Getlink SE	Transportation Infrastructure		2,590	47,102
	Hermes International	Textiles, Apparel & Luxury Goods		176	252,910
	ICADE	Equity Real Estate Investment Trusts (REITs	)	182	11,816
	Ipsen SA	Pharmaceuticals		196	24,708
a	JCDecaux SA	Media		413	9,843
	Kering SA	Textiles, Apparel & Luxury Goods		418	267,751
a	Klepierre SA	Equity Real Estate Investment Trusts (REITs	)	1,057	28,437
	L’Oreal SA	Personal Products		1,404	568,392
b	La Francaise des Jeux SAEM, 144A	Hotels, Restaurants & Leisure		490	19,605
	Legrand SA	Electrical Equipment		1,519	145,992
	LVMH Moet Hennessy Louis Vuitton SE	Textiles, Apparel & Luxury Goods		1,422	1,027,473
a,b	Neoen SA, 144A	Independent Power and Renewable Electricity Producers		154	6,617
	Orange SA	Diversified Telecommunication Services		10,948	130,389
	Orpea	Health Care Providers & Services		280	12,269
	Pernod Ricard SA	Beverages		1,190	263,884
	Plastic Omnium SA	Auto Components		308	5,654
	Publicis Groupe	Media		1,309	80,484
	Remy Cointreau SA	Beverages		140	29,129
a	Renault SA	Automobiles		1,043	27,707
	Rexel SA	Trading Companies & Distributors		1,750	37,833
	Safran SA	Aerospace & Defense		1,988	237,254
	Sanofi	Pharmaceuticals		6,202	638,380
	Sartorius Stedim Biotech	Life Sciences Tools & Services		136	56,367

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE France ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	France (continued)
	Schneider Electric SE	Electrical Equipment	3,017	$510,781
	SCOR SE	Insurance	882	28,646
	SEB SA	Household Durables	175	24,651
	Societe Generale SA	Banks	4,340	118,115
	Sodexo SA	Hotels, Restaurants & Leisure	497	40,810
a	SOITEC	Semiconductors & Semiconductor Equipment	126	23,987
	Somfy SA	Electrical Equipment	42	6,832
	Teleperformance	Professional Services	332	127,923
	Thales SA	Aerospace & Defense	574	72,775
	TotalEnergies SE	Oil, Gas & Consumable Fuels	13,545	693,711
a	Ubisoft Entertainment SA	Entertainment	539	23,959
	Valeo	Auto Components	1,358	25,316
	Veolia Environnement SA	Multi-Utilities	3,542	114,644
	Vinci SA	Construction & Engineering	2,856	295,497
	Vivendi SA	Media	4,074	53,670
	Wendel SE	Diversified Financial Services	154	15,867
a,b,c	Worldline SA, 144A, Reg S	IT Services	1,379	60,584

				9,804,137

	Luxembourg 0.7%
	Eurofins Scientific SE	Life Sciences Tools & Services	693	69,327

	Netherlands 0.4%
b,c	Euronext NV, 144A, Reg S	Capital Markets	469	43,155

	Switzerland 1.6%
	STMicroelectronics NV	Semiconductors & Semiconductor Equipment	3,612	159,108

	Rights 0.0%†
	France 0.0%†
a	Electricite de France SA, rts., 04/04/22	Electric Utilities	3,042	1,137

	Total Investments (Cost $9,767,508) 99.9%			10,076,864
	Other Assets, less Liabilities 0.1%			11,017

	Net Assets 100.0%			$10,087,881

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $158,436, representing 1.6% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $103,739, representing 1.0% of net assets.

See Abbreviations on page 365

242	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Germany ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.98	$16.73		$20.70	$24.60	$25.55

Income from investment operations[b]:

Net investment income[c]	0.70	0.61		0.52	0.53	0.05

Net realized and unrealized gains (losses)	(3.63)	9.29		(3.92)	(3.83)	(1.00)

Total from investment operations	(2.93)	9.90		(3.40)	(3.30)	(0.95)

Less distributions from net investment income	(0.68)	(0.65)		(0.57)	(0.60)	—

Net asset value, end of year	$22.37	$25.98		$16.73	$20.70	$24.60

Total return[d]	(11.68)%	59.79%		(17.00)%	(13.72)%	(3.72)%

Ratios to average net assets[e]

Total expenses	0.09%	0.09%		0.09%	0.09%	0.09%

Net investment income	2.73%	2.66%		2.46%	2.44%	0.52%

Supplemental data

Net assets, end of year (000’s)	$16,775	$9,093		$4,182	$4,140	$2,460

Portfolio turnover rate[f]	6.70% [g]	5.79%	[g]	5.74% [g]	10.75%	1.75%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	6.70%	5.79%	5.74%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	243

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Germany ETF

		Industry	Shares	Value
	Common Stocks 94.3%
	Germany 92.8%
	1&1 Drillisch AG	Wireless Telecommunication Services	555	$12,536
	adidas AG	Textiles, Apparel & Luxury Goods	2,220	523,411
	Allianz SE	Insurance	4,980	1,199,903
a,b	Auto1 Group SE, 144A	Specialty Retail	1,125	12,937
	BASF SE	Chemicals	11,115	640,121
	Bayer AG	Pharmaceuticals	11,925	823,965
	Bayerische Motoren Werke AG	Automobiles	3,900	341,072
	Bechtle AG	IT Services	990	56,398
	Beiersdorf AG	Personal Products	1,215	128,698
	Brenntag AG	Trading Companies & Distributors	1,875	153,003
	Carl Zeiss Meditec AG	Health Care Equipment & Supplies	450	73,577
a	Commerzbank AG	Banks	12,630	97,344
a	Continental AG	Auto Components	1,305	94,961
b	Covestro AG, 144A	Chemicals	2,175	110,933
a	CTS Eventim AG & Co. KGaA	Entertainment	705	48,650
	Daimler AG	Automobiles	10,200	724,182
	Daimler Truck Holding AG	Machinery	5,070	142,326
a,b	Delivery Hero SE, 144A	Internet & Direct Marketing Retail	2,280	101,119
a	Deutsche Bank AG	Capital Markets	24,840	318,116
	Deutsche Boerse AG	Capital Markets	2,235	405,344
a	Deutsche Lufthansa AG	Airlines	7,320	59,928
	Deutsche Post AG	Air Freight & Logistics	11,865	574,929
	Deutsche Telekom AG	Diversified Telecommunication Services	41,040	773,169
	Deutsche Wohnen AG	Real Estate Management & Development	585	19,787
b	DWS Group GmbH & Co. KGaA, 144A	Capital Markets	420	15,543
	E.ON SE	Multi-Utilities	26,280	308,253
	Evonik Industries AG	Chemicals	2,310	64,718
a	Evotec SE	Life Sciences Tools & Services	1,890	57,620
	Fielmann AG	Specialty Retail	300	16,489
a	Fraport AG Frankfurt Airport Services Worldwide	Transportation Infrastructure	435	24,442
	Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	2,475	167,321
	Fresenius SE & Co. KGaA	Health Care Providers & Services	4,920	182,539
	Fuchs Petrolub SE	Chemicals	405	11,608
	GEA Group AG	Machinery	2,025	84,064
	Hannover Rueck SE	Insurance	720	123,651
	HeidelbergCement AG	Construction Materials	1,755	100,877
a	Hella GmbH & Co. KGaA	Auto Components	270	17,496
a	HelloFresh SE	Internet & Direct Marketing Retail	1,965	89,553
	Henkel AG & Co. KGaA	Household Products	1,230	82,045
	Hochtief AG	Construction & Engineering	240	16,343
	Infineon Technologies AG	Semiconductors & Semiconductor Equipment	15,795	544,540
	KION Group AG	Machinery	945	63,087
	Knorr-Bremse AG	Machinery	795	61,601
	Lanxess AG	Chemicals	1,035	45,937
	LEG Immobilien AG	Real Estate Management & Development	885	101,670
	Merck KGaA	Pharmaceuticals	1,560	329,529
	METRO AG	Food & Staples Retailing	1,620	14,539
	MTU Aero Engines AG	Aerospace & Defense	645	151,211
	Muenchener Rueckversicherungs-Gesellschaft Aktiengesellschaft in Muenchen	Insurance	1,695	458,284
	Nemetschek AG	Software	660	64,476
	Puma SE	Textiles, Apparel & Luxury Goods	1,200	103,396
	Rational AG	Machinery	41	28,603
	Rheinmetall AG	Industrial Conglomerates	525	112,214
	RWE AG	Multi-Utilities	7,650	336,470
	SAP SE	Software	13,440	1,512,150
	Sartorius AG	Health Care Equipment & Supplies	30	11,516
b	Scout24 AG, 144A	Interactive Media & Services	915	52,940

244	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Germany ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Germany (continued)
	Siemens AG	Industrial Conglomerates	9,120	$1,275,119
a	Siemens Energy AG	Electrical Equipment	5,220	120,342
b	Siemens Healthineers AG, 144A	Health Care Equipment & Supplies	3,345	209,315
	Sixt SE	Road & Rail	165	22,471
	Symrise AG	Chemicals	1,575	190,751
a	Talanx AG	Insurance	645	28,721
	Telefonica Deutschland Holding AG	Diversified Telecommunication Services	8,040	22,087
a	thyssenkrupp AG	Metals & Mining	5,940	51,485
	Traton SE	Machinery	615	11,544
	Uniper SE	Independent Power and Renewable Electricity Producers	1,065	27,728
	United Internet AG	Diversified Telecommunication Services	1,305	45,274
	Vantage Towers AG	Diversified Telecommunication Services	1,110	39,632
	Varta AG	Electrical Equipment	165	16,505
	Volkswagen AG	Automobiles	390	98,156
	Vonovia SE	Real Estate Management & Development	9,435	444,164
	Wacker Chemie AG	Chemicals	180	30,993
a,b	Zalando SE, 144A	Internet & Direct Marketing Retail	2,640	135,120

				15,560,541

	Luxembourg 0.7%
	Aroundtown SA	Real Estate Management & Development	13,890	80,272
a	RTL Group SA	Media	465	26,076
a	SUSE SA	Software	435	14,142

				120,490

	Netherlands 0.8%
a	QIAGEN NV	Life Sciences Tools & Services	2,685	133,032

	Total Common Stocks (Cost $17,439,394)			15,814,063

	Preferred Stocks 5.6%
	Germany 5.6%
c	Bayerische Motoren Werke AG, 2.731%, pfd.	Automobiles	690	53,971
c	Fuchs Petrolub SE, 3.020%, pfd.	Chemicals	855	31,184
c	Henkel AG & Co. KGaA, 3.049%, pfd.	Household Products	2,130	143,808
c	Porsche Automobil Holding SE, 2.514%, pfd.	Automobiles	1,860	181,912
c	Sartorius AG, 0.314%, pfd.	Health Care Equipment & Supplies	300	134,086
c	Sixt SE, 0.074%, pfd.	Road & Rail	195	14,754
c	Volkswagen AG, 3.096%, pfd.	Automobiles	2,220	387,803

	Total Preferred Stocks (Cost $1,101,633)			947,518

	Total Investments (Cost $18,541,027) 99.9%			16,761,581
	Other Assets, less Liabilities 0.1%			13,128

	Net Assets 100.0%			$16,774,709

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $637,907, representing 3.8% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	245

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Hong Kong ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$28.10	$20.58		$26.82	$26.17	$25.30

Income from investment operations[b]:

Net investment income[c]	0.74	0.72		0.77	0.66	0.16

Net realized and unrealized gains (losses)	(4.72)	7.61		(6.25)	0.59	0.78

Total from investment operations	(3.98)	8.33		(5.48)	1.25	0.94

Less distributions from net investment income	(0.69)	(0.81)		(0.76)	(0.60)	(0.07)

Net asset value, end of year	$23.43	$28.10		$20.58	$26.82	$26.17

Total return[d]	(14.41)%	41.14%		(20.90)%	4.97%	3.70%

Ratios to average net assets[e]

Total Expenses	0.09%	0.09%		0.09%	0.09%	0.09%

Net investment income	2.79%	2.99%		3.10%	2.67%	1.49%

Supplemental data

Net assets, end of year (000’s)	$17,573	$16,862		$15,433	$20,118	$7,852

Portfolio turnover rate[f]	9.91% [g]	14.84%	[g]	5.99% [g]	5.33%	0.93%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	9.74%	14.84%	5.99%

246	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Hong Kong ETF

		Industry		Shares	Value
	Common Stocks 99.6%
	Cambodia 0.3%
	NagaCorp Ltd.	Hotels, Restaurants & Leisure		50,000	$44,628

	China 13.5%
	AAC Technologies Holdings Inc.	Electronic Equipment, Instruments & Components		22,500	54,530
a	BeiGene Ltd.	Biotechnology		22,500	348,214
	BOC Hong Kong (Holdings) Ltd.	Banks		120,000	455,091
a,b	Budweiser Brewing Co. APAC Ltd., 144A	Beverages		56,500	150,423
a	China Travel International Investment Hong Kong Ltd.	Hotels, Restaurants & Leisure		90,000	17,123
	Chow Tai Fook Jewellery Co. Ltd.	Specialty Retail		59,000	107,432
a,b	ESR Cayman Ltd., 144A	Real Estate Management & Development		56,000	174,120
a	FIH Mobile Ltd.	Electronic Equipment, Instruments & Components		95,000	13,101
a	HUTCHMED China Ltd.	Biotechnology		16,500	63,418
	Kerry Logistics Network Ltd.	Air Freight & Logistics		10,000	22,933
	Lee & Man Paper Manufacturing Ltd.	Paper & Forest Products		50,000	26,113
	Lenovo Group Ltd.	Technology Hardware, Storage & Peripherals		250,000	271,982
	Microport Scientific Corp.	Health Care Equipment & Supplies		16,000	36,326
	Minth Group Ltd.	Auto Components		24,000	59,208
a	MMG Ltd.	Metals & Mining		80,000	32,280
	Nexteer Automotive Group Ltd.	Auto Components		30,000	19,154
a	Shangri-La Asia Ltd.	Hotels, Restaurants & Leisure		40,000	31,463
	Shui On Land Ltd.	Real Estate Management & Development		120,000	18,388
	SITC International Holdings Co. Ltd.	Marine		40,000	141,737
	Tingyi Cayman Islands Holding Corp.	Food Products		64,000	107,873
	Towngas China Co. Ltd.	Gas Utilities		40,000	21,043
	Uni-President China Holdings Ltd.	Food Products		40,000	34,885
	Want Want China Holdings Ltd.	Food Products		175,000	161,785

					2,368,622

	Hong Kong 75.9%
	AIA Group Ltd.	Insurance		342,000	3,600,621
	ASM Pacific Technology Ltd.	Semiconductors & Semiconductor Equipment		10,500	106,590
	Cafe de Coral Holdings Ltd.	Hotels, Restaurants & Leisure		10,000	16,728
a	Cathay Pacific Airways Ltd.	Airlines		35,000	34,457
	Champion REIT	Equity Real Estate Investment Trusts (REITs	)	65,000	29,548
	CK Asset Holdings Ltd.	Real Estate Management & Development		66,000	452,563
	CK Infrastructure Holdings Ltd.	Electric Utilities		20,000	133,948
	CLP Holdings Ltd.	Electric Utilities		55,000	536,207
	Dah Sing Banking Group Ltd.	Banks		12,000	10,665
	Dah Sing Financial Group	Banks		4,800	15,629
	Dairy Farm International Holdings Ltd.	Food & Staples Retailing		10,000	28,200
	Guotai Junan International Holdings Ltd.	Capital Markets		75,000	8,428
	Haitong International Securities Group Ltd.	Capital Markets		80,000	14,404
	Hang Lung Group Ltd.	Real Estate Management & Development		30,000	63,743
	Hang Lung Properties Ltd.	Real Estate Management & Development		70,000	141,226
	Hang Seng Bank Ltd.	Banks		24,500	473,019
	Henderson Land Development Co. Ltd.	Real Estate Management & Development		44,000	183,160
	Hong Kong and China Gas Co. Ltd.	Gas Utilities		365,000	442,303
	Hong Kong Exchanges and Clearing Ltd.	Capital Markets		42,650	2,022,654
	Hongkong Land Holdings Ltd.	Real Estate Management & Development		39,000	191,100
	Huabao International Holdings Ltd.	Chemicals		30,000	16,740
	Hutchison Telecommunications Hong Kong Holdings Ltd.	Wireless Telecommunication Services		40,000	6,436
	Hysan Development Co. Ltd.	Real Estate Management & Development		20,000	58,483
	Jardine Matheson Holdings Ltd.	Industrial Conglomerates		6,900	379,500
	Johnson Electric Holdings Ltd.	Auto Components		12,500	17,302
	Kerry Properties Ltd.	Real Estate Management & Development		20,000	56,567
a	Lifestyle International Holdings Ltd.	Multiline Retail		15,000	7,259

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SCHEDULE OF INVESTMENTS

Franklin FTSE Hong Kong ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Hong Kong (continued)
	Link REIT	Equity Real Estate Investment Trusts (REITs	)	71,000	$607,426
	Man Wah Holdings Ltd.	Household Durables		52,000	57,037
a	Melco International Development Ltd.	Hotels, Restaurants & Leisure		25,000	23,112
	MTR Corp. Ltd.	Road & Rail		47,500	256,867
	New World Development Co. Ltd.	Real Estate Management & Development		48,000	195,214
	NWS Holdings Ltd.	Industrial Conglomerates		45,000	41,372
	Orient Overseas International Ltd.	Marine		4,500	120,323
	PCCW Ltd.	Diversified Telecommunication Services		140,000	79,015
	Power Assets Holdings Ltd.	Electric Utilities		46,000	299,857
a	Shun Tak Holdings Ltd.	Industrial Conglomerates		40,000	8,785
	Sino Land Co. Ltd.	Real Estate Management & Development		120,000	155,681
	Sun Hung Kai Properties Ltd.	Real Estate Management & Development		47,500	567,715
	Swire Pacific Ltd., A	Real Estate Management & Development		17,000	103,979
	Swire Pacific Ltd., B	Real Estate Management & Development		32,500	32,785
	Swire Properties Ltd.	Real Estate Management & Development		36,000	89,455
	Techtronic Industries Co. Ltd.	Machinery		41,800	677,327
	The Bank of East Asia Ltd.	Banks		42,000	65,965
	The Wharf Holdings Ltd.	Real Estate Management & Development		45,000	137,332
	United Energy Group Ltd.	Oil, Gas & Consumable Fuels		240,000	27,581
	Vinda International Holdings Ltd.	Household Products		10,000	22,627
	Vitasoy International Holdings Ltd.	Food Products		25,700	48,765
	VTech Holdings Ltd.	Communications Equipment		5,500	40,031
b	WH Group Ltd., 144A	Food Products		260,248	164,495
	Wharf Real Estate Investment Co. Ltd.	Real Estate Management & Development		55,075	273,216
	Xinyi Glass Holdings Ltd.	Building Products		68,000	164,977
a	Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods		22,500	36,315

					13,344,734

	Indonesia 0.2%
	First Pacific Co. Ltd.	Food Products		80,000	32,382

	Italy 0.6%
	Prada SpA	Textiles, Apparel & Luxury Goods		17,000	107,995

	Luxembourg 0.3%
	L’Occitane International SA	Personal Products		15,000	48,746

	Macau 4.0%
	Galaxy Entertainment Group Ltd.	Hotels, Restaurants & Leisure		72,150	433,007
a	MGM China Holdings Ltd.	Hotels, Restaurants & Leisure		26,000	16,567
	Sands China Ltd.	Hotels, Restaurants & Leisure		80,000	193,886
a	SJM Holdings Ltd.	Hotels, Restaurants & Leisure		65,000	32,287
a	Wynn Macau Ltd.	Hotels, Restaurants & Leisure		50,000	36,647

					712,394

	Singapore 0.3%
b	BOC Aviation Ltd., 144A	Trading Companies & Distributors		7,000	55,373

	Taiwan 0.0%†
a,b	FIT Hon Teng Ltd., 144A	Electronic Equipment, Instruments & Components		40,000	5,976

	United Kingdom 3.8%
	CK Hutchison Holdings Ltd.	Industrial Conglomerates		90,000	661,376

248	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Hong Kong ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	United States 0.7%
b	JS Global Lifestyle Co. Ltd., 144A	Household Durables	22,500	$26,461
a,b	Samsonite International SA, 144A	Textiles, Apparel & Luxury Goods	43,500	98,427

				124,888

	Total Investments (Cost $18,719,156) 99.6%			17,507,114
	Other Assets, less Liabilities 0.4%			66,276

	Net Assets 100.0%			$17,573,390

†Rounds to less than 0.1% of net assets.

aNon-income producing

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $675,275, representing 3.84% of net assets.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
MINI HSI IDX	Long	2	$439,800	4/28/22	$587

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	249

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE India ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]
Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$27.70		$15.98		$23.36	$22.74	$23.72

Income from investment operations[b]:

Net investment income[c]	0.27		0.20		0.26	0.29	0.09

Net realized and unrealized gains (losses)	4.09		11.70		(7.43)	0.53	(1.07)

Total from investment operations	4.36		11.90		(7.17)	0.82	(0.98)

Less distributions from net investment income	(0.72)		(0.18)		(0.21)	(0.20)	—

Net asset value, end of year	$31.34		$27.70		$15.98	$23.36	$22.74

Total return[d]	15.75%		74.87%		(30.98)%	3.66%	(4.13)%

Ratios to average net assets[e]

Total expenses	0.19%		0.19%		0.19%	0.19%	0.19%

Net investment income	0.86%		0.89%		1.20%	1.33%	2.78%

Supplemental data

Net assets, end of year (000’s)	$50,140		$23,544		$8,790	$7,007	$2,274

Portfolio turnover rate[f]	10.73%	[g]	23.48%	[g]	36.55% [g]	8.03%	1.59%

aFor the period February 6, 2018 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	8.16%	16.91%	6.83%

250	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE India ETF

		Industry	Shares	Value
	Common Stocks 101.8%
	India 101.8%
a	3M India Ltd.	Industrial Conglomerates	133	$34,573
	Aarti Industries Ltd.	Chemicals	8,832	111,503
	ABB India Ltd.	Electrical Equipment	2,368	67,437
	ACC Ltd.	Construction Materials	4,032	114,474
	Adani Enterprises Ltd.	Trading Companies & Distributors	12,416	330,124
a	Adani Green Energy Ltd.	Independent Power and Renewable Electricity Producers	18,528	468,170
	Adani Ports And Special Economic Zone Ltd.	Transportation Infrastructure	36,096	368,796
a	Adani Power Ltd.	Independent Power and Renewable Electricity Producers	43,264	105,684
	Adani Total Gas Ltd	Gas Utilities	13,088	371,317
a	Adani Transmission Ltd.	Electric Utilities	11,776	368,028
a	Aditya Birla Capital Ltd.	Diversified Financial Services	22,432	31,868
	Alkem Laboratories Ltd.	Pharmaceuticals	1,184	56,574
	Ambuja Cements Ltd.	Construction Materials	32,384	127,891
	Apollo Hospitals Enterprise Ltd.	Health Care Providers & Services	4,672	278,446
	Ashok Leyland Ltd.	Machinery	67,552	104,526
	Asian Paints Ltd.	Chemicals	21,280	864,947
	Astral Poly Technik Ltd.	Building Products	4,192	111,913
a,b	AU Small Finance Bank Ltd., 144A	Banks	7,232	118,943
	Aurobindo Pharma Ltd.	Pharmaceuticals	12,512	110,391
a,b	Avenue Supermarts Ltd., 144A	Food & Staples Retailing	7,008	370,247
a	Axis Bank Ltd.	Banks	107,008	1,074,881
	Bajaj Auto Ltd.	Automobiles	3,264	157,353
	Bajaj Finance Ltd.	Consumer Finance	11,072	1,060,801
	Bajaj Finserv Ltd.	Diversified Financial Services	1,792	403,462
	Bajaj Holdings & Investment Ltd.	Diversified Financial Services	1,248	82,531
	Balkrishna Industries Ltd.	Auto Components	3,776	106,451
b	Bandhan Bank Ltd, 144A	Banks	37,216	150,976
a	Bank of Baroda	Banks	48,864	71,966
a	Bank of India	Banks	22,784	13,786
	Bata India Ltd.	Textiles, Apparel & Luxury Goods	2,816	72,891
	Bayer Cropscience Ltd.	Chemicals	608	39,873
	Berger Paints India Ltd.	Chemicals	11,104	102,533
	Bharat Electronics Ltd.	Aerospace & Defense	51,424	143,057
	Bharat Forge Ltd.	Auto Components	11,872	109,766
a	Bharat Heavy Electricals Ltd.	Electrical Equipment	62,144	40,473
	Bharat Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels	47,136	223,534
a	Bharti Airtel Ltd.	Wireless Telecommunication Services	107,712	1,073,140
a	Bharti Infratel Ltd.	Diversified Telecommunication Services	59,072	173,104
a	Biocon Ltd.	Biotechnology	21,280	94,247
	Bosch Ltd.	Auto Components	416	79,266
	Britannia Industries Ltd.	Food Products	5,600	236,963
	Cadila Healthcare Ltd.	Pharmaceuticals	11,840	54,454
a	Canara Bank Ltd.	Banks	17,504	52,610
	Castrol India Ltd.	Chemicals	23,488	31,292
	Cholamandalam Investment and Finance Co. Ltd.	Consumer Finance	18,944	179,615
	Cipla Ltd.	Pharmaceuticals	24,128	324,164
	Coal India Ltd.	Oil, Gas & Consumable Fuels	89,216	215,519
	Coforge Ltd.	IT Services	1,120	65,885
	Colgate-Palmolive (India) Ltd.	Personal Products	6,272	127,654
	Container Corp. of India Ltd.	Road & Rail	12,960	114,960
	Coromandel International Ltd.	Chemicals	5,248	55,378
	Cummins India Ltd.	Machinery	6,368	94,232
	Dabur India Ltd.	Personal Products	25,024	177,075
	Dalmia Bharat Ltd.	Construction Materials	3,840	75,792
	Deepak Nitrite Ltd.	Chemicals	3,488	103,282

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SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	India (continued)
	Divi’s Laboratories Ltd.	Life Sciences Tools & Services		6,016	$349,492
	Dixon Technologies India Ltd.	Household Durables		1,664	94,620
	DLF Ltd.	Real Estate Management & Development		28,064	140,903
b	Dr Lal PathLabs Ltd., 144A	Health Care Providers & Services		1,632	56,228
	Dr Reddy’s Laboratories Ltd.	Pharmaceuticals		5,696	322,889
	Eicher Motors Ltd.	Automobiles		6,336	205,457
	Emami Ltd.	Personal Products		9,760	57,594
	Embassy Office Parks REIT	Equity Real Estate Investment Trusts (REITs	)	25,120	123,238
	Exide Industries Ltd.	Auto Components		21,056	41,987
	Federal Bank Ltd.	Banks		73,088	93,946
	GAIL India Ltd.	Gas Utilities		84,000	172,545
a,b	General Insurance Corp. of India, 144A	Insurance		4,864	7,308
	Gillette India Ltd.	Personal Products		384	24,576
	GlaxoSmithKline Pharmaceuticals Ltd.	Pharmaceuticals		2,048	45,052
	Glenmark Pharmaceuticals Ltd.	Pharmaceuticals		6,912	40,318
a	GMR Infrastructure Ltd.	Transportation Infrastructure		114,400	55,785
a	GMR Power & Urban Infra Ltd.—Spun Off	Construction & Engineering		10,014	4,440
a	Godrej Consumer Products Ltd.	Personal Products		17,184	169,470
a	Godrej Industries Ltd.	Industrial Conglomerates		4,096	25,081
a	Godrej Properties Ltd.	Real Estate Management & Development		4,128	91,097
	Grasim Industries Ltd.	Construction Materials		18,080	397,032
	Gujarat Gas Ltd.	Gas Utilities		9,536	63,332
	Havell’s India Ltd.	Electrical Equipment		11,328	172,301
	HCL Technologies Ltd.	IT Services		51,200	786,328
b	HDFC Asset Management Co. Ltd., 144A	Capital Markets		2,560	72,503
b	HDFC Life Insurance Co. Ltd., 144A	Insurance		45,696	324,561
	Hero Motocorp Ltd.	Automobiles		6,176	186,983
	Hindalco Industries Ltd.	Metals & Mining		66,592	500,484
	Hindustan Aeronautics Ltd.	Aerospace & Defense		1,696	33,235
	Hindustan Petroleum Corp. Ltd.	Oil, Gas & Consumable Fuels		32,416	115,226
	Hindustan Unilever Ltd.	Household Products		41,824	1,130,752
	Hindustan Zinc Ltd.	Metals & Mining		10,688	43,746
	Honeywell Automation India Ltd.	Electronic Equipment, Instruments & Components		106	55,503
	Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance		82,304	2,596,364
	ICICI Bank Ltd.	Banks		73,472	708,104
b,c	ICICI Lombard General Insurance Co. Ltd., 144A, Reg S	Insurance		11,360	199,135
b,c	ICICI Prudential Life Insurance Co. Ltd., 144A, Reg S	Insurance		16,928	111,900
a	IDFC First Bank Ltd.	Banks		142,144	74,472
	Indiabulls Housing Finance Ltd.	Thrifts & Mortgage Finance		16,448	34,253
	Indian Oil Corp. Ltd.	Oil, Gas & Consumable Fuels		129,056	202,589
	Indian Railway Catering and Tourism Corp. Ltd.	Commercial Services & Supplies		12,320	125,956
b	Indian Railway Finance Corp. Ltd., 144A	Diversified Financial Services		80,160	22,691
	Indraprastha Gas Ltd.	Gas Utilities		16,512	81,312
	Info Edge India Ltd.	Interactive Media & Services		3,584	213,288
	Infosys Ltd.	IT Services		167,520	4,215,579
a,b,c	InterGlobe Aviation Ltd., 144A, Reg S	Airlines		4,544	120,783
	Ipca Laboratories Ltd.	Pharmaceuticals		6,400	90,014
	ITC Ltd.	Tobacco		139,392	461,084
	Jindal Steel & Power Ltd.	Metals & Mining		18,688	131,414
	JSW Energy Ltd.	Independent Power and Renewable Electricity Producers		17,856	71,212
	JSW Steel Ltd.	Metals & Mining		47,200	456,365
	Jubilant Foodworks Ltd.	Hotels, Restaurants & Leisure		3,424	119,134
	Kansai Nerolac Paints Ltd.	Chemicals		5,888	36,346
a	L&T Finance Holdings Ltd.	Diversified Financial Services		43,072	45,815
b	L&T Technology Services Ltd., 144A	Professional Services		1,184	79,771

252	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
b,c	Larsen & Toubro Infotech Ltd.,, 144A, Reg S	IT Services	2,112	$171,563
	Larsen & Toubro Ltd.	Construction & Engineering	32,480	757,681
b	Laurus Labs Ltd., 144A	Pharmaceuticals	17,088	133,073
	LIC Housing Finance Ltd.	Thrifts & Mortgage Finance	15,328	72,610
	Lupin Ltd.	Pharmaceuticals	11,168	110,103
a	Macrotech Developers Ltd.	Real Estate Management & Development	2,624	38,999
	Mahindra & Mahindra Financial Services Ltd.	Consumer Finance	28,512	59,884
	Mahindra & Mahindra Ltd.	Automobiles	43,360	461,524
a	Mangalore Refinery and Petrochemicals Ltd.	Oil, Gas & Consumable Fuels	9,984	5,481
	Marico Ltd.	Personal Products	24,352	161,875
	Maruti Suzuki India Ltd.	Automobiles	6,240	622,666
a	Max Financial Services Ltd.	Insurance	11,424	113,660
a	Max Healthcare Institute Ltd.	Health Care Providers & Services	17,568	80,601
	Minda Industries Ltd.	Auto Components	3,936	48,427
	Mindtree Ltd.	IT Services	2,048	116,296
	Motherson Sumi Systems Ltd.	Auto Components	67,968	125,083
a	Motherson Sumi Wiring India Ltd.	Auto Components	54,690	46,516
	Mphasis Ltd.	IT Services	4,224	188,239
	MRF Ltd.	Auto Components	128	109,836
	Muthoot Finance Ltd.	Consumer Finance	4,512	79,251
	Nestle India Ltd.	Food Products	1,696	389,012
	NHPC Ltd.	Independent Power and Renewable Electricity Producers	111,072	40,750
b	Nippon Life India Asset Management Ltd., 144A	Capital Markets	7,136	32,739
	NMDC Ltd.	Metals & Mining	35,648	76,471
	NTPC Ltd.	Independent Power and Renewable Electricity Producers	209,120	372,566
a	Oberoi Realty Ltd.	Real Estate Management & Development	5,600	69,458
	Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	174,048	376,463
	Oil India Ltd.	Oil, Gas & Consumable Fuels	15,264	48,023
	Oracle Financial Services Software Ltd.	Software	1,088	51,514
	Page Industries Ltd.	Textiles, Apparel & Luxury Goods	273	155,601
	Persistent Systems Ltd.	IT Services	2,336	146,905
	Petronet LNG Ltd.	Oil, Gas & Consumable Fuels	35,712	91,312
	PI Industries Ltd.	Chemicals	3,424	127,410
	Pidilite Industries Ltd.	Chemicals	7,168	232,167
	Piramal Enterprises Ltd.	Diversified Financial Services	5,952	171,777
	Polycab India Ltd.	Electrical Equipment	1,216	37,943
	Power Finance Corp. Ltd.	Diversified Financial Services	54,400	80,837
	Power Grid Corp. of India Ltd.	Electric Utilities	148,288	424,267
a	Punjab National Bank Ltd.	Banks	50,496	23,357
	Rajesh Exports Ltd.	Textiles, Apparel & Luxury Goods	6,496	59,246
a,b,c	RBL Bank Ltd., 144A, Reg S	Banks	21,024	36,124
	REC Ltd.	Diversified Financial Services	43,520	70,672
	Relaxo Footwears Ltd.	Textiles, Apparel & Luxury Goods	3,392	47,734
	Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	154,528	5,373,047
	SBI Cards & Payment Services Ltd.	Consumer Finance	13,600	152,862
b	SBI Life Insurance Co. Ltd., 144A	Insurance	19,808	293,153
	Shree Cement Ltd.	Construction Materials	640	202,981
	Shriram Transport Finance Co. Ltd.	Consumer Finance	9,344	139,941
	Siemens Ltd.	Industrial Conglomerates	4,032	126,012
b	Sona Blw Precision Forgings Ltd., 144A	Auto Components	8,352	74,890
	SRF Ltd.	Chemicals	6,656	235,351
	State Bank of India	Banks	84,256	548,790
	Steel Authority of India Ltd.	Metals & Mining	45,952	59,763
	Sun Pharmaceutical Industries Ltd.	Pharmaceuticals	51,296	619,241

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SCHEDULE OF INVESTMENTS

Franklin FTSE India ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	India (continued)
	Sun TV Network Ltd.	Media	4,448	$28,754
	Tata Communications Ltd.	Diversified Telecommunication Services	5,344	86,647
	Tata Consultancy Services Ltd.	IT Services	48,672	2,402,255
	Tata Consumer Products Ltd.	Food Products	28,512	292,514
	Tata Elxsi Ltd.	Software	1,632	190,394
a	Tata Motors Ltd.	Automobiles	86,784	496,768
a	Tata Motors Ltd., A	Automobiles	18,240	49,707
	Tata Power Co. Ltd.	Electric Utilities	95,520	300,836
	Tata Steel Ltd.	Metals & Mining	38,144	658,025
a	Tata Teleservices Maharashtra Ltd.	Diversified Telecommunication Services	23,680	52,094
	Tech Mahindra Ltd.	IT Services	28,448	562,934
	Titan Co. Ltd.	Textiles, Apparel & Luxury Goods	19,648	657,608
	Torrent Pharmaceuticals Ltd.	Pharmaceuticals	2,304	84,891
	Torrent Power Ltd.	Electric Utilities	10,144	65,844
	Trent Ltd.	Multiline Retail	8,576	144,357
	Tube Investments of India Ltd.	Auto Components	4,608	98,801
	TVS Motor Co. Ltd.	Automobiles	9,280	76,622
	UltraTech Cement Ltd.	Construction Materials	5,408	471,201
a	Union Bank of India Ltd.	Banks	25,696	13,124
	United Breweries Ltd.	Beverages	3,232	63,533
a	United Spirits Ltd.	Beverages	13,600	159,440
	UPL Ltd.	Chemicals	25,312	257,078
	Varun Beverages Ltd.	Beverages	6,368	79,105
	Vedanta Ltd.	Metals & Mining	57,984	308,649
a	Vodafone Idea Ltd.	Wireless Telecommunication Services	381,088	48,532
	Voltas Ltd.	Construction & Engineering	10,816	177,766
	Whirlpool of India Ltd.	Household Durables	1,440	29,890
	Wipro Ltd.	IT Services	59,520	464,928
a	Yes Bank Ltd.	Banks	587,733	95,402
	Zee Entertainment Enterprises Ltd.	Media	39,136	148,926
a	Zomato Ltd.	Internet & Direct Marketing Retail	62,688	68,086

	Total Investments (Cost $42,099,389) 101.8%			51,026,869
	Other Assets, less Liabilities (1.8)%			(886,953)

	Net Assets 100.0%			$50,139,916

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $2,376,589, representing 4.7% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $639,506, representing 1.3% of net assets.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
SGX Nifty 50	Long	3	$105,219	4/28/22	$1,364

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

254	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Italy ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.50	$17.61		$23.13	$26.27	$25.51

Income from investment operations[b]:

Net investment income[c]	0.85	0.67		0.90	0.46	0.11

Net realized and unrealized gains (losses)	(1.59)	8.80		(5.52)	(2.99)	0.70

Total from investment operations	(0.74)	9.47		(4.62)	(2.53)	0.81

Less distributions from net investment income	(1.11)	(0.58)		(0.90)	(0.61)	(0.05)

Net asset value, end of year	$24.65	$26.50		$17.61	$23.13	$26.27

Total return[d]	(3.15)%	54.64%		(20.84)%	(9.67)%	3.19%

Ratios to average net assets[e]

Total expenses	0.09%	0.09%		0.09%	0.09%	0.09%

Net investment income	3.15%	3.04%		3.85%	2.05%	1.01%

Supplemental data

Net assets, end of year (000’s)	$3,698	$3,974		$2,641	$10,410	$2,627

Portfolio turnover rate[f]	12.75% [g]	17.45%	[g]	9.89% [g]	16.67%	3.09%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	12.75%	17.45%	9.89%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	255

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Italy ETF

		Industry	Shares	Value
	Common Stocks 100.0%
	Italy 86.9%
	A2A SpA	Multi-Utilities	15,093	$26,105
	Amplifon SpA	Health Care Providers & Services	1,284	57,917
	Assicurazioni Generali SpA	Insurance	10,917	252,289
a	Atlantia SpA	Transportation Infrastructure	4,908	103,211
	Banca Mediolanum SpA	Diversified Financial Services	2,397	20,685
	Buzzi Unicem SpA	Construction Materials	930	17,441
	Davide Campari-Milano NV	Beverages	4,929	57,886
	De’ Longhi SpA	Household Durables	699	19,241
	DiaSorin SpA	Health Care Equipment & Supplies	225	35,524
	Enel SpA	Electric Utilities	61,980	418,462
	Eni SpA	Oil, Gas & Consumable Fuels	20,157	298,154
	Ferrari NV	Automobiles	1,047	231,475
	FinecoBank Banca Fineco SpA	Banks	6,087	93,633
	Hera SpA	Multi-Utilities	7,839	29,184
b,c	Infrastrutture Wireless Italiane SpA, 144A, Reg S	Diversified Telecommunication Services	3,510	39,698
	Interpump Group SpA	Machinery	801	40,729
	Intesa Sanpaolo SpA	Banks	135,252	313,542
	Italgas Reti SpA	Gas Utilities	4,884	31,649
a	Iveco Group NV	Machinery	1,962	12,989
a	Leonardo SpA	Aerospace & Defense	3,990	40,044
	Mediobanca Banca di Credito Finanziario SpA	Banks	6,933	71,123
	Moncler SpA	Textiles, Apparel & Luxury Goods	2,037	115,001
a,b	Nexi SpA, 144A	IT Services	7,404	86,500
b	Pirelli & C SpA, 144A	Auto Components	4,872	26,730
b,c	Poste Italiane SpA, 144A, Reg S	Insurance	4,551	52,257
	Prysmian SpA	Electrical Equipment	2,628	90,528
	Recordati Industria Chimica e Farmaceutica SpA	Pharmaceuticals	966	49,055
	Reply SpA	IT Services	225	37,552
	Snam SpA	Gas Utilities	20,331	118,355
	Telecom Italia SpA/Milano	Diversified Telecommunication Services	107,046	39,721
	Telecom Italia SpA/Milano, di Risp	Diversified Telecommunication Services	60,174	20,621
	Tenaris SA	Energy Equipment & Services	4,662	71,350
	Terna—Rete Elettrica Nazionale	Electric Utilities	13,632	118,095
	UniCredit SpA	Banks	14,943	163,853
	UnipolSai Assicurazioni SpA	Insurance	4,245	12,687

				3,213,286

	Netherlands 2.2%
	EXOR NV	Diversified Financial Services	1,032	79,804

	United Kingdom 3.5%
	CNH Industrial NV	Machinery	8,127	130,167

	United States 7.4%
	Stellantis NV	Automobiles	16,683	274,722

	Total Investments (Cost $3,335,664) 100.0%			3,697,979
†	Other Assets, less Liabilities 0.0%†			133

	Net Assets 100.0%			$3,698,112

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $205,185, representing 5.5% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $91,955, representing 2.5% of net assets.

256	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Japan ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.25	$21.93		$24.18	$26.69	$25.91

Income from investment operations[b]:

Net investment income[c]	0.63	0.53		0.56	0.59	0.44

Net realized and unrealized gains (losses)	(2.76)	8.24		(2.22)	(2.76)	0.37

Total from investment operations	(2.13)	8.77		(1.66)	(2.17)	0.81

Less distributions from net investment income	(0.70)	(0.45)		(0.59)	(0.34)	(0.03)

Net asset value, end of year	$27.42	$30.25		$21.93	$24.18	$26.69

Total return[d]	(7.21)%	40.23%		(7.15)%	(8.10)%	3.11%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	—%

Net investment income	2.14%	1.98%		2.30%	2.39%	4.07%

Supplemental data

Net assets, end of year (000’s)	$789,637	$598,934		$315,851	$290,205	$96,082

Portfolio turnover rate[f]	2.95% [g]	5.76%	[g]	4.59% [g]	4.35%	0.93%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	2.80%	5.76%	4.51%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	257

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Japan ETF

		Industry		Shares	Value
	Common Stocks 98.9%
	Japan 98.9%
	ABC-Mart Inc.	Specialty Retail		4,800	$182,509
	Acom Co. Ltd.	Consumer Finance		72,000	189,232
	Activia Properties Inc.	Equity Real Estate Investment Trusts (REITs	)	144	503,036
	Advance Residence Investment	Equity Real Estate Investment Trusts (REITs	)	240	681,195
	Advantest Corp.	Semiconductors & Semiconductor Equipment		38,400	3,059,345
	AEON Co. Ltd.	Food & Staples Retailing		134,400	2,889,531
	AEON Financial Service Co. Ltd.	Consumer Finance		19,200	192,514
	AEON Mall Co. Ltd.	Real Estate Management & Development		24,000	321,714
	AEON REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	336	418,010
	AGC Inc.	Building Products		33,600	1,357,841
	Aica Kogyo Co. Ltd.	Building Products		9,600	236,411
	AIN Holdings Inc.	Food & Staples Retailing		4,800	251,518
	Air Water Inc.	Chemicals		33,600	476,144
	Aisin Seiki Co. Ltd.	Auto Components		33,600	1,161,294
	Ajinomoto Co. Inc.	Food Products		91,200	2,611,081
	Alfresa Holdings Corp.	Health Care Providers & Services		33,600	470,331
	Alps Alpine Co. Ltd.	Electronic Equipment, Instruments & Components		38,400	383,130
	Amada Co. Ltd.	Machinery		57,600	514,426
	Amano Corp.	Electronic Equipment, Instruments & Components		14,400	260,653
a	ANA Holdings Inc.	Airlines		28,800	608,863
	Anritsu Corp.	Electronic Equipment, Instruments & Components		24,000	307,081
	Aozora Bank Ltd.	Banks		24,000	511,934
	Ariake Japan Co. Ltd.	Food Products		4,800	205,248
	As One Corp.	Health Care Providers & Services		4,800	286,319
	Asahi Group Holdings Ltd.	Beverages		81,600	2,999,115
	Asahi Intecc Co. Ltd.	Health Care Equipment & Supplies		38,400	761,198
	Asahi Kasei Corp.	Chemicals		235,200	2,058,908
	Asics Corp.	Textiles, Apparel & Luxury Goods		33,600	657,190
	ASKUL Corp.	Internet & Direct Marketing Retail		9,600	126,866
	Astellas Pharma Inc.	Pharmaceuticals		350,400	5,516,905
	Azbil Corp.	Electronic Equipment, Instruments & Components		24,000	808,733
	Bandai Namco Holdings Inc.	Leisure Products		37,000	2,832,577
	BayCurrent Consulting Inc.	Professional Services		2,300	848,939
	Benefit One Inc.	Professional Services		9,600	204,853
	Benesse Holdings Inc.	Diversified Consumer Services		14,400	266,585
	BIC CAMERA Inc.	Specialty Retail		28,800	256,738
	Bridgestone Corp.	Auto Components		110,400	4,327,771
	Brother Industries Ltd.	Technology Hardware, Storage & Peripherals		43,200	796,197
	Calbee Inc.	Food Products		14,400	279,399
	CANON Inc.	Technology Hardware, Storage & Peripherals		187,200	4,616,186
	Canon Marketing Japan Inc.	Electronic Equipment, Instruments & Components		9,600	199,553
	Capcom Co. Ltd.	Entertainment		33,600	821,626
	Casio Computer Co. Ltd.	Household Durables		38,400	445,456
	Central Japan Railway Co.	Road & Rail		34,620	4,553,724
	Chubu Electric Power Co. Inc.	Electric Utilities		134,400	1,398,535
	Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals		123,940	4,183,581
	Chuo Mitsui Trust Holdings Inc.	Banks		67,200	2,215,178
	Coca-Cola Bottlers Japan Holdings Inc.	Beverages		24,000	285,133
	COMSYS Holdings Corp.	Construction & Engineering		19,200	422,044
	Concordia Financial Group Ltd.	Banks		211,200	796,948
	Cosmo Energy Holdings Co. Ltd.	Oil, Gas & Consumable Fuels		14,400	312,025
	Cosmos Pharmaceutical Corp.	Food & Staples Retailing		3,360	410,536
	Credit Saison Co. Ltd.	Consumer Finance		28,800	309,177
	CyberAgent Inc.	Media		72,000	905,228
	Dai Nippon Printing Co. Ltd.	Commercial Services & Supplies		48,000	1,138,159
	Dai-ichi Life Holdings Inc.	Insurance		187,200	3,854,276
	Daicel Corp.	Chemicals		48,000	323,098

258	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Daido Steel Co. Ltd.	Metals & Mining		7,000	$212,812
	Daifuku Co. Ltd.	Machinery		19,200	1,390,468
	Daiichi Sankyo Co. Ltd.	Pharmaceuticals		355,200	7,842,933
	Daiichikosho Co. Ltd.	Entertainment		4,800	137,623
	Daikin Industries Ltd.	Building Products		50,784	9,376,473
	Daio Paper Corp.	Paper & Forest Products		14,400	187,808
	Daito Trust Construction Co. Ltd.	Real Estate Management & Development		12,346	1,321,314
	Daiwa House Industry Co. Ltd.	Real Estate Management & Development		120,000	3,164,737
	Daiwa House Residential Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	384	1,037,710
	Daiwa Office Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	48	299,370
	Daiwa Securities Group Inc.	Capital Markets		278,400	1,588,858
a	DeNA Co. Ltd.	Entertainment		14,400	220,671
	Denka Co. Ltd.	Chemicals		14,400	403,378
	Denso Corp.	Auto Components		86,400	5,595,090
	Dentsu Group Inc.	Media		38,400	1,588,202
	Descente Ltd.	Textiles, Apparel & Luxury Goods		9,600	244,795
	DIC Corp.	Chemicals		14,400	297,432
	Disco Corp.	Semiconductors & Semiconductor Equipment		5,376	1,523,661
	DMG Mori Co. Ltd.	Machinery		19,200	264,806
	Dowa Holdings Co. Ltd.	Metals & Mining		9,600	443,716
	East Japan Railway Co.	Road & Rail		69,700	4,082,941
	EBARA Corp.	Machinery		19,200	1,082,002
	Eisai Co. Ltd.	Pharmaceuticals		50,260	2,347,882
	Electric Power Development Co. Ltd.	Independent Power and Renewable Electricity Producers		28,800	414,767
	ENEOS Holdings Inc.	Oil, Gas & Consumable Fuels		566,400	2,137,270
	Ezaki Glico Co. Ltd.	Food Products		9,600	294,229
	Fancl Corp.	Personal Products		14,400	324,363
	FANUC Corp.	Machinery		36,680	6,541,204
	Fast Retailing Co. Ltd.	Specialty Retail		9,764	5,067,224
	FP Corp.	Containers & Packaging		9,600	230,637
	Fuji Electric Co. Ltd.	Electrical Equipment		24,000	1,218,043
	Fuji Kyuko Co. Ltd.	Hotels, Restaurants & Leisure		4,800	154,628
	Fuji Media Holdings Inc.	Media		9,600	92,777
	Fuji Oil Holdings Inc.	Food Products		9,600	156,606
	FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals		67,200	4,153,528
	Fujitsu General Ltd.	Household Durables		9,600	189,034
	Fujitsu Ltd.	IT Services		35,290	5,354,194
	Fukuoka Financial Group Inc.	Banks		28,800	563,305
	Fukuyama Transporting Co. Ltd.	Road & Rail		4,800	144,346
	Furukawa Electric Co. Ltd.	Electrical Equipment		9,600	172,108
	Fuyo General Lease Co. Ltd.	Diversified Financial Services		4,800	276,433
	GLP J-REIT	Equity Real Estate Investment Trusts (REITs	)	816	1,246,438
	GMO Internet Inc.	IT Services		9,600	221,621
	GMO Payment Gateway Inc.	IT Services		7,780	806,364
	Goldwin Inc.	Textiles, Apparel & Luxury Goods		6,720	343,820
	GS Yuasa Corp.	Electrical Equipment		14,400	277,738
	GungHo Online Entertainment Inc.	Entertainment		4,800	102,980
	Hachijuni Bank Ltd.	Banks		86,400	289,720
	Hakuhodo DY Holdings Inc.	Media		43,200	549,899
	Hamamatsu Photonics K.K.	Electronic Equipment, Instruments & Components		24,000	1,295,160
	Hankyu Hanshin Holdings Inc.	Road & Rail		43,200	1,261,743
	Haseko Corp.	Household Durables		48,000	556,424
	Heiwa Corp.	Leisure Products		9,600	144,109
	Hikari Tsushin Inc.	Specialty Retail		4,320	497,223
	Hino Motors Ltd.	Machinery		52,800	313,211
	Hirogin Holdings Inc.	Banks		57,600	307,516

franklintempleton.com	Annual Report	259

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Hirose Electric Co. Ltd.	Electronic Equipment, Instruments & Components		6,240	$918,199
	Hisamitsu Pharmaceutical Co. Inc.	Pharmaceuticals		14,400	434,225
	Hitachi Construction Machinery Co. Ltd.	Machinery		19,200	505,409
	Hitachi Ltd.	Industrial Conglomerates		177,600	9,020,836
a	Hitachi Metals Ltd.	Metals & Mining		38,400	645,721
	Hitachi Transport System Ltd.	Road & Rail		4,800	265,755
	Honda Motor Co. Ltd.	Automobiles		326,400	9,377,193
	HORIBA Ltd.	Electronic Equipment, Instruments & Components		7,300	402,966
	Hoshizaki Corp.	Machinery		9,600	665,178
	House Foods Group Inc.	Food Products		14,400	343,346
	Hoya Corp.	Health Care Equipment & Supplies		67,860	7,844,085
	Ibiden Co. Ltd.	Electronic Equipment, Instruments & Components		19,200	957,034
	Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels		43,200	1,201,236
	IHI Corp.	Machinery		24,000	583,316
	Iida Group Holdings Co. Ltd.	Household Durables		28,800	501,850
	Industrial & Infrastructure Fund Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	384	584,977
	Information Services International-Dentsu Ltd.	IT Services		4,800	154,628
	INFRONEER Holdings Inc.	Construction & Engineering		48,000	412,078
	INPEX Corp.	Oil, Gas & Consumable Fuels		163,200	1,936,214
	Internet Initiative Japan Inc.	Diversified Telecommunication Services		9,600	324,680
	Isetan Mitsukoshi Holdings Ltd.	Multiline Retail		67,200	535,385
	Isuzu Motors Ltd.	Automobiles		96,000	1,256,008
	Ito En Ltd.	Beverages		9,600	475,353
	ITOCHU Corp.	Trading Companies & Distributors		259,200	8,849,638
	ITOCHU Techno-Solutions Corp.	IT Services		19,200	496,709
	Itoham Yonekyu Holdings Inc.	Food Products		24,000	128,330
	Iwatani Corp.	Oil, Gas & Consumable Fuels		9,600	408,915
	Izumi Co. Ltd.	Multiline Retail		9,600	254,682
	J Front Retailing Co. Ltd.	Multiline Retail		48,000	394,282
a	Japan Airlines Co. Ltd.	Airlines		27,360	516,205
a	Japan Airport Terminal Co. Ltd.	Transportation Infrastructure		9,600	442,134
	Japan Aviatn Elect	Electronic Equipment, Instruments & Components		9,600	157,476
	Japan Exchange Group Inc.	Capital Markets		100,800	1,898,487
	Japan Hotel REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	864	443,478
	Japan Logistics Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	144	376,684
	Japan Post Bank Co. Ltd.	Banks		76,800	623,259
	Japan Post Holdings Co. Ltd.	Insurance		422,400	3,126,543
	Japan Post Insurance Co. Ltd.	Insurance		38,400	675,777
	Japan Prime Realty Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	173	569,421
	Japan Real Estate Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	240	1,263,522
	Japan Retail Fund Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	1,296	1,099,798
	Japan Tobacco Inc.	Tobacco		225,600	3,880,041
	JCR Pharmaceuticals Co. Ltd.	Pharmaceuticals		9,600	178,515
	Jeol Ltd.	Health Care Equipment & Supplies		9,600	543,374
	JFE Holdings Inc.	Metals & Mining		96,000	1,362,785
	JGC Holdings Corp.	Construction & Engineering		43,200	521,069
	JSR Corp.	Chemicals		33,600	1,004,886
	JTEKT Corp.	Auto Components		43,200	343,109
	Justsystems Corp.	Software		4,800	228,976
	K’s Holdings Corp.	Specialty Retail		28,800	299,686
	Kadokawa Corp.	Media		19,200	509,364
	Kagome Co. Ltd.	Food Products		14,400	370,159
	Kajima Corp.	Construction & Engineering		81,600	1,002,394
	Kakaku.com Inc.	Interactive Media & Services		24,000	545,153
	Kaken Pharmaceutical Co. Ltd.	Pharmaceuticals		4,800	153,837
	Kamigumi Co. Ltd.	Transportation Infrastructure		19,200	348,012
	Kandenko Co. Ltd.	Construction & Engineering		19,200	131,928

260	Annual Report	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin FTSE Japan ETF (continued)

	Industry		Shares	Value
Common Stocks (continued)
Japan (continued)
Kaneka Corp.	Chemicals		9,600	$280,387
Kansai Electric Power Co. Inc.	Electric Utilities		139,200	1,317,741
Kansai Paint Co. Ltd.	Chemicals		38,400	624,208
KAO Corp.	Personal Products		86,400	3,577,013
Katitas Co. Ltd.	Real Estate Management & Development		9,600	267,337
Kawasaki Heavy Industries Ltd.	Machinery		28,800	528,188
Kawasaki Kisen Kaisha Ltd.	Marine		14,400	951,497
KDDI Corp.	Wireless Telecommunication Services		316,862	10,455,467
Keihan Holdings Co. Ltd.	Industrial Conglomerates		19,200	476,144
Keikyu Corp.	Road & Rail		48,000	495,918
Keio Corp.	Road & Rail		22,080	870,466
Keisei Electric Railway Co. Ltd.	Road & Rail		24,000	675,263
Kenedix Office Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	73	439,654
Kewpie Corp.	Food Products		19,200	370,475
Keyence Corp.	Electronic Equipment, Instruments & Components		34,340	16,197,446
Kikkoman Corp.	Food Products		33,600	2,250,612
Kinden Corp.	Construction & Engineering		24,000	312,025
Kintetsu Group Holdings Co. Ltd.	Road & Rail		33,600	970,282
Kirin Holdings Co. Ltd.	Beverages		144,000	2,169,936
Kobayashi Pharmaceutical Co. Ltd.	Personal Products		11,520	932,040
Kobe Bussan Co. Ltd.	Food & Staples Retailing		24,000	746,447
Kobe Steel Ltd.	Metals & Mining		62,400	303,839
Koei Tecmo Holdings Co. Ltd.	Entertainment		14,400	476,342
Koito Manufacturing Co. Ltd.	Auto Components		22,080	905,030
Kokuyo Co. Ltd.	Commercial Services & Supplies		14,400	191,605
Komatsu Ltd.	Machinery		172,800	4,189,911
Konami Holdings Corp.	Entertainment		19,200	1,225,953
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals		86,400	367,311
Kose Corp.	Personal Products		5,540	588,347
Kotobuki Spirits Co. Ltd.	Food Products		4,800	257,846
Kubota Corp.	Machinery		206,400	3,916,286
Kuraray Co. Ltd.	Chemicals		67,200	585,214
Kurita Water Industries Ltd.	Machinery		19,200	718,962
Kusuri No Aoki Holdings Co. Ltd.	Food & Staples Retailing		3,180	178,159
Kyocera Corp.	Electronic Equipment, Instruments & Components		58,300	3,305,628
Kyowa Exeo Corp.	Construction & Engineering		19,200	357,662
Kyowa Kirin Co. Ltd.	Pharmaceuticals		48,000	1,126,295
Kyudenko Corp.	Construction & Engineering		9,600	226,683
Kyushu Electric Power Co. Inc.	Electric Utilities		86,400	581,576
Kyushu Financial Group Inc.	Banks		72,000	237,874
Kyushu Railway Co.	Road & Rail		28,800	594,864
LaSalle Logiport REIT	Equity Real Estate Investment Trusts (REITs	)	336	485,003
Lasertec Corp.	Semiconductors & Semiconductor Equipment		14,400	2,465,944
Lawson Inc.	Food & Staples Retailing		9,600	369,763
LINTEC Corp.	Chemicals		9,600	192,277
Lion Corp.	Household Products		48,000	538,628
LIXIL Group Corp.	Building Products		48,000	905,623
M3 Inc.	Health Care Technology		80,468	2,962,814
Mabuchi Motor Co. Ltd.	Electrical Equipment		9,600	302,533
Makita Corp.	Machinery		48,000	1,556,169
Mani Inc.	Health Care Equipment & Supplies		9,600	116,110
Marubeni Corp.	Trading Companies & Distributors		297,600	3,496,417
Marui Group Co. Ltd.	Multiline Retail		38,400	711,843
Maruichi Steel Tube Ltd.	Metals & Mining		9,600	218,299
Maruwa Unyu Kikan Co. Ltd.	Air Freight & Logistics		9,600	88,822
Matsui Securities Co. Ltd.	Capital Markets		19,200	127,657
Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing		24,000	857,178

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Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Mazda Motor Corp.	Automobiles		110,400	$826,806
	Mebuki Financial Group Inc.	Banks		172,800	364,464
	Medipal Holdings Corp.	Health Care Providers & Services		28,800	478,122
	Meiji Holdings Co. Ltd.	Food Products		24,000	1,307,024
	Menicon Co. Ltd.	Health Care Equipment & Supplies		9,600	232,298
	Minebea Mitsumi Inc.	Machinery		76,800	1,704,628
	Miraca Holdings Inc.	Health Care Providers & Services		9,600	229,767
	MISUMI Group Inc.	Machinery		52,800	1,594,332
	Mitsubishi Chemical Holdings Corp.	Chemicals		244,800	1,648,001
	Mitsubishi Corp.	Trading Companies & Distributors		225,600	8,551,890
	Mitsubishi Electric Corp.	Electrical Equipment		369,600	4,293,602
	Mitsubishi Estate Co. Ltd.	Real Estate Management & Development		216,000	3,237,108
	Mitsubishi Gas Chemical Co. Inc.	Chemicals		33,600	576,079
	Mitsubishi Heavy Industries Ltd.	Machinery		52,800	1,748,762
	Mitsubishi Logistics Corp.	Transportation Infrastructure		14,400	360,667
	Mitsubishi Materials Corp.	Metals & Mining		24,000	423,745
a	Mitsubishi Motors Corp.	Automobiles		120,000	327,250
	Mitsubishi UFJ Financial Group Inc.	Banks		2,323,200	14,552,659
	Mitsubishi UFJ Lease & Finance Co. Ltd.	Diversified Financial Services		120,660	566,642
	Mitsui & Co. Ltd.	Trading Companies & Distributors		297,600	8,159,941
	Mitsui Chemicals Inc.	Chemicals		33,600	855,399
	Mitsui Fudosan Co. Ltd.	Real Estate Management & Development		172,800	3,730,060
	Mitsui Fudosan Logistics Park Inc.	Equity Real Estate Investment Trusts (REITs	)	96	454,789
	Mitsui High-Tec Inc.	Semiconductors & Semiconductor Equipment		4,800	492,358
	Mitsui Mining and Smelting Co. Ltd.	Metals & Mining		9,600	265,359
	Mitsui O.S.K. Lines Ltd.	Marine		57,600	1,623,003
	Miura Co. Ltd.	Machinery		19,200	480,099
	Mizuho Financial Group Inc.	Banks		480,000	6,196,993
a	Money Forward Inc.	Software		9,600	434,225
	Monotaro Co. Ltd.	Trading Companies & Distributors		45,120	979,164
	Mori Hills REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	288	358,532
	Morinaga & Co. Ltd.	Food Products		9,600	301,347
	Morinaga Milk Industry Co. Ltd.	Food Products		9,600	413,660
	MS&AD Insurance Group Holdings Inc.	Insurance		88,320	2,894,640
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components		108,960	7,286,742
	Nabtesco Corp.	Machinery		19,200	515,691
	Nagase & Co. Ltd.	Trading Companies & Distributors		19,200	288,059
	Nagoya Railroad Co. Ltd.	Road & Rail		38,400	686,533
	Nankai Electric Railway Co. Ltd.	Road & Rail		19,200	373,797
	NEC Corp.	IT Services		48,000	2,036,663
	NEC System Integration & Construction Ltd.	IT Services		14,400	211,892
	Net One Systems Co. Ltd.	IT Services		14,400	339,431
	Nexon Co. Ltd.	Entertainment		79,200	1,913,198
	NGK Insulators Ltd.	Machinery		48,000	693,256
	NGK Spark Plug Co. Ltd.	Auto Components		38,400	625,473
	NH Foods Ltd.	Food Products		19,200	656,478
	NHK Spring Co. Ltd.	Auto Components		28,800	209,994
	Nichirei Corp.	Food Products		19,200	374,746
	Nidec Corp.	Electrical Equipment		88,520	7,109,314
	Nifco Inc.	Auto Components		14,400	331,007
	Nihon Kohden Corp.	Health Care Equipment & Supplies		14,400	350,108
	Nihon M&A Center Inc.	Professional Services		50,880	723,953
	Nihon Unisys Ltd.	IT Services		9,600	246,377
	Nikon Corp.	Household Durables		62,400	675,539
	Nintendo Co. Ltd.	Entertainment		20,034	10,179,170
	Nippon Accommodations Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	96	506,200
	Nippon Building Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	288	1,641,986

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Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Nippon Electric Glass Co. Ltd.	Electronic Equipment, Instruments & Components		14,400	$322,228
	Nippon Express Co. Ltd.	Road & Rail		14,400	998,954
	Nippon Kayaku Co. Ltd.	Chemicals		33,600	321,397
	Nippon Paint Holdings Co. Ltd.	Chemicals		192,000	1,711,588
	Nippon Prologis REIT Inc.	Equity Real Estate Investment Trusts (REITs	)	432	1,268,861
	Nippon Sanso Holdings Corp.	Chemicals		28,800	553,102
	Nippon Shinyaku Co. Ltd.	Pharmaceuticals		9,600	658,851
	Nippon Shobukai Co. Ltd.	Chemicals		4,800	210,785
	Nippon Steel Corp.	Metals & Mining		153,600	2,747,399
	Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services		225,600	6,589,100
	Nippon Television Holdings Inc.	Media		4,800	50,383
	Nippon Yusen KK	Marine		28,800	2,553,145
	Nipro Corp.	Health Care Equipment & Supplies		19,200	161,984
	Nishi-Nippon Railroad Co. Ltd.	Road & Rail		14,400	318,313
	Nissan Chemical Corp.	Chemicals		25,640	1,527,310
a	Nissan Motor Co. Ltd.	Automobiles		364,800	1,646,446
	Nisshin Seifun Group Inc.	Food Products		48,000	674,669
	Nissin Foods Holdings Co. Ltd.	Food Products		14,400	1,016,750
	Nitori Holdings Co. Ltd.	Specialty Retail		14,400	1,822,319
	Nitto Denko Corp.	Chemicals		28,800	2,092,820
	Noevir Holdings Co. Ltd.	Personal Products		4,800	195,559
	NOF Corp.	Chemicals		14,400	595,576
	NOK Corp.	Auto Components		19,200	181,441
	Nomura Holdings Inc.	Capital Markets		566,400	2,404,196
	Nomura Real Estate Holdings Inc.	Real Estate Management & Development		19,200	463,964
	Nomura Real Estate Master Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	864	1,147,492
	Nomura Research Institute Ltd.	IT Services		48,860	1,618,267
	NS Solutions Corp.	IT Services		4,800	145,532
	NSK Ltd.	Machinery		81,600	494,810
	NTT Data Corp.	IT Services		120,000	2,390,608
	Obayashi Corp.	Construction & Engineering		129,600	960,989
	OBIC Business Consultants Co. Ltd.	Software		4,800	168,865
	OBIC Co. Ltd.	IT Services		12,960	1,966,823
	Odakyu Electric Railway Co. Ltd.	Road & Rail		57,600	966,683
	Oji Holdings Corp.	Paper & Forest Products		168,000	840,173
	Okuma Corp.	Machinery		4,800	201,689
	Olympus Corp.	Health Care Equipment & Supplies		201,600	3,885,004
	Omron Corp.	Electronic Equipment, Instruments & Components		35,280	2,387,559
	Ono Pharmaceutical Co. Ltd.	Pharmaceuticals		81,600	2,061,261
	Open House Co. Ltd.	Household Durables		14,400	643,032
	Oracle Corp. Japan	Software		6,480	453,800
	Orient Corp.	Consumer Finance		105,600	107,884
	Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure		35,660	6,907,243
	ORIX Corp.	Diversified Financial Services		230,400	4,645,965
	ORIX JREIT Inc.	Equity Real Estate Investment Trusts (REITs	)	528	719,081
	Osaka Gas Co. Ltd.	Gas Utilities		76,800	1,323,712
	OSG Corp.	Machinery		14,400	222,926
	Otsuka Corp.	IT Services		19,200	687,324
	Otsuka Holdings Co. Ltd.	Pharmaceuticals		81,600	2,845,159
	Paltac Corp.	Distributors		4,800	179,938
	Pan Pacific International Holdings Corp.	Multiline Retail		76,800	1,242,721
	Panasonic Corp.	Household Durables		403,200	3,948,121
a	Park24 Co. Ltd.	Commercial Services & Supplies		19,200	318,431
	Penta-Ocean Construction Co. Ltd.	Construction & Engineering		52,800	266,664
a	PeptiDream Inc.	Biotechnology		16,100	289,966
	Persol Holdings Co. Ltd.	Professional Services		33,600	765,153
	Pigeon Corp.	Household Products		19,200	340,578

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Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Pola Orbis Holdings Inc.	Personal Products		14,400	$189,706
	Rakus Co. Ltd.	Software		19,200	264,015
	Rakuten Inc.	Internet & Direct Marketing Retail		153,600	1,223,738
	Recruit Holdings Co. Ltd.	Professional Services		273,600	12,204,082
	Relo Group Inc.	Real Estate Management & Development		19,200	289,958
a	Renesas Electronics Corp.	Semiconductors & Semiconductor Equipment		187,200	2,208,613
	Rengo Co. Ltd.	Containers & Packaging		38,400	247,405
a	RENOVA Inc.	Independent Power and Renewable Electricity Producers		9,600	135,646
	Resona Holdings Inc.	Banks		412,800	1,782,480
	Resorttrust Inc.	Hotels, Restaurants & Leisure		14,400	248,315
	Ricoh Co. Ltd.	Technology Hardware, Storage & Peripherals		115,200	1,007,970
	Rinnai Corp.	Household Durables		6,680	504,681
	Rohm Co. Ltd.	Semiconductors & Semiconductor Equipment		15,840	1,251,539
	Rohto Pharmaceutical Co. Ltd.	Personal Products		19,200	584,503
	Ryohin Keikaku Co. Ltd.	Multiline Retail		43,200	509,324
	Sankyo Co. Ltd.	Leisure Products		9,600	268,523
	Sankyu Inc.	Road & Rail		9,600	315,584
a	Sansan Inc.	Software		14,400	165,029
	Santen Pharmaceutical Co. Ltd.	Pharmaceuticals		67,200	679,336
	Sanwa Holdings Corp.	Building Products		38,400	393,570
	Sapporo Holdings Ltd.	Beverages		9,600	182,469
	Sawai Group Holdings Co. Ltd.	Pharmaceuticals		4,800	176,379
	SBI Holdings Inc.	Capital Markets		43,200	1,103,357
	SCREEN Holdings Co. Ltd.	Semiconductors & Semiconductor Equipment		7,400	753,565
	SCSK Corp.	IT Services		24,000	415,440
	Secom Co. Ltd.	Commercial Services & Supplies		38,400	2,805,612
	Sega Sammy Holdings Inc.	Leisure Products		38,400	668,500
	Seibu Holdings Inc.	Road & Rail		38,400	402,429
	Seiko Epson Corp.	Technology Hardware, Storage & Peripherals		52,800	800,863
	Seino Holdings Co. Ltd.	Road & Rail		24,000	220,276
	Sekisui Chemical Co. Ltd.	Household Durables		62,400	904,318
	Sekisui House Ltd.	Household Durables		110,400	2,156,609
	Sekisui House Reit Inc.	Equity Real Estate Investment Trusts (REITs	)	768	510,629
	Seven & i Holdings Co. Ltd.	Food & Staples Retailing		144,000	6,896,577
	Seven Bank Ltd.	Banks		124,800	245,744
	SG Holdings Co. Ltd.	Air Freight & Logistics		81,600	1,554,350
	Sharp Corp.	Household Durables		38,400	363,515
a	SHIFT Inc.	IT Services		1,600	285,528
	Shikoku Electric Power Co. Inc.	Electric Utilities		28,800	186,978
	Shimadzu Corp.	Electronic Equipment, Instruments & Components		52,800	1,842,290
	Shimamura Co. Ltd.	Specialty Retail		4,800	429,874
	SHIMANO Inc.	Leisure Products		14,968	3,472,083
	Shimizu Corp.	Construction & Engineering		100,800	610,406
	Shin-Etsu Chemical Co. Ltd.	Chemicals		75,920	11,753,135
	Shinko Electric Industries Co. Ltd.	Semiconductors & Semiconductor Equipment		14,400	694,047
a	Shinsei Bank Ltd.	Banks		9,600	176,933
	Shionogi & Co. Ltd.	Pharmaceuticals		52,800	3,275,666
	Ship Healthcare Holdings Inc.	Health Care Providers & Services		14,400	235,857
	Shiseido Co. Ltd.	Personal Products		73,900	3,785,872
	SHO-BOND Holdings Co. Ltd.	Construction & Engineering		9,600	421,570
a	Shochiku Co. Ltd.	Entertainment		1,680	169,972
	Shoei Co. Ltd.	Real Estate Management & Development		76,800	696,657
	Showa Denko K.K.	Chemicals		33,600	672,692
	Skylark Holdings Co. Ltd.	Hotels, Restaurants & Leisure		43,200	562,000
	SMC Corp.	Machinery		10,964	6,218,429
	SMS Co. Ltd.	Professional Services		9,600	268,523
	Softbank Corp.	Wireless Telecommunication Services		518,400	6,099,075

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Franklin FTSE Japan ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
Japan (continued)
SoftBank Group Corp.	Wireless Telecommunication Services	249,600	$11,431,731
Sohgo Security Services Co. Ltd.	Commercial Services & Supplies	14,400	474,562
Sojitz Corp.	Trading Companies & Distributors	45,420	754,786
Sompo Holdings Inc.	Insurance	62,400	2,766,421
Sony Corp.	Household Durables	235,200	24,668,144
Sotetsu Holdings Inc.	Road & Rail	14,400	271,806
Square Enix Holdings Co. Ltd.	Entertainment	14,400	644,218
Stanley Electric Co. Ltd.	Auto Components	28,800	551,441
Subaru Corp.	Automobiles	115,200	1,848,895
Sugi Pharmacy Co. Ltd.	Food & Staples Retailing	6,760	336,956
Sumco Corp.	Semiconductors & Semiconductor Equipment	52,800	881,776
Sumitomo Bakelite Co. Ltd.	Chemicals	4,800	197,339
Sumitomo Chemical Co. Ltd.	Chemicals	288,000	1,333,520
Sumitomo Corp.	Trading Companies & Distributors	211,200	3,687,191
Sumitomo Dainippon Pharma Co. Ltd.	Pharmaceuticals	28,800	286,636
Sumitomo Electric Industries Ltd.	Auto Components	144,000	1,734,525
Sumitomo Forestry Co. Ltd.	Household Durables	24,000	428,688
Sumitomo Heavy Industries Ltd.	Machinery	19,200	445,772
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	43,200	2,193,546
Sumitomo Mitsui Financial Group Inc.	Banks	244,800	7,879,988
Sumitomo Realty & Development Co. Ltd.	Real Estate Management & Development	76,800	2,144,389
Sumitomo Rubber Industries Ltd.	Auto Components	33,600	311,155
Sundrug Co. Ltd.	Food & Staples Retailing	12,960	317,660
Suntory Beverage & Food Ltd.	Beverages	24,000	921,442
Sushiro Global Holdings Ltd.	Hotels, Restaurants & Leisure	19,200	543,374
Suzuken Co. Ltd.	Health Care Providers & Services	14,400	430,665
Suzuki Motor Corp.	Automobiles	86,400	2,998,997
Sysmex Corp.	Health Care Equipment & Supplies	36,132	2,656,279
T&D Holdings Inc.	Insurance	100,800	1,387,739
Taiheiyo Cement Corp.	Construction Materials	24,000	399,226
Taisei Corp.	Construction & Engineering	28,800	838,789
Taisho Pharmaceutical Holdings Co. Ltd.	Pharmaceuticals	8,160	381,864
Taiyo Yuden Co. Ltd.	Electronic Equipment, Instruments & Components	24,000	1,097,425
Takara Bio Inc.	Biotechnology	9,600	177,249
Takara Holdings Inc.	Beverages	33,600	304,788
Takashimaya Co. Ltd.	Multiline Retail	24,000	229,767
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	292,800	8,438,430
TBS Holdings Inc.	Media	4,800	70,670
TDK Corp.	Electronic Equipment, Instruments & Components	69,240	2,544,267
TechnoPro Holdings Inc.	Professional Services	20,280	556,395
Teijin Ltd.	Chemicals	33,600	377,317
Terumo Corp.	Health Care Equipment & Supplies	124,800	3,829,085
The Bank of Kyoto Ltd.	Banks	14,400	634,727
The Chiba Bank Ltd.	Banks	115,200	688,115
The Chugoku Bank Ltd.	Banks	33,600	242,225
The Chugoku Electric Power Co. Inc.	Electric Utilities	57,600	401,954
The Iyo Bank Ltd.	Banks	52,800	261,009
The Japan Steel Works Ltd.	Machinery	9,600	302,138
The Shizuoka Bank Ltd.	Banks	91,200	648,450
THK Co. Ltd.	Machinery	19,200	430,428
TIS Inc.	IT Services	43,200	1,023,987
Tobu Railway Co. Ltd.	Road & Rail	38,400	942,481
Toda Corp.	Construction & Engineering	43,200	263,738
Toho Co. Ltd.	Entertainment	19,200	733,199
Toho Gas Co. Ltd.	Gas Utilities	16,000	359,217
Tohoku Electric Power Co. Inc.	Electric Utilities	91,200	534,990
Tokai Carbon Co. Ltd.	Chemicals	38,400	364,147

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Franklin FTSE Japan ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Tokio Marine Holdings Inc.	Insurance		123,360	$7,244,573
	Tokyo Century Corp.	Diversified Financial Services		12,000	446,385
a	Tokyo Electric Power Co. Holdings Inc.	Electric Utilities		297,600	988,118
	Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment		28,100	14,643,254
	Tokyo Gas Co. Ltd.	Gas Utilities		81,600	1,500,566
	Tokyo Ohka Kogyo Co. Ltd.	Chemicals		7,200	436,597
	Tokyo Tatemono Co. Ltd.	Real Estate Management & Development		38,400	580,232
	TOKYU Corp.	Road & Rail		91,200	1,196,213
	Tokyu Fudosan Holdings Corp.	Real Estate Management & Development		115,200	639,710
	TOPPAN Inc.	Commercial Services & Supplies		52,800	942,243
	Toray Industries Inc.	Chemicals		288,000	1,515,752
	Toshiba Corp.	Industrial Conglomerates		81,600	3,126,179
	Toshiba Tec Corp.	Technology Hardware, Storage & Peripherals		4,800	194,373
	Tosoh Corp.	Chemicals		52,800	789,118
	TOTO Ltd.	Building Products		28,800	1,172,169
	Toyo Seikan Group Holdings Ltd.	Containers & Packaging		28,800	333,617
	Toyo Suisan Kaisha Ltd.	Food Products		19,200	691,279
	Toyo Tire Corp.	Auto Components		19,200	247,247
	Toyoda Gosei Co. Ltd.	Auto Components		14,400	240,366
	Toyota Boshoku Corp.	Auto Components		9,600	158,346
	Toyota Industries Corp.	Auto Components		28,800	2,009,771
	Toyota Motor Corp.	Automobiles		2,308,800	42,276,482
	Toyota Tsusho Corp.	Trading Companies & Distributors		43,200	1,800,964
	Trend Micro Inc.	Software		24,000	1,415,778
	TS TECH Co. Ltd.	Auto Components		19,200	217,508
	Tsumura & Co.	Pharmaceuticals		14,400	379,650
	Tsuruha Holdings Inc.	Food & Staples Retailing		6,890	440,506
	Ube Industries Ltd.	Chemicals		19,200	315,900
	Ulvac Inc.	Semiconductors & Semiconductor Equipment		9,600	498,290
	Unicharm Corp.	Household Products		72,000	2,585,771
	United Urban Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	576	667,709
	Ushio Inc.	Electrical Equipment		19,200	288,850
	USS Co. Ltd.	Specialty Retail		38,400	651,416
	Welcia Holdings Co. Ltd.	Food & Staples Retailing		19,200	475,353
	West Japan Railway Co.	Road & Rail		43,200	1,811,998
	Yakult Honsha Co. Ltd.	Food Products		24,000	1,289,228
a	Yamada Holdings Co. Ltd.	Specialty Retail		139,200	435,806
	Yamaguchi Financial Group Inc.	Banks		43,200	242,027
	Yamaha Corp.	Leisure Products		28,800	1,269,454
	Yamaha Motor Co. Ltd.	Automobiles		57,600	1,307,894
	Yamato Holdings Co. Ltd.	Air Freight & Logistics		62,400	1,178,852
	Yamato Kogyo Co. Ltd.	Metals & Mining		4,800	146,917
	Yamazaki Baking Co. Ltd.	Food Products		24,000	296,404
	Yaoko Co. Ltd.	Food & Staples Retailing		4,800	262,591
	YASKAWA Electric Corp.	Machinery		48,000	1,904,181
	Yokogawa Electric Corp.	Electronic Equipment, Instruments & Components		48,000	830,089
	Yokohama Rubber Co. Ltd.	Auto Components		19,200	267,653
	Z Holdings Corp.	Interactive Media & Services		494,400	2,184,932
	Zenkoku Hosho Co. Ltd.	Diversified Financial Services		9,600	372,531
	Zensho Holdings Co. Ltd.	Hotels, Restaurants & Leisure		19,200	452,574
	Zeon Corp.	Chemicals		28,800	323,651
	Zozo Inc.	Internet & Direct Marketing Retail		19,200	519,646

	Total Investments before Short Term Investments (Cost $825,353,088)				780,672,736

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Franklin FTSE Japan ETF (continued)

		Industry	Shares	Value
	Short Term Investment 0.0%†
	Money Market Funds 0.0%†
	United States 0.0%†
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	Money Market Funds	251,746	$251,746

	Total Investments (Cost $825,604,834) 98.9%			780,924,482
	Other Assets, less Liabilities 1.1%			8,712,805

	Net Assets 100.0%			$789,637,287

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

cSee Note 3(c) regarding investments in affiliated management investment companies.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
Nikkei 225 Mini	Long	35	$8,025,129	6/09/22	$147,742

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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Financial Highlights

Franklin FTSE Japan Hedged ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.70	$21.35		$23.12	$25.11	$25.91

Income from investment operations[b]:

Net investment income[c]	0.68	0.88		0.38	0.38	0.32

Net realized and unrealized gains (losses)	(0.08)	8.47		(2.15)	(1.11)	(1.11)

Total from investment operations	0.60	9.35		(1.77)	(0.73)	(0.79)

Less distributions from:

Net investment income	(0.40)	—		—	(0.01)	(0.01)

Net realized gains	—	—		—	(1.25)	— [d]

Total Distributions	(0.40)	—		—	(1.26)	(0.01)

Net asset value, end of year	$30.90	$30.70		$21.35	$23.12	$25.11

Total return[e]	1.93%	43.84%		(7.66)%	(2.59)%	(3.04)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	—%

Net investment income	2.22%	3.29%		1.59%	1.51%	3.10%

Supplemental data

Net assets, end of year (000’s)	$24,720	$24,563		$4,269	$13,870	$45,197

Portfolio turnover rate[g]	5.46% [h]	6.31%	[h]	10.06% [h]	19.78%	1.92%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	5.03%	6.31%	10.06%

268	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Japan Hedged ETF

		Industry		Shares	Value
	Common Stocks 99.2%
	Japan 99.2%
	ABC-Mart Inc.	Specialty Retail		136	$5,171
	Acom Co. Ltd.	Consumer Finance		2,200	5,782
	Activia Properties Inc.	Equity Real Estate Investment Trusts (REITs	)	4	13,973
	Advance Residence Investment	Equity Real Estate Investment Trusts (REITs	)	8	22,706
	Advantest Corp.	Semiconductors & Semiconductor Equipment		1,100	87,637
	AEON Co. Ltd.	Food & Staples Retailing		4,200	90,298
	AEON Financial Service Co. Ltd.	Consumer Finance		700	7,019
	AEON Mall Co. Ltd.	Real Estate Management & Development		600	8,043
	AEON REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	12	14,929
	AGC Inc.	Building Products		1,136	45,908
	Aica Kogyo Co. Ltd.	Building Products		272	6,698
	AIN Holdings Inc.	Food & Staples Retailing		136	7,126
	Air Water Inc.	Chemicals		1,000	14,171
	Aisin Seiki Co. Ltd.	Auto Components		1,056	36,498
	Ajinomoto Co. Inc.	Food Products		2,848	81,539
	Alfresa Holdings Corp.	Health Care Providers & Services		1,100	15,398
	Alps Alpine Co. Ltd.	Electronic Equipment, Instruments & Components		1,272	12,691
	Amada Co. Ltd.	Machinery		1,900	16,969
	Amano Corp.	Electronic Equipment, Instruments & Components		400	7,240
a	ANA Holdings Inc.	Airlines		900	19,027
	Anritsu Corp.	Electronic Equipment, Instruments & Components		813	10,402
	Aozora Bank Ltd.	Banks		700	14,931
	Ariake Japan Co. Ltd.	Food Products		96	4,105
	As One Corp.	Health Care Providers & Services		128	7,635
	Asahi Group Holdings Ltd.	Beverages		2,472	90,856
	Asahi Intecc Co. Ltd.	Health Care Equipment & Supplies		1,160	22,994
	Asahi Kasei Corp.	Chemicals		7,400	64,779
	Asics Corp.	Textiles, Apparel & Luxury Goods		1,000	19,559
	ASKUL Corp.	Internet & Direct Marketing Retail		272	3,595
	Astellas Pharma Inc.	Pharmaceuticals		11,100	174,765
	Azbil Corp.	Electronic Equipment, Instruments & Components		772	26,014
	Bandai Namco Holdings Inc.	Leisure Products		1,212	92,786
	BayCurrent Consulting Inc.	Professional Services		72	26,575
	Benefit One Inc.	Professional Services		372	7,938
	Benesse Holdings Inc.	Diversified Consumer Services		400	7,405
	BIC CAMERA Inc.	Specialty Retail		800	7,132
	Bridgestone Corp.	Auto Components		3,484	136,576
	Brother Industries Ltd.	Technology Hardware, Storage & Peripherals		1,300	23,960
	Calbee Inc.	Food Products		400	7,761
	CANON Inc.	Technology Hardware, Storage & Peripherals		5,900	145,489
	Canon Marketing Japan Inc.	Electronic Equipment, Instruments & Components		272	5,654
	Capcom Co. Ltd.	Entertainment		1,148	28,072
	Casio Computer Co. Ltd.	Household Durables		1,300	15,081
	Central Japan Railway Co.	Road & Rail		1,040	136,796
	Chubu Electric Power Co. Inc.	Electric Utilities		4,132	42,997
	Chugai Pharmaceutical Co. Ltd.	Pharmaceuticals		3,892	131,374
	Chuo Mitsui Trust Holdings Inc.	Banks		2,172	71,598
	Coca-Cola Bottlers Japan Holdings Inc.	Beverages		800	9,504
	COMSYS Holdings Corp.	Construction & Engineering		636	13,980
	Concordia Financial Group Ltd.	Banks		6,600	24,905
	Cosmo Energy Holdings Co. Ltd.	Oil, Gas & Consumable Fuels		420	9,101
	Cosmos Pharmaceutical Corp.	Food & Staples Retailing		97	11,852
	Credit Saison Co. Ltd.	Consumer Finance		1,000	10,735
	CyberAgent Inc.	Media		2,284	28,716
	Dai Nippon Printing Co. Ltd.	Commercial Services & Supplies		1,572	37,275
	Dai-ichi Life Holdings Inc.	Insurance		5,900	121,476
	Daicel Corp.	Chemicals		1,800	12,116
	Daido Steel Co. Ltd.	Metals & Mining		168	5,107

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Daifuku Co. Ltd.	Machinery		601	$43,525
	Daiichi Sankyo Co. Ltd.	Pharmaceuticals		11,200	247,300
	Daiichikosho Co. Ltd.	Entertainment		240	6,881
	Daikin Industries Ltd.	Building Products		1,612	297,631
	Daio Paper Corp.	Paper & Forest Products		500	6,521
	Daito Trust Construction Co. Ltd.	Real Estate Management & Development		344	36,816
	Daiwa House Industry Co. Ltd.	Real Estate Management & Development		3,772	99,478
	Daiwa House Residential Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	13	35,131
	Daiwa Office Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	2	12,474
	Daiwa Securities Group Inc.	Capital Markets		8,700	49,652
a	DeNA Co. Ltd.	Entertainment		536	8,214
	Denka Co. Ltd.	Chemicals		564	15,799
	Denso Corp.	Auto Components		2,700	174,847
	Dentsu Group Inc.	Media		1,300	53,767
	Descente Ltd.	Textiles, Apparel & Luxury Goods		200	5,100
	DIC Corp.	Chemicals		500	10,327
	Disco Corp.	Semiconductors & Semiconductor Equipment		152	43,080
	DMG Mori Co. Ltd.	Machinery		736	10,151
	Dowa Holdings Co. Ltd.	Metals & Mining		272	12,572
	East Japan Railway Co.	Road & Rail		2,180	127,702
	EBARA Corp.	Machinery		580	32,685
	Eisai Co. Ltd.	Pharmaceuticals		1,560	72,875
	Electric Power Development Co. Ltd.	Independent Power and Renewable Electricity Producers		1,000	14,402
	ENEOS Holdings Inc.	Oil, Gas & Consumable Fuels		17,800	67,167
	Ezaki Glico Co. Ltd.	Food Products		272	8,336
	Fancl Corp.	Personal Products		432	9,731
	FANUC Corp.	Machinery		1,180	210,431
	Fast Retailing Co. Ltd.	Specialty Retail		307	159,324
	FP Corp.	Containers & Packaging		272	6,535
	Fuji Electric Co. Ltd.	Electrical Equipment		772	39,180
	Fuji Kyuko Co. Ltd.	Hotels, Restaurants & Leisure		100	3,221
	Fuji Media Holdings Inc.	Media		272	2,629
	Fuji Oil Holdings Inc.	Food Products		272	4,437
	FUJIFILM Holdings Corp.	Technology Hardware, Storage & Peripherals		2,156	133,259
	Fujitsu General Ltd.	Household Durables		372	7,325
	Fujitsu Ltd.	IT Services		1,152	174,781
	Fukuoka Financial Group Inc.	Banks		1,000	19,559
	Fukuyama Transporting Co. Ltd.	Road & Rail		136	4,090
	Furukawa Electric Co. Ltd.	Electrical Equipment		312	5,593
	Fuyo General Lease Co. Ltd.	Diversified Financial Services		100	5,759
	GLP J-REIT	Equity Real Estate Investment Trusts (REITs	)	25	38,187
	GMO Internet Inc.	IT Services		300	6,926
	GMO Payment Gateway Inc.	IT Services		220	22,802
	Goldwin Inc.	Textiles, Apparel & Luxury Goods		176	9,005
	GS Yuasa Corp.	Electrical Equipment		400	7,715
	GungHo Online Entertainment Inc.	Entertainment		200	4,291
	Hachijuni Bank Ltd.	Banks		2,700	9,054
	Hakuhodo DY Holdings Inc.	Media		1,400	17,821
	Hamamatsu Photonics K.K.	Electronic Equipment, Instruments & Components		772	41,661
	Hankyu Hanshin Holdings Inc.	Road & Rail		1,300	37,969
	Haseko Corp.	Household Durables		1,600	18,547
	Heiwa Corp.	Leisure Products		272	4,083
	Hikari Tsushin Inc.	Specialty Retail		116	13,351
	Hino Motors Ltd.	Machinery		1,500	8,898
	Hirogin Holdings Inc.	Banks		1,800	9,610
	Hirose Electric Co. Ltd.	Electronic Equipment, Instruments & Components		180	26,486
	Hisamitsu Pharmaceutical Co. Inc.	Pharmaceuticals		400	12,062

270	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Hitachi Construction Machinery Co. Ltd.	Machinery		636	$16,742
	Hitachi Ltd.	Industrial Conglomerates		5,500	279,361
a	Hitachi Metals Ltd.	Metals & Mining		1,172	19,708
	Hitachi Transport System Ltd.	Road & Rail		208	11,516
	Honda Motor Co. Ltd.	Automobiles		10,200	293,037
	HORIBA Ltd.	Electronic Equipment, Instruments & Components		200	11,040
	Hoshizaki Corp.	Machinery		272	18,847
	House Foods Group Inc.	Food Products		400	9,537
	Hoya Corp.	Health Care Equipment & Supplies		2,100	242,744
	Ibiden Co. Ltd.	Electronic Equipment, Instruments & Components		636	31,702
	Idemitsu Kosan Co. Ltd.	Oil, Gas & Consumable Fuels		1,388	38,595
	IHI Corp.	Machinery		772	18,763
	Iida Group Holdings Co. Ltd.	Household Durables		800	13,940
	Industrial & Infrastructure Fund Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	12	18,281
	Information Services International-Dentsu Ltd.	IT Services		200	6,443
	INFRONEER Holdings Inc.	Construction & Engineering		1,692	14,526
	INPEX Corp.	Oil, Gas & Consumable Fuels		5,200	61,693
	Internet Initiative Japan Inc.	Diversified Telecommunication Services		400	13,528
	Isetan Mitsukoshi Holdings Ltd.	Multiline Retail		2,100	16,731
	Isuzu Motors Ltd.	Automobiles		3,000	39,250
	Ito En Ltd.	Beverages		372	18,420
	ITOCHU Corp.	Trading Companies & Distributors		8,112	276,961
	ITOCHU Techno-Solutions Corp.	IT Services		500	12,935
	Itoham Yonekyu Holdings Inc.	Food Products		1,100	5,882
	Iwatani Corp.	Oil, Gas & Consumable Fuels		300	12,779
	Izumi Co. Ltd.	Multiline Retail		208	5,518
	J Front Retailing Co. Ltd.	Multiline Retail		1,700	13,964
a	Japan Airlines Co. Ltd.	Airlines		900	16,980
a	Japan Airport Terminal Co. Ltd.	Transportation Infrastructure		280	12,896
	Japan Aviatn Elect	Electronic Equipment, Instruments & Components		272	4,462
	Japan Exchange Group Inc.	Capital Markets		3,172	59,742
	Japan Hotel REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	28	14,372
	Japan Logistics Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	5	13,079
	Japan Post Bank Co. Ltd.	Banks		2,400	19,477
	Japan Post Holdings Co. Ltd.	Insurance		13,300	98,445
	Japan Post Insurance Co. Ltd.	Insurance		1,196	21,048
	Japan Prime Realty Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	5	16,457
	Japan Real Estate Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	8	42,117
	Japan Retail Fund Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	41	34,793
	Japan Tobacco Inc.	Tobacco		7,100	122,111
	JCR Pharmaceuticals Co. Ltd.	Pharmaceuticals		300	5,579
	Jeol Ltd.	Health Care Equipment & Supplies		200	11,320
	JFE Holdings Inc.	Metals & Mining		3,000	42,587
	JGC Holdings Corp.	Construction & Engineering		1,200	14,474
	JSR Corp.	Chemicals		1,036	30,984
	JTEKT Corp.	Auto Components		1,600	12,708
	Justsystems Corp.	Software		200	9,541
	K’s Holdings Corp.	Specialty Retail		900	9,365
	Kadokawa Corp.	Media		600	15,918
	Kagome Co. Ltd.	Food Products		500	12,853
	Kajima Corp.	Construction & Engineering		2,600	31,939
	Kakaku.com Inc.	Interactive Media & Services		872	19,807
	Kaken Pharmaceutical Co. Ltd.	Pharmaceuticals		160	5,128
	Kamigumi Co. Ltd.	Transportation Infrastructure		536	9,715
	Kandenko Co. Ltd.	Construction & Engineering		600	4,123
	Kaneka Corp.	Chemicals		372	10,865
	Kansai Electric Power Co. Inc.	Electric Utilities		4,300	40,706
	Kansai Paint Co. Ltd.	Chemicals		1,088	17,686

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

	Industry		Shares	Value
Common Stocks (continued)
Japan (continued)
KAO Corp.	Personal Products		2,724	$112,775
Katitas Co. Ltd.	Real Estate Management & Development		300	8,354
Kawasaki Heavy Industries Ltd.	Machinery		800	14,672
Kawasaki Kisen Kaisha Ltd.	Marine		500	33,038
KDDI Corp.	Wireless Telecommunication Services		9,868	325,613
Keihan Holdings Co. Ltd.	Industrial Conglomerates		692	17,161
Keikyu Corp.	Road & Rail		1,700	17,564
Keio Corp.	Road & Rail		700	27,596
Keisei Electric Railway Co. Ltd.	Road & Rail		804	22,621
Kenedix Office Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	3	18,068
Kewpie Corp.	Food Products		636	12,272
Keyence Corp.	Electronic Equipment, Instruments & Components		1,076	507,526
Kikkoman Corp.	Food Products		1,136	76,092
Kinden Corp.	Construction & Engineering		672	8,737
Kintetsu Group Holdings Co. Ltd.	Road & Rail		1,096	31,650
Kirin Holdings Co. Ltd.	Beverages		4,600	69,317
Kobayashi Pharmaceutical Co. Ltd.	Personal Products		324	26,214
Kobe Bussan Co. Ltd.	Food & Staples Retailing		800	24,882
Kobe Steel Ltd.	Metals & Mining		2,400	11,686
Koei Tecmo Holdings Co. Ltd.	Entertainment		397	13,132
Koito Manufacturing Co. Ltd.	Auto Components		697	28,569
Kokuyo Co. Ltd.	Commercial Services & Supplies		500	6,653
Komatsu Ltd.	Machinery		5,516	133,747
Konami Holdings Corp.	Entertainment		576	36,779
Konica Minolta Inc.	Technology Hardware, Storage & Peripherals		2,800	11,904
Kose Corp.	Personal Products		156	16,567
Kotobuki Spirits Co. Ltd.	Food Products		100	5,372
Kubota Corp.	Machinery		6,500	123,333
Kuraray Co. Ltd.	Chemicals		2,100	18,288
Kurita Water Industries Ltd.	Machinery		636	23,816
Kusuri No Aoki Holdings Co. Ltd.	Food & Staples Retailing		80	4,482
Kyocera Corp.	Electronic Equipment, Instruments & Components		1,792	101,607
Kyowa Exeo Corp.	Construction & Engineering		636	11,848
Kyowa Kirin Co. Ltd.	Pharmaceuticals		1,500	35,197
Kyudenko Corp.	Construction & Engineering		280	6,612
Kyushu Electric Power Co. Inc.	Electric Utilities		2,900	19,520
Kyushu Financial Group Inc.	Banks		2,100	6,938
Kyushu Railway Co.	Road & Rail		900	18,589
LaSalle Logiport REIT	Equity Real Estate Investment Trusts (REITs	)	11	15,878
Lasertec Corp.	Semiconductors & Semiconductor Equipment		432	73,978
Lawson Inc.	Food & Staples Retailing		252	9,706
LINTEC Corp.	Chemicals		272	5,448
Lion Corp.	Household Products		1,500	16,832
LIXIL Group Corp.	Building Products		1,536	28,980
M3 Inc.	Health Care Technology		2,520	92,786
Mabuchi Motor Co. Ltd.	Electrical Equipment		272	8,572
Makita Corp.	Machinery		1,428	46,296
Mani Inc.	Health Care Equipment & Supplies		400	4,838
Marubeni Corp.	Trading Companies & Distributors		9,300	109,263
Marui Group Co. Ltd.	Multiline Retail		1,172	21,726
Maruichi Steel Tube Ltd.	Metals & Mining		312	7,095
Maruwa Unyu Kikan Co. Ltd.	Air Freight & Logistics		200	1,850
Matsui Securities Co. Ltd.	Capital Markets		600	3,989
Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing		800	28,573
Mazda Motor Corp.	Automobiles		3,500	26,212
Mebuki Financial Group Inc.	Banks		5,400	11,389
Medipal Holdings Corp.	Health Care Providers & Services		900	14,941
Meiji Holdings Co. Ltd.	Food Products		793	43,186

272	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Menicon Co. Ltd.	Health Care Equipment & Supplies		340	$8,227
	Minebea Mitsumi Inc.	Machinery		2,436	54,069
	Miraca Holdings Inc.	Health Care Providers & Services		272	6,510
	MISUMI Group Inc.	Machinery		1,680	50,729
	Mitsubishi Chemical Holdings Corp.	Chemicals		7,600	51,163
	Mitsubishi Corp.	Trading Companies & Distributors		7,073	268,118
	Mitsubishi Electric Corp.	Electrical Equipment		11,400	132,433
	Mitsubishi Estate Co. Ltd.	Real Estate Management & Development		6,801	101,924
	Mitsubishi Gas Chemical Co. Inc.	Chemicals		1,136	19,477
	Mitsubishi Heavy Industries Ltd.	Machinery		1,700	56,305
	Mitsubishi Logistics Corp.	Transportation Infrastructure		324	8,115
	Mitsubishi Materials Corp.	Metals & Mining		672	11,865
a	Mitsubishi Motors Corp.	Automobiles		3,900	10,636
	Mitsubishi UFJ Financial Group Inc.	Banks		73,100	457,903
	Mitsubishi UFJ Lease & Finance Co. Ltd.	Diversified Financial Services		3,889	18,263
	Mitsui & Co. Ltd.	Trading Companies & Distributors		9,400	257,740
	Mitsui Chemicals Inc.	Chemicals		1,036	26,375
	Mitsui Fudosan Co. Ltd.	Real Estate Management & Development		5,500	118,723
	Mitsui Fudosan Logistics Park Inc.	Equity Real Estate Investment Trusts (REITs	)	4	18,950
	Mitsui High-Tec Inc.	Semiconductors & Semiconductor Equipment		120	12,309
	Mitsui Mining and Smelting Co. Ltd.	Metals & Mining		372	10,283
	Mitsui O.S.K. Lines Ltd.	Marine		2,008	56,580
	Miura Co. Ltd.	Machinery		580	14,503
	Mizuho Financial Group Inc.	Banks		15,200	196,238
a	Money Forward Inc.	Software		300	13,569
	Monotaro Co. Ltd.	Trading Companies & Distributors		1,420	30,816
	Mori Hills REIT Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	9	11,204
	Morinaga & Co. Ltd.	Food Products		204	6,404
	Morinaga Milk Industry Co. Ltd.	Food Products		208	8,963
	MS&AD Insurance Group Holdings Inc.	Insurance		2,772	90,851
	Murata Manufacturing Co. Ltd.	Electronic Equipment, Instruments & Components		3,432	229,516
	Nabtesco Corp.	Machinery		676	18,157
	Nagase & Co. Ltd.	Trading Companies & Distributors		600	9,002
	Nagoya Railroad Co. Ltd.	Road & Rail		1,176	21,025
	Nankai Electric Railway Co. Ltd.	Road & Rail		636	12,382
	NEC Corp.	IT Services		1,560	66,192
	NEC System Integration & Construction Ltd.	IT Services		400	5,886
	Net One Systems Co. Ltd.	IT Services		500	11,786
	Nexon Co. Ltd.	Entertainment		2,472	59,715
	NGK Insulators Ltd.	Machinery		1,500	21,664
	NGK Spark Plug Co. Ltd.	Auto Components		1,200	19,546
	NH Foods Ltd.	Food Products		636	21,746
	NHK Spring Co. Ltd.	Auto Components		900	6,562
	Nichirei Corp.	Food Products		636	12,413
	Nidec Corp.	Electrical Equipment		2,789	223,993
	Nifco Inc.	Auto Components		500	11,493
	Nihon Kohden Corp.	Health Care Equipment & Supplies		400	9,725
	Nihon M&A Center Inc.	Professional Services		1,544	21,969
	Nihon Unisys Ltd.	IT Services		512	13,140
	Nikon Corp.	Household Durables		1,900	20,569
	Nintendo Co. Ltd.	Entertainment		627	318,575
	Nippon Accommodations Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	3	15,819
	Nippon Building Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	9	51,312
	Nippon Electric Glass Co. Ltd.	Electronic Equipment, Instruments & Components		500	11,188
	Nippon Express Co. Ltd.	Road & Rail		400	27,749
	Nippon Kayaku Co. Ltd.	Chemicals		900	8,609
	Nippon Paint Holdings Co. Ltd.	Chemicals		6,052	53,951
	Nippon Prologis REIT Inc.	Equity Real Estate Investment Trusts (REITs	)	14	41,120

franklintempleton.com	Annual Report	273

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SCHEDULE OF INVESTMENTS

Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Nippon Sanso Holdings Corp.	Chemicals		824	$15,825
	Nippon Shinyaku Co. Ltd.	Pharmaceuticals		296	20,315
	Nippon Shobukai Co. Ltd.	Chemicals		156	6,850
	Nippon Steel Corp.	Metals & Mining		4,900	87,645
	Nippon Telegraph & Telephone Corp.	Diversified Telecommunication Services		7,100	207,370
	Nippon Television Holdings Inc.	Media		100	1,050
	Nippon Yusen KK	Marine		1,000	88,651
	Nipro Corp.	Health Care Equipment & Supplies		1,000	8,437
	Nishi-Nippon Railroad Co. Ltd.	Road & Rail		400	8,842
	Nissan Chemical Corp.	Chemicals		812	48,369
a	Nissan Motor Co. Ltd.	Automobiles		11,500	51,903
	Nisshin Seifun Group Inc.	Food Products		1,500	21,083
	Nissin Foods Holdings Co. Ltd.	Food Products		452	31,915
	Nitori Holdings Co. Ltd.	Specialty Retail		401	50,747
	Nitto Denko Corp.	Chemicals		900	65,401
	Noevir Holdings Co. Ltd.	Personal Products		92	3,748
	NOF Corp.	Chemicals		400	16,544
	NOK Corp.	Auto Components		672	6,350
	Nomura Holdings Inc.	Capital Markets		17,900	75,980
	Nomura Real Estate Holdings Inc.	Real Estate Management & Development		600	14,499
	Nomura Real Estate Master Fund Inc.	Equity Real Estate Investment Trusts (REITs	)	27	35,859
	Nomura Research Institute Ltd.	IT Services		1,640	54,318
	NS Solutions Corp.	IT Services		136	4,123
	NSK Ltd.	Machinery		2,800	16,979
	NTT Data Corp.	IT Services		3,800	75,703
	Obayashi Corp.	Construction & Engineering		4,100	30,402
	OBIC Business Consultants Co. Ltd.	Software		284	9,991
	OBIC Co. Ltd.	IT Services		397	60,249
	Odakyu Electric Railway Co. Ltd.	Road & Rail		1,800	30,209
	Oji Holdings Corp.	Paper & Forest Products		5,200	26,005
	Okuma Corp.	Machinery		136	5,715
	Olympus Corp.	Health Care Equipment & Supplies		6,340	122,177
	Omron Corp.	Electronic Equipment, Instruments & Components		1,116	75,525
	Ono Pharmaceutical Co. Ltd.	Pharmaceuticals		2,504	63,252
	Open House Co. Ltd.	Household Durables		400	17,862
	Oracle Corp. Japan	Software		160	11,205
	Orient Corp.	Consumer Finance		3,600	3,678
	Oriental Land Co. Ltd.	Hotels, Restaurants & Leisure		1,152	223,139
	ORIX Corp.	Diversified Financial Services		7,200	145,186
	ORIX JREIT Inc.	Equity Real Estate Investment Trusts (REITs	)	16	21,790
	Osaka Gas Co. Ltd.	Gas Utilities		2,300	39,642
	OSG Corp.	Machinery		600	9,289
	Otsuka Corp.	IT Services		636	22,768
	Otsuka Holdings Co. Ltd.	Pharmaceuticals		2,504	87,307
	Paltac Corp.	Distributors		160	5,998
	Pan Pacific International Holdings Corp.	Multiline Retail		2,428	39,288
	Panasonic Corp.	Household Durables		12,700	124,358
a	Park24 Co. Ltd.	Commercial Services & Supplies		772	12,804
	Penta-Ocean Construction Co. Ltd.	Construction & Engineering		1,900	9,596
a	PeptiDream Inc.	Biotechnology		660	11,887
	Persol Holdings Co. Ltd.	Professional Services		1,000	22,772
	Pigeon Corp.	Household Products		636	11,282
	Pola Orbis Holdings Inc.	Personal Products		400	5,270
	Rakus Co. Ltd.	Software		600	8,250
	Rakuten Inc.	Internet & Direct Marketing Retail		4,800	38,242
	Recruit Holdings Co. Ltd.	Professional Services		8,576	382,537
	Relo Group Inc.	Real Estate Management & Development		536	8,095
a	Renesas Electronics Corp.	Semiconductors & Semiconductor Equipment		5,800	68,429

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Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Rengo Co. Ltd.	Containers & Packaging		1,500	$9,664
a	RENOVA Inc.	Independent Power and Renewable Electricity Producers		300	4,239
	Resona Holdings Inc.	Banks		13,036	56,290
	Resorttrust Inc.	Hotels, Restaurants & Leisure		400	6,898
	Ricoh Co. Ltd.	Technology Hardware, Storage & Peripherals		3,700	32,374
	Rinnai Corp.	Household Durables		188	14,204
	Rohm Co. Ltd.	Semiconductors & Semiconductor Equipment		536	42,350
	Rohto Pharmaceutical Co. Ltd.	Personal Products		536	16,317
	Ryohin Keikaku Co. Ltd.	Multiline Retail		1,400	16,506
	Sankyo Co. Ltd.	Leisure Products		272	7,608
	Sankyu Inc.	Road & Rail		272	8,942
a	Sansan Inc.	Software		440	5,043
	Santen Pharmaceutical Co. Ltd.	Pharmaceuticals		2,100	21,229
	Sanwa Holdings Corp.	Building Products		1,100	11,274
	Sapporo Holdings Ltd.	Beverages		400	7,603
	Sawai Group Holdings Co. Ltd.	Pharmaceuticals		188	6,908
	SBI Holdings Inc.	Capital Markets		1,412	36,063
	SCREEN Holdings Co. Ltd.	Semiconductors & Semiconductor Equipment		192	19,552
	SCSK Corp.	IT Services		672	11,632
	Secom Co. Ltd.	Commercial Services & Supplies		1,172	85,630
	Sega Sammy Holdings Inc.	Leisure Products		1,128	19,637
	Seibu Holdings Inc.	Road & Rail		1,200	12,576
	Seiko Epson Corp.	Technology Hardware, Storage & Peripherals		1,500	22,752
	Seino Holdings Co. Ltd.	Road & Rail		800	7,343
	Sekisui Chemical Co. Ltd.	Household Durables		2,000	28,985
	Sekisui House Ltd.	Household Durables		3,400	66,417
	Sekisui House Reit Inc.	Equity Real Estate Investment Trusts (REITs	)	25	16,622
	Seven & i Holdings Co. Ltd.	Food & Staples Retailing		4,600	220,307
	Seven Bank Ltd.	Banks		4,300	8,467
	SG Holdings Co. Ltd.	Air Freight & Logistics		2,544	48,459
	Sharp Corp.	Household Durables		1,200	11,360
a	SHIFT Inc.	IT Services		60	10,707
	Shikoku Electric Power Co. Inc.	Electric Utilities		800	5,194
	Shimadzu Corp.	Electronic Equipment, Instruments & Components		1,600	55,827
	Shimamura Co. Ltd.	Specialty Retail		116	10,389
	SHIMANO Inc.	Leisure Products		440	102,065
	Shimizu Corp.	Construction & Engineering		3,200	19,378
	Shin-Etsu Chemical Co. Ltd.	Chemicals		2,370	366,898
	Shinko Electric Industries Co. Ltd.	Semiconductors & Semiconductor Equipment		400	19,279
a	Shinsei Bank Ltd.	Banks		400	7,372
	Shionogi & Co. Ltd.	Pharmaceuticals		1,612	100,007
	Ship Healthcare Holdings Inc.	Health Care Providers & Services		500	8,189
	Shiseido Co. Ltd.	Personal Products		2,308	118,238
	SHO-BOND Holdings Co. Ltd.	Construction & Engineering		240	10,539
a	Shochiku Co. Ltd.	Entertainment		56	5,666
	Shoei Co. Ltd.	Real Estate Management & Development		2,400	21,771
	Showa Denko K.K.	Chemicals		1,052	21,062
	Skylark Holdings Co. Ltd.	Hotels, Restaurants & Leisure		1,300	16,912
	SMC Corp.	Machinery		340	192,837
	SMS Co. Ltd.	Professional Services		280	7,832
	Softbank Corp.	Wireless Telecommunication Services		16,300	191,773
	SoftBank Group Corp.	Wireless Telecommunication Services		7,860	359,990
	Sohgo Security Services Co. Ltd.	Commercial Services & Supplies		428	14,105
	Sojitz Corp.	Trading Companies & Distributors		1,400	23,265
	Sompo Holdings Inc.	Insurance		1,936	85,830
	Sony Corp.	Household Durables		7,400	776,124
	Sotetsu Holdings Inc.	Road & Rail		500	9,438
	Square Enix Holdings Co. Ltd.	Entertainment		500	22,369

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Franklin FTSE Japan Hedged ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Stanley Electric Co. Ltd.	Auto Components	816	$15,624
	Subaru Corp.	Automobiles	3,600	57,778
	Sugi Pharmacy Co. Ltd.	Food & Staples Retailing	184	9,172
	Sumco Corp.	Semiconductors & Semiconductor Equipment	1,700	28,391
	Sumitomo Bakelite Co. Ltd.	Chemicals	236	9,702
	Sumitomo Chemical Co. Ltd.	Chemicals	8,800	40,746
	Sumitomo Corp.	Trading Companies & Distributors	6,700	116,971
	Sumitomo Dainippon Pharma Co. Ltd.	Pharmaceuticals	1,000	9,953
	Sumitomo Electric Industries Ltd.	Auto Components	4,500	54,204
	Sumitomo Forestry Co. Ltd.	Household Durables	900	16,076
	Sumitomo Heavy Industries Ltd.	Machinery	636	14,766
	Sumitomo Metal Mining Co. Ltd.	Metals & Mining	1,400	71,087
	Sumitomo Mitsui Financial Group Inc.	Banks	7,788	250,692
	Sumitomo Realty & Development Co. Ltd.	Real Estate Management & Development	2,300	64,220
	Sumitomo Rubber Industries Ltd.	Auto Components	1,000	9,261
	Sundrug Co. Ltd.	Food & Staples Retailing	440	10,785
	Suntory Beverage & Food Ltd.	Beverages	740	28,411
	Sushiro Global Holdings Ltd.	Hotels, Restaurants & Leisure	560	15,848
	Suzuken Co. Ltd.	Health Care Providers & Services	400	11,963
	Suzuki Motor Corp.	Automobiles	2,732	94,829
	Sysmex Corp.	Health Care Equipment & Supplies	1,180	86,749
	T&D Holdings Inc.	Insurance	3,100	42,678
	Taiheiyo Cement Corp.	Construction Materials	800	13,308
	Taisei Corp.	Construction & Engineering	940	27,377
	Taisho Pharmaceutical Holdings Co. Ltd.	Pharmaceuticals	316	14,788
	Taiyo Yuden Co. Ltd.	Electronic Equipment, Instruments & Components	741	33,883
	Takara Bio Inc.	Biotechnology	272	5,022
	Takara Holdings Inc.	Beverages	1,000	9,071
	Takashimaya Co. Ltd.	Multiline Retail	800	7,659
	Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	9,192	264,911
	TBS Holdings Inc.	Media	172	2,532
	TDK Corp.	Electronic Equipment, Instruments & Components	2,156	79,224
	TechnoPro Holdings Inc.	Professional Services	628	17,230
	Teijin Ltd.	Chemicals	1,100	12,353
	Terumo Corp.	Health Care Equipment & Supplies	3,960	121,500
	The Bank of Kyoto Ltd.	Banks	400	17,631
	The Chiba Bank Ltd.	Banks	3,700	22,101
	The Chugoku Bank Ltd.	Banks	1,000	7,209
	The Chugoku Electric Power Co. Inc.	Electric Utilities	1,800	12,561
	The Iyo Bank Ltd.	Banks	1,900	9,392
	The Japan Steel Works Ltd.	Machinery	400	12,589
	The Shizuoka Bank Ltd.	Banks	2,900	20,620
	THK Co. Ltd.	Machinery	680	15,244
	TIS Inc.	IT Services	1,400	33,185
	Tobu Railway Co. Ltd.	Road & Rail	1,272	31,220
	Toda Corp.	Construction & Engineering	1,600	9,768
	Toho Co. Ltd.	Entertainment	660	25,204
	Toho Gas Co. Ltd.	Gas Utilities	565	12,685
	Tohoku Electric Power Co. Inc.	Electric Utilities	2,800	16,425
	Tokai Carbon Co. Ltd.	Chemicals	1,100	10,431
	Tokio Marine Holdings Inc.	Insurance	3,764	221,049
	Tokyo Century Corp.	Diversified Financial Services	332	12,350
a	Tokyo Electric Power Co. Holdings Inc.	Electric Utilities	9,600	31,875
	Tokyo Electron Ltd.	Semiconductors & Semiconductor Equipment	883	460,142
	Tokyo Gas Co. Ltd.	Gas Utilities	2,497	45,918
	Tokyo Ohka Kogyo Co. Ltd.	Chemicals	192	11,643
	Tokyo Tatemono Co. Ltd.	Real Estate Management & Development	1,072	16,198
	TOKYU Corp.	Road & Rail	2,900	38,037

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Franklin FTSE Japan Hedged ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Japan (continued)
	Tokyu Fudosan Holdings Corp.	Real Estate Management & Development		3,700	$20,546
	TOPPAN Inc.	Commercial Services & Supplies		1,700	30,337
	Toray Industries Inc.	Chemicals		8,800	46,315
	Toshiba Corp.	Industrial Conglomerates		2,480	95,011
	Toshiba Tec Corp.	Technology Hardware, Storage & Peripherals		120	4,859
	Tosoh Corp.	Chemicals		1,672	24,989
	TOTO Ltd.	Building Products		856	34,839
	Toyo Seikan Group Holdings Ltd.	Containers & Packaging		800	9,267
	Toyo Suisan Kaisha Ltd.	Food Products		573	20,630
	Toyo Tire Corp.	Auto Components		636	8,190
	Toyoda Gosei Co. Ltd.	Auto Components		400	6,677
	Toyota Boshoku Corp.	Auto Components		400	6,598
	Toyota Industries Corp.	Auto Components		1,000	69,784
	Toyota Motor Corp.	Automobiles		72,709	1,331,376
	Toyota Tsusho Corp.	Trading Companies & Distributors		1,300	54,196
	Trend Micro Inc.	Software		708	41,765
	TS TECH Co. Ltd.	Auto Components		600	6,797
	Tsumura & Co.	Pharmaceuticals		400	10,546
	Tsuruha Holdings Inc.	Food & Staples Retailing		196	12,531
	Ube Industries Ltd.	Chemicals		536	8,819
	Ulvac Inc.	Semiconductors & Semiconductor Equipment		272	14,118
	Unicharm Corp.	Household Products		2,300	82,601
	United Urban Investment Corp.	Equity Real Estate Investment Trusts (REITs	)	18	20,866
	Ushio Inc.	Electrical Equipment		600	9,027
	USS Co. Ltd.	Specialty Retail		1,300	22,053
	Welcia Holdings Co. Ltd.	Food & Staples Retailing		644	15,944
	West Japan Railway Co.	Road & Rail		1,420	59,561
	Yakult Honsha Co. Ltd.	Food Products		789	42,383
a	Yamada Holdings Co. Ltd.	Specialty Retail		4,300	13,462
	Yamaguchi Financial Group Inc.	Banks		1,300	7,283
	Yamaha Corp.	Leisure Products		900	39,670
	Yamaha Motor Co. Ltd.	Automobiles		1,896	43,051
	Yamato Holdings Co. Ltd.	Air Freight & Logistics		2,020	38,162
	Yamato Kogyo Co. Ltd.	Metals & Mining		236	7,223
	Yamazaki Baking Co. Ltd.	Food Products		772	9,534
	Yaoko Co. Ltd.	Food & Staples Retailing		136	7,440
	YASKAWA Electric Corp.	Machinery		1,520	60,299
	Yokogawa Electric Corp.	Electronic Equipment, Instruments & Components		1,500	25,940
	Yokohama Rubber Co. Ltd.	Auto Components		600	8,364
	Z Holdings Corp.	Interactive Media & Services		15,200	67,174
	Zenkoku Hosho Co. Ltd.	Diversified Financial Services		272	10,555
	Zensho Holdings Co. Ltd.	Hotels, Restaurants & Leisure		600	14,143
	Zeon Corp.	Chemicals		800	8,990
	Zozo Inc.	Internet & Direct Marketing Retail		636	17,213

	Total Common Stocks (Cost $26,791,105) 99.2%				24,525,653

	Short Term Investments (Cost $695,758) 2.8%
	Short-Term Investments 2.8%
	United States 2.8%
b,c	Institutional Fiduciary Portfolio, 0.01%	Money Market Funds		695,758	695,758

	Total Investments (Cost $27,486,863) 102.0%				25,221,411
	Other Assets, less Liabilities (2.0)%				(501,616)

	Net Assets 100.0%				$24,719,795

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Franklin FTSE Japan Hedged ETF (continued)

aNon-income producing.

bSee Note 3(c) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Japanese Yen	DBAB	Buy	799,070,000	$6,578,874	4/04/22	$4,607	$—
Japanese Yen	HSBK	Buy	799,070,000	6,583,383	4/04/22	98	—
Japanese Yen	MSCO	Buy	326,892,000	2,693,173	4/04/22	67	—
Japanese Yen	UBSW	Buy	799,070,000	6,583,416	4/04/22	65	—
Japanese Yen	DBAB	Sell	399,535,000	3,472,376	4/04/22	180,635	—
Japanese Yen	DBAB	Sell	399,535,000	3,272,986	4/04/22	—	(18,755)
Japanese Yen	HSBK	Sell	399,535,000	3,471,042	4/04/22	179,302	—
Japanese Yen	HSBK	Sell	399,535,000	3,273,753	4/04/22	—	(17,988)
Japanese Yen	MSCO	Sell	163,446,000	1,420,105	4/04/22	73,485	—
Japanese Yen	MSCO	Sell	163,446,000	1,339,185	4/04/22	—	(7,435)
Japanese Yen	UBSW	Sell	399,535,000	3,471,395	4/04/22	179,655	—
Japanese Yen	UBSW	Sell	399,535,000	3,273,771	4/04/22	—	(17,969)
Japanese Yen	DBAB	Sell	879,130,000	7,242,189	5/06/22	—	(5,114)
Japanese Yen	HSBK	Sell	879,130,000	7,247,215	5/06/22	—	(87)
Japanese Yen	MSCO	Sell	359,644,000	2,964,708	5/06/22	—	(96)
Japanese Yen	UBSW	Sell	879,130,000	7,247,180	5/06/22	—	(122)

Total Forward Exchange Contracts						$617,914	$(67,566)

Net unrealized appreciation (depreciation)							$550,348

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Nikkei 225 Mini	Long	10	$229,289	6/09/22	$1,445

*As of period end.

See Abbreviations on page 365

See Note 8 regarding other derivative information.

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Financial Highlights

Franklin FTSE Latin America ETF

	Year Ended March 31,

	2022		2021		2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.40		$15.20		$26.41	$26.17

Income from investment operations[b]:

Net investment income[c]	1.54		0.57		0.77	0.38

Net realized and unrealized gains (losses)	2.83		7.13		(11.08)	(0.02)

Total from investment operations	4.37		7.70		(10.31)	0.36

Less distributions from net investment income	(1.52)		(0.50)		(0.90)	(0.12)

Net asset value, end of year	$25.25		$22.40		$15.20	$26.41

Total return[d]	21.12%		50.80%		(40.49)%	1.42%

Ratios to average net assets[e]

Total expenses	0.19%		0.19%		0.21%	0.19%

Net investment income	6.75%		2.86%		2.97%	3.08%

Supplemental data

Net assets, end of year (000’s)	$7,575		$4,480		$1,520	$2,641

Portfolio turnover rate[f]	18.50%	[g]	10.21%	[g]	12.74% [g]	4.08%

aFor the period October 9, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	18.50%	10.21%	12.74%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Latin America ETF

		Industry	Shares	Value
	Common Stocks 80.1%
	Brazil 47.4%
	Ambev SA	Beverages	43,800	$141,946
	Americanas SA	Internet & Direct Marketing Retail	6,645	45,657
a	Americanas SA	Internet & Direct Marketing Retail	98	662
	Armac Locacao Logistica E Servicos SA	Trading Companies & Distributors	600	2,417
	Atacadao Distribuicao Comercio Industria Ltd.	Food & Staples Retailing	2,700	12,796
	Auren Energia SA	Electric Utilities	2,779	9,353
a	Azul SA	Airlines	2,700	13,591
	B3 SA – Brasil Bolsa Balcao	Capital Markets	61,800	204,311
	Banco Bradesco SA	Banks	14,419	55,437
	Banco BTG Pactual SA	Capital Markets	11,700	64,114
	Banco do Brasil SA	Banks	8,700	63,530
	Banco Inter SA	Banks	4,800	6,889
	Banco Santander Brasil SA	Banks	3,600	27,940
	BB Seguridade Participacoes SA	Insurance	6,900	37,114
a	BR Malls Participacoes SA	Real Estate Management & Development	8,400	16,404
	Bradespar SA	Metals & Mining	310	1,932
a	BRF SA	Food Products	10,800	42,250
	Caixa Seguridade Participacoes S/A	Insurance	4,500	8,419
	CCR SA	Transportation Infrastructure	11,400	32,866
	Centrais Eletricas Brasileiras SA	Electric Utilities	6,300	50,353
	Cia Brasileira de Distribuicao	Food & Staples Retailing	1,600	8,131
	Cia Paranaense de Energia	Electric Utilities	3,300	4,722
	Cia Siderurgica Nacional SA	Metals & Mining	6,600	36,153
	Cielo SA	IT Services	11,100	7,265
	Companhia de Locacao das Americas	Road & Rail	3,300	18,861
	Companhia de Saneamento Basico do Estado de Sao Paulo	Water Utilities	3,600	36,144
	Companhia Energetica de Minas Gerais	Electric Utilities	2,592	11,089
	Cosan SA	Oil, Gas & Consumable Fuels	12,012	59,783
	CPFL Energia SA	Electric Utilities	1,800	12,224
	CSN Mineracao SA	Metals & Mining	5,100	6,472
	Cyrela Brazil Realty SA Empreendimentos e Participacoes	Household Durables	2,700	9,938
	Dexco SA	Paper & Forest Products	3,180	9,824
	EDP – Energias do Brasil SA	Electric Utilities	2,700	13,364
a	Embraer SA	Aerospace & Defense	7,500	23,611
	Energisa SA	Electric Utilities	2,600	26,706
a	Eneva SA	Independent Power and Renewable Electricity Producers	9,900	30,792
	Engie Brasil Energia SA	Independent Power and Renewable Electricity Producers	1,800	16,379
	Equatorial Energia SA	Electric Utilities	9,300	53,252
	Getnet Adquirencia e Servicos para Meios de Pagamento SA	IT Services	950	730
b	GPS Participacoes e Empreendimentos SA, 144A	Commercial Services & Supplies	4,200	15,184
	Grendene SA	Textiles, Apparel & Luxury Goods	3,600	7,568
a	GRUPO DE MODA SOMA SA	Textiles, Apparel & Luxury Goods	4,500	14,432
a	Grupo Mateus SA	Food & Staples Retailing	4,200	4,720
b,c	Hapvida Participacoes e Investimentos SA, 144A, Reg S	Health Care Providers & Services	40,353	100,543
	Hypera SA	Pharmaceuticals	4,200	34,214
	Itau Unibanco Holding SA	Banks	4,500	22,349
	Klabin SA	Containers & Packaging	8,100	41,114
	Localiza Rent a Car SA	Road & Rail	6,005	77,212
a,b	Locaweb Servicos de Internet SA, 144A	IT Services	4,200	8,927
	Lojas Renner SA	Multiline Retail	9,846	56,980
	M Dias Branco SA	Food Products	1,200	6,217

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Franklin FTSE Latin America ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Brazil (continued)
	Magazine Luiza SA	Multiline Retail	30,936	$44,399
	Marfrig Global Foods SA	Food Products	3,600	16,212
	Multiplan Empreendimentos Imobiliarios SA	Real Estate Management & Development	3,000	15,455
a	Natura & Co. Holding SA	Personal Products	9,600	52,627
	Neoenergia SA	Electric Utilities	2,400	8,697
	Odontoprev SA	Health Care Providers & Services	2,700	7,125
a	Petro Rio SA	Oil, Gas & Consumable Fuels	6,600	33,070
	Petroleo Brasileiro SA	Oil, Gas & Consumable Fuels	37,500	278,096
	Porto Seguro SA	Insurance	1,800	7,996
	Raia Drogasil SA	Food & Staples Retailing	10,800	54,410
b	Rede D’Or Sao Luiz SA, 144A	Health Care Providers & Services	4,800	50,405
a	Rumo SA	Road & Rail	12,600	49,186
	Sao Martinho SA	Food Products	1,500	14,003
a	Sendas Distribuidora SA	Food & Staples Retailing	8,100	27,767
	SIMPAR SA	Road & Rail	2,400	5,929
a	Smartfit Escola de Ginastica e Danca SA	Hotels, Restaurants & Leisure	1,200	5,429
	Sul America SA	Insurance	4,200	30,387
	Suzano SA	Paper & Forest Products	7,200	83,561
	Telefonica Brasil SA	Diversified Telecommunication Services	4,500	50,843
	TIM SA	Wireless Telecommunic[a]tion Services	8,100	23,506
	Totvs SA	Software	4,500	34,451
	Transmissora Alianca de Energia Eletrica SA	Electric Utilities	2,100	19,507
	Ultrapar Participacoes SA	Oil, Gas & Consumable Fuels	9,042	26,925
	Usinas Siderurgicas de Minas Gerais SA Usiminas	Metals & Mining	1,800	4,939
	Vale SA	Metals & Mining	41,520	835,302
	Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	Road & Rail	2,100	5,652
a	Via SA	Specialty Retail	15,900	13,953
	Vibra Energia SA	Specialty Retail	11,400	56,089
	WEG SA	Electrical Equipment	15,000	110,071
	YDUQS Participacoes SA	Diversified Consumer Services	3,000	13,220

				3,592,093

	Chile 4.4%
	Banco de Chile	Banks	437,454	46,829
a	Banco de Credito e Inversiones SA	Banks	498	17,938
	Banco Santander Chile	Banks	621,177	34,977
	CAP SA	Metals & Mining	768	11,907
	Cencosud SA	Food & Staples Retailing	13,278	26,154
	Cencosud Shopping SA	Real Estate Management & Development	4,944	5,800
	Cia Cervecerias Unidas SA	Beverages	1,350	10,103
	Cia Sud Americana de Vapores SA	Marine	178,758	19,304
	Colbun SA	Independent Power and Renewable Electricity Producers	74,241	6,088
	Empresas CMPC SA	Paper & Forest Products	12,255	22,690
	Empresas COPEC SA	Oil, Gas & Consumable Fuels	4,923	40,664
	Enel Americas SA	Electric Utilities	190,596	23,009
	Enel Chile SA	Electric Utilities	248,205	7,412
	Falabella SA	Multiline Retail	7,908	25,273
	Itau CorpBanca Chile SA	Banks	3,331,521	7,409
	Plaza SA	Real Estate Management & Development	3,051	3,160
	Quinenco SA	Industrial Conglomerates	2,703	8,209
	Sociedad Quimica y Minera de Chile SA, A	Chemicals	174	14,020

				330,946

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Franklin FTSE Latin America ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	Colombia 1.8%
	Bancolombia SA	Banks		2,751	$31,792
	Cementos Argos SA	Construction Materials		5,025	8,340
	Ecopetrol SA	Oil, Gas & Consumable Fuels		48,042	45,282
	Grupo de Inversiones Suramericana SA	Diversified Financial Services		2,226	21,123
	Interconexion Electrica SA ESP	Electric Utilities		4,422	28,626

					135,163

	Mexico 25.0%
	Alfa SAB de CV, A	Industrial Conglomerates		35,232	26,695
	Alpek SAB de CV	Chemicals		4,071	5,530
	America Movil SAB de CV, L	Wireless Telecommunication Services		291,813	309,051
	Arca Continental SAB de CV	Beverages		4,440	30,113
b	Banco del Bajio SA, 144A	Banks		7,182	19,667
	Becle SAB de CV	Beverages		5,424	13,314
a	Cemex SAB de CV	Construction Materials		147,903	79,284
	Coca-Cola FEMSA SA de CV	Beverages		5,286	29,033
	Concentradora Fibra Danhos SA de CV	Equity Real Estate Investment Trusts (REITs	)	2,112	2,504
a	Controladora Vuela Cia de Aviacion SAB de CV, A	Airlines		9,249	16,854
	El Puerto de Liverpool SAB de CV, C1	Multiline Retail		1,950	9,921
	Fibra Uno Administracion SA de CV	Equity Real Estate Investment Trusts (REITs	)	29,859	34,887
	Fomento Economico Mexicano SAB de CV	Beverages		18,438	152,889
	GCC SAB de CV	Construction Materials		1,668	11,995
	Gruma SAB de CV, B	Food Products		1,983	24,875
	Grupo Aeroportuario del Centro Norte SAB de CV	Transportation Infrastructure		2,739	20,442
	Grupo Aeroportuario del Pacifico SAB de CV, B	Transportation Infrastructure		3,513	56,831
	Grupo Aeroportuario del Sureste SAB de CV, B	Transportation Infrastructure		2,007	44,678
	Grupo Bimbo SAB de CV, A	Food Products		22,647	68,207
	Grupo Carso SAB de CV, A1	Industrial Conglomerates		4,461	16,645
	Grupo Comercial Chedraui SA de CV	Food & Staples Retailing		4,653	11,937
a	Grupo Elektra SAB de CV	Banks		636	41,245
	Grupo Financiero Banorte SAB de CV, O	Banks		29,193	218,926
a	Grupo Financiero Inbursa SAB de CV, O	Banks		20,211	42,232
	Grupo Mexico SAB de CV, B	Metals & Mining		32,055	191,282
	Grupo Televisa SAB	Media		24,054	56,402
	Industrias Bachoco SAB de CV, B	Food Products		1,683	6,559
	Industrias Penoles SAB de CV	Metals & Mining		1,281	16,142
	Kimberly-Clark de Mexico SAB de CV, A	Household Products		8,586	12,047
	Megacable Holdings SAB de CV	Media		3,054	9,178
	Operadora de Sites Mexicanos SA de CV, A-1	Diversified Telecommunication Services		12,393	15,735
	Orbia Advance Corp. SAB de CV	Chemicals		9,852	25,942
	Prologis Property Mexico SA de CV	Equity Real Estate Investment Trusts (REITs	)	4,611	12,007
	Promotora y Operadora de Infraestructura SAB de CV	Transportation Infrastructure		2,172	17,163
	Qualitas Controladora SAB de CV	Insurance		1,707	9,757
	Regional SAB de CV	Banks		2,358	16,528
	Wal-Mart de Mexico SAB de CV	Food & Staples Retailing		52,065	213,878

					1,890,375

	Panama 0.0%†
a	BAC Holding International Corp.	Diversified Financial Services		41,577	1,196

	United States 1.5%
	JBS SA	Food Products		14,700	115,170

	Total Common Stocks (Cost $5,385,813)				6,064,943

	Preferred Stocks 19.5%
	Brazil 17.0%
d	Alpargatas SA, 1.669%, pfd.	Textiles, Apparel & Luxury Goods		1,800	9,875

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Franklin FTSE Latin America ETF (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	Brazil (continued)
d	Banco Bradesco SA, 4.514%, pfd.	Banks	47,696	$223,025
b,d	Banco Inter SA, 0.376%, pfd., 144A	Banks	8,100	12,239
d	Banco Pan SA, 2.115%, pfd.	Banks	3,000	6,686
d	Bradespar SA, 32.252%, pfd.	Metals & Mining	2,507	17,452
d	Braskem SA, 17.018%, pfd., A	Chemicals	1,900	17,713
d	Centrais Eletricas Brasileiras SA, 5.651%, pfd.	Electric Utilities	2,700	21,307
d	Cia de Transmissao de Energia Eletrica Paulista, 7.515%, pfd.	Electric Utilities	1,800	10,015
d	Cia Energetica de Minas Gerais, 8.271%, pfd.	Electric Utilities	9,789	31,333
d	Companhia Paranaense de Energia, 17.328%, pfd.	Electric Utilities	13,200	21,000
d	Gerdau SA, 10.191%, pfd.	Metals & Mining	10,800	70,023
d	Itau Unibanco Holding SA, 2.533%, pfd.	Banks	48,600	281,048
d	Itausa SA, 5.293%, pfd.	Banks	48,130	108,881
d	Metalurgica Gerdau SA, 17.374%, pfd.	Metals & Mining	7,200	18,576
d	Petroleo Brasileiro SA, 16.900%, pfd.	Oil, Gas & Consumable Fuels	56,700	399,124
d	Raizen SA, 0.309%, pfd.	Oil, Gas & Consumable Fuels	12,000	17,753
d	Unipar Carbocloro SA, 14.844%, pfd., B	Chemicals	400	8,759
d	Usinas Siderurgicas de Minas Gerais SA Usiminas, 10.208%, pfd., A	Metals & Mining	4,800	14,111

				1,288,920

	Chile 1.7%
d	Embotelladora Andina SA, 6.926%, pfd., B	Beverages	3,777	8,385
d	Sociedad Quimica y Minera de Chile SA, 0.003%, pfd.	Chemicals	1,383	119,526

				127,911

	Colombia 0.8%
d	Bancolombia SA, 2.419%, pfd.	Banks	4,536	48,711
d	Grupo Aval Acciones y Valores SA, 6.341%, pfd.	Banks	41,577	9,432
d	Grupo de Inversiones Suramericana SA, 2.706%, pfd.	Diversified Financial Services	810	4,812

				62,955

	Total Preferred Stocks (Cost $1,294,239)			1,479,786

	Total Investments (Cost $6,680,052) 99.6%			7,544,729
	Other Assets, less Liabilities 0.4%			30,103

	Net Assets 100.0%			$7,574,832

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchabel tsed pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $206,965, representing 2.7% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the value of this security was $100,543, representing 1.3% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

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SCHEDULE OF INVESTMENTS

Franklin FTSE Latin America ETF (continued)

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Mini Bovespa Index	Long	3	$15,199	4/13/22	$1,010

Total Futures Contracts					$1,010

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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Financial Highlights

Franklin FTSE Mexico ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$22.14		$14.35		$22.11	$24.98	$24.90

Income from investment operations[b]

Net investment income[c]	0.66		0.33		0.64	0.51	0.12

Net realized and unrealized gains (losses)	5.48		7.78		(7.73)	(2.86)	0.04

Total from investment operations	6.14		8.11		(7.09)	(2.35)	0.16

Less distributions from net investment income	(0.79)		(0.32)		(0.67)	(0.52)	(0.08)

Net asset value, end of year	$27.49		$22.14		$14.35	$22.11	$24.98

Total return[d]	28.33%		56.94%		(33.13)%	(9.28)%	0.63%

Ratios to average net assets[e]

Total Expenses	0.19%		0.19%		0.19%	0.19%	0.19%

Net investment income	2.73%		1.80%		2.93%	2.21%	1.18%

Supplemental data

Net assets, end of year (000’s)	$12,372		$5,536		$2,871	$4,422	$2,498

Portfolio turnover rate[f]	22.39%	[g]	18.32%	[g]	19.32% [g]	10.31%	9.64%

aFor the period November 3, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	22.39%	18.32%	19.32%

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Schedule of Investments, March 31, 2022

Franklin FTSE Mexico ETF

		Industry		Shares	Value
	Common Stocks 100.0%
	Mexico 100.0%
	Alfa SAB de CV, A	Industrial Conglomerates		282,078	$213,730
	Alpek SAB de CV	Chemicals		30,330	41,201
	America Movil SAB de CV, L	Wireless Telecommunication Services		1,849,950	1,959,229
	Arca Continental SAB de CV	Beverages		35,874	243,303
a	Banco del Bajio SA, 144A	Banks		57,600	157,734
	Becle SAB de CV	Beverages		43,821	107,564
b	Cemex SAB de CV	Construction Materials		749,790	401,928
	Coca-Cola FEMSA SAB de CV	Beverages		42,714	234,604
	Concentradora Fibra Danhos SA de CV	Equity Real Estate Investment Trusts (REITs	)	18,981	22,501
b	Controladora Vuela Cia de Aviacion SAB de CV, A	Airlines		73,719	134,337
	El Puerto de Liverpool SAB de CV, C1	Multiline Retail		16,074	81,781
	Fibra Uno Administracion SA de CV	Equity Real Estate Investment Trusts (REITs	)	240,759	281,300
	Fomento Economico Mexicano SAB de CV	Beverages		63,288	524,787
	GCC SAB de CV	Construction Materials		13,275	95,465
	Gruma SAB de CV, B	Food Products		16,083	201,743
	Grupo Aeroportuario del Centro Norte SAB de CV	Transportation Infrastructure		22,140	165,234
	Grupo Aeroportuario del Pacifico SAB de CV, B	Transportation Infrastructure		24,642	398,644
	Grupo Aeroportuario del Sureste SAB de CV, B	Transportation Infrastructure		15,669	348,808
	Grupo Bimbo SAB de CV, A	Food Products		126,270	380,292
	Grupo Carso SAB de CV, A1	Industrial Conglomerates		36,774	137,216
	Grupo Comercial Chedraui SA de CV	Food & Staples Retailing		37,494	96,189
	Grupo Elektra SAB de CV	Banks		4,920	319,067
	Grupo Financiero Banorte SAB de CV, O	Banks		185,796	1,393,330
b	Grupo Financiero Inbursa SAB de CV, O	Banks		163,764	342,195
	Grupo Mexico SAB de CV, B	Metals & Mining		203,733	1,215,737
	Grupo Televisa SAB	Media		160,299	375,869
	Industrias Bachoco SAB de CV, B	Food Products		13,014	50,719
	Industrias Penoles SAB de CV	Metals & Mining		10,080	127,019
	Kimberly-Clark de Mexico SAB de CV, A	Household Products		67,653	94,922
	Megacable Holdings SAB de CV	Media		24,327	73,108
	Operadora de Sites Mexicanos SA de CV, A-1	Diversified Telecommunication Services		101,853	129,321
	Orbia Advance Corp. SAB de CV	Chemicals		78,876	207,691
	Prologis Property Mexico SA de CV	Equity Real Estate Investment Trusts (REITs	)	36,828	95,902
	Promotora y Operadora de Infraestructura SAB de CV	Transportation Infrastructure		17,775	140,457
	Qualitas Controladora SAB de CV	Insurance		13,716	78,402
	Regional SAB de CV	Banks		19,233	134,810
	Wal-Mart de Mexico SAB de CV	Food & Staples Retailing		331,956	1,363,646

	Total Investments (Cost $9,772,686) 100.0%				12,369,785
	Other Assets, less Liabilities 0.0%†				2,240

	Net Assets 100.0%				$12,372,025

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $157,734, representing 1.3% of net assets.

bNon-income producing.

See Abbreviations on page 365.

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Financial Highlights

Franklin FTSE Russia ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.98	$18.91		$23.37	$24.24	$23.90

Income from investment operations[b]:

Net investment income (loss)[c]	1.68	1.41		1.73	1.03	(0.00)[d]

Net realized and unrealized gains (losses)	(27.28)	8.34		(4.44)	(1.26)	0.34

Total from investment operations	(25.60)	9.75		(2.71)	(0.23)	0.34

Less distributions from net investment income	(1.38)	(1.68)		(1.75)	(0.64)	—

Net asset value, end of year	$—	$26.98		$18.91	$23.37	$24.24

Total return[e]	(100.00)%	52.27%		(13.90)%	(0.63)%	1.42%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.19%	0.19%		0.19%	0.19%	0.19%

Expenses net of waiver and payments by affiliates	0.19%	0.19%		0.19%	—%	—%

Net investment income (loss)	6.19%	6.02%		6.49%	4.57%	(0.13)%

Supplemental data

Net assets, end of year (000’s)	$3	$10,794		$13,240	$11,683	$2,424

Portfolio turnover rate[g]	20.45% [h]	18.82%	[h]	15.74% [h]	31.57%	7.58%

aFor the period February 6, 2018 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	20.45%	18.82%	15.74%

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Schedule of Investments, March 31, 2022

Franklin FTSE Russia ETF

		Industry	Shares	Value
	Common Stocks 0.0%†
a	Russia 0.0%†
b	Aeroflot – Russian Airlines PJSC	Airlines	174,496	$—
@	Alrosa PJSC	Metals & Mining	361,232	—
b	Credit Bank of Moscow PJSC	Banks	2,127,840	—
	Federal Grid Co. Unified Energy System PJSC	Electric Utilities	45,533,568	—
	Gazprom PJSC	Oil, Gas & Consumable Fuels	981,872	—
	Inter RAO UES PJSC	Electric Utilities	6,229,280	—
	LUKOIL PJSC	Oil, Gas & Consumable Fuels	36,048	—
	M.Video PJSC	Specialty Retail	8,000	—
	Magnit PJSC	Food & Staples Retailing	8,112	—
	Magnitogorsk Iron & Steel WorksMagnitogorsk Iron & Steel Works	Metals & Mining	370,640	—
	MMC Norilsk Nickel PJSC	Metals & Mining	2,888	—
	Mobile TeleSystems PJSC	Wireless Telecommunication Services	147,584	—
	Moscow Exchange MICEX	Capital Markets	253,248	—
	Mosenergo PAOMosenergo PAO	Electric Utilities	1,418,704	—
	NLMK PJSC	Metals & Mining	200,944	—
	Novatek PJSCNovaTek PJSCNovaTek PJSC	Oil, Gas & Consumable Fuels	47,472	—
	PhosAgro PJSC	Chemicals	6,208	—
	Polyus Gold OJSC	Metals & Mining	3,504	—
	Raspadskaya OJSC	Metals & Mining	10,720	—
	Rosneft PJSC	Oil, Gas & Consumable Fuels	92,320	—
	Rosseti PJS	Electric Utilities	5,157,472	—
	Rostelecom PJSC	Diversified Telecommunication Services	165,056	—
	RusHydro PJSC	Electric Utilities	20,149,712	—
@	Sberbank of Russia PJSC	Banks	959,968	—
c	Segezha Group PJSC, 144A	Paper & Forest Products	666,096	—
	Severstal PAO	Metals & Mining	27,744	—
	Sistema PJSFC	Wireless Telecommunication Services	499,664	—
	Sovcomflot OAOSovcomflot OAO	Oil, Gas & Consumable Fuels	72,128	—
	Surgutneftegas PJSC	Oil, Gas & Consumable Fuels	634,480	—
	Tatneft PAO	Oil, Gas & Consumable Fuels	105,552	—
	Unipro PJSC	Independent Power and Renewable Electricity Producers	1,811,376	—
b	United Co. RUSAL International PJSC	Metals & Mining	447,600	—
@	VTB Bank PJSC	Banks	886,353,216	—

	Total Common Stocks (Cost $21,363,101)			—

	Preferred Stocks 0.0%†
a	Russia 0.0%†
d	Bashneft PJSC, pfd.	Oil, Gas & Consumable Fuels	3,392	—
d	Surgutneftegas PJSC, pfd.	Oil, Gas & Consumable Fuels	682,080	—
d	Tatneft PJSC, pfd.	Oil, Gas & Consumable Fuels	10,416	—
d	Transneft PJSC, pfd.	Oil, Gas & Consumable Fuels	276	—

	Total Preferred Stocks (Cost $1,113,686)			—

	Total Investments (Cost $22,476,787) 0.0%†
	Other Assets, less Liabilities 100.0%			2,702

	Net Assets 100.0%			$2,702

@Security subject to sanctions imposed by US Department of Treasury’s Office of Foreign Assets Control. See Note 6.

†Rounds to less than 0.1% of net assets.

aFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

bNon-income producing.

cSecurity exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2022, these securities had a total value of $0 or 0.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

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Financial Highlights

Franklin FTSE Saudi Arabia ETF

	Year Ended March 31,

	2022		2021		2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.33		$20.15		$27.89	$24.71

Income from investment operations[b]:

Net investment income[c]	0.62		0.52		0.89	0.11

Net realized and unrealized gains (losses)	11.03		10.23		(7.80)	3.07

Total from investment operations	11.65		10.75		(6.91)	3.18

Less distributions from net investment income	(0.68)		(0.57)		(0.83)	—

Net asset value, end of year	$41.30		$30.33		$20.15	$27.89

Total return[d]	38.99%		54.12%		(25.51)%	12.87%

Ratios to average net assets[e]

Total expenses	0.39%		0.39%		0.39%	0.39%

Net investment income	1.77%		2.11%		3.46%	0.93%

Supplemental data

Net assets, end of year (000’s)	$4,130		$3,033		$2,015	$2,789

Portfolio turnover rate[f]	15.51%	[g]	16.74%	[g]	32.37% [g]	12.41%

aFor the period October 9, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	15.51%	16.74%	32.37%

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Schedule of Investments, March 31, 2022

Franklin FTSE Saudi Arabia ETF

		Industry	Shares	Value
	Common Stocks 99.9%
	Saudi Arabia 99.9%
	Abdullah Al Othaim Markets Co.	Food & Staples Retailing	604	$18,837
	Advanced Petrochemical Co.	Chemicals	1,748	32,849
	Al-Rajhi Bank	Banks	13,356	571,764
	Alinma Bank	Banks	13,458	139,369
	Almarai Co. JSC	Food Products	3,238	44,192
	Arab National Bank	Banks	7,572	56,111
	Arabian Centres Co. Ltd.	Real Estate Management & Development	1,030	6,068
a	Arabian Internet & Communications Services Co.	IT Services	294	16,536
	Bank Al-Jazira	Banks	5,518	38,758
a	Bank AlBilad	Banks	5,046	83,394
	Banque Saudi Fransi	Banks	8,070	115,516
	Bupa Arabia for Cooperative Insurance Co.	Insurance	786	37,503
	Co. for Cooperative Insurance	Insurance	786	15,127
	Dallah Healthcare Co.	Health Care Providers & Services	498	13,461
a	Dar Al Arkan Real Estate Development Co.	Real Estate Management & Development	8,058	23,498
	Dr Sulaiman Al Habib Medical Services Group Co.	Health Care Providers & Services	1,260	63,949
a	Emaar Economic City	Real Estate Management & Development	6,530	20,331
	Etihad Etisalat Co.	Wireless Telecommunication Services	5,182	57,324
a	International Co. For Water & Power Projects	Independent Power and Renewable Electricity Producers	2,002	71,403
	Jarir Marketing Co.	Specialty Retail	808	42,430
a	Mobile Telecommunications Co. Saudi Arabia	Wireless Telecommunication Services	6,042	21,453
	Mouwasat Medical Services Co.	Health Care Providers & Services	652	36,949
a	Nahdi Medical Co.	Food & Staples Retailing	460	19,006
a	National Industrialization Co.	Chemicals	4,500	27,709
	National Petrochemical Co.	Chemicals	1,906	23,625
	Qassim Cement Co.	Construction Materials	612	13,736
a	Rabigh Refining & Petrochemical Co.	Oil, Gas & Consumable Fuels	3,000	22,591
	Riyad Bank	Banks	19,398	194,161
	Sahara International Petrochemical Co.	Chemicals	4,934	70,627
a	Saudi Airlines Catering Co.	Commercial Services & Supplies	548	12,548
	Saudi Arabian Fertilizer Co.	Chemicals	2,710	131,328
a	Saudi Arabian Mining Co.	Metals & Mining	5,594	199,812
b	Saudi Arabian Oil Co., 144A	Oil, Gas & Consumable Fuels	28,826	331,174
	Saudi Basic Industries Corp.	Chemicals	9,354	326,636
	Saudi British Bank	Banks	12,500	132,614
	Saudi Cement Co.	Construction Materials	1,026	16,656
	Saudi Electricity Co.	Electric Utilities	10,256	72,447
a	Saudi Ground Services Co.	Transportation Infrastructure	1,238	11,072
	Saudi Industrial Investment Group	Chemicals	3,028	28,250
	Saudi Investment Bank	Banks	5,000	24,204
a	Saudi Kayan Petrochemical Co.	Chemicals	10,094	60,809
	Saudi National Bank	Banks	24,092	455,317
a	Saudi Research & Media Group	Media	440	29,533
	Saudi Telecom Co.	Diversified Telecommunication Services	8,260	237,352
	Saudia Dairy & Foodstuff Co.	Food Products	214	9,834
	Savola Group	Food Products	3,594	34,920
a	Seera Group Holding	Hotels, Restaurants & Leisure	2,038	11,452
	Southern Province Cement Co.	Construction Materials	880	16,537
a	Yamama Cement Co.	Construction Materials	1,226	10,588

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SCHEDULE OF INVESTMENTS

Franklin FTSE Saudi Arabia ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
Saudi Arabia (continued)
Yanbu Cement Co.	Construction Materials	994	$11,181
Yanbu National Petrochemical Co.	Chemicals	3,630	64,733

Total Investments (Cost $2,472,888) 99.9%			4,127,274
Other Assets, less Liabilities 0.1%			3,036

Net Assets 100.0%			$4,130,310

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $331,174, representing 8.0% of net assets.

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Financial Highlights

Franklin FTSE South Africa ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.22		$14.81		$26.62	$24.42

Income from investment operations[b]:

Net investment income[c]	0.94		1.03		2.65	0.22

Net realized and unrealized gains (losses)	3.35		11.33		(11.76)	2.04

Total from investment operations	4.29		12.36		(9.11)	2.26

Less distributions from net investment income	(0.72)		(0.95)		(2.70)	(0.06)

Net asset value, end of year	$29.79		$26.22		$14.81	$26.62

Total return[d]	16.82%		85.24%		(38.46)%	9.26%

Ratios to average net assets[e]

Total expenses	0.19%		0.19%		0.19%	0.19%

Net investment income	3.56%		4.94%		10.42%	1.75%

Supplemental data

Net assets, end of year (000’s)	$5,958		$2,622		$1,481	$2,662

Portfolio turnover rate[f]	13.19%	[g]	11.08%	[g]	21.44% [g]	7.12%

aFor the period October 10, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	13.19%	11.08%	21.44%

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Schedule of Investments, March 31, 2022

Franklin FTSE South Africa ETF

		Industry		Shares	Value
	Common Stocks 99.9%
	Luxembourg 0.9%
	Reinet Investments SCA	Capital Markets		2,476	$55,537

	Romania 0.9%
	NEPI Rockcastle PLC	Real Estate Management & Development		8,216	54,578

	South Africa 98.1%
	Absa Group Ltd.	Banks		12,824	167,131
	African Rainbow Minerals Ltd.	Metals & Mining		1,948	38,147
	Anglo American Platinum Ltd.	Metals & Mining		1,076	147,751
	AngloGold Ashanti Ltd.	Metals & Mining		7,616	182,680
	Aspen Pharmacare Holdings Ltd.	Pharmaceuticals		6,952	94,500
	AVI Ltd.	Food Products		6,020	29,703
	Barloworld Ltd.	Trading Companies & Distributors		3,544	28,255
	Bid Corp. Ltd.	Food & Staples Retailing		6,076	132,235
	Bidvest Group Ltd.	Industrial Conglomerates		6,180	94,608
	Capitec Bank Holdings Ltd.	Banks		1,512	242,287
	Clicks Group Ltd.	Food & Staples Retailing		4,484	94,835
	Coronation Fund Managers Ltd.	Capital Markets		4,652	14,756
b	Dis-Chem Pharmacies Ltd., Reg S	Food & Staples Retailing		6,784	17,698
a	Discovery Ltd.	Insurance		7,456	92,952
a	Distell Group Holdings Ltd.	Beverages		1,448	17,143
	Exxaro Resources Ltd.	Oil, Gas & Consumable Fuels		4,488	68,039
	FirstRand Ltd.	Diversified Financial Services		89,536	474,686
a	Fortress REIT Ltd.	Equity Real Estate Investment Trusts (REITs	)	15,532	3,954
	Fortress REIT Ltd., A	Equity Real Estate Investment Trusts (REITs	)	21,596	18,385
	Foschini Group Ltd.	Specialty Retail		5,856	59,063
	Gold Fields Ltd.	Metals & Mining		15,888	247,956
	Growthpoint Properties Ltd.	Equity Real Estate Investment Trusts (REITs	)	61,364	61,815
	Harmony Gold Mining Co. Ltd.	Metals & Mining		9,692	49,002
	Impala Platinum Holdings Ltd.	Metals & Mining		14,796	227,856
	Investec Ltd.	Capital Markets		5,204	34,727
	Kumba Iron Ore Ltd.	Metals & Mining		984	44,132
	Life Healthcare Group Holdings Ltd.	Health Care Providers & Services		25,188	40,163
	Momentum Metropolitan Holdings	Insurance		18,472	21,882
	Mr Price Group Ltd.	Specialty Retail		4,668	69,165
	MTN Group Ltd.	Wireless Telecommunication Services		32,828	426,848
	MultiChoice Group	Media		6,540	58,957
	Naspers Ltd., N	Internet & Direct Marketing Retail		3,856	439,134
	Nedbank Group Ltd.	Banks		7,612	121,412
	Netcare Ltd.	Health Care Providers & Services		26,312	28,990
a	Northam Platinum Ltd.	Metals & Mining		6,704	100,052
	Old Mutual Ltd.	Insurance		83,232	78,433
b,c	Pepkor Holdings Ltd., 144A, Reg S	Specialty Retail		28,724	45,605
	Pick ‘N Pay Stores Ltd.	Food & Staples Retailing		6,296	23,163
a	PSG Group Ltd.	Industrial Conglomerates		2,844	18,647
	Rand Merchant Investment Holdings Ltd.	Insurance		13,680	48,859
	Redefine Properties Ltd.	Equity Real Estate Investment Trusts (REITs	)	128,108	40,504
	Remgro Ltd.	Diversified Financial Services		9,276	95,106
	Resilient REIT Ltd.	Equity Real Estate Investment Trusts (REITs	)	5,900	24,618
	Royal Bafokeng Platinum Ltd.	Metals & Mining		1,472	16,269
	Sanlam Ltd.	Insurance		31,988	158,052
	Santam Ltd.	Insurance		748	14,794
a	Sappi Ltd.	Paper & Forest Products		10,316	40,170
a	Sasol Ltd.	Chemicals		10,156	246,733
	Shoprite Holdings Ltd.	Food & Staples Retailing		8,924	144,531
	Sibanye Stillwater Ltd.	Metals & Mining		50,728	207,599
	SPAR Group Ltd.	Food & Staples Retailing		3,516	40,835
	Standard Bank Group Ltd.	Banks		24,416	304,337
a	Telkom SA SOC Ltd.	Diversified Telecommunication Services		5,296	16,121

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Africa ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
South Africa (continued)
Tiger Brands Ltd.	Food Products	3,016	$33,416
Transaction Capital Ltd.	Consumer Finance	10,408	35,222
Truworths International Ltd.	Specialty Retail	7,192	28,719
Vodacom Group Ltd.	Wireless Telecommunication Services	10,872	119,043
Woolworths Holdings Ltd.	Multiline Retail	17,468	69,071

			5,840,746

Total Investments (Cost $4,736,976) 99.9%			5,950,861
Other Assets, less Liabilities 0.1%			6,884

Net Assets 100.0%			$5,957,745

aNon-income producing.

bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $63,303, representing 1.1% of net assets.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $45,605, representing 0.8% of net assets.

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Financial Highlights

Franklin FTSE South Korea ETF

	Year Ended March 31,

	2022	2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$31.48	$16.52		$21.19	$25.98	$25.75

Income from investment operations[b]:

Net investment income[c]	0.55	0.54		0.36	0.40	0.10

Net realized and unrealized gains (losses)	(5.87)	14.72		(4.58)	(4.81)	0.40

Total from investment operations	(5.32)	15.26		(4.22)	(4.41)	0.50

Less distributions from net investment income	(0.59)	(0.30)		(0.45)	(0.38)	(0.27)

Net asset value, end of year	$25.57	$31.48		$16.52	$21.19	$25.98

Total return[d]	(17.15)%	92.55%		(20.24)%	(16.92)%	1.95%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%	0.09%		0.09%	0.09%	—%

Net investment income	1.86%	2.07%		1.78%	1.74%	0.94%

Supplemental data

Net assets, end of year (000’s)	$61,361	$62,966		$11,562	$16,948	$25,981

Portfolio turnover rate[f]	27.38% [g]	8.65%	[g]	21.72% [g]	5.21%	3.85%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	10.53%	8.65%	8.02%

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Schedule of Investments, March 31, 2022

Franklin FTSE South Korea ETF

		Industry	Shares	Value
	Common Stocks 94.9%
	South Korea 94.9%
a	Alteogen Inc.	Biotechnology	2,136	$99,746
	Amorepacific Corp.	Personal Products	2,424	319,987
	AmorePacific Group	Personal Products	2,184	79,104
	BGF Retail Co. Ltd.	Food & Staples Retailing	480	69,106
	BNK Financial Group Inc.	Banks	22,368	146,899
	Celltrion Healthcare Co. Ltd.	Health Care Providers & Services	5,712	306,324
	Celltrion Inc.	Biotechnology	8,328	1,178,377
a	Celltrion Pharm Inc.	Pharmaceuticals	1,488	120,066
	Cheil Worldwide Inc.	Media	5,280	102,590
	CJ CheilJedang Corp.	Food Products	600	182,913
	CJ Corp.	Industrial Conglomerates	984	68,520
	CJ ENM Co. Ltd.	Internet & Direct Marketing Retail	792	85,862
a	CJ Logistics Corp.	Road & Rail	624	66,671
	Coway Co. Ltd.	Household Durables	4,344	245,505
	Daelim Industrial Co. Ltd.	Construction & Engineering	936	47,261
a	Daewoo Engineering & Construction Co. Ltd.	Construction & Engineering	13,680	79,007
a	Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	3,696	75,625
	DB Insurance Co. Ltd.	Insurance	3,432	197,926
	DGB Financial Group Inc.	Banks	11,904	91,732
	DL E&C Co. Ltd.	Construction & Engineering	1,176	128,559
	Dongsuh Cos. Inc.	Food & Staples Retailing	2,376	53,713
	Doosan Bobcat Inc.	Machinery	1,872	60,003
a	Doosan Heavy Industries and Construction Co. Ltd.	Electrical Equipment	27,360	461,625
a	Doosan Infracore Co. Ltd.	Machinery	10,272	56,273
	Doosan Solus Co. Ltd.	Electronic Equipment, Instruments & Components	888	50,552
	E-MART Inc.	Food & Staples Retailing	1,536	178,686
	Ecopro BM Co. Ltd.	Electrical Equipment	672	220,498
	F&F Co. Ltd.	Textiles, Apparel & Luxury Goods	250	153,665
	Fila Holdings Corp.	Textiles, Apparel & Luxury Goods	3,936	102,130
	Green Cross Corp.	Biotechnology	408	67,997
	GS Engineering & Construction Corp.	Construction & Engineering	4,824	184,674
	GS Holdings Corp.	Oil, Gas & Consumable Fuels	3,912	141,691
	GS Retail Co. Ltd.	Food & Staples Retailing	3,000	70,170
	Hana Financial Group Inc.	Banks	22,200	890,161
a	Hanjin Kal Corp.	Airlines	1,632	83,347
	Hankook Tire & Technology Co. Ltd.	Auto Components	5,688	157,915
	Hanmi Pharm Co. Ltd.	Pharmaceuticals	576	130,212
	Hanmi Science Co. Ltd.	Pharmaceuticals	1,104	40,670
	Hanon Systems	Auto Components	12,312	119,864
	Hanssem Co. Ltd.	Household Durables	720	50,612
	Hanwha Aerospace Co. Ltd.	Aerospace & Defense	2,688	115,766
	Hanwha Corp.	Industrial Conglomerates	3,240	84,071
	Hanwha Corp.	Industrial Conglomerates	1,752	22,694
a	Hanwha Life Insurance Co. Ltd.	Insurance	20,712	53,828
a	Hanwha Solutions Corp.	Chemicals	7,392	219,250
	HDC Hyundai Development Co-Engineering & Construction	Construction & Engineering	3,504	43,654
a	Helixmith Co. Ltd.	Biotechnology	2,472	43,544
	Hite Jinro Co. Ltd.	Beverages	2,352	72,672
a	HLB Inc.	Leisure Products	6,816	172,361
	HMM Co. Ltd.	Marine	32,496	781,534
	Hotel Shilla Co. Ltd.	Specialty Retail	2,376	159,178
a	HYBE Co. Ltd.	Entertainment	1,416	361,579
	Hyundai Department Store Co. Ltd.	Multiline Retail	1,128	70,451
	Hyundai Engineering & Construction Co. Ltd.	Construction & Engineering	5,616	221,943

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Franklin FTSE South Korea ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	Hyundai Glovis Co. Ltd.	Air Freight & Logistics	1,416	$224,892
a	Hyundai Heavy Industries Co. Ltd.	Machinery	1,128	111,213
	Hyundai Heavy Industries Holdings Co. Ltd.	Machinery	3,888	172,579
	Hyundai Marine & Fire Insurance Co. Ltd.	Insurance	4,536	120,319
a	Hyundai Mipo Dockyard Co. Ltd.	Machinery	1,560	100,778
	Hyundai Mobis Co. Ltd.	Auto Components	4,848	859,965
	Hyundai Motor Co.	Automobiles	10,728	1,597,627
	Hyundai Steel Co.	Metals & Mining	5,808	199,103
	Hyundai Wia Corp.	Auto Components	1,224	64,934
	Iljin Materials Co. Ltd.	Electronic Equipment, Instruments & Components	1,320	105,204
	Industrial Bank of Korea	Banks	19,440	174,023
	Kakao Corp.	Interactive Media & Services	21,024	1,847,330
a	Kakao Games Corp.	Entertainment	2,088	134,887
a	KakaoBank Corp.	Banks	10,512	447,522
a	Kangwon Land Inc.	Hotels, Restaurants & Leisure	8,208	188,600
	KB Financial Group Inc.	Banks	29,904	1,512,409
	KCC Corp.	Chemicals	336	94,808
	KEPCO Plant Service and Engineering Co. Ltd.	Commercial Services & Supplies	1,632	56,283
	Kia Motors Corp.	Automobiles	19,848	1,211,792
	Korea Aerospace Industries Ltd.	Aerospace & Defense	4,992	174,219
a	Korea Electric Power Corp.	Electric Utilities	19,680	367,767
	Korea Gas Corp.	Gas Utilities	2,016	65,867
	Korea Investment Holdings Co. Ltd.	Capital Markets	2,928	189,394
a	Korea Shipbuilding & Offshore Engineering Co Ltd.	Machinery	3,312	242,925
	Korea Zinc Co. Ltd.	Metals & Mining	768	370,678
a	Korean Air Lines Co. Ltd.	Airlines	13,464	335,475
a	Krafton Inc.	Entertainment	2,160	490,970
	KT&G Corp.	Tobacco	8,400	559,284
	Kumho Petrochemical Co. Ltd.	Chemicals	1,344	171,874
a	L&F Co. Ltd.	Electronic Equipment, Instruments & Components	1,656	308,506
	LG Chem Ltd.	Chemicals	3,576	1,569,599
	LG Corp.	Industrial Conglomerates	6,816	429,638
	LG Display Co. Ltd.	Electronic Equipment, Instruments & Components	17,232	293,586
	LG Electronics Inc.	Household Durables	8,304	825,570
	LG Household & Health Care Ltd.	Personal Products	672	475,703
	LG Innotek Co. Ltd.	Electronic Equipment, Instruments & Components	1,080	344,837
	LG Uplus Corp.	Diversified Telecommunication Services	16,344	188,784
	Lotte Chemical Corp.	Chemicals	1,128	194,972
	Lotte Chilsung Beverage Co. Ltd.	Beverages	264	39,642
	Lotte Corp.	Industrial Conglomerates	2,040	54,532
	LOTTE Fine Chemical Co. Ltd.	Chemicals	1,344	87,822
	Lotte Shopping Co. Ltd.	Multiline Retail	864	68,290
	LS Corp.	Electrical Equipment	1,344	58,548
	Mando Corp.	Auto Components	2,520	104,580
a	Medytox Inc.	Biotechnology	336	36,288
	Meritz Financial Group Inc.	Diversified Financial Services	2,088	70,028
	Mirae Asset Daewoo Co. Ltd.	Capital Markets	11,016	40,854
	Mirae Asset Daewood Co. Ltd.	Capital Markets	25,992	183,566
	Naver Corp.	Interactive Media & Services	10,512	2,953,126
	NCSoft Corp.	Entertainment	1,296	499,880
b	Netmarble Corp., 144A	Entertainment	1,320	121,431
	NH Investment & Securities Co. Ltd.	Capital Markets	11,112	104,515
a	NHN Corp.	Entertainment	1,440	43,780
	Nongshim Co. Ltd.	Food Products	240	59,304
	OCI Co. Ltd.	Chemicals	1,392	120,589
	Orion Corp.	Food Products	1,680	123,084

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Korea ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	South Korea (continued)
	Ottogi Corp.	Food Products	96	$35,365
	Pan Ocean Co. Ltd.	Marine	14,520	83,738
a	Paradise Co. Ltd.	Hotels, Restaurants & Leisure	3,432	46,862
a	Pearl Abyss Corp.	Entertainment	2,376	195,051
	POSCO	Metals & Mining	4,992	1,206,762
	POSCO Chemical Co. Ltd.	Construction Materials	2,088	207,585
	Posco International Corp.	Trading Companies & Distributors	3,816	67,690
	S-1 Corp.	Commercial Services & Supplies	1,464	86,121
	S-Oil Corp.	Oil, Gas & Consumable Fuels	3,168	252,750
a,b	Samsung Biologics Co. Ltd., 144A	Life Sciences Tools & Services	1,035	706,196
	Samsung C&T Corp.	Industrial Conglomerates	6,456	607,222
	Samsung Card Co. Ltd.	Consumer Finance	2,328	62,039
	Samsung Electro-Mechanics Co. Ltd.	Electronic Equipment, Instruments & Components	4,296	584,827
	Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	175,896	10,100,542
a	Samsung Engineering Co. Ltd.	Construction & Engineering	12,168	263,027
	Samsung Fire & Marine Insurance Co. Ltd.	Insurance	2,520	455,328
a	Samsung Heavy Industries Co. Ltd.	Machinery	47,664	223,367
	Samsung Life Insurance Co. Ltd.	Insurance	4,896	266,199
	Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	4,056	1,994,452
	Samsung SDS Co. Ltd.	IT Services	2,688	307,156
	Samsung Securities Co. Ltd.	Capital Markets	4,872	168,423
	SD Biosensor Inc.	Health Care Equipment & Supplies	2,616	120,435
	Seegene Inc.	Biotechnology	2,184	92,077
a	Shin Poong Pharmaceutical Co. Ltd.	Pharmaceuticals	2,568	81,995
	Shinhan Financial Group Co. Ltd.	Banks	38,400	1,314,797
	Shinsegae Co. Ltd.	Multiline Retail	528	111,738
a,c	SillaJen Inc.	Biotechnology	1,616	—
a	SK Biopharmaceuticals Co. Ltd.	Pharmaceuticals	1,872	138,695
a	SK Bioscience Co. Ltd.	Biotechnology	1,536	198,962
	SK Chemicals Co. Ltd.	Chemicals	1,032	115,797
	SK Holdings Co. Ltd.	Industrial Conglomerates	2,784	555,858
	SK Hynix Inc.	Semiconductors & Semiconductor Equipment	39,936	3,887,998
a,b	SK IE Technology Co. Ltd., 144A	Chemicals	1,968	205,397
a	SK Innovation Co. Ltd.	Oil, Gas & Consumable Fuels	4,176	740,762
	SK Networks Co. Ltd.	Trading Companies & Distributors	10,128	39,441
a	SK Square Co. Ltd.	Semiconductors & Semiconductor Equipment	7,608	356,532
	SK Telecom Co. Ltd.	Wireless Telecommunication Services	4,296	201,677
	SKC Co. Ltd.	Chemicals	1,464	186,616
	Ssangyong Cement Industrial Co. Ltd.	Construction Materials	7,872	53,452
	Wemade Co. Ltd.	Entertainment	1,272	108,619
	Woori Financial Group Inc.	Banks	48,816	618,230
	Yuhan Corp.	Pharmaceuticals	3,888	187,335

	Total Common Stocks (Cost $57,526,786)			58,219,653

	Preferred Stocks 3.7%
	South Korea 3.7%
d	Amorepacific Corp., 1.239%, pfd.	Personal Products	792	51,948
d	CJ CheilJedang Corp., 3.006%, pfd.	Food Products	96	13,306
d	Hyundai Motor Co., 5.858%, pfd.	Automobiles	1,704	121,187
d	Hyundai Motor Co., 5.889%, pfd.	Automobiles	2,712	193,770
d	LG Chem Ltd., 4.414%, pfd.	Chemicals	600	135,143
d	LG Electronics Inc., 1.538%, pfd.	Household Durables	1,296	62,552
d	LG Household & Health Care Ltd., 2.377%, pfd.	Personal Products	168	70,274
d	Samsung Electronics Co. Ltd., 1.721%, pfd.	Technology Hardware, Storage & Peripherals	30,720	1,596,766
d	Samsung Fire & Marine Insurance Co. Ltd., 7.298%, pfd.	Insurance	216	29,316

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SCHEDULE OF INVESTMENTS

Franklin FTSE South Korea ETF (continued)

		Industry	Shares	Value
	Preferred Stocks (continued)
	South Korea (continued)
d	Samsung SDI Co. Ltd., 0.343%, pfd.	Electronic Equipment, Instruments & Components	96	$24,237

	Total Preferred Stocks (Cost $2,300,485)			2,298,499

	Rights 0.0%†
	South Korea 0.0%†
a	Samsung Biologics Co. Ltd., rts.	Life Sciences Tools & Services	69	10,703

	Total Investments (Cost $59,827,271) 98.6%			60,528,855

	Other Assets, less Liabilities 1.4%			832,587

	Net Assets 100.0%			$61,361,442

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $1,033,024, representing 1.7% of net assets.

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dVariable rate security. The rate shown represents the yield at period end.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
Kospi 200 Mini	Long	10	$754,301	6/09/22	$37,942

*As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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Financial Highlights

Franklin FTSE Switzerland ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$30.36	$24.44	$23.86	$23.11	$23.56

Income from investment operations[b]:

Net investment income[c]	0.70	0.88	1.06	0.53	0.22

Net realized and unrealized gains (losses)	3.62	5.74	(0.16)	0.83	(0.67)

Total from investment operations	4.32	6.62	0.90	1.36	(0.45)

Less distributions from net investment income	(0.68)	(0.70)	(0.32)	(0.61)	—

Net asset value, end of year	$34.00	$30.36	$24.44	$23.86	$23.11

Total return[d]	14.22%	27.54%	3.70%	6.13%	(1.91)%

Ratios to average net assets[e]

Total expenses	0.09%	0.09%	0.09%	0.09%	0.09%

Net investment income	2.07%	3.13%	4.12%	2.35%	6.54%

Supplemental data

Net assets, end of year (000’s)	$47,593	$48,570	$34,213	$2,386	$2,311

Portfolio turnover rate[f]	13.99%[g]	12.59%[g]	16.25%[g]	14.06%	2.72%

aFor the period February 6, 2018 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	13.99%	12.59%	16.25%

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Schedule of Investments, March 31, 2022

Franklin FTSE Switzerland ETF

		Industry	Shares	Value
	Common Stocks 98.4%
	Austria 0.2%
a	ams AG	Semiconductors & Semiconductor Equipment	7,000	$108,509

	Switzerland 98.2%
	ABB Ltd.	Electrical Equipment	47,446	1,555,497
	Adecco Group AG	Professional Services	4,494	205,154
	Alcon Inc.	Health Care Equipment & Supplies	13,034	1,043,853
	Baloise Holding AG	Insurance	1,274	228,566
	Banque Cantonale Vaudoise	Banks	798	69,546
	Barry Callebaut AG	Food Products	103	242,880
	Belimo Holding AG	Building Products	266	142,358
	BKW AG	Electric Utilities	518	65,295
	Chocoladefabriken Lindt & Spruengli AG	Food Products	59	706,525
	Cie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	14,826	1,901,079
a	Clariant AG	Chemicals	6,412	112,110
	Credit Suisse Group AG	Capital Markets	72,940	581,776
	DKSH Holding AG	Professional Services	1,008	85,164
	Emmi AG	Food Products	56	61,522
	EMS-Chemie Holding AG	Chemicals	201	196,905
a	Flughafen Zurich AG	Transportation Infrastructure	532	96,312
	Geberit AG	Building Products	993	617,435
	Georg Fischer AG	Machinery	116	139,666
	Givaudan AG	Chemicals	262	1,089,567
	Helvetia Holding AG	Insurance	994	130,373
	Julius Baer Group Ltd.	Capital Markets	6,062	354,926
	Kuehne + Nagel International AG	Marine	1,428	408,266
a	LafargeHolcim Ltd., B	Construction Materials	15,568	766,177
	Logitech International SA	Technology Hardware, Storage & Peripherals	4,144	311,616
	Lonza Group AG	Life Sciences Tools & Services	2,136	1,560,249
	Nestle SA	Food Products	71,988	9,402,834
	Novartis AG	Pharmaceuticals	57,036	5,035,778
	Partners Group Holding AG	Capital Markets	636	797,203
	PSP Swiss Property AG	Real Estate Management & Development	1,218	160,944
	Roche Holding AG, Bearer	Pharmaceuticals	714	314,230
	Roche Holding AG, Non-Voting	Pharmaceuticals	19,012	7,570,712
	Schindler Holding AG	Machinery	532	114,407
	Schindler Holding AG, PC	Machinery	1,162	251,277
	SGS SA	Professional Services	167	467,473
	SIG Combibloc Group AG	Containers & Packaging	9,534	242,429
	Sika AG	Chemicals	4,396	1,468,438
	Sonova Holding AG	Health Care Equipment & Supplies	1,512	636,839
	Straumann Holding AG	Health Care Equipment & Supplies	286	461,982
	Swatch Group AG	Textiles, Apparel & Luxury Goods	812	232,681
	Swatch Group AG	Textiles, Apparel & Luxury Goods	1,274	69,774
	Swiss Life Holding AG	Insurance	882	569,502
	Swiss Prime Site AG	Real Estate Management & Development	2,128	211,008
	Swiss Re AG	Insurance	8,190	784,246
	Swisscom AG	Diversified Telecommunication Services	728	439,055
	Tecan Group AG	Life Sciences Tools & Services	350	139,962
	Temenos AG	Software	1,708	165,186
	UBS Group AG	Capital Markets	92,022	1,814,441
b	VAT Group AG, 144A	Machinery	728	280,362

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SCHEDULE OF INVESTMENTS

Franklin FTSE Switzerland ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Switzerland (continued)
a	Vifor Pharma AG	Pharmaceuticals	1,428	$255,651
	Zurich Insurance Group AG	Insurance	4,326	2,147,370

				46,706,601

	Total Investments (Cost $43,069,926) 98.4%			46,815,110
	Other Assets, less Liabilities 1.6%			778,114

	Net Assets 100.0%			$47,593,224

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $280,362, representing 0.6% of net assets.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
Swiss Mid Cap Future Index	Long	18	$593,643	6/17/22	$34,416

*As of period end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE Taiwan ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$41.12		$23.18		$24.72	$26.34	$25.59

Income from investment operations[b]:

Net investment income (loss)[c]	0.98		0.74		0.89	0.47	(0.02)

Net realized and unrealized gains (losses)	2.64		17.99		(1.56)	(1.85)	0.77

Total from investment operations	3.62		18.73		(0.67)	(1.38)	0.75

Less distributions from net investment income	(1.07)		(0.79)		(0.87)	(0.24)	(—)[d]

Net asset value, end of year	$43.67		$41.12		$23.18	$24.72	$26.34

Total return[e]	8.72%		81.35%		(3.29)%	(5.15)%	2.93%

Ratios to average net assets[f]

Total expenses	0.19%		0.19%		0.19%	0.19%	0.19%

Net investment income (loss)	2.20%		2.24%		3.39%	1.96%	(0.19)%

Supplemental data

Net assets, end of year (000’s)	$43,667		$32,897		$13,906	$14,834	$5,268

Portfolio turnover rate[g]	17.76%	[h]	10.63%	[h]	12.57% [h]	8.71%	3.63%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	7.86%	10.63%	12.57%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE Taiwan ETF

		Industry	Shares	Value
	Common Stocks 100.0%
	China 1.4%
	Airtac International Group	Machinery	7,483	$243,152
	Silergy Corp.	Semiconductors & Semiconductor Equipment	3,000	359,144

				602,296

	Taiwan 98.6%
	Accton Technology Corp.	Communications Equipment	25,390	197,172
	Acer Inc.	Technology Hardware, Storage & Peripherals	136,000	142,164
	Advanced Energy Solution Holding Co. Ltd.	Electrical Equipment	1,100	48,758
	Advantech Co. Ltd.	Technology Hardware, Storage & Peripherals	20,148	259,836
	ASE Industrial Holding Co. Ltd.	Semiconductors & Semiconductor Equipment	163,700	591,346
	Asia Cement Corp.	Construction Materials	116,370	197,392
	ASMedia Technology Inc.	Semiconductors & Semiconductor Equipment	1,810	122,871
	ASPEED Technology Inc.	Semiconductors & Semiconductor Equipment	1,640	186,601
	Asustek Computer Inc.	Technology Hardware, Storage & Peripherals	33,640	438,530
	AU Optronics Corp.	Electronic Equipment, Instruments & Components	420,000	290,980
	Capital Securities Corp.	Capital Markets	95,000	54,543
	Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	34,550	174,248
	Cathay Financial Holding Co. Ltd.	Insurance	394,600	888,320
	Chailease Holding Co. Ltd.	Diversified Financial Services	63,640	563,068
	Chang Hwa Commercial Bank Ltd.	Banks	312,865	209,112
	Cheng Shin Rubber Industry Co. Ltd.	Auto Components	87,300	108,015
	Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	28,460	89,200
a	China Airlines Ltd.	Airlines	130,000	120,919
	China Development Financial Holding Corp.	Insurance	768,000	514,654
	China Motor Corp.	Automobiles	12,730	26,925
	China Steel Corp.	Metals & Mining	589,000	800,710
	Chunghwa Telecom Co. Ltd.	Diversified Telecommunication Services	181,820	805,931
	Compal Electronics Inc.	Technology Hardware, Storage & Peripherals	196,000	183,334
	CTBC Financial Holding Co. Ltd.	Banks	866,000	888,624
	Delta Electronics Inc.	Electronic Equipment, Instruments & Components	102,730	962,707
	E Ink Holdings Inc.	Electronic Equipment, Instruments & Components	42,800	276,355
	E.Sun Financial Holding Co. Ltd.	Banks	604,792	697,638
	Eclat Textile Co. Ltd.	Textiles, Apparel & Luxury Goods	9,500	158,325
	eMemory Technology Inc.	Semiconductors & Semiconductor Equipment	3,273	211,334
a	ENNOSTAR Inc.	Semiconductors & Semiconductor Equipment	30,910	77,136
	Eternal Materials Co. Ltd.	Chemicals	47,300	60,009
a	EVA Airways Corp.	Airlines	117,000	131,695
	Evergreen Marine Corp. Taiwan Ltd.	Marine	126,405	595,594
	Far Eastern International Bank	Banks	102,770	43,760
	Far Eastern New Century Corp.	Industrial Conglomerates	187,000	198,412
	Far EasTone Telecommunications Co. Ltd.	Wireless Telecommunication Services	76,000	194,964
	Feng Tay Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	21,370	142,832
	First Financial Holding Co. Ltd.	Banks	488,069	484,636
	Formosa Chemicals & Fibre Corp.	Chemicals	163,700	451,366
	Formosa Petrochemical Corp.	Oil, Gas & Consumable Fuels	65,460	215,447
	Formosa Plastics Corp.	Chemicals	232,730	865,077
	Formosa Sumco Technology Corp.	Semiconductors & Semiconductor Equipment	2,730	27,584
	Formosa Taffeta Co. Ltd.	Textiles, Apparel & Luxury Goods	49,000	48,228
	Foxconn Technology Co. Ltd.	Electronic Equipment, Instruments & Components	52,730	115,577
	Fubon Financial Holding Co. Ltd.	Insurance	334,857	894,074
	Genius Electronic Optical Co. Ltd.	Electronic Equipment, Instruments & Components	3,790	60,253
	Giant Manufacturing Co. Ltd.	Leisure Products	14,550	132,289
	Globalwafers Co. Ltd.	Semiconductors & Semiconductor Equipment	10,090	236,301
	Hiwin Technologies Corp.	Machinery	13,187	110,461
	Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	570,000	2,108,790
	Hotai Motor Co. Ltd.	Specialty Retail	15,190	317,038
a	HTC Corp.	Technology Hardware, Storage & Peripherals	34,000	70,251
	Hua Nan Financial Holdings Co. Ltd.	Banks	468,883	398,489

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SCHEDULE OF INVESTMENTS

Franklin FTSE Taiwan ETF (continued)

		Industry	Shares	Value
	Common Stocks (continued)
	Taiwan (continued)
	Innolux Corp.	Electronic Equipment, Instruments & Components	434,000	$254,479
	Inventec Corp.	Technology Hardware, Storage & Peripherals	145,000	125,002
	Largan Precision Co. Ltd.	Electronic Equipment, Instruments & Components	4,900	322,374
	Lite-On Technology Corp.	Technology Hardware, Storage & Peripherals	101,900	242,200
	MediaTek Inc.	Semiconductors & Semiconductor Equipment	70,680	2,232,532
	Mega Financial Holding Co. Ltd.	Banks	520,000	778,598
	Micro-Star International Co. Ltd.	Technology Hardware, Storage & Peripherals	32,800	148,823
	momo.com Inc.	Internet & Direct Marketing Retail	2,165	71,105
	Nan Ya Plastics Corp.	Chemicals	269,100	875,351
	Nan Ya Printed Circuit Board Corp.	Electronic Equipment, Instruments & Components	10,000	182,887
	Nanya Technology Corp.	Semiconductors & Semiconductor Equipment	39,100	94,436
	Nien Made Enterprise Co. Ltd.	Household Durables	6,600	77,514
	Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	27,140	404,000
a	OBI Pharma Inc.	Biotechnology	8,266	32,024
a	Oneness Biotech Co. Ltd.	Pharmaceuticals	14,300	107,057
	Parade Technologies Ltd.	Semiconductors & Semiconductor Equipment	3,360	212,261
	Pegatron Corp.	Technology Hardware, Storage & Peripherals	97,000	245,111
	Pou Chen Corp.	Textiles, Apparel & Luxury Goods	127,000	139,848
	Powertech Technology Inc.	Semiconductors & Semiconductor Equipment	33,700	111,739
	President Chain Store Corp.	Food & Staples Retailing	26,820	246,188
	Quanta Computer Inc.	Technology Hardware, Storage & Peripherals	127,280	392,260
	Realtek Semiconductor Corp.	Semiconductors & Semiconductor Equipment	22,608	339,694
	Ruentex Development Co. Ltd.	Real Estate Management & Development	74,600	206,474
	Shin Kong Financial Holding Co. Ltd.	Insurance	609,565	229,772
	Sino-American Silicon Products Inc.	Semiconductors & Semiconductor Equipment	25,460	157,284
	SinoPac Financial Holdings Co. Ltd.	Banks	500,000	321,100
	Synnex Technology International Corp.	Electronic Equipment, Instruments & Components	64,600	169,777
	Taishin Financial Holding Co. Ltd.	Banks	516,985	369,900
	Taiwan Business Bank	Banks	243,653	109,277
	Taiwan Cement Corp.	Construction Materials	258,852	450,822
	Taiwan Cooperative Financial Holding Co. Ltd.	Banks	468,249	482,933
	Taiwan Fertilizer Co. Ltd.	Chemicals	35,000	89,542
	Taiwan Glass Industry Corp.	Building Products	78,000	68,604
	Taiwan High Speed Rail Corp.	Transportation Infrastructure	100,000	100,693
	Taiwan Mobile Co. Ltd.	Wireless Telecommunication Services	78,190	286,545
	Taiwan Secom Co. Ltd.	Commercial Services & Supplies	13,640	51,891
	Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	424,350	8,842,013
	Teco Electric & Machinery Co. Ltd.	Electrical Equipment	92,000	103,234
	The Shanghai Commercial & Savings Bank Ltd.	Banks	156,000	273,326
	Transcend Information Inc.	Technology Hardware, Storage & Peripherals	13,640	35,419
	U-Ming Marine Transport Corp.	Marine	20,000	41,254
	Uni-President Enterprises Corp.	Food Products	229,100	524,544
	Unimicron Technology Corp.	Electronic Equipment, Instruments & Components	60,000	521,439
	United Microelectronics Corp.	Semiconductors & Semiconductor Equipment	555,460	1,046,885
	Vanguard International Semiconductor Corp.	Semiconductors & Semiconductor Equipment	42,730	185,676
	Voltronic Power Technology Corp.	Electrical Equipment	2,420	123,316
	Walsin Lihwa Corp.	Electrical Equipment	150,000	153,919
a	Walsin Technology Corp.	Electronic Equipment, Instruments & Components	23,640	117,162
	Wan Hai Lines Ltd.	Marine	38,200	211,322
	Win Semiconductors Corp.	Semiconductors & Semiconductor Equipment	19,500	181,038
	Winbond Electronics Corp.	Semiconductors & Semiconductor Equipment	140,000	152,453
	Wistron Corp.	Technology Hardware, Storage & Peripherals	137,000	142,253
	Wiwynn Corp.	Technology Hardware, Storage & Peripherals	4,340	154,505
	Yageo Corp.	Electronic Equipment, Instruments & Components	21,820	330,520
a	Yang Ming Marine Transport Corp.	Marine	79,000	343,280
	Yuanta Financial Holding Co. Ltd.	Diversified Financial Services	555,560	511,903
	Yulon Motor Co. Ltd.	Automobiles	26,165	37,168

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SCHEDULE OF INVESTMENTS

Franklin FTSE Taiwan ETF (continued)

	Industry	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Yulon Nissan Motor Co. Ltd.	Automobiles	910	$7,988
Zhen Ding Technology Holding Ltd.	Electronic Equipment, Instruments & Components	30,000	112,560

			43,073,149

Total Investments (Cost $30,275,748) 100.0%			43,675,445
Other Assets, less Liabilities 0.0%†			(8,895)

Net Assets 100.0%			$43,666,550

†Rounds to less than 0.1% of net assets.

aNon-income producing.

306	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin FTSE United Kingdom ETF

	Year Ended March 31,

	2022		2021		2020	2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.78		$17.92		$24.23	$25.23	$24.89

Income from investment operations[b]:

Net investment income[c]	0.95		0.84		1.08	1.05	0.38

Net realized and unrealized gains (losses)	1.47		5.62		(6.30)	(1.21)	0.07

Total from investment operations	2.42		6.46		(5.22)	(0.16)	0.45

Less distributions from net investment income	(0.74)		(0.60)		(1.09)	(0.84)	(0.11)

Net asset value, end of year	$25.46		$23.78		$17.92	$24.23	$25.23

Total return[d]	10.27%		36.19%		(22.42)%	(0.51)%	1.80%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.09%		0.09%		0.09%	0.09%	0.09%

Expenses net of waiver and payments by affiliates	0.09%		0.09%		0.09%	0.09%	0.09%

Net investment income	3.77%		3.98%		4.84%	4.46%	3.68%

Supplemental data

Net assets, end of year (000’s)	$613,573		$205,673		$89,624	$29,076	$2,523

Portfolio turnover rate[f]	5.76%	[g]	7.26%	[g]	4.41% [g]	10.10%	1.61%

aFor the period November 2, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	5.76%	7.26%	4.41%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	307

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin FTSE United Kingdom ETF

		Industry	Shares	Value
	Common Stocks 98.9%
	Australia 3.2%
	Rio Tinto PLC	Metals & Mining	248,230	$19,874,663

	Bermuda 0.1%
	Hiscox Ltd.	Insurance	76,028	984,606

	Chile 0.3%
	Antofagasta PLC	Metals & Mining	78,566	1,730,618

	Czech Republic 0.1%
a	Avast PLC, 144A	Software	125,521	935,413

	Germany 0.1%
b,c	TUI AG	Hotels, Restaurants & Leisure	244,598	779,361

	Ireland 4.0%
	CRH PLC	Construction Materials	176,894	7,154,921
	DCC PLC	Industrial Conglomerates	22,654	1,767,572
	Experian PLC	Professional Services	208,706	8,109,137
b	Flutter Entertainment PLC	Hotels, Restaurants & Leisure	40,006	4,677,444
	Smurfit Kappa Group PLC	Containers & Packaging	58,804	2,642,492

				24,351,566

	Isle Of Man 0.5%
b	GVC Holdings PLC	Hotels, Restaurants & Leisure	133,996	2,899,560

	Mexico 0.1%
	Fresnillo PLC	Metals & Mining	41,171	397,885

	Netherlands 7.9%
	Shell PLC	Oil, Gas & Consumable Fuels	1,744,358	48,426,127

	Nigeria 0.1%
a	Airtel Africa PLC, 144A	Wireless Telecommunication Services	227,986	418,748

d	Russia 0.0%†
	Evraz PLC	Metals & Mining	128,818	—
	Raspadskaya OJSC	Metals & Mining	54,475	—

				—

	Switzerland 3.4%
	Coca-Cola HBC AG	Beverages	44,111	928,970
b	Glencore PLC	Metals & Mining	2,994,666	19,714,642

				20,643,612

	United Kingdom 79.1%
	3i Group PLC	Capital Markets	217,382	3,974,111
	Abrdn PLC	Capital Markets	488,216	1,381,398
	Admiral Group PLC	Insurance	50,610	1,707,873
	Anglo American PLC	Metals & Mining	278,114	14,546,458
	Ashtead Group PLC	Trading Companies & Distributors	102,184	6,502,348
	Associated British Foods PLC	Food Products	79,530	1,740,334
	AstraZeneca PLC	Pharmaceuticals	353,306	47,132,090
a	Auto Trader Group PLC, 144A	Interactive Media & Services	211,116	1,758,969
	AVEVA Group PLC	Software	27,474	886,255
	Aviva PLC	Insurance	852,176	5,072,643
	B&M European Value Retail SA	Multiline Retail	212,562	1,495,065
	BAE Systems PLC	Aerospace & Defense	723,000	6,829,205
	Barclays PLC	Banks	3,826,116	7,470,846
	Barratt Developments PLC	Household Durables	229,887	1,581,205
	Bellway PLC	Household Durables	28,438	910,611
	Berkeley Group Holdings PLC	Household Durables	23,526	1,158,484
	BP PLC	Oil, Gas & Consumable Fuels	4,381,380	21,652,989
	British American Tobacco PLC	Tobacco	521,042	21,915,235

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SCHEDULE OF INVESTMENTS

Franklin FTSE United Kingdom ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	United Kingdom (continued)
	British Land Co. PLC	Equity Real Estate Investment Trusts (REITs	)	213,526	$1,491,162
	BT Group PLC	Diversified Telecommunication Services		1,590,600	3,815,750
	Bunzl PLC	Trading Companies & Distributors		76,638	2,994,874
	Burberry Group PLC	Textiles, Apparel & Luxury Goods		91,580	2,018,490
b	Centrica PLC	Multi-Utilities		1,343,816	1,416,884
	Compass Group PLC	Hotels, Restaurants & Leisure		406,808	8,837,795
a	ConvaTec Group PLC, 144A	Health Care Equipment & Supplies		373,068	1,059,028
	Croda International PLC	Chemicals		30,848	3,200,544
	Dechra Pharmaceuticals PLC	Pharmaceuticals		24,100	1,287,021
a,b	Deliveroo PLC, 144A	Internet & Direct Marketing Retail		294,020	436,286
	Derwent London PLC	Equity Real Estate Investment Trusts (REITs	)	23,136	977,526
	Diageo PLC	Beverages		524,416	26,676,408
	Direct Line Insurance Group PLC	Insurance		302,214	1,094,651
	Dr. Martens PLC	Textiles, Apparel & Luxury Goods		127,248	400,088
	DS Smith PLC	Containers & Packaging		294,984	1,251,007
b	easyJet PLC	Airlines		84,071	616,112
	Electrocomponents PLC	Trading Companies & Distributors		107,486	1,534,093
	Ferguson PLC	Trading Companies & Distributors		50,610	6,916,784
	GlaxoSmithKline PLC	Pharmaceuticals		1,128,844	24,482,218
	Halma PLC	Electronic Equipment, Instruments & Components		86,760	2,867,238
	Hargreaves Lansdown PLC	Capital Markets		85,796	1,138,671
	Hikma Pharmaceuticals PLC	Pharmaceuticals		38,258	1,038,175
	HomeServe PLC	Commercial Services & Supplies		62,364	692,201
	Howden Joinery Group PLC	Trading Companies & Distributors		130,622	1,320,489
	HSBC Holdings PLC	Banks		4,667,688	32,289,580
	IMI PLC	Machinery		58,322	1,046,643
	Imperial Brands PLC	Tobacco		214,008	4,537,966
b	Informa PLC	Media		343,666	2,723,073
	InterContinental Hotels Group PLC	Hotels, Restaurants & Leisure		41,934	2,865,525
	Intermediate Capital Group PLC	Capital Markets		63,624	1,495,724
b	International Consolidated Airlines Group SA	Airlines		251,458	470,931
	Intertek Group PLC	Professional Services		36,632	2,519,616
b	ITV PLC	Media		852,658	919,677
	J Sainsbury PLC	Food & Staples Retailing		388,974	1,294,185
	JD Sports Fashion PLC	Specialty Retail		559,299	1,091,715
	Johnson Matthey PLC	Chemicals		43,380	1,072,930
	Kingfisher PLC	Specialty Retail		469,468	1,578,692
	Land Securities Group PLC	Equity Real Estate Investment Trusts (REITs	)	161,952	1,675,168
	Legal & General Group PLC	Insurance		1,349,600	4,833,308
	Lloyds Banking Group PLC	Banks		16,191,344	10,031,345
	London Stock Exchange Group PLC	Capital Markets		82,904	8,695,335
	M&G PLC	Diversified Financial Services		589,486	1,716,837
b	Meggitt PLC	Aerospace & Defense		176,466	1,766,279
	Melrose Industries PLC	Industrial Conglomerates		1,000,150	1,644,085
	Mondi PLC	Paper & Forest Products		110,378	2,167,586
	National Grid PLC	Multi-Utilities		825,184	12,737,879
	Natwest Group PLC	Banks		1,175,116	3,340,442
	Next PLC	Multiline Retail		28,920	2,296,837
b	NMC Health PLC	Health Care Providers & Services		3,705	—
b	Ocado Group PLC	Food & Staples Retailing		111,824	1,724,100
	Pearson PLC	Media		171,110	1,691,042
	Pennon Group PLC	Water Utilities		61,762	874,179
	Persimmon PLC	Household Durables		71,818	2,033,969
	Phoenix Group Holdings PLC	Insurance		166,290	1,344,327
	Prudential PLC	Insurance		627,564	9,370,043
	Reckitt Benckiser Group PLC	Household Products		144,600	11,103,408
	RELX PLC	Professional Services		424,642	13,323,475

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SCHEDULE OF INVESTMENTS

Franklin FTSE United Kingdom ETF (continued)

		Industry		Shares	Value
	Common Stocks (continued)
	United Kingdom (continued)
	Renishaw PLC	Electronic Equipment, Instruments & Components		7,840	$399,482
	Rentokil Initial PLC	Commercial Services & Supplies		427,052	2,957,583
	Rightmove PLC	Interactive Media & Services		192,318	1,602,348
[b]	Rolls-Royce Holdings PLC	Aerospace & Defense		1,899,562	2,528,571
	Royal Mail PLC	Air Freight & Logistics		206,367	893,936
	Schroders PLC	Capital Markets		25,546	1,086,752
	Segro PLC	Equity Real Estate Investment Trusts (REITs	)	272,812	4,833,010
	Severn Trent PLC	Water Utilities		57,358	2,324,519
	Smith & Nephew PLC	Health Care Equipment & Supplies		201,476	3,236,336
	Smiths Group PLC	Industrial Conglomerates		88,206	1,686,882
	Spirax-Sarco Engineering PLC	Machinery		16,870	2,784,261
	SSE PLC	Electric Utilities		243,410	5,603,696
	St. James’s Place Capital PLC	Capital Markets		120,500	2,298,138
	Standard Chartered PLC	Banks		576,954	3,875,718
	Tate & Lyle PLC	Food Products		106,853	1,030,118
	Taylor Wimpey PLC	Household Durables		822,038	1,414,614
	Tesco PLC	Food & Staples Retailing		1,723,150	6,261,850
	The Sage Group PLC	Software		233,770	2,158,247
b	THG PLC	Internet & Direct Marketing Retail		212,737	257,692
	Travis Perkins PLC	Trading Companies & Distributors		49,164	800,732
	Unilever PLC	Personal Products		583,220	26,530,838
	United Utilities Group PLC	Water Utilities		154,722	2,290,773
	Vodafone Group PLC	Wireless Telecommunication Services		6,172,492	10,145,765
	Weir Group PLC	Machinery		59,286	1,280,947
b	Whitbread PLC	Hotels, Restaurants & Leisure		45,581	1,714,607
b	Wise PLC, A	IT Services		106,522	694,249
	WPP PLC	Media		253,050	3,341,779

					485,588,958

	Total Common Stocks (Cost $598,098,706)				607,031,117

	Short Term Investments 0.1%
	Investments from Cash Collateral Received for Loaned Securities 0.1%
	United States 0.1%
e,f	Institutional Fiduciary Trust Portfolio, 0.01%	Money Market Funds		620,830	620,830

	Total Short Term Investments				620,830

	Total Investments (Cost $598,719,536) 99.0%				607,651,947
	Other Assets, less Liabilities 1.0%				5,920,553

	Net Assets 100.0%				$613,572,500

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $4,608,444, representing 0.8% of net assets.

bNon-income producing.

cA portion or all of the security is on loan at March 31, 2022. See Note 1(d).

dFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

eThe rate shown is the annualized seven-day effective yield at period end.

fSee Note 3(c) regarding investments in affiliated management investment companies.

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Franklin FTSE United Kingdom ETF (continued)

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Equity Contracts
FTSE 100 Index	Long	53	$5,223,916	6/17/22	$231,258

*As of year end.

See Note 8 regarding other derivative information.

See Abbreviations on page 365.

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$38,246,312	$24,550,745	$480,558,386	$35,766,724
Cost – Non-controlled affiliates (Note 3c)	6,825	—	—	—
Value – Unaffiliated issuers+	$38,855,934	$29,923,819	$524,011,692	$43,249,594
Value – Non-controlled affiliates (Note 3c)	6,825	—	—	—
Cash	—	—	439,511	—
Foreign currency, at value (cost $18,991, $263,226, $1,968,663 and $2,209, respectively)	19,030	263,335	1,967,254	2,203
Receivables:
Dividends and interest	95,445	93,931	877,932	74,407
Investment securities sold	—	—	1,025,597	—
Capital shares sold	—	—	—	1,828,371
Deposits with brokers for:
Futures contracts	—	—	591,299	—

Total assets	38,977,234	30,281,085	528,913,285	45,154,575

Liabilities:
Payables:
Investment securities purchased	—	—	1,009,486	1,825,128
Management fees	5,346	2,158	73,350	3,075
Variation margin on futures contracts	—	—	10,946	—
Funds advanced by custodian	36,007	310,743	—	37,561
Deferred tax	178,005	—	—	—
Payable upon return of securities loaned	6,825	—	—	—

Total liabilities	226,183	312,901	1,093,782	1,865,764

Net assets, at value	$38,751,051	$29,968,184	$527,819,503	$43,288,811

Net assets consist of:
Paid-in capital	$40,272,908	$25,245,438	$539,499,599	$36,011,481
Total distributable earnings (loss)	(1,521,857)	4,722,746	(11,680,096)	7,277,330

Net assets, at value	$38,751,051	$29,968,184	$527,819,503	$43,288,811

Shares outstanding	1,600,000	950,000	22,400,000	1,200,000

Net asset value per share	$24.22	$31.55	$23.56	$36.07

+Includes securities loaned	6,552	—	—	—

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$137,359,778	$166,350,889	$21,194,332	$9,767,508
Cost – Non-controlled affiliates (Note 3c)	78,125	—	—	—
Value – Unaffiliated issuers+	$111,432,476	$183,545,958	$21,610,612	$10,076,864
Value – Non-controlled affiliates (Note 3c)	78,125	—	—	—
Cash	4,823	131,416	—	28
Foreign currency, at value (cost $29,712, $214,975, $53,817 and $3,082, respectively)	29,589	215,087	54,144	3,105
Receivables:
Dividends and interest++	4,014	892,312	76,683	8,617
Investment securities sold	—	54,901	8,196	4
Deposits with brokers for:
Futures contracts	—	119,851	—	—
Unrealized appreciation on OTC forward exchange contracts	—	—	242,835	—
Other assets	—	121	36	—

Total assets	111,549,027	184,959,646	21,992,506	10,088,618

Liabilities:
Payables:
Investment securities purchased	—	79,932	218,919	—
Management fees	17,144	13,276	1,606	737
Variation margin on futures contracts	—	9,356	—	—
Funds advanced by custodian	—	—	57,004	—
Payable upon return of securities loaned	78,125	—	—	—
Unrealized depreciation on OTC forward exchange contracts	—	—	20,304	—

Total liabilities	95,269	102,564	297,833	737

Net assets, at value	$111,453,758	$184,857,082	$21,694,673	$10,087,881

Net assets consist of:
Paid-in capital	$150,130,402	$170,751,611	$21,427,507	$9,920,684
Total distributable earnings (loss)	(38,676,644)	14,105,471	267,166	167,197

Net assets, at value	$111,453,758	$184,857,082	$21,694,673	$10,087,881

Shares outstanding	5,200,000	6,800,000	800,000	350,000

Net asset value per share	$21.43	$27.18	$27.12	$28.82

+Includes securities loaned	75,319	—	—	—
+Includes European Union tax reclaim	—	399,851	19,754	—

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$18,541,027	$18,719,156	$42,099,389	$3,335,664
Value – Unaffiliated issuers	$16,761,581	$17,507,114	$51,026,869	$3,697,979
Cash	435	98	63,013	—
Foreign currency, at value (cost $13,430, $22,140, $7,048 and $3, respectively)	13,552	22,124	7,066	3
Receivables:
Dividends and interest++	383	38,330	6,675	426
Variation margin on futures contracts	—	130	—	—
Deposits with brokers for:
Futures contracts	—	6,912	5,280	—

Total assets	16,775,951	17,574,708	51,108,903	3,698,408

Liabilities:
Payables:
Management fees	1,242	1,318	7,785	267
Variation margin on futures contracts	—	—	160	—
Funds advanced by custodian	—	—	—	29
Deferred tax	—	—	961,042	—

Total liabilities	1,242	1,318	968,987	296

Net assets, at value	$16,774,709	$17,573,390	$50,139,916	$3,698,112

Net assets consist of:
Paid-in capital	$18,985,683	$19,476,027	$44,627,756	$3,728,641
Total distributable earnings (loss)	(2,210,974)	(1,902,637)	5,512,160	(30,529)

Net assets, at value	$16,774,709	$17,573,390	$50,139,916	$3,698,112

Shares outstanding	750,000	750,000	1,600,000	150,000

Net asset value per share	$22.37	$23.43	$31.34	$24.65

+Includes European Union tax reclaim	—	—	—	450

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$825,353,088	$26,791,105	$6,680,052	$9,772,686
Cost – Non-controlled affiliates (Note 3c)	251,746	695,758	—	—
Value – Unaffiliated issuers	$780,672,736	$24,525,653	$7,544,729	$12,369,785
Value – Non-controlled affiliates (Note 3c)	251,746	695,758	—	—
Cash	—	—	8,285	3,596
Foreign currency, at value (cost $884,250, $4,710, $7,275 and $495, respectively)	888,647	4,740	7,386	501
Receivables:
Dividends and interest	7,483,677	219,278	12,796	—
Investment securities sold	—	—	9,833	—
Variation margin on futures contracts	—	—	1,012	—
Deposits with brokers for:
Futures contracts	423,893	12,111	1,598	—
Unrealized appreciation on OTC forward exchange contracts	—	617,914	—	—

Total assets	789,720,699	26,075,454	7,585,639	12,373,882

Liabilities:
Payables:
Investment securities purchased	1	1,286,262	9,682	—
Management fees	57,466	1,085	1,125	1,857
Variation margin on futures contracts	25,945	746	—	—
Unrealized depreciation on OTC forward exchange contracts	—	67,566	—	—

Total liabilities	83,412	1,355,659	10,807	1,857

Net assets, at value	$789,637,287	$24,719,795	$7,574,832	$12,372,025

Net assets consist of:
Paid-in capital	$840,995,519	$26,243,566	$7,042,821	$10,586,132
Total distributable earnings (loss)	(51,358,232)	(1,523,771)	532,011	1,785,893

Net assets, at value	$789,637,287	$24,719,795	$7,574,832	$12,372,025

Shares outstanding	28,800,000	800,000	300,000	450,000

Net asset value per share	$27.42	$30.90	$25.25	$27.49

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$22,476,787	$2,472,888	$4,736,976	$59,827,271
Value – Unaffiliated issuers	$—	$4,127,274	$5,950,861	$60,528,855
Cash	2,784	—	—	—
Foreign currency, at value (cost $-, $9,425, $28,275, and $706, respectively)	—	9,425	28,300	706
Receivables:
Dividends and interest	—	—	16,100	826,105
Variation margin on futures contracts	—	—	—	1,726
Deposits with brokers for:
Futures contracts	—	—	—	75,789
Other assets	—	—	—	3,264

Total assets	2,784	4,136,699	5,995,261	61,436,445

Liabilities:
Payables:
Investment securities purchased	—	—	15,584	—
Management fees	82	1,336	919	4,568
Funds advanced by custodian	—	5,053	21,013	70,435

Total liabilities	82	6,389	37,516	75,003

Net assets, at value	$2,702	$4,130,310	$5,957,745	$61,361,442

Net assets consist of:
Paid-in capital	$23,177,931	$2,482,525	$5,004,297	$70,198,938
Total distributable earnings (loss)	(23,175,229)	1,647,785	953,448	(8,837,496)

Net assets, at value	$2,702	$4,130,310	$5,957,745	$61,361,442

Shares outstanding	800,000	100,000	200,000	2,400,000

Net asset value per share	$—	$41.30	$29.79	$25.57

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FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$43,069,926	$30,275,748	$598,098,706
Cost – Non-controlled affiliates (Note 3c)	—	—	620,830
Value – Unaffiliated issuers+	$46,815,110	$43,675,445	$607,031,117
Value – Non-controlled affiliates (Note 3c)	—	—	620,830
Cash	—	—	31
Foreign currency, at value (cost $179,307, $3,296 and $1,671,409, respectively)	181,497	3,291	1,672,722
Receivables:
Dividends and interest++	556,671	50,663	4,601,472
Investment securities sold	—	4,390,280	1,002,222
Deposits with brokers for:
Futures contracts	62,911	—	333,281

Total assets	47,616,189	48,119,679	615,261,675

Liabilities:
Payables:
Investment securities purchased	—	—	1,001,788
Capital shares redeemed	—	4,387,475	—
Management fees	3,484	7,723	45,283
Variation margin on futures contracts	5,894	—	21,274
Funds advanced by custodian	13,587	57,931	—
Payable upon return of securities loaned	—	—	620,830

Total liabilities	22,965	4,453,129	1,689,175

Net assets, at value	$47,593,224	$43,666,550	$613,572,500

Net assets consist of:
Paid-in capital	$43,894,084	$31,022,273	$606,589,387
Total distributable earnings (loss)	3,699,140	12,644,277	6,983,113

Net assets, at value	$47,593,224	$43,666,550	$613,572,500

Shares outstanding	1,400,000	1,000,000	24,100,000

Net asset value per share	$34.00	$43.67	$25.46

+Includes securities loaned	—	—	589,924
++Includes European Union tax reclaim	—	—	9,944

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FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2022

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$726,843	$1,146,795	$18,764,919	$752,998
Non-cash dividends	—	111,624	2,408,669	—
Interest:
Unaffiliated issuers	96	—	—	—
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	215	—	—	—

Total investment income	727,154	1,258,419	21,173,588	752,998

Expenses:
Management fees (Note 3a)	62,932	22,546	444,127	27,497

Total expenses	62,932	22,546	444,127	27,497
Expenses waived/paid by affiliates (Note 3c)	(199)	—	—	—

Net investment income	664,421	1,235,873	20,729,461	725,501

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(926,498)	(466,496)	(18,940,832)	(202,318)
Foreign currency transactions	(17,931)	1,551	49,972	548
Futures contracts	(35,205)	—	8,892	—

Net realized gain (loss)	(979,634)	(464,945)	(18,881,968)	(201,770)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(3,172,680)	2,889,099	69,246,985	5,384,499
Translation of other assets and liabilities denominated in foreign currencies	1,030	3,390	109,436	399
Futures contracts	8,013	—	200,128	—
Change in deferred taxes on unrealized appreciation	(111,783)	—	—	—

Net change in unrealized appreciation (depreciation)	(3,275,420)	2,892,489	69,556,549	5,384,898

Net realized and unrealized gain (loss)	(4,255,054)	2,427,544	50,674,581	5,183,128

Net increase (decrease) in net assets resulting from operations	$(3,590,633)	$3,663,417	$71,404,042	$5,908,629

[a]Foreign taxes withheld on dividends	$84,269	$12,360	$588,078	$142,573

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$2,436,753	$5,678,990	$482,188	$151,937
Non-cash dividends	—	611,767	49,648	125,374
Interest from securities loaned (Note 1d):
Unaffiliated issuers (net of fees and rebates)	5572	879	—	—
Non-Controlled affiliates (Note3c)	72

Total investment income	2,442,397	6,291,636	531,836	277,311

Expenses:
Management fees (Note 3a)	233,670	185,554	16,743	8,726
Other	—	355	41	—

Total expenses	233,670	185,909	16,784	8,726
Expenses waived/paid by affiliates (Note 3c)	(537)	(7)	(24)	—

Net investment income	2,209,264	6,105,734	515,076	268,585

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,911,853)	(181,796)	(288,379)	(83,592)
In-kind redemptions	2,285,872	26,311,861	—	—
Foreign currency transactions	(12,775)	(7,317)	(1,621)	(444)
Forwards exchange contracts	—	—	1,038,539	—
Futures contracts	(136,258)	54,362	10,305	—

Net realized gain (loss)	(4,775,014)	26,177,110	758,844	(84,036)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(42,279,787)	(24,328,883)	(144,321)	(57,318)
Translation of other assets and liabilities denominated in foreign currencies	—	3,437	444	123
Futures contracts	5,342	66,549	(2,183)	—
Forward exchange contracts	—	—	(75,006)	—

Net change in unrealized appreciation (depreciation)	(42,274,445)	(24,258,897)	(221,066)	(57,195)

Net realized and unrealized gain (loss)	(47,049,459)	1,918,213	537,778	(141,231)

Net increase (decrease) in net assets resulting from operations	$(44,840,195)	$8,023,947	$1,052,854	$127,354

[a]Foreign taxes withheld on dividends	$149,187	$681,560	$59,221	$48,466

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FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$437,958	$504,886	$389,137	$131,408

Total investment income	437,958	504,886	389,137	131,408

Expenses:
Management fees (Note 3a)	13,958	15,764	70,533	3,652
Other	9	—	—	2

Total expenses	13,967	15,764	70,533	3,654

Net investment income	423,991	489,122	318,604	127,754

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(191,364)	(400,282)	(528,435)	(27,387)
Foreign currency transactions	(1,546)	(267)	(3,657)	(199)
Futures contracts	983	(7,052)	(3,447)	1,105

Net realized gain (loss)	(191,927)	(407,601)	(535,539)	(26,481)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(2,763,147)	(2,850,910)	4,417,705	(211,263)
Translation of other assets and liabilities denominated in foreign currencies	192	(18)	(25)	(18)
Futures contracts	—	587	1,364	—
Change in deferred taxes on unrealized appreciation	—	—	(535,455)	—

Net change in unrealized appreciation (depreciation)	(2,762,955)	(2,850,341)	3,883,589	(211,281)

Net realized and unrealized gain (loss)	(2,954,882)	(3,257,942)	3,348,050	(237,762)

Net increase (decrease) in net assets resulting from operations	$(2,530,891)	$(2,768,820)	$3,666,654	$(110,008)

[a]Foreign taxes withheld on dividends	$42,993	$235	$116,817	$21,492

320	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$15,034,716	$380,846	$297,706	$272,158
Non-cash dividends	—	—	34,148	—

Total investment income	15,034,716	380,846	331,854	272,158

Expenses:
Management fees (Note 3a)	606,129	14,846	9,089	17,736
Other	192	11	—	—

Total expenses	606,321	14,857	9,089	17,736
Expenses waived/paid by affiliates (Note 3c)	(666)	(51)	—	—

Net investment income	14,429,061	366,040	322,765	254,422

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,978,676)	(226,261)	(237,482)	(159,406)
In-kind redemptions	17,578,996	663,170	—	—
Foreign currency transactions	(239,194)	(4,214)	3,112	1,301
Forwards exchange contracts	—	1,377,586	(19)	—
Futures contracts	(221,093)	(23,426)	(524)	—

Net realized gain (loss)	12,140,033	1,786,855	(234,913)	(158,105)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(89,543,512)	(1,845,466)	1,077,655	2,181,390
Translation of other assets and liabilities denominated in foreign currencies	47,330	1,688	1,117	(58)
Futures contracts	151,366	1,056	1,010	—
Forward exchange contracts	—	(294,907)	—	—

Net change in unrealized appreciation (depreciation)	(89,344,816)	(2,137,629)	1,079,782	2,181,332

Net realized and unrealized gain (loss)	(77,204,783)	(350,774)	844,869	2,023,227

Net increase (decrease) in net assets resulting from operations	$(62,775,722)	$15,266	$1,167,634	$2,277,649

[a]Foreign taxes withheld on dividends	$1,662,588	$42,082	$17,577	$19,345

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	321

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,143,180	$75,674	$149,219	$1,070,512
Non-cash dividends	—	—	—	252,889
Interest:
Unaffiliated issuers	—	—	—	2
Income from securities loaned: (Note 1d)
Unaffiliated issuers (net of fees and rebates)	—	—	—	6,117

Total investment income	1,143,180	75,674	149,219	1,329,520

Expenses:
Management fees (Note 3a)	34,065	13,658	7,552	61,504

Total expenses	34,065	13,658	7,552	61,504
Expenses waived/paid by affiliates (Note 3c)	—	—	—	(41)

Net investment income	1,109,115	62,016	141,667	1,268,057

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(179,344)	42,116	(80,518)	(5,359,853)
Foreign currency transactions	(5,625)	(42)	(1,224)	(48,017)
Forwards exchange contracts	61	(38)	—	—
Futures contracts	—	—	—	(42,446)

Net realized gain (loss)	(184,908)	42,036	(81,742)	(5,450,316)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(23,582,020)	1,061,595	824,343	(8,053,181)
Translation of other assets and liabilities denominated in foreign currencies	523	—	(93)	3,394
Futures contracts	—	—	—	35,632

Net change in unrealized appreciation (depreciation)	(23,581,497)	1,061,595	824,250	(8,014,155)

Net realized and unrealized gain (loss)	(23,766,405)	1,103,631	742,508	(13,464,471)

Net increase (decrease) in net assets resulting from operations	$(22,657,290)	$1,165,647	$884,175	$(12,196,414)

[a]Foreign taxes withheld on dividends	$132,011	$3,398	$23,247	$223,820

322	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$1,043,500	$1,076,457	$15,749,418
Income from securities loaned: (Note 1d)
Unaffiliated issuers (net of fees and rebates)	—	—	16,644
Non-Controlled affiliates (Note 3c)	—	—	25

Total investment income	1,043,500	1,076,457	15,766,087

Expenses:
Management fees (Note 3a)	43,425	85,546	367,329
Other	220	—	—

Total expenses	43,645	85,546	367,329
Expenses waived/paid by affiliates (Note 3c)	—	—	(153)

Net investment income	999,855	990,911	15,398,911

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(126,226)	(543,294)	(4,740,885)
In-kind redemptions	3,468,239	—	4,503,589
Foreign currency transactions	(317)	(4,481)	(95,952)
Forwards exchange contracts	—	(84)	—
Futures contracts	(12,337)	(2,809)	131,143

Net realized gain (loss)	3,329,359	(550,668)	(202,105)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	2,566,021	2,786,927	7,764,880
Translation of other assets and liabilities denominated in foreign currencies	8,172	(3,405)	4,217
Futures contracts	25,756	—	238,655

Net change in unrealized appreciation (depreciation)	2,599,949	2,783,522	8,007,752

Net realized and unrealized gain (loss)	5,929,308	2,232,854	7,805,647

Net increase (decrease) in net assets resulting from operations	$6,929,163	$3,223,765	$23,204,558

[a]Foreign taxes withheld on dividends	$168,856	$272,514	$82,081

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	323

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin FTSE Asia ex Japan ETF		Franklin FTSE Australia ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$664,421	$376,018	$1,235,873	$504,912
Net realized gain (loss)	(979,634)	(291,780)	(464,945)	407,134
Net change in unrealized appreciation (depreciation)	(3,275,420)	7,262,830	2,892,489	6,448,995

Net increase (decrease) in net assets resulting from operations	(3,590,633)	7,347,068	3,663,417	7,361,041

Distributions to shareholders: (Note 1f)	(744,268)	(347,651)	(1,262,140)	(369,523)

Capital share transactions: (Note 2)	8,769,376	12,605,123	4,271,838	8,483,275

Net increase (decrease) in net assets	4,434,475	19,604,540	6,673,115	15,474,793
Net assets:
Beginning of year	34,316,576	14,712,036	23,295,069	7,820,276

End of year	$38,751,051	$34,316,576	$29,968,184	$23,295,069

324	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Brazil ETF		Franklin FTSE Canada ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$20,729,461	$2,583,991	$725,501	$244,759
Net realized gain (loss)	(18,881,968)	(25,392,559)	(201,770)	(81,484)
Net change in unrealized appreciation (depreciation)	69,556,549	68,757,511	5,384,898	3,599,762

Net increase (decrease) in net assets resulting from operations	71,404,042	45,948,943	5,908,629	3,763,037

Distributions to shareholders: (Note 1f)	(16,614,538)	(3,244,165)	(639,656)	(170,739)

Capital share transactions: (Note 2)	365,373,593	(37,747,916)	13,859,588	15,691,933

Net increase (decrease) in net assets	420,163,097	4,956,862	19,128,561	19,284,231
Net assets:
Beginning of year	107,656,406	102,699,544	24,160,250	4,876,019

End of year	$527,819,503	$107,656,406	$43,288,811	$24,160,250

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	325

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE China ETF		Franklin FTSE Europe ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$2,209,264	$810,357	$6,105,734	$5,490,917
Net realized gain (loss)	(4,775,014)	(588,268)	26,177,110	9,094,885
Net change in unrealized appreciation (depreciation)	(42,274,445)	18,699,200	(24,258,897)	64,726,941

Net increase (decrease) in net assets resulting from operations	(44,840,195)	18,921,289	8,023,947	79,312,743

Distributions to shareholders: (Note 1f)	(1,744,579)	(880,709)	(7,497,235)	(4,581,765)

Capital share transactions: (Note 2)	37,256,442	53,934,391	(44,796,057)	63,039,215

Net increase (decrease) in net assets	(9,328,332)	71,974,971	(44,269,345)	137,770,193
Net assets:
Beginning of year	120,782,090	48,807,119	229,126,427	91,356,234

End of year	$111,453,758	$120,782,090	$184,857,082	$229,126,427

326	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Europe Hedged ETF		Franklin FTSE France ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$515,076	$155,027	$268,585	$112,786
Net realized gain (loss)	758,844	(555,366)	(84,036)	(675,930)
Net change in unrealized appreciation (depreciation)	(221,066)	2,245,041	(57,195)	3,137,166

Net increase (decrease) in net assets resulting from operations	1,052,854	1,844,702	127,354	2,574,022

Distributions to shareholders: (Note 1f)	(666,937)	(93,163)	(270,848)	(109,487)

Capital share transactions: (Note 2)	5,879,630	9,846,602	3,120,862	(4,055,531)

Net increase (decrease) in net assets	6,265,547	11,598,141	2,977,368	(1,590,996)
Net assets:
Beginning of year	15,429,126	3,830,985	7,110,513	8,701,509

End of year	$21,694,673	$15,429,126	$10,087,881	$7,110,513

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	327

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Germany ETF		Franklin FTSE Hong Kong ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$423,991	$186,390	$489,122	$499,556
Net realized gain (loss)	(191,927)	64,451	(407,601)	244,531
Net change in unrealized appreciation (depreciation)	(2,762,955)	2,486,044	(2,850,341)	4,939,038

Net increase (decrease) in net assets resulting from operations	(2,530,891)	2,736,885	(2,768,820)	5,683,125

Distributions to shareholders: (Note 1f)	(404,523)	(182,573)	(478,429)	(524,795)

Capital share transactions: (Note 2)	10,617,319	2,356,392	3,959,042	(3,730,050)

Net increase (decrease) in net assets	7,681,905	4,910,704	711,793	1,428,280
Net assets:
Beginning of year	9,092,804	4,182,100	16,861,597	15,433,317

End of year	$16,774,709	$9,092,804	$17,573,390	$16,861,597

328	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE India ETF		Franklin FTSE Italy ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$318,604	$116,966	$127,754	$100,370
Net realized gain (loss)	(535,539)	(608,636)	(26,481)	(136,896)
Net change in unrealized appreciation (depreciation)	3,883,589	6,744,772	(211,281)	1,456,119

Net increase (decrease) in net assets resulting from operations	3,666,654	6,253,102	(110,008)	1,419,593

Distributions to shareholders: (Note 1f)	(1,055,912)	(92,142)	(166,253)	(86,540)

Capital share transactions: (Note 2)	23,985,026	8,593,234	—	—

Net increase (decrease) in net assets	26,595,768	14,754,194	(276,261)	1,333,053
Net assets:
Beginning of year	23,544,148	8,789,954	3,974,373	2,641,320

End of year	$50,139,916	$23,544,148	$3,698,112	$3,974,373

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	329

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Japan ETF		Franklin FTSE Japan Hedged ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$14,429,061	$9,355,858	$366,040	$237,408
Net realized gain (loss)	12,140,033	20,175,822	1,786,855	50,651
Net change in unrealized appreciation (depreciation)	(89,344,816)	124,382,389	(2,137,629)	1,585,421

Net increase (decrease) in net assets resulting from operations	(62,775,722)	153,914,069	15,266	1,873,480

Distributions to shareholders: (Note 1f)	(15,304,771)	(8,307,221)	(162,493)	—

Capital share transactions: (Note 2)	268,783,660	137,476,616	303,836	18,420,312

Net increase (decrease) in net assets	190,703,167	283,083,464	156,609	20,293,792
Net assets:
Beginning of year	598,934,120	315,850,656	24,563,186	4,269,394

End of year	$789,637,287	$598,934,120	$24,719,795	$24,563,186

330	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Latin America ETF		Franklin FTSE Mexico ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$322,765	$62,831	$254,422	$78,918
Net realized gain (loss)	(234,913)	(78,302)	(158,105)	(219,622)
Net change in unrealized appreciation (depreciation)	1,079,782	833,245	2,181,332	1,997,216

Net increase (decrease) in net assets resulting from operations	1,167,634	817,774	2,277,649	1,856,512

Distributions to shareholders: (Note 1f)	(304,300)	(50,024)	(302,647)	(79,915)

Capital share transactions: (Note 2)	2,231,798	2,191,582	4,861,121	888,685

Net increase (decrease) in net assets	3,095,132	2,959,332	6,836,123	2,665,282
Net assets:
Beginning of year	4,479,700	1,520,368	5,535,902	2,870,620

End of year	$7,574,832	$4,479,700	$12,372,025	$5,535,902

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	331

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Russia ETF		Franklin FTSE Saudi Arabia ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,109,115	$620,269	$62,016	$52,211
Net realized gain (loss)	(184,908)	720,065	42,036	9,323
Net change in unrealized appreciation (depreciation)	(23,581,497)	3,655,069	1,061,595	1,013,320

Net increase (decrease) in net assets resulting from operations	(22,657,290)	4,995,403	1,165,647	1,074,854

Distributions to shareholders: (Note 1f)	(1,062,975)	(587,880)	(68,376)	(56,892)

Capital share transactions: (Note 2)	12,929,102	(6,853,353)	—	—

Net increase (decrease) in net assets	(10,791,163)	(2,445,830)	1,097,271	1,017,962
Net assets:
Beginning of year	10,793,865	13,239,695	3,033,039	2,015,077

End of year	$2,702	$10,793,865	$4,130,310	$3,033,039

332	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE South Africa ETF		Franklin FTSE South Korea ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$141,667	$102,844	$1,268,057	$617,015
Net realized gain (loss)	(81,742)	(138,401)	(5,450,316)	(592,956)
Net change in unrealized appreciation (depreciation)	824,250	1,271,635	(8,014,155)	14,536,607

Net increase (decrease) in net assets resulting from operations	884,175	1,236,078	(12,196,414)	14,560,666

Distributions to shareholders: (Note 1f)	(111,346)	(95,139)	(1,354,645)	(364,846)

Capital share transactions: (Note 2)	2,562,673	—	11,946,711	37,207,699

Net increase (decrease) in net assets	3,335,502	1,140,939	(1,604,348)	51,403,519
Net assets:
Beginning of year	2,622,243	1,481,304	62,965,790	11,562,271

End of year	$5,957,745	$2,622,243	$61,361,442	$62,965,790

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	333

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE Switzerland ETF		Franklin FTSE Taiwan ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$999,855	$1,009,318	$990,911	$464,971
Net realized gain (loss)	3,329,359	1,987,339	(550,668)	42,691
Net change in unrealized appreciation (depreciation)	2,599,949	5,484,279	2,783,522	10,935,848

Net increase (decrease) in net assets resulting from operations	6,929,163	8,480,936	3,223,765	11,443,510

Distributions to shareholders: (Note 1f)	(1,077,037)	(943,297)	(1,073,757)	(471,993)

Capital share transactions: (Note 2)	(6,828,650)	6,819,576	8,619,703	8,019,492

Net increase (decrease) in net assets	(976,524)	14,357,215	10,769,711	18,991,009
Net assets:
Beginning of year	48,569,748	34,212,533	32,896,839	13,905,830

End of year	$47,593,224	$48,569,748	$43,666,550	$32,896,839

334	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin FTSE United Kingdom ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$15,398,911	$4,203,945
Net realized gain (loss)	(202,105)	(6,238,675)
Net change in unrealized appreciation (depreciation)	8,007,752	30,968,158

Net increase (decrease) in net assets resulting from operations	23,204,558	28,933,428

Distributions to shareholders: (Note 1f)	(11,671,197)	(2,701,500)

Capital share transactions: (Note 2)	396,366,561	89,816,466

Net increase (decrease) in net assets	407,899,922	116,048,394
Net assets:
Beginning of year	205,672,578	89,624,184

End of year	$613,572,500	$205,672,578

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	335

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Cash Flows

Year ended March 31, 2022

Franklin FTSE Russia ETF
Cash Flows from Operating Activities

Net decrease in net assets resulting from operations	$(22,657,290)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments securities purchased	(3,592,759)*
Investments securities sold	3,523,658
Decrease in dividends and interest receivable	3,246
Decrease in management fees payable	(1,645)
Decrease in due to custodian	(6,681)
Net change in unrealized depreciation from investments	23,582,020
Net change in unrealized appreciation from foreign currency translations	(523)
Net realized loss on investments in securities	179,344

Net cash used in operating activities	1,029,370

Cash Flows from Financing Activities
Distributions paid to shareholders	(1,062,975)
Proceeds from shares sold	36,389 *

Net cash provided by financing activities	$(1,026,586)

Effect of exchange rate on cash	—

Net change in cash	2,784
Cash/(bank overdraft) at beginning of year	—

Cash at end of year	$2,784

*Amount shown excludes in-kind subscriptions of $12,892,713.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of forty-five separate funds, twenty-three of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Each of the Funds are an exchange traded fund (ETF) and seek to provide the investment results that closely correspond, before fees and expenses, to the performance of each Fund’s corresponding underlying index.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the Fund’s portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At March 31, 2022, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy (referred to as “market level fair value”).

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.
c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty.

Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

See Note 8 regarding other derivative information.

d. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. These securities received as collateral are held in segregated accounts with the Funds’ custodian. The Fund cannot repledge or resell these securities received as collateral. As such, the non-cash collateral is excluded from the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

e. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2022, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest Income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain

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1. Organization and Significant Accounting Policies (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Funds or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

g. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specified number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

Effective 4 AM Eastern Time on March 4, 2022, the NYSE Arca, Inc. announced a trading halt of the Franklin FTSE Russia ETF. Effective March 1, 2022, the Franklin FTSE Russia ETF has temporarily suspended new creations of its shares until further notice. Please refer to the prospectus for further detail.

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NOTES TO FINANCIAL STATEMENTS

At March 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin FTSE Asia ex Japan ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$8,769,376	400,000	$12,605,123

Net increase (decrease)	400,000	$8,769,376	400,000	$12,605,123

	Franklin FTSE Australia ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	150,000	$4,271,838	500,000	$11,932,219
Shares redeemed	—	—	(150,000)	(3,448,944)

Net increase (decrease)	150,000	$4,271,838	350,000	$8,483,275

	Franklin FTSE Brazil ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	17,500,000	$372,085,342	600,000	$12,225,064
Shares redeemed	(300,000)	(6,711,749)	(2,500,000)	(49,972,980)

Net increase (decrease)	17,200,000	$365,373,593	(1,900,000)	$(37,747,916)

	Franklin FTSE Canada ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$13,859,588	550,000	$15,691,933

Net increase (decrease)	400,000	$13,859,588	550,000	$15,691,933

	Franklin FTSE China ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,600,000	$43,703,237	1,800,000	$58,841,102
Shares redeemed	(200,000)	(6,446,795)	(200,000)	(4,906,711)

Net increase (decrease)	1,400,000	$37,256,442	1,600,000	$53,934,391

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2. Shares of Beneficial Interest (continued)

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin FTSE Europe ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,400,000	$38,599,643	5,200,000	$101,611,880
Shares redeemed	(3,000,000)	(83,395,700)	(1,600,000)	(38,572,665)

Net increase (decrease)	(1,600,000)	$(44,796,057)	3,600,000	$63,039,215

	Franklin FTSE Europe Hedged ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	200,000	$5,879,630	400,000	$9,846,602

Net increase (decrease)	200,000	$5,879,630	400,000	$9,846,602

	Franklin FTSE France ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	100,000	$3,120,862	—	$—
Shares redeemed	—	—	(200,000)	(4,055,531)

Net increase (decrease)	100,000	$3,120,862	(200,000)	$(4,055,531)

	Franklin FTSE Germany ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$10,617,319	150,000	$3,514,675
Shares redeemed	—	—	(50,000)	(1,158,283)

Net increase (decrease)	400,000	$10,617,319	100,000	$2,356,392

	Franklin FTSE Hong Kong ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	150,000	$3,959,042	—	$—
Shares redeemed	—	—	(150,000)	(3,730,050)

Net increase (decrease)	150,000	$3,959,042	(150,000)	$(3,730,050)

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	Franklin FTSE India ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	750,000	$23,985,026	350,000	$9,485,085
Shares redeemed	—	—	(50,000)	(891,851)

Net increase (decrease)	750,000	$23,985,026	300,000	$8,593,234

	Franklin FTSE Japan ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	11,400,000	$340,542,812	7,800,000	$210,140,358
Shares redeemed	(2,400,000)	(71,759,152)	(2,400,000)	(72,663,742)

Net increase (decrease)	9,000,000	$268,783,660	5,400,000	$137,476,616

	Franklin FTSE Japan Hedged ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$12,446,606	600,000	$18,420,312
Shares redeemed	(400,000)	(12,142,770)	—	—

Net increase (decrease)	—	$303,836	600,000	$18,420,312

	Franklin FTSE Latin America ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,231,798	100,000	$2,191,582

Net increase (decrease)	100,000	$2,231,798	100,000	$2,191,582

	Franklin FTSE Mexico ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	200,000	$4,861,121	50,000	$888,685

Net increase (decrease)	200,000	$4,861,121	50,000	$888,685

	Franklin FTSE Russia ETF

	Year Ended March 31, 2022[1,2]		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$12,929,102	100,000	$2,631,824
Shares redeemed	—	—	(400,000)	(9,485,177)

Net increase (decrease)	400,000	$12,929,102	(300,000)	$(6,853,353)

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2. Shares of Beneficial Interest (continued)

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin FTSE South Africa ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	100,000	$2,562,673	—	$—

Net increase (decrease)	100,000	$2,562,673	—	$—

	Franklin FTSE South Korea ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	800,000	$23,052,455	1,300,000	$37,207,699
Shares redeemed	(400,000)	(11,105,744)	—	—

Net increase (decrease)	400,000	$11,946,711	1,300,000	$37,207,699

	Franklin FTSE Switzerland ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	300,000	$10,413,668	1,000,000	$30,006,453
Shares redeemed	(500,000)	(17,242,318)	(800,000)	(23,186,877)

Net increase (decrease)	(200,000)	$(6,828,650)	200,000	$6,819,576

	Franklin FTSE Taiwan ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	300,000	$13,007,178	200,000	$8,019,492
Shares redeemed	(100,000)	(4,387,475)	—	—

Net increase (decrease)	200,000	$8,619,703	200,000	$8,019,492

	Franklin FTSE United Kingdom ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	16,400,000	$419,981,074	5,250,000	$119,960,341
Shares redeemed	(950,000)	(23,614,513)	(1,600,000)	(30,143,875)

Net increase (decrease)	15,450,000	$396,366,561	3,650,000	$89,816,466

1. Effective 4 AM Eastern Time on March 4, 2022: The NYSE Arca, Inc. announced a trading halt of the Fund.

2. Effective March 1, 2022: The Fund has temporarily suspended new creations of its shares until further notice. Please refer to the prospectus for further detail.

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc (Advisers)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Distributors, LLC. (Distributors)	Principal underwriter

a. Management Fees

The Funds pay a unified management fee to Advisers whereby Advisers has agreed to reimburse the Funds’ acquired fund fees and expenses (if any) and pay all of the ordinary operating expenses of the Funds, including custody, transfer agency, and Trustee fees and expenses, among others, but excluding payments under the Funds’ Rule 12b-1 plan (if any), brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and other non-routine or extraordinary expenses. The fees are based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate
Franklin FTSE Asia ex Japan ETF	0.19%
Franklin FTSE Australia ETF	0.09%
Franklin FTSE Brazil ETF	0.19%
Franklin FTSE Canada ETF	0.09%
Franklin FTSE China ETF	0.19%
Franklin FTSE Europe ETF	0.09%
Franklin FTSE Europe Hedged ETF	0.09%
Franklin FTSE France ETF	0.09%
Franklin FTSE Germany ETF	0.09%
Franklin FTSE Hong Kong ETF	0.09%
Franklin FTSE India ETF	0.19%
Franklin FTSE Italy ETF	0.09%
Franklin FTSE Japan ETF	0.09%
Franklin FTSE Japan Hedged ETF	0.09%
Franklin FTSE Latin America ETF	0.19%
Franklin FTSE Mexico ETF	0.19%
Franklin FTSE Russia ETF	0.19%
Franklin FTSE Saudi Arabia ETF	0.39%
Franklin FTSE South Africa ETF	0.19%
Franklin FTSE South Korea ETF	0.09%
Franklin FTSE Switzerland ETF	0.09%
Franklin FTSE Taiwan ETF	0.19%
Franklin FTSE United Kingdom ETF	0.09%

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NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Funds do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2022, investments in affiliated management investment companies were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin FTSE Asia ex Japan ETF
Non-Controlled Affiliates					Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$58,810	$1,921,077	$(1,973,062)	$—	$—	$6,825	6,825	$—

Franklin FTSE China ETF
Non-Controlled Affiliates					Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$517,219	$19,771,120	$(20,210,214)	$—	$—	$78,125	78,125	$72

Franklin FTSE Japan ETF
Non-Controlled Affiliates						Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$292,353	$21,044,412	$(21,085,019)	$—	$—	$251,746	251,746	$—

Franklin FTSE Japan Hedged ETF
Non-Controlled Affiliates						Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$13,379	$1,665,636	$(983,257)	$—	$—	$695,758	695,758	$—

Franklin FTSE United Kingdom ETF
Non-Controlled Affiliates					Income from Securities loaned

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$230,050	$6,219,784	$(5,829,004)	$—	$—	$620,830	620,830	$25

d. Other Affiliated Transactions

At March 31, 2022, the shares of the Funds were owned by the following entities:

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin FTSE Europe ETF
Franklin 529 Portfolios	4,786,439	70.4%

Franklin FTSE Hong Kong ETF
Franklin Resources Inc.	40,000	5.3%

Franklin FTSE Italy ETF
Franklin Resources Inc.	14,000	9.3%

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3. Transactions with Affiliates (continued)

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin FTSE Japan ETF
Franklin 529 Portfolios	3,325,991.00	11.5%

Franklin FTSE Latin America ETF
Franklin Resources Inc.	50,000	16.7%

Franklin FTSE Saudi Arabia ETF
Franklin Resources Inc.	36,000	36.0%

Franklin FTSE Taiwan ETF
Franklin Resources Inc.	100,000	10.0%

Franklin FTSE United Kingdom ETF
Franklin Managed Income Fund	1,250,000.00	5.2%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. At March 31, 2022, the capital loss carryforwards were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Capital loss carryforwards not subject to expiration:
Long term	$1,019,119	$471,552	$11,677,841	$259,413
Short term	488,309	115,476	33,487,474	110,204

Total capital loss carryforwards	$1,507,428	$587,028	$45,165,315	$369,617

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Capital loss carryforwards not subject to expiration:
Long term	$6,279,868	$2,559,181	$198,810	$117,194
Short term	2,500,332	207,121	237,115	33,108

Total capital loss carryforwards	$8,780,200	$2,766,302	$435,925	$150,302

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Capital loss carryforwards not subject to expiration:
Long term	$334,959	$608,317	$911,568	$305,156
Short term	98,332	56,351	116,340	0

Total capital loss carryforwards	$433,291	$664,668	$1,027,908	$305,156

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4. Income Taxes (continued)

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Capital loss carryforwards not subject to expiration:
Long term	$7,872,857	$—	$247,090	$642,825
Short term	1,327,693	—	34,299	49,392

Total capital loss carryforwards	$9,200,550	$—	$281,389	$692,217

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Capital loss carryforwards not subject to expiration:
Long term	$312,362	$3,202	$217,461	$2,942,488
Short term	235,236	0	48,981	2,571,495

Total capital loss carryforwards	$547,598	$3,202	$266,442	$5,513,983

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF

Capital loss carryforwards not subject to expiration:
Long term	$205,146	$204,085	$4,322,961
Short term	211,939	361,975	2,707,270

Total capital loss carryforwards	$417,085	$566,060	$7,030,231

For tax purposes, the Funds may elect to defer any portion of late-year ordinary loss to the first day of the following fiscal year. At March 31, 2022, the deferred losses were as follows:

Franklin FTSE India ETF
Late-year ordinary losses	$(319,958)

The tax character of distributions paid during the years ended March 31, 2022 and 2021, were as follows:

	Franklin FTSE Asia ex Japan ETF

	2022	2021
Distributions paid from ordinary income	$744,268	$347,651

	Franklin FTSE Australia ETF

	2022	2021
Distributions paid from ordinary income	$1,262,140	$369,523

	Franklin FTSE Brazil ETF

	2022	2021
Distributions paid from ordinary income	$16,614,538	$3,244,165

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4. Income Taxes (continued)

	Franklin FTSE Canada ETF

	2022	2021
Distributions paid from ordinary income	$639,656	$170,739

	Franklin FTSE China ETF

	2022	2021
Distributions paid from ordinary income	$1,744,579	$880,709

	Franklin FTSE Europe ETF

	2022	2021
Distributions paid from ordinary income	$7,497,235	$4,581,765

	Franklin FTSE Europe Hedged ETF

	2022	2021
Distributions paid from ordinary income	$666,937	$93,163

	Franklin FTSE France ETF

	2022	2021
Distributions paid from ordinary income	$270,848	$109,487

	Franklin FTSE Germany ETF

	2022	2021
Distributions paid from ordinary income	$404,523	$182,573

	Franklin FTSE Hong Kong ETF

	2022	2021
Distributions paid from ordinary income	$478,429	$524,795

	Franklin FTSE India ETF

	2022	2021
Distributions paid from ordinary income	$1,055,912	$92,142

	Franklin FTSE Italy ETF

	2022	2021
Distributions paid from ordinary income	$166,253	$86,540

	Franklin FTSE Japan ETF

	2022	2021
Distributions paid from ordinary income	$15,304,771	$8,307,221

	Franklin FTSE Japan Hedged ETF

	2022	2021
Distributions paid from ordinary income	$162,493	$—

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4. Income Taxes (continued)

	Franklin FTSE Latin America ETF

	2022	2021
Distributions paid from ordinary income	$304,300	$50,024

	Franklin FTSE Mexico ETF

	2022	2021
Distributions paid from ordinary income	$302,647	$79,915

	Franklin FTSE Russia ETF

	2022	2021
Distributions paid from ordinary income	$1,062,975	$587,880

	Franklin FTSE Saudi Arabia ETF

	2022	2021
Distributions paid from ordinary income	$68,376	$56,892

	Franklin FTSE South Africa ETF

	2022	2021
Distributions paid from ordinary income	$111,346	$95,139

	Franklin FTSE South Korea ETF

	2022	2021
Distributions paid from ordinary income	$1,354,645	$364,846

	Franklin FTSE Switzerland ETF

	2022	2021
Distributions paid from ordinary income	$1,077,037	$943,297

	Franklin FTSE Taiwan ETF

	2022	2021
Distributions paid from ordinary income	$1,073,757	$471,993

	Franklin FTSE United Kingdom ETF

	2022	2021
Distributions paid from ordinary income	$11,671,197	$2,701,500

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4. Income Taxes (continued)

At March 31, 2022, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Cost of investments	$38,778,292	$24,983,153	$496,008,802	$35,808,022

Unrealized appreciation	$4,712,314	$5,255,472	$42,243,107	$8,403,579
Unrealized depreciation	(4,627,847)	(314,806)	(14,240,217)	(962,007)

Net unrealized appreciation (depreciation)	$84,467	$4,940,666	$28,002,890	$7,441,572

Distributions earnings – undistributed ordinary Income	$80,254	$366,760	$5,392,384	$204,958

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Cost of investments	$141,841,998	$167,421,899	$21,954,588	$9,777,252

Unrealized appreciation	$6,746,359	$26,183,938	$1,188,291	$1,094,332
Unrealized depreciation	(37,077,755)	(10,059,879)	(1,532,267)	(794,720)

Net unrealized appreciation (depreciation)	$(30,331,396)	$16,124,059	$(343,976)	$299,612

Distributions earnings – undistributed ordinary Income and Capital Gains	$435,075	$741,054	$610,496	$17,864

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Cost of investments	$18,574,594	$18,829,465	$43,207,119	$3,436,784

Unrealized appreciation	$414,801	$1,451,108	$8,832,168	$414,757
Unrealized depreciation	(2,227,814)	(2,773,459)	(1,012,418)	(153,562)

Net unrealized appreciation (depreciation)	$(1,813,013)	$(1,322,351)	$7,819,750	$261,195

Distributions earnings – undistributed ordinary Income	$35,209	$84,420	$—	$13,456

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Cost of investments	$830,013,194	$27,663,409	$6,783,262	$9,906,248

Unrealized appreciation	$44,220,002	$973,822	$1,000,988	$2,543,356
Unrealized depreciation	(93,308,714)	(3,415,820)	(239,521)	(79,819)

Net unrealized appreciation (depreciation)	$(49,088,712)	$(2,441,998)	$761,467	$2,463,537

Distributions earnings – undistributed ordinary Income and Capital Gains	$6,904,832	$918,103	$51,060	$14,567

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4. Income Taxes (continued)

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Cost of investments	$22,662,434	$2,481,070	$4,793,223	$64,034,257

Unrealized appreciation	$—	$1,647,728	$1,431,975	$1,241,104
Unrealized depreciation	(22,662,434)	(1,524)	(274,337)	(4,746,506)

Net unrealized appreciation (depreciation)	$(22,662,434)	$1,646,204	$1,157,638	$(3,505,402)

Distributions earnings – undistributed ordinary Income	$34,803	$4,783	$62,319	$197,878

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Cost of investments	$43,087,879	$30,471,924	$600,071,597

Unrealized appreciation	$4,782,032	$13,441,400	$48,412,258
Unrealized depreciation	(1,054,801)	(237,879)	(40,831,908)

Net unrealized appreciation (depreciation)	$3,727,231	$13,203,521	$7,580,350

Distributions earnings – undistributed ordinary Income	$375,394	$10,447	$6,435,619

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions, financial futures transactions, passive foreign investment company shares and wash sales.

5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2022, were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Purchases	$11,014,967	$3,814,475	$409,543,975	$1,819,144
Sales	$3,370,008	$3,822,330	$42,580,404	$1,719,327

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Purchases	$53,447,666	$11,286,141	$3,194,430	$592,285
Sales	$15,597,299	$13,602,383	$2,161,775	$575,622

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Purchases	$1,041,261	$5,518,818	$27,006,500	$512,838
Sales	$1,020,755	$1,734,441	$4,075,857	$546,335

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5. Investment Transactions (continued)

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Purchases	$19,804,216	$3,178,395	$2,585,818	$2,105,200
Sales	$21,459,900	$914,390	$910,063	$2,145,642

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Purchases	$3,592,759	$542,969	$565,363	$29,886,213
Sales	$3,523,658	$547,560	$536,243	$18,371,250

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Purchases	$6,952,474	$16,458,978	$29,281,642
Sales	$6,619,353	$7,878,625	$23,825,208

In-kind transactions associated with creation and redemptions for the year ended March 31, 2022, were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Cost of Securities Received	$1,081,778	$4,270,736	$—	$13,829,474
Value of Securities Delivered[a]	$—	$—	$—	$—

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Cost of Securities Received	$5,408,205	$38,243,001	$5,678,991	$3,114,402
Value of Securities Delivered[a]	$5,410,246	$82,379,694	$—	$—

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Cost of Securities Received	$10,600,756	$131,922	$—	$—
Value of Securities Delivered[a]	$—	$—	$—	$—

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF	Franklin FTSE Mexico ETF
Cost of Securities Received	$336,779,851	$11,576,406	$553,859	$4,855,477
Value of Securities Delivered[a]	$70,532,561	$12,013,260	$—	$—

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Africa ETF	Franklin FTSE South Korea ETF
Cost of Securities Received	$12,892,713	$—	$2,560,382	$—
Value of Securities Delivered[a]	$—	$—	$—	$—

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5. Investment Transactions (continued)

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Cost of Securities Received	$10,266,498	$—	$415,218,458
Value of Securities Delivered[a]	$16,959,884	$—	$23,183,264

aRealized gains and losses from in-kind redemptions, as shown on the Statements of Operations, are not recognized by the Funds for Tax purposes.

At March 31, 2022, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE China ETF	Franklin FTSE United Kingdom ETF
Securities lending transactions[a]:
Equity investments[b]	$6,825	$78,125	$620,830

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

6. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as U.S. securities.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Funds have exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver such investments was impaired. The Funds could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Funds may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Funds, even beyond any direct exposure the Funds may have to Russian issuers or issuers in other countries affected by the invasion.

Beginning on February 28, 2022, the Moscow Exchange, where Russian equity securities are traded, closed for an extended holiday. The Valuation Committee determined that based on their analysis of the market and access to market participants, the Russian equity securities held by the Franklin FTSE Europe ETF, Franklin FTSE Europe Hedged ETF, Franklin FTSE Russia ETF and Franklin FTSE United Kingdom ETF had little or no value at March 31, 2022.

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7. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

8. Other Derivative Information

At March 31, 2022, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin FTSE Asia ex Japan ETF

Equity Contracts	Variation margin on futures contracts	$—		Variation margin on futures contracts	$—

Totals		$—			$—

Franklin FTSE Brazil ETF

Equity Contracts	Variation margin on futures contracts	$213,502	[a]	Variation margin on futures contracts	$—

Totals		$213,502			$—

Franklin FTSE Europe ETF

Equity Contracts	Variation margin on futures contracts	$71,733	[a]	Variation margin on futures contracts	$—

Totals		$71,733			$—

Franklin FTSE Europe Hedged ETF

Foreign exchange Contracts	Unrealized appreciation on OTC forward exchange contracts	$242,835		Unrealized depreciation on OTC forward exchange contracts	$20,304

Totals		$242,835			$20,304

Franklin FTSE Hong Kong ETF

Equity Contracts	Variation margin on futures contracts	$587	[a]	Variation margin on futures contracts	$—

Totals		$587			$—

Franklin FTSE India ETF

Equity Contracts	Variation margin on futures contracts	$1,364	[a]	Variation margin on futures contracts	$—

Totals		$1,364			$—

Franklin FTSE Japan ETF

Equity Contracts	Variation margin on futures contracts	$147,742[a]		Variation margin on futures contracts	$—

Totals		$147,742			$—

Franklin FTSE Japan Hedged ETF

Foreign exchange Contracts	Unrealized appreciation on OTC forward exchange contracts	$617,914		Unrealized depreciation on OTC forward exchange contracts	$67,566

Equity Contracts	Variation margin on futures contracts	$1,445	[a]	Variation margin on futures contracts	$—

Totals		$619,359			$67,566

Franklin FTSE Latin America ETF

Equity Contracts	Variation margin on futures contracts	$1,010	[a]	Variation margin on futures contracts	$—

Totals		$1,010			$—

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8. Other Derivative Information (continued)

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin FTSE South Korea ETF

Equity Contracts	Variation margin on futures contracts	$37,942	[a]	Variation margin on futures contracts	$—

Totals		$37,942			$—

Franklin FTSE Switzerland ETF

Equity Contracts	Variation margin on futures contracts	$34,416	[a]	Variation margin on futures contracts	$—

Totals		$34,416			$—

Franklin FTSE United Kingdom ETF

Equity Contracts	Variation margin on futures contracts	$231,258	[a]	Variation margin on futures contracts	$—

Totals		$231,258			$—

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the year ended March 31, 2022, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin FTSE Asia ex Japan ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(35,205)	Futures contracts	$8,013

Totals		$(35,205)		$8,013

Franklin FTSE Brazil ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$8,892	Futures contracts	$200,128

Totals		$8,892		$200,128

Franklin FTSE China ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(136,258)	Futures contracts	$5,342

Totals		$(136,258)		$5,342

Franklin FTSE Europe ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$54,362	Futures contracts	$66,549

Totals		$54,362		$66,549

Franklin FTSE Europe Hedged ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$10,305	Futures contracts	$(2,183)
Foreign exchange contracts	Forward exchange contracts	$1,038,539	Forward exchange contracts	$(75,006)

Totals		$1,048,844		$(77,189)

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8. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin FTSE Germany ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$983	Futures contracts	$—

Totals		$983		$—

Franklin FTSE Hong Kong ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(7,052)	Futures contracts	$587

Totals		$(7,052)		$587

Franklin FTSE India ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(3,447)	Futures contracts	$1,364

Totals		$(3,447)		$1,364

Franklin FTSE Italy ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$1,105	Futures contracts	$—

Totals		$1,105		$—

Franklin FTSE Japan ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(221,093)	Futures contracts	$151,366

Totals		$(221,093)		$151,366

Franklin FTSE Japan Hedged ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(23,426)	Futures contracts	$1,056
Foreign exchange contracts	Forward exchange contracts	$1,377,586	Forward exchange contracts	$(294,907)

Totals		$1,354,160		$(293,851)

Franklin FTSE Latin America ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(524)	Futures contracts	$1,010
Foreign exchange contracts	Forward exchange contracts	$(19)

Totals		$(543)		$1,010

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin FTSE Russia ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$61	Forward exchange contracts	$—

Totals		$61		$—

Franklin FTSE Saudi Arabia ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contracts	Forward exchange contracts	$(38)	Forward exchange contracts	$—

Totals		$(38)		$—

Franklin FTSE South Korea ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(42,446)	Futures contracts	$35,632

Totals		$(42,446)		$35,632

Franklin FTSE Switzerland ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(12,337)	Futures contracts	$25,756

Totals		$(12,337)		$25,756

Franklin FTSE Taiwan ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$(2,809)	Futures contracts	$—
Foreign exchange contracts	Forward exchange contracts	$(84)

Totals		$(2,893)		$—

Franklin FTSE United Kingdom ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Futures contracts	$131,143	Futures contracts	$238,655

Totals		$131,143		$238,655

For the year ended March 31, 2022, the average month end notional amount of futures contracts and average month end contract value for forward exchange contracts were as follows:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Brazil ETF	Franklin FTSE China ETF	Franklin FTSE Europe ETF
Futures contracts	$65,964	$1,631,602	$238,820	$850,363
Foreign exchange contracts	$—	$—	$10	$—

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

	Franklin FTSE Europe Hedged ETF	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF
Futures contracts	$62,397	$12,791	$35,009	$61,502
Foreign exchange contracts	$54,983,868	$—	$—	$—

	Franklin FTSE Italy ETF	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America ETF
Futures contracts	$2,358	$3,901,348	$186,658	$7,999
Foreign exchange contracts	$—	$—	$52,344,295	$—

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia ETF	Franklin FTSE South Korea ETF	Franklin FTSE Switzerland ETF
Futures contracts	$—	$—	$275,244	$464,589
Foreign exchange contracts	$1,614	$1272	$—	$—

	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Futures contracts	$18,391	$1,984,114
Foreign exchange contracts	$—	$—

At March 31, 2022, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Franklin FTSE Europe Hedged ETF
Foreign exchange contracts	$242,835	$(20,304)

Franklin FTSE Japan Hedged ETF
Foreign exchange contracts	$617,914	$(67,566)

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS

8. Other Derivative Information (continued)

At March 31, 2022, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Franklin FTSE Europe Hedged ETF
BOFA	$46,159	$(16,050)	$—	$—	$30,109
DBAB	106,449	(3,957)	—	—	102,492
HSBK	37,754	(82)	—	—	37,672
MSCO	14,583	(149)	—	—	14,434
UBSW	37,890	(66)	—	—	37,824

Total	$242,835	$(20,304)	$—	$—	$222,531

Franklin FTSE Japan Hedged ETF
DBAB	$185,242	$(23,869)	$—	$—	$161,373
HSBK	179,400	(18,075)	—	—	161,325
MSCO	73,552	(7,531)	—	—	66,021
UBSW	179,720	(18,091)	—	—	161,629

Total	$617,914	$(67,566)	$—	$—	$550,348

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

At March 31, 2022, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero
Franklin FTSE Europe Hedged ETF
BOFA	$16,050	$(16,050)	$—	$—	$—
DBAB	3,957	(3,957)	—	—	—
HSBK	82	(82)	—	—	—
MSCO	149	(149)	—	—	—
UBSW	66	(66)	—	—	—

Total	$20,304	$(20,304)	$—	$—	$—

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8. Other Derivative Information (continued)

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero
Franklin FTSE Japan Hedged ETF
DBAB	$23,869	$(23,869)	$—	$—	$—
HSBK	18,075	(18,075)	—	—	—
MSCO	7,531	(7,531)	—	—	—
UBSW	18,091	(18,091)	—	—	—

Total	$67,566	$(67,566)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(c) regarding derivative financial instruments.

9. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2022, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin FTSE Asia ex Japan ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$38,855,934	$—	$—	C	$38,855,934
Short-Term Investments	6,825	—	—		6,825

Total Investments in Securities	$38,862,759	$—	$—		$38,862,759

Franklin FTSE Australia ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$29,923,819	$—	$—		$29,923,819

Franklin FTSE Brazil ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$524,011,692	$—	$—		$524,011,692

Other Financial Instruments:
Futures Contracts	$213,502	$—	$—		$213,502

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3		Total

Franklin FTSE Canada ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$43,249,594	$—	$—		$43,249,594

Franklin FTSE China ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$111,432,476	$—	$—	C	$111,432,476
Short-Term Investments	78,125	—	—		78,125

Total Investments in Securities	$111,510,601	$—	$—		$111,510,601

Franklin FTSE Europe ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$183,545,958	$—	$—	C	$183,545,958

Other Financial Instruments:
Futures Contracts	$71,733	$—	$—		$71,733

Franklin FTSE Europe Hedged ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$21,610,612	$—	$—	C	$21,610,612

Other Financial Instruments:
Forward Exchange Contracts	$—	$242,835	$—		$242,835

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$20,304	$—		$20,304

Franklin FTSE France ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$10,076,864	$—	$—		$10,076,864

Franklin FTSE Germany ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$16,761,581	$—	$—		$16,761,581

Franklin FTSE Hong Kong ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$17,507,114	$—	$—		$17,507,114

Other Financial Instruments:
Futures Contracts	$587	$—	$—		$587

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin FTSE India ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$51,026,869	$—	$—	$51,026,869

Other Financial Instruments:
Futures Contracts	$1,364	$—	$—	$1,364

Franklin FTSE Italy ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$3,697,979	$—	$—	$3,697,979

Franklin FTSE Japan ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$780,672,736	$—	$—	$780,672,736
Short-Term Investments	251,746	—	—	251,746

Total Investments in Securities	$780,924,482	$—	$—	$780,924,482

Other Financial Instruments:
Futures Contracts	$147,742	$—	$—	$147,742

Franklin FTSE Japan Hedged ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$24,525,653	$—	$—	$24,525,653
Short-Term Investments	695,758	—	—	695,758

Total Investments in Securities	$25,221,411	$—	$—	$25,221,411

Other Financial Instruments:
Forward Exchange Contracts	$—	$617,914	$—	$617,914
Futures Contracts	1,445	—	—	1,445

Total Other Financial Instruments	$1,445	$617,914	$—	$619,359

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$67,566	$—	$67,566

Franklin FTSE Latin America ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$7,544,729	$—	$—	$7,544,729

Other Financial Instruments:
Futures Contracts	$1,010	$—	$—	$1,010

Franklin FTSE Mexico ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$12,369,785	$—	$—	$12,369,785

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

	Level 1		Level 2	Level 3		Total

Franklin FTSE Russia ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$—		$—	$—	[c]	$—

Franklin FTSE Saudi Arabia ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$4,127,274		$—	$—		$4,127,274

Franklin FTSE South Africa ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$5,950,861		$—	$—		$5,950,861

Franklin FTSE South Korea ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$60,528,855		$—	$—	C	$60,528,855

Other Financial Instruments:
Futures Contracts	$37,942		$—	$—		$37,942

Franklin FTSE Switzerland ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$46,815,110		$—	$—		$46,815,110

Other Financial Instruments:
Futures Contracts	$34,416		$—	$—		$34,416

Franklin FTSE Taiwan ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$43,675,445		$—	$—		$43,675,445

Franklin FTSE United Kingdom ETF

Assets:
Investments in Securities:[a]
Equity Investments:[b]	$607,031,117	[c]	$—	$—	C	$607,031,117
Short-Term Investments	620,830		—	—		620,830

Total Investments in Securities	$607,651,947		$—	$—		$607,651,947

Other Financial Instruments:
Futures Contracts	$231,258		$—	$—		$231,258

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common and convertible preferred stocks, warrants, as well as other equity investments.

cIncludes securities determined to have no value at March 31, 2022.

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NOTES TO FINANCIAL STATEMENTS

9. Fair Value Measurements (continued)

A reconciliation in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 assets and/or liabilities at the beginning and/or end of the period. At March 31, 2022, the reconciliation is as follows:

	Balance at Beginning of Period	Purchases	Sales	Transfer into Level 3	Transfer Out of Level 3	Net Accretion (Amortization)	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balanceat End of Period	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin FTSE Russia ETF

Assets:
Investments in Securities:
Equity Investments:	$—	$16,485,472	$(3,523,658)	$10,799,550	$—	$—	$(179,344)	$(23,582,020)	$—	$(23,582,020)

10. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio
ADR	– American Depositary Receipt
CDI	– Clearing House Electronic Subregister System Depositary Interest
GDR	– Global Depositary Receipt
IDR	– International Depositary Receipt
NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust
SF	– Single Family

Counterparty
BOFA	Bank of America Corp.
HSBK	HSBC Bank PLC
MSCO	Morgan Stanley
UBSW	UBS AG

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin FTSE Asia ex Japan ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Europe ETF, Franklin FTSE Europe Hedged ETF, Franklin FTSE France ETF, Franklin FTSE Germany ETF, Franklin FTSE Hong Kong ETF, Franklin FTSE India ETF, Franklin FTSE Italy ETF, Franklin FTSE Japan ETF, Franklin FTSE Japan Hedged ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Russia ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Africa ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF and Franklin FTSE United Kingdom ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin FTSE Asia ex Japan ETF, Franklin FTSE Australia ETF, Franklin FTSE Brazil ETF, Franklin FTSE Canada ETF, Franklin FTSE China ETF, Franklin FTSE Europe ETF, Franklin FTSE Europe Hedged ETF, Franklin FTSE France ETF, Franklin FTSE Germany ETF, Franklin FTSE Hong Kong ETF, Franklin FTSE India ETF, Franklin FTSE Italy ETF, Franklin FTSE Japan ETF, Franklin FTSE Japan Hedged ETF, Franklin FTSE Latin America ETF, Franklin FTSE Mexico ETF, Franklin FTSE Russia ETF, Franklin FTSE Saudi Arabia ETF, Franklin FTSE South Africa ETF, Franklin FTSE South Korea ETF, Franklin FTSE Switzerland ETF, Franklin FTSE Taiwan ETF, and Franklin FTSE United Kingdom ETF (twenty-three of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and cash flows for Franklin FTSE Russia ETF for the year ended March 31, 2022, the statements of changes in net assets for each of the two years in the period ended March 31, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2022, the cash flows for Franklin FTSE Russia ETF, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2022:

	Pursuant to:	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$362,187	$1,203,266	$—	$639,656

	Pursuant to:	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,493,221	$6,816,329	$572,546	$321,493
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$—	$43,903	$—

	Pursuant to:	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$404,523	$1,118	$452,076	$152,639

	Pursuant to:	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America	Franklin FTSE Mexico ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$15,023,065	$162,493	$32,943	$268,997

	Pursuant to:	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia	Franklin FTSE South Africa	Franklin FTSE South Korea ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,062,975	$—	$111,364	$1,354,645

	Pursuant to:	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$1,077,037	$—	$11,671,197

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Tax Information (unaudited) (continued)

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2022:

	Franklin FTSE Asia ex Japan ETF	Franklin FTSE Australia ETF	Franklin FTSE Brazil ETF	Franklin FTSE Canada ETF
Foreign Taxes Paid	$83,742	$12,360	$588,078	$142,555
Foreign Source Income	$964,046	$1,248,998	$21,317,539	$868,074

	Franklin FTSE China ETF	Franklin FTSE Europe ETF	Franklin FTSE Europe Hedged ETF	Franklin FTSE France ETF
Foreign Taxes Paid	$149,111	$466,812	$43,226	$274
Foreign Source Income	$2,352,807	$6,787,711	$575,250	$317,110

	Franklin FTSE Germany ETF	Franklin FTSE Hong Kong ETF	Franklin FTSE India ETF	Franklin FTSE Italy ETF
Foreign Taxes Paid	$42,993	$235	$287,725	$21,492
Foreign Source Income	$581,758	$520,885	$329,187	$178,045

	Franklin FTSE Japan ETF	Franklin FTSE Japan Hedged ETF	Franklin FTSE Latin America	Franklin FTSE Mexico ETF
Foreign Taxes Paid	$1,662,495	$42,082	$17,577	$19,340
Foreign Source Income	$18,967,975	$474,830	$340,088	$273,767

	Franklin FTSE Russia ETF	Franklin FTSE Saudi Arabia	Franklin FTSE South Africa	Franklin FTSE South Korea ETF
Foreign Taxes Paid	$132,011	$3,413	$23,243	$223,820
Foreign Source Income	$1,241,127	$65,423	$164,914	$1,822,150

	Franklin FTSE Switzerland ETF	Franklin FTSE Taiwan ETF	Franklin FTSE United Kingdom ETF
Foreign Taxes Paid	$168,856	$272,525	$13,909
Foreign Source Income	$1,169,465	$1,434,517	$15,464,548

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	61	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	61	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	61	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director – Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since September 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

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FRANKLIN TEMPLETON ETF TRUST

Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat as its audit committee financial expert. The Board believes that Mr. Bhagat qualifies as such an expert in view of his extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2016. As a result of such background and experience, the Board believes that Mr. Bhagat has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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FRANKLIN TEMPLETON ETF TRUST

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Schedule of Investments

The Trust files a complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services
Franklin Advisory Services, LLC	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2022 Franklin Templeton Investments. All rights reserved.		ETF5 A 06/22

Item 2.	Code of Ethics.

(a)   The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f)   Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)   The Registrant has an audit committee financial expert serving on its audit committee.

(2)   The audit committee financial expert is Rohit Baghat and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)            Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $832,900 for the fiscal year ended March 31, 2021 and $942,524 for the fiscal year ended March 31, 2020.

(b)            Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)            Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $170,219 for the fiscal year ended March 31, 2021 and $232,351 for the fiscal year ended March 31, 2020. The services for which these fees were paid included tax compliance services related to year-end, and professional fees in connection with tax treatment of equipment lease transactions.

(d)            All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2021 and $1,038 for the fiscal year ended March 31, 2020. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $31,861 for the fiscal year ended March 31, 2021 and $208,155 for the fiscal year ended March 31, 2020. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206(4)-2, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, and assets under management certification.

(e) (1)  The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)   pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)  pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2)   None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4(f).

(g)   The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $202,080 for the fiscal year ended March 31, 2021 and $441,544 for the fiscal year ended March 31, 2020.

(h)   The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON ETF TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 27, 2022

By	/s/ Vivek Pai
Vivek Pai
Chief Financial Officer and Chief Accounting Officer
Date	June 27, 2022